Exhibit 10.1

MASTER
SERVICES AGREEMENT
by and between
SYMETRA LIFE
INSURANCE COMPANY
and
AFFILIATED COMPUTER SERVICES, INC.
August 1, 2009
CONFIDENTIAL

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

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SCHEDULES

Schedule 1	Relationship Management
Schedule 2	Service Tower Services
Schedule 2A	Cross-Functional Services SOW
Schedule 2B	Data Center Services SOW
Schedule 2C	Distributed Computing Services SOW
Schedule 2D	Data Network Services SOW
Schedule 2E	Voice Communications Services SOW
Schedule 2F	Help Desk Services SOW
Schedule 2G	Output Processing SOW
Schedule 2H	Content Management SOW
Schedule 3	Fees
Schedule 4	Service Rates
Schedule 5	Fee Reductions and Corrective Assessments
Schedule 6	In-Scope Security Services
Schedule 7	Affiliates of Symetra
ATTACHMENTS

Attachment A	Benchmarking Procedures
Attachment B	Symetra Sites and Symetra Equipment
Attachment C	Transition Plan
Attachment D	Form of In-Scope Service Request
Attachment E	ACS Key Personnel
Attachment F	Equipment Refresh
Attachment G	Shared Resources
Attachment H	Assigned Contracts
Attachment I	Managed Contracts
Attachment J	Invoice Format
Attachment K	HIPAA Terms
Attachment L	Software Schedule
Attachment M	Offshore Services
Attachment N	Required Insurance Coverage
Attachment O	Approved Subcontractors
Attachment P	Definitions
Addendum 1	Symetra Competitors
Addendum 2	ACS Competitors
Attachment Q	Approved Auditors
Attachment R	Service Delivery Reference Manual Contents
Attachment S	Background Checks

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MASTER SERVICES AGREEMENT
This Master Services Agreement (the “Agreement”), dated August 1, 2009 (the “Restatement Date”), is by and between Symetra Life Insurance Company, a Washington corporation with corporate offices at 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004-5135 (including its successors and permitted assigns, “Symetra”), and Affiliated Computer Services, Inc., a Delaware corporation with corporate offices at 2828 N. Haskell, Dallas, Texas 75204 (including its successors and permitted assigns, “ACS”), and amends and restates in its entirety that certain Information Technology Services Agreement dated October 28, 2004 (the “Original Effective Date”) by and between Symetra and ACS Commercial Solutions, Inc. (as amended and supplemented, the “Original Agreement”).
RECITALS
     WHEREAS, on July 16, 2004, Symetra issued to ACS Commercial Solutions, Inc. a Request for Proposal for Information Technology Outsourcing (the “RFP”);
     WHEREAS, ACS Commercial Solutions, Inc. submitted to Symetra a response dated September 17, 2004 (as the same may have been supplemented and/or revised, the “ACS Bid”), and represented to Symetra that it had the expertise, personnel, products, services and skills required to meet the requirements of Symetra as reflected in the RFP;
     WHEREAS, in reliance on the representations made by ACS Commercial Solutions, Inc. in the ACS Bid and subsequent discussions, Symetra selected ACS Commercial Solutions, Inc. over other prospective technology providers to provide Symetra with outsourced IT and business process services and subsequently entered into the Original Agreement with ACS Commercial Solutions, Inc.;
     WHEREAS, on April 23, 2009, Symetra issued to ACS a Renewal RFP;
     WHEREAS, ACS submitted to Symetra a response to the Renewal RFP dated June 12, 2009 (as the same may have been supplemented and/or revised, the “ACS Renewal Bid”), and represented to Symetra that it had the expertise, personnel, products, services and skills required to meet the requirements of Symetra as reflected in the Renewal RFP;
     WHEREAS, in reliance on the representations made by ACS in the ACS Renewal Bid and subsequent discussions, Symetra selected ACS over other prospective technology providers to provide Symetra with outsourced IT and business process services;
     WHEREAS, ACS Commercial Solutions, Inc. wants to assign the Original Agreement to ACS;
     WHEREAS, Symetra hereby consents to ACS Commercial Solutions, Inc.’s assignment of the Original Agreement to ACS; and

     WHEREAS, Symetra and ACS want to amend and restate the Original Agreement in its entirety, all on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the representations, warranties, promises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree to the foregoing and as follows:
ARTICLE 1
GUIDING PRINCIPLES, RELATIONSHIP
MANAGEMENT AND INTERPRETATION
1.1 Guiding Principles. The principles identified below (“Guiding Principles”) include principles that the Parties have determined to be important to ensure the success of their relationship. The Guiding Principles function as “constitutional” statements regarding the Parties’ overall intentions for this Agreement. If any term or condition of this Agreement is ambiguous or unclear, or if the Parties did not anticipate a particular issue, the Parties shall refer to and apply the Guiding Principles to resolve and/or address the ambiguous, unclear and/or unanticipated issue.
     1.1.1 Enhanced IT Capabilities and Effectiveness. Services will be provided in a manner that enhances Symetra’s ability to deliver high-quality, cost-effective services both internally within Symetra and externally to its customers with minimal interruptions in, and adverse impacts on, Symetra’s delivery of services to its customers. Technology utilized by ACS will provide Symetra with industry-leading levels of functionality and performance.
     1.1.2 Reduce IT Costs. Cost reduction is a key objective for Symetra in securing Services from ACS. ACS will continuously implement new, cost-effective technologies in order to further reduce the overall cost of Services to Symetra.
     1.1.3 Improve and Maintain Technology. ACS will implement new technologies to deliver the Services to Symetra in order to maintain competitiveness in the quality and scope of Services available to Symetra and to take advantage of market cost efficiencies.
     1.1.4 Focus on Core Competencies. By outsourcing the Services to ACS and leveraging ACS’ core competencies, Symetra will be able to focus more of its internal resources on providing services to its market constituents and improve the levels of service in the outsourced areas.
     1.1.5 Improve Business Processes. Symetra will learn best practices from ACS which will allow Symetra to improve its business processes, including improving the efficiencies of delivering services to its own customers.
1.2 Relationship Management. The relationship between the Parties shall be managed as described in this Section and in Schedule 1.

     1.2.1 IT Outsourcing Committee. A joint IT outsourcing committee, comprised of senior business and technology staff from Symetra and ACS (the “IT Outsourcing Committee”), shall be responsible for providing input and advice concerning the overall business and technology relationship between the Parties including, without limitation, the effectiveness and value of the Services provided by ACS and guidance to improve such effectiveness and value. The IT Outsourcing Committee shall be chaired by a Symetra representative, and the ACS members shall include the ACS Project Executive and appropriate ACS executives and managers. The IT Outsourcing Committee shall meet quarterly at a Symetra facility, or more often at Symetra’s request, to discuss:
     (a) the status of each Service Tower and any Problems or difficulties experienced by a Party in transitioning to and/or delivering the Services;
     (b) ACS’ compliance with the SLRs;
     (c) all financial arrangements, including invoices submitted by ACS;
     (d) Symetra’s satisfaction with the ACS Key Personnel;
     (e) Symetra’s business goals, current mission, objectives, priorities and strategies, all to facilitate the technology planning described in Section 2.5.3;
     (f) in accordance with Section 2.5.4, innovative and emerging ideas and strategies for more effective use of IT and related business transformation services and how such innovative ideas and strategies can more effectively impact the enterprise transformation of Symetra’s businesses;
     (g) pending or proposed Innovation Proposals;
     (h) ACS’ future financial and operational plans relating to the business unit that fulfills ACS’ obligations to provide Services under this Agreement, to the extent discloseable under applicable law; and
     (i) such other matters as one Party may bring to the other.
For each such meeting, ACS shall prepare a suggested agenda, with active input from the Symetra Project Executive. ACS shall make available its senior management personnel to answer questions from Symetra’s senior management personnel regarding the agenda items for such meeting. Further, the IT Outsourcing Committee may invite industry thought leaders to participate in such meetings to facilitate information exchange and increase the value of the strategies discussed.
     1.2.2 Project Executives. Each Party shall designate an individual (for Symetra, the “Symetra Project Executive”, and for ACS, the “ACS Project Executive”), who shall be each Party’s primary point of contact for all matters relating to this Agreement. The ACS Project Executive shall be: (a) knowledgeable about the Services and each of ACS’ and its Subcontractors’

products and services; (b) experienced at running information technology systems and networks of a size and scope minimally equal in size and scope to those of Symetra; (c) otherwise acceptable to Symetra; and (d) assigned (in the case of each ACS Project Executive) to Symetra for a minimum period of twenty-four (24) months, except in cases involving: (i) a voluntary or For Cause termination; (ii) removal at Symetra’s request; or (iii) inability to work due to death, disability or illness. Without limiting any other rights and remedies that may then be available to Symetra, if ACS fails to comply with the terms of the foregoing subsection (d), ACS represents to Symetra that Symetra shall have the right to communicate dissatisfaction and impact to ACS senior operations personnel through the customer satisfaction survey process. Symetra shall have the right to pre-approve any candidate proposed by ACS to serve as the ACS Project Executive, and to require ACS to remove and replace any previously appointed ACS Project Executive, and ACS promptly shall comply with any such Symetra request. The ACS Project Executive shall have overall responsibility for directing all of ACS’ activities hereunder and shall be vested by ACS with all necessary authority to act for ACS in connection with all aspects of this Agreement. ACS Personnel shall be managed in the performance of their duties by the ACS Project Executive. Upon ACS’ request, Symetra will provide a written evaluation of the ACS Project Executive’s performance that ACS may elect to consider when determining the ACS Project Executive’s salary and bonus compensation.
     1.2.3 Service Delivery Managers. Each Party shall designate an individual to serve as that Party’s service delivery manager for each Service Tower (for Symetra, each, a “Symetra Service Delivery Manager”, and for ACS, each, an “ACS Service Delivery Manager”). The primary role of the service delivery managers is to take ownership of the day-to-day operational relationships between Symetra’s information technology service delivery and Symetra’s business. This involves managing and coordinating the appropriate Symetra resources across all information technology services, including resources and services provided by ACS, to ensure optimal service delivery and ensure that all issues raised are resolved promptly and in accordance with the applicable SLR. The Symetra Service Delivery Manager (or his or her designee) for a particular Service Tower shall be the only Symetra representative authorized to request chargeable services from ACS with respect to that Service Tower, and ACS acknowledges that it shall not have the right to bill or collect from Symetra or any of its Affiliates any amounts ACS claims it is owed for otherwise chargeable services provided without the written authorization of the applicable Symetra Service Delivery Manager.
     1.2.4 Management Functions. At Symetra’s request from time-to-time in order to more efficiently administer certain functional aspects of the Parties’ relationship, each Party shall designate individual(s) to address various subject matters including, without limitation, performance and process management, architecture and technology management, finance/contract management, enterprise standards management, sourcing relationship management, quality assurance management, business unit management, and transition management, with such individuals having such roles and responsibilities as may be determined by the Parties at such time.

1.3 Agreement Structure.
     1.3.1 Master Agreement. This Agreement provides a framework for, and the general terms that are applicable to, the Services that ACS will provide to Symetra under this Agreement.
     1.3.2 Country Agreements. If Symetra wants to receive from ACS, and ACS agrees to provide to Symetra, Services in countries that are located outside the United States (each, a “New Country”), the terms of this Agreement shall apply to Services delivered in such New Country, except that the local Affiliates of each Party in such New Country shall execute an agreement that identifies any country-unique terms (and/or deviations from the terms of this Agreement) that are required by local laws in such New Country and addresses appropriate pricing for the Services to be provided in such New Country (each, a “Country Agreement”).
     1.3.3 Affiliates of Symetra. ACS shall provide the Services to Symetra and those Symetra Affiliates identified in Schedule 7. After the Restatement Date, Symetra may add Affiliates and/or business ventures of Symetra and/or its Affiliates to the scope of this Agreement pursuant to Section 6.2.4. ACS is fully responsible for the performance of its obligations under this Agreement with respect to the Services provided by ACS to Symetra and its Affiliates. Symetra (and not its Affiliates) shall be responsible for paying all Fees to be paid to ACS hereunder.
     1.3.4 Effect of Certain Provisions. The following Sections hereof shall be applicable to this Agreement only, and may not be applicable to certain Country Agreements where the Services may be provided: Sections 14.4 and 14.5.
1.4 Interpretation. If there is a conflict among the terms set forth in the various portions of the Agreement (including the Schedules, Attachments, Exhibits, Addenda, Appendices and/or any other documents that comprise this Agreement):
     (a) to the extent the conflicting terms can reasonably be interpreted so that such terms are consistent with each other, such consistent interpretation shall prevail; and
     (b) to the extent subsection (a) does not apply, the following order of precedence will prevail:
     (i) first, the terms set forth in Attachment K (including its addenda and appendices), excluding, however, the terms of any separately executed agreement containing the terms set forth in Attachment K pursuant to Sections 9.2.4 and/or 14.4.1;
     (ii) second, the terms set forth in the body of this Agreement;
     (iii) third, the terms set forth in Schedules 3, 4, 5, 6 and 7 (including any attachments, addenda or appendices thereto) and in Attachments A through R to this Agreement (including any attachments, addenda or appendices thereto), but excluding Attachment K and its addenda and appendices, provided that no order of precedence shall be given among them;
     (iv) fourth, the terms set forth in Schedules 1, 2A, 2B, 2C, 2D, 2E, 2F, 2G and 2H to this Agreement (including any attachments, addenda or appendices thereto), provided that no order of precedence shall be given among them; and
     (v) fifth, the terms set forth in any other documents that comprise this Agreement, provided that no order of precedence shall be given among them.
     (c) ACS and Symetra hereby acknowledge that they have drafted and negotiated the Agreement jointly, and the Agreement will be construed neither against nor in favor of either, but rather in accordance with its fair meaning.
Captions and titles to Schedules, Attachments, Exhibits, Addenda, Appendices and/or other documents that comprise this Agreement are used herein for convenience of reference only and shall not be used in the construction or interpretation of this Agreement. Any reference herein to a particular Section number (e.g., “Section 2”), shall be deemed a reference to all Sections of this Agreement that bear sub-numbers to the number of the referenced Section (e.g., Sections 2.1, 2.1.1, etc.). As used herein, the word “including” shall mean “including, without limitation” or “including, but not limited to”.
1.5 Effect of Amendment and Restatement. For the avoidance of doubt, the terms and conditions of the Original Agreement as they existed prior to the Restatement Date shall continue to govern and apply to all claims, actual or alleged breaches, duties, obligations, and all other events or circumstances that are related to this Agreement and that arose or occurred prior to the Restatement Date and, although neither Party waives any rights that it may have under such terms and conditions with respect to any such claims, breaches, duties, obligations, events and circumstances, such terms and conditions are void, and of no further force or effect, with respect to claims, actual or alleged breaches, duties, obligations, and other events or circumstances that arise or occur on or after the Restatement Date, all of which, if related to this Agreement, as amended hereby, shall be subject to and governed by the terms and conditions set forth herein.
ARTICLE 2
SERVICES
2.1 General.
     2.1.1 Commencement of Services. Subject to Symetra’s exercise of its management and oversight functions and prerogatives as identified in Article 5 or elsewhere in this Agreement, ACS shall provide the Services to Symetra at or with respect to all Symetra Sites. Except as otherwise provided in this Agreement, ACS shall procure or otherwise provide all hardware, software, network facilities and other items required to provide the Services and otherwise perform its obligations hereunder, all of which shall be deemed included in the Fees. In respect of any Service Tower Schedule added by the Parties to the Agreement following the Restatement Date, or any amendment to a Service Tower Schedule following the Restatement Date that in-

volves new Services or significant re-solutioning of existing Services, ACS shall begin providing such Service Tower Services at 12:01 a.m., Pacific time, on the Handover Date that is applicable to such Service Tower Services. Symetra shall have the right to obtain services from any other provider that may be similar or identical to the Services.
     2.1.2 Locations for Performance of Services. Without Symetra’s prior written consent, ACS shall not perform any of the Services from locations, or using ACS Personnel, situated outside the United States. Notwithstanding the foregoing, Symetra acknowledges and agrees that the Services identified in Attachment M will be provided from the respective countries identified therein in accordance with the baseline allocation, mix and relative percentages of such ACS Personnel situated within the United States and outside the United States for each Service Tower as specified in Attachment M. Any ACS-proposed changes to the allocation, mix or relative percentages specified in Attachment M with respect to any one or more Service Towers, or any other proposed change to Attachment M, shall be presented to Symetra for its prior review and consent, which consent Symetra may withhold in its sole discretion. The ACS proposal shall include a detailed analysis of the corresponding impact on labor costs and other cost factors relating to the affected Services, together with any potential impact on delivery timeframes, satisfaction of SLRs and/or performance of the Parties’ respective obligations under the Agreement. Notwithstanding anything that may be contained herein to the contrary, and for the avoidance of doubt, the following Services must be provided by ACS Personnel situated in the United States: help desk Services (but only Monday through Friday from 0400 to 1900, Pacific time), print and mail Services, and scanning and indexing Services. ACS represents and warrants to Symetra that: (a) no Symetra Data will reside in any country other than the United States; and (b) except to the extent minimally necessary for ACS Personnel to perform the Services, no Symetra Data, and no data, information and/or mechanisms (including, without limitation, sniffer traces), that would enable a Person to discover Symetra Data, will be accessible from any country other than the United States. ACS will provide to Symetra from time to time upon Symetra’s request a written list of all ACS Personnel, if any, who have had access to the Symetra Data, and the contents of such written list shall include, without limitation, the name and business location of each such ACS Personnel, the date of access of the Symetra Data and the type of Symetra Data accessed. If any law or regulation enacted after the Restatement Date has, or is likely to have, an adverse impact on the desirability to either Party of having Services provided from a location outside the United States including, without limitation, as a result of new tax and/or privacy laws, at the affected Party’s request, the Parties shall engage in good faith negotiations to arrive at a mutually agreeable reasonable alternative.
     2.1.3 Change Management Procedures. Included in the Service Delivery Reference Manual are change management procedures (the “Change Management Procedures”) that the Parties will use to, among other things, document mutually agreed changes to the Services to be provided by ACS under the Agreement and/or Symetra’s computing and/or operating environment. The Parties’ use of the Change Management Procedures as a means of documenting their agreement on such changes as contemplated in the various Sections of the Agreement is not intended to be, and shall not be, interpreted to mean that additional charges will be owed by Symetra to ACS in connection with all such changes.

     2.1.4 Optimizing and Maximizing Resources. Notwithstanding any contrary terms that may be contained in the Agreement, ACS will use all commercially reasonable efforts to use and/or optimize all existing Resources and all Substantially Dedicated Resources that already have been deployed and paid for by Symetra, in whole or in part, to process or perform any increased Services or Out-of-Scope Services requested by Symetra, except for those for which an ARC or RRC is specified in the Agreement. Upon Symetra’s request, and prior to assessing any incremental charges, ACS and Symetra shall meet to discuss ACS’ efforts to optimize performance of the Resources and all Substantially Dedicated Resources and, in connection therewith, provide Symetra with relevant data and information regarding optimization efforts, including any potential effects on SLRs.
2.2 Service Tower Services.
     2.2.1 Initial Service Tower Services. Schedules 2A, 2B, 2C, 2D, 2E, 2F, 2G and 2H (each, together with any additional Schedules relating to additional Services that may be added to this Agreement by mutual agreement of the Parties following the Restatement Date, is sometimes referred to herein as “the applicable Schedule 2”, or similar terminology) contain a detailed description of the Service Tower Services provided by ACS as of the Restatement Date, which are:
     (a) Cross-Functional Services (Schedule 2A);
     (b) Data Center Services (Schedule 2B);
     (c) Distributed Computing Services (Schedule 2C);
     (d) Data Network Services (Schedule 2D);
     (e) Voice Communications Services (Schedule 2E);
     (f) Help Desk Services (Schedule 2F);
     (g) Output Processing (Schedule 2G); and
     (h) Content Management (Schedule 2H).
The Parties may develop additional Schedules relating to additional Services that will be provided by ACS to Symetra hereunder. Once approved in accordance with the terms herein, all such Schedules shall be deemed to be numbered sequentially and made a part of Schedule 2.
     2.2.2 Service Levels.
     (a) Commitment to SLAs. ACS shall perform the Service Tower Services in accordance with, and in such a manner as to meet or exceed, the SLR for each SLA. In respect of any Service Tower Schedule added by the Parties to the Agreement following the Restatement Date, or any amendment to a Service Tower Schedule following the Restatement Date that involves new Services, or significant re-solutioning of existing Services, from and after the applicable Handover Date (or upon the occurrence of such other date or event as may be expressly set forth in a particular Service Tower Schedule for a particular SLA), ACS shall perform the Service Tower Services set forth therein in accordance with, and in such a manner as to meet or exceed, the SLR for any SLAs set forth therein. ACS shall perform any Other Services in accordance with, and in such a manner as to meet or exceed, any SLRs that may be set forth in the applicable Out-of-Scope Work Order or otherwise agreed to by the Parties in writing.
     (b) Measurement and Reporting. ACS shall measure its performance against the SLRs in accordance with the methodologies specified in the applicable Service Tower Schedule and shall provide a detailed, comprehensive report of its performance against the SLRs during the applicable reporting period (each, a “Service Level Report”) by the fifteenth (15th) day of the month following the end of the applicable reporting period. Such reports shall be provided in accordance with Section 2.11.1 and in accordance with any SLA metrics set forth in the applicable Service Tower Schedule. ACS shall meet with Symetra at least monthly, or more or less frequently if requested by Symetra, to review ACS’ actual performance against the SLRs and shall recommend remedial actions to resolve any performance deficiencies.
     (c) Root-Cause Analysis and Resolution. Promptly, but in no event later than five (5) Business Days following Incident Resolution with respect to any ACS failure to provide any of the Services in accordance with an SLR, ACS shall: (i) perform a Root-Cause Analysis to identify the cause of such failure; (ii) provide Symetra with a written report detailing the cause of, and procedures for remediating, such failure (provided that if ACS believes that remediating such failure is not warranted under the circumstances, ACS may escalate any resulting disagreement for resolution in accordance with the governance procedures set forth in Schedule 1); and (iii) provide Symetra with satisfactory evidence that such failure will not recur. ACS’ correction of any such failures shall be performed in accordance with the time frames set forth in the applicable Service Tower Schedule (or if none is specified, then such correction shall be performed promptly) entirely at ACS’ expense unless it has been determined, by mutual agreement of the Parties or through the Problem-resolution process specified in this Agreement, that: (iv) Symetra Personnel and/or its self-managed properties and/or systems was the predominant contributing cause of the failure and ACS could not have worked around the failure without expending a material amount of additional time or cost; or (v) Third Party software or firmware directly resulted in such failure, provided that such Third Party software or firmware: (A) was expressly approved by Symetra; (B) was implemented by ACS following its standard, rigorous, documented interoperability testing, quality assurance, and user acceptance processes, and in accordance with the Change Management Procedures; (C) was unknown, undocumented and unreported prior to ACS’ implementation of such Third Party software or firmware; and (D) ACS could not have worked around the failure without expending a material amount of additional time or cost (each of the events described in the foregoing subsections (iv) and (v) constitute an “Excuse”). Upon the occurrence of an Excuse: (vi) ACS shall be entitled to temporary relief from its obligation to timely comply with the affected SLR, but only to the extent and for the duration so affected; and (vii) in the case of an Excuse described in subsection (iv), Symetra shall reimburse ACS for ACS’ expenses to correct such failure, but only to the extent Symetra caused such failure, unless the Parties otherwise mutually agree. For purposes hereof, any preexisting condition of those of Symetra’s properties and systems that are used and managed by ACS to deliver the Services shall not be deemed a contributing cause of any failure if such condition was identified in ACS’ reasonable, pre-

implementation diligence processes, or as a result of ACS’ post-implementation, industry-standard quality assurance processes.
     (d) Annual Review. Symetra expects that SLRs will improve over time and that new SLAs may be added to the Agreement to reflect Symetra’s changing and/or new business requirements. Accordingly, at least once annually, Symetra expects to review and reach agreement with ACS on, among other things: (a) adjustments to the SLRs to reflect such anticipated continuous improvements in the SLRs; and/or (b) the addition of new SLAs. Unless the Parties agree otherwise in writing, in no event will any SLA (including the SLRs) be made less favorable to Symetra as a result of such reviews.
     (e) Benchmarking. As part of the Services, ACS shall conduct benchmarking with Symetra in accordance with the terms, conditions and procedures described in Attachment A.
     2.2.3 Symetra Sites. Attached hereto as Attachment B is a list of Symetra facilities (collectively, the “Symetra Sites”) with respect to which ACS shall provide the Services.
     2.2.4 Governance Regarding Relief Events. The Parties acknowledge and agree that from time to time during the Term, events and circumstances caused by the actions or inactions of Symetra may arise that have (or are reasonably anticipated to have) a material adverse impact on ACS’ ability to achieve the SLRs, or otherwise provide the Services in the manner required by this Agreement, without expending a material amount of additional time or cost (such events and circumstances, “Relief Events”). By way of example and without limiting the foregoing, the Parties acknowledge that a Relief Event may arise as a result of ACS’ compliance with Symetra’s instructions in connection with an Extraordinary Event under Section 2.10 and/or as a result of Symetra’s exercise of its retained authorities under Article 5. With respect to such Relief Events, the following terms and principles shall apply:
     (a) If a Relief Event causing ACS to be unable to provide any of the Services in accordance with the SLRs has occurred, the terms of Section 2.2.2(c) shall apply.
     (b) Without limiting ACS’ obligations under Section 2.2.2(c), if a Relief Event has occurred, ACS shall nevertheless use commercially reasonably efforts to perform the Services and achieve the SLRs throughout the duration of such Relief Event using existing levels of resources dedicated to Symetra’s account, and the Parties shall work together in good faith to address the impact of such Relief Event on the Services and the SLRs in a timely manner.
     (c) To the extent that either Party anticipates or determines that a Relief Event is likely to occur, such Party shall notify the other Party of such determination, and the Parties shall work together in good faith in advance of the anticipated Relief Event to establish a plan for providing the Services during such Relief Event, taking into account the relevant specifics and details of the Relief Event. Where Symetra’s actions or inactions are the predominant cause of the anticipated Relief Event, such plan may include the temporary suspension of SLRs associated with the affected Services, and/or additional fees or charges associated with Other Services provided by ACS that are designated to address the impact of the Relief Event or achieve the SLRs during the Relief Event.
     (d) If an unanticipated Relief Event occurs, and Symetra’s actions or inactions are the predominant cause of such Relief Event, or such Relief Event is the result of a Force Majeure Event, without limiting ACS’ obligations under Section 2.2.2(c) and this Section, ACS shall be relieved from its obligations to meet or exceed the SLRs affected by the Relief Event (and its responsibility with respect to any related Fee Reductions) during the duration of such Relief Event.
2.3 Transition Services.
     2.3.1 Transition Plan. A transition plan that outlines the tasks, timelines, responsibilities, dependencies, major milestones (including Critical Milestones), deliverables and acceptance testing procedures relating to the re-solutioning of certain of the Services is attached hereto as part of Attachment C (the “Transition Plan”). In respect of any Service Tower Schedule added by the Parties to the Agreement following the Restatement Date, or any amendment to a Service Tower Schedule following the Restatement Date that involves transition Services, the Parties shall develop and attach hereto as part of Attachment C (or as part of the applicable Service Tower Schedule) a transition plan (also a Transition Plan) that outlines the tasks, timelines, responsibilities, dependencies, major milestones (including Critical Milestones), deliverables and acceptance testing procedures for such Services. In accordance with the terms set forth in each such Transition Plan, ACS shall accomplish the transparent, seamless, orderly and uninterrupted transition from the manner in which Symetra and its Affiliates received all services prior to implementation of the changes contemplated under the applicable Transition Plan to the manner in which the Services will be provided as described herein and in the applicable Transition Plan.
     2.3.2 Progress Reports. ACS shall provide to the Symetra Project Executive (or his/her designee) a weekly written report as to the progress of completion of the activities contained in the applicable Transition Plan until each of ACS’ responsibilities thereunder has been completed. Such reports shall be provided in accordance with Section 2.11.1.
     2.3.3 Financial Responsibility. In respect of any Service Tower Schedule added by the Parties to the Agreement following the Restatement Date, or any amendment to a Service Tower Schedule following the Restatement Date that involves new Services or significant re-solutioning of existing Services, ACS shall assume financial responsibility for providing such Service Tower Services as of the applicable Handover Date. Further, at Symetra’s option, ACS shall assume financial responsibility for providing such Service Tower Services irrespective of whether handover of the applicable Service Tower Service actually has been completed as of such date.
     (a) In respect of any Service Tower Schedule added by the Parties to the Agreement following the Restatement Date, or any amendment to a Service Tower Schedule following the Restatement Date that involves new Services or significant resolutioning of existing Services, if ACS is unable to provide any of such Service Tower Services as of the applicable Handover Date, “assume financial responsibility” means that:

     (i) ACS shall reimburse Symetra for all costs and expenses incurred by Symetra to provide such Service Tower Services (including by way of example and not of limitation, salaries and other payments to in-scope Symetra employees, fees under in-scope Third Party contracts, etc.) or, in Symetra’s sole discretion, Symetra may set off any such costs and expenses against the Fees, if any, due under the Agreement; and
     (ii) ACS shall be entitled to invoice Symetra for such Service Tower Services as if ACS itself were providing such Service Tower Services.
     (b) ACS shall not be required to assume financial responsibility for a particular Service Tower Service as described in the foregoing subsection (a) to the extent ACS’ performance is excused due to a Force Majeure Event or to the extent the delay was requested by Symetra. Further, if ACS is unable to provide a particular Service Tower Service as of the applicable Handover Date, the SLRs shall not apply until ACS actually begins providing such Service Tower Service.
2.4 Purchasing Agent Services. Without limiting ACS’ obligations to procure or otherwise provide all hardware, software, network facilities and other items required to provide the Services as described in this Article 2, and in addition to ACS’ other responsibilities herein, as and when requested by Symetra, ACS shall procure hardware and software (such as, for example, personal office printers) (“Procured Technology”) from a Symetra-approved product list on Symetra’s behalf. ACS’ procurement responsibilities in this Section 2.4 shall include, without limitation, evaluating ACS qualifications and independence; negotiating Symetra-favorable pricing (including obtaining the most favorable prices, rates and discounts available); ordering, receiving, configuring, installing, testing, maintaining and distributing all Procured Technology. As between Symetra and ACS, all right, title and interest in and to each item of Procured Technology shall be vested in Symetra, and Symetra shall reimburse ACS for the purchase price for such Procured Technology.
2.5 Technology Management Services.
     2.5.1 General. In accordance with and subject to the further terms of this Section 2.5, and unless otherwise requested by Symetra in writing, ACS shall cause all Equipment and Software to be maintained: (a) at levels that are supportable by the applicable manufacturers; (b) in the case of Software, at a version level (hereinafter defined) that is within two (2) version levels of the manufacturer’s then-current version level (provided that, in so doing, ACS must remain compliant with the terms of the foregoing subsection (a)); and (c) at levels that are necessary to enable ACS to provide the Services in accordance with the SLRs. ACS shall notify Symetra as soon as Equipment Refresh components and/or Software Enhancements become available from their respective manufacturers. Notwithstanding any contrary terms that may be contained in the Agreement, all changes to Symetra’s computing environment (including, without limitation, changes to Equipment and Software) must be initiated and implemented only in accordance with the technical change control requirements set forth in the Change Management Procedures. For purposes of this Section a “version” means a major version within a manufacturer’s primary release level (e.g., if a software release is numbered 3.1, “3” is the primary release number, and “1” is the major version number).
     2.5.2 Equipment Refresh and Software Enhancements.
     (a) ACS Obligations. ACS is: (a) financially and operationally responsible for Equipment Refresh respecting the ACS Equipment, which obligations minimally include replacing ACS Equipment with new ACS Equipment in accordance with the terms set forth in Attachment F; (ii) operationally responsible for Equipment Refresh respecting the Symetra Equipment; (iii) if requested by Symetra, subject to the Parties’ agreement on the applicable Fees, financially responsible for Equipment Refresh relating to the Symetra Equipment; (iv) financially and operationally responsible for Software Enhancements respecting the ACS Software; (v) operationally responsible for Software Enhancements respecting the Symetra Software; and (vi) if requested by Symetra, subject to the Parties’ agreement on the applicable Fees, financially responsible for Software Enhancements respecting the Symetra Software. Except as provided in the foregoing subsections (iii) and (vi), all costs and expenses associated with ACS’ Equipment Refresh-related and Software Enhancements-related obligations are included in the Annual Services Fees.
     (b) Symetra Obligations. Symetra is financially responsible for Equipment Refresh respecting the Symetra Equipment (including as described in Section 2.5.2(a)(iii)) and for Software Enhancements respecting the Symetra Software (including as described in Section 2.5.2(a)(vi)).
     2.5.3 Technology Planning. In or about the month of August each Contract Year, ACS shall initiate and engage in planning activities with Symetra aimed at identifying and memorializing in a written technology plan (each a “Technology Plan”) both short-term and long-range plans that tie into Symetra’s business goals and objectives. The short-term plan will include information technology budget development for the next fiscal year including, consistent with the requirements of Section 2.5.2, expectations regarding Equipment Refresh and Software Enhancements during the next Contract Year and a projected time schedule for procuring the necessary software, hardware and services and implementing the proposed changes. The long-range plan will include strategic and flexible use of information technology systems in light of Symetra’s business goals, current mission, objectives, priorities and strategies. During the August planning activities described above, the Parties jointly shall work on developing the Technology Plan, and on or before September 1 of each Contract Year, ACS shall submit a final version of the Technology Plan to Symetra (each a “September Technology Plan”). In addition, in or about the month of February each Contract Year, ACS shall initiate and engage in planning activities with Symetra aimed at identifying and memorializing any appropriate updates to the then-current September Technology Plan. During such February planning activities, the Parties jointly shall work on developing updates to the then-current September Technology Plan, and on or before March 1 of each Contract Year, ACS shall submit a final version of the updated draft of the then-current September Technology Plan to Symetra.

     2.5.4 Technology Innovation.
     (a) General. ACS will on a regular basis and prior to preparing each Technology Plan: (a) identify ACS and non -ACS products and technology services that may benefit Symetra and support the mission, goals and objectives of Symetra; (b) identify ACS or Symetra resources required to complete the short-term and long-range plans; and (c) upon Symetra’s request, investigate the requirements, costs and benefits of new technology. Notwithstanding the development of Technology Plans as described herein, ACS also shall have an ongoing responsibility to regularly provide Symetra with information regarding any newly improved or enhanced commercially available information technologies that reasonably could be expected to have a positive impact on Symetra including, without limitation, in the areas of increased efficiency, increased quality and/or reduced costs (“Enhanced Technology”). At a minimum, at least once annually, or more frequently as requested by Symetra, ACS shall meet with the IT Outsourcing Committee and provide a written report to the IT Outsourcing Committee that identifies any Enhanced Technology that ACS and its principal Subcontractors are developing and IT trends of which Symetra should be made aware. Upon identifying any Enhanced Technology that the Parties believe would materially improve performance, capacity, bandwidth, or reduce the cost, of the Services, the Parties will meet and discuss in good faith the terms upon which such Enhanced Technology may be implemented into the Services, including detailed SLAs specific to each such enhancement.
     (b) Innovation Proposals. In addition to, and without limiting, the terms of Section 2.5.4(a), the Parties will work together to identify potential opportunities for continuous improvement to increase the quality or efficiency of the Services and/or to reduce costs. At least once each Contract Year, ACS (on its own initiative or in response to a Symetra-identified opportunity) shall provide an “Innovation Proposal” to Symetra, each of which must: (i) be actionable; and (ii) define and describe: (A) the current situation (e.g., identifying affected portions of the Agreement, including SLRs and related charges) and any assumptions made; (B) the recommended changes; (C) the projected savings or service improvements; and (D) each Party’s responsibilities if the savings or improvements are to be achieved. Within twenty (20) days following its receipt thereof, Symetra shall notify ACS whether the proposal submitted by ACS pursuant to this Section meets the definition of an Innovation Proposal or what additional criteria must be satisfied and/or what additional information must be provided to cause the ACS proposal to meet the definition of an Innovation Proposal. If, as provided in the preceding sentence, Symetra notifies ACS that a proposal does not meet the definition of an Innovation Proposal and the reasons therefor, ACS promptly shall prepare and submit to Symetra an updated proposal. The review and notification process described herein shall repeat with respect to a particular ACS proposal until the earlier to occur of ACS’ submission of a proposal that meets the definition of an Innovation Proposal or the then-current Contract Year expires; provided, however, that ACS shall have a fifteen (15) calendar day grace period beyond the end of the then-current Contract Year to submit an updated proposal that meets the definition of an Innovation Proposal if ACS had submitted a proposal to Symetra prior to the end of the then-current Contract Year and Symetra had notified ACS that the proposal did not meet the definition of an Innovation Proposal and the reasons there-

for. If Symetra wants to pursue implementation of an Innovation Proposal, the Parties will negotiate the terms of such Innovation Proposal, including the terms for sharing the economic gain from the Innovation Proposal (if any) and, as described in, and subject to the terms set forth in, Section 12.1, the Parties’ ownership and/or license rights or interests in any resulting developments. The Parties will mutually agree upon a method for defining the relevant gain and the measurement period, assigning values to any improvements in quality or efficiency. The Parties intend that gain shall generally occur only after recovery of any required investment. Where ACS has made no investment in software, equipment or significant personnel time, ACS has no expectation of gain sharing in respect of Innovation Proposals.
[***]
     2.5.5 Asset Management. ACS shall maintain a comprehensive inventory of all: (a) equipment, software and network connections and infrastructure used by ACS to provide the Services; (b) equipment, software and network connections and infrastructure used by Symetra in connection with the Services; (c) configuration data regarding Symetra and ACS equipment, software, and network connections and infrastructure used by ACS to provide the Services; and (d) Procured Technology. ACS shall provide an electronic copy of such inventory to Symetra upon request. In addition, ACS shall provide Symetra with reports detailing software usage by Symetra and other activities by Symetra relating to Symetra’s compliance with software licenses that can be monitored by ACS in delivering the Services, provided that such responsibilities shall be detailed in each Service Tower Schedule. The Parties agree that ACS shall have no legal or financial responsibility for Symetra’s non-compliance with such software licenses except to the extent resulting from: (d) events subject to indemnification under Section 15.1.8; and (e) potential breach of contract liability under this Agreement based on ACS’ failure to comply with its obligations under this Agreement.
     2.5.6 Shared Resources. Except as provided in Attachment G, ACS shall not use a shared hardware or software environment, or any shared network or platform (collectively, “Shared Resources”) to provide the Services. If, following the Restatement Date, ACS wants to migrate or relocate any Services to Shared Resources, ACS shall provide to Symetra for its review, comments and approval, which approval may be withheld in Symetra’s sole discretion, a proposal for such migration or relocation, including a listing of all shared use assets that will be used to provide the Services and a breakdown of the cost and price benefits and savings or risks to Symetra. As part of the Disentanglement, ACS shall identify and assist Symetra with procuring suitable functionally equivalent replacements for any Shared Resources used to provide the Services.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

     2.5.7 Disaster Recovery.
     (a) Review of Symetra’s Disaster Recovery Plans. In respect of any Service Tower Schedule added by the Parties to the Agreement following the Restatement Date, or any amendment to a Service Tower Schedule following the Restatement Date that involves new Services or significant re-solutioning of existing Services, on or before the date specified in the applicable Transition Plan, ACS shall review Symetra’s existing disaster recovery plan(s) respecting such Services and develop and deliver to Symetra for its review, comments and approval a detailed, complete, written analysis of such disaster recovery plan(s) that identifies, among other things, any deficiencies and gaps in such disaster recovery plan(s) and the changes, modifications and/or updates recommended by ACS in order to address such deficiencies and gaps. Without limiting the generality of the foregoing, ACS’ written analysis specifically shall address ways to safeguard the Symetra Data and to ensure the continuing availability of all Services, including the Service Tower Services, in accordance with the terms of this Agreement during any event that would otherwise adversely affect ACS’ ability to safeguard the Symetra Data and/or deliver the Services. Following its receipt of ACS’ analysis, Symetra promptly shall review and comment on the same, and ACS thereafter shall update Symetra’s disaster recovery plan(s) accordingly and, on or before the date specified in the applicable Transition Plan, deliver to Symetra fully updated paper and electronic copies of such disaster recovery plan(s).
     (b) Ongoing Disaster Recovery Plan Review. ACS shall re-assess Symetra’s disaster recovery plan(s) as described herein once annually (or more frequently if necessary) and, not later than sixty (60) calendar days following commencement of each Contract Year, provide to Symetra for its review, comments and approval proposed changes, modifications and/or updates to Symetra’s disaster recovery plan(s) in order to address any identified deficiencies and gaps. Following its receipt of ACS’ annual assessment, Symetra promptly shall review and comment on the same, and ACS thereafter shall update Symetra’s disaster recovery plan(s) accordingly and, within thirty (30) calendar days after receiving Symetra’s comments, deliver to Symetra fully updated paper and electronic copies of such disaster recovery plan(s).
     (c) Provision of Disaster Recovery Services. Subject to, and without limiting, the terms of this Section 2.5.7, ACS shall provide the disaster recovery Services set forth in the applicable Schedules 2 in accordance with its own and Symetra’s disaster recovery plan(s). ACS shall provide disaster recovery Services as described herein at all times irrespective of whether a Force Majeure Event has occurred, unless the Force Majeure Event prevents the performance of the disaster recovery Services. Further, ACS shall provide disaster recovery Services if Symetra notifies ACS that a disaster has occurred. Upon the occurrence, and periodically for the duration, of any disaster, ACS shall provide regular reports and notices to Symetra regarding the status of ACS’ response to, and recovery from, the disaster.
     (d) Review and Testing of Disaster Recovery Plan. ACS’ disaster recovery Services shall include regular (not less often than once annually) testing and updating of both its own and Symetra’s disaster recovery plans (including plans for data backups, storage management and contingency operations), reserving capacity at alternate site facilities and annually testing network connectivity between such alternate site and the applicable Symetra Sites. Symetra shall have the right to participate fully in any disaster recovery testing conducted by ACS including being physically present at the facilities of ACS and/or any Third Parties involved in such testing.
     (e) Fees. ACS’ costs and expenses associated with performing the obligations set forth in this Section 2.5.7 shall be included in the Annual Services Fee as a separate annual line item.
2.6 Service Delivery Reference Manual.
     2.6.1 Development of Manual. On or before December 1, 2009, ACS shall prepare and deliver to Symetra for its review and comments (which comments shall be provided to ACS on or before February 1, 2010) a detailed, Symetra-specific service delivery manual that includes the contents specified in Section 2.6.2 (as updated from time to time, the “Service Delivery Reference Manual”) and shall, with respect to such draft, incorporate all of Symetra’s comments and requested changes. Once the draft Service Delivery Reference Manual has been approved in writing by Symetra (such approved not to be unreasonably withheld, delayed or conditioned), on each of April 1 and October 1 of each Contract Year (excluding October 1, 2009), ACS shall provide to Symetra for its review and comments an updated draft of the Service Delivery Reference Manual that includes: (a) all changes to the contents thereof through such date; and (b) Symetra’s comments and requested changes from the prior draft. ACS’ delivery to Symetra of the Service Delivery Reference Manual and updated drafts of the Service Delivery Reference Manual as provided herein shall constitute Critical Milestones and are subject to Corrective Assessments as provided in Section 3.2 of Schedule 5.
     2.6.2 Contents. ACS shall provide the Service Delivery Reference Manual to Symetra electronically (and in a manner such that it can be accessed via either Symetra’s intranet or the Internet) and communicate to all End-Users the availability of and methodology for accessing the Service Delivery Reference Manual. The Service Delivery Reference Manual shall describe, among other things, the manner in which ACS provides the Services hereunder, including the equipment and software being and to be used and the documentation (including operations manuals, user guides, specifications, and End-User support manuals) that provide further details regarding such activities, and shall include detailed problem and Change Management Procedures and the other contents described in Attachment R. The Service Delivery Reference Manual also shall describe the activities ACS will undertake in order to provide the Services including, where appropriate, direction, supervision, monitoring, staffing, quality assurance, reporting, planning and oversight activities, as well as the specific measures taken to comply with all laws and regulations that are applicable to ACS as an operator of its business or in performing its obligations under the Agreement. The Service Delivery Reference Manual also shall identify those Services that ACS is to perform to assist Symetra in complying with its own regulatory obligations including, without limitation, those relating to the privacy and security of the Symetra Data, including HIPAA, the Personal Information Statutes, GLB and any other laws and regulations applicable to the Symetra Data and/or identified by Symetra. Without limiting ACS’ obligations to assist Symetra in complying with its own regulatory obligations as described above, it is expressly agreed and understood by the Parties that Symetra shall be responsible for compliance with all laws and regulations that are applicable to Symetra as an operator of its business, its receipt of the Services, its direct regulatory obligations relating to the Symetra Data and, if the terms of Section 14.6 are applicable, its status as controller of the Symetra Data. The Service Delivery Reference Manual shall in no event be interpreted as an amendment to this Agreement or so as to relieve ACS of any of its performance obligations under this Agreement.
2.7 Service Compatibility. ACS shall ensure that all services, equipment, networks, software, enhancements, upgrades, modifications and other resources, including those provided by Symetra (collectively, the “Resources”), that are: (a) used by ACS to deliver the Services; or (b) approved by ACS for utilization by Symetra in connection with the Services, shall be successfully integrated and interfaced, and shall be compatible with the services, equipment, networks, software, enhancements, upgrades, modifications and other resources that are being provided to Symetra by Third Party service providers (collectively, the “Third-Party Resources”); provided, however, that any such responsibilities of ACS for Resources shall be detailed in the applicable Schedule 2. Further, ACS shall ensure that none of the Services or other items provided to Symetra by ACS shall be adversely affected by, or shall adversely affect, those of any such Third Party providers, whether as to functionality, speed, service levels, interconnectivity, reliability, availability, performance, response times or similar measures. To the extent that any interfaces need to be developed or modified in order for the Resources to integrate successfully, and be compatible with, the Third-Party Resources, ACS shall develop or modify such interfaces as part of the Services, pursuant to the process set forth in Section 2.8. If a question arises as to whether a particular defect, malfunction or other difficulty with respect to the Services was caused by Resources or by Third-Party Resources, ACS shall be responsible for correcting, at its cost, such defect, malfunction or difficulty, except to the extent that ACS can demonstrate, to Symetra’s satisfaction, by means of a Root-Cause Analysis, that the cause was not caused by Resources. In addition, ACS shall cooperate with all Third Party service providers of Symetra to coordinate its provision of the Services with the services and systems of such Third Party service providers. Subject to reasonable confidentiality requirements, such cooperation shall include providing: (a) applicable written information concerning any or all of the systems, data, computing environment, and technology direction used in providing the Services; (b) reasonable assistance and support services to such Third Party providers; (c) access to systems and architecture configurations of ACS to the extent reasonably required for the activities of such Third Party providers; and (d) access to and use of the Resources.
2.8 In-Scope Service Requests. If Symetra requires the performance of work that is not being performed at a particular time but that is within the scope of the Services, Symetra may deliver to the ACS Project Executive an “In-Scope Service Request” in the form set forth in Attachment D specifying the proposed work with sufficient detail to enable ACS to evaluate the request. If such In-Scope Service Request is a request for access to ACS Personnel versus a request for a particular set of Services that are in the nature of a longer-term project, Symetra shall prioritize (and re-prioritize as deemed necessary by Symetra), and ACS shall respond to, such In-Scope Service Request as provided in the In-Scope Service Request SLA set forth in Schedule 2A.

With respect to In-Scope Service Requests that are in the nature of a longer-term project, unless the Parties mutually agree in writing to proceed otherwise, within five (5) Business Days following the date of ACS’ receipt of such In-Scope Service Request, ACS shall provide Symetra with a written proposal in response to the In-Scope Service Request that contains the following: (a) a detailed description of the Services to be performed; (b) specifications (if applicable); and/or (c) an implementation plan, with implementation to commence not later than thirty (30) calendar days after approval thereof, unless otherwise mutually agreed. All services requested in an In-Scope Service Request shall constitute Services for purposes of this Agreement. Following receipt of ACS’ proposal, Symetra shall notify ACS in writing whether to proceed with the In-Scope Service Request, and ACS shall take no further action with respect to the In-Scope Service Request until it receives approval from Symetra. In-Scope Service Requests must be executed by the Symetra Project Executive, or his or her designee, in order to be effective.
2.9 Out-of-Scope Work Orders.
     2.9.1 Requirements and Process. From time-to-time, Symetra may solicit a response from prospective providers to perform services that are outside the scope of the Services (“Out-of-Scope Service(s)”). At its own cost and expense, ACS shall submit a response (“Out-of-Scope Work Order”) to any such Out-of-Scope Services request that complies with the terms of this Section within ten (10) Business Days after ACS’ receipt of Symetra’s request, or, if the scope of the Out-of-Scope Services is such that ten (10) Business Days would be insufficient, within a mutually agreed period of time. ACS’ proposed fees for performing each Out-of-Scope Work Order shall be quoted in the manner requested by Symetra in its Out-of-Scope Services request (e.g., fixed or time-and-materials at rates that do not exceed the Service Rates), with full transparency respecting any particular pricing elements to the extent requested by Symetra and not prohibited by ACS’ contracts with applicable Third Parties. For the avoidance of doubt, “full transparency” shall mean that ACS will provide the following pricing elements: hardware, software (licensing and maintenance to be shown separately), labor, Third Party professional services, management fees, one-time and recurring costs, and pass-through fees. Each such response shall be in writing and shall contain the following items and be in conformance with the process set forth herein: (a) ACS’ response to Symetra’s description and specifications for the Out-of-Scope Services, including all services to be performed, categories of personnel (and number of personnel within each category) required to complete the Out-of-Scope Services, and an implementation plan; (b) the amount, schedule, and method of payment; (c) the timeframe for performance; (d) completion and acceptance criteria; and (e) any proposed SLRs for new services that would result from the Out-of-Scope Services. If Symetra selects ACS as its provider with respect to the Out-of-Scope Work Order, the obligations of ACS with respect to the Out-of-Scope Services shall be deemed Other Services under this Agreement, and the Out-of-Scope Services and the Out-of-Scope Work Order shall be governed by all the terms and conditions of this Agreement.
     2.9.2 Potential Limitation on Future Contracts. If ACS, under the terms of this Agreement or through the performance of tasks hereunder, develops specifications or statements of work, and such specifications or statements of work are to be incorporated into a solicitation, at Symetra’s option, ACS may be ineligible under Symetra’s standard procurement rules or, if such rules do not exist, industry standard procurement rules, to bid on and perform the work de-

scribed within that solicitation as a prime contractor or subcontractor under a future Symetra contract. Except for the foregoing, ACS shall have the ability to compete for future business with Symetra on an equal basis with other Persons.
2.10 Extraordinary Events or Circumstances. Symetra may, at any time, in a written notice signed by the Symetra Project Executive, or his or her designee, and as a result of an Extraordinary Event: (a) direct ACS, in accordance with Section 2.8, to perform Services in an extraordinary manner (e.g., perform Services at service levels above or below the SLRs for a limited duration); or (b) direct ACS to prepare and submit a proposed Out-of-Scope Work Order more quickly than required under Section 2.9.1; (c) direct ACS to temporarily cease the performance of certain Services; or (d) obtain a Third Party to perform certain Services for the duration of the Extraordinary Event. If such Extraordinary Event results in ACS’ performance of Other Services, to the extent incremental pricing for such Other Services is not set forth in this Agreement (including, in particular, in Schedule 4), the Parties shall engage in good faith negotiations in order to arrive at appropriate fees and expenses to be paid to ACS in consideration of its performance of such Other Services. If such Extraordinary Event results in ACS’ performance of additional or fewer Services, as the case may be: (e) provided: (i) the upper Pricing Band limit or the lower Pricing Band limit, as applicable, for such Services has not been surpassed for more than ninety (90) calendar days, the applicable pricing set forth in Schedule 3 shall apply; or (f) once the upper Pricing Band limit or the lower Pricing Band limit, as applicable, for such Services has been surpassed for more than ninety (90) calendar days, at either Party’s request, the Parties shall engage in good faith negotiations in order to arrive at new pricing for the affected Service Tower Services. The rights and obligations of the Parties under this Section 2.10 shall be in addition to those under Sections 2.5.7, 9.2.3 and similar provisions of this Agreement addressing Force Majeure Events.
2.11 Reports and Other Resource Materials.
     2.11.1 General. In addition to any reports that may be required to be furnished pursuant to a Service Tower Schedule, ACS shall furnish reports to Symetra in the manner, format, and frequency, and containing contents, reasonably requested by Symetra from time to time. In addition to Service Level Reports and reports relating to amounts invoiced to Symetra, ACS’ reports shall include, among other things, annual security audit reporting, including reporting on unauthorized system access incidents, and reports regarding cost-management, Subcontractor relationships, End-User satisfaction, human resources matters and any other pertinent data requested by Symetra. ACS promptly shall (but not later than two (2) calendar days after gaining knowledge thereof) inform Symetra of any deficiencies, omissions or irregularities in Symetra’s requirements or in ACS’ performance of the Services that come to ACS’ attention. ACS shall furnish Symetra with all existing and future research and development resources, such as published materials, and industry studies conducted for or by ACS, that pertain to the Services and that might assist Symetra in setting its IT policies or requirements. The ACS Project Executive also shall advise Symetra of all other matters of a material nature that he or she believes would be helpful to Symetra in setting or revising its IT policies or requirements.

     2.11.2 Media. ACS shall furnish to Symetra all reports in both hard copy and electronic form per Symetra’s specifications in effect on the Restatement Date, as the same may be reasonably modified by Symetra from time-to-time thereafter.
2.12 Critical Milestones.
     2.12.1 Designation of Critical Milestones. In addition to the Critical Milestones identified in the Agreement as of the Restatement Date, following the Restatement Date, the Parties may agree to designate (in the applicable Schedule, Transition Plan, In-Scope Service Request, Out-of-Scope Work Order or any other written agreement between the Parties) certain milestones, activities, actions and/or projects as Critical Milestones (such designation not to be unreasonably withheld by either Party). In connection with any such designation, the Parties shall work together cooperatively and in good faith to agree upon appropriate Due Dates and Corrective Assessments for such Critical Milestones (such agreement not to be unreasonably withheld by either Party).
     2.12.2 Failure to Achieve a Critical Milestone. A Critical Milestone will be achieved successfully only when the activities, events and/or deliverables that comprise such Critical Milestone have occurred and/or have been completed and accepted in accordance with the terms of the applicable Schedule, Transition Plan, In-Scope Service Request, Out-of-Scope Work Order or other written agreement between the Parties. Subject to the further terms of this Section, if Symetra reasonably determines that ACS likely will not complete a Critical Milestone on or before its Due Date, then promptly following Symetra’s request, ACS shall provide to Symetra a corrective plan of action for achieving the Critical Milestone on or before its Due Date. If ACS fails to complete a Critical Milestone on or before its Due Date, provided such failure was not caused by an Excuse:
     (a) at Symetra’s request and at no additional cost or expense to Symetra, ACS shall provide additional ACS resources as required or necessary to complete the Critical Milestone on or before a re-adjusted Due Date established by Symetra, provided that: (i) any adjustment of a Critical Milestone Due Date shall not operate to adjust any future Critical Milestone Due Date (unless specifically agreed to in writing by Symetra); and (ii) notwithstanding any such adjustment, Symetra shall be entitled to receive Corrective Assessments (if any) based on the original Critical Milestone Due Date (unless specifically waived in writing by Symetra); and
     (b) Symetra shall receive Corrective Assessments (if any) in the amounts specified in the applicable Schedule, Transition Plan, In-Scope Service Request, Out-of-Scope Work Order of other written agreement between the Parties.
Notwithstanding any contrary terms that may be contained in the foregoing, if ACS’ failure to achieve a Critical Milestone on or before its Due Date is caused by an Excuse, then that Critical Milestone Due Date and any other affected Critical Milestone Due Date(s) shall be extended by mutually agreed time periods as reasonably necessary to account for the period of delay directly caused by the Excuse.

2.13 End-User Satisfaction and Communication. In addition to any End-User satisfaction survey requirements set forth in Schedule 2A, not less than annually, ACS shall conduct End-User satisfaction surveys in accordance with this Section. The proposed surveys (including the underlying instrument(s), methodology and survey plan) shall be subject to Symetra’s review, comments and approval and shall cover a representative sample of the End-Users including, as a separate sample category, senior management of Symetra. Symetra shall provide reasonable assistance to ACS to: (a) identify the appropriate sample of End -Users; (b) distribute the surveys; and (c) encourage participation by such End-Users in order to obtain meaningful results. ACS shall report the results of the surveys separately from each of the End-Users or groups of End-Users as may be specified by Symetra, and the ACS Project Executive shall review the results of each survey with Symetra within thirty (30) calendar days following the mutually agreed deadline for completion and return of the survey. During each such review session, ACS shall submit an End-User communication plan to Symetra for its review, comments and approval that shall include, at a minimum, updates to the End-Users regarding the results of the satisfaction surveys. Not later than thirty (30) calendar days following each review session, ACS shall provide to Symetra an action plan for addressing any problem areas identified in the survey results.
2.14 Cooperation with Symetra and Third Parties. ACS shall cooperate fully with Symetra and all Third Parties designated by Symetra, and shall disclose such information to Symetra and such Third Parties relating to ACS and its Subcontractors as may be reasonably required or necessary for delivery of the Services as required herein. All such disclosures shall be subject to the confidentiality provisions of Article 13.

2.15 Movement of an ACS Facility. Except as otherwise agreed to by the Parties in writing, if ACS moves, relocates, alters or changes any facility (including, without limitation, any ACS data center), such movement, relocation, alteration or change shall not: (a) result in any charges to Symetra; or (b) alter or excuse ACS’ obligation to perform all Services in accordance with the SLRs.
2.16 Symetra Policies and Procedures. ACS Personnel shall comply with all policies and procedures of Symetra and/or its Affiliates that are established from time-to-time and that are provided to ACS in writing including, without limitation, rules and requirements for the safety, security and/or protection of premises, materials, systems and/or Persons. Without limiting the terms of Section 9.6, any violations or disregard of such policies and procedures shall be cause for denial of access by such Personnel to the properties of Symetra and/or its Affiliates.
ARTICLE 3
PERSONNEL
3.1 ACS Personnel.
     3.1.1 ACS Key Personnel.
     (a) Designation of ACS Key Personnel. Each of the ACS Key Personnel is designated on, and shall have the functions assigned to him or her as set forth in, Attachment E. This Schedule may be modified from time-to-time in accordance with this

Agreement and shall be deemed modified upon any Symetra-approved replacement or substitution of a new person for any ACS Key Personnel. Prior to the assignment, hiring or designation of any person to fill the position or perform the duties provided by any ACS Key Personnel, Symetra shall have the right to interview and participate in the selection of such person to fill the position or perform the duties provided by the ACS Key Personnel to be replaced. ACS shall not hire, assign or designate any new person to fill the position or perform the duties provided by any ACS Key Personnel without Symetra’s prior written consent, which consent may be given or withheld in Symetra’s sole discretion. In addition, Symetra shall not be obligated to pay any Fees (or portion thereof) that are attributable to ACS Key Personnel until it determines, in its reasonable discretion, that such ACS Key Personnel have sufficient training, education and knowledge about Symetra’s then-current status and project needs. ACS shall ensure that all ACS Key Personnel have at least one designated individual as his or her core knowledge backup, ACS acknowledging that cross-sharing of knowledge is critical to minimizing the potential impact to Symetra if any of the ACS Key Personnel become unavailable for any reason. ACS Key Personnel shall treat Symetra as their most favored customer and shall give Symetra priority over all of ACS’ other customers. All other ACS Personnel who perform Services shall treat Symetra as a priority customer.
     (b) Removal/Replacement of ACS Key Personnel by ACS. All ACS Key Personnel shall be assigned to perform the Services on such basis (e.g., full time assignment or otherwise) as needed to ensure that the Services contemplated hereunder are provided in an efficient and timely manner. Except as otherwise permitted in Section 1.2.2(d), without Symetra’s prior written consent, ACS shall not: (i) undertake any action with respect to any ACS Key Personnel that would result in the alteration or reduction of time expended by such ACS Key Personnel in performance of ACS’ duties hereunder; or (ii) transfer, reassign or otherwise re-deploy any ACS Key Personnel from performance of ACS’ duties under this Agreement, except in cases involving: (i) a voluntary or For Cause termination; (ii) removal at Symetra’s request; or (iii) inability to work due to death, disability or illness. If any one of the ACS Key Personnel comes unavailable to perform his/her duties for any reason, subject to the terms of subsection (c) below, within forty-eight (48) hours thereafter, ACS shall replace such person with another person approved by Symetra that is at least as well qualified as the person being replaced. For purposes of this Section, the movement of ACS Key Personnel from the employ of ACS to an Affiliate or a Subcontractor of ACS shall be considered a reassignment requiring Symetra’s consent and not a cessation of employment. If ACS removes or temporarily reassigns the ACS Key Personnel in accordance with the terms of this Section, Symetra may withhold any and all payments due or that become due to ACS until the ACS Key Personnel vacancy is filled by a qualified replacement, as approved by Symetra.
     (c) Removal of ACS Personnel by Symetra. Notwithstanding anything contained herein to the contrary, if Symetra believes that the performance or conduct of any Person employed or retained by ACS to perform ACS’ obligations under this Agreement (including, without limitation, ACS Key Personnel) is unsatisfactory for any reason or is not in compliance with the requirements of this Agreement, Symetra shall so notify ACS in writing and ACS shall promptly address the performance or conduct of such person, or, at Symetra’s request, immediately replace such Person with another Person acceptable to Symetra and with sufficient knowledge and expertise to perform the Services in accordance with this Agreement. Symetra shall not be responsible for any relocation expenses associated with ACS’ compliance with this Section or any other term or condition of this Agreement.
     (d) Transition. If: (i) ACS is obligated to replace an individual as provided in subsection (c) above; or (ii) ACS wants to replace or reassign any of the ACS Key Personnel, and either Symetra consents to such replacement or reassignment, or Symetra’s consent to such replacement or reassignment is not required as provided in subsection (b) above, then: (1) the terms of subsection (a) above with respect to Symetra’s right to select replacement Personnel for any ACS Key Personnel shall apply; (2) the proposed replacement Personnel shall be “qualified,” meaning that the proposed replacement Personnel shall possess comparable experience and training as the ACS Personnel to be replaced; and (3) the replacement Personnel shall work with the replaced Personnel during a mutually agreed transition period, the duration of which shall be determined based on the duties and responsibilities of the person to be replaced, and all costs and expenses associated with educating and training the replacement Personnel shall be borne by ACS. Without limiting the generality of the foregoing, the transition period for the ACS Project Executive shall be at least one (1) month in length. In addition, provided the replaced Personnel remains employed by ACS, such individual shall continue to be available by telephone to answer any Services or Other Services-related questions.
     3.1.2 Additional Personnel Requirements. In addition to ACS Key Personnel, ACS shall provide and make available such additional ACS Personnel necessary to properly perform all of ACS’ obligations under this Agreement, all of whom shall, prior to their assignment to perform Services, be subject to security clearances by ACS consistent with any applicable policies and/or practices as may be requested and/or approved by Symetra. All costs and expenses associated with providing, equipping and retaining ACS Personnel is included within the Fees, including, without limitation, all wages (including overtime payments), benefits of employment, applicable payroll taxes, applicable Subcontractor fees and expenses and all associated staffing costs such as training and education, office supplies, PC refreshment, travel and lodging costs and recruiting and relocation expenses. On the Restatement Date and at the end of every six (6)-month period after the Restatement Date, ACS shall provide Symetra with a written list of Substantially Dedicated Personnel, and the contents of such written list shall include, without limitation, the employees’ names, dates of placement, assignment addresses, assigned duties and responsibilities, and the names of the person to whom they are required to report.
     3.1.3 Minimum Proficiency Levels. ACS Key Personnel, and all other Personnel assigned by ACS or its Subcontractors to perform ACS’ obligations under this Agreement, shall have experience, training and expertise sufficient to perform ACS’ obligations under this Agreement including, without limitation, ACS’ obligations with respect to the SLRs. Whenever ACS and/or an ACS Subcontractor indicates that a Person has a specific level of experience or expertise, such Person shall in fact possess such experience and expertise. Symetra shall not be required to pay for Services provided by any Person who does not possess the promised levels of experience and expertise.

     3.1.4 Specialized Personnel. As part of its provision of Services, ACS shall ensure that all ACS Personnel performing Services in work areas requiring specific health, regulatory (including, without limitation, HIPAA, the Personal Information Statutes, GLB and other regulations identified by Symetra), security or safety-related expertise are trained, qualified, and available to perform the Services in such areas as such training is commercially appropriate for the Services performed by such Personnel. As reasonably requested by ACS, Symetra shall make available to ACS Personnel any regulatory training that Symetra makes available to its own Personnel in such work areas, with all costs and expenses associated with such training (if any) to be borne by ACS.
     3.1.5 Training. At its own cost and expense, ACS shall provide, or cause to be provided, all such training to ACS Personnel as may be necessary for them to perform all of ACS’ duties under this Agreement (including technical training as well as training regarding applicable administrative matters such as training regarding Symetra-specific policies and SOPs), and, in any event, levels of training equal to or greater than the average levels of training given to other ACS personnel holding corresponding positions.
     3.1.6 Supervision and Conduct of ACS Personnel. Except as expressly set forth herein, neither ACS nor any ACS Personnel, are or shall be deemed to be employees of Symetra. As between Symetra and ACS, ACS shall: (a) be responsible for all ACS Personnel assigned to provide Services under this Agreement; (b) subject to this Article 3, have the sole right to direct and control the management of such ACS Personnel; (c) determine and pay all applicable wages and salaries, including applicable overtime and other premium pay; (d) provide welfare and retirement benefits, as it deems necessary or desirable; (e) comply with applicable tax laws, including income tax and employment tax withholding laws; (f) comply with all applicable laws governing the relationship employers and employees, including laws relating to accommodation of disabilities, equal pay, provision of leave (e.g., FMLA, jury duty, etc.), unlawful discrimination, as well as wage and hour law requirements; (g) comply with all workers’ compensation insurance coverage laws; (h) file all applicable reports with federal, state and local agencies and authorities as required by law; (i) maintain all required employment records, including I-9, personnel and medical files consistent with applicable law and customary business practices; and (j) comply with all applicable equal employment opportunity laws (including, without limitation, Executive Order 11246 as well as all other related laws and regulations). While at or on the premises of Symetra, ACS Personnel shall: (k) conduct themselves in a businesslike manner; and (l) comply with the requests and standard rules of Symetra regarding safety and health and personal, professional and ethical conduct (including, without limitation, those contained in Symetra’s employee manuals and other written policies and procedures applicable to employees and contractors) as may be required for such locations.
3.2 Symetra Personnel. The Symetra Project Executive shall act as the primary liaison between Symetra and the ACS Project Executive and have overall responsibility for the day-to-day oversight of ACS’ performance under this Agreement and coordination of Symetra’s retained authorities and Symetra’s performance of its responsibilities hereunder. If any Symetra Personnel is unable to perform the functions or responsibilities assigned to him or her in connection with this Agreement, or if he or she is no longer employed by Symetra, Symetra shall replace such person or reassign the functions or responsibilities to another Person. Symetra promptly shall notify ACS if the identity of the Symetra Project Executive changes, including in such notice the name and contact information of the replacement Symetra Project Executive.
3.3 Solicitation of Personnel. Except as provided in Section 10.3.6, without the other Party’s prior written consent, each Party agrees not to solicit, or cause to be solicited, for employment any of the other Party’s employees. The foregoing non-solicitation obligation shall be in effect with respect to a particular individual for a period of twelve (12) months following: (a) in the case of ACS employees, the earlier to occur of: (i) the date on which the applicable ACS employee ceased providing Services to Symetra; and (ii) the applicable ACS employee’s termination of employment with ACS, as applicable; and (b) in the case of Symetra’s employees, the Symetra employee’s termination of employment with Symetra. The terms of this Section shall remain in effect for a period of twelve (12) months following the Termination Date. Notwithstanding the foregoing, a Party (the “Recruiting Party”) will not have violated the terms of this Section if an employee of the other Party: (a) responds to a general, non-targeted solicitation for employment issued by the Recruiting Party, such as a newspaper advertisement; or (b) is contacted by a recruiter for the Recruiting Party, where the recruiter has not been instructed by the Recruiting Party to target the employees of the other Party.
3.4 Personnel Restriction. With respect to any ACS Project Executive, provided such ACS Project Executive remains employed by ACS or one of its Affiliates, for a period of twelve (12) months following the date on which such ACS Project Executive last provided Services to Symetra hereunder, ACS shall restrict such ACS Project Executive from directly or indirectly, through the education of other persons or otherwise, providing services to any of the Symetra Competitors.
ARTICLE 4
ASSETS AND THIRD-PARTY CONTRACTS
4.1 Symetra Equipment.
     4.1.1 General. Symetra will furnish to ACS, for ACS’ use at no charge, the equipment owned by Symetra (the “Symetra-Owned Equipment”), and the equipment leased by Symetra (the “Symetra-Leased Equipment”) that are listed in Attachment B, but for each such item of Symetra Equipment, only for that portion of the Term occurring prior to the date on which, in the case of Symetra-Owned Equipment, the item of Equipment reaches the end of its useful life and, in the case of Symetra-Leased Equipment, the lease expires for such item of Symetra-Leased Equipment, after which time ACS shall de-install such item of equipment at ACS’ own cost and comply with Symetra’s reasonable directions regarding the disposal or other disposition of such item of equipment. The Symetra Equipment will remain the property of Symetra. Attachment B shall be deemed to be updated to include any additional Symetra Equipment made available by Symetra for ACS’ use in providing the Services. Notwithstanding the location of any Symetra Equipment at an ACS or other non-Symetra facility, or the failure to list any item of Symetra Equipment on Attachment B, all right, title and interest in and to any Symetra Equipment will be and remain in Symetra, and ACS will have no title or ownership interest in such Symetra Equipment. ACS will provide Symetra with reasonable access to all Symetra Equipment located at an ACS or other non-Symetra facility, and, notwithstanding any contrary terms that may be contained herein, will be responsible for all costs and expenses associated with repair or replacement of any Symetra Equipment or any part thereof damaged (reasonable wear and tear excepted) by ACS Personnel and/or invitees of ACS, its Affiliates and/or its Subcontractors (excluding Symetra).
     4.1.2 Third-Party Approvals. ACS and Symetra shall work together to identify, and Symetra with ACS’ assistance thereafter will take all actions reasonably necessary to obtain, any consents, approvals or authorizations from Third Parties as required for ACS to lawfully access, operate, and use (at or from any location where Services are to be provided) the Symetra Equipment. Symetra hereby appoints ACS to act as its single point of contact for all operational matters pertaining to the Symetra Equipment, and with Symetra’s approval, ACS promptly will notify all appropriate Third Parties of such appointment. Symetra may at any time revoke such appointment and/or exercise control over ACS’ actions with respect to such Third Parties.
     4.1.3 Return of Symetra Equipment. Unless a later return date is requested by Symetra, thirty (30) calendar days following any expiration or termination of this Agreement (or earlier termination of a Service Tower), ACS will return each applicable item of Symetra Equipment to Symetra in substantially the same condition it was in when initially provided to ACS, reasonable wear and tear excepted.
4.2 ACS Equipment. “ACS Equipment” means equipment owned, leased or otherwise held by ACS that is used by ACS to provide the Services. Notwithstanding the location of ACS Equipment at a Symetra facility, all right, title and interest in and to any such ACS Equipment will be and remain in ACS, and Symetra will not have any title or ownership interest in the ACS Equipment.
     4.2.1 Use of ACS Equipment by ACS Personnel. ACS may provide ACS Equipment for use by ACS Personnel on behalf of Symetra, at no additional charge to Symetra.
     4.2.2 Provision of ACS Equipment to Symetra. Subject to mutual agreement with Symetra as to equipment and charges (if any), ACS shall provide to Symetra certain ACS Equipment at mutually agreed location(s), and on a mutually agreed delivery schedule. With the advice and assistance of ACS, Symetra will prepare and maintain at Symetra’s cost and expense any Symetra facility in which ACS Equipment will be installed in accordance with the manufacturers’ specifications and all applicable codes, statutes, regulations and standards. Symetra will be responsible for all costs and expenses of repair or replacement to correct any damage to ACS Equipment or any part thereof (reasonable wear and tear excepted) caused by Symetra Personnel and/or Symetra invitees (excluding ACS Personnel and/or ACS invitees).
     4.2.3 Installation of ACS Equipment. ACS will arrange for, and will determine the mode of transportation and installation of each item of ACS Equipment to such location(s) as may be mutually agreed to by the Parties. If Symetra relocates any Symetra facility in which ACS Equipment may be installed, Symetra will be responsible for the relocation costs of such ACS Equipment. If ACS requests the relocation of any ACS Equipment, ACS shall be responsible for the associated relocation costs.

4.3 Software.
     4.3.1 ACS-Licensed Third Party Software.
     (a) Category 1 Software. Attachment L to this Agreement sets forth the software that is owned by a Third Party and licensed by ACS and/or any of its Affiliates on an enterprise-wide basis (meaning pursuant to a license that is not specific to Symetra) that Symetra agrees ACS may use to provide the Services (together with all supporting documentation, media and related materials, including all Software Enhancements, the “Category 1 Software”). ACS shall grant to Symetra a license for Symetra Personnel and other End-Users to use, or receive the benefit of the use by ACS of, the Category 1 Software through and including the Termination Date. If and as requested by Symetra prior to the Termination Date and at no additional charge to Symetra, ACS shall assist Symetra, its Affiliates and/or the Replacement Provider in procuring a license, and in securing maintenance and support, with respect to the Category 1 Software commencing on the Termination Date and continuing thereafter for as long as Symetra requires at competitive rates (which license and maintenance and support fees shall be paid by Symetra). Except as provided in the preceding sentence, all costs and expenses associated with the Category 1 Software including, without limitation, license, maintenance and support, installation and implementation and/or Software Enhancements fees, are included in the Annual Services Fees. All right, title and interest in and to the Category 1 Software (excluding Derivative Works that contain Work Product) shall remain with the applicable Third Party.
     (b) Category 2 Software. Attachment L to this Agreement sets forth the software that is owned by a Third Party and licensed by ACS and/or its Affiliates with Symetra as the named licensee that Symetra agrees ACS may use solely as necessary to provide the Services (together with all supporting documentation, media and related materials, including all modifications, Symetra-specific customizations and configurations, enhancements, updates, replacements and Derivative Works thereof, the “Category 2 Software”). Respecting Category 2 Software first made available to Symetra following the Restatement Date, ACS shall use commercially reasonable efforts to obtain for Symetra a perpetual, non-exclusive, non-transferable (except in connection with a permitted assignment of the underlying license agreement), fully paid-up license for Symetra Personnel and other End-Users to use, and/or receive the benefit of the use by ACS, of the Category 2 Software (and the licensing requirements in effect under the Agreement prior to the Restatement Date shall apply to all Category 2 Software set forth in Attachment L as of the Effective Date). If, after using commercially reasonable efforts, ACS is unable to procure such a license, ACS shall so notify Symetra in writing, including a detailed description of the terms and conditions such Third Party is willing to offer, if any, as well as a description of the best available terms for comparable Category 2 Software that ACS has the ability to license (if any), and Symetra will review the options presented by ACS and Symetra may: (i) waive all or any portion of the foregoing license scope requirements in writing; or (ii) become directly involved in negotiations with the Third Party. If ACS is unable to procure a perpetual license in Symetra’s name on terms acceptable to Symetra and Symetra elects instead that such Category 2 Software be licensed by ACS with ACS as the licensee, then ACS shall use commercially reasonable efforts to procure the advance consent of each Third Party software vendor of Category 2 Software to an assignment to Symetra, its Affiliates and/or the Replacement Provider, of the license agreement between such Third Party software vendor and ACS prior to the Termination Date. If such consent cannot be obtained from any Third Party software vendor on reasonable terms, ACS shall so notify Symetra in writing, and Symetra may: (iii) waive this requirement in writing; or (iv) elect to license the applicable Category 2 Software directly from the applicable Third Party software vendor. If Symetra licenses such Category 2 Software directly from the Third Party software vendor, the software shall be deemed Category 3 Software for purposes of this Agreement. If and as requested by Symetra prior to the Termination Date and at no additional charge to Symetra, ACS shall assist Symetra, its Affiliates and/or the Replacement Provider in procuring a license (if necessary) and securing maintenance and support with respect to the Category 2 Software commencing on or before the Termination Date and continuing thereafter for as long as Symetra requires at competitive rates (which license (if any) and maintenance and support fees shall be paid by Symetra). All costs and expenses associated with the Category 2 Software during the Term and the Disentanglement Period including, without limitation, license, maintenance and support, installation and implementation and/or Software Enhancements fees (but excluding any assignment-related consent fees as described above), are included in the Annual Services Fees. All right, title and interest in and to the Category 2 Software (excluding Derivative Works that contain Work Product) shall remain with the applicable Third Party.
     4.3.2 Symetra-Licensed Third Party Software.
     (a) Category 3 Software. Attachment L sets forth certain Third Party software licensed by Symetra that ACS may access and/or use in providing the Services up to and including the Termination Date (“Category 3 Software”). Symetra will attempt to secure the appropriate consents and approvals required to enable ACS to access and/or use the Category 3 Software, and if it is unable to do so, the terms of Section 4.3.2(c) shall apply. ACS will pay all required license, maintenance and support, installation and implementation and Software Enhancements fees with respect to the Category 3 Software, and Symetra shall pay all required costs and expenses (including, without limitation, license and consent charges imposed by software vendors) required to permit usage by ACS of the Category 3 Software under this Agreement. All right, title and interest in and to the Category 3 Software (excluding Derivative Works that contain Work Product) shall remain with the applicable Third Party.
     (b) Category 4 Software. Attachment L sets forth certain Third Party software licensed by Symetra that ACS may access and/or use to provide the Services (“Category 4 Software”). Symetra will attempt to secure the appropriate consents and approvals required to enable ACS to access and/or use the Category 4 Software, and if it is unable to do so, the terms of Section 4.3.2(c) shall apply. Symetra will pay all required: (i) license, maintenance and support, installation and implementation and Software Enhancements fees with respect to the Category 4 Software; and (ii) all costs and expenses (including, without limitation, license and consent charges imposed by Software vendors) required to permit usage by ACS of Category 4 Software under this Agreement. All right, title and interest in and to the Category 4 Software (excluding Derivative Works that contain Work Product) shall remain with the applicable Third Party.
     (c) Consents and Approvals. If any consents or approvals under this Section 4.3.2 are required to be obtained but are not reasonably available, Symetra will not be required to obtain them, and Symetra and ACS agree to negotiate in good faith as to the impact of the lack of consent and to produce a reasonable alternative.
     4.3.3 Category 5 Software. Attachment L sets forth the software that is owned by ACS and/or any of its Affiliates that Symetra agrees ACS may use to provide the Services (together with all supporting documentation, media and related materials, including any and all modifications, enhancements, updates, replacements and other Derivative Works thereof, the “Category 5 Software”). ACS shall grant to Symetra a perpetual, non-exclusive, worldwide, non-transferable (except in connection with a permitted assignment of this Agreement), fully paid-up, royalty-free license for Symetra Personnel and other End-Users to use, or receive the benefit of the use by ACS of, such Category 5 Software. All costs and expenses associated with the Category 5 Software including, without limitation, license, maintenance and support, installation and implementation and/or Software Enhancements fees, are included in the Annual Services Fees. All right, title and interest in and to the Category 5 Software (excluding Derivative Works that contain Work Product) shall remain with ACS.
     4.3.4 Category 6 Software. Attachment L sets forth the software that is owned by Symetra and/or any of its Affiliates that Symetra may instruct ACS to use in connection with the Services (together with all supporting documentation, media and related materials, including any and all modifications, enhancements, updates, replacements and other Derivative Works thereof, the “Category 6 Software”). All right, title and interest in and to the Category 6 Software shall remain with Symetra and/or its Affiliates, and ACS will have no ownership interests or other rights in the Category 6 Software, provided that Symetra grants to ACS the right to access and use the Category 6 Software as necessary to provide the Services. The Category 6 Software will be made available to ACS in such form and on such media as ACS may reasonably request, together with existing documentation and other available materials. If ACS is authorized to make any changes to any Category 6 Software, such changes will be authorized by the Change Management Procedures. ACS will document any such changes, and all such changes shall constitute Category 6 Software and shall be treated as Work Product for purposes of this Agreement. Without Symetra’s prior written permission, ACS will not access or use the Category 6 Software for any purpose other than the provision of Services hereunder.
     4.3.5 Other Software-Related Terms. Subject to and without limiting the terms of the license grants set forth elsewhere in this Section 4.3, with respect to ACS Software, the license grant shall include the right to receive all Software Enhancements that are made available to ACS or all other licensees of the applicable ACS Software. Attachment L may be modified by the Parties (including adding and/or deleting Software therefrom) in accordance with the Change Management Procedures and/or pursuant to any other written agreement of the Parties.
     4.3.6 Bankruptcy. The ACS Software constitutes “intellectual property” as defined in Section 101(35A) of the United States bankruptcy code. If ACS voluntarily or involuntarily be-

comes subject to the protection of the United States bankruptcy code and ACS or the trustee in bankruptcy rejects this Agreement under Section 365 thereof, Symetra shall have the right to: (a) treat this Agreement as terminated; or (b) retain Symetra’s rights under this Agreement, specifically including, without limitation, the right to exercise its rights granted herein to the ACS Software. Failure by Symetra to assert its right to retain its benefits to the intellectual property embodied in the ACS Software pursuant to Section 365(n)(1)(B) of the United States bankruptcy code with respect to an executory contract rejected by ACS or the trustee in bankruptcy shall not be construed by the courts as a termination of such contract by Symetra under Section 365(n)(1)(A) of the United States bankruptcy code. Any attempted assignment of this Agreement by ACS or the trustee in bankruptcy to a Third Party shall be subject to such Third Party providing to Symetra “adequate assurance of future performance” (as referenced in Section 365(f) of the United States bankruptcy code). Among other requirements that may be reasonably imposed, “adequate assurance” shall include: (c) a Third Party’s express written agreement to assume all of ACS’ obligations under this Agreement; and (d) the Third Party must have annual revenues and capitalization that are equal to or greater than ACS’ annual revenues and capitalization as of the Restatement Date.
4.4 Assigned Contracts. Attachment H sets forth the written support, maintenance and other agreements that were assigned to ACS for use in providing the Services. If any agreement inadvertently was omitted from such Schedule, at Symetra’s request, the Parties shall work together in a cooperative manner to effectuate the assignment of such agreement to ACS. If Symetra is unable to effectuate an assignment of any of such agreements, such agreements shall become subject to the terms of Section 4.5.
4.5 Managed Contracts. Attachment I sets forth the support, maintenance and other agreements that are managed by ACS as part of the Services (collectively, the “Managed Contracts”). If any agreement inadvertently was omitted from such Schedule, at Symetra’s request, the Parties shall add such agreement to Attachment I. Symetra will attempt to secure the appropriate consents and approvals required to enable ACS to perform its obligations relating to the Managed Contracts. If any such consents or approvals are not reasonably available, Symetra will not be required to obtain them, and Symetra and ACS agree to negotiate in good faith as to the impact of the lack of consent and to produce a reasonable alternative. Symetra hereby appoints ACS to act during the Term as its single point of contact for all matters pertaining to the Managed Contracts, and with Symetra’s approval, ACS promptly will notify all appropriate Third Parties of such appointment. Symetra may at any time revoke such appointment and/or exercise reasonable control over ACS’ actions with respect to such Third Parties as it relates to the provision of Services.
4.6 Further Assurances. Symetra and ACS agree to execute and deliver such other instruments and documents as either Party reasonably requests to evidence or effect the transactions contemplated by this Article 4.
4.7 Use of Symetra Facilities.
     4.7.1 General. Symetra shall make reasonably necessary office space, furnishings, and storage space (the “Symetra Facilities”) available to ACS’ on-site Personnel performing Services at any Symetra Site throughout the Term and shall maintain Symetra Facilities in areas and at a level similar to that which it maintains for its own employees performing similar work. Office space, furnishings, storage space, and assets installed or operated on Symetra premises, and supplies allocated, are provided “AS IS, WHERE IS,” and “WITH ALL FAULTS”. Symetra shall provide ACS reasonably unencumbered access to such facilities as is reasonably required for ACS to provide the Services. Any furnishings (other than basic office furnishings) and office supplies for the use of ACS Personnel are the exclusive responsibility of ACS. ACS shall be entitled to make improvements and/or structural, mechanical and/or electrical changes to any space where ACS Personnel are performing Services on-site at any Symetra Site, provided that: (a) such improvements shall have been previously approved in writing by Symetra (which approval may be withheld in Symetra’s sole discretion); (b) such improvements shall be made at no cost or expense to Symetra; (c) any contractors used by ACS to perform such improvements shall have been identified or otherwise approved in writing by Symetra; and (d) Symetra shall be granted, without further consideration, all rights of ownership in such improvements.
     4.7.2 Specific Hardware and Carrier Charges. ACS shall provide and be responsible for all telephone and modem lines, telephones, computers and peripheral devices, computer connections, and network access that is necessary for ACS to provide the Services. ACS shall be responsible for all usage-based carrier charges incurred by ACS Personnel and all usage-based carrier charges incurred to provide a telecommunications link between ACS and any Symetra Site.
     4.7.3 Access to Personnel and Information. The Parties shall cooperate with each other in all matters relating to ACS’ performance of the Services. With respect to Symetra, such cooperation shall be limited to providing, as reasonably required by ACS for the performance of the Services, access to Symetra’s administrative and technical Personnel, other similar Symetra Personnel, and network management records and information.
     4.7.4 Other Facility-Related Obligations. Except as expressly provided in this Agreement, ACS shall use Symetra Facilities for the sole and exclusive purpose of providing the Services to Symetra. Use of such facilities by ACS does not constitute a leasehold interest in favor of ACS. ACS shall use Symetra Facilities in a reasonably efficient manner. ACS Personnel shall keep the Symetra Facilities in good order, shall not commit or permit waste or damage to such facilities, and shall not use such facilities for any unlawful purpose or act. ACS shall comply, and shall cause ACS Personnel to comply, with all applicable laws and regulations, including all of Symetra’s standard policies and procedures that are provided to ACS in writing regarding access to and use of Symetra Facilities, including procedures for the physical security of the Symetra Facilities. When Symetra Facilities are no longer required for performance of the Services, ACS shall return such facilities to Symetra in substantially the same condition as when ACS began use of such facilities, subject to reasonable wear and tear. ACS shall not cause the breach of any lease agreements governing use of Symetra Facilities.

ARTICLE 5
RETAINED AUTHORITIES
5.1 General. Symetra shall retain the exclusive right and authority to set Symetra’s IT strategy and to determine, alter, and define any or all of Symetra’s requirements and operational and/or business processes and procedures. Symetra shall have the right to approve or reject any or all proposed decisions regarding infrastructure design, technical platform, architecture and standards and, subject to the Change Management Procedures, will have the right and authority to cause ACS at any time to change any or all of the foregoing. If ACS can demonstrate that a particular exercise of Symetra’s rights and authorities as stated in this Section may interfere with or degrade ACS’ provision of the Services or have a materially detrimental impact on ACS’ cost of providing the Services or time for delivery of the Services, the Parties shall mutually agree to any proposed exercise of such right or authority pursuant to the terms of Change Management Procedures prior to the implementation thereof. Symetra shall consult with ACS to inform ACS of significant changes in Symetra’s IT strategy and changes in its requirements and business processes relating to the Services. ACS shall actively participate in any of the foregoing as Symetra requests and shall provide Symetra with advice, information and assistance in identifying and defining IT projects and future IT requirements to meet Symetra’s objectives.
5.2 Specific Retained Authorities. Without limiting the generality of Section 5.1, Symetra shall retain exclusive authority, discretion and rights of approval with respect to the activities described in this Section 5.2, and ACS shall obtain Symetra’s prior written approval before undertaking any such activities.
     5.2.1 Strategic and Operational Planning. Symetra shall retain exclusive authority, discretion and rights of approval with respect to strategic and operational planning, which includes the following:
     (a) developing a series of comprehensive standards and planning guidelines pertaining to the development, acquisition, implementation, and oversight and management of IT systems;
     (b) identifying and implementing opportunities for reducing costs for IT systems considering alternatives suggested by ACS;
     (c) approving or disapproving, in accordance with guidelines established by Symetra, each proposed acquisition of hardware or software for an IT system;
     (d) approving or disapproving, in accordance with guidelines established by Symetra, all requests or proposed contracts for consultants for IT systems;
     (e) defining and evaluating IT services, including service availability and minimum acceptable service levels; service specifications and standards; selection of suppliers; security requirements; scheduling, prioritization, and service conflict resolution among End-Users; help desk rules; and general operational management guidelines; and

     (f) service-provider strategy, including selection of providers; specialized provider relationships (e.g., telecommunications); and quality assurance standards.
     5.2.2 Service Design and Delivery. Symetra shall retain exclusive authority, discretion and rights of approval with respect to service design and delivery, which includes the following:
     (a) selecting designs of specific technologies and services from alternatives suggested by ACS;
     (b) selecting specific technologies, hardware and software from alternatives suggested by ACS for implementation of such designs;
     (c) selecting providers of specific technologies, hardware and software from alternatives suggested by ACS; and
     (d) selecting implementation schedules and activities from alternatives suggested by ACS.
     5.2.3 IMACs. Symetra shall retain exclusive authority, discretion and rights of approval with respect to ordering install, move, add, change and decommission activities.
     5.2.4 Business Process Reengineering. Symetra shall retain exclusive authority, discretion and rights of approval with respect to any business process reengineering opportunities identified by ACS. The Parties shall ensure that performance metrics related to any business process reengineering are accurately and appropriately developed. Notwithstanding anything contained in this Section 5.2.4 or anywhere else in this Agreement to the contrary, Symetra shall retain sole control over its business operations.
     5.2.5 Budget Management. Symetra shall retain exclusive authority, discretion and rights of approval with respect to managing Symetra’s annual budget for all Symetra operations, utilizing ACS’ estimates for Services included in the scope of this Agreement and for additional services planned or anticipated throughout the Term.
     5.2.6 Review and Acceptance.
     (a) General. Symetra shall have the right to review and accept or reject all components, deliverables and systems to be provided by ACS to Symetra under this Agreement pursuant to the methodology set forth in this Section. The Parties expect to agree on specific time frames for conducting the testing described in this Section for appropriate projects and other activities.
     (b) Acceptance Testing. Following ACS’ notification to Symetra that ACS has completed any component or deliverable identified in this Agreement, including In-Scope Service Requests and Out-of-Scope Work Orders, at a mutually agreed scheduled time thereafter, Symetra shall begin testing the component or deliverable to determine whether such component or deliverable conforms to the applicable specifications and/or standards (collectively, the “Acceptance Criteria”). After Symetra has completed such testing or upon expiration of the agreed-upon testing period (the “Acceptance Testing Period”), Symetra shall notify ACS in writing either that: (i) the component or deliverable meets the Acceptance Criteria and that acceptance of such component or deliverable has occurred (“Acceptance”); or (ii) the Acceptance Criteria have not been met and, in accordance with subsection (c) below, the reasons therefor. If the component or deliverable is identified as being part of a larger, integrated system being developed thereunder, then any Acceptance under the terms of this subsection shall be understood as being conditional acceptance (“Conditional Acceptance”), and such component or deliverable shall be subject to Final Acceptance in accordance with subsection (d) below.
     (c) Cure. If Symetra determines that a component or deliverable does not conform to the applicable Acceptance Criteria, Symetra promptly shall deliver to ACS an exception report describing the nonconformity (the “Exception Report”). Within thirty (30) calendar days following receipt of the Exception Report, ACS shall: (i) perform a Root-Cause Analysis to identify the cause of the nonconformity; (ii) provide Symetra with a written report detailing the cause of, and procedure for correcting, such nonconformity; (iii) provide Symetra with satisfactory evidence that such nonconformity will not recur; and (iv) cure the nonconformity; provided, however, that if the nonconformity is incapable of cure within such thirty (30) calendar day period then, within such thirty (30) calendar day period, ACS shall present to Symetra a mutually agreeable plan to cure such nonconformity within a reasonable amount of time. Upon ACS’ notice to Symetra that ACS has cured any such nonconformity, Symetra shall re-test the defective component or deliverable for an additional testing period of up to thirty (30) calendar days or such other period as the Parties may mutually agree upon in writing, at the end of which period the process described in subsection (b) above shall be repeated.
     (d) Final Acceptance. Upon achievement of Conditional Acceptance for all identified components or deliverables, Symetra shall begin testing the system that is comprised of such components or deliverables using the applicable test procedures and standards to determine whether such system performs as an integrated whole in accordance with the Acceptance Criteria. After Symetra has completed such testing or upon expiration of the testing period (the “Final Acceptance Testing Period”), Symetra shall notify ACS in writing that: (i) the system, and all components and deliverables that are a part thereof, meet the Acceptance Criteria and that final acceptance of the system and such components and deliverables has occurred (“Final Acceptance”); or (ii) that the Acceptance Criteria have not been met and, in accordance with subsection (b) above, the reasons therefor. If Symetra determines that the Acceptance Criteria have not been so met, the process described in subsection (b) above shall be initiated, with all references to “component or deliverable” being references to the “system,” and all references to the “Acceptance Testing Period” being references to the “Final Acceptance Testing Period.” Neither Conditional Acceptance, Acceptance, nor Final Acceptance by Symetra shall constitute a waiver by Symetra of any right to assert claims based upon defects not discernable through conduct of the applicable test procedures and subsequently discovered in a component or deliverable or the system following Symetra’s Final Acceptance thereof. Nothing else, including Symetra’s use of the system, or any component thereof, shall constitute Final Acceptance, affect any rights and remedies that may be available to Symetra and/or constitute or result in “acceptance” under general contract law, any state uniform commercial code or any other law.
ARTICLE 6
FEES AND PAYMENT TERMS
6.1 Fees.
     6.1.1 General. As the sole and entire financial consideration for all of the Services to be performed by ACS hereunder and for all of the other tasks, services and obligations of ACS, Symetra shall pay to ACS the amounts described in this Article 6. Except as otherwise expressly stated in this Article 6, and except as otherwise provided in this Agreement, Symetra shall not be obligated to pay ACS any additional fees, assessments, reimbursements, labor and/or general business expenses (including travel, meals and overhead expenses) or other amounts for the Services and other obligations of ACS hereunder.
     6.1.2 Transition Services. For and in consideration of ACS’ provision of transition Services pursuant to the terms of any applicable Transition Plan, Symetra shall pay to ACS the mutually agreed Fees for such transition Services in accordance with the mutually agreed payment terms for such transition Services, which Fees and payment terms shall be specified in the applicable Schedule, Transition Plan, In-Scope Service Request, Out-of-Scope Work Order or other written agreement between the Parties.
     6.1.3 Annual Services Fees and Fees for Other Services. The “Annual Services Fees” for the Service Tower Services are set forth in Schedule 3 and, subject to the terms of Sections 2.3.3 and 6.3, shall be invoiced monthly in twelve (12) equal payments. For and in consideration of ACS’ provision of Other Services pursuant to the terms of any Service Tower Schedule, Transition Plan, In-Scope Service Request, Out-of-Scope Work Order or other written agreement between the Parties, Symetra shall pay to ACS the mutually agreed Fees for such Other Services in accordance with the mutually agreed payment terms for such Other Services, which Fees and payment terms shall be specified in the applicable Schedule, Transition Plan, In-Scope Service Request, Out-of-Scope Work Order or other written agreement between the Parties.
     6.1.4 Service Rates. Services not included in the Services or otherwise designated in this Agreement as “other services” (collectively, “Other Services”) that are available from ACS on a time-and-materials basis will be provided at rates that do not exceed the hourly service rates set forth in Schedule 4 (“Service Rates”). The Service Rates may be increased by ACS once annually commencing on the first anniversary of the Restatement Date; provided that: (a) such annual increases shall not exceed the lesser of: (i) the most recent increase in the CPI; and (ii) three percent (3%), in each case of the then-current Service Rates; and (b) such rates shall never exceed ACS’ then-current rates. ACS shall not increase the billing rate for a particular individual who is assigned to a Symetra project as a result of a promotion, change in job classification or otherwise without Symetra’s prior written consent, it being the understanding of the Parties that Symetra does not expect any rate changes during the course of a particular project. Additionally,

ACS shall bill Symetra in increments of not more than one (1)-hour for all Other Services provided, and shall in no event bill Symetra for travel time.
     6.1.5 Taxes.
     (a) ACS’ Taxes. The Fees to be paid by Symetra are inclusive of taxes legally imposed on ACS, including: (i) all applicable sales, use, gross-receipts or value-added, excise, personal property or other similar taxes based upon or measured by ACS’ cost in acquiring or providing equipment, materials, supplies or third party services furnished to or used by ACS in providing and performing the Services; (ii) all taxes payable by ACS with respect to its net worth, net income or profits; and (iii) other taxes legally imposed on ACS such as franchise taxes, ad valorem taxes on its owned or leased property, employment taxes with respect to its employees, intangibles taxes on property it owns or licenses, and the Washington business and occupation tax.
     (b) Symetra’s Taxes. Notwithstanding Section 6.1.5(a), if any sales, use, privilege, value added, excise, gross receipts, services and/or similar tax that ACS is authorized by law to collect from or otherwise pass through to Symetra is imposed on, based on, or measured by any consideration for the provision of the Services by ACS to Symetra under this Agreement, Symetra shall be responsible for and pay the amount of any such tax to ACS, or to the appropriate tax authority as the law may otherwise require, in addition to the Fees.
     (c) Cooperation to Minimize Tax Liability. The Parties agree to reasonably cooperate with each other in good faith to more accurately determine and reflect each Party’s tax liability and to minimize such liability to the extent legally permissible. Each Party shall provide and make available to the other any resale certificates, multi-state benefit certificates, exemption certificates or other evidence of exemption from tax reasonably requested by either Party. The Parties will also work together to segregate the Fees and other amounts payable hereunder into separate payment accounts charged under separate invoices, as appropriate, for Services and the components of the Services (i.e., components that are taxable and nontaxable, including those for which a sales, use or similar tax has already been paid by ACS and for which ACS functions merely as a paying agent for Symetra in receiving goods, supplies or services including licensing arrangements that otherwise are nontaxable or have previously been subjected to tax, components that are capitalized, and components that are expensed).
     6.1.6 Currency. Except as set forth herein, all pricing in Schedule 3 and Schedule 4 shall be expressed in United States Dollars. Any payments made in local currency other than United States Dollars (a “Local Currency”) shall be converted into United States Dollars based on the official exchange rate posted in the U.S. morning edition of the Wall Street Journal on the thirtieth (30th) day of the month preceding the month in which the currency transaction occurs. By way of example, if a transaction involving a conversion of Local Currency into United States Dollars takes place on February 15, 2010, the Local Currency shall be converted into United States Dollars at the exchange rate set forth in the US morning edition of the Wall Street Journal on January 30, 2010.

6.2 Adjustments to Fees.
     6.2.1 Terminated Services. If, in accordance with the terms set forth in Sections 9.2 and/or 9.5, Symetra terminates or reduces all or any portion of the Services to be provided hereunder, then the Fees relating to such terminated Services shall be appropriately reduced, and such reduction shall apply as of the applicable Termination Date(s). There shall be no price increases with respect to the remaining Services to be performed by ACS unless the Parties expressly agree otherwise in writing.
     6.2.2 Fee Reductions and Corrective Assessments.
     (a) General. Schedule 5 specifies certain Fee Reductions and Corrective Assessments that will be applicable with respect to ACS’ actual performance as measured against the SLRs and the Critical Milestones. For the avoidance of doubt, Fee Reductions shall in no event be the sole and exclusive remedy of Symetra with respect to any failure of ACS to perform the Services in accordance with the SLRs, and Corrective Assessments shall in no event be the sole and exclusive remedy of Symetra with respect to any failure of ACS to achieve a Critical Milestone on or before its Due Date.
     (b) Calculation of Fee Reductions and Corrective Assessments. All Fee Reductions and Corrective Assessments will be calculated on a monthly basis in accordance with the terms set forth in Schedule 5 and reflected on the next monthly invoice to Symetra following such calculation. Additionally, in the first month of each Contract Year commencing with the second Contract Year, the Parties shall calculate the total of all actual fees for the prior Contract Year and re-calculate all Fee Reductions incurred during the prior Contract Year based on such amount. The resulting amount shall be compared to the actual Fee Reductions that were applied to Symetra’s invoices during the prior Contract Year, and if such resulting amount demonstrates that additional Fee Reductions are owed to Symetra, then a credit for the difference in such amounts shall be applied by ACS to the first month’s invoice in the then-current Contract Year, and if the resulting amount demonstrates that ACS overpaid Fee Reductions, then ACS shall invoice Symetra for the difference on the first month’s invoice in the then-current Contract Year.
     6.2.3 Baselines and ARCs and RRCs. The initial Baselines for each of the Service Tower Services are set forth in Schedule 3. On an annual basis commencing on the first anniversary of the Restatement Date, the Parties shall adjust all such Baselines to be equal to Symetra’s actual average resource consumption for each such Baseline over the prior twelve (12) month period, with an appropriate corresponding adjustment to the then-current Annual Services Fees (which adjustments will be calculated at rates that are no less favorable to Symetra than the ARC and RRC rates unless a Pricing Band will be exceeded as a result of the Baselines adjustments, in which event the Parties shall engage in good faith negotiations regarding the amount of such adjustments). Further, upon the addition or divestiture of a Symetra Affiliate as described in Section 6.2.4, the Parties shall appropriately adjust all Baselines, and the then-current Annual Services Fees (which adjustments will be calculated at rates that are no less favorable to Symetra than the ARC and RRC rates unless a Pricing Band will be exceeded as a result of the Baselines adjustments, in which event the Parties shall engage in good faith negotiations regarding the amount of such adjustments), to reflect the new Services volumes associated with such addition or divestiture. ARCs and RRCs that are applicable to each of the Service Tower Services, and the methodology for applying such ARCs and RRCs, are set forth in Schedule 3.
     6.2.4 Addition or Divestiture of Affiliates and Business Ventures. ACS acknowledges that, following the Restatement Date, Symetra may want to add additional Affiliates and/or business ventures of Symetra and/or its Affiliates (including adding new lines of business, adding new services and products, and acquiring additional blocks of business from Third Parties that complement Symetra’s current businesses and services) to the scope of this Agreement and/or reduce the number of Affiliates or existing business ventures included within the scope of this Agreement, in each case as a result of Symetra’s and/or its Affiliates’ acquisition and divestiture activities. If Symetra wants to add an additional Affiliate or an additional business venture of Symetra and/or its Affiliates to the scope of this Agreement, provided such additional Affiliate or business venture is not an ACS Competitor, the Parties shall work together cooperatively and in good faith to incorporate such Affiliate or business venture within the scope of this Agreement including, without limitation, by developing an appropriate transition plan and any such additional Affiliate shall be deemed added to Schedule 7 and authorized to receive Services from ACS hereunder; however:
     (a) if ACS will be providing Services to such new Affiliate and/or business venture that are included within the scope of the Service Tower Services that are then being provided to Symetra and/or its Affiliates hereunder and: (i) the addition of such Affiliate and/or business venture will not result in ACS’ provision of a volume of any such Services that surpasses the upper Pricing Band limit for such Services as specified in Schedule 3, the pricing for Service Tower Services set forth in Schedule 3 shall apply; or (ii) the addition of such Affiliate and/or business venture will result in the provision of a volume of any such Services that surpasses the upper Pricing Band limit for such Services as specified in Schedule 3, the Parties shall engage in good faith negotiations in order to arrive at new pricing for the affected Service Tower Services;
     (b) if ACS will be providing Services to such new Affiliate and/or business venture that are not included within the scope of the Service Tower Services that are then being provided to Symetra and/or its Affiliates hereunder, the Parties shall engage in good faith negotiations in order to arrive at pricing for such new Service Tower Services; and
     (c) Symetra shall be responsible for mutually agreed, reasonable set-up costs and expenses required to accommodate such addition including, without limitation, resource expenses, software license and consent fees and other similar expenses incurred by ACS in effecting such request.
Symetra (and not its Affiliates) shall be responsible for paying all Fees to be paid to ACS hereunder. Any SLRs that will be applicable to such new Affiliate and/or business venture shall become effective not later than ninety (90) calendar days following conclusion of the applicable transition period. If Symetra divests an Affiliate or exits an existing business venture and wants to reduce the number of Affiliates or scope of Services included within the scope of this Agreement, then: (d) Symetra shall so notify ACS and, at Symetra’s option, all or any portion of the terms of Article 10 shall apply with respect to such divested Affiliate or business venture; and (e) neither Symetra nor any of its Affiliates shall be obligated to pay Termination Fees to ACS as a result of any such scope reduction; however, if and to the extent the divestiture of such Affiliate and/or business venture will result in ACS providing a volume of any Service Tower Services that surpasses the lower Pricing Band limit for such Services as specified in Schedule 3, the Parties shall engage in good faith negotiations in order to arrive at new pricing for the affected Service Tower Services.
     6.2.5 Set Off. Symetra may set off against any and all amounts otherwise payable to ACS pursuant to any of the provisions hereof any and all amounts owed by ACS to it including, without limitation, any Fee Reductions and/or Corrective Assessments. Within twenty (20) calendar days following any such set off, Symetra shall provide to ACS a written accounting of such set off and a written statement of the reasons therefor.
     6.2.6 Market Rate Adjustments. If at any time the then-prevailing market rates for a definable Services unit (including by way of example but not of limitation, data storage costs and/or telecommunications costs) is less than the corresponding price, cost or fee under the Agreement, as determined through a pricing review conducted by a Symetra-retained independent Third Party (which may be one of the entities identified in Section 2 of Attachment A), then promptly following Symetra’s request, the Parties shall meet to discuss and agree upon an appropriate reduction in the Annual Services Fees to account for such decrease in the applicable market rate. If requested by ACS, Symetra shall facilitate discussions with the Third Party entity that conducted the pricing review to enable ACS to ask questions about the pricing review process and results. If the Parties are unable to agree on any such decrease within thirty (30) calendar days following Symetra’s request for a meeting, then Symetra may elect to treat the disagreement as a Problem that is subject to the terms of Article 17, or Symetra shall have the right to initiate a full benchmark under Attachment A (notwithstanding any limitations on benchmarking frequency that may be contained in Attachment A). Symetra shall have the right to conduct a pricing review of the type described in this Section only once annually. For the avoidance of doubt, Symetra shall be solely responsible for paying the fees and expenses of Third Parties retained to perform the pricing reviews described in this Section.
6.3 Invoices.
     6.3.1 Services. Subject to the further terms of this Section, ACS shall submit monthly invoices to Symetra for the Services provided hereunder within [***] calendar days following: (a) unless the terms of subsection (c) below apply, the date on which the applicable Services were provided to Symetra; (b) the date on which reimbursable expenses were incurred for Symetra’s account; or (c) if applicable, the occurrence of the invoicing milestone(s) specified in the applicable Service Tower Schedule, Transition Plan, In-Scope Service Request, Out-of-Scope Word Order or other written agreement between the Parties. Invoices shall be in the format set forth in Attachment J, and any changes in the monthly invoice format must be approved by Symetra in advance of ACS’ implementation of such changes. All invoices will be subject to Symetra’s review and approval prior to payment. ACS shall not submit invoices: (d) in the case

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

of invoices for Fixed Charges, prior to the first day of the month in which the invoiced Services will be provided; or (e) in the case of invoices for Variable Charges, prior to the last day of the month in which the invoiced Services were provided. Invoices must provide detailed and customized information as requested by Symetra. Such detailed and customized information may include, without limitation, general fee visibility and billing requirements that are consistent with Symetra’s specific financial requirements and practices. Invoices shall be accompanied by the Service Level Reports and other information and data that support the invoiced Fees, including ARCs and RRCs, as well as any Fee Reductions and/or Corrective Assessments. Unless subject to a dispute as provided in Section 6.4, invoices for Fixed Charges are payable within [***] calendar days after receipt of an invoice that complies with the requirements of this Agreement, and invoices for Variable Charges are payable within [***] calendar days after receipt of an invoice that complies with the requirements of this Agreement. Late payment of undisputed and otherwise payable amounts will bear interest at the Interest Rate. Symetra shall not be obligated to pay the fees, charges and/or expenses included in any ACS invoice that is received by Symetra more than: (f) [***] calendar days, in the case of telecommunications fees, charges and/or expenses included in an ACS invoice; or (g) [***] calendar days, in the case of all other fees, charges and/or expenses included in an ACS invoice, in each case after the occurrence of the date or event (as described in subsections (a), (b) and (c) above) triggering authorization for ACS to invoice Symetra for such fees, charges and/or expenses.
     6.3.2 Other Services. The invoicing milestones for Other Services Fees will be determined as described in Section 6.1.3. ACS’ invoices for Other Services shall include documentation that references Symetra’s authorizing documentation, Symetra’s account number, charges and description. No invoice with respect to Other Services shall be paid unless such Other Services were pre-authorized in writing by Symetra.
6.4 Disputed Amounts. Symetra shall have the right to dispute any ACS invoice. In such event: (a) Symetra shall have the right to withhold payment of the ACS invoice (or part thereof) that it in good faith disputes as due or owing, up to an aggregate monthly cap that is equal to [***] of the fees, charges and expenses invoiced by ACS in respect of the applicable month; and (b) Symetra shall pay any undisputed amounts and provide to ACS a written explanation of the basis for the dispute. The failure of Symetra to pay a disputed invoice, or to pay the disputed part of an invoice, shall not constitute a breach or default by Symetra as long as Symetra complies with the provisions of this Section 6.4. Any dispute relating to amounts owed by a Party hereunder shall be considered a Problem and resolved pursuant to Article 17. If any withheld amounts are determined (whether through the Problem resolution process or otherwise) to have been properly charged by ACS and improperly withheld by Symetra, then Symetra promptly following such determination shall pay to ACS the improperly withheld amount. If any disputed amounts paid to ACS are determined (whether through the Problem resolution process or otherwise) to have been improperly charged by ACS, then ACS promptly following such determination shall refund to Symetra the improperly paid amount. All of ACS’ obligations under this Agreement shall continue unabated during the dispute resolution process.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ARTICLE 7
RECORDKEEPING AND AUDIT RIGHTS
7.1 Recordkeeping. ACS shall maintain complete and accurate financial and accounting records and books of account relating to its performance of Services under this Agreement, including electronic copies of all such records and books, utilizing generally accepted accounting principles (“GAAP”), consistently applied. Further, ACS shall maintain transaction-level documentation, such as supporting invoices, purchase orders, bills of lading, tax returns, exemption certificates and other relevant documents, in each case to the extent relating to its performance of Services under this Agreement. Such records, books and documentation relating to ACS’ performance of the Services under this Agreement, and the accounting controls related thereto, shall constitute ACS Confidential Information and shall be sufficient to provide reasonable assurances that:
     (a) transactions are recorded so as to permit ACS to prepare its financial statements in accordance with GAAP and to maintain accountability for its assets; and
     (b) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
Such records, books and documentation relating to ACS’ performance of Services under this Agreement shall be maintained by ACS at a location(s) made known to Symetra upon Symetra’s request, and Symetra (or its designees) shall have the right to examine and make extracts of information and copy any part thereof at such times during normal business hours as ACS and Symetra shall mutually agree, but in no event later than ten (10) Business Days after Symetra’s written request to ACS, unless a shorter time frame is necessary to enable Symetra to comply with any regulatory requirement. ACS shall retain and maintain accurate records, books and documentation relating to its performance of Services under this Agreement until the latest of: (i) seven (7) years after the final payment to ACS hereunder; (ii) one (1) year following the final resolution of all audits or the conclusion of any litigation with respect to this Agreement; or (iii) such longer time period as may be required by applicable federal, state, local and/or international laws or regulations, including tax laws.
7.2 Operational Audits. Upon Symetra’s request, but no more often than once annually except: (a) as necessary for Symetra to respond to any regulatory requirement or inquiry; or (b) as deemed reasonably necessary by Symetra as a result of Symetra’s good faith belief that ACS has breached any of its obligations hereunder and such breach has exposed, or in Symetra’s reasonable judgment, is likely to expose, Symetra to financial or other liabilities in excess of [***], ACS shall allow Symetra and/or any independent Third Party selected by Symetra from among the firms listed on Attachment Q, or any other firm that may then be agreed to by the Parties, to perform operational and/or security audits with respect to ACS’ performance of its obligations hereunder, including without limitation, to: (a) verify the integrity of Symetra Data; (b) examine the systems that process, store, support and transmit Symetra Data; (c) examine the internal controls implemented by ACS as they relate to the Services; (d) examine the security, disaster recovery and back-up practices and procedures as they relate to the Services; (e) verify ACS’ performance against the SLRs; (f) examine ACS’ measurement,

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

monitoring and management tools; and (g) enable Symetra and its Affiliates to meet applicable legal, regulatory and contractual requirements. If a firm listed on Attachment Q might otherwise be ineligible to act as Symetra’s auditor under this Section due to a conflict of interest arising from a former or current representation of ACS, ACS and Symetra agree that such conflict may be eliminated by the audit firm’s creation of an ethical wall or other screening procedure satisfactory to both parties. ACS shall grant, and shall cause its Subcontractors to grant, Symetra and its Third Party representatives full and complete access to ACS’ and its Subcontractors’ facilities (including, without limitation, the Symetra-specific network and systems environments so that vulnerability and penetration assessments can be performed) and all books, records and other documents of ACS and its Subcontractors as they relate to this Agreement, or as they may be required in order for Symetra or its authorized Third Party representatives to ascertain any facts relative to ACS’ performance hereunder. ACS shall provide Symetra, or its authorized Third Party representatives, such information and assistance as requested in order to perform such audits; provided, however, that the Parties shall endeavor to arrange such assistance in such a way that it does not interfere with ACS’ performance of the Services. If any audit reveals a material inadequacy or deficiency in ACS’ performance, the cost of such audit, up to a cap of [***], shall be borne by ACS. ACS shall incorporate this paragraph verbatim into any Agreement into which it enters with any Subcontractor providing Services under this Agreement.
7.3 Financial Audits. Upon Symetra’s request, but no more often than once annually except: (a) as necessary for Symetra to respond to any regulatory requirement or inquiry; or (b) as deemed reasonably necessary by Symetra as a result of Symetra’s good faith belief that a billing error has occurred involving an amount in excess of [***], ACS shall allow Symetra and/or any independent Third Party selected by Symetra from among the firms listed on Attachment Q, or any other firm that may then be agreed to by the Parties, to fully audit ACS’ and/or its Subcontractors’ books and records to the extent necessary to verify any amounts paid or payable hereunder. If a firm listed on Attachment Q might otherwise be ineligible to act as Symetra’s auditor under this Section due to a conflict of interest arising from a former or current representation of ACS, ACS and Symetra agree that such conflict may be eliminated by the audit firm’s creation of an ethical wall or other screening procedure satisfactory to both parties. Such auditors shall be provided with full access to such information, books and records as may be necessary to confirm the accuracy of ACS’ invoices, documents, and other information supporting such invoices, and any pricing adjustment computations. All such audits shall be conducted during business hours, with reasonable advance notice, and shall include access to all proprietary and confidential information of ACS and its Subcontractors to the extent necessary to comply with the provisions of this Section 7.3. If any such audit reveals that ACS has overcharged Symetra five percent (5%) or more during the period to which the audit relates (as determined prior to the commencement of the audit), then ACS promptly shall refund such overcharges to Symetra together with interest thereon retroactive to the date of the overcharge(s) at the Interest Rate, and the cost of such audit (up to a cap of [***], shall be borne by ACS. Similarly, if any such audit reveals that ACS has undercharged Symetra during the period to which the audit relates (as determined prior to the commencement of the audit), then Symetra shall pay such undercharge(s) to ACS, together with interest thereon retroactive to the date of the undercharge(s) at the Interest Rate, up to an aggregate cap for all such undercharges (plus applicable interest) of [***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

[***]. ACS shall incorporate the auditing requirements set forth in this paragraph verbatim into any agreement into which it enters with any Subcontractor providing Services under this Agreement.
7.4 Sarbanes-Oxley Compliance.
     7.4.1 General. ACS acknowledges that: (a) Symetra’s management is now and/or in the future may be required under the SOX Laws to, among other things, assess the effectiveness of its internal controls over financial reporting and state in its annual report whether such internal controls are effective; (b) Symetra’s independent auditor is now and/or in the future may be required to evaluate the process used by management to reach the assessment conclusions described in subsection (a) above to determine whether that process provides an appropriate basis for management’s conclusions; and (c) because Symetra has outsourced certain functions to ACS as described in this Agreement, the controls used by ACS (including, without limitation, controls that restrict unauthorized access to systems, data and programs) are relevant to Symetra’s evaluation of its internal controls. Having acknowledged the foregoing, ACS agrees to cooperate with Symetra and its independent auditor as reasonably necessary to facilitate Symetra’s ability to comply with its obligations under the SOX Laws including, without limiting the generality of the foregoing, by complying with the further terms of this Section 7.4.
     7.4.2 SAS 70 Type II Audits.
     7.4.2.1 ACS Audits. At its sole cost and expense, ACS shall cause a reputable independent auditor to conduct SAS 70 Type II Audits, and to prepare and deliver to Symetra full and complete copies of written reports prepared following such audits, in July of each year during the Term (covering January through June of that year), and in January of each year during the Term (covering July through December of the prior year). All SAS 70 Type II Audits conducted by ACS pursuant to this Section 7.4.2.1 shall include a review of all of ACS’ internal controls as they relate to ACS’ customers generally. If requested by Symetra, ACS shall cause its independent auditor to timely prepare and submit to Symetra for its review and approval a detailed description of the scope of the first SAS 70 Type II Audit to be conducted by ACS hereunder that specifically identifies therein, among other things, any limitations on the scope of the audit. Once approved by Symetra, and unless otherwise agreed to by the Parties in writing, such scope description shall be used for all SAS 70 Type II Audits to be conducted by ACS hereunder.
     7.4.2.2 Symetra Audits. At its sole cost and expense and upon reasonable prior written notice to ACS, but no more frequently than twice annually (unless additional audits are necessary for Symetra and/or its Affiliates to address a SOX Laws requirement), Symetra shall have the right (either through its internal audit staff or through a reputable independent auditor) to conduct audits including, without limitation, SAS 70 Type II Audits, of ACS’ internal controls as they affect Symetra and/or its Affiliates. In order to facilitate such audits, ACS shall collect and maintain appropriate books and records documenting ACS’ internal controls (both for ACS’ customers generally and as they affect Symetra and/or its Affiliates) (for purposes of this Section, collectively, “Records”). Further, with respect to such audits, Symetra and/or its independent auditors shall have the

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

right to: (a) examine and audit the Records; and (b) question and interview any ACS Personnel, in each case as reasonably necessary or desirable to facilitate Symetra’s and/or its Affiliates’ ability to comply with the SOX Laws. ACS shall obtain Symetra’s prior written consent before modifying any of its internal controls as they affect Symetra and/or the Records if such modification will, or is likely to, affect Symetra’s and/or its Affiliates’ compliance under the SOX Laws.
     7.4.3 Results of Inquiries and Corrective Plan. If any SAS 70 Type II Audit report and/or Symetra’s (or its independent auditor’s) inquiries pursuant to Section 7.4.2.2 reveal any deficiencies and/or exceptions (including, without limitation, if it is determined that ACS’ internal controls, in whole or in part, fail to constitute effective controls over financial reporting), ACS shall prepare and deliver to Symetra a detailed plan that is reasonably acceptable to Symetra for promptly correcting all such deficiencies and exceptions (“Corrective Plan”). ACS shall deliver such Corrective Plan to Symetra and its independent auditor within ten (10) calendar days following: (a) ACS’ delivery to Symetra of the SAS 70 Type II Audit report containing the deficiencies and/or exceptions, if the deficiencies and/or exceptions were identified in a SAS 70 Type II Audit report prepared pursuant to Section 7.4.2.1; and/or (b) ACS’ receipt of written notice from Symetra that contains a description of such deficiencies and/or exceptions, if the deficiencies and/or exceptions were identified by Symetra (or its independent auditor) through the exercise of the rights described in Section 7.4.2.2. ACS shall bear all costs and expenses associated with correcting all deficiencies and exceptions identified in the Corrective Plan if such deficiencies and/or exceptions affect ACS’ customers generally. If the deficiencies and/or exceptions do not affect ACS’ customers generally, but rather are unique to Symetra, ACS may activate the Change Management Procedures with respect to the correction of such deficiencies and exceptions.
     7.4.4 Subcontractors. To the extent any ACS Subcontractor will perform any function that affects Symetra’s financial reporting (irrespective of whether Symetra’s consent to such subcontract arrangement is required as provided in Section 18.1), the agreement entered into by ACS and the Subcontractor shall include: (a) substantially the same terms as those appearing in this Section 7.4 (with any substantive deviations being pre-approved in writing by Symetra); and (b) a provision identifying Symetra as a direct and intended third-party beneficiary of the agreement between ACS and the Subcontractor.
     7.4.5 Confidential Information. Notwithstanding anything that may be contained herein to the contrary, Symetra shall have the right to: (a) disclose all ACS Confidential Information received by Symetra and its independent auditor pursuant to the terms of this Section 7.4 to its employees, independent auditors, attorneys and other Persons with a reasonable need to know; and (b) use such information as necessary or desirable to facilitate its ability to comply with the SOX Laws.

ARTICLE 8
REPRESENTATIONS, WARRANTIES AND COVENANTS
8.1 ACS Representations, Warranties and Covenants.
     8.1.1 Performance of the Services. ACS represents and warrants to Symetra that it has the skills, resources and expertise to provide, and shall provide, all Services in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, ACS represents and warrants to Symetra that all Services and Other Services provided under this Agreement shall be provided in a timely, professional and workmanlike manner consistent with the highest industry standards of quality and integrity provided, however, that where this Agreement specifies a particular standard or criteria for performance, including, without limitation, applicable SLRs, this warranty is not intended to and does not diminish that standard or criteria for performance.
     8.1.2 Viruses and Disabling Devices. ACS shall implement and use industry best practices to identify, screen, and prevent, and shall not introduce, any Disabling Device in hardware, software or other resources utilized by ACS, Symetra or any Third Party in connection with the Services. A “Disabling Device” is any virus, timer, clock, counter, time lock, time bomb, Trojan horse, worms, file infectors, boot sector infectors or other limiting design, instruction or routine and surveillance software or routines or data gathering or collecting software or devices that could, if triggered, erase data or programming, have an adverse impact on the Services, cause the hardware, software or other resources to become inoperable or otherwise incapable of being used in the full manner for which such hardware, software or other resources were intended to be used, or that collect data or information. Without limiting any other rights and remedies that may then be available to Symetra, at no cost or expense to Symetra and without adversely impacting the Services or any Other Services, ACS shall reduce and/or eliminate the effects of any Disabling Device including, without limitation, by restoring and/or bearing the cost to re-create any lost data and/or software programming.
     8.1.3 Conflicts of Interest.
     (a) No Financial Interest. ACS represents and warrants to Symetra that neither ACS nor any of its Affiliates has, shall have, or shall acquire, any contractual, financial, business or other interest or advantage, direct or indirect, that would: (a) materially conflict with, in a manner that would materially, adversely impact, ACS’ performance of its duties and responsibilities to Symetra under this Agreement; or (b) result in a breach of ACS’ performance of its duties and responsibilities to Symetra under this Agreement. ACS promptly shall inform Symetra of any such improper interest or advantage that may be incompatible with the interests of Symetra.
     (b) No Abuse of Authority for Financial Gain. ACS represents and warrants to Symetra that neither ACS nor any of its Affiliates has used or shall use the authority provided or to be provided under this Agreement to improperly obtain financial gain, advantage or benefit for ACS and/or any of its Affiliates.

     (c) No Use of Information for Financial Gain. ACS represents and warrants to Symetra that neither ACS nor any of its Affiliates has used or shall use any Symetra Confidential Information acquired in connection with this Agreement to improperly obtain financial gain, advantage or benefit for ACS and/or any of its Affiliates.
     (d) Independent Judgment. ACS represents and warrants to Symetra that neither ACS nor any of its Affiliates has accepted or shall accept another Symetra contract to perform auditing or other services as described in Section 2.9.2 that would impair the independent judgment of ACS in the performance of this Agreement.
     (e) No Influence. ACS represents and warrants to Symetra that neither ACS nor any of its Affiliates: (a) has accepted or shall accept, in a manner that is inconsistent with Symetra’s standard procurement policies or, if such policies do not exist, industry standard procurement policies, anything of value, or an inducement that would provide a financial gain, advantage or benefit, based on an understanding that the actions of ACS or any such Affiliates on behalf of Symetra would be influenced thereby; and (b) shall attempt to influence, in a manner that is inconsistent with Symetra’s standard procurement policies or, if such policies do not exist, industry standard procurement policies, any Symetra employee by the direct or indirect offer of anything of value.
     (f) No Payment Tied to Award. ACS represents and warrants to Symetra that neither ACS nor any of its Affiliates has paid or agreed to pay any Person, other than bona fide employees working solely for ACS or such Affiliates or any of ACS’ Subcontractors, any fee, commission, percentage, brokerage fee, gift or any other consideration in a manner that is inconsistent with Symetra’s standard procurement policies or, if such policies do not exist, industry standard procurement policies.
     (g) No Collusion. ACS represents and warrants to Symetra that the prices presented in the ACS Bid were arrived at independently, without consultation, communication or agreement with any other proposer for the purpose of restricting competition; the prices quoted were not knowingly disclosed by ACS to any other proposer; and no attempt was made by ACS to induce any other Person to submit or not to submit a proposal for the purpose of restricting competition.
     (h) Training. ACS represents and warrants to Symetra that it regularly provides ethics training to its employees on matters such as those covered by this Section 8.1.3.
8.1.4 Financial Condition and Information.
     (a) Financial Condition. ACS represents and warrants to Symetra that it now possesses, and covenants that it shall maintain throughout the Term, sufficient financial resources to comply with the requirements of this Agreement. If ACS experiences a change in its financial condition that may adversely affect its ability to perform under this Agreement, then it immediately shall notify Symetra of such change.

     (b) Accuracy of Information. ACS represents and warrants to Symetra that all financial statements, reports, and other information furnished by ACS to Symetra as part of the ACS Bid or otherwise in connection with the award of the Original Agreement and/or the execution of this Agreement fairly and accurately represent the business, properties, financial condition and results of operations of ACS as of the respective dates, or for the respective periods, covered by such financial statements, reports or other information. Since the respective dates or periods covered by such financial statements, reports or other information, there has been no material adverse change in the business, properties, financial condition or results of operations of ACS.
     8.1.5 Litigation and Service of Process. ACS represents and warrants to Symetra that as of the Restatement Date there is no pending or anticipated claim, suit or proceeding that involves ACS or any of its Affiliates or Subcontractors that might adversely affect ACS’ ability to perform its obligations under this Agreement including, without limitation, actions pertaining to the proprietary rights described in Section 8.1.6. ACS shall notify Symetra, within fifteen (15) calendar days of ACS’ knowledge of any such actual or anticipated claim, suit or proceeding. Without limiting the further terms of Section 13.4, ACS shall notify Symetra, within forty-eight (48) hours, if process is served on ACS in connection with this Agreement, including any subpoena for ACS’ records, and shall send a written notice of the service together with a copy of the same to Symetra within seventy-two (72) hours of such service.
     8.1.6 Proprietary Rights Infringement. ACS represents and warrants to Symetra that during the Term: (a) it owns, or has the right to use, on its own behalf or on Symetra’s behalf, as applicable, any and all services, techniques or products provided or used by ACS to provide the Services; and (b) such services, techniques and products provided or used by ACS to provide the Services do not and shall not knowingly infringe upon any Third Party’s patent, and do not and shall not infringe upon any Third Party’s trademark, copyright or other intellectual-property rights, nor make use of any misappropriated trade secrets.
     8.1.7 Legal and Corporate Authority. ACS represents and warrants to Symetra that: (a) it is a Delaware corporation and is qualified and registered to transact business in all locations where the performance of its obligations hereunder would require such qualification; (b) it has all necessary rights, powers and authority to enter into and perform this Agreement and to bind its organization with respect to the same, and the execution, delivery, and performance of this Agreement by ACS have been duly authorized by all necessary corporate action; (c) the execution and performance of this Agreement by ACS shall not violate any law, statute or regulation and shall not breach any agreement, covenant, court order, judgment or decree to which ACS is a party or by which it is bound; (d) it has, and promises that it shall maintain in effect, all governmental licenses and permits necessary for it to provide the Services contemplated by this Agreement; (e) it owns or leases and promises that it shall own or lease, free and clear of all liens and encumbrances, other than lessors’ interests, or security interests of ACS’ lenders, all right, title, and interest in and to the tangible property and technology and the like that ACS intends to use or uses to provide the Services, and in and to the related patent, copyright, trademark, and other proprietary rights, or has received appropriate licenses, leases or other rights from Third Parties to permit such use; and (f) this Agreement constitutes a valid, binding, and enforceable obligation of ACS.

     8.1.8 Violations. ACS represents and warrants to Symetra that it: (a) is not, and covenants that it shall not be, in violation of any laws, ordinances, statutes, rules, regulations or orders of governmental or regulatory authorities to which it is subject as an operator of its business or in performing its obligations under the Agreement; and (b) has not failed, and shall not fail, to obtain any licenses, permits, franchises or other governmental authorizations necessary for the ownership of its properties or the conduct of its business, which violation(s) under the foregoing subsection (a) or failure(s) under the foregoing subsection (b), either individually or in the aggregate, might substantially adversely affect ACS’ ability to consummate the transactions contemplated by this Agreement, or to perform its obligations hereunder.
     8.1.9 Information Furnished to Symetra. ACS represents and warrants to Symetra that all written information furnished to Symetra prior to the Restatement Date by or on behalf of ACS in connection with this the Original Agreement and/or this Agreement, including in the ACS Bid, and all the information made a part of this Agreement is true, accurate, and complete, and contains no untrue statement of a material fact or omits any material fact necessary to make such information not misleading.
     8.1.10 Previous Contracts. ACS represents and warrants to Symetra that neither it, nor any of its Affiliates or Subcontractors, is in default or breach of any other contract or agreement related to information systems facilities, equipment or services that it or they may have with Symetra or any of its Affiliates. ACS further represents and warrants that neither it, nor any of its Affiliates or Subcontractors, has been a party to any contract for information system facilities, equipment or services with Symetra or any of its Affiliates that was finally terminated within the previous five (5) years for the reason that ACS or such Person failed to perform or otherwise breached an obligation of such contract.
     8.1.11 Completeness of Due Diligence Activities. ACS acknowledges that, in connection with the award and execution of the Original Agreement and the execution of this Agreement, it has been provided with sufficient access to Symetra facilities, information and Personnel, and has had sufficient time in which to conduct and perform a thorough due diligence of Symetra’s operations and business requirements and those assets currently used to provide the services. In light of the foregoing, ACS has not and will not seek any adjustment in the Fees based on any incorrect assumptions made by ACS in arriving at the Fees.
8.2 Symetra’s Representations, Warranties and Covenants.
     8.2.1 Legal Authority. Symetra represents and warrants to ACS that it has all necessary rights, powers and authority to enter into and perform this Agreement and that the execution, delivery and performance of this Agreement by Symetra has been duly authorized by all necessary corporate action.
     8.2.2 Warranty Disclaimer. Symetra does not make any representation or warranty, express or implied, with respect to the Services, Other Services or any component thereof. All hardware, software, networks, and other assets made available or conveyed by Symetra to ACS under the Original Agreement or by Symetra to ACS under this Agreement are made available or conveyed to ACS “AS IS, WHERE IS AND WITH ALL FAULTS,” and there are no representations or warranties of any kind with respect to the condition, capabilities or other attributes of such items.
     8.2.3 Proprietary Rights Infringement. Symetra represents and warrants to ACS that: (a) it owns the Category 6 Software; and (b) the Category 6 Software does not and shall not knowingly infringe upon any Third Party’s patent, and does not and shall not infringe upon any Third Party’s trademark, copyright or other intellectual-property rights, nor make use of any misappropriated trade secrets.
8.3 General Warranty Disclaimer. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY EXPRESS WARRANTIES TO THE OTHER, AND THERE ARE NO IMPLIED WARRANTIES OR CONDITIONS, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
8.4 Material Misstatements or Omissions. No representation or warranty by ACS that is contained in this Agreement or that may be contained in any Schedule, Attachment, or other document that may comprise this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements and facts contained herein or therein not materially misleading.
ARTICLE 9
TERM AND TERMINATION
9.1 Term.
     9.1.1 Initial Term. The period during which ACS shall be obligated to provide the Services hereunder shall commence as provided in Section 2.1.1 and, unless extended as provided in Section 9.1.2 or terminated earlier in accordance with the terms of this Agreement, shall end at 12:01 am, local time, on the date of the fifth (5th) anniversary of the Restatement Date to occur under this Agreement (the “Initial Term”).
     9.1.2 Renewal Terms. Symetra shall have the right to extend the Initial Term for up to two (2) successive renewal periods of twelve (12) months each (each, a “Renewal Term”) by providing written notice to ACS in accordance with the terms of Section 19.5 at least three (3) months before the end of the Initial Term or the then-current Renewal Term, as applicable. At Symetra’s request in connection with any contemplated renewal of the Agreement, the Parties promptly shall meet to negotiate modifications to the terms of this Agreement. If: (a) such negotiations are not requested by Symetra; or (b) the negotiations do not result in an agreement on different terms and Symetra elects not to withdraw its renewal notice (which Symetra shall have the right to do), the then-existing terms and conditions of this Agreement shall remain unchanged and in full force and effect during each such Renewal Term.
     9.1.3 Symetra-Initiated Annual Renegotiation. At Symetra’s request, Symetra and ACS shall meet at least thirty (30) calendar days prior to each anniversary of the Restatement

Date of this Agreement to review the status of the performance of the Agreement and, if requested by Symetra, to negotiate modifications to the terms hereof. If such modifications are not requested by Symetra, or if the negotiations with respect to such modifications do not result in an agreement on different terms, the then-existing terms and conditions of this Agreement shall remain unchanged and in full force and effect during the following Contract Year.
9.2 Early Termination.
     9.2.1 For Convenience. Symetra shall have the right to terminate for its convenience all or any portion of the Services and/or to end the Term of this Agreement for its convenience, in each case by delivering to ACS a Termination Notice at least ninety (90) calendar days before Symetra’s projected Termination Date. If Symetra terminates all or any portion of the Services and/or terminates this Agreement in its entirety as provided in this Section 9.2.1, upon completion of ACS’ Disentanglement obligations with respect to the terminated Services, Symetra shall pay to ACS an amount determined with reference to the table(s) set forth in Schedule 3, and the relevant month for purposes of such table(s) shall be the month in which ACS completes its Disentanglement obligations (the “Termination Fees”). Notwithstanding the foregoing, Symetra shall be obligated to pay to ACS only [***] of the otherwise applicable Termination Fees if any one (1) or more of the following events (each, a “Triggering Event”) occurred on or prior to the date of Symetra’s Termination Notice provided that, in the case of a subsection (a) Triggering Event, Symetra gives ACS a Termination Notice within six (6) months following the occurrence of such Triggering Event:
     (a) ACS failed to achieve any Critical Milestone on or before its Due Date; or
     (b) ACS failed to provide the Services in accordance with the SLRs such that any of the circumstances described in Section 9.3(a) had occurred.
     9.2.2 Change in Control of ACS.
     (a) Without in any way limiting Symetra’s rights under Section 9.2.1, Symetra shall have the right to terminate all or any portion of the Services and/or to end the Term of this Agreement upon the occurrence of a Change in Control of ACS by delivering to ACS within one (1) year following receipt of written notice from ACS of the occurrence of such Change in Control event a Termination Notice at least ninety (90) calendar days prior to Symetra’s projected Termination Date.
     (b) If Symetra terminates all or any portion of the Services and/or ends the Term of this Agreement pursuant to this Section: (i) ACS shall perform its Disentanglement obligations hereunder until they are fulfilled; and (ii) Symetra shall pay to ACS (in accordance with the payment terms set forth in Section 9.2.1) [***].
     (c) Notwithstanding any contrary terms in the foregoing, Symetra shall not be obligated to pay Termination Fees to ACS as described in subsection (b) above if the ACS Change in Control involves an entity (the “Acquiring Entity”): (i) that is a Symetra

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Competitor; or (ii) in respect of which one (1) or more of Symetra’s Third Party vendors fails or refuses to promptly consent to having the Acquiring Entity act as Symetra’s outsourcing services provider (excluding, if paid by ACS and/or the Acquiring Entity, those Third Party vendors that will provide such consent upon payment of an approval or consent fee).
     9.2.3 Termination for Force Majeure Event.
     (a) Symetra Force Majeure Events. If: (i) a Force Majeure Event occurs with respect to Symetra; (ii) such Force Majeure Event substantially prevents, inhibits and/or frustrates Symetra’s ability to receive the Services from ACS under circumstances when ACS is otherwise able to provide the Services to Symetra; and (iii) such Force Majeure Event continues for seven (7) consecutive calendar days or more, or for ten (10) consecutive or non-consecutive calendar days or more during any thirty (30) calendar day period, then Symetra shall have the right to terminate the Services affected by the Force Majeure Event by delivering to ACS a Termination Notice specifying Symetra’s projected Termination Date; however, ACS shall remain obligated to perform its Disentanglement obligations hereunder until such obligations have been fulfilled. During such period, Symetra shall remain obligated to pay the Annual Services Fees and other fees to ACS in accordance with the terms of this Agreement until such Services are terminated in accordance with this Section. Any termination pursuant to this Section shall not constitute a termination for convenience or for cause, and Symetra shall in no event be required to pay Termination Fees to ACS with respect to any such termination.
     (b) ACS Force Majeure Events. If a Force Majeure Event substantially prevents, hinders, or delays ACS’ performance of all or any portion of the Services for seven (7) consecutive calendar days or more, or for ten (10) consecutive or non-consecutive calendar days or more during any thirty (30) calendar day period, thereby causing an adverse impact on Symetra’s business operations, then:
     (i) with Symetra’s reasonable cooperation, ACS at its sole cost and expense immediately shall procure the affected Services from an alternate provider, and thereafter provide such Services to Symetra through the use of the alternate provider until ACS is able to resume performance of the affected Services in accordance with the terms of this Agreement, provided that ACS’ obligations under this subsection (i) shall continue for a period that shall not exceed one-hundred eighty (180) calendar days plus the length of any Disentanglement Period, and during such period Symetra shall remain obligated to pay the Annual Services Fees and other fees to ACS in accordance with the terms of this Agreement; and
     (ii) once the affected Services have been stabilized with the alternate provider, ACS shall be obligated to provide such Services to Symetra in accordance with the SLRs and other terms of this Agreement; and

     (iii) notwithstanding the foregoing, if ACS is unable to provide the Services through an alternate provider within seven (7) calendar days following commencement of the Force Majeure Event, or the one-hundred eighty (180) calendar day time period described in subsection (i) above expires without ACS having resumed performance of the affected Services in accordance with the terms of this Agreement, then Symetra shall have the right to terminate all or any portion of the Services and/or to end the Term, in each case by delivering to ACS a Termination Notice specifying Symetra’s projected Termination Date; however, ACS shall remain obligated to perform its Disentanglement obligations hereunder until such obligations have been fulfilled.
Any termination pursuant to this Section shall not constitute a termination for convenience nor cause, and Symetra shall in no event be required to pay Termination Fees to ACS with respect to any such termination.
     9.2.4 HIPAA. ACS acknowledges that the HIPAA terms set forth in Attachment K (and the HIPAA terms set forth in any separate HIPAA agreement as contemplated under Section 14.4.1), as applicable, include the right under the circumstances described therein for Symetra (and/or the applicable Symetra Affiliate) to terminate this Agreement. Having acknowledged the foregoing, ACS agrees that Symetra shall have the right to terminate this Agreement for cause upon the occurrence of such circumstances, all in accordance with the terms set forth in Attachment K and/or the applicable separate HIPAA agreement, as applicable. Symetra shall in no event be required to pay Termination Fees to ACS with respect to any such termination.
9.3 Events of Default. The following events shall constitute “Events of Default,” and the occurrence of any one (1) or more of such Events of Default by or with respect to a Party shall constitute a material breach of this Agreement that shall afford the non-breaching Party, as applicable, the rights and remedies set forth in this Article 9:
     (a) ACS: (i) fails to achieve an SLR in a manner that constitutes an Event of Default as specified in the applicable Schedule; (ii) fails to achieve an SLR for an SLA that has a Weighting Factor equal to or greater than [***], and such failure adversely impacts Symetra’s business operations for: (A) four (4) or more hours on each of two (2) consecutive calendar days or more; or (B) four (4) or more hours on each of five (5) non-consecutive calendar days or more during any thirty (30) calendar day period; (iii) fails to achieve an SLR for an SLA that has a Weighting Factor that is greater than [***] and less than [***], and such failure adversely impacts Symetra’s business operations for: (A) four (4) or more hours on each of five (5) consecutive calendar days or more; or (B) four (4) or more hours on each of ten (10) non-consecutive calendar days or more during any thirty (30) calendar day period; (iv) has incurred Fee Reductions in any given month equal to [***] of the Monthly At-Risk Amount (without regard to ACS’ earn-back rights); or (v) fails to achieve any SLR or combination of SLRs, and such failure causes a material adverse effect on Symetra’s business, any of which events shall constitute an ACS Event of Default that shall not be subject to a cure period;

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

     (b) ACS fails to achieve any Critical Milestone on or before its Due Date, which failure shall constitute an ACS Event of Default unless caused by an Excuse;
     (c) ACS materially breaches any warranty, which material breach shall constitute an ACS Event of Default unless, if curable, such material breach is cured within the time frames, if any, specified in this Agreement for curing any such material breach, or if none is specified elsewhere in this Agreement, then within thirty (30) calendar days, in each case following ACS’ receipt of written notice of such breach from Symetra;
     (d) ACS fails to maintain insurance coverage in accordance with the terms set forth in Article 16, which failure shall constitute an ACS Event of Default unless such failure is cured within thirty (30) calendar days following ACS’ receipt of written notice of such failure from Symetra;
     (e) Bankruptcy, receivership, insolvency, reorganization or other similar proceedings are instituted by or against ACS under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar laws or statutes of the United States (or any state thereof), provided such proceedings are not dismissed or discharged within thirty (30) calendar days after they are instituted, or any corporate action is taken by the Board of Directors of ACS in furtherance of any of the above-described events, any of which events shall constitute an ACS Event of Default that shall not be subject to a cure period;
     (f) ACS becomes insolvent, makes an assignment for the benefit of creditors or admits any involuntary debts as they mature, of any reorganization arrangement or other readjustment of debt plan not involving the United States Bankruptcy Code is instituted by or against ACS, or any corporate action taken by the Board of Directors of ACS in furtherance of any of the above actions, any of which events shall constitute an ACS Event of Default that shall not be subject to a cure period;
     (g) ACS makes an assignment of all or substantially all of its assets for the benefit of creditors, or the Board of Directors of ACS takes any corporate action in furtherance of the above action, any of which events shall constitute an ACS Event of Default that shall not be subject to a cure period;
     (h) Symetra fails to timely make any undisputed payment in accordance with the terms of Section 6.3, which failure shall constitute a Symetra Event of Default unless such failure is cured within thirty (30) calendar days after Symetra has received written notice of such failure from ACS;
     (i) A Party fails to comply with the terms of Article 13, which failure shall constitute an Event of Default by such Party unless such failure is cured, or substantial progress is made towards a cure, within seven (7) calendar days following that Party’s receipt of written notice of such failure from the other Party; or

     (j) A Party materially breaches any of its other obligations under this Agreement, which material breach shall constitute an Event of Default by such Party unless such material breach is cured within thirty (30) calendar days following such Party’s receipt of written notice of such breach from the other Party.
9.4 Rights and Remedies of ACS Upon Default of Symetra. Upon the occurrence of an Event of Default by or with respect to Symetra, subject to Section 9.6, ACS shall be entitled to the following remedies:
     (a) subject to Symetra’s rights as set forth below in this Section, terminate all of the Services, terminate one (1) or more Service Towers and/or end the Term; and/or
     (b) subject to the terms of Section 11.1, seek to recover damages from Symetra; and/or
     (c) if applicable, obtain the additional rights and remedies set forth in Section 17.5; and/or
     (d) any additional remedies that may be set forth in this Agreement or in any Schedule, Attachment or Addendum.
Upon the occurrence of a Symetra Event of Default with respect to which ACS exercises a termination remedy as described in Section 9.4(a), ACS shall effectuate such termination by delivering to Symetra a Termination Notice specifying Symetra’s projected Termination Date, whereupon the terms set forth in Section 10.2 shall apply; however, ACS shall remain obligated to perform its Disentanglement obligations hereunder until they are fulfilled, subject, upon ACS’ request, and only if such termination is a result of a Section 9.3(g) Symetra Event of Default, to Symetra’s payment of all: (e) invoices for Fixed Charges monthly in advance; (f) undisputed amounts then due and owing; and (g) invoices for Variable Charges including, if applicable, Disentanglement Services, as incurred. Any termination pursuant to this Section shall not constitute a termination for convenience, and Symetra shall in no event be required to pay Termination Fees to ACS with respect to any such termination.
9.5 Rights and Remedies of Symetra Upon Default of ACS. Upon the occurrence of an Event of Default by or with respect to ACS, subject to Section 9.6, Symetra shall be entitled to:
     (a) subject to Symetra’s rights as set forth below in this Section, terminate all of the Services, terminate one (1) or more Service Towers (or other defined subset of one (1) or more Service Towers or components of Services) and/or end the Term; and/or
     (b) subject to the terms of Section 11.2, seek to recover damages from ACS; and/or
     (c) if applicable, obtain the additional rights and remedies set forth in Section 17.5; and/or

     (d) any additional remedies that may be set forth in this Agreement or in any Schedule, Attachment or Addendum.
Upon the occurrence of an ACS Event of Default with respect to which Symetra exercises a termination remedy as described in Section 9.5(a), Symetra shall effectuate such termination by delivering to ACS a Termination Notice specifying Symetra’s projected Termination Date; however, ACS shall remain obligated to perform its Disentanglement obligations hereunder until they are fulfilled. Any termination pursuant to this Section shall not constitute a termination for convenience, and Symetra shall in no event be required to pay Termination Fees to ACS with respect to any such termination.
9.6 Non-Exclusive Remedies. The remedies provided in Sections 9.4 and 9.5 and elsewhere in this Agreement are neither exclusive nor mutually exclusive, and the Parties shall be entitled to any and all such remedies, and any and all other remedies that may be available to the Parties at law or in equity, by statute or otherwise, individually or in any combination thereof.
9.7 Survival. The provisions of Articles 10, 11, 15, 16, 18 and 19 and Sections 1.1, 1.3, 1.4, 3.3, 3.4, 4.1.3, 6.1, 6.4, 7.1, 9.2-9.7, 12.1.3, 12.5, 13.2-13.6, 14.4 and any other Sections, Schedules, Attachments, Exhibits, Addenda or Appendices to this Agreement that, by their express terms or by their nature, may reasonably be presumed to survive any termination or expiration of this Agreement, shall so survive.
ARTICLE 10
DISENTANGLEMENT
10.1 General Obligations. Upon any termination or expiration of this Agreement, ACS shall provide the Disentanglement (as defined herein) services as set forth in this Article. ACS shall accomplish a complete transition of any terminated Services from ACS and its Subcontractors to Symetra, its Affiliates and/or to any replacement provider(s) designated by Symetra (collectively, the “Replacement Provider”), without causing any unnecessary interruption of, or causing any unnecessary adverse impact on, the Services, any Other Services and/or services provided by Third Parties (the “Disentanglement”). Without limiting the generality of the foregoing, ACS shall: (a) cooperate with Symetra, its Affiliates and/or the Replacement Provider, including by promptly taking all steps required to assist Symetra in effecting a complete Disentanglement; (b) provide to Symetra, its Affiliates and/or the Replacement Provider all information regarding the Services as needed for Disentanglement including, without limitation, data conversions, interface specifications and related professional services; (c) provide for the prompt and orderly conclusion of all work, as Symetra may direct, including completion or partial completion of Other Services and/or Out-of-Scope Services, documentation of work in process, and other measures to provide an orderly transition to Symetra, its Affiliates and/or the Replacement Provider; and (d) accomplish the other specific obligations described in this Article 10. ACS and Symetra shall discuss in good faith a plan for determining the nature and extent of ACS’ Disentanglement obligations and for the transfer of Services in process; provided, however, that ACS’ obligation under this Agreement to provide all Services necessary for Disentanglement shall not be lessened in any respect. ACS’ obligation to provide the Services shall not cease until a Disentanglement that is satisfactory to Symetra has been completed, including the performance by ACS of all asset transfers, if any, and other obligations of ACS set forth in this Article 10.
10.2 Disentanglement Period. The process to effectuate the Disentanglement shall begin on any of the following dates: (a) the date designated by Symetra in connection with expiration of the Term, which date shall not be earlier than one hundred eighty (180) calendar days prior to the end of the Term; or (b) the date specified in any Termination Notice delivered by Symetra to ACS, if Symetra elects to terminate any or all of the Services pursuant to Sections 9.2 or 9.5 (unless ACS in good faith disputes such termination); or (c) the date specified in any Termination Notice delivered by ACS to Symetra pursuant to Section 9.4 (unless Symetra in good faith disputes such termination), and shall continue: (d) in the case of subsection (a), until expiration of the Term; or (e) in all other cases, for a period of up to twelve (12) months thereafter, at Symetra’s option. If requested by Symetra, ACS shall perform its Disentanglement obligations on an expedited basis if Symetra terminates this Agreement pursuant to Sections 9.2.4 or 9.5.
10.3 Specific Obligations. Disentanglement shall include, without limitation, the performance of the specific obligations described in this Section and those described in Section 4.3. In connection with Sections 10.3.3 and 10.3.4 below, ACS shall as soon as reasonably possible following its issuance or receipt of a Termination Notice, but in no event longer than ten (10) Business Days thereafter, provide to Symetra a complete and accurate list of all items that will be subject to conveyance or re-conveyance to Symetra as provided in such Sections. ACS agrees that its agreements with all Third Parties relating to this Agreement, including Subcontractors, shall not include any terms that would prohibit or otherwise restrict such Third Parties, including Subcontractors, from entering into agreements with Symetra, its Affiliates and/or the Replacement Provider (whether directly or through an assignment) as provided herein.
     10.3.1 Full Cooperation, Information and Knowledge Transfer. During Disentanglement, the Parties shall cooperate fully with one another to facilitate a smooth transition of the terminated Services from ACS and its Subcontractors to Symetra, its Affiliates and/or the Replacement Provider. ACS shall provide such cooperation both before and after the Termination Date, and such cooperation shall include, without limitation, provision of full, complete, detailed, and sufficient information (including all information then being utilized by ACS with respect to programs, tools, utilities and other resources used to provide the Services, as well as the information and assistance required pursuant to Section 2.5.6, if applicable) and knowledge transfer with respect to all such information in order to enable Symetra’s, its Affiliates’ and/or the Replacement Provider’s personnel (or that of Third Parties) to fully assume, become self-reliant with respect to, and continue without interruption, the provision of the Services. ACS shall cooperate with Symetra and all of Symetra’s other service providers to provide a smooth transition at the time of Disentanglement, with no unnecessary interruption of Services, no unnecessary adverse impact on the provision of Services or Symetra’s activities and no unnecessary interruption of, or unnecessary adverse impact on, any services provided by Third Parties.
     10.3.2 Third-Party Authorizations. Without limiting the obligations of ACS pursuant to Section 12.2 and subject to the terms of any Third Party contracts, if requested by Symetra as part of the Disentanglement, ACS shall procure at no charge to Symetra any Third Party authorizations necessary to grant Symetra the use and benefit of any Third Party contracts between ACS and Third Party contractors used to provide the Services, pending their assignment to Symetra pursuant to Section 10.3.4.
     10.3.3 Transfer of Assets. If and as requested by Symetra as part of the Disentanglement, ACS shall convey to Symetra, its Affiliates and/or the Replacement Provider from among those assets used by ACS to provide the Services (including ACS Equipment), such assets (other than software assets otherwise covered by the terms of Section 4.3) as Symetra might select from the list provided by ACS pursuant to Section 10.3 at a price for each such asset that is the lesser of: (a) the net book value as reflected on ACS’ books and records; and (b) a fair market value price determined by a mutually agreed Third Party, or the then-remaining lease value; provided, however, that to the extent Symetra has paid all or any portion of the purchase price for any such assets, ACS shall convey such assets to Symetra at a price equal to the original purchase price less the applicable amounts paid by Symetra. At mutually agreed times during Disentanglement, ACS shall remove from Symetra’s premises any ACS assets (including ACS Equipment) that Symetra, its Affiliates and/or the Replacement Provider elect not to purchase. In addition, although Symetra acknowledges that ACS does not control Third-Party equipment vendors (if any), if requested by Symetra, ACS shall assist Symetra, its Affiliates, and/or the Replacement Provider in securing maintenance (including all enhancements and upgrades) and support with respect to any such assets for so long as Symetra requires at competitive rates.
     10.3.4 Assignment of Contracts. If and as requested by Symetra as part of the Disentanglement, ACS shall assign to Symetra, its Affiliates and/or the Replacement Provider from among those leases, maintenance, support and other contracts used by ACS, Symetra or any other Person in connection with the Services, such contracts as Symetra might select from the list provided by ACS pursuant to Section 10.3. ACS’ obligation under this Section 10.3.4 shall include ACS’ performance of all obligations under such leases, maintenance, support and other contracts to be performed by it with respect to periods prior to the date of assignment, and ACS shall reimburse Symetra for any Losses resulting from any claim that ACS did not perform any such obligations.
     10.3.5 Delivery of Documentation and Data. If and as requested by Symetra, ACS shall deliver to Symetra, its Affiliates, and/or the Replacement Provider all documentation and data related to ACS’ provision of the Services, including the Symetra Data, all results of ACS’ processing activities and use of Symetra’s Data, as well as all procedures, standards and operating schedules (including the Service Delivery Reference Manual), held by ACS. Notwithstanding the foregoing, ACS may retain one (1) copy of such documentation and data, excluding Symetra Data, for archival purposes or warranty support. ACS shall delete all data storage media used in its processing activities following completion of its Disentanglement obligations. All test and data processing material shall be destroyed or turned over to Symetra without undue delay.
     10.3.6 Hiring of Employees. ACS shall as soon as reasonably possible following its issuance or receipt of a Termination Notice, but in no event later than ten (10) Business Days thereafter, provide to Symetra a complete and accurate list of all Substantially Dedicated Resources who were involved in providing the Services during the six (6) month period preceding ACS’ issuance or receipt of such Termination Notice. ACS shall cooperate with and assist (and shall cause its Subcontractors to cooperate with and assist) Symetra, its Affiliates and/or the Replacement

Provider in offering employment, at the sole discretion of Symetra, to any or all of such Persons, whether such offers are made at the time of, after or in anticipation of the Termination Date. ACS shall be solely responsible for and shall pay to any such employees of ACS who are hired by Symetra, its Affiliates, and/or the Replacement Provider, all severance and related payments, if any are payable pursuant to ACS’ standard policies, and shall cause relevant Subcontractors to pay severance and related payments to any such employee of a Subcontractor who is hired by Symetra or its designee, if any are payable pursuant to such Subcontractors’ standard policies. ACS shall release (and shall cause its Subcontractors to release) from any restrictive covenants including, without limitation, non-compete agreements, any of the Persons hired by Symetra, its Affiliates and/ by the Replacement Provider. Notwithstanding any agreements that ACS may have with its employees, ACS shall not take or fail to take any actions that would interfere with or prevent Symetra, its Affiliates and/or the Replacement Provider from hiring any or all of such Substantially Dedicated Resources. ACS shall not (and shall ensure that its Subcontractors do not) in any manner communicate disparaging information about Symetra, its Affiliates, and/or the Replacement Provider, or any of their employees, to transitioning employees or existing employees of Symetra, its Affiliates and/or the Replacement Provider.
10.4 Preparation for Disentanglement.
     10.4.1 Complete Documentation. In addition to and/or as part of the Service Delivery Reference Manual, at all times during the Term, ACS shall provide to Symetra complete information, including complete documentation, in accordance with the standards and methodologies to be implemented by ACS, for all software (including applications developed as part of the Services) and hardware, that is sufficient to enable Symetra, its Affiliates, and/or the Replacement Provider, to fully assume the provision of the Services to Symetra.
     10.4.2 Maintenance of Assets. ACS shall maintain all of the hardware, software, systems, networks, technologies, and other assets utilized in providing Services to Symetra (including leased and licensed assets) in good condition and in such locations and configurations as to be readily identifiable and transferable to Symetra or its designees in accordance with the provisions of this Agreement; in addition, ACS shall insure such assets in accordance with the requirements of Article 16.
     10.4.3 Advance Written Consents. At all times during the Term, ACS shall seek to obtain advance written consents from all licensors (in accordance with Section 4.3), lessors and other contract parties to the conveyance or assignment of licenses, leases and other contracts to Symetra, its Affiliates, and/or the Replacement Provider upon Disentanglement. If any such consent cannot be obtained, ACS shall so notify Symetra in writing, and Symetra may: (a) as to the affected contract(s), waive this requirement in writing; or (b) elect to enter into the applicable license, lease or other contract directly with the applicable Third Party. ACS also shall obtain for Symetra the right, upon Disentanglement, to obtain maintenance (including all enhancements and upgrades) and support with respect to the assets that are the subject of such leases, licenses and other contracts at the price at which, and for so long as, such maintenance and support is made commercially available to other customers of such Third Parties.

     10.4.4 All Necessary Cooperation and Actions. ACS shall provide all cooperation, take such additional actions, and perform such additional tasks, as may be necessary to ensure a timely Disentanglement in compliance with the provisions of this Article 10.
     10.4.5 Payment for Disentanglement Services. Symetra shall be required to pay (at the Service Rates, unless other rates are then agreed to by the Parties) for any Disentanglement Services that are both outside the scope of the Services and cannot be accomplished by the Substantially Dedicated Resources without adversely impacting ACS’ ability to comply with the SLRs. Notwithstanding the foregoing: (a) the ACS Key Personnel shall exercise all commercially reasonable efforts to minimize the costs and expenses associated with such Disentanglement services; and/or (b) Symetra may require ACS to re-focus the work efforts of the Substantially Dedicated Resources toward Disentanglement activities and waive any resulting failure of ACS to comply with the SLRs. ACS shall not: (y) in anticipation of sending or receiving a Termination Notice or the expiration of the Term, reduce the number of Substantially Dedicated Resources, nor change the identities of the Substantially Dedicated Resources; or (z) without Symetra’s prior written consent, reduce the number, or change the identities, of the Substantially Dedicated Resources during the Disentanglement Period.
ARTICLE 11
LIMITATIONS ON LIABILITY
Subject to the further terms of this Article 11, a breaching Party shall be liable to the other Party for all damages incurred by such Party as a result of the breaching Party’s failure to perform its obligations under this Agreement.
11.1 Cap On Liability. EXCEPT AS OTHERWISE PROVIDED IN SECTIONS 11.4 AND 11.5, THE AGGREGATE CUMULATIVE MONETARY LIABILITY OF EITHER PARTY (INCLUDING THE AFFILIATES OF EACH PARTY) FOR ALL CLAIMS ARISING UNDER OR RELATING TO THIS AGREEMENT AND/OR ANY COUNTRY AGREEMENTS, NOTWITHSTANDING THE FORM IN WHICH ANY ACTION IS BROUGHT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE LIMITED IN THE AGGREGATE TO THE TOTAL FEES PAID AND/OR PAYABLE UNDER THIS AGREEMENT AND/OR ANY COUNTRY AGREEMENTS DURING THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE ON WHICH THE FIRST CLAIM AROSE (IT BEING THE UNDERSTANDING OF THE PARTIES THAT IDENTIFYING THE “FIRST” CLAIM WILL ESTABLISH THE BEGINNING POINT FOR ANY TIME PERIOD DESCRIBED IN THIS SECTION 11.1), EXCEPT THAT IF SUCH EVENT ARISES AT ANY TIME FOLLOWING EXPIRATION OR TERMINATION OF THIS AGREEMENT, THEN SUCH AMOUNT SHALL BE EQUAL TO THE FEES PAID BY SYMETRA UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING SUCH EXPIRATION OR TERMINATION DATE (THE DOLLAR AMOUNT DERIVED BY APPLYING THE TERMS OF THIS SECTION SHALL CONSTITUTE THE “SYMETRA CAP” AS IT RELATES TO THE CAP ON SYMETRA’S POTENTIAL LIABILITY TO ACS AND THE “ACS CAP” AS IT RELATES TO THE CAP ON ACS’ POTENTIAL LIABILITY TO SYMETRA).

NOTWITHSTANDING ANYTHING THAT MAY BE CONTAINED HEREIN TO THE CONTRARY, NEITHER FEE REDUCTIONS NOR CORRECTIVE ASSESSMENTS PAID OR PAYABLE TO SYMETRA SHALL COUNT TOWARD SATISFACTION OF THE ACS CAP; HOWEVER, TO THE EXTENT SYMETRA RECEIVES MONETARY DAMAGES FOR THE REDUCED VALUE OF SERVICES RECEIVED BY SYMETRA AS A RESULT OF ACS’ FAILURE TO ACHIEVE ONE (1) OR MORE SERVICE LEVEL REQUIREMENTS OR TO TIMELY ACHIEVE ONE (1) OR MORE CRITICAL MILESTONES, THE AMOUNT OF THE FEE REDUCTIONS AND/OR CORRECTIVE ASSESSMENTS ACTUALLY PAID OR CREDITED TO SYMETRA UNDER THE AGREEMENT SHALL BE DEDUCTED FROM SUCH DAMAGES AWARD SOLELY TO THE EXTENT NECESSARY TO AVOID COMPENSATING SYMETRA TWICE FOR THE SAME SERVICE LEVEL REQUIREMENT OR CRITICAL MILESTONE FAILURE.
11.2 Recoverable Damages. WITHOUT LIMITING THE GENERALITY OF SECTION 11.1, AND NOTWITHSTANDING ANY CONTRARY TERMS IN SECTION 11.3, ACS AGREES THAT THE FOLLOWING TYPES OF DAMAGES (BY WAY OF EXAMPLE AND NOT OF LIMITATION) SHALL BE INTERPRETED AND CONSTRUED TO CONSTITUTE DIRECT DAMAGES RECOVERABLE BY SYMETRA PURSUANT TO SECTION 11.1, AND ACS SHALL NOT CLAIM OTHERWISE:
     A. COSTS AND EXPENSES INCURRED TO SELECT, PROCURE, MIGRATE TO AND IMPLEMENT SUBSTANTIALLY EQUIVALENT REPLACEMENT SERVICES (FROM AN IN-HOUSE OR REPLACEMENT PROVIDER) INCLUDING, WITHOUT LIMITATION, COSTS AND EXPENSES INCURRED: (i) FOR EMPLOYEES (WAGES AND SALARIES, BOTH STRAIGHT TIME AND OVERTIME, AND RELATED EXPENSES, INCLUDING OVERHEAD ALLOCATIONS), CONTRACTORS, TRAVEL EXPENSES, TELECOMMUNICATIONS CHARGES AND OTHER SIMILAR CHARGES; AND (ii) TO RE-CREATE, RE-LOAD AND/OR CONVERT ANY OF SYMETRA’S DATA, AND TO CREATE AND TEST INTERFACES;
     B. REGULATORY FINES AND/OR PENALTIES INCLUDING, WITHOUT LIMITATION, THOSE ASSOCIATED WITH DELAYS IN ELECTRONIC TRANSFERS OR FAILURES TO COMPLY WITH REGULATORY DEADLINES; AND
     C. IN THE EVENT OF AN ACS CHANGE IN CONTROL PERMITTING SYMETRA TO TERMINATE THIS AGREEMENT UNDER SECTION 9.2.2(c)(ii): (I) IF SYMETRA ELECTS NOT TO EXERCISE ITS RIGHT OF TERMINATION UNDER SUCH SECTION, ALL COSTS AND EXPENSES INCURRED AS A RESULT OF ANY SUCH CHANGE IN CONTROL INCLUDING, IF APPLICABLE UNDER THE CIRCUMSTANCES, THE COSTS AND EXPENSES ASSOCIATED WITH SELECTING, PROCURING, MIGRATING TO AND IMPLEMENTING SUBSTANTIALLY EQUIVALENT REPLACEMENT THIRD PARTY APPLICATION SYSTEMS IF ONE OR MORE OF SYMETRA’S

APPLICATION VENDORS WILL NOT CONSENT TO HAVING AN ACQUIRING ENTITY ACT AS SYMETRA’S OUTSOURCING PROVIDER PLUS ANY APPROVAL AND/OR CONSENT FEES NOT PAID UNDER THE TERMS OF SECTION 9.2.2 (THE “CHANGE IN CONTROL EXPENSES”); AND (II) IF SYMETRA ELECTS TO EXERCISE ITS RIGHT OF TERMINATION UNDER SUCH SECTION, ALL CHANGE IN CONTROL EXPENSES LESS ANY COSTS AND EXPENSES AVOIDED BY SYMETRA AS A RESULT OF ITS TERMINATION OF ONE OR MORE CONTRACTS WITH THOSE APPLICATION VENDORS THAT FAIL TO CONSENT TO HAVING AN ACQUIRING ENTITY ACT AS SYMETRA’S OUTSOURCING PROVIDER.
11.3 Non-Direct Damages. EXCEPT AS OTHERWISE PROVIDED IN SECTIONS 11.4 AND 11.5, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY CLAIMING BY OR THROUGH THE OTHER PARTY FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES WITH RESPECT TO ANY CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM IN WHICH ANY ACTION IS BROUGHT.
11.4 Symetra Exceptions from the Limitations on Liability. THE LIMITATION ON SYMETRA’S LIABILITY SET FORTH IN SECTIONS 11.1 AND 11.3 SHALL NOT APPLY TO LOSSES ARISING OUT OF OR RELATING TO: (A) SYMETRA’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 15.2 (INDEMNIFICATION BY SYMETRA); (B) SYMETRA’S FAILURE TO COMPLY WITH THE PROVISIONS OF ARTICLE 13 (SECURITY AND CONFIDENTIALITY); (C) THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF SYMETRA OR ANY ENTITY TO WHICH SYMETRA HAS SUBCONTRACTED ITS OBLIGATIONS UNDER THIS AGREEMENT; OR (D) SYMETRA’S FAILURE TO COMPLY WITH THE PROVISIONS OF ARTICLE 12 (PROPRIETARY RIGHTS). FURTHER, THE LIMITATION ON SYMETRA’S LIABILITY SET FORTH IN SECTION 11.1 SHALL NOT APPLY TO LOSSES ARISING OUT OF OR RELATING TO SYMETRA’S OBLIGATION TO MAKE ANY PAYMENTS THEN DUE AND OWING.
11.5 ACS Exceptions from the Limitations on Liability. THE LIMITATION ON ACS’ LIABILITY SET FORTH IN SECTIONS 11.1 AND 11.3 SHALL NOT APPLY TO LOSSES ARISING OUT OF OR RELATING TO: (A) ACS’ INDEMNIFICATION OBLIGATIONS UNDER SECTION 15.1 (INDEMNIFICATION BY ACS), EXCLUDING ACS’ INDEMNIFICATION OBLIGATIONS UNDER SECTION 15.1.8 (NON-PERFORMANCE); (B) ACS’ FAILURE TO COMPLY WITH THE PROVISIONS OF ARTICLE 13 (SECURITY AND CONFIDENTIALITY); (C) ACS’ REPUDIATION OF, OR UNEXCUSED REFUSAL TO PERFORM, THE SERVICES IN VIOLATION OF SECTION 17.3 (CONTINUED PERFORMANCE; NO TOLLING OF CURE PERIODS); (D) THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF ACS AND/OR ITS SUBCONTRACTORS; (E) ACS’ FAILURE TO COMPLY WITH THE PROVISIONS OF ARTICLE 12 (PROPRIETARY RIGHTS); (F) ACS’ INDEMNIFICATION OBLIGATIONS

UNDER ATTACHMENT K FOR A VIOLATION OF THE NON-DISCLOSURE AND/OR USE OBLIGATIONS RELATING TO SYMETRA PHI; OR (G) ACS’ OBLIGATIONS UNDER SECTION 14.5(b)(iii). FURTHER, THE LIMITATION ON ACS’ LIABILITY SET FORTH IN SECTION 11.3 SHALL NOT APPLY TO ACS’ INDEMNIFICATION OBLIGATIONS UNDER ATTACHMENT K FOR A VIOLATION OF ANY OBLIGATIONS THEREUNDER EXCEPT FOR THOSE DESCRIBED IN THE FOREGOING SUBSECTION (F), BUT ONLY UNTIL SUCH TIME AS THE DOLLAR VALUE OF THE ACS CAP HAS BEEN ACHIEVED.
11.6 Costs of Cure. To the extent a Party elects to cure any failure by it to comply with its obligations under the Agreement, all costs and expenses associated with such cure shall be borne solely by the curing party and shall in no event count toward satisfaction of the either the ACS CAP or the SYMETRA CAP, as applicable.
11.7 Attorneys’ Fees. If a Party brings an action, suit or proceeding (including, without limitation, any arbitration proceeding under Section 17.2) against the other Party to this Agreement arising out of or relating to this Agreement, or pertaining to a declaration of rights under this Agreement, the trier of fact may, in the exercise of its discretion, award the Party it finds to be the prevailing party in such action, suit or proceeding that portion or all of its attorneys’ fees, costs and expenses that it deems to be appropriate under the facts and circumstances.
ARTICLE 12
PROPRIETARY RIGHTS
12.1 Work Product.
     12.1.1 Symetra Sole Owner. Symetra shall be the sole and exclusive owner of all Work Product, and of all copyright, patent, trademark, trade secret and other proprietary rights in and to the Work Product. Ownership of the Work Product shall inure to the benefit of Symetra from the date of conception, creation or fixation of the Work Product in a tangible medium of expression (whichever occurs first). Each copyrightable aspect of the Work Product shall be considered a “work-made-for-hire” within the meaning of the Copyright Act of 1976, as amended. If and to the extent such Work Product, or any part thereof, is not considered a “work-made-for-hire” within the meaning of the Copyright Act of 1976, as amended, ACS hereby expressly assigns to Symetra all exclusive right, title and interest in and to the Work Product, and all copies thereof, and in and to the copyright, patent, trademark, trade secret, and all other proprietary rights therein, whether in the United States or any other country, territory or jurisdiction, that ACS may have or obtain, without further consideration, free from any claim, lien for balance due, or rights of retention thereto on the part of ACS. ACS shall obtain similar written undertakings from all ACS Personnel who will perform any Services, so as to ensure Symetra’s ownership of the Work Product as provided herein, and shall not commence the deployment of any such Personnel until such a written undertaking has been obtained from such Personnel and delivered to ACS. ACS acknowledges that the Parties do not intend ACS to be a joint author of the Work Product within the meaning of the Copyright Act of 1976, as amended, and that ACS shall in no event be deemed the joint author of any Work Product. Symetra shall have unrestricted access to all ACS materials, premises and computer files containing the Work Product. The Parties will cooperate with each other and execute such other documents as may be appropriate to achieve the objectives in this Section.
     12.1.2 ACS License to Use. Symetra hereby grants to ACS a non-transferable, non-exclusive, royalty-free, fully paid-up license to use any Work Product solely as necessary to provide the Services to Symetra and/or its Affiliates. Except as provided in this Section, neither ACS nor any Subcontractor shall have the right to use the Work Product in connection with the provision of services to its other customers without the prior written consent of Symetra, which consent may be withheld or given in Symetra’s sole discretion.
     12.1.3 Intellectual Property. ACS promptly and fully shall disclose in writing and deliver to Symetra all Work Product, which delivery, in the case of computer programs, shall include both source code and object code and all available user manuals and other documentation, including any documentation specifically requested by Symetra. ACS shall execute and deliver any and all patent, copyright or other applications, assignments, and other documents that Symetra requests for protecting the Work Product, whether in the United States or any other country, territory or jurisdiction. Symetra shall have the full and sole power to prosecute such applications and to take all other action concerning the Work Product, and ACS shall cooperate, at Symetra’s expense, in the preparation and prosecution of all such applications and in any legal actions and proceedings concerning the Work Product. ACS shall provide to Symetra’s Office of the General Counsel, on a quarterly basis, a written report with appropriate information to enable Symetra to pursue all intellectual property registrations or other protections for Symetra’s interests in the Work Product.
     12.1.4 ACS Underlying and Derivative Works. Notwithstanding anything to the contrary contained in this Agreement, including in this Section 12.1, ACS shall be the sole and exclusive owner of all ACS Underlying Works and all Derivative Works thereof that do not contain Work Product (“ACS Derivative Works”).
     12.1.5 Third-Party Underlying and Derivative Works. Notwithstanding anything to the contrary contained in this Agreement, including this Section 12.1, the sole and exclusive owner of any Third Party’s Underlying Works and of all Derivative Works thereof that are created, invented, conceived, and fixed in a tangible medium of expression by such Third Party (such Derivative Works, collectively with the Third Party’s Underlying Works, the “Third-Party Works”) shall be the applicable Third Party; provided, however, that ACS shall not implement or utilize any Third-Party Works in the provision of any Services unless the Third-Party Works are commercially available or ACS shall have used commercially reasonable efforts to cause such Third Party to agree to grant to Symetra (at Symetra’s cost and expense) a perpetual, irrevocable, non-exclusive, fully-paid license to use, copy, modify, and sublicense the Third-Party Works in connection with the conduct of Symetra’s business.
12.2 Rights and Licenses. ACS shall obtain from Third Parties all rights and licenses required to perform the Services.
12.3 Symetra Data. Symetra shall permit ACS to have access to Symetra Data solely to the extent ACS requires access to such data to provide the Services in accordance with the terms of this Agreement. ACS may only access and process Symetra Data in connection herewith or as directed by Symetra in writing and may not otherwise modify Symetra Data, merge it with other data, commercially exploit it or engage in any other practice or activity that may in any manner adversely affect the integrity, security or confidentiality of such data, other than as specifically permitted herein or as directed by Symetra in writing. ACS understands and agrees that Symetra owns all right, title, and interest in and to the Symetra Data and in and to any modification, compilation or Derivative Works therefrom (collectively, “Data and Modified Data”), and also owns all copyright, trademark, trade secrets, and other proprietary rights in and to the Data and Modified Data.
12.4 Infringement. Each of the Parties shall perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, trade secret, copyright or other proprietary right of any Third Party, or a violation of the other Party’s software license agreements or intellectual property rights disclosed to or known by such Party.
12.5 Cooperation. If at any time Symetra brings, or investigates the possibility of bringing, any claim against any Person for infringement of any patent, trademark, copyright or similar proprietary right of Symetra, including misappropriation of trade secrets and misuse of confidential information, then ACS, upon the request and at the expense of Symetra, shall cooperate with and assist Symetra in the investigation or pursuit of such claim, and provide Symetra with any information in the possession of ACS that may be of use to Symetra in the investigation or pursuit of such claim.
ARTICLE 13
SECURITY AND CONFIDENTIALITY
13.1 Security.
     13.1.1 Data Security Program. ACS shall at all times maintain in effect a comprehensive data security program that includes reasonable and appropriate technical, organizational and physical security measures designed to protect against the destruction, loss, unauthorized access and/or alteration of data, including Symetra Data, in ACS’ possession, and which shall be: (a) no less rigorous than those measures maintained (or required to be maintained) by Symetra as of the Restatement Date (or required or implemented by Symetra in the future); (b) no less rigorous than those measures maintained by ACS for its own information of a similar nature; (c) no less rigorous than those measures that generally are implemented by providers of outsourcing services; and (d) compliant with all Symetra policies and procedures with which Symetra advises ACS it is required to comply (provided that ACS’ compliance with any such Symetra policies and procedures that are implemented and/or modified following the Restatement Date shall be effected through the Change Management Procedures), including those relating to the privacy, security, preservation and retention of data. The content and implementation of such data security program and associated technical, organizational and security measures shall be fully documented by ACS in the Service Delivery Reference Manual. From time to time, but not less frequently than annually, ACS proactively shall provide to Symetra information regarding industry-leading security best practices and ACS’ recommendations for implementing any of such practices. If

Symetra wants to implement any of such practices, the Parties shall do so in accordance with the Change Management Procedures.
     13.1.2 Changes. Under no circumstances shall ACS make any changes that materially weaken any technical, organizational or physical security measures in place to safeguard Symetra Data, or result in ACS’ failure to meet any of the minimum standards set forth in Section 13.1.1, without Symetra’s prior written approval. Under no circumstances shall ACS Personnel access, attempt to access, or allow others to access, Symetra Data unless such access is required for the performance of ACS’ obligations under the Agreement or otherwise permitted under the Agreement.
     13.1.3 Data Back-Ups. Symetra shall have the right to keep backup files of the Symetra Data in its possession if it so chooses. ACS shall provide Symetra with downloads of Symetra Data, as requested and directed by Symetra, to enable Symetra to maintain such backup copies.
     13.1.4 Security Breaches. Without limiting the additional requirements set forth in Section 14.5, if ACS discovers or is notified of a breach or potential breach of security relating to Symetra Data, ACS immediately shall: (a) notify Symetra of such breach or potential breach; (b) investigate (with Symetra’s participation) such breach or potential breach, and coordinate with Symetra on the development of a risk assessment, Root Cause Analysis and corrective action plan; and (c) if ACS is responsible for the source of the breach or potential breach: (i) provide a written report to Symetra of such risk assessment, Root Cause Analysis and action plan; (ii) remediate the effects of such breach or potential breach of security as soon as practicable, or cooperate with Symetra’s remediation activities if ACS is not responsible for the source of the breach or potential breach; and (iii) provide Symetra with reasonable assurances that such breach or potential breach shall not recur.
     13.1.5 Disposition of Media. If ACS removes from service any media on which Symetra Data was stored, ACS permanently shall destroy or erase such media. Under no circumstances shall ACS use or re-use media on which Symetra Data has been stored to store data of any other ACS customer or to deliver data to a Third Party, including another ACS customer, unless such media has been securely erased in accordance with Symetra’s policies and procedures.
     13.1.6 Information Access. Prior to performing any Services, ACS Personnel who will have access to Symetra Data and/or systems shall execute the Parties’ agreements and forms concerning access protection and data/software security consistent with the terms and conditions of this Agreement. ACS Personnel shall comply with all policies and procedures of Symetra and its Affiliates regarding data access, privacy and security, including those prohibiting or restricting remote access to Symetra systems and data. Symetra shall authorize, and ACS shall issue, any necessary information-access mechanisms, including access IDs and passwords, and ACS agrees that the same shall be used only by the ACS Personnel to whom they are issued. ACS shall provide to such ACS Personnel only such level of access as is minimally necessary to perform the tasks and functions for which such ACS Personnel are responsible. Promptly following Symetra’s request (but in the absence of any request from Symetra, at least quarterly), ACS shall provide Symetra with an updated list of those ACS Personnel having access to Symetra’s and/or its Affiliate’s systems, software, and data, and the level of such access. Computer data and software, including Symetra Data, provided by Symetra or accessed (or accessible) by ACS Personnel, shall be used by such Personnel only in connection with the obligations provided hereunder, and shall not be commercially exploited by ACS or its Subcontractors in any manner whatsoever. Without limiting the terms of Section 9.6, failure of ACS Personnel to comply with the provisions of this Article 13 may result in Symetra restricting offending Personnel from access to Symetra computer systems or Symetra Data. ACS shall maintain and ensure the confidentiality and security of Symetra Data.
     13.1.7 Background Checks. In accordance with the further terms of this Section: (a) ACS shall conduct, or shall cause to be conducted, the checks and screens described in Attachment S respecting ACS Personnel who are assigned to perform Services, and ACS shall not assign a Person to perform Services if the required checks and screens have not been performed in respect of such Person; (b) ACS shall review the results of such checks and screens to verify that each Person meets ACS’ standards, and ACS shall not assign a Person to perform Services if the results of any such checks and screens demonstrate that any such Person does not meet ACS’ standards; and (c) if and to the extent requested by Symetra, ACS shall present the results of the checks and screens to Symetra for its review (and ACS shall obtain all releases, waivers or permissions required for the release of such information to Symetra), or ACS shall certify to Symetra in writing on an annual basis its compliance with the terms of this Section. If and to the extent requested by Symetra, ACS shall conduct or shall cause to be conducted any additional Personnel-related checks or screens that Symetra deems to be reasonably necessary. Symetra shall reimburse ACS for the reasonable out-of-pocket costs (without mark-up) incurred by ACS in connection with performance of such additional checks and/or screens.
     13.1.8 Scope of Security Services. For the avoidance of doubt, the Services include ACS’ performance of the security-related duties and responsibilities set forth in Schedule 6.
13.2 Confidential Information.
     13.2.1 Non-Disclosure.
     (a) All Confidential Information disclosed by the Disclosing Party to the Receiving Party shall be deemed the sole property of the Disclosing Party and/or its Affiliates and shall be used solely by the Receiving Party and its Personnel for purposes of performing the Receiving Party’s obligations and/or exercising the Receiving Party’s rights under this Agreement, and, except as permitted under Sections 13.2.3 and 13.3, shall not be published, transmitted, released or disclosed by the Receiving Party or its Personnel to any other Person without the prior written consent of the Disclosing Party, which consent shall not be unreasonably withheld.
     (b) The Receiving Party shall implement and maintain appropriate policies and procedures to safeguard the confidentiality of the Disclosing Party’s Confidential Information in accordance with subsection (a) above. The Receiving Party shall require as a condition of any subcontract that the Subcontractor expressly acknowledge and agree to be bound by confidentiality requirements that are no less restrictive than the requirements to which the Receiving Party is bound under this Agreement.

     13.2.2 Disclosure Requests. Except to the extent Confidential Information is permitted to be disclosed pursuant to Sections 13.2.3 or 13.3, any and all requests, from whatever source, for copies of, access to, or disclosure of the Disclosing Party’s Confidential Information shall be promptly submitted to the Disclosing Party for disposition.
     13.2.3 Permitted Disclosures. The Disclosing Party shall require each of its contractors (including Subcontractors) and agents providing Services hereunder or otherwise having access, in whatever form or function, to the Disclosing Party’s Confidential Information, to execute, prior to any such activity or access, a confidentiality agreement, the terms of which shall be no less stringent than the confidentiality requirements to which the Receiving Party is bound under this Agreement and under which such contractors (including Subcontractors) and agents agree to protect and maintain as confidential all of the Disclosing Party’s Confidential Information (including, without limitation, following any termination of the Disclosing Party’s relationship with any such contractor (including Subcontractors) and/or agents). The Receiving Party may disclose the Disclosing Party’s Confidential Information only to those of its Personnel who have a need to know the Disclosing Party’s Confidential Information in order to perform their duties and/or exercise their rights under this Agreement, as determined by an appropriate official of the Disclosing Party, and only to the extent minimally necessary. Regardless of the form of any agreement executed with Receiving Party’s contractors (including Subcontractors) and agents, ACS shall retain liability for all breaches of this Agreement and for the acts or omissions of its Personnel, including the unauthorized use or disclosure of the Disclosing Party’s Confidential Information, by its Personnel. Notwithstanding any contrary terms that may be contained herein, the Receiving Party shall have the right to disclose the Disclosing Party’s Confidential Information to the Receiving Party’s accountants, attorneys, financial advisors, banks and other financing sources and other similar advisors who have a need to know such Confidential Information, and Symetra shall have the right to disclose ACS’ Confidential Information to a Replacement Provider to the extent strictly necessary.
13.3 Legally Required Disclosures. The Receiving Party may disclose the Confidential Information of the Disclosing Party to the extent disclosure is based on the good faith written opinion of the Receiving Party’s legal counsel that disclosure is required by law or by order of a court or governmental agency or in order to comply with applicable Securities and Exchange Commission (“SEC”) requirements; provided, however, that the Receiving Party shall give advance notice of such requested disclosure and legal opinion to the Disclosing Party prior to any such disclosure (except in the case of SEC-required disclosures or when a judicial or other binding governmental order or decree or binding written instruction of a governmental regulator may prevent such notice) and shall use all commercially reasonable efforts to obtain a protective order or otherwise protect the confidentiality of the Disclosing Party’s Confidential Information. Notwithstanding the foregoing, the Disclosing Party reserves the right to obtain a protective order or otherwise protect the confidentiality of such Confidential Information. For purposes of this Section, the Office of General Counsel of each Party may act as that Party’s legal counsel.
13.4 Notification and Mitigation. In the event of any impermissible disclosure, loss or destruction of Confidential Information, the Receiving Party shall immediately notify the Disclosing

Party and take all reasonable steps to mitigate any potential harm or further disclosure, loss or destruction of such Confidential Information.
13.5 Return of Confidential Information. Subject to the further terms of this Section, on or before the Termination Date, and at any other time upon written request by the Disclosing Party, the Receiving Party promptly shall return to the Disclosing Party all Confidential Information (and all copies thereof) of the Disclosing Party then in its possession or control, in whatever form, or, in the case of a written request by the Disclosing Party, the Confidential Information specified in such request as then in the Receiving Party’s possession or control, in whatever form. In addition, unless the Disclosing Party otherwise consents in writing, the Receiving Party also shall deliver to the Disclosing Party or, if requested by the Disclosing Party, shall delete or destroy, any copies, duplicates, summaries, abstracts or other representations of any such Confidential Information or any part thereof, in whatever form, then in the possession or control of the Receiving Party. Notwithstanding the foregoing: (a) ACS may retain one (1) copy of documentation and data, excluding Symetra Data, for archival purposes or warranty support; provided, however, that any subsequent disclosure of such archived data shall comply with this Article 13; and (b) Symetra may retain ACS’ Confidential Information to the extent required by law or regulation, to the extent otherwise permitted under this Agreement and for legal archival purposes.
13.6 Injunctive Relief. If the Receiving Party or anyone acting on its behalf or operating under its control publishes, transmits, releases, discloses or uses any Confidential Information of the Disclosing Party in violation of this Article 13, or if the Disclosing Party anticipates that the Receiving Party may violate or continue to violate any restriction set forth in this Article 13, then the Disclosing Party shall have the right to have the provisions of this Article 13 specifically enforced by any court having equity jurisdiction, without being required to post bond or other security and without having to prove the inadequacy of available remedies at law, it being acknowledged and agreed that any such violation shall cause irreparable injury to the Disclosing Party and that monetary damages shall not provide an adequate remedy.
ARTICLE 14
LEGAL COMPLIANCE
14.1 Compliance with All Laws and Regulations. At its own cost and expense, ACS shall perform its obligations hereunder in compliance with all laws and regulations throughout the world that are applicable to it as an operator of its business and/or in connection with performance of its obligations hereunder, including, without limitation, all laws and regulations relating to the collection, dissemination, transfer and use of data, specifically including, without limitation, the privacy and security of confidential, personal, sensitive or other protected data. ACS acknowledges and agrees that it may be required to modify the manner in which it provides the Services to Symetra in order to be compliant with policies and procedures developed by Symetra that are designed to assure compliance with HIPAA, the Personal Information Statutes, GLB and all other laws and regulations that are applicable to Symetra as an operator of its business (“Symetra Laws”). Without limiting the generality of the foregoing, such policies and procedures may require ACS to cause its Personnel with access to the Symetra Data to execute confidentiality and non-disclosure agreements. Any such change required under this Section 14.1 shall be effected through the Change Management Procedures, and Symetra shall be responsible for any additional costs or expense resulting from such change to the extent relating to Symetra Laws, provided that ACS use all commercially reasonable efforts to mitigate any such additional costs and expenses (including by spreading the cost thereof in equal portions among all ACS customers affected by the change). No provision of this Agreement, including any In-Scope Service Request, shall have any force or effect if it would cause a violation of any law or regulation, or would require any consent or approval to prevent any such violation.
14.2 ACS Permits, Licenses and Assistance. ACS shall obtain and maintain, and shall cause its Subcontractors to obtain and maintain, at no cost to Symetra, all approvals, permissions, permits, licenses, and other forms of documentation required in order to comply with all foreign or domestic statutes, ordinances, and regulations or other laws that may be or become applicable to performance of Services hereunder. Symetra reserves the right to reasonably request and review all such applications, permits, and licenses prior to the commencement of any Services hereunder. If requested, Symetra shall cooperate with ACS, at ACS’ cost and expense, to obtain any such approvals, permits and licenses. Similarly, and without additional charge or fee, ACS shall provide relevant assistance to Symetra in its attempt to fully comply with any domestic or foreign laws concerning data protection, including any obligation to certify or respond to any data protection authority regarding such matters.
14.3 Hazardous Materials. In providing the Services, ACS shall be responsible for compliance with all Environmental Laws and all other laws, rules, regulations, and requirements regarding Hazardous Materials, health and safety, notices and training. ACS shall not store any Hazardous Materials at any Symetra Site. ACS agrees to take, at its expense, all actions necessary to protect Third Parties including, without limitation, Symetra Personnel, from any exposure to Hazardous Materials generated or utilized in its performance under this Agreement. ACS agrees to report to the appropriate governmental agencies all discharges, releases, and spills of Hazardous Materials that are required to be reported by any Environmental Law and to immediately notify Symetra of same. ACS shall not be liable to Symetra for Symetra’s failure to comply with, or violation of, any Environmental Law.
14.4 HIPAA.
     14.4.1 General. In order to address certain requirements that are now or will become applicable to Symetra and/or one (1) or more of its Affiliates pursuant to regulations issued pursuant to the Health Insurance Portability and Accountability Act of 1996 (as the same may have been and/or may be amended from time-to-time, “HIPAA”), ACS shall comply with the requirements set forth in Attachment K and shall, if and as requested by Symetra, execute with any such Affiliate a separate agreement that contains terms and conditions that are substantially the same as those set forth in Attachment K. Notwithstanding anything contained herein to the contrary, ACS agrees that Attachment K (and any separate agreements that may be entered into by ACS and any Symetra Affiliate) shall be modified appropriately if Symetra determines that such modifications are necessary for Symetra and/or its Affiliates to comply with any and all modifications to HIPAA and/or its implementing regulations.
     14.4.2 Security Requirements. ACS acknowledges that certain Security and Electronic Signature Standards have been issued by the Secretary (as the same may have been and/or may be modified from time-to-time, the “Security Standards”) and that such Security Standards will affect the manner in which ACS provides the Services to Symetra hereunder. Having acknowledged the foregoing, ACS agrees that it will cooperatively work with Symetra and, as part of the Services, take all actions that may be necessary to ensure Symetra’s and/or it Affiliates’ ability to comply with the Security Standards. ACS agrees that this provision shall equally apply with any other security or privacy standards as may be promulgated under domestic or foreign law concerning such matters.
14.5 Personal Information Statutes. ACS acknowledges that Symetra Confidential Information includes personal information pertaining to residents of many different states and that most states (including the state of Washington, at Wash. Rev. Code §19.255.010) have adopted statutes (the “Personal Information Statutes”) aimed at protecting individuals whose personal information is collected and/or maintained by entities such as Symetra. Having acknowledged the foregoing: (a) ACS shall ensure that the system and/or the network complies with the requirements of all applicable Personal Information Statutes (including any similar federal statutes that may be enacted); and (b) in the event of any unauthorized disclosure of or access to personal information, ACS shall:
     (i) promptly report such unauthorized disclosure or access to Symetra;
     (ii) mitigate, to the extent practicable, any harmful effect of such disclosure or access that is known to ACS; and
     (iii) cooperate with Symetra in providing any notices regarding impermissible disclosures caused by such disclosure or access that Symetra deems appropriate. To the extent such unauthorized disclosure or access is attributable to a breach by ACS of its obligations under the Agreement with respect to personal information, ACS shall bear: (A) the costs incurred by ACS to comply with its legal obligations relating to such breach; and (B) in addition to any other damages for which ACS may be liable, the costs incurred by Symetra and/or its Affiliates in complying with its or their legal obligations relating to such breach. Nothing contained herein shall be deemed to release ACS from its indemnification obligations as set forth in Section 15.1.
14.6 Data Protection. The terms of this Section shall be applicable in European Union countries where this Agreement may be performed, and shall be “localized”, as necessary, to address local requirements and considerations.
     (a) General Compliance. ACS shall during the Term comply with all applicable laws, regulations, regulatory requirements and codes of practice in connection with all processing of personal data by ACS pursuant to its obligations under this Agreement, including, without limitation, by complying with all the provisions of the applicable country’s data protection act and its amendments if any (the “Act”) and any regulations or instruments thereunder, and of Directive 95/46/EC of the European Parliament and of the Council on the Protection of Individuals with Regard to the Processing of Personal Data and on the Free Movement of Such Data and any relevant recommendation issued by Article 29 working group and/or the data protection authority in the applicable country (together with the Act, the “Data Protection Laws”), and shall not do, or cause or permit to be done, anything which may cause or otherwise result in a breach by Symetra of the same. ACS will oblige its Personnel to comply with applicable Data Protection Laws and to undertake in writing only to collect, process or use any personal data received from Symetra for purposes of providing the Services and not to make personal data received from Symetra available to any Third Parties.
     (b) Security. ACS warrants and undertakes that, as part of the Services provided to Symetra, it shall take, implement and maintain all such technical and organizational security procedures and measures necessary or appropriate to preserve the security and confidentiality of personal data processed by it and protect such personal data against unauthorized or unlawful disclosure, access or processing, accidental loss, destruction or damage, including any technical and organizational security procedures and measures as may be required or directed by Symetra from time to time. Having regard to the state of the art and the cost of their implementation, ACS shall ensure that such measures will provide a level of security appropriate to the risks represented by the Services to the processing and in consideration of the nature of the data to be protected. In addition, and without limiting the foregoing, ACS agrees, at Symetra’s request, to provide relevant assistance to Symetra to devise appropriate technical and organization measures. By executing this Agreement, Symetra appoints ACS as a data processor of Symetra Data. As a processor of such data, ACS will process Symetra Data as specified in this Agreement. ACS may perform such processing as it reasonably considers necessary or appropriate to perform the Services. Upon expiration or termination of this Agreement and, if necessary, Symetra will give the data protection authority prompt notice of the termination of the appointment of ACS as Symetra’s data processor.
     (c) Trans-border Data Flows. ACS will not transfer any Symetra Data across a country border unless ACS reasonably considers such transfer necessary for ACS’ performance of the Services and obtains Symetra’s prior written consent.
     (d) ACS as a Data Processor. ACS understands and acknowledges that, to the extent that performance of its obligations hereunder involves or necessitates the processing of personal data, it shall act only on instructions and directions from Symetra. ACS shall comply promptly with all such instructions and directions received by ACS from Symetra from time to time. ACS undertakes to keep the Symetra Data confidential and not to disclose personal data to any Third Party in any circumstances other than at Symetra’s specific written request or in compliance with legal obligation. If ACS subcontracts any of its obligations under this Agreement, it shall ensure contractually that the provisions agreed hereunder also apply towards the subcontractor before any Symetra Data is transmitted to the subcontractor. ACS undertakes to monitor its subcontractors’ compliance with such provisions as often as it deems necessary.
     (e) Transfer Outside of the European Union or Outside of a Country Considered as Providing an Adequate Level of Protection Pursuant to Article 25 of the EU Directive 95/46 of 24 October 1995. As part of the Services provided to Symetra under this Agreement, ACS undertakes to transfer Symetra’s personal data to its Affiliates, which may be located in countries considered as not providing an adequate level of protection only if necessary for the performance of the Services. With respect to trans-border data flows mentioned under Section 14.6(c) above, ACS also undertakes to execute, as part of the Services provided to Symetra, any documents, including any data transfer agreement, that may be required for Symetra to comply with the Data Protection Laws.
     (f) Data Subject Right of Access and Rectification. If Symetra is required to provide information to a data subject regarding that individual’s personal data, ACS will reasonably cooperate with Symetra in providing such information to the full extent necessary to comply with Data Protection Laws, and where a request by a data subject is made directly to ACS, it shall as soon as reasonably practicable notify Symetra upon receipt of a request (whether oral or in writing) from such an individual providing sufficient details and information as are required by Symetra to comply with its obligations under the Data Protection Laws. If further to this request the personal data must be rectified, ACS undertakes to amend the personal data as instructed by Symetra.
ARTICLE 15
INDEMNIFICATION
15.1 By ACS.
     15.1.1 Intellectual Property. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay all settlements, judgments, awards, fines, penalties, interest, liabilities, losses, costs, damages and expenses, including attorneys’ fees and disbursements and court costs (collectively, “Losses”), sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of them for actual or alleged infringement of any patent, trademark, copyright or other proprietary right, including misappropriation of trade secrets, arising out of or relating to technology (excluding the Category 6 Software) and/or methods or processes used by ACS to provide the Services (an “Infringement Claim”). If Symetra’s right to use any such technology or enjoy continued use of any method or process is enjoined or appears likely to be enjoined, at its sole cost and expense, ACS shall either procure a license to enable Symetra to continue such use or replace or modify the technology, method or process so that it no longer is subject to any such claim, suit or proceeding while maintaining equivalent or better functionality and performance capabilities in a form acceptable to Symetra.
     15.1.2 Personal Injury, Property and Other Damage. ACS shall indemnify, defend, and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party, ACS employee or Symetra employee against any of the Symetra Indemnitees for actual or alleged bodily injury or death, damage to tangible personal or real property including computer data, data loss or any other damage, notwithstanding the form in which any such action is brought (e.g., contract, tort or otherwise), to the extent such injuries or damages arise directly or indirectly from acts, errors or omissions that constitute negligence, willful misconduct or violations of law, by ACS Personnel.

     15.1.3 Third-Party Contracts. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the Symetra Indemnitees for: (a) actual or alleged breach by ACS of any agreement with any Third Party; and (b) actual or alleged breach by Symetra of any agreement with any Third Party, to the extent the claim, suit or proceeding arises out of, relates to or is a result of ACS’: (i) failure to fulfill its obligations under this Agreement; and/or (ii) breach of any term or condition of this Agreement.
     15.1.4 ACS Employees. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any ACS employee against any of the Symetra Indemnitees based upon any act by ACS Personnel on or after the Original Effective Date (or in connection with services provided by ACS prior to the Original Effective Date) including, without limitation, any claim relating to the non-hire of employees by ACS, claims for wages, benefits, discrimination or harassment of any kind, wrongful termination and/or denial of severance or termination payments upon leaving ACS’ employ. In connection therewith, ACS shall retain for an appropriate length of time in light of applicable statutes of limitation and make available to Symetra upon request any and all employment records relating to any such claim, suit or proceeding.
     15.1.5 Hazardous Material. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the Symetra Indemnitees as a result of: (a) ACS’ failure to comply with any applicable Environmental Laws; or (b) the presence of any Hazardous Material upon, above or beneath ACS’ facilities or locations.
     15.1.6 Information Disclosure. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the Symetra Indemnitees as a result of any failure by ACS Personnel to comply with the obligations set forth in this Agreement relating to Symetra Confidential Information or the protection of the security or privacy of data.
     15.1.7 Security Breaches. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the Symetra Indemnitees as a result of any failure by ACS Personnel to comply with the security obligations set forth in this Agreement relating to protection against fraudulent or other inappropriate or unauthorized use of or access to the systems and/or networks described herein.
     15.1.8 Non-Performance. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the Symetra Indemnitees as a result of ACS’ breach or default of any term of this Agreement.
     15.1.9 Taxes. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the Symetra Indemnitees as a result of ACS’ failure to pay applicable taxes including, without limitation, payroll and other employment-related taxes.
15.2 By Symetra.
     15.2.1 Intellectual Property. Symetra shall indemnify, defend and hold harmless the ACS Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the ACS Indemnitees, arising out of any claim, suit or proceeding brought by any Third Party against any of them for actual or alleged infringement of any patent, trademark, copyright or similar proprietary right, including misappropriation of trade secrets, arising out of or relating to the Category 6 Software. If ACS’ right to use such software is enjoined, Symetra may, in its reasonable discretion and at Symetra’s sole expense, either procure a license to enable ACS to continue use of such software or develop or obtain a non-infringing replacement. Symetra shall have no obligation with respect to any claim or action to the extent it is based solely upon: (a) modification of the software by ACS or any of its Affiliates or Subcontractors; or (b) ACS’ combination, operation or use of such software with other apparatus, data or programs; provided, however, that this sentence and therefore this exception shall not be applicable to any such combination, modification, operation or use required or specified in writing by Symetra.
     15.2.2 Managed and Assigned Contracts. Symetra shall indemnify, defend, and hold harmless the ACS Indemnitees from and against, and shall pay any and all Losses sustained or incurred by the ACS Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the ACS Indemnitees as a result of an actual or alleged breach by Symetra of: (a) any Managed Contract (to the extent not caused by ACS); or (b) any Assigned Contract (to the extent not caused by ACS) occurring prior to the date the Assigned Contract was assigned to ACS.
     15.2.3 Hazardous Materials. Symetra shall indemnify, defend, and hold harmless the ACS Indemnitees from and against, and shall pay any and all Losses sustained or incurred by the ACS Indemnitees upon or relating to any claim, suit or proceeding brought by any Third Party against any of the ACS Indemnitees as a result of: (a) Symetra’s failure to comply in all material respects with any applicable Environmental Laws; or (b) the presence of any Hazardous Material upon, above or beneath Symetra’s facilities or locations, provided such Hazardous Material was not introduced to such facilities or locations by ACS or any of its Subcontractors or released into the environment by ACS or any of its Subcontractors.

15.3 Indemnification Procedures.
     15.3.1 General. If any legal action governed by this Article 15 is commenced against an Indemnified Party, such Indemnified Party shall give written notice thereof to the Indemnifying Party promptly after such legal action is commenced; provided, however, that failure to give prompt notice shall not reduce the Indemnifying Party’s obligations under this Article 15, except to the extent the Indemnifying Party is prejudiced thereby. After such notice, if the Indemnifying Party acknowledges in writing to the Indemnified Party that the right of indemnification under this Agreement applies with respect to such claim, then the Indemnifying Party shall be entitled, if it so elects in a written notice delivered to the Indemnified Party not fewer than ten (10) Business Days prior to the date on which a response to such claim is due, to take control of the defense and investigation of such claim and to employ and engage attorneys of its choice, that are reasonably satisfactory to the Indemnified Party, to handle and defend same, at the Indemnifying Party’s expense. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys, at the Indemnifying Party’s expense, in the investigation, trial, and defense of such claim and any appeal arising therefrom; provided, however, that the Indemnified Party may participate, at its own expense, through its attorneys or otherwise, in such investigation, trial, and defense of such claim and any appeal arising therefrom. If a court of competent jurisdiction later determines, without right of further appeal, that a claim, suit or proceeding for which the Indemnifying Party assumed defense was not eligible for indemnification under this Article 15, within thirty (30) calendar days following such determination, the Indemnified Party shall reimburse the Indemnifying Party in full for all judgments, settlements, costs and expenses (including attorneys’ fees) incurred in connection with such claim, suit or proceeding.
     15.3.2 Settlement of Claims. No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party along with standard settlement terms, specifically including a dismissal of all claims with prejudice as well as a non-admission of liability or other wrongdoing, shall be entered into by the Indemnifying Party without the prior written consent of the Indemnified Party, which consent may be withheld in the Indemnified Party’s sole discretion. In no event shall an adverse judgment be entered against the Indemnified Party as part of a settlement without its express written consent.
     15.3.3 Defense Declined. If the Indemnifying Party declines to assume defense of a claim as provided in this Section: (a) the Indemnified Party may assume such defense and, if such defense is assumed, unless the Parties otherwise agree in writing, the Indemnifying Party thereafter shall be barred from assuming such defense at a later time; and (b) if it is later determined by a court of competent jurisdiction, without right of further appeal, that such claim was eligible for indemnification by the Indemnifying Party under this Article 15, within thirty (30) calendar days following such determination, the Indemnifying Party shall reimburse the Indemnified Party in full for all settlements, judgments, costs and expenses (including attorneys’ fees) incurred by the Indemnified Party in connection with such claim.
     15.3.4 Defense Accepted. Notwithstanding anything contained herein to the contrary, if the Indemnifying Party accepts defense of a claim as provided in this Section, the Indemnified Party shall have the right to engage independent counsel to monitor and participate in the defense of the matter as such counsel or the Indemnified Party deems fit to protect its interests. The Indemnifying Party and its counsel must reasonably cooperate with the Indemnified Party’s counsel to enable such counsel to adequately represent the interests of the Indemnified Party.
ARTICLE 16
INSURANCE
16.1 Required Insurance Coverages. During the Term and for such other periods as may be required herein, at its sole expense, ACS shall provide and maintain insurance consistent with acceptable and prudent business practices including, at a minimum, the types of insurance and the amounts described in Attachment N. The fact that ACS has obtained the insurance required in this Article 16 shall in no manner lessen nor otherwise affect ACS’ other obligations or liabilities set forth in this Agreement including, without limitation, its obligations under Article 15. If ACS retains any Subcontractors, ACS shall require all such Subcontractors to carry appropriate coverages and appropriate policy limits for the scope and type of work to be performed by the applicable Subcontractor.
16.2 General Provisions.
     16.2.1 Evidence of Insurance. On or before the Restatement Date and thereafter promptly following Symetra’s request, ACS shall deliver to Symetra certificates of insurance evidencing the insurance required hereunder, together with appropriate separate endorsements. In addition, ACS promptly shall furnish to Symetra upon request copies of relevant policies for Symetra’s review in connection with a claim or potential claim thereunder.
     16.2.2 Claims-Made Coverage. If any coverage is written on a “claims-made” basis, the certificate of insurance shall clearly so state. In addition to the coverage requirements specified above, ACS will make all commercially reasonable efforts with respect to any such policies to provide that:
     (a) the policy’s retroactive date shall coincide with or precede ACS’ commencement of performance of Services (including subsequent policies purchased as renewals or replacements);
     (b) similar insurance is maintained during the required extended period of coverage following expiration of the Agreement for a minimum of two (2) years;
     (c) if insurance is terminated for any reason, ACS shall purchase a replacement claims-made policy with the same or an earlier retroactive date or shall purchase an extended reporting provision to report claims arising in connection with this Agreement for a minimum of two (2) years following termination or completion of the Services; and
     (d) all claims-made policies shall allow the reporting of circumstances or incidents that might give rise to future claims.

     16.2.3 Notice of Cancellation or Change of Coverage. All certificates of insurance provided by ACS must evidence that the insurance ACS will give Symetra forty-five (45) calendar days’ written notice in advance of any cancellation, lapse, reduction or other adverse change in respect of such insurance.
     16.2.4 Qualifying Insurers. All policies of insurance required hereby shall be issued by companies that have been approved to do business in the State of Washington, unless prior written approval is obtained from Symetra’s risk manager. All providers of insurance shall have an AM Best rating of A-and Financial Size Category VI or better.
     16.2.5 Waiver of Subrogation. All policies of insurance required hereby shall include a waiver of subrogation in favor of Symetra and its Affiliates, a copy of which shall be provided to Symetra upon request. ACS does hereby exercise its waiver of subrogation in favor of Symetra and its Affiliates for any insurance proceeds payable under any policies of insurance required hereby.
ARTICLE 17
PROBLEM RESOLUTION
17.1 Problem Resolution Process.
     17.1.1 Administrative-Level Performance Review. If a Problem arises between the Parties, the Symetra Project Executive and the ACS Project Executive shall meet and attempt to resolve the Problem. Written minutes of such meetings shall be kept. If the Parties are unable to resolve the Problem within ten (10) calendar days after the initial request for a meeting, then the Parties shall seek to resolve the Problem through the IT Outsourcing Committee Performance Review as provided in Section 17.1.2.
     17.1.2 IT Outsourcing Committee Performance Review. Upon receipt of a written Problem referral from the Parties’ representatives as provided in Section 17.1.1, the IT Outsourcing Committee shall meet within five (5) Business Days thereafter in an effort to resolve the Problem. If the IT Outsourcing Committee is unable to resolve the Problem within ten (10) calendar days after the Problem was referred to it or fifteen (15) calendar days have passed since the Problem resolution process was begun, then the IT Outsourcing Committee shall forward the written Problem referral to the Parties’ executives as provided in Section 17.1.3 along with a statement of any actions taken or recommendation made by the respective members of the IT Outsourcing Committee.
     17.1.3 Executive-Level Performance Review. For Problems that are not resolved as described in Section 17.1.2, negotiations shall be conducted by the Chief Information Officer or higher-level officer of Symetra and the Western Region Vice President or higher-level officer of ACS. If such representatives are unable to resolve the Problem within five (5) Business Days after the Parties have commenced negotiations, or fifteen (15) calendar days have passed since the initial request for negotiations at this level, then the Parties shall be entitled to discontinue negotiations, to seek to resolve the Problem through mediation as hereinafter provided or, if the

Parties do not agree to submit the Problem to mediation, to seek any and all rights and remedies that may be available to them as provided in this Agreement.
     17.1.4 Voluntary, Non-Binding Mediation. If executive-level performance review is not successful in resolving the Problem, the Parties may, but shall not be obligated to, mutually agree in writing to submit the Problem to non-binding mediation. Mediation must occur within five (5) Business Days after the Parties agree to submit the Problem to mediation. The Parties mutually shall select an independent mediator experienced in IT systems, and each shall designate a representative(s) to meet with the mediator in good faith in an effort to resolve the Problem. The specific format for the mediation shall be left to the discretion of the mediator and the designated Party representatives and may include the preparation of agreed-upon statements of fact or written statements of position furnished to the other Party.
17.2 Arbitration. At Symetra’s sole and absolute discretion and election, a dispute that arises from or relates to this Agreement may be submitted for resolution to binding arbitration, and if Symetra makes such an election, such dispute shall be decided exclusively by binding arbitration in King County in the State of Washington, U.S.A., under the Commercial Arbitration Rules of the American Arbitration Association (the “Rules”), before a sole arbitrator, who shall be a retired or former judge or attorney with at least twenty (20) years of experience and mutually acceptable to the Parties. Each Party will bear one half of the arbitrator’s fees and other administrative fees of the arbitration; provided, however, that the arbitrator may award recovery of such fees to the party whom the arbitrator reasonably believes is the prevailing party, if the arbitrator reasonably believes that an award of such fees is appropriate. The Parties agree that the arbitrator’s award shall be final, and may be filed with and enforced as a final judgment by any court of competent jurisdiction. The arbitrator shall have no power to: (a) award damages (including any attorney’s fees) in excess of the amount or other than the types allowed by Article 11; or (b) alter any of the provisions of this Agreement. The Parties consent and agree to the jurisdiction of the tribunals mentioned in this Section, and waive any and all objections to such forums, including but not limited to objections based on improper venue or inconvenient forum.
17.3 Continued Performance; No Tolling of Cure Periods. The Parties agree to continue performing their obligations under this Agreement while the Problem is being resolved as provided in this Article 17, unless and until the Problem is resolved or until this Agreement is terminated. The time frame for a Party to cure any breach of the terms of this Agreement shall not be tolled by the pendency of any Problem resolution procedures.
17.4 De Minimis Problems. Notwithstanding anything to the contrary in this Article 17 or elsewhere in this Agreement, if: (a) Symetra requests services, products and/or resources from ACS and the Parties disagree as to whether any such request is within the scope of the Services; and (b) the financial impact on ACS of satisfying such request is less than [***], then the disagreement shall not be deemed a Problem, but absent mutual agreement of the Parties through the IT Outsourcing Committee, shall be deemed resolved in Symetra’s favor. The maximum financial impact on ACS pursuant to this Section shall not exceed [***] in the aggregate during any Contract Year.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

17.5 Equitable Relief. Notwithstanding anything contained in this Agreement to the contrary, the Parties shall be entitled to seek injunctive or other equitable relief whenever the facts or circumstances would permit a Party to seek equitable relief in a court of competent jurisdiction.
ARTICLE 18
USE OF SUBCONTRACTORS
18.1 Approval; Key Subcontractors. Except as hereinafter provided in this Section, ACS shall not perform or provide the Services through Subcontractors, including providers of hardware and software, without the prior written consent of the Symetra Project Executive as to the selection of the Subcontractor, which consent may be withheld by Symetra in its sole discretion. Any such consent, or ACS’ subcontracting to the wholly owned subsidiaries of Affiliated Computer Services, Inc. (which shall not require Symetra’s prior consent) shall be contingent on ACS’ compliance with the terms of Section 7.4.4 (when applicable) and Section 13.2.3 before the Subcontractor (including any wholly owned subsidiary) begins providing any Services to ACS or Symetra. Symetra consents to the Subcontractors identified in Attachment O, provided that ACS complies with the terms of Section 7.4.4 (when applicable) and Section 13.2.3 before the Subcontractor begins providing any Services to ACS or Symetra. ACS shall ensure that each Subcontractor has obtained and maintains all licenses required in connection with the Services for which such Subcontractor is responsible. ACS agrees that it shall continue throughout the Term to retain the Subcontractors identified as “Key Subcontractors” in Attachment O and that such Persons shall continue to provide the Services initially provided, unless ACS has obtained Symetra’s prior written consent to any changes, which consent may be withheld in Symetra’s sole discretion.
18.2 Subcontractor Agreements. ACS will provide to Symetra copies of all agreements between ACS and its Subcontractors related to the performance of this Agreement within thirty (30) calendar days after such contracts are executed by ACS and its Subcontractors. Such subcontracts will contain materially the same terms and conditions as this Agreement, to the extent such terms and conditions are relevant to the Services to be provided by the Subcontractor (including, without limitation, a restriction on the subcontractor’s right to further subcontract its obligations without Symetra’s prior written consent), and shall identify Symetra as a direct and intended third-party beneficiary thereof. ACS represents and warrants that the copies of Subcontractor agreements required to be provided to Symetra hereunder will be true and complete copies thereof.
18.3 Liability and Replacement. In no event shall ACS be relieved of its obligations under this Agreement as a result of its use of any Subcontractors. ACS shall supervise the activities and performance of each Subcontractor and shall be jointly and severally liable with each such Subcontractor for any act or failure to act by such Subcontractor. If Symetra determines that the performance or conduct of any Subcontractor is unsatisfactory, Symetra may notify ACS of its determination in writing, indicating the reasons therefor, in which event ACS promptly shall take all necessary actions to remedy the performance or conduct of such Subcontractor or, subject to the terms of Section 18.1, replace such Subcontractor by another Third Party or by ACS Personnel.

18.4 Direct Agreements. Upon expiration or termination of the Term for any reason, Symetra shall have the right to enter into direct agreements with any Subcontractors. ACS represents, warrants, and covenants to Symetra that its arrangements with such Subcontractors shall not prohibit or restrict such Subcontractors from entering into direct agreements with Symetra.
ARTICLE 19
MISCELLANEOUS
19.1 Defined Terms. Capitalized terms used in this Agreement (including in any Schedules, Attachments, Exhibits, Addenda, Appendices and other documents attached to this Agreement), shall have the meanings ascribed to them in Attachment P. Other capitalized terms used in this Agreement are defined in the context in which they are used and shall have the meanings ascribed to them therein. The terms defined in Attachment P include the plural as well as the singular.
19.2 Third-Party Beneficiaries. The applicable agreements are agreements between the applicable Parties and, except for the Symetra Indemnitees and the ACS Indemnitees, confer no rights upon any of such Parties’ Personnel, or upon any other Person.
19.3 Use of Symetra Name. Except as necessary to deliver the Services in accordance with this Agreement, ACS Personnel shall have no right to use, and ACS Personnel shall not use, the name of Symetra, the name of any Symetra Affiliate and/or the name of any Symetra Personnel, or any logos or trademarks of Symetra or its Affiliates, in any manner without the prior written consent of Symetra, which consent Symetra may withhold in its sole discretion.
19.4 Assignment. Except for: (a) subcontracting permitted under the terms of Article 18; (b) any initial public offering by Symetra; and (c) Symetra’s assignment, transfer or delegation to a Symetra Affiliate, neither Party shall assign, transfer or delegate its duties under this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other Party, which shall not be unreasonably withheld. Any assignment in contravention of this Section (e.g., without the consent of the other Party, where such consent is required) shall be voidable by the non-assigning Party. Without limiting the generality of the foregoing, the phrase “by operation of law” shall include a Change in Control. Subject to all other provisions herein contained, this Agreement shall be binding on the Parties and their successors and permitted assigns. Notwithstanding the foregoing, the assigning party shall remain liable for the performance of the assigned or delegated obligations hereunder.
19.5 Notices. Any written notice, request, consent, approval or other communication required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been given: (a) upon delivery if delivered personally; (b) upon transmission if sent via facsimile (with the original sent by recognized overnight courier); or (c) one (1) business day after deposit with a national overnight courier, in each case addressed to the following addresses/telecopier numbers, or to such other addresses/telecopier numbers as may be specified by a Party upon written notice to the other in accordance with the terms of this Section:

If to Symetra:
Symetra Life Insurance Company
777 108th Avenue NE, Suite 1200
Bellevue, WA 98004-5135
Attention: Chief Information Officer
Fax No.: (425) 256-6080
with a copy to:
Symetra Life Insurance Company
777 108th Avenue NE, Suite 1200
Bellevue, WA 98004-5135
Attention: Legal Counsel
Fax No.: (425) 256-6080
If to ACS:
Affiliated Computer Services, Inc.
12506 Lake Underhill Road
Orlando, FL 32825-5002
Attention: John Lawrick, Managing Director
Fax No.: (407) 306-1959
with a copy to:
Affiliated Computer Services, Inc.
2828 N. Haskell Avenue, Bldg 1, 10th Floor
Dallas, Texas 75204
Attention: Group Counsel
Fax No.: (214) 823-5746
19.6 Amendments; Waivers. This Agreement may be modified only pursuant to a writing executed by Symetra and ACS. ACS expressly agrees that all amendments to this Agreement executed by the Parties after the Restatement Date must be signed by a Vice President or higher-level officer of Symetra in order to be effective. The Parties expressly disclaim the right to claim the enforceability or effectiveness of: (a) any amendments to this Agreement that are not executed by a Vice President or higher-level officer of Symetra; (b) any oral modifications to this Agreement; and (c) any other amendments, based on course of dealing, waiver, reliance, estoppel or other similar legal theory. The Parties expressly disclaim the right to enforce any rule of Washington law that is contrary to the terms of this Section.
19.7 Relationship Between the Parties. Neither Party (nor any employee, subcontractor or agent thereof) shall be deemed or otherwise considered a representative, agent, employee, partner or joint venturer of the other. Further, neither Party (nor any employee, subcontractor or agent thereof) shall have the authority to enter into any agreement, nor to assume any liability, on behalf of the other Party, nor to bind or commit the other Party in any manner, except as expressly provided in this Agreement.
19.8 Access to Personnel and Information. If reasonably required by ACS for the performance of the Services, Symetra shall provide ACS with reasonable access to Symetra’s administrative, technical and other similar Personnel and network management records and information.
19.9 Severability. If any provision of this Agreement is determined to be invalid or unenforceable, that provision shall be deemed stricken and the remainder of this Agreement shall continue in full force and effect insofar as it remains a workable instrument to accomplish the original intent and purposes of the Parties, and, if possible, the Parties shall replace the severed provision with a provision that reflects the intention of the Parties with respect to the severed provision but that will be valid and enforceable.
19.10 Counterparts; Electronic Signatures. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original and both of which together shall constitute but one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxed form or emailed portable document format (PDF) form), and the Parties hereby adopt as original any signatures received via electronically transmitted form.
19.11 Governing Law and Venue. This Agreement shall in all respects be interpreted under, and governed by, the internal laws of the State of Washington, U.S.A., including, without limitation, as to validity, interpretation and effect, without giving effect to its conflicts of laws principles. Except as provided in Section 17.1.4, Section 17.2 and hereafter in this Section, ANY LEGAL ACTION, SUIT OR PROCEEDING BROUGHT BY A PARTY IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE BROUGHT SOLELY AND EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED IN KING COUNTY, STATE OF WASHINGTON, U.S.A., AND EACH PARTY IRREVOCABLY ACCEPTS AND SUBMITS TO THE SOLE AND EXCLUSIVE PERSONAL JURISDICTION OF SUCH COURTS IN PERSONAM, GENERALLY AND UNCONDITIONALLY WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING BROUGHT BY OR AGAINST IT BY THE OTHER PARTY. EXCEPT AS PROVIDED IN SECTION 17.1.4, SECTION 17.2 AND HEREAFTER IN THIS SECTION, NEITHER PARTY SHALL BRING ANY LEGAL ACTION, SUIT OR PROCEEDING IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY OTHER COURT OR IN ANY OTHER JURISDICTION AND SHALL NOT ASSERT ANY CLAIM, WHETHER AS AN ORIGINAL ACTION OR AS A COUNTERCLAIM OR OTHERWISE, AGAINST THE OTHER IN ANY OTHER COURT OR JURISDICTION. Each Party irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any objection that it may now or hereafter have to the venue of any of the aforesaid actions, suits or proceedings in the courts referred to above, and further waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court. As the only exceptions to any of the above, if a Party is entitled to seek injunctive or other equitable relief which is not available in the venue specified in this Section, this Section shall not be deemed to be a bar to the Party seeking such relief if such relief is wholly non-monetary injunctive or other equitable relief.
19.12 Expenses. Each Party shall bear all expenses paid or incurred by it in connection with the planning, negotiation and consummation of this Agreement.
19.13 Import/Export. The computer hardware, software and technical data which are the subject of this Agreement are acknowledged to be subject to any then-applicable United States laws, regulations, orders or other restrictions regarding export of computer hardware, software, technical data or Derivative Works thereof. Neither Party shall, in violation of any applicable laws, regulations, orders or other restrictions, directly or indirectly export (or re-export) any computer hardware, software, technical data or Derivative Works thereof, or permit the shipment of same: (a) into (or to a national or resident of) Cuba, North Korea, Iran, Iraq, Libya, Syria or any other country to which the United States has embargoed goods; or (b) to anyone on the United States Treasury Department’s List of Specially Designated Nationals, List of Specially Designated Terrorists and List of Specially Designated Narcotics Traffickers or the United States Commerce Department’s Denied Parties List; or (c) to any country or destination for which the United States government or a United States governmental agency requires export license or other approvals for export without first having obtained such license or other approval. This obligation shall survive the expiration or early termination of this Agreement.
19.14 Waiver of UCITA. THE PARTIES AGREE THAT THE UNIFORM COMPUTER INFORMATION TRANSACTIONS ACT OR ANY VERSION THEREOF, ADOPTED BY ANY STATE IN ANY FORM (“UCITA”), SHALL NOT APPLY TO THIS AGREEMENT AND, TO THE EXTENT THAT UCITA IS APPLICABLE, THE PARTIES AGREE TO OPT-OUT OF THE APPLICABILITY OF UCITA PURSUANT TO THE OPT-OUT PROVISION(S) CONTAINED THEREIN.
19.15 Benefits of Agreement. All rights and benefits granted hereunder to Symetra may be exercised and enjoyed by any Symetra Affiliate, provided that Symetra shall be and remain responsible for the compliance of the terms and conditions of this Agreement with respect to such Symetra Affiliate and will be such Symetra Affiliate’s agent for all purposes of this Agreement and any claims or actions arising from such Symetra Affiliate shall be pursued solely by Symetra. Further, for purposes of calculating discounts (if any) available under this Agreement that are based on volume, quantity or other measurement factor, the total volume of all Symetra Affiliates shall be counted to determine whether the applicable volume, quantity or other measurement factor has been achieved.
19.16 Entire Agreement. This Agreement and all Schedules, Attachments, Exhibits, Addenda and Appendices hereto are incorporated herein by this reference and are an integral part of the Agreement and shall be read and interpreted together with the Agreement as a single document. This Agreement, consisting of all of the pages of this instrument, together with all Schedules, Attachments, Exhibits, Addenda and Appendices hereto sets forth the entire, final and exclusive agreement between the Parties and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, between the Parties related to the subject matter herein.
~ Signature Page Follows ~

     IN WITNESS WHEREOF, the Parties have executed this Master Services Agreement as of the Restatement Date.

SYMETRA LIFE INSURANCE COMPANY	AFFILIATED COMPUTER SERVICES, INC.

By:	By:

Title:	Title:

Date:	Date:

SCHEDULE 1
RELATIONSHIP MANAGEMENT
[Attached Hereto]
SCHEDULE 1

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
Schedule 1
Relationship Management
for
Symetra Life Insurance Company
August 1, 2009
Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management

1.0 Relationship Management Services and ACS Proposed Staffing	1

1.1 Personnel and Organization Overview	1

1.2 ACS Account Team Organization and Staffing	1

1.2.1 ACS Symetra SBU Organization (Dedicated vs. Leveraged)	1
1.2.2 Key Account Team Management Organization and Roles	2

1.3 Additional ACS Team Roles	6

1.3.1 ACS Business Office Director	6
1.3.2 ACS Service Tower Delivery Managers	7
1.3.3 ACS Contracts Manager	7
1.3.4 ACS Client Sales Executive	8
1.3.5 ACS Finance and Insurance Industry Regulatory Compliance Director	8
1.3.6 Other ACS Key Account Team Management Personnel	9
1.3.7 Other relevant ACS personnel	9
Confidential Information
Page ii

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
1.0	Relationship Management Services and ACS Proposed Staffing
1.1	Personnel and Organization Overview
ACS’ strategic business unit (“SBU”) model, performance-based compensation and corporate client satisfaction directive ensure that every ACS employee understands that ACS’ success depends on its ability to serve and support each client’s needs. In summary, Symetra is guaranteed more focused service from ACS than our peers through these benefits:
♦	Account structure focuses on Symetra with resources that are aligned with Symetra’s objectives.

♦	Compensation is directly tied to Symetra’s satisfaction and ACS’ ability to exceed performance measurements.
A communication strategy is in place to facilitate a structured approach to ongoing communication and navigating through both organizations.
1.2	ACS Account Team Organization and Staffing
1.2.1	ACS Symetra SBU Organization (Dedicated vs . Leveraged)
Figure 1—Symetra Organizational Account
Confidential Information

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
1.2.2	Key Account Team Management Organization and Roles
The ACS Project Executive has significant business knowledge and management experience and a solid understanding of the role IT and Business Process Outsourcing (BPO) plays in achieving short-range and long-range business objectives. ACS Project Executives are responsible for ensuring that everyone at ACS is working to support Symetra’s critical business systems. Ultimately, the ACS Project Executive’s role is to communicate and promote Symetra’s point of view within ACS—to be a Symetra advocate.
The ACS Service Delivery Manager is responsible for receiving, scheduling and delivering on service requests and day-to-day issues. The ACS Service Delivery Manager works directly with Symetra to clarify requests, discuss timing, develop specific project plans (if necessary) and provide project status.
SBU Account Focus
ACS’ SBU management structure puts Symetra at the center of ACS business philosophy. New initiatives are qualified by evaluating the benefits to our clients. The ACS Project Executive, working directly with Symetra, becomes the conduit through which Symetra takes advantage of ACS’ technical resources.
Account Governance and IT Outsourcing Committee
Key to establishing a successful governance board is ensuring that ACS’ proposed governance board structure is appropriately mapped to the structural and functional requirements specified by Symetra. These requirements are defined in the Symetra/ACS governance charter. The descriptions and rights and responsibilities of the Parties related to the IT Outsourcing Committee and its associated boards and teams as set forth in this Schedule shall not diminish the rights and responsibilities of the Parties related to the IT Outsourcing Committee as set forth in Section 1.2 of the Agreement.
Account Governance Board Structure
Co-chairs, one each from Symetra and ACS, will lead the IT Outsourcing Committee, which will comprise four standard teams and one special team. The four standard teams are the governance team, audit team, finance team, and operations team. The four standard teams will meet regularly. The special team is the executive team and will meet at least annually and as needed to provide strategic direction or resolve problems that have been escalated to them by the IT Outsourcing Committee chair(s).
Governance Team Purpose
The governance team will oversee activities associated with the Agreement. This team is responsible for ensuring the overall effectiveness of the Agreement governance processes and communicating to Symetra and ACS stakeholders. The management and resolution of financial and operational issues is the responsibility of the governance team. Contract interpretation is the responsibility of the governance team. The governance team provides direction to the audit, finance and operations teams.
Audit and Risk Management Team Purpose
•	Core members: Symetra Director of IT Risk Management; ACS Finance and Insurance Compliance Director.

•	Meet on a quarterly basis.

•	To coordinate Symetra audit activities for operational, security, and financial audits.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
•	Maintain awareness of regulatory and compliance requirements.

•	Proactively manage ad-hoc and scheduled audit activities.

•	Core membership with ad-hoc members as required.
Finance and Contracts Team Purpose
The finance team assists the governance team with rationalizing the portfolio of Services being provided or which may be added to the Agreement. This team works to ensure that the pricing is competitive and oversees benchmarking activities. This team provides consumption forecasts and acts as the project management office (PMO) for Services. This team oversees the intake processes and new business proposal processes. This team coordinates internal chargeback related activities. This team assists the governance team in fulfilling Agreement oversight responsibilities through participation in daily, weekly, monthly, quarterly, annual and ad hoc review processes. This team is responsible for monitoring compliance with the financial and operational deliverables associated with the Agreement. It ensures that financial statements are accurate and consumption measurement methods and those SLA/SLR measurement methods are consistent with the Agreement.
Operations Team Purpose
The operations team assists the governance team with ensuring that day-to-day operational processes such as problem management, change management, asset management and SLA/SLR management are executed effectively. This team provides the day-to-day oversight of operational processes being delivered via the Agreement.
ACS Project Executive Selection
Without limiting any of its rights in Article 3 of the Agreement, Symetra will be involved in the selection process of the ACS Project Executive to ensure the best fit culturally, technically and strategically. ACS recruits the ACS Project Executive through several channels. Working with Symetra, ACS will determine which approach and characteristics will deliver the best candidate. Some of the methods used include the following:
♦	Recruiting internally within the SBU management team

♦	Leveraging the salesperson’s knowledge gained throughout the sales process to continue delivery of the Services
In addition to these selection methods, ACS will qualify candidates based on established criteria. These criteria include areas such as industry knowledge, technology experience within specific Service Towers and leadership ability applicable to the account size.
Because the ACS Project Executive will become “embedded” in Symetra, this is an important factor in the success of the relationship.
Communication Strategy
An ACS customer service cornerstone is a defined communication strategy between ACS and our clients. At ACS, we would rather over-communicate than make an assumption.
We recommend weekly and monthly service review meetings with different parties as an opportunity to discuss the relationship status at a technical and business level, as depicted in Figure 2.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
Figure 2—SBU Communication Strategy
ACS maintains contractual performance statistics that the ACS Project Executive will review monthly with Symetra management. This information will be presented graphically with a rolling 12-month history to help identify trends. We also provide a client portal where service agreements (including, without limitation, the Agreement) and invoices with supporting detail are maintained.
Without limiting the rights and obligations set forth in the Agreement, including without limitation Section 2.2 of the Agreement, ACS will work to identify areas for improvement and, where a problem exists, establish the root cause and present procedures for prevention. A scorecard is provided quarterly that grades ACS on Service delivery, communication and overall account management.
In addition to these reviews, ACS will use the following methods to provide the responsiveness and flexibility Symetra requires:
♦	Daily interaction between Symetra functional leaders and the ACS Project Executive and the ACS Service Delivery Manager will keep the lines of communication and understanding open.

♦	Regular status meetings will be conducted to review and discuss activities or issues related to the provision of Services.

♦	The Technology Plan and Innovation Proposal will be delivered in accordance with the Agreement.
Key Executive Team Roles
ACS Project Executives are responsible for making sure that everyone at ACS is working with Symetra Personnel to support Symetra’s critical business systems.
     ACS Project Executive’s Roles and Responsibilities
The ACS Project Executive has the primary single point of contact for the Symetra relationship and complete authority and responsibility to deliver all Services to Symetra. Primary responsibilities include:
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
♦	Manages the overall relationship regarding ACS and Symetra on behalf of ACS.

♦	Meets periodically one on one with Symetra’s Chief Information Officer (“CIO”) and Technology/Outsourcing Officer to ensure open dialogue of Symetra’s strategy, business objectives, issue and opportunities related to the relationship and Agreement.

♦	Ensures that ACS fulfills all of its obligations under the Agreement.

♦	Measures Symetra’s overall satisfaction with the Services and deliverables and develops action plans to improve satisfaction each year.

♦	Accountable for the Symetra relationship and establishing meetings for executive-level interactions and relationship development and maintenance.

♦	Works with the Symetra’s governance team to establish, manage, and meet commitments, requirements, and expectations.

♦	Oversees the development and use of mutually agreed upon escalation procedures for major ACS issues.

♦	Works with Symetra executives and business leadership to align the delivery of Services with the strategic needs of Symetra; such activities will be performed only with the approval and in conjunction with Symetra’s CIO.

♦	Informs Symetra about new corporate capabilities and developments within ACS’ organization, and proposing ideas and solutions that will provide ongoing benefit to Symetra.

♦	Responds and ensures the response by ACS’ subject matter experts, to all requests for strategic or relationship-wide questions or requests from Symetra.

♦	Works to resolve escalated issues in accordance with the governance escalation procedures.

♦	Ensures that escalated issues are communicated according to the escalation procedures as described in the governance charter.

♦	Ensures that ACS’ performance requirements as they relate to the Symetra strategic business planning (business and architecture, strategic options, business assessment, business operating plans) requirements are met.

♦	Accepts requests for new scope projects Service Requests from Symetra.

♦	Selects and manages the Subcontractors.

♦	Acts as the ACS central point of contact for new service establishment for Symetra along with the assigned client sales executive.
ACS Service Delivery Manager’s Roles and Responsibilities
The ACS Service Delivery Manager(s) will have the responsibility to be the primary interface with Symetra service delivery team and focus on daily delivery of Services. The role provides an on-site service delivery presence and liaison with Symetra to ensure delivery of the Services within the scope of the Agreement and Service Towers. The ACS Service Delivery Manager will also provide back-up for the ACS Business Office Director. Primary responsibilities include the following:
♦	Works directly for the ACS Project Executive to ensure communications with Symetra on daily delivery of Services.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
♦	Provides clear communication of SLAs/SLRs commitments for the respective Service Towers.

♦	Ensures prompt identification and resolution of Service delivery issues.

♦	Ensures that escalated issues are resolved according to the governance charter escalation procedures.

♦	Communication and management of ACS’ resource requirements with Symetra and the ACS Service Tower Delivery Manager. Provides support to Symetra in accordance with the defined processes, as described in the Service Delivery Reference Manual (SDRM).

♦	Assists in the selection and manages any of the Subcontractors assigned to Symetra.

♦	Manages ACS Service Tower Delivery Manager relationships and communication of Symetra business and objectives.

♦	Manages and coordinate Incident and problem resolution efforts.

♦	Reports daily issues to Symetra and continue to communicate on all necessary follow-up on outstanding Incidents and problems.

♦	Ensures proper ownership of Incidents and problems and coordination of communication to Symetra.

♦	Monitors change requests received from Symetra and provides clarification if necessary.

♦	Tracks the progress of outstanding change requests for Symetra within Service Tower delivery organizations.

♦	Participates in quarterly meetings with Symetra and Service Tower delivery organizations to review technological advancement plans and ACS’ involvement in implementation.

♦	Performs follow-up after meetings to ensure that technologies discussed in the meetings are identified as projects and are implemented.
1.3	Additional ACS Team Roles
1.3.1	ACS Business Office Director
The ACS Business Office Director will have the responsibility to be the primary interface with Symetra regarding the delivery of Service Requests, projects, and SLA/SLR reporting. This role provides an on-site presence and liaison with Symetra for prioritization and completion of requested work, as well as daily oversight for contract and financial issues of behalf of the ACS Project Executive. The Business Office Director will also provide back-up for the ACS Service Delivery Director. Primary responsibilities include the following:
♦	Manages Service Requests and technical issues by working directly with the requestor to clarify requests and discuss timing expectations.

♦	Ensures that escalated issues are resolved according to the governance charter escalation procedures.

♦	Provides communication and management of ACS’ resource requirements with Symetra and the ACS Service Tower Delivery Managers.

♦	Assists in the selection of and manages the Subcontractors assigned to Symetra.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
♦	Manages the monthly SLA and SLR reporting process and communications.

♦	Introduces ACS’ methodology on the account; modifies such methodology to meet Symetra development standards; and ensures that this methodology is implemented on the account.

♦	Participates in a quarterly meeting with Symetra and Service Tower delivery organizations to review technological advancement plans and ACS’ involvement in implementation.

♦	Performs follow-up after meeting to ensure that technologies discussed in the meeting are identified as projects and are implemented.

♦	Identifies changes to Symetra’s processes and procedures that affect Services that are provided by Service Tower delivery organizations

♦	Reviews and update the SDRM used in the Service Tower delivery organization to reflect changes.
1.3.2	ACS Service Tower Delivery Managers
The ACS Service Tower Delivery Manager(s) will have the primary responsibility to deliver the Services associated with each Service Tower within the scope of the Agreement and Service Tower Schedules. Primary responsibilities include the following:
♦	Lead global delivery team of SMEs in the management of Symetra’s environment and requirements as defined by the Agreement.

♦	Demonstrate understanding of Symetra’s processing environment and contractual obligations.

♦	Attend client meetings and governance meetings as required or requested.

♦	Provide staffing with delivery expertise with appropriate level of trained and knowledgeable Personnel both onshore and offshore to support Symetra.

♦	Provide training on ACS tools, processes, and reporting as required by the Agreement.

♦	Provide ownership for Service delivery processes, training, and assurance that Services are delivered in a predictable, reliable manner.

♦	Provide Services in accordance with ACS’ quality assurance function.

♦	Ensure that Services are delivered in such a way to meet Service Level Agreements.

♦	Ensure that Services are delivered in accordance with processes outlined in the SDRM.
1.3.3	ACS Contracts Manager
♦	Monitor compliance with the obligations of the Agreement.

♦	Monitor Agreement deliverable commitments.

♦	Monitor fulfillment of deliverables in accordance with Service Level Agreements.

♦	Manage benchmarking activities with ACS and Symetra.

♦	Develop and assist with negotiations related to all addendums and updates to the Agreement that are made during the Term.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
♦	Assist with interpretation and intent of the Parties in regard to the terms and conditions of the Agreement.
1.3.4	ACS Client Sales Executive
The ACS Client Sales Executive assigned to Symetra will report to the Vice President, Sales, ITO and is responsible for growing and maintaining relationships between Symetra and ACS along with the ACS Project Executive. He/She will be focused on profitable business growth while maintaining and improving customer satisfaction and have a long-term/multi-year perspective on account management. Primary responsibilities include the following:
♦	Grow and maintain relationships with Symetra

♦	Identify opportunities for new business. Sell a broad range of services within client accounts.

♦	Engage product marketing and solutions expertise to refine Service offerings.

♦	Cross-sell and collaborate on multi-Service Tower opportunities

♦	Demonstrate advanced knowledge of IT Sales and relationship management processes. Client Sales Executive will maintain detailed knowledge of ACS services, solutions and offerings certainly within ITO but also basic understanding of ACS BPO solutions and will help guide the client in major application and business decisions.
1.3.5	ACS Finance and Insurance Industry Regulatory Compliance Director
The ACS Finance and Insurance Industry Regulatory Compliance Director (the “compliance director”) is responsible for the delivery of Services in relation to Symetra’s regulatory compliance requirements. The compliance director is a leveraged resource within the Finance and Insurance industry accounts. Primary responsibilities include the following:
♦	Manage and track progress for ACS items within the Symetra compliance program. Coordinate with corporate IT, cross-functional groups, and functional areas within Symetra that are responsible for implementing regulatory compliance.

♦	Oversight for compliance auditing and operations, ensuring operational compliance with industry and accounting standards and relevant requirements as they pertain to the finance and insurance industry.

♦	Participate in quarterly meetings with Symetra and regulatory compliance organizations to review any changes and the impacts in IT infrastructure support.

♦	Participate in follow -up after meetings to ensure that regulatory compliance issues have been identified as projects and are implemented

♦	Ensure overall delivery of Services to Symetra is done in a regulatory compliant manner.

♦	Ensure that ACS Finance and Insurance Compliance Program plans are coordinated with and supportive of other ACS activities relating to data center management and IT Outsourcing.

♦	Provide leadership and input for ACS responses to Symetra’s examinations and audits by external parties
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
♦	Participate in Symetra’s requested meetings to review compliance, quality and regulatory issues.
1.3.6	Other ACS Key Account Team Management Personnel
ACS Senior Project Manager—Transition Management Office
ACS senior project manager(s) will manage the planning, execution, and close phases for all assigned projects. They will also work with ACS IT and BPO management to obtain the required ACS IT and BPO staffing for assigned projects. Managing and maintaining the program portal for assigned projects is a key responsibility. The ACS senior project manager will ensure assigned projects are executed on time, with a high degree of quality, and according to the approved approach.
ACS Project Manager—Project Management Office
ACS project manager(s) will manage the planning, execution, and close phases for all assigned projects. They will also work with ACS IT and BPO management to obtain the required ACS IT and BPO staffing for assigned projects. Managing and maintaining the program portal for assigned projects is a key responsibility. The ACS project manager will ensure assigned projects are executed on time, with a high degree of quality, and according to the approved approach.
1.3.7	Other relevant ACS personnel
ACS Quality and Compliance Manager
This individual is responsible for establishing and maintaining ACS quality management programs with respect to Symetra. The ACS quality and compliance manager oversees collection and analysis of quality metrics and reports such statistics. Additionally, the ACS quality and compliance manager oversees compliance auditing and operations, ensuring operational compliance with industry and accounting standards and relevant legal requirements.
Confidential Information

SCHEDULE 2
SERVICE TOWER SERVICES
[See Attached Schedules]
SCHEDULE 2

SCHEDULE 2A
CROSS-FUNCTIONAL SERVICES SOW
[Attached Hereto]
SCHEDULE 2A

Symetra Life Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Schedule 2A
Cross-Functional Services SOW
for
Symetra Life Insurance Company (Symetra)
AUGUST 1, 2009

Confidential Information

Page i

Symetra Life Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

1.0 Cross-Functional Services Overview and Objectives	1

1.1 Services Overview	1

1.2 Service Objectives	1

2.0 Service Environment	1

2.1 Cross-Functional Services Tools	1

3.0 Cross-Functional Services Requirements	2

3.1 Service Descriptions and Roles and Responsibilities	2

3.2 Exclusions	29

4.0 Service Management	29

4.1 Objectives	29

4.2 Service Level Agreements (SLAs)	29

4.3 Reports	36

5.0 Referenced Schedule Appendices and Agreement Schedules	37

5.1 Referenced Cross-Functional Schedule Appendices	37

5.2 Referenced Agreement Schedules	37
List of Tables

Table 1. General Roles and Responsibilities	2
Table 2. Planning and Analysis Roles and Responsibilities	3
Table 3. Requirements Definition Roles and Responsibilities	4
Table 4. Design Specifications Roles and Responsibilities	5
Table 5. Acquisition and Asset Management Roles and Responsibilities	6
Table 6. Engineering Design and Development Roles and Responsibilities	8
Table 7. Integration and Testing Roles and Responsibilities	8
Table 8. Implementation and Migration Roles and Responsibilities	9
Table 9. Operations and Administration Roles and Responsibilities	10
Table 10. Account Administration Services Roles and Responsibilities	12
Table 11. Incident & Problem Management	13
Table 12. Maintenance Roles and Responsibilities	14

Confidential Information

Page i

Symetra Life Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Table 13. Configuration Management Roles and Responsibilities	15
Table 14. Change and Release Management Roles and Responsibilities	17
Table 15. Capacity Management Roles and Responsibilities	18
Table 16. Performance Management Roles and Responsibilities	19
Table 17. Service Level Monitoring and Reporting Responsibilities	20
Table 18. Account Management Roles and Responsibilities	20
Table 19. Root Cause Analysis Roles and Responsibilities	21
Table 20. Training and Knowledge Transfer Roles and Responsibilities	22
Table 21. Documentation Roles and Responsibilities	23
Table 22. Technology Refreshment and Replenishment Roles and Responsibilities	24
Table 23. General Computing Controls Roles and Responsibilities	25
Table 24. Security Roles and Responsibilities	25
Table 25. Service Continuity and Disaster Recovery Roles and Responsibilities	27
Table 26. Environmental and Facilities Support	28
Table 27. Financial/Chargeback Services	29
Table 28. Incident Resolution SLAs	30
Table 29. Backup Schedule SLAs	31
Table 30. Restoration SLAs	31
Table 31. Service Request Response SLAs	32
Table 32. System Software Refresh and Updates SLA	33
Table 33. System/Security Administration SLAs	34
Table 34. Account Administration SLAs	34
Table 35. Asset Tracking SLA	35
Table 36. Service Continuity and Disaster Recovery SLAs	36
Table 37. End-User Customer Satisfaction SLA	36

Confidential Information

Page ii

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

1.0 Cross-Functional Services Overview and Objectives
1.1 Services Overview
Cross-Functional Services include a number of common life cycle support and management services that ACS will provide across all Service Towers. Services, activities and roles and responsibilities described in this Schedule 2A are considered within the scope of each Service Tower. In addition, the Services described in this Schedule 2A shall be included within the Services Tower charges specified in Schedule 3 — Fees.
Cross-Functional SOW

Data	Distributed	Data	Voice	Help Desk	Output	Content
Center	Computing	Network	Comm.	Services	Processing	Management
Services	Services	Services	Services	SOW	Services	Services
SOW	SOW	SOW	SOW		SOW	SOW
Figure 1: Service Towers with Cross-Functional View

1.2 Service Objectives
The following are the key high-level Services objectives Symetra expects to achieve through this Schedule 2A:
▪	Ensure that critical life cycle and service management functions are included in all Service Tower SOWs

▪	Receive technology services that consider an end-to-end enterprise view across all Service Towers

▪	Improve efficiency and effectiveness by early identification and addressing of root causes of technical problems for early resolution before they become negative trends

▪	Achieve the SLRs/SLAs specified in Section 4 of this Schedule 2A
2.0 Service Environment
The service environment section in each Service Tower Schedule describes the computing environment to be supported/complied with. The service environment includes such things as hardware and software, facilities and locations, personnel, policies and procedures, licenses and agreements, work-in-progress and future initiatives. As such, this Schedule 2A shall apply to the service environments as specified in each Service Tower. The service environments for each Service Tower will be documented in Schedule appendices and are to be maintained by ACS and made available to Symetra quarterly.
2.1 Cross-Functional Services Tools
Appendix A.1 — Cross-Functional Services Tools — ACS provided Cross-Functional Services tools, associated functionality and capabilities, standard reports and the Service Tower environments supported by each tool.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

3.0 Cross-Functional Services Requirements
ACS must provide the cross-functional Services defined in Section 3.1 of this Schedule for the following Service Towers:
▪	Schedule 2B — Data Center Services Schedule

▪	Schedule 2C — Distributed Computing Services Schedule

▪	Schedule 2D — Data Network Services Schedule

▪	Schedule 2E — Voice Communication Services Schedule

▪	Schedule 2F — Help Desk Services Schedule

▪	Schedule 2G — Output Processing Services Schedule

▪	Schedule 2H — Content Management Services Schedule
3.1 Service Descriptions and Roles and Responsibilities
The following tables identify each Party’s roles and responsibilities associated with this Schedule 2A. An “X” is placed in the column under the Party that is responsible for performing the applicable task. As part of the Services, ACS shall perform all of the roles and responsibilities that are ACS obligations, as denoted by an “X” in the ACS column set forth in this Schedule 2A.
3.1.1 General Responsibilities
The following table identifies each Party’s general roles and responsibilities associated with this Schedule 2A.
Table 1. General Roles and Responsibilities

General Roles and Responsibilities		ACS	Symetra
1.	Recommend Services solutions (e.g., shared/dedicated environments, tiered services, Third Party cloud computing services, supporting infrastructure and procedures) for all Service Towers to meet Symetra data center requirements	X

2.	Approve Services solutions		X

3.	Provide Services that support Symetra business needs and End-User requirements	X

4.	Comply with Symetra policies and standards and industry regulations applicable to Symetra for information, information systems, personnel, physical and technical security	X

5.	Conform to changes in laws, regulations and policies. Major changes shall be proposed on a project-by-project effort basis to alter the environment to conform to the new requirements	X

6.	Report performance against SLRs	X

7.	Coordinate all changes to the IT infrastructure that may affect the service levels of any other Service Tower’s SLAs	X

8.	Provide timely creation, updating, maintenance and provision of all appropriate project plans, project time and cost estimates, technical specifications, management documentation and management reporting in a form/format that is acceptable to Symetra for all Service Tower projects and major Service activities	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

General Roles and Responsibilities		ACS	Symetra
9.	Interface, manage and coordinate with ACS Subcontractors and other Third Parties (e.g., network circuit provider, software vendors, operational partners) in order to meet Services requirements and SLRs	X

10.	Implement adaptive device services and equipment purchased by Symetra as required by laws affecting the support of the disabled	X
3.1.2 Planning and Analysis
Planning and analysis Services are the research of new technical trends, products and services, such as hardware components, system software, and networks that offer opportunities to improve the efficiency and effectiveness of the Service Towers. Planning Services can also help support competitive business advantage and mitigate risks by reducing defects and improving the quality of services.
The following table identifies each Party’s planning and analysis roles and responsibilities.
Table 2. Planning and Analysis Roles and Responsibilities

Planning and Analysis Roles and Responsibilities		ACS	Symetra
2.	Define Services, standards and timeframes for planning and analysis activities		X

3.	Participate in defining Services, standards and timeframes for planning and analysis activities	X

4.	Review and approve Services standards and timelines for planning and analysis activities		X

5.	Define Symetra requirements at the enterprise level for all Service Towers (e.g. business, technology strategy, functional, availability, capacity, performance, backup and business continuity service)		X

6.	Provide documentation outlining Symetra business strategy and operating objectives in support of planning and analysis activities.		X

7.	Perform infrastructure solution, configuration, technical and service planning and analysis based on Symetra requirements (e.g. availability, capacity, performance, investment threshold, backup and business continuity service)	X

8.	Provide infrastructure planning, analysis, installation and upgrade recommendations for new applications, infrastructure and services	X

9.	Approve infrastructure planning, analysis, installation and upgrade recommendations for new applications, infrastructure and services		X

10.	Provide management reports required for planning and analysis activities (e.g. utilization and capacity trend reports)	X

11.	Recommend data backup and retention policies for all Service Towers	X

12.	Define and approve Symetra data backup and retention policies and requirements for all Service Towers		X

13.	Continuously monitor technical trends through independent research; document and provide semi-annual Technology Plan” in accordance with Section 2.5.3 of the Agreement on products and services with potential use for Symetra as it aligns with Symetra’s business and technology strategies	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Planning and Analysis Roles and Responsibilities		ACS	Symetra
14.	Perform feasibility studies for the implementation of new technologies that best meet Symetra business needs and meet cost, performance and quality objectives	X

15.	Define enterprise-level project management policies, procedures and requirements (e.g. project feasibility analysis, cost benefit analysis, scheduling, costing, resource planning, communication planning, procurement, risk management and quality management)		X

16.	Perform project management function	X

17.	Perform project management oversight and liaison function to the business and customers		X

18.	Conduct semi-annual technical and business planning sessions to establish standards, architecture and project initiatives per the planning and analysis policies and procedures		X

19.	Participate in semi-annual technical and business planning sessions to establish standards, architecture and project initiatives to be used in the development of the Technology Plan; attendees will include those referenced in Schedule 1 of the Agreement and other technical subject matter experts	X

20.	Conduct regular planning for Equipment Refresh and Software Enhancements	X

21.	Participate in regular planning for Equipment Refresh and Software Enhancements		X

22.	Provide to Symetra written semi-annual technical reviews, Technology Plan, and provide recommendations for improvements to the infrastructure that increase efficiency and effectiveness per the planning and analysis policies and procedures	X
3.1.3 Requirements Definition
Requirements definition Services are the activities associated with the assessment and definition of functional, performance, business continuity, and security requirements that also comply with regulatory and Symetra policies. These requirements drive the technical design for the environment.
The following table identifies each Party’s requirements definition roles and responsibilities.
Table 3. Requirements Definition Roles and Responsibilities

Requirements Definition Roles and Responsibilities		ACS	Symetra
1.	Define requirements and standards	X

2.	Participate in defining requirements and standards		X

3.	Conduct interviews, group workshops, and surveys to determine user functionality, performance, availability, maintainability and business continuity requirements.	X

4.	Participate in appropriate requirements gathering activities		X

5.	Provide ACS with written information in sufficient detail pertaining to the requirements definition to enable ACS to create the appropriate requirements documentation (e.g., business requirements documentation)		X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Requirements Definition Roles and Responsibilities		ACS	Symetra
6.	Document all requirements in mutually agreed formats (e.g., system specifications, data models, network design schematics)	X

7.	Ensure requirements meet Symetra-defined security policies and operational requirements	X

8.	Approve all requirements documents		X

9.	Define system and network acceptance test criteria	X

10.	Participate in defining system and network acceptance test criteria		X

11.	Review and approve all system and network acceptance test criteria		X
3.1.4 Design Specifications
Design specification Services are the activities and deliverables that translate user and information system requirements into detailed technical specifications.
The following table identifies each Party’s design specifications roles and responsibilities.
Table 4. Design Specifications Roles and Responsibilities

Design Specification Roles and Responsibilities		ACS	Symetra
1.	Develop and document technical design plans and environment configuration based on Symetra standards, architecture, functional, performance, availability, maintainability, security and business continuity requirements.	X

2.	Determine required system and network upgrade, replacement and/or conversion requirements (e.g., hardware, software, networks)	X

3.	Review and approve design plans through coordination with the appropriate Symetra technology standards group and design architects		X

4.	Conduct site surveys for design efforts as required	X

5.	Provide ACS with written information in sufficient detail pertaining to the design specifications to enable ACS to create the appropriate design documents		X

6.	Document and deliver design specifications	X

7.	Review and approve design specifications		X
3.1.5 Acquisition and Asset Management
Acquisition and asset management Services are the activities associated with the pricing, evaluation (technical and costing), selection, acquisition, asset management, and ongoing management of new and upgraded system and network components (e.g., hardware, software, circuits). Financial and operational responsibility for all such items is addressed in Section 2.5 of the Agreement. Symetra reserves the right to negotiate contracts for Symetra-purchased/leased components. Symetra is responsible for the acquisition of Symetra Equipment and Symetra Software, unless otherwise agreed to by the parties.
The following table identifies each Party’s acquisition and asset management roles and responsibilities.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Table 5. Acquisition and Asset Management Roles and Responsibilities

Acquisition and Asset Management Roles and Responsibilities		ACS	Symetra
1.	Manage life cycle of Service Tower hardware and software assets (e.g., requisition, ordering, inventory, installation, End-User assignment, preventative maintenance, disposal) in accordance with Symetra policies and procedures	X

2.	Establish acquisition and tracking policies and procedures for Symetra-owned/leased/licensed assets		X

3.	Establish acquisition and tracking policies and procedures for ACS-owned/leased/licensed assets	X

4.	Review and verify acquisition and tracking policies and procedures for ACS-owned/leased/licensed assets to ensure alignment with Symetra requirements		X

5.	Remediate discrepancies regarding acquisition tracking policy and procedures for ACS-owned/leased/licensed assets identified during Symetra review and verification	X

6.	Develop and maintain list of ACS-preferred suppliers/vendors	X

7.	Develop and issue acquisition bid requests as required and approved by Symetra	X

8.	Establish audit procedures to ensure compliance with best practices		X

9.	Assist in periodic audits of procurement procedures	X

10.	Evaluate proposals against clearly defined objective criteria	X

11.	Provide Symetra with proposals for proposed acquisitions (including pricing) according to Symetra-provided requirements	X

12.	Negotiate contracts for ACS-purchased/leased/licensed Service-related components	X

13.	Review and approve proposals based on Symetra policies (e.g., type and value of procurements)		X

14.	Manage the ordering, procurement and delivery processes in compliance with Symetra procurement and acceptance processes	X

15.	Manage and track ACS purchase orders and service orders	X

16.	Coordinate delivery and installation of new products and services, as required	X

17.	Ensure that new equipment/hardware complies with established Symetra standards and architectures	X

18.	Review and approve selection of hardware to be installed in Symetra facilities and software to be installed on Symetra hardware		X

19.	Review and approve acquisition acceptance process		X

20.	Adhere to Symetra acquisition acceptance process	X

21.	Track (e.g., input, maintain, update, report) ACS and Symetra equipment/hardware, circuits and software licenses installed in the Symetra environment	X

22.	Review and provide comments regarding tracking methodology		X

23.	Manage and maintain ACS Software licenses information through Software license life cycle	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Acquisition and Asset Management Roles and Responsibilities		ACS	Symetra
24.	Install and configure assets used in performance of Services	X

25.	Establish, update, and maintain an asset inventory database and system and network configuration charts (e.g., location, asset ID, serial number) and ensure service contracts are in force as needed to meet SLRs	X

26.	Update asset records related to all change activities (e.g., desktop, IMAC Break/Fix, enterprise reorganization and change management)	X

27.	Track and advise Symetra of expiration and renewal requirements for device/software licenses at least 90 days prior to any such expiration	X

28.	Provide timely and regular recommendations to purchase additional license capacity, recommending alternatives, or curtailing usage where necessary and appropriate, to restore, or continue to maintain, license compliance to align with Symetra’s annual budget planning cycle	X

29.	Hold periodic reviews and ensure review is conducted 90 days prior to expiration of all Software license and maintenance agreements	X

30.	Provide Symetra with reports and recommendations to use in making Software acquisition and discontinuance decisions	X

31.	Administer and manage warranty and maintenance contracts for assets used in performance of Services	X

32.	Manage and perform license audits, reconcile the number of licenses to the number of installs, identify and report license compliance issues on at least an annual basis, and/or in accordance with vendor software license requirements	X

33.	Review Symetra license compliance issues		X

34.	Provide asset inventory and services reports	X

35.	Provide read only access for Symetra into the asset database	X

36.	Periodic review/audit asset inventory management procedures		X

37.	Provide equipment and software asset tracking/management per Symetra standard policies and procedures	X

38.	Provide ACS with Symetra standard equipment disposition policies and procedures		X

39.	Provide equipment disposition services in accordance with Section 13.1.5 of the Agreement and in accordance with Symetra standard policies and procedures	X

40.	Terminate, dispose of, and relocate assets as needed/specified and provide disposition reports as needed	X
3.1.6 Engineering Design and Development
Engineering design and development Services are the activities associated with the engineering and development of the technical infrastructure, tools and utilities that enhance the Service Towers.
The following table identifies each Party’s engineering design and development roles and responsibilities.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Table 6. Engineering Design and Development Roles and Responsibilities

Engineering Design and Development Roles and Responsibilities		ACS	Symetra
1.	Establish engineering design and development policies and procedures as it relates to engineering design	X

2.	Participate in developing and review engineering design and development policies and procedures, as appropriate		X

3.	Develop engineering design and development plans where there is an impact on Symetra entities/facilities and/or other Third-Party agreements.	X

4.	Approve engineering design and development plans where there is an impact on Symetra entities/facilities and/or other Third-Party agreements		X

5.	Perform engineering functions required to implement and manage Service Tower Services on ACS owned/leased facilities for additional or new products and services	X

6.	Perform engineering functions required to implement and manage Service Tower Services on Symetra owned/leased facilities for additional or new products and services	X

7.	Manage engineering design and development efforts using formal project management tools and methodologies	X

8.	Review and approve engineering design and development plans and procedures where there is an impact on other Symetra entities/facilities/Third-Party agreements		X
3.1.7 Integration and Testing
Integration and testing Services are the activities that ensure that all individual Symetra infrastructure components, including but not limited to hardware and software, configured with, or added to, the infrastructure work together cohesively to achieve the intended results.
The following table identifies each Party’s integration and testing roles and responsibilities.
Table 7. Integration and Testing Roles and Responsibilities

Integration and Testing Roles and Responsibilities		ACS	Symetra
1.	Develop integration and testing policies and procedures	X

2.	Review and approve integration and testing policies and procedures and deliverables		X

3.	Manage integration test environment	X

4.	Maintain software release matrices across development, quality assurance, and production environments and networks	X

5.	Validate and approve the software release matrix		X

6.	Conduct integration and security testing for all new and upgraded equipment, networks, software or services to include unit, system, integration and regression testing	X

7.	Evaluate all new and upgraded equipment, networks, software or services for compliance with Symetra security policies, regulations and procedures	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Integration and Testing Roles and Responsibilities		ACS	Symetra
8.	Assess and provide Symetra with written communications regarding the overall impact and potential risk to systems and networks prior to implementing changes	X

9.	Define user Acceptance Criteria test requirements		X

10.	Prepare test plans for any proposed changes to Service Tower components	X

11.	Review and approve test plans for any proposed changes to Service area components/configurations		X

12.	Stage new and upgraded equipment, software or services to smoothly transition into existing environment	X

13.	Perform modifications and performance-enhancement adjustments to Symetra system software and utilities as a result of changes to architectural standards	X

14.	Test new releases of supported hardware and software to ensure conformance with Symetra SLRs/SLAs	X

15.	Provide, manage and maintain middleware	X

16.	Provide integration of application software		X

17.	Perform configuration management and change management activities	X
3.1.8 Implementation and Migration
Implementation and migration Services are the activities associated with the installation of new and upgraded Services, hardware, Software and network components.
The following table identifies each Party’s implementation and migration roles and responsibilities.
Table 8. Implementation and Migration Roles and Responsibilities

Implementation and Migration Roles and Responsibilities		ACS	Symetra
1.	Define system and network implementation and migration policies and procedures	X

2.	Review and approve system and network implementation and migration policies and procedures		X

3.	Notify Symetra of ACS equipment migration and redeployment plans	X

4.	Notify ACS of Symetra equipment migration and redeployment plans		X

5.	Coordinate and review all implementation and migration plans and schedules with Symetra in accordance with Change Management Procedures	X

6.	Approve implementation and migration plans and schedules		X

7.	Conduct pre-installation site surveys, as required	X

8.	Install enhancements to technical architecture or services provided	X

9.	Install new or enhanced Service Tower components (e.g. hardware, software, middleware, utilities, networks, peripherals, configurations)	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Implementation and Migration Roles and Responsibilities		ACS	Symetra
10.	Perform Service Tower component upgrades as a result of new and enhanced applications and architectures (e.g. hardware, software, middleware, utilities, networks, peripherals, configurations)	X

11.	Install physical infrastructure as required (e.g., wiring, cable plant, and cooling etc.)	X

12.	Coordinate implementation and migration support activities with Symetra Personnel and ACS help desk Personnel	X

13.	Perform data migration, excluding conversion, by electronic or manual methods as a result of implementation or migration (e.g., databases, network system management repositories, address tables, management information bases (MIBs))	X

14.	Perform appropriate tests on all IMACs	X

15.	Conduct and document user acceptance tests plans and results	X

16.	Approve user Acceptance Criteria plans and results		X

17.	Provide Symetra technical staff and End-Users with training related to the implementation of new products and services on request	X
3.1.9 Operations and Administration
Operations and administration Services are the activities associated with providing a stable IT infrastructure, which include effectively and efficiently performing procedures to ensure Services are delivered in accordance with the SLRs.
The following table identifies each Party’s operations and administration roles and responsibilities.
Table 9. Operations and Administration Roles and Responsibilities

Operations and Administration Roles and Responsibilities		ACS	Symetra
1.	Provide operations requirements and policies, including schedules for the operation of Symetra systems and networks		X

2.	Develop operations procedures that meet requirements and adhere to defined policies	X

3.	Define and develop operational documentation requirements (run books, contact lists, operations scripts etc.)	X

4.	Approve operations policies and procedures, documentation and reporting		X

5.	Identify enterprise system management tools to monitor the IT infrastructure and Symetra applications	X

6.	Coordinate with Symetra to deploy enterprise system and network management tools to monitor the IT infrastructure and Symetra applications	X

7.	Install and configure enterprise system and network management tools in such a fashion that problems, issues and events are proactively identified, reported and resolved according to prescribed SLRs	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Operations and Administration Roles and Responsibilities		ACS	Symetra
8.	Perform event management monitoring of services to detect abnormal conditions or alarms, log abnormal conditions, analyze the condition and take corrective action	X

9.	Manage hardware, software, peripherals, services and spare parts to meet SLRs, minimize down time and minimize Symetra resource requirements	X

10.	Interface with help desk and Symetra for Incident and problem management activities	X

11.	Provide Level 2 and Level 3 support as required	X

12.	Manage and coordinate Subcontractors and Third Parties in order to meet Services and SLRs	X

13.	Develop and provide operational reports (daily, weekly, monthly) that provide status of operational activities, production issues, and key operational metrics	X

14.	Review and approve operational reports		X

15.	Manage backup media inventory (tape, disk, optical and other media type) including the ordering and distribution of media	X

16.	Perform system and network backups and associated rotation of media	X

17.	Archive data media at a secure offsite location	X

18.	Ensure ongoing capability to recover archived data from media as specified (backwards compatibility of newer backup equipment)	X

19.	Test backup media to ensure incremental and full recovery of data is possible and ensure system and network integrity as required or requested by Symetra	X

20.	Recover files, file system or other data required from backup media as required or requested by Symetra	X

21.	Provide recovery and backup requirements and updates as they change		X

22.	Conduct disaster recovery testing per policies and procedures	X

23.	Audit operations and administration polices for compliance with Symetra security policies		X

24.	For ACS-owned leased or licensed assets, provide a copy of, or access to, then-current vendor-supplied documentation	X

25.	For Symetra-owned, leased, or licensed assets, provide a copy of, or access to, then-current or future vendor-supplied documentation		X

23.	Provide data and records retention, archiving and destruction in accordance with Symetra policies	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

3.1.10 Account Administration
Account administration Services are the Services and activities associated with managing and coordinating End-User accounts (e.g., account/ID/password activation, termination, changes, and expiration). ACS will provide comprehensive user ID administration support while enforcing Symetra application and system access requirements for all Service Tower components where user access IDs and passwords are required.
The following table identifies each Party’s account administration roles and responsibilities.
Table 10. Account Administration Services Roles and Responsibilities

Account Administration Services Roles and Responsibilities		ACS	Symetra
1.	Develop, document and maintain account administration Services processes and procedures for activation, changes and terminations (e.g. password/account setup and password reset, remote access connectivity, e-mail accounts, End-User IDs) that meet Symetra requirements and adhere to Symetra policies	X

2.	Review and provide additional procedures as required and approve account administration Services procedures		X

3.	Conduct account administration Services (e.g., account activation, termination, changes, expiration) in accordance with Symetra policies	X

4.	Manage and maintain a secure environment through appropriate control of End-User accounts and access privileges	X

5.	Add, change, delete, or revoke user IDs that access system software (e.g., operating systems or subsystems) using access control software as per Symetra-established security standards	X

6.	Add, change, delete, or revoke user IDs that access applications controlled by Symetra, per the Symetra-established security standards		X

7.	Add, change, delete, or revoke user IDs that access applications that are controlled by ACS, per the Symetra-established security standards	X

8.	Establish End-User ID administrative security procedures and practices to ensure that all End-User IDs are authenticated (for example, encryption, minimal level, password) for operating systems and databases (excludes applications)	X

9.	Review group membership and system level user IDs in accordance with Symetra-established security guidelines	X

10.	Review and remove End-User and Symetra End-User access rights when the End-User is no longer employed or job responsibilities change including operating system and subsystem access per Symetra-established guidelines; notify Symetra of all such changes in accordance with Symetra-established security guidelines	X

11.	Review and revalidate system user IDs in accordance with Symetra-established security standards	X

12.	Remove application user IDs per Symetra direction	X

13.	Perform password resets for End-Users per the Symetra-established security guidelines	X

14.	Provide a process to change system default passwords where capability exists	X

15.	Encrypt passwords per Symetra-established security standards	X

16.	Provide remote access administration (e.g., VPN access)	X

17.	Provide audit trail for all End-User ID activities for Symetra Systems (e.g., create, track, and delete IDs)	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Account Administration Services Roles and Responsibilities		ACS	Symetra
18.	Manage and maintain system accounts	X
3.1.11 Incident and Problem Management
Incident and problem management Services include the activities associated with restoring normal service operation as quickly as possible and minimizing the adverse impact on business operations, thus ensuring that the best possible levels of service quality and availability are maintained.
Problem management also includes minimizing the adverse impact of Incidents and problems on the business that are caused by errors in the IT infrastructure, and to prevent the recurrence of Incidents related to those errors. In order to achieve this goal, problem management seeks to review Incidents, get to the root cause of Incidents and then initiate actions to improve or correct the situation.
The following table identifies each Party’s Incident and problem management roles and responsibilities.
Table 11. Incident & Problem Management

Incident and Problem Management Roles and Responsibilities		ACS	Symetra
1.	Define Incident and problem management policies and procedures	X

2.	Approve Incident and problem management policies and procedures		X

3.	Establish operations and service management quality assurance and control programs	X

4.	Approve operations and service management quality assurance and control programs		X

5.	Perform quality assurance and quality control programs	X

6.	Coordinate user support activities with the help desk	X

7.	Establish Incident/problem classification by Priority Level		X

8.	Provide Level 2 and Level 3 support as required to resolve Incidents and problems	X

9.	Establish Incident/problem workflow, escalation, communication and reporting processes that help to achieve the SLRs	X

10.	Review and approve Incident/problem classification, prioritization and workflow, communication, escalation and reporting processes		X

11.	Provide, configure, and operate Incident and problem management system that tracks Incidents across all Service Towers	X

12.	Provide Symetra access and input capabilities to Incident and problem tracking system to allow for Incident/problem monitoring and ad hoc reporting	X

13.	Manage entire Incident/problem life cycle including detection, diagnosis, Symetra status reporting, repair and recovery	X

14.	Ensure Incident resolution activities conform to defined Change Management Procedures	X

15.	Manage efficient workflow of Incidents including the involvement of Third Party providers (e.g., vendors, public carriers, ISP)	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Incident and Problem Management Roles and Responsibilities		ACS	Symetra
16.	Coordinate and take ownership of problem resolution with Symetra and Third Parties (e.g., public carriers, ISP)	X

17.	Perform Root Cause Analysis of Incidents, document findings and take corrective actions for in-scope Services. Resolve problem and/or substantiate that all reasonable actions have been taken to prevent future reoccurrence.	X

18.	Review the state of open problems and the progress being made in addressing problems as needed		X

19.	Participate in problem review sessions and provide listing and status of problems categorized by problem impact	X

20.	Conduct proactive Incident trend analysis and on a quarterly basis review results with Symetra to identify potential problems and Incident trends prior to becoming problems	X

21.	Identify possible enhancement opportunities for improved operational performance and potential cost savings based on results of Incident and problem resolution activities and Incident trend analysis	X

22.	Review and approve projects to implement enhancement opportunities		X

23.	Implement approved projects for enhancement opportunities	X

24.	Authorize close of Symetra initiated Priority Level 1 and Priority Level 2 Incidents		X
3.1.12 Maintenance
Maintenance Services are the activities associated with the maintenance and repair of hardware, software and networks, including “Break/Fix”, Equipment Refresh and Software Enhancement all of which must be implemented only in accordance with the Change Management Procedures. Installed platform and product version levels are not to be more than one version behind the current commercial release, unless coordinated with Symetra.
The following table identifies each Party’s maintenance roles and responsibilities.
Table 12. Maintenance Roles and Responsibilities

Maintenance Roles and Responsibilities		ACS	Symetra
1.	Define maintenance and repair policies and procedures.	X

2.	Review and approve maintenance and repair policies and procedures.		X

3.	Develop and implement maintenance schedules based on Symetra approved maintenance window	X

4.	Define dispatch requirements and point-of-service locations		X

5.	Ensure appropriate maintenance coverage for all system and network components	X

6.	Provide maintenance and Break/Fix support in Symetra’s defined locations, including dispatching repair technicians to the point-of-service location if necessary	X

7.	Perform diagnostics and maintenance on all Equipment and Software including but not limited to hardware, software, peripherals, networks and special purpose devices as appropriate	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Maintenance Roles and Responsibilities		ACS	Symetra
8.	Install manufacturer field change orders, service packs, firmware, and software maintenance releases, etc.	X

9.	Install/implement product patches, “bug fixes,” service packs and other Software Enhancements	X

10.	Perform software (including Software Enhancements) distribution and version control, both electronic and manual	X

11.	Replace defective parts including preventive maintenance, according to the manufacturer’s published mean-time-between failure rates	X

12.	Conduct maintenance and parts management and monitoring during warranty and off-warranty periods	X

13.	Manage Equipment, Software, peripherals, Services and spare parts to meet SLRs	X
3.1.13 Configuration Management
Configuration management Services are the activities to provide a logical model of the infrastructure by identifying, controlling, maintaining, and verifying installed hardware, Software (including without limitation the verification of Symetra Software or applications) and network versions. The goal being to account for all assets and configurations, provide accurate information on configurations and provide a sound basis for Incident, problem, change and release management and to verify configuration records against the infrastructure and correct any exceptions.
The following table identifies each Party’s configuration management roles and responsibilities.
Table 13. Configuration Management Roles and Responsibilities

Configuration Management Roles and Responsibilities		ACS	Symetra
1.	Define configuration management policies and procedures.	X

2.	Train ACS Personnel on the established process for tracking configuration changes.	X

3.	Review and comment on configuration management policies, procedures and processes.		X

4.	Ensure configuration management processes are consistent across all environments (e.g., development, test and production)	X

5.	Establish configuration management database (CMDB) per Symetra requirements.	X

6.	Review and comment on configuration management database		X

7.	Select, install and maintain configuration management tools	X

8.	Enter/upload configuration data into configuration database	X

9.	Establish process interfaces to problem and Incident management, change management, technical support, maintenance and asset management processes	X

10.	Establish appropriate authorization controls for modifying configuration items as well as verify compliance with software licensing	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Configuration Management Roles and Responsibilities		ACS	Symetra
11.	Establish guidelines for physical and logical separation between development, test and production and the process for deploying and back out of configuration items	X

12.	Establish configuration baselines as reference points for rebuilds, and providing ability to revert to stable configuration states	X

13.	Establish process for verifying the accuracy of configuration items, adherence to configuration management process and identifying process deficiencies	X

14.	Provide Symetra configuration management reports as required and defined by Symetra	X

15.	Audit configuration management process and accuracy of configuration data		X
3.1.14 Change and Release Management
Change and release management processes and activities are inter-related and complementary. A high level description of each is provided below.
Change management Services are the activities to ensure that standardized methods and procedures are followed for efficient and prompt handling of all changes. Change management activity is undertaken to minimize the impact of change upon Service quality and improve the day-to-day operations of the organization. Change management covers all aspects of managing the introduction and implementation of all changes affecting the Services and the management processes, tools, and methodologies designed and utilized to support the systems and networks. The change management process includes the following process steps:
▪	Request process

▪	Recording/tracking process

▪	Prioritization process

▪	Responsibility assignment process

▪	Impact/risk assessment process

▪	Review / approval process

▪	Implementation process

▪	Verification (test) process

▪	Release process

▪	Closure process
Release management activities take a holistic view of a change to a Service and ensure that all aspects of a release, both technical and non-technical, are considered together. The goals are to:
•	Plan and oversee the successful rollout of Equipment Refresh and Software Enhancements

•	Design and implement efficient procedures for distribution and installation Software Enhancements

•	Ensure that only authorized and tested Software Enhancements are installed

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

•	Ensure that changes are traceable and secure.
Implementation and back-out plans shall be documented and approved by Symetra. Master copies of new Software Enhancements shall be secured in a software library and configuration databases shall be updated.
The following table identifies each Party’s change management and release management roles and responsibilities.
Table 14. Change and Release Management Roles and Responsibilities

Change and Release Management Roles and Responsibilities		ACS	Symetra
1.	Recommend change and release management policies, procedures, processes and training requirements for Symetra infrastructure	X

2.	Participate in change and release management policies, procedures, processes and training requirements for Symetra infrastructure		X

3.	Establish change classifications (impact, priority, risk) and change authorization process		X

4.	Participate in the development of the Change Management Procedures and release management procedures and policies		X

5.	Approve Change Management Procedures and release management procedures and policies		X

6.	Ensure change and release management Services processes are consistent across all environments (e.g., development, test and production)	X

7.	Administer the version control system as it relates to release management of Symetra custom applications		X

8.	Document and classify proposed changes to the Services. Documentation shall include cost and risk impact and back out plans of those changes and establish release management plans for major changes.	X

9.	Develop and maintain change plans and schedule of planned changes and provide to Symetra for review as required	X

10.	Schedule and conduct change management meeting to include review of planned changes and results of changes made	X

11.	Provide change documentation (e.g., plans, schedules, test plans, backout plans) as requested by Symetra	X

12.	Authorize and approve scheduled changes or alter the schedule of any or all change requests		X

13.	Review release management details and alter as appropriate to meet the needs of Symetra (back out plan, go/no go decision)	X

14.	Notify Symetra of change timing and impact	X

15.	Implement ACS responsibilities associated with changes and adhere to detailed release plans	X

16.	Modify and update systems and documentation impacted by implemented changes (e.g., Operations Manual, CMDB, Asset Management System, Service catalog (if applicable), DR plan)	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Change and Release Management Roles and Responsibilities		ACS	Symetra
17.	Verify and report to Symetra that change met objectives and resolve negative impacts	X

18.	Monitor changes and report results to Symetra of changes and impacts	X

19.	Conduct user acceptance tests as required		X

20.	Perform quality control audits and approve change control results		X

21.	Maintain master copies of new versions in a secured software library and update configuration databases	X
3.1.15 Capacity Management
Capacity management involves ensuring that the capacity of the IT infrastructure matches the evolving demands of Symetra’s business in the most cost-effective and timely manner. ACS will provide comprehensive capacity and performance management for all Services (e.g., network, server, storage, output processing, and content management). Capacity and performance management will mitigate service degradation and outages due to increases in utilization of Services and infrastructure. Additionally, it will be used to support proactive development, maintenance, and communication of tactical and strategic technology plans, and to accommodate for growth or changing business requirements. The process encompasses the following:
▪	Monitoring performance and throughput of services and supporting components

▪	Undertaking tuning activities

▪	Understanding current demands and forecasting for future requirements

▪	Developing capacity plans which will meet demand and SLRs

▪	Conducting risk assessment of capacity recommendations

▪	Identifying financial impacts of capacity plans
The following table identifies each Party’s capacity management roles and responsibilities.
Table 15. Capacity Management Roles and Responsibilities

Capacity Management Roles and Responsibilities		ACS	Symetra
1.	Establish comprehensive capacity management planning process	X

2.	Review and approve capacity management planning process		X

3.	Define, develop and implement tools that allow for the effective capacity monitoring/trending of IT infrastructure, system software, and components.	X

4.	Continually monitor resource usage to enable proactive identification of capacity and performance issues	X

5.	Capture and assess trending information and forecast future Symetra capacity requirements based on Symetra defined thresholds	X

6.	Identify future business requirements that will alter capacity requirements		X

7.	Participate in all capacity planning activities		X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Capacity Management Roles and Responsibilities		ACS	Symetra
8.	Provide infrastructure capacity impact assessment when Symetra adds, removes or modifies Symetra Software and ensure adequate capacity in support of changes to ACS Software	X

9.	Review capacity impact assessment when adding, removing or modifying applications		X

10.	Assess impact/risk of capacity changes	X

11.	Assess Incidents/problems related to throughput performance	X

12.	Recommend changes to capacity to improve Service performance	X

13.	Approve capacity related recommendations		X

14.	Maintain capacity levels to optimize use of existing IT resources and minimize Symetra costs to deliver Services at agreed to service levels	X

15.	Ensure adequate capacity exists within the environment to meet SLR requirements taking into account daily, weekly and seasonal variations in capacity demands	X

16.	Provide asset utilization and asset efficiency reporting	X

17.	Validate asset utilization and asset efficiency		X

18.	Provide quarterly capacity management plans (i.e., develop, present, review with Symetra)	X

19.	Review and approve quarterly capacity management plan		X
3.1.16 Performance Management
Performance management Services are the activities associated with tuning systems and networks for optimal performance.
The following table identifies each Party’s performance management roles and responsibilities...
Table 16. Performance Management Roles and Responsibilities

Performance Management Roles and Responsibilities		ACS	Symetra
1.	Develop and document system and network performance requirements	X

2.	Approve system and network performance requirements		X

3.	Develop and document performance management procedures that meet requirements and adhere to defined policies	X

4.	Approve performance management procedures		X

5.	Perform proactive system and network tuning to maintain optimum performance in accordance with Change Management Procedures	X

6.	Manage system and network resources (e.g., devices and traffic) to meet defined availability and performance SLRs/SLAs	X

7.	Provide regular monitoring and reporting of system and network performance, utilization and efficiency	X

8.	Proactively evaluate, identify and recommend configurations or changes to configurations which will enhance performance	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Performance Management Roles and Responsibilities		ACS	Symetra
9.	Develop and review with Symetra improvement plans as required to meet SLRs/SLAs	X

10.	Authorize improvement plans		X

11.	Implement improvement plans and coordinate with Third Parties as required	X

12.	Provide technical advice and support to the application maintenance and development staffs as required	X
3.1.17 Service Level Monitoring and Reporting
Monitoring and reporting Services are the activities associated with monitoring and reporting of service delivery with respect to SLR/SLAs. In addition, ACS shall report system management information (e.g., performance metrics, and system accounting information) to the designated Symetra representatives in a format agreed to by Symetra.
The following table identifies each Party’s service level monitoring and reporting roles and responsibilities..
Table 17. Service Level Monitoring and Reporting Responsibilities

Service Level Monitoring Roles and Responsibilities		ACS	Symetra
1.	Develop and document SLAs and reporting cycles		X

2.	Implement agreed to SLAs	X

3.	Report on service performance and improvement results	X

4.	Coordinate SLA monitoring and reporting with designated Symetra representative and Third-Party vendors, as required	X

5.	Measure, analyze, and provide management reports on performance relative to requirements	X

6.	Develop service level improvement plans where appropriate	X

7.	Review and approve improvement plans		X

8.	Implement improvement plans	X

9.	Review and approve SLR metrics and performance reports		X

10.	Provide Symetra portal access to performance and SLA reporting and monitoring system	X
3.1.18 Account Management
Account management Services are the activities associated with the ongoing management of the service environment.
The following table identifies each Party’s account management roles and responsibilities.
Table 18. Account Management Roles and Responsibilities

Account Management Roles and Responsibilities		ACS	Symetra
1.	Develop and document account management structure, planning and procedures	X

2.	Approve account management structure, planning and procedures		X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Account Management Roles and Responsibilities		ACS	Symetra
3.	Develop a detailed Services catalog which details services offered including all service options, pricing, installation timeframes, order process (new, change & remove service) and prerequisites	X

4.	Develop a service ordering process that clearly defines how to order, change or delete Services	X

5.	Recommend criteria and formats for administrative, service activity and service level reporting	X

6.	Approve criteria and formats for administrative, service activity and service level reporting		X

7.	Develop and implement customer satisfaction program for tracking the quality of Service delivery to End-Users		X

8.	Provide stewardship reporting (e.g., statistics, trends, audits) based on Symetra’s requirements	X
3.1.19 Root Cause Analysis
ACS will develop, implement, and maintain a Root Cause Analysis process and perform the activities required to diagnose, analyze, recommend, and take corrective measures to prevent recurring problems and/or trends.
The following table identifies each Party’s Root Cause Analysis roles and responsibilities.
Table 19. Root Cause Analysis Roles and Responsibilities

Root Cause Analysis Roles and Responsibilities		ACS	Symetra
1.	Identify requirements and policies for Root Cause Analysis (e.g., events that trigger an Root Cause Analysis)		X

2.	Develop procedures for performing a Root Cause Analysis that meet requirements and adhere to defined policies	X

3.	Approve Root Cause Analysis procedures		X

4.	Conduct and review with Symetra proactive trend analysis to identify emerging and recurring problems	X

5.	Track and report recurring problems or failures and provide associated consequences of problems if there is a business impact to Symetra	X

6.	Recommend solutions to address recurring problems or failures	X

7.	Approve solutions to address recurring problems or failures		X

8.	Identify all Priority Level 1 and Priority Level 2 Incidents that require Root Cause Analysis	X

9.	Conduct a Root Cause Analysis for all Priority Level 1 and Priority Level 2 Incidents, and provide Root Cause Analysis report recommending appropriate preventative and resolution action	X

10.	Approve solutions to address Priority Level 1 and Priority Level 2 Incidents		X

11.	Provide status report detailing the root cause of and procedure for correcting recurring problems and Priority Level 1 and Priority Level 2 Incidents until closure as determined by Symetra	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Root Cause Analysis Roles and Responsibilities		ACS	Symetra
12.	Identify root cause of Priority Levels 3 and 4 Incidents at Symetra’s request not to exceed 3 requests per month	X
3.1.20 Training and Knowledge Transfer
Training and knowledge transfer Services consist of:
a.	ACS will provide training for the improvement of skills through education and instruction for ACS’ staff. ACS will participate in any initial and on-going training delivered by Symetra as required that would provide a learning opportunity about Symetra’s business and technical environment.

b.	ACS will provide training for Symetra technical staff for the express purpose of exploitation of the functions and features of the Symetra computing environment. Delivery methods may include classroom style, computer-based, individual, or other appropriate means of instruction.

c.	ACS will provide Symetra selected industry standards based training for those areas which it is certified to teach (Six Sigma for example). ACS will also coordinate with Symetra on other available industry training for which there may be associated costs.
The following table identifies each Party’s training and knowledge transfer roles and responsibilities.
Table 20. Training and Knowledge Transfer Roles and Responsibilities

Training and Knowledge Transfer Roles and Responsibilities		ACS	Symetra
1.	Develop and document training and knowledge database requirements and policies	X

2.	Participate in development, review and approve training requirements		X

3.	Develop and document procedures that meet training requirements and adhere to defined policies	X

4.	Approve training procedures		X

5.	Provide to and instruct Symetra personnel on the provision of Services (e.g., “rules of engagement”, requesting services, etc.)	X

6.	Approve ACS developed training program		X

7.	Provide and maintain a Symetra accessible knowledge database/portal	X

8.	Develop and implement knowledge transfer procedures to ensure that more than one individual understands key components of the business and technical environment	X

9.	Participate in Symetra delivered instruction on the business and technical environment	X

10.	Develop and document training requirements that support the ongoing provision of Services, including refresher courses as needed and instruction on new functionality	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Training and Knowledge Transfer Roles and Responsibilities		ACS	Symetra
11.	Take training classes as needed to remain current with systems, software, features and functions for which help desk support is provided in order to improve Service performance (e.g., First Contact Resolution)	X

12.	Provide training to Symetra when substantive (as defined between Symetra and ACS) technological changes (e.g., new systems or functionality) are introduced into the Symetra environment to facilitate full exploitation of all relevant functional features	X

13.	Provide training materials for Symetra technical staff for Level 1 supported applications	X

14.	Provide on-going training materials for help desk Personnel on the Symetra business and technical environments as defined by Symetra		X

15.	Provide Symetra selected classroom-style and computer-based training (case-by-cases basis) for standard commercial-off-the-shelf (COTS) applications	X
3.1.21 Documentation
Documentation Services are the activities associated with developing, revising, maintaining, reproducing, and distributing information in hard copy and electronic form (e.g., SDRM , Root Cause Analysis, and training documentation).
The following table identifies each Party’s documentation roles and responsibilities.
Table 21. Documentation Roles and Responsibilities

Documentation Roles and Responsibilities		ACS	Symetra
1.	Define documentation requirements and formats	X

2.	Participate in defining documentation requirements and formats as appropriate		X

3.	Approve documentation requirements and formats		X

4.	Provide output in agreed format for support of activities throughout the life cycle of Services as specified in each Service Tower	X

5.	Document system specifications and configurations (e.g., interconnection topology, configurations, and network diagrams)	X

6.	Document standard operating procedures (e.g., boot, failover, spool management, batch processing, and backup)	X

7.	Document policies, procedures, production and maintenance schedules and job schedules	X

8.	Provide Symetra with a copy of or access to any ACS or Third Party-supplied documentation (including updates thereto) at Symetra’s request and to the extent allowable by law.	X

9.	Provide Symetra with a copy of or access to any ACS or Third Party-supplied project plans and associated documentation at Symetra’s request and to the extent allowable by law.	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

3.1.22 Technology Refreshment and Replenishment
Technology refreshment and replenishment Services are the activities associated with modernizing the IT infrastructure on a continual basis to ensure that the system components stay current.
The following table identifies each Party’s technology refreshment and replenishment roles and responsibilities.
Table 22. Technology Refreshment and Replenishment Roles and Responsibilities

Technology Refreshment and Replenishment Roles and Responsibilities		ACS	Symetra
1.	Subject to the terms set forth in Sections 2.5.2 and 2.5.3 of the Agreement, recommend and establish technology refreshment and replenishment life-cycle management policies, procedures and plans appropriate for support of Symetra business requirements	X

2.	Approve technology refreshment and replenishment policies, procedures and plans in accordance with the Change Management Procedures.		X

3.	Manage, maintain, and update as necessary, the approved technology refreshment and replenishment policies, procedures, and plans	X

4.	Conduct annual technology refreshment and replenishment planning meetings and develop technology refreshment and replenishment plans in accordance with the Agreement	X

5.	Participate in technology refreshment and replenishment planning meetings		X

6.	Review and approve technology refreshment and replenishment plans		X

7.	Develop, document and maintain technology refreshment and replenishment schedules and implementation plans for each Service Tower	X

8.	Perform the necessary tasks required to fulfill the technology refreshment and replenishment plans (e.g., planning, project management, and implementation)	X

9.	Provide management reports on the progress of the technology refreshment and replenishment plans	X

10.	Periodically review the approved technology refreshment and replenishment implementation plans to ensure they properly support Symetra business requirements		X
3.1.23 Symetra IT General Computing Controls and Policies:
Symetra IT general computing controls and policies Services are the activities that involve the procedures, documentation, monitoring, reporting and enforcement of all information security policies identified by Symetra in conjunction with the Symetra general computing controls framework. The framework is based on the ISO and NIST security standards. Examples include, but are not limited to, the following: perimeter defense, Malware protection (e.g.; antivirus, antispyware, anti-spam solutions, and malicious code/sites), identity and access management, encryption, key management and certificates.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

The following table identifies each Party’s general computing controls and policies roles and responsibilities.
Table 23. General Computing Controls Roles and Responsibilities

General Computing Controls Roles and Responsibilities		ACS	Symetra
1.	Define security requirements and policies including regulatory requirements		X

2.	Develop security standards and procedures including industry best practices	X

3.	Review and approve proposed security standards and procedures		X

4.	Implement agreed upon security standards and procedures	X

5.	Monitor and report adherence to implemented security standards and procedures	X

6.	Audit and validate report findings regarding adherence to security standards and procedures		X

7.	Maintain records and documentation related to implemented security standards and procedures, and maintain currency with the SDRM	X

8.	Remediate gaps for in-scope security services in adherence to Symetra provided security standards and procedures	X
3.1.24 Security (physical/logical access to systems)
Security management Services are the activities that include physical and logical security of assets used to provide Symetra Services, Malware (e.g., computer viruses, worms, trojan horses, spyware, adware, other malicious and unwanted software) protection, and other security services in compliance with Symetra security requirements and all applicable regulatory requirements.
The following table identifies each Party’s security roles and responsibilities.
Table 24. Security Roles and Responsibilities

Security Roles and Responsibilities		ACS	Symetra
1.	Define security requirements, standards, procedures and policies including regulatory requirements		X

2.	Assist in developing security standards, policies, and procedures including industry best practices	X

3.	Conduct risk assessment to identify control or security gaps		X

4.	Execute security policies and provide and operate security physical and logical monitoring tools including documentation demonstrating adherence to the process	X

5.	Provide physical and logical security plan and IT infrastructure based on security requirements, standards, procedures, policies and risks	X

6.	Review and approve physical and logical security plans		X

7.	Implement physical and logical security plans consistent with Symetra security policies	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Security Roles and Responsibilities		ACS	Symetra
8.	Establish access profiles and policies for adding, changing, enabling/disabling and deleting log-on access of Symetra employees, agents and Personnel		X

9.	Maintain controlled access to ACS computing areas within ACS facilities (including Subcontractors’ facilities)	X

10.	Manage security tokens and SSL certificates in accordance with Symetra policies and procedures (e.g.,, assign to users, administer, distribute, and collect)	X

11.	Perform log-on/security-level access changes as detailed in profiles and policies	X

12.	Report security violations to Symetra per Symetra policies	X

13.	Resolve security violations internal to Symetra		X

14.	Resolve security violations that originate outside of the hosted network(s). Specific examples include denial of service attacks, spoofing, and Web exploits	X

15.	Configure and operate Malware protection Software for continuous scanning, eradication and reporting of detected Malware and Malware Incident resolutions	X

16.	Monitor Malware websites and communicate Malware alerts	X

17.	Deploy anti-Malware updates and patches following a Malware Incident per the Change Management Procedures	X

18.	Monitor supplier information and manage up-to-date information on malicious code outbreaks and deploy the appropriate Software signature files to protect against the malicious code	X

19.	Provide automated detection and removal of malicious code using anti-Malware software	X

20.	Promptly notify Symetra on detection of malicious code within the infrastructure	X

21.	Implement the established action plan and escalation procedures for a malicious code event beyond what is automatically fixed by the anti-Malware software	X

22.	Actively participate in industry standard security forums and users groups, and provide related annual documentation thereto	X

23.	Provide information regarding security industry-leading best practices and ACS’ recommendations for implementing any such practices annually according to Section 13.1.1 of the Agreement	X

24.	Review and approve such ACS’ recommendations		X

25.	Review all security patches relevant to the environment and classify the need and speed in which the security patches should be installed as defined by security policies	X

26.	Install security patches per Symetra requirements	X

27.	Perform periodic security audits		X

28.	Maintain all documentation required for security audits and internal control and control testing	X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Security Roles and Responsibilities		ACS	Symetra
29.	Place and support systems with particularly sensitive data in ACS controlled access areas. Only individuals with current, authorized access permission shall be allowed to enter these areas	X

30.	Allow Third Party security audits	X
3.1.25 Service Continuity and Disaster Recovery Services
Service continuity and disaster recovery Services are the activities associated with providing infrastructure, resources, and processes required to restore Services in the event of a disaster in accordance with Symetra’s disaster recovery plan. ACS must demonstrate that it will consistently meet or exceed Symetra Service (a/k/a business) continuity and disaster recovery requirements.
Without limiting the terms set forth in Section 2.5.7 of the Agreement, the following table identifies each Party’s Service continuity and disaster recovery roles and responsibilities.
Table 25. Service Continuity and Disaster Recovery Roles and Responsibilities

Service Continuity and Disaster Recovery Roles and Responsibilities		ACS	Symetra
1.	Define Symetra Services continuity and disaster recovery strategy, requirements and scenarios		X

2.	Recommend best practice Services continuity and disaster recovery strategies, policies and procedures	X

3.	As needed, assist Symetra in other continuity and emergency management activities	X

4.	Develop and implement detailed disaster recovery plan, processes and solutions (e.g., hardware, software, network, back up method, recovery method, Third Party connectivity and communication) to achieve Symetra’s disaster recovery requirements including ACS’ ability to comply with the continuity and disaster recovery SLRs	X

5.	Define data (e.g., file system, database, and flat files) replication, backup and retention requirements		X

6.	Establish processes to ensure disaster recovery plans are kept up to date and reflect changes in Symetra environment	X

7.	Review and approve disaster recovery plan		X

8.	Manage Third Party disaster recovery vendor contracts, including updates on equipment required to recover Symetra systems (if part of ACS disaster recovery solution)	X

9.	Establish disaster recovery test requirements		X

10.	Perform scheduled ACS disaster recovery tests per Symetra policies and provide all technical resources required to execute the test and to resolve issues encountered during the test	X

11.	Coordinate involvement of users for disaster recovery testing (e.g., Symetra, Third Parties, and End-Users)		X

12.	Participate in disaster recovery tests		X

13.	Track and report disaster recovery test results to Symetra	X

14.	Review and approve disaster recovery testing results		X

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Service Continuity and Disaster Recovery Roles and Responsibilities		ACS	Symetra
15.	Develop action plan to address disaster recovery testing results	X

16.	Approve action plan		X

17.	Implement action plan and provide on-going status until completion	X

18.	Initiate the disaster recovery plan in the event of a Symetra disaster recovery situation per the disaster recovery policies and procedures		X

19.	Initiate the disaster recovery plan in the event of an ACS disaster recovery situation and notify Symetra per disaster recovery policies and procedures	X

20.	Coordinate with Symetra during an ACS disaster recovery situation per disaster recovery policies and procedures	X
3.1.26 Environment and Facilities Support
Environment and facilities support Services are the activities associated with maintaining environmental requirements as designated Symetra Sites.
The following table identifies each Party’s environment and facilities support roles and responsibilities.
Table 26. Environmental and Facilities Support

Environmental and Facilities Support Roles and Responsibilities		ACS	Symetra
1.	Identify requirements for Symetra environment and facilities support		X

2.	Identify requirements for Symetra environment for ACS supported components	X

3.	Develop and document procedures for environment and facilities support	X

4.	Approve environment and facilities support procedures		X

5.	Remote monitor the designated Symetra UPS in rooms housing computing hardware and network devices	X

6.	Develop and recommend improvement plans for Symetra monitored facilities as needed to maintain an effective and secure computing environment	X

7.	Implement or coordinate the implementation of all approved upgrades and installations		X

8.	Coordinate Symetra Site activities of all ACS Personnel working in equipment locations (e.g., equipment rooms, and network equipment closets)		X

9.	Ensure that facilities support activities conform to the requirements of defined Change Management Procedures		X
3.1.27 Financial/Chargeback Management and Invoicing
Financial/chargeback management and invoicing Services are the activities that will allow Symetra to chargeback its internal business units for actual usage of IT resources and to receive accurate invoices that meet Symetra requirements.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

The following table identifies each Party’s financial/chargeback management and invoicing roles and responsibilities.
Table 27. Financial/Chargeback Services

Financial/Chargeback Roles and Responsibilities		ACS	Symetra
1.	Identify chargeback and reporting requirements		X

2.	Document and maintain Symetra chargeback reporting requirements	X

3.	Approve chargeback reports		X

4.	Provide chargeback reports	X

5.	Identify invoicing requirements		X

6.	Document and maintain invoicing requirements	X

7.	Provide invoices per Symetra requirements	X

8.	Approve ACS-provided invoices		X

9.	Approve and pay all ACS-managed Third Party invoices as required by Third Parties (e.g., telecom invoices)	X
3.2 Exclusions
The following items are specifically excluded from this Schedule 2A:
a.	None
4.0 Service Management
4.1 Objectives
A key objective of the Agreement is to attain the SLRs/SLAs. SLRs/SLAs specific to Service Towers are identified in the service management section of each Service Tower. SLRs/SLAs applicable across all Service Towers are identified in this Schedule 2A below. Specific Service Tower and cross-functional SLAs are specified in the Service Level Agreement section of each Schedule.
ACS shall provide written reports to Symetra regarding ACS’s compliance with the SLAs specified in each Schedule.
4.2 Service Level Agreements (SLAs)
The SLRs for each of the following SLAs represent minimum service levels required across all Service Towers. ACS must consistently meet or exceed such SLRs.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Table 28. Incident Resolution SLAs

Definition	Time to resolve following responses to different Incident priority classifications. Each Service Tower Schedule categorizes Incidents according to the Incident Resolution priorities listed below. Service Tower Incident categorizations are referenced in the Service Environment section of each Service Tower Schedule.
Incident Resolution SLAs

Performance
Incident Resolution	Service Measure	Target	SLR
Priority Level 1	Time to resolve	[***]	[***]

Priority Level 2	Time to resolve	[***]	[***]

Priority Level 3	Time to resolve	[***]	[***]

Priority Level 4	Time to resolve	[***]	[***]

Root Cause Analysis for Priority Level 1 and Priority Level 2 Incidents	Time to report	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement Tool	As provided in the Spec Sheet
4.2.1 Backup and Restore SLAs
ACS shall implement and maintain backup and restoration capabilities that meet the SLR/SLAs as well as ensure the integrity of the backup for all data, applications and component configurations. ACS shall perform incremental backups, full backups and full archive backups according to the backup schedule presented below. Restoration procedures will be capable of restoring data according to the restoration SLRs listed below. Backup schedule requirements (e.g., frequency and data sets) for each Service Tower will be provided by Symetra and maintained by ACS in the SDRM.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Table 29. Backup Schedule SLAs

Performance
Type of Backup	Service Measure	Target	SLR
Execute and complete incremental or differential daily backups	Time to execute and complete backup	[***]	[***]

Execute and complete differential or full weekly backups	Time to execute and complete backup	[***]	[***]

Execute and complete full/archive monthly backups	Time to execute and complete backup	[***]	[***]

Execute and complete on-demand backups for single instances	Time to execute and complete backup per agreed schedule	[***]	[***]

Formula	As provided in the Spec Sheet

Measurement interval	As provided in the Spec Sheet

Measurement Tool	As provided in the Spec Sheet

[***]
30. Restoration SLAs

Restoration	Service	Performance
Type	Measure	Target	SLR
SL1 data restore requests	Response time to initiate the restoration of Symetra Data 1 week old or less	[***]	[***]

SL2 data restore requests	Response time to initiate the restoration of Symetra Data 1 week old or less	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Table 31. Service Request Response SLAs

Definition	Proposals in response to Service Requests (in accordance with the Agreement)

Performance
Service Type	Service Measure	Target	SLR
Delivery of In-scope Service Request solution response-standard	On-time response	[***]	[***]

Delivery of In-scope Service Request-project solution response	On-time response	[***]	[***]

Delivery of Out-of-Scope Work Order Services proposal	On-time response	[***]	[***]

Complete installation, testing and handover of services detailed in Service Request as agreed upon	Time to complete	[***]	[***]

	Formula	As agreed to by Parties

	Measurement Interval	As provided in the Spec Sheet

	Reporting period	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Table 32. System Software Refresh and Updates SLA

Definition	ACS will perform according to Section 2.5.2 of the Agreement.

Software Refresh		Performance
and Updates	Service Measure	Target	SLR
Deploy maintenance release or emergency maintenance release (e.g., XYZ Version 8.1.5 to XYZ Version 8.1.6) (e.g., security pack, bug patch)	Elapsed time from deployment to successful installation	[***]	[***]

Deploy maintenance release or emergency maintenance release of anti-Malware (e.g., antivirus, anti-SPAM, and anti-Spyware update deployments) (e.g., XYZ Version 8.1.5 to XYZ Version 8.1.6)	Elapsed time from vendor release of definition file to successful installation	[***]	[***]

Implementation of enhancement release (e.g., XYZ Version 8.1 to XYZ Version 8.2)	Time to deploy	[***]	[***]

Implementation of major release updates (e.g., XYZ Version 8 to XYZ Version 9)	Time to deploy	[***]	[***]

	Formula	As provided in the Spec Sheets

	Measure Interval	As provided in the Spec Sheet

	Reporting period	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Table 33. System/Security Administration SLAs
System/Security Administration

System		Performance
Administration Task	Service Measure	Target	SLR
Proposal (e.g., timelines, deliverables, assumptions & constraints, comprehensive and complete written documentation) for security remediation following discovery of a security risk (e.g., server configuration vulnerabilities, event monitoring discoveries)
	Proposal delivery	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Reporting period	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet
Table 34. Account Administration SLAs

Definition	Routine functions, such as setting up user IDs, changing user authorization tables, changing account codes and similar functions, which are handled by ACS. SLA coverage is 24x7x365.

User Account
Administration
Tasks	Service Measure	Performance Target	SLR
New user account (up to 5 per request)	Elapsed time	[***]	[***]

New user account (6-20 per request)	Elapsed time	[***]	[***]

New user -account (21+ per request)	Elapsed time	[***]	[***]

Password reset	Elapsed time	[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

User Account
Administration
Tasks	Service Measure	Performance Target	SLR
Privilege changes	Elapsed time	[***]	[***]

Disable user account	Elapsed time	[***]	[***]

Terminate user account	Elapsed time	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement method/source data	As provided in the Spec Sheet
4.2.2 Asset Tracking and Management SLAs
Within five (5) days after the first day of each calendar quarter, ACS shall select a statistically valid sample, in accordance with the process specified in the SDRM, to measure ACS compliance with the following SLAs pertaining to the accuracy of the asset tracking database. Accuracy of data shall adhere to the following SLAs:
Table 35. Asset Tracking SLA

Asset Tracking	Service Measure	SLR
Accuracy of asset database for Symetra Software and Symetra Equipment.	Accuracy based on mutually agreed and Symetra approved parameters	[***]

Accuracy of data for ACS Equipment and ACS Software.	Accuracy	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

Table 36. Service Continuity and Disaster Recovery SLAs

Service
SLA	Measure	Performance Target	SLR
Disaster recovery testing	Successful disaster recovery test	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Reporting period	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet
4.2.3 End-User Customer Satisfaction Survey SLA
Symetra and ACS shall establish an SLA linked to customer satisfaction using a mutually agreed-upon survey, facilitated by a Third Party and designed with Symetra and ACS input. The results of the first survey will serve as the benchmark for subsequent service measure.
The Parties shall meet to jointly identify any areas of customer dissatisfaction. ACS shall prepare a project plan with Symetra’s input and approval to resolve customer dissatisfaction identified.
Table 37. End-User Customer Satisfaction SLA

Customer
Satisfaction	Service Measure	Performance Target	SLR
Periodic sample satisfaction	Symetra satisfaction rate	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement method/source data	As provided in the Spec Sheet
4.3 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs and other management reports specified in this Schedule 2A.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Insurance Company (Symetra)
August 1, 2009	Schedule 2A—Cross-Functional Services SOW

5.0 Referenced Schedule Appendices and Agreement Schedules
5.1 Referenced Cross-Functional Schedule Appendices

Schedule Appendix	Description
A.1	Cross-Functional Services Tools
5.2 Referenced Agreement Schedules

Agreement Schedule	Description
Schedule 2B	Data Center Services Schedule
Schedule 2C	Distributed Computing Services Schedule
Schedule 2D	Data Network Management Services Schedule
Schedule 2E	Voice Communications Services Schedule
Schedule 2F	Help Desk Services Schedule
Schedule 2G	Output Processing Services Schedule
Schedule 2H	Content Management Services Schedule
Schedule 3	Fees
Schedule 5	Fee Reductions

Confidential Information

Appendix A.1 — Cross Functional Services Tools

Tool	Notes
Remedy ITSM	Integrated incident, change, request, problem management suite
Microsoft SCCM	Software distribution, patch management, and asset discovery
Atrium CMDB	Integrated asset management repository
Microsoft Deployment Toolkit	Image management and user state migration tool
Microsoft ImageX	Image Creation and Management Tool
Compass	Self-service program management and reporting web portal
LogMeIn Rescue	Desktop remote control console
Wise for Windows Applications Packaging and QA Module	Applications packaging tool suite
Avaya ACD	Phone switch with integration points throughout the ACS enterprise

1	Appendix A.1 — Cross Functional Services Tools These materials are considered confidential and proprietary

SCHEDULE 2B
DATA CENTER SERVICES SOW
[Attached Hereto]
SCHEDULE 2B

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Schedule 2B
Data Center Services SOW
for
Symetra Life Insurance Company (Symetra)
August 1, 2009

Confidential Information

Page i

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

1.0 Data Center Overview and Service Objectives	4

1.1 Data Center Services Overview	4

1.2 Service Objectives	4

2.0 Service Environment	5

2.1 Scope of the Infrastructure to be Supported	5

3.0 Data Center Service Requirements	5

3.1 Service Descriptions and Roles & Responsibilities	5

3.2 Exclusions	18

4.0 Service Management	18

4.1 Objectives	18

4.2 Service Level Agreements (SLAs)	18

4.3 Reports	22

5.0 Referenced Schedule 2B Appendices and Schedules	22

5.1 Referenced Data Center Schedule 2B Appendices	22

5.2 Referenced Agreement Schedules	23
List of Tables
Table 1 — General Roles and Responsibilities

Table 2 — Operations and Administration Roles and Responsibilities

Table 3 — Collaborative Computing Services Roles and Responsibilities

Table 4 — Email Archiving and Reporting Roles and Responsibilities

Table 5 — Remote Access Infrastructure Roles and Responsibilities

Table 6 — Database Management Roles and Responsibilities

Table 7 — Middleware Administration Roles and Responsibilities

Table 8 —System Availability SLAs

Table 9 — Batch Processing SLAs

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Table 10 — General Administrative Functions SLAs

Table 11 — Mid-Range and Mainframe System Administration SLAs

Table 12 — Database Administration SLAs

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
1.0 Data Center Overview and Service Objectives
1.1 Data Center Services Overview
Data center Services are the Services and activities, as detailed in the following Data Center Services Schedule 2B, required to provide and support Symetra centralized production, quality assurance, and development computing environments. The data center environment includes mainframe, Windows-based systems, UNIX, disk and tape storage hardware and systems software that supports centralized databases, business applications, data warehouse and web applications. Additional application and proprietary systems may be deployed to support the core business systems and to provide Symetra infrastructure technical support.
As depicted in Figure 1 below, in addition to the Services described in this Data Center Services Schedule 2B, ACS is responsible for providing the Services described in Schedule 2A to the Agreement — Cross-Functional Services SOW. Figure 1 depicts the relationship between the Cross-Functional Services SOW, and all Schedules within the scope of the Agreement.
Cross Functional Services SOW

Data	Distributed	Data	Voice		Output	Content
Center	Computing	Network	Comm.	Help Desk	Processing	Management
Services	Services	Services	Services	Services	Services	Services
SOW	SOW	SOW	SOW	SOW	SOW	SOW
Figure 1: Service Tower SOWs with cross functional view
1.2 Service Objectives
The following are the key high-level Service objectives Symetra expects to achieve through outsourced data center Services and this Schedule 2B:
■	Meet Symetra business needs for highly available, reliable, scalable and secure Services

■	Maintain compliance with industry standards and government regulations

■	Achieve availability requirements through guarantees backed by SLAs/SLRs

■	Maintain Services that can leverage operational scale and best practices to achieve optimum commercial price performance

■	Receive Services with a flexible and variable cost structure that aligns with Symetra business needs

■	Maintain and enhance ongoing feedback mechanisms to ensure performance meets expectations

■	Achieve the SLRs/SLAs specified in Section 4 of this Schedule 2B

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
2.0 Service Environment
2.1 Scope of the Infrastructure to be Supported
The following sub-sections specify the appendices and other relevant materials containing details of the data center Services environment to be supported/complied with. Service environment appendices are to be maintained and reviewed with Symetra by ACS and made available to Symetra on a quarterly basis.
2.1.1 Hardware, Software and Data Sets
The following appendices are current as of the Reinstatement Date and will be kept current in accordance with the updating requirements for the SDRM.
Appendix B.1 — Data Center Supported Hardware — A listing and description of the hardware and software for which data center Services are to be provided
Appendix B.2 — Data Center Supported Software — A listing and description of the software for which data center Services are to be provided
Appendix B.3 — Data Center Supported Databases — A listing and description of the data sets and applications for which database management Services are to be provided
2.1.2 Service Locations
All data center Services shall be provided at ACS-owned facilities. A listing of ACS owned, leased, operated or subcontracted centralized, remote management and backup facilities providing Data center services is provided in Appendix B.4 — ACS Data Center Facilities.
2.1.3 Personnel
ACS will be responsible for staffing the data center to meet the SLRs/SLAs set forth in this Schedule 2B and those added in the future.
3.0 Data Center Service Requirements
3.1 Service Descriptions and Roles & Responsibilities
The following tables identify each Party’s roles and responsibilities associated with this Schedule 2B. An “X” is placed in the column under the Party that is responsible for performing the applicable task. As part of the Services, ACS shall perform all of the roles and responsibilities that are ACS obligations, as denoted by an “X” in the ACS column set forth in this Schedule 2B.
3.1.1 General Responsibilities
The following table identifies each Party’s general roles and responsibilities associated with this Schedule 2B.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Table 1. General Roles and Responsibilities

General Roles and Responsibilities		ACS	Symetra
1.	Recommend data center Services solutions (e.g., server virtualization, shared/dedicated storage, tiered storage, Third Party cloud computing platforms/services, supporting infrastructure and procedures) for all Symetra computing environments (e.g., production, development, test, and staging environments) to meet Symetra data center requirements	X

2.	Approve data center Services solutions		X

3.	Provide, manage, monitor and maintain data center Services solutions	X

4.	Manage event and workload processes across all platforms	X

5.	Provide technical support for all hardware/equipment of the data center computing infrastructure	X

6.	Support all infrastructure software computer-processing Services (e.g., operating systems, middleware, messaging, collaborative computing platforms, Internet, intranet and extranet)	X

7.	Provide, manage, monitor and maintain data center computer-processing and network infrastructure (e.g., servers, VLANs, DMZs, data network and Internet connectivity components)	X

8.	Support data center network operations (e.g., in-scope systems monitoring; problem diagnostics, troubleshooting, resolution and escalation; security management; and capacity planning/analysis)	X

9.	Provide database administration, data management and storage Services	X

10.	Provide data backup and restoration Services in accordance with Symetra established policies	X

11.	Provide send/receive electronic data transmissions (e.g., EDI, FTP, and encrypted FTP Services)	X

12.	Provide and support data center related environmental elements (e.g., HVAC, UPS, power, and cable plant)	X

13.	Coordinate all changes to the data center infrastructure that may affect the SLAs/SLRs of any other service area	X

14.	Create and maintain all appropriate project plans, project time and cost estimates, technical specifications, management documentation and management reporting in a form/format that is acceptable to Symetra	X

15.	Report performance against SLA/SLR requirements	X

16.	Provide technical infrastructure architecture guidance in implementing ACS or Third Party vendor proposed solutions for Symetra-owned applications	X

17.	Provide requirements for applications, modifications, release modifications and patch modifications for test-to-production migration activities		X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

General Roles and Responsibilities		ACS	Symetra
18.	Implement and support applications, modifications, release modifications and patch modifications test-to-production migration activities in accordance with Symetra requirements	X
3.1.2 Data Center Services
3.1.2.1 Operations and Administration
Operations and administration Services are the activities associated with the provisioning and day-to-day management of the installed systems and software environment.
a.	Operations activities include:
▪	Computer processing for batch and on-line systems (e.g., mainframe, Wintel, Unix, and Linux server)

▪	Data storage (e.g., direct access storage devices (DASD), redundant array of independent disks (RAID), storage area network (SAN), network-attached storage (NAS), tape and optical)

▪	Output processing coordination and interfacing (e.g., transfer of batch jobs for Output Processing)
b.	Administration activities include:
▪	Chargeback to users for usage of Services

▪	Gathering usage statistics and reporting activity to ensure effective use of computing resources

▪	Managing transaction definitions (e.g., CICS, IMS)
The following table identifies the each Party’s operations and administration roles and responsibilities.
Table 2. Operations and Administration Roles and Responsibilities

Monitoring Operations Roles and Responsibilities		ACS	Symetra
1.	Provide systems monitoring requirements and thresholds and review and approve ACS recommended changes		X

2.	Provide console operations for centralized and remote computer processing unit (CPU) processing centers	X

3.	Start-up and shut-down Symetra online/interactive systems according to defined schedules or upon approved request	X

4.	Provide proactive and scheduled monitoring of data center infrastructure and systems including in-scope monitoring (e.g., hardware, data center network, distributed and remote servers, batch schedule, interfaces, table spaces system performance, and system availability), respond to messages and take corrective action as required	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Monitoring Operations Roles and Responsibilities		ACS	Symetra
5.	Identify and report application problems discovered through provision of in-scope services.	X

6.	Resolve or assist in resolving application Incidents and problems in accordance with SLRs/SLAs. Escalate as required	X

Job Scheduling and Execution Operations Roles and Responsibilities		ACS	Symetra
1.	Define job scheduling requirements, interdependencies, Symetra contacts, and rerun requirements for all production jobs		X

2.	Provide job scheduling, job execution, reporting and Incident resolution	X

3.	Implement and manage scheduling tools for managing/automating job execution (e.g. job workflow processes, interdependencies, Symetra contacts, and rerun requirements file exchange functions and output processing)	X

4.	Define test and demand batch scheduling requirements		X

5.	Create test and demand batch jobs (e.g., processing jobs and output processing jobs) for execution		X

6.	Execute test and demand batch jobs (e.g., processing jobs and output processing jobs) on appropriate system (e.g., mainframe and servers) based on schedules or based on Symetra direction	X

7.	Execute production batch jobs on appropriate servers as defined by Symetra schedules	X

8.	Monitor progress of scheduled jobs and identify and resolve issues in scheduling process	X

9.	Maintain database of job scheduling, contact, rerun and interdependencies	X

10.	Provide quality control for reprocessing activities, such as batch reruns, per Symetra procedures or upon Symetra’s direction.	X

11.	Prepare, update and execute job run parameters based on Symetra requirements	X

12.	Validate job results per Symetra’s instructions	X

13.	Notify Symetra and maintain a history of job completion results	X

Media Operations Roles and Responsibilities		ACS	Symetra
1	Develop and document media processing procedures that meet requirements and adhere to defined policies	X

2.	Review media processing procedures		X

3.	Maintain a media library and media management system	X

4.	Manage the media inventory to ensure that adequate media resources are available. Coordinate acquisition of additional media as needed.	X

5.	Manage input media availability to meet processing SLRs/SLAs	X

6.	Load and manage Third-Party media	X

7.	Provide secure offsite storage for designated media and transport media to offsite location as required	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Media Operations Roles and Responsibilities		ACS	Symetra
8.	Provide media input and output processing such as loading and creating media for Third Parties (e.g., tape and CDs) including in-scope encryption services in accordance with Symetra provided policies	X

9.	Perform periodic audits to ensure proper cataloging of media and provide audit results to Symetra upon request	X

Electronic Data Exchange Management Roles and Responsibilities		ACS	Symetra
1.	Develop and document electronic data exchange management requirements and policies, including transport, delivery locations and schedule requirements		X

2.	Develop electronic data exchange management procedures based on Symetra’s policies and requirements	X

3.	Review and approve electronic data exchange management procedures		X

4.	Develop and maintain a repository of all Symetra electronic distribution entities based on Symetra requirements	X

5.	Implement, manage and maintain infrastructure required to deliver electronic data exchange management Services (e.g., EDI, FTP, encrypted FTP, electronic interface, and message broker)	X

6.	Execute electronic data distribution according to production and test schedules requirements	X

7.	Monitor all electronic data exchange transactions to ensure proper completion	X

8.	Rerun electronic data exchanges as required and escalate unresolved exchanges to appropriate ACS and Symetra contact per escalation and communication procedures	X

9.	Perform recovery operations for data exchanges as required	X

10.	Act as primary interface with Symetra external partners for electronic data exchange related services in accordance with Symetra procedures		X

Managed Transport - Encrypted FTP
1.	Maintain a repository of authentication keys and/or credentials for secure EDI transactions	X

2.	Provide detailed reports to Symetra showing the operational results of transport activities, allowing the validation of the related responsibilities	X

Storage and Data Management Roles and Responsibilities		ACS	Symetra
1.	Develop and document storage and data management requirements and policies		X

2.	Develop and document procedures for performing storage management that meet requirements and conform to defined policies	X

3.	Review storage management procedures		X

4.	Provide data storage services (e.g., RAID array, SAN, NAS, tape and optical)	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Storage and Data Management Roles and Responsibilities		ACS	Symetra
5.	Monitor and control storage performance according to Symetra data management requirements and policies and perform tuning as required	X

6.	Provide proactive management and reporting of storage resource efficiency and space requirements	X

7.	Maintain data set placement and manage catalogs	X

8.	Perform data backups and restores per established procedures and SLRs/SLAs	X

9.	Manage file transfers and other data movement activities	X

10.	Provide input processing (e.g., loading Third-Party tape, receipt and/or transmission of batch files)	X

11.	Support send and receive electronic data transmissions (e.g., EDI/EDE, FTP, and encrypted FTP)	X

12.	Provide data and records retention, archiving and destruction in accordance with Symetra policies	X

Enterprise System Administration Roles and Responsibilities		ACS	Symetra
1.	Develop and document enterprise computing systems requirements and policies		X

2.	Develop procedures for performing enterprise systems administration that meet requirements and adhere to defined policies	X

3.	Review and approve enterprise systems administration procedures		X

4.	Perform system administration activities (e.g., set up and manage user accounts, perform access control, manage files and disk space and manage transaction definitions)	X

5.	Perform system or component configuration changes necessary to support enterprise computing Services	X

6.	Perform server management and lifecycle activities consistent with the Cross-Functional Services Schedule 2A	X
3.1.2.2 Collaborative Computing Services
ACS will perform the collaborative computing Services and activities associated with the support of existing and future tools (e.g., MOSS, MS Exchange, web meetings, MS Office Communicator Services). These activities include the acquisition, installation, upgrades, maintenance, support and tuning of system software and utilities for optimal performance. The following table identifies the collaborative computing roles and responsibilities.
Table 3. Collaborative Computing Services Roles and Responsibilities

Collaborative Computing Services Roles and Responsibilities		ACS	Symetra
1.	Define collaborative computing policies and procedures and requirements		X

2.	Participate in defining and accept collaborative computing policies and procedures for collaborative computing functions (e.g., email, calendaring, and mail messaging delivery components)	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Collaborative Computing Services Roles and Responsibilities		ACS	Symetra
3.	Install, test, provide technical support, database administration and security administration for collaborative computing packages (e.g., mailbox administration, add/move/delete, mailbox permissions, creation of distribution lists and owners, creation/deletion of folders, folder owner permissions and ownership assignment, and folder replication management)	X

4.	Provide technical assistance and subject matter expertise support as required by Symetra staff and Third-Party solution providers	X

5.	Provide collaborative computing archiving (e.g., email archiving) to meet regulatory and compliance requirements	X

6.	Perform collaborative computing application upgrades (e.g., service packs and hot fixes dot releases)	X
3.1.2.3 Email Archiving and Reporting
The following table identifies the email archiving and reporting roles and responsibilities that ACS and Symetra shall perform.
Table 4. Email Archiving and Reporting Roles and Responsibilities:

Email Archiving and Reporting Roles and Responsibilities		ACS	Symetra
7.	Define policies requirements to ensure compliance with SEC and FINRA regulatory requirements.		X

8.	Provide email archiving to meet regulatory and compliance requirements.	X

9.	Provide technical support for archiving technologies (e.g., EMC EmailXtender/EmailXaminer support)	X

10.	Manage user groups controlling both e-mail archiving (e.g., EmailXtender) and e-mail supervision (e.g., EmailXaminer).	X

11.	Generate and deliver compliance reporting	X

12.	Requests to search the mail archive (discovery) will be submitted and approved through the standard Service Request process.		X

13.	Perform discovery tasks	X

14.	Provide quarterly reporting at a minimum but not limited to: archived e-mail user list, reviewer/reviewed configuration, and current lexicons.	X

15.	Provide updates to above report.		X
3.1.2.3 Remote Access Infrastructure
ACS will perform the remote access infrastructure Services and activities associated with the installation, management, operations, administration and support of data center infrastructure that supports remote access to computing facilities and services (e.g., Citrix, dial up, Internet connectivity, web-based mail, VPN concentrator, and extranet access). The following table identifies the remote access infrastructure roles and responsibilities.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Table 5. Remote Access Infrastructure Roles and Responsibilities

Remote Access Infrastructure Roles and Responsibilities		ACS	Symetra
1.	Define remote access policies and procedures		X

2.	Participate in defining and accept remote access policies and procedures	X

3.	Provide, manage, monitor and maintain remote access infrastructure (e.g., hardware, software, administration, security)	X

4.	Provide testing support for defined Symetra applications that will be made available via remote access facilities	X

5.	Provide technical assistance and subject matter expertise as required by Symetra infrastructure staff and ThirdParty solution providers for remote access products and solutions	X

6.	Perform system or component configuration changes necessary to support remote access infrastructure Services	X
3.1.2.4 Database Management
ACS will provide the database management Services and activities associated with the maintenance and support of databases contained in Schedule L of the Agreement (e.g., MS SQL server, IMS, and DB2). This includes responsibility for managing data, namely data set placement, database performance, and data recovery and integrity at a physical level. The following table identifies the database management roles and responsibilities. For this table, 3.1.2.4 specific roles and responsibilities that denote sub-categories for Microsoft SQL Server with Symetra identified as the responsible Party, Symetra will be the primary resource for that task, and ACS will provide secondary support as defined in the SDRM.
Table 6. Database Management Roles and Responsibilities

Database Management Roles and Responsibilities		ACS	Symetra
Database Management Roles and Responsibilities

1.	Install, configure and maintain database system Software to support the normal business operation of Symetra applications and other software components associated with databases	X

2.	Define authorization requirements for users, roles, schemas, etc. and approve change requests		X

3.	Provide security administration including managing role and user database permissions in accordance with Symetra policies	X

	a. Microsoft SQL Server		X

	b. All others	X

4.	Perform database restores from export dumps or backups	X

	a. Microsoft SQL Server		X

	b. All others	X

5.	Create/refresh development/test/QA databases from production data	X

6.	Execute authorization change requests	X

	a. Microsoft SQL Server		X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Database Management Roles and Responsibilities		ACS	Symetra
	b. All others	X

7.	Define database creation, configuration, upgrade, patches and refresh requirements		X

8.	Execute database creation, configuration, upgrades, patches and refresh	X

	a. Microsoft SQL Server		X

	b. All others	X

9.	Execute all database system level changes (initialization parameters)	X

	a. Microsoft SQL Server		X

	b. All others	X

10.	Recommend database tuning and changes	X

11.	Review and approve database tuning and changes, including working with Third Parties		X

12.	Execute all schema changes for all instances	X

	a. Microsoft SQL Server		X

	b. All others	X

13.	Define database data definition requirements for applications (MAC for tables, triggers, attributes, etc.)		X

14.	Execute database data definition requirements for applications (MAC for tables, triggers, attributes, etc.)	X

	a. Microsoft SQL Server		X

	b. All others	X

15.	Maintain documentation for all Database Instance parameters and system settings	X

	a. Microsoft SQL Server		X

	b. All others	X

16.	Maintain consistency of non-sizing and non-platform specific database parameters and system settings across all like Instances; consistency must be maintained according to established development to QA to production life cycle	X

	a. Microsoft SQL Server		X

	b. All others	X

17.	Define database definition and manipulation requirements for applications and developer schemas.		X

18.	Execute database data definitions for non-managed applications and developer schemas	X

	a. Microsoft SQL Server		X

	b. All others	X

19.	Define database performance and tuning parameters to keep database running at optimal performance for Symetra’s workload		X

20.	Execute database performance and tuning scripts and keep database running at optimal performance for Symetra’s workload

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Database Management Roles and Responsibilities		ACS	Symetra
	a. Microsoft SQL Server		X

	b. All others	X

21.	Define requirements for database reporting tools, management tools, and performance monitoring tools across all Database Instances		X

22.	Implement and administer appropriate database management tools across all Database Instances. Performance metrics and historical data must be available for trending and reporting over a minimum of 6 months	X

23.	Identify bottlenecks (e.g., locking conflicts, latch contention, and rollback requirements) for all Database Instances.	X

24.	Resolve locking conflicts, latch contention, rollback requirements, etc. for all Database Instances		X

25.	Provide technical assistance to Symetra applications developers		X

	a. Microsoft SQL Server		X

	b. All others	X

26.	Provide backup role to Symetra SQL database application developer(s) as requested	X

27.	Provide subject matter expertise to Symetra across all database platforms	X

28.	Provide data dictionary expertise, End-User data assistance, data warehouse metadata definition, data mapping functions and creation of data cubes		X

29.	Proactively monitor databases and generate automatic trouble tickets for problems	X

30.	Open, track, and manage to resolution all database problems	X

31.	Patch database software as needed according to established development to QA to production life cycle	X

32.	Manage technical platform (installation and maintenance), performance optimization, and software configuration of Symetra’s DB2 Connect platform	X

33.	Provide subject matter expertise to Symetra developer resources regarding the use and integration of DB2 Connect	X

34.	Provide database storage management	X

	a. Microsoft SQL Server		X

	b. All others	X

35.	Define database backup schedules, retention periods, levels (e.g., full, incremental, or differential)		X

36.	Execute Symetra’s database backup and recovery policies	X

Database Performance Roles and Responsibilities

37.	Monitor database performance and propose database performance tuning recommendations	X

38.	Review and approve database performance tuning recommendations		X

39.	Implement approved database performance tuning recommendations	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Database Management Roles and Responsibilities		ACS	Symetra
40.	Monitor Symetra application performance (e.g., query performance) and request related configuration changes.		X

41.	Implement requested application performance configuration changes.	X

Database Operating Standards and Best Practices

42.	Propose best practices for database configuration, security, and support required to achieve compliance to current and future Symetra mandated data protection standards (e.g., PCI, HIPAA, state and federal privacy regulations)	X

43.	Review and approve proposed best practices for database configuration, security, and support required to achieve compliance to current and future Symetra mandated data protection standards (e.g., PCI, HIPAA, state and federal privacy regulations)		X

44.	Implement approved best practices for database configuration, security, and support required to achieve compliance to current and future Symetra mandated data protection standards (e.g. PCI, HIPAA, state and federal privacy regulations)	X

45.	Propose best practices for a managed environment encompassing development, quality assurance, and production level database environments, including technical architecture, systems configuration, and database server configuration in line with Symetra database requirements.	X

46.	Review and approve proposed best practices for a managed environment encompassing development, quality assurance, and production level database environments, including technical architecture, systems configuration, and database server configuration.		X

47.	Implement approved best practices for a managed environment encompassing development, quality assurance, and production level database environments, including technical architecture, systems configuration, and database server configuration in line with Symetra database requirements.	X

48.	Propose best practices and solutions for managing data obfuscation of application data used in development and quality assurance environments per Symetra defined requirements.	X

49.	Review and approve proposed best practices and solutions for managing data obfuscation of application data used in development and quality assurance environments.		X

50.	Implement approved best practices and solutions for managing data obfuscation of application data used in development and quality assurance environments per Symetra defined requirements.	X

51.	Propose best practices for database replication services supporting capacity management, change audit, and feeding data warehouse and feeding of data mart platforms based on Symetra provided requirements.	X

52.	Review and approve proposed best practices for database replication services supporting capacity management, change audit, and feeding of data warehouse and data mart platforms		X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Database Management Roles and Responsibilities		ACS	Symetra
53.	Implement approved best practices for database replication services supporting capacity management, change audit, and feeding of data warehouse and data mart platforms.	X

54.	Propose best practices and solutions for cost effective storage management of Symetra database platforms in conjunction with Symetra performance and capacity requirements.	X

55.	Review and approve proposed best practices and solutions for cost effective storage management of Symetra database platforms.		X

56.	Implement approved best practices for cost effective storage management of Symetra database platforms.	X

57.	Provide best practices, implementation / configuration guidance, and subject matter expertise specific to Symetra in-scope database platforms (e.g., SQL, DB2, IMS, and VSAM best practices)	X

58.	Review and approve best practices specific to Symetra in-scope database platforms		X

59.	Implement best practices specific to Symetra in-scope database platforms	X

Database Documentation, Auditing and Performance / Capacity Reporting

60.	Define database technical documentation requirements (including content and frequency of updates)		X

61.	Produce and deliver database technical documentation per Symetra requirements	X

62.	Define database performance reporting requirements (including content and frequency of updates)		X

63.	Monitor, capture and report performance data per Symetra requirements	X

64.	Define database capacity reporting requirements (including content and frequency of updates)		X

65.	Monitor, capture and report capacity data per Symetra requirements.	X

66.	Define database audit reporting requirements (including content and frequency) for monitoring user activity across Symetra database properties		X

67.	Implement database audit reporting in accordance with Symetra requirements	X
3.1.2.4 Middleware Administration
Middleware administration Services are the activities associated with the maintenance and support of existing and future middleware products (e.g., IBM Websphere and Message Broker) that support the middleware needs of applications and Third Party connectivity and transactions. The following table identifies the middleware administration roles and responsibilities that ACS and Symetra will perform.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Table 7. Middleware Administration Roles and Responsibilities

Middleware Administration Roles and Responsibilities		ACS	Symetra
1.	Recommend Supplier standard middleware administration Services procedures	X

2.	Define authorization requirements (Interfaces, roles, objects) and approve change requests		X

3.	Implement middleware infrastructure level configurations	X

4.	Create, alter and delete application object changes	X

5.	Establish and maintain infrastructure level configuration and system parameters in a consistent manner across server environments	X

6.	Execute processes for the proper maintenance and functioning of middleware systems (e.g., load balancing, tuning, and configuration management)	X

7.	Provide requirements for message queues and data attributes (e.g., queue names and data structure)		X

8.	Execute authorization change requests	X

9.	Execute middleware creation, upgrade and refresh	X

10.	Execute all middleware system level changes (e.g., initialization parameters)	X

11.	Execute all object changes for all middleware instances	X

12.	Maintain consistent middleware parameters and system settings across all like middleware instances according to established development to QA to production life cycle	X

13.	Implement and administer appropriate middleware management tools across all middleware instances	X

14.	Provide middleware communication Software configuration, installation and maintenance	X

Message-Based Middleware

15.	Develop applications leveraging message based middleware		X

16.	Provide subject matter expertise to Symetra architecture services and development community regarding connectivity to and integration with Message Broker	X

17.	Provide subject matter expertise to Symetra architecture services and development community regarding flow development for Message Broker	X

18.	Provide subject matter expertise to Symetra architecture services and development community regarding message modeling for Message Broker	X

19.	Provide subject matter expertise to Symetra architecture and development community regarding packaging, deployment and migration for Message Broker	X

20.	Provide subject matter expertise to Symetra architecture and development community regarding testing and debugging for Message Broker leveraged applications	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Middleware Administration Roles and Responsibilities		ACS	Symetra
21.	Provide middleware product (e.g., IBM Websphere MQ Series) solution design and configuration services (including but not limited to: high availability, security, transaction integrity, event queues, logging, persistent messaging, point-to-point, publish/subscribe, etc) based on Symetra requirements.	X

22.	Perform middleware product (IBM Websphere MQ Series) systems administration (including but not limited to: installation and configuration, distributed queuing and clustered queue management, Operations — start/stop; message recovery; optimization, problem determination, security.	X

23.	Perform message broker product (e.g., IBM Websphere Message Broker) systems administration including but not limited to: planning; installation; migration, configuration-broker topology; other product integration; security configuration, Deployment/Administration/Operations-Configuration Proxy Mgr; script development; statistical/accounting data; service packs, backup; problem determination	X
Microsoft Office SharePoint Server (MOSS) 2007 Support
Perform Microsoft SharePoint Server Support in accordance with the Microsoft SharePoint Server Support Services Work Authorization 09-047, dated March 12, 2009 (excluding pricing), which is incorporated into this Schedule 2B as Appendix B.5 — Microsoft Office SharePoint Server Work Authorization 09047 (excluding pricing).
3.2 Exclusions
The following items are specifically excluded from this data center Services Schedule 2B:
None
4.0 Service Management
4.1 Objectives
A key objective of the Agreement is to attain Service Level Agreements (SLAs). The SLAs that are applicable to the data center Services are detailed in this Schedule 2B.
ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs/SLAs specified in this data center Services Schedule 2B.
4.2 Service Level Agreements (SLAs)
ACS must consistently meet or exceed the following SLRs. All times referenced are in Pacific Time.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Table 8. System Availability SLAs

Definition	System availability is defined as the availability of in-scope infrastructure components required to conduct the normal business operations of Symetra application systems; including mainframes and local and remote servers (e.g., CPU, memory, and internal storage), external storage, system software and network connection.

Availability will be measured based on the availability of each Symetra application to conduct the normal business operations.

Excludes scheduled maintenance window.

Pre-Scheduled Downtime Requirements	All pre-scheduled system downtime, unless otherwise agreed upon in advance by Symetra, will occur:

a.  For the systems with 24x7x365 requirements—all pre-scheduled maintenance shall be performed based on Symetra’s Change Management Procedures.

b.  For systems having non-24x7x365 requirements—pre-scheduled maintenance shall be performed outside of the normal system availability timeframe

	Service	Performance
System	Measure	Target	SLR
System availability — production systems	Availability	[***]	[***]
System availability — non-production systems	Availability	[***]	[***]
	Formula	As provided in the Spec Sheet
	Measurement Interval	As provided in the Spec Sheet
	Measurement tool	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Table 9. Batch Processing SLAs

Definition	Scheduled production batch: jobs include system setup, execution and completion of normally scheduled production batch jobs (e.g., marker jobs, print files, and EDI transactions)

Demand and test batch: jobs include time for system setup and initiation of job execution for ad-hoc requests, non-standard, and non-prescheduled batch jobs, (e.g., marker jobs, print files, and EDI transactions)
BATCH PROCESSING SLRs

Batch Processing	Service	Performance
Type	Measure	Target	SLR
Scheduled production batch — marker jobs (as defined in Symetra’s critical job list)	Per scheduled time	[***]	[***]
Scheduled production batch — All other batch jobs	Per scheduled time	[***]	[***]
Month end production batch	Per scheduled time	[***]	[***]
Demand production batch	Response time	[***]	[***]
	Formula	As provided in the Spec Sheet
	Measurement Interval	As provided in the Spec Sheet
	Measurement tool	As provided in the Spec Sheet
Table 10. General Administrative Functions SLAs

General
Administration		Performance
Functions	Service Measure	Target	SLR
Setup or modify job scheduler definition and dependencies	Response time	[***]	[***]
One time schedule change for existing scheduled jobs	Response time	[***]	[***]
	Formula	As provided in the Spec Sheet
	Measurement Interval	As provided in the Spec Sheet
	Measurement tool	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Table 11. Mid-Range and Mainframe System Administration SLAs

Definition	Actions by ACS for proactive monitoring and intervention to minimize capacity bottlenecks and activities required to implement ACS-approved system capacity and operational usage change requests.
Mid-Range and Mainframe System Administration SLAs

System		Performance
Administration Task	Service Measure	Target	SLR
Notification of sustained average daily CPU utilization	Notify Symetra when 15 day sustained avg. daily CPU utilization approaches 70% of installed processor capacity	[***]	[***]
Storage administration requests (allocate additional storage resources; administration requests for work packs, pools, etc.) via the standard Change Management Procedures	Response time	[***]	[***]
Capacity/performance trend analysis and reporting	Monthly measurement/analysis and periodic notification on resource utilization and trends for critical system resources	[***]	[***]
	Formula	As provided in the Spec Sheet
	Measurement Interval	As provided in the Spec Sheet
	Measurement tool	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Table 12. Database Administration SLAs

Definition	Performance of all database administration tasks including, but not limited to software installation, patching, performance monitoring and tuning, Instances creation and refresh, and recovery operations.

	Service	Performance
Description	Measure	Target	SLR
Instance creation and refresh	Response time	[***]	[***]
Create user ID, grants, revokes, create tablespace, other data definition requests	Response time	[***]	[***]
Schema changes and stored procedures	Response time	[***]	[***]
Delivery of Symetra database documentation, audit and performance/capacity reports.	Response time	[***]	[***]
	Formula	As provided in the Spec Sheet
	Measure Interval	As provided in the Spec Sheet
	Measurement tool	As provided in the Spec Sheet
4.3 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLAs in addition to the reports specified in this Data Center Services Schedule 2B.
5.0 Referenced Schedule 2B Appendices and Schedules
5.1 Referenced Data Center Schedule 2B Appendices

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

SOW Appendix	Description
B.1	Data Center Supported Hardware

B.2	Data Center Supported Software

B.3	Data Center Supported Databases

B.4	ACS Data Center Facilities

B.5	Microsoft Office SharePoint Server Work Authorization 09047 (excluding pricing)
5.2 Referenced Agreement Schedules

Agreement Schedule	Description
Schedule 2A	Cross-Functional Services SOW

Schedule 5	Fee Reductions

Confidential Information

Appendix B.1 — Data Center Supported Hardware

Vendor	Component	Description	MF or MR
STK /C	SL8500	ST SL8500	MF
STK /C	VSM-C	Virtual Tape Unit	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK B/C	9840B/C Tape Drive	9840 Tape Drive	MF
STK B/C	9840B/C Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	9840CL5 Tape Drive	9840 Tape Drive	MF
STK /C	LT02-S85	Tape Drive	MR
STK /C	LT02-S85	Tape Drive	MR
STK /C	LT02-S85	Tape Drive	MR

1	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Vendor	Component	Description	MF or MR
STK /C	LT02-S85	Tape Drive	MR
STK /C	LT02-S85	Tape Drive	MR
STK /C	LT02-S85	Tape Drive	MR
STK /C	LT02-S85	Tape Drive	MR

STK /C	STK9740	Tape Library	MF
STK /C	9741E	9741 Tower	MF
STK	9490LO1	9490 Tape Drive	MF
STK	9490LO1	9490 Tape Drive	MF
STK	9490LO1	9490 Tape Drive	MF
STK	9490LO1	9490 Tape Drive	MF

STK /C	Tape Drive Enclosure	Tape Drive Enclosure	MF
STK	4480L01	4480 Tape Drive	MF
STK /C	2511	Tape autoloader	MF
STK /C	2511	Tape autoloader	MF
STK	4480L01	4480 Tape Drive	MF

IBM	Communications CTLR	3174 11L	MF
IBM	Communications CTLR	3174 11L	MF
MF
IBM	2086-6440	z/890 Processor	MF
MF
EMC	EMC43 DMX1000	DASD Frame	MF

2	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Vendor	Component	Description	MF or MR
EMC	Clariion CX3	SAN Frame	MR
EMC	Clariion CX4	SAN Frame	MR
EMC	Centera	P8 Archiving Storage	MR
EMC	Centera	P8 DR Archiving Storage	MR
EMC	Centera	E-mail Archiving Storage	MR

3	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Large Server	Production	[***]	DL580 G2
Remain Physical Server	[***]	Physical Large Server	Non-Production	[***]	DL580 G3

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

4	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Physical Server	[***]	Physical Large Server	Non-Production	[***]	DL580 G3
Remain Physical Server	[***]	Physical Large Server	Non-Production	[***]	DL580 G3
Remain Physical Server	[***]	Physical Large Server	Production	[***]	DL580 G3
Remain Physical Server	[***]	Physical Large Server	Production	[***]	DL580 G3
Remain Physical Server	[***]	Physical Large Server	Production	[***]	DL580 G3
Remain Physical Server	[***]	Physical Large Server	Non-Production	[***]	DL580 G5
Remain Physical Server	[***]	Physical Large Server	Production	[***]	DL580 G5
Remain Physical Server	[***]	Physical Large Server	Non-Production	[***]	DL580 G5
Remain Physical Server	[***]	Physical Large Server	Production	[***]	DL580 G2
Remain Physical Server	[***]	Physical Large Server	Production	[***]	DL580 G2
Remain Physical Server	[***]	Physical Large Server	Production	[***]	DL580 G2
Remain Physical Server	[***]	Physical Large Server	Production	[***]	DL580 G2
Remain Physical Server	[***]	Physical Large Server	Production	[***]	DL580 G2
Remain Physical Server	[***]	Physical Large Server	Production	[***]	DL580 G2
Remain Physical Server	[***]	Physical Large Server	Production	[***]	DL580 G3
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	DL380 G4

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

5	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Physical Server	[***]	Physical Remote Office	Production	[***]	ML350
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	ML350
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	ML350
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	ML350
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	ML350
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	ML350
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	ML350
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	ML350
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	ML350
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	ML350
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	ML350
Remain Physical Server	[***]	Physical Remote Office	Production	[***]	ML350 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL360 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

6	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL580 G2
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	HP DL360 G4
New Physical Server	[***]	Physical Standard Server	Production	[***]	N/A
New Physical Server	[***]	Physical Standard Server	Production	[***]	N/A
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL360 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

7	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Physical Server	[***]	Physical Standard Server	Non-Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Non-Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Non-Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Non-Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Non-Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

8	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL360 G4

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

9	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL360 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

10	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

11	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

12	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

13	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL385
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	DL380 G4
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	DL380 G4
Remain Physical Server	[***]	Physical Standard Server	Production	[***]	DL380 G4
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

14	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

15	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

16	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

17	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

18	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

19	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

20	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

21	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Non-Production	[***]	N/A
Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

22	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Proposed Volume
Proposed Disposition	Server Name	Category	Server Type	Application	Model

Remain Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
New Virtual Instance	[***]	Virtual Server Instance	Production	[***]	N/A
Remain Physical Server	[***]	VMWare Host Server	Production	[***]	DL580 G4
Remain Physical Server	[***]	VMWare Host Server	Production	[***]	DL580 G4
Remain Physical Server	[***]	VMWare Host Server	Production	[***]	DL580 G4
Remain Physical Server	[***]	VMWare Host Server	Production	[***]	DL580 G4
Remain Physical Server	[***]	VMWare Host Server	Production	[***]	DL580 G4
Remain Physical Server	[***]	VMWare Host Server	Production	[***]	DL580 G4
Remain Physical Server	[***]	VMWare Host Server	Production	[***]	DL580 G4
Remain Physical Server	[***]	VMWare Host Server	Production	[***]	DL580 G4
Remain Physical Server	[***]	VMWare Host Server	Production	[***]	DL580 G4
Remain Physical Server	[***]	VMWare Host Server	Production	[***]	DL580 G4
Remain Physical Server	[***]	VMWare Host Server	Production	[***]	DL580 G4

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

23	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

24	Appendix B.1 — Data Center Supported Hardware These materials are considered confidential and proprietary

Appendix B.2 — Data Center Supported Software
Server Operating System Software
The following table lists supported server operating system software.

Vendor	Product	Version
Microsoft	Microsoft Windows 2000 Server	[***]
Microsoft	Microsoft(R) Windows(R) Server 2003, Enterprise Edition	[***]
Microsoft	Microsoft(R) Windows(R) Server 2003, Standard Edition	[***]
EMC	VMware Server Virtualization Software	[***]
NimSoft	Nimbus Server Monitoring Software	[***]
Blade Logic	BladeLogic Operations Manager	[***]
Metron	Athene Capacity Planning Software	[***]
EMC	Data Protector Advisor	[***]
EMC	NetWorker Backup Software	[***]
IBM	Websphere MQ	[***]
Oracle	Oracle database	[***]
IBM	FileNet P8	[***]
Tumbleweed	Tumbleweed SecureTransport	[***]
Citrix	XenApp	[***]
Microsoft	.Net Framework	[***]
	Unix (backup software; FTP)	[***]
Security Software
The following table lists security-related software.

Vendor	Product	Version
Novell	Novell Identity Management/w Password Management	[***]
* Mtech	P-Synch Used until replaced with Novell Password Management	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

1	Appendix B.2 — Data Center Supported Software
These materials are considered confidential and proprietary

Vendor	Product	Version

RSA	enVision	[***]
McAfee	Anti-Virus, Anti-Spyware, and Desktop Fire-wall (only for servers)	[***]
RSA	RSA SecurID	[***]
McAfee	Anti-Virus, Anti-Spyware for Desktop	[***]
McAfee	SafeBoot disk encryption	[***]
InfoExpress	CyberArmour Desktop Fire-wall for Desktop	[***]
InfoExpress	CyberGatekeeper – Access point and the corporate network	[***]
Critical Watch	FusionVM	[***]

*	To be replaced with Novell identity manager during the transformation period.
Software for zSeries Mainframe Systems
The following table lists supported software products for zSeries mainframe systems.

Vendor	Product	Version

Allen Systems ASG	JclPrep	[***]
Allen Systems ASG	Tmon / CICS	[***]
Allen Systems ASG	Tmon / DB2	[***]
Allen Systems ASG	Tmon / z/OS	[***]
Allen Systems ASG	TMON Strategic Services	[***]
bTrade	COMM-PRESS (TDCompress) [now TDAccess]	[***]
BMC	Catalog Manager DB2	[***]
BMC	Change Manager DB2	[***]
BMC	CONTROL-D	[***]
BMC	DASD MANAGER PLUS DB2	[***]
BMC	DATABASE ADMINISTRATION DB2	[***]
BMC	DATABASE INTEGRITY PLUS IMS	[***]
BMC	MAXM Reorg/Online IMS	[***]
BMC	POINT CHECKER PLUS IMS	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

2	Appendix B.2 — Data Center Supported Software
These materials are considered confidential and proprietary

Vendor	Product	Version

BMC	Snapshot Upgrade for IMS	[***]
BMC	ULTRAOPT IMS	[***]
CA	ACF2	[***]
CA	ACF2/DB2	[***]
CA	ACF2/IMS	[***]
CA	CA-1: TMS	[***]
CA	CA-1: Copycat	[***]
CA	CA-CCS/CAIRIM	[***]
CA	CA-CCS/ENF BASE	[***]
CA	CA-CCS/ENF CCI	[***]
CA	CA-CCS/ENF CICS	[***]
CA	CA-CCS/ENF DB2	[***]
CA	DATAMACS
CA	CA-DMS Detector	[***]
CA	CA-DMS Plan Analyzer	[***]
CA	Endevor/MVS (ALM backend)	[***]
CA	Endevor External Security Feature	[***]
CA	Endevor Parallel Development Manager	[***]
CA	ESP mSeries Workload Manager	[***]
CA	Multi-Image Manager	[***]
CA	Netspy	[***]
CA	OPS/MVS/Base	[***]
CA	CAPEX-Optimizer
CA	View Base	[***]
CA	View Tso/ISPF/SPF	[***]
CA	View ERO	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

3	Appendix B.2 — Data Center Supported Software
These materials are considered confidential and proprietary

Vendor	Product	Version
CA	Vision:Results (DYL280)	[***]
CA	Vision:Results DB2	[***]
CA	Vision:Sixty (DYL260)	[***]
CA	Vision:Report	[***]
Chicago Soft	QuickRef	[***]
Compuware	Enterprise Common Components	[***]
Compuware	File Aid MVS	[***]
Compuware	File-AID for IMS	[***]
Compuware	License Management Service	[***]
Compuware	Shared Services	[***]
Compuware	Xpediter/CICS	[***]
Compuware	Xpediter/TSO	[***]
Compuware	Xpediter/IMS	[***]
DTS Software	Space Recovery System (ACC/SRS)	[***]
Freeware	PDS	[***]
IBM	CICS/TS	[***]
IBM	DB2	[***]
IBM	IMS for z/OS	[***]
IBM	IMS BTS	[***]
IBM	MQSeries	[***]
IBM	OS	[***]
IBM	Tivoli License Compliance Manager for z/OS (formerly Isogon Soft Audit)	[***]
IBM (Candle)	CL/Supersession	[***]
IBM	QMF	[***]
IBM	SDF II	[***]
Infogix Inc.	ACR/Detail	[***]
Infogix Inc.	ACR Summary	[***]
Infotel	InfoPak / IMS	[***]
Innovation Data	FDR/ABR/DSF/CPK	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

4	Appendix B.2 — Data Center Supported Software
These materials are considered confidential and proprietary

Vendor	Product	Version
LRS	LRS Server (VSV)	[***]
LRS	VPS TCP/IP Base / PCL	[***]
LRS	VMCF/TSO	[***]
Macro4 Inc	Dumpmaster MVS	[***]
Macro4 Inc	INSYNC MVS (ISPF T.I)	[***]
Merrill Consultants	MXG	[***]
Metron	Athene Capacity Planning Software	[***]
M-tech	PSYNC	[***]
New Era Software	Stand Alone Edit (SAE)	[***]
Princeton Softech	OPTIM for DB2 (DB2 Relational Tools)	[***]
Princeton Softech	Version Merger	[***]
Quailstone Software	COPYMACS (aka USCCOPY)	[***]
SAS	BASE	[***]
Serena Software	Comparex	[***]
SPC	COBOL Level 2 Report Writer for OS/390	[***]
Sterling Commerce	Connect: Direct	[***]
STK	EXLM	[***]
STK	HSC	[***]
SYNCSORT	Syncsort z/OS	[***]
Tone Software	DYNA-STEP	[***]
Tone Software	OMC-Flash (Flasher)	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

5	Appendix B.2 — Data Center Supported Software
These materials are considered confidential and proprietary

Appendix B.3 — Data Center Supported Databases

Database	Notes
[***]	z/OS -Production DB2 on SYSA
[***]	z/OS -Test DB2 on SYSB
[***]	z/OS-Production DB2 on SYSA
[***]	z/OS -Development DB2 on SYSA
[***]	z/OS -Development DB2 on SYSA
[***]	z/OS -Development DB2 on SYSA
[***]	z/OS-Production IMS on SYSA
[***]	z/OS-Test IMS on SYSA

Oracle	Server	Database	Instance
Oracle Instances
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

SQL
Server	Instance	Application	Database
[***]
	TUN	[***]	[***]
	1434	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

1	Appendix B.3 — Data Center Supported Databases
These materials are considered confidential and proprietary

SQL
Server	Instance	Application	Database
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

2	Appendix B.3 — Data Center Supported Databases
These materials are considered confidential and proprietary

SQL
Server	Instance	Application	Database
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
	ANON	[***]	[***]
	13428	[***]	[***]
		[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

3	Appendix B.3 — Data Center Supported Databases
These materials are considered confidential and proprietary

SQL
Server	Instance	Application	Database
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
	MSSQL	[***]	[***]
	1433	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

4	Appendix B.3 — Data Center Supported Databases
These materials are considered confidential and proprietary

Server	Instance	Application	Database
[***]
	ANON	[***]	[***]
	13428	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
	—	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
	TUN	[***]	[***]
	1434	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

5	Appendix B.3 — Data Center Supported Databases
These materials are considered confidential and proprietary

Server	Instance	Application	Database
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
	MSSQL	[***]	[***]
	1433	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

6	Appendix B.3 — Data Center Supported Databases
These materials are considered confidential and proprietary

Server	Instance	Application	Database
[***]
	COGNOS	[***]	[***]
	1434	[***]	[***]
		[***]	[***]
		[***]	[***]
	LAWSON	[***]	[***]
	1435	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

Server	Instance	Application	Database
[***]
	TAC	[***]	[***]
	1434	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
	MSSQL	[***]	[***]
	1433	[***]	[***]
		[***]	[***]
		[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

7	Appendix B.3 — Data Center Supported Databases
These materials are considered confidential and proprietary

Server	Instance	Application	Database
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
IMPACT
	1435	[***]

Server	Instance	Application	Database
[***]
	MSSQL	[***]	[***]
	1433	[***]	[***]
		[***]	[***]
		[***]	[***]

Server	Instance	Application	Database
[***]
	MSSQL	[***]	[***]
	1433	[***]	[***]
		[***]	[***]
		[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

8	Appendix B.3 — Data Center Supported Databases
These materials are considered confidential and proprietary

Server	Instance	Application	Database
[***]
	MSSQL	[***]	[***]
	1433	[***]	[***]
		[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

9	Appendix B.3 — Data Center Supported Databases
These materials are considered confidential and proprietary

Appendix B.4 — ACS Data Center Facilities
Hillsboro Data Center
ACS’ data center in Hillsboro, Oregon, is a single-tenant facility located approximately 14 miles west of downtown Portland. The facility has 84,610 square feet and was the first data center in the United States to become BS15000-certified. Now known as ISO/IEC 20000, this is the first worldwide standard specifically aimed at IT service management. Based on BS15000, ISO/IEC 20000 describes an ITIL-based integrated set of management processes for the effective delivery of IT best practices. The Hillsboro Data Center supports server hosting, WAN and Internet access, and mainframe hosting services for nationally recognized corporations serving the consumer goods and financial industries. The Hillsboro facility supports z/OS systems using a wide variety of third-party products, including the ACS standard tool set. These tools are products marketed by CA, IBM, ASG, and the majority of vendors competing in the mainframe space. The Hillsboro facility supports 2,212 MIPS and 1,325 TB of DASD.
Physical Security
Access to the Hillsboro facility is strictly controlled through several sophisticated physical security systems and procedures. The operations staff monitors the security system 24x7 with an enterprise-class monitoring system. Access into the data center is controlled by a security guard during normal business hours; after business hours, access is by card reader only.
Infrastructure Redundancy
Hillsboro has an N+1 generator system and an N+1 UPS system single utility feed, and is a Tier II data center.
Backup Power
All computer, data communications, and environmental equipment are served with sophisticated power conditioning equipment to prevent disruptions in service from exterior power fluctuations. Additionally, all vital system components are attached to an uninterruptible power supply (UPS) system that provides power monitoring and line conditioning, as well as automatic switching to a battery system and transfer to emergency generators.

1	Appendix B.4 — ACS Data Center Facilities
These materials are considered confidential and proprietary

HVAC
CRAC units have redundant compressors for fault tolerance and to ensure constant cooling capabilities to the installed equipment.
Network Connectivity
Hillsboro network connectivity consists of Gb Ethernet service from Time Warner Telecom and Verizon Business, OC-48 service from Time Warner Telecom and Verizon Business, and OC-12 service from Verizon Business.

2	Appendix B.4 — ACS Data Center Facilities
These materials are considered confidential and proprietary

Appendix B.5 – Micros oft Office SharePoint Server Work Authorization 09047
Please refer to the Symetra MOSS Support SOW (imbedded file below), which is part of the current Symetra support agreement.

1	Appendix B.5 — Microsoft Office SharePoint Server Work Authorization 09047
These materials are considered confidential and proprietary

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
Microsoft Office SharePoint Server Support
Microsoft Office Sharepoint Server Support
FOR
Symetra Life Insurance Company (Symetra)
and
Affiliated Computer Services (ACS)
March 2009

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
Microsoft Office SharePoint Server Support

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
Microsoft Office SharePoint Server Support
1.0	Overview and Business Objectives
1.1	Services Overview

ACS will manage Microsoft Office SharePoint Server (MOSS) and all related Microsoft technologies. This includes the management and monitoring of the physical and logical infrastructure as well as certain aspects of configuration and administration as outlined in the Roles and Responsibilities. Symetra will be responsible for the build-out of individual applications or sites within the MOSS infrastructure. ACS will be required to provide and support MOSS within Symetra’s production, quality assurance, and development computing environments. These environments should support the build-out of collaborative team and project sites on the MOSS platform using both out-of-the-box functionality and custom components. This environment will provide for both internal and external access to the resulting sites and will need to provide full item-level restore and migration capability.

In addition to the Services described in this SOW, ACS is responsible for providing the Services described in all SOWs within the scope of the Agreement as it relates to the requirements outlined in this SOW, e.g. all SLR’s currently in effect regarding Availability will be in effect for MOSS. Access Management controls to infrastructure and applications will follow the Roles and Responsibilities as detailed in the previously mentioned SOWs.
1.2	Service Objectives
a)	Item level back-up and restore requirements (at a minimum all Backup and Recovery requirements as detailed in the ITSA will be met as well as those cited below):

b)	The MOSS backup and restore process must support restoring at any level from the entire farm down to the individual list item level while maintaining all metadata. The process must also allow for restoring items and their metadata without requiring a restore of the next higher item. For example, restoring a sub-site should not require restoring the parent site. In addition, the process must allow out-of-place restores in order to accommodate organizational changes.

c)	Identify, implement and manage the hardware infrastructure needed to support MOSS based on Symetra’s current and future business needs.

d)	Ongoing configuration and administration of the MOSS product at the infrastructure level (e.g. farm, web apps, site collection, and shared service providers).

e)	Deployment and management of new custom features via a standard code promotion process.

f)	All changes to the infrastructure or application will follow normal ACS/Symetra Change and Incident Management processes.

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
Microsoft Office SharePoint Server Support
g)	Enhanced reporting to ensure proper monitoring and transparency to meet Symetra’s audit, security and regulatory requirements and compliance. 2.0 Service Environment
2.0	Service Details
2.1	Scope of the Services to be Supported or Provided
2.1.1	Hardware and Software

Microsoft Office SharePoint Server and related Microsoft technologies
2.1.2	Personnel
a)	ACS will be responsible for staffing to meet the SLRs/SLAs set forth in this SOW and added in the future.

b)	ACS will ensure skills currency and MOSS subject matter expertise in the areas of MOSS infrastructure, configuration, and management for staff responsible for deploying, managing and maintaining the Symetra MOSS environment.
2.1.3	Policies, Procedures and Standards

None identified at this time.
2.1.4	Agreements and Licenses

MOSS software is identified in Schedule L as an ACS supported application.
2.2	Baseline Information

Table 1-Baseline Information

Item	2009	2010	2011	Comments
Total PRD site collections	[***]	[***]	[***]
Total PRD web farms	[***]	[***]	[***]
Total PRD web applications	[***]	[***]	[***]
Total PRD MySites	[***]	[***]	[***]
Baseline volumes have been used to estimate the scale of support required. Should the baseline volumes exceed the planned use, the parties agree to review the support model in good faith to resolve any discrepancies between planned and actual usage.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
Microsoft Office SharePoint Server Support
3.0 Microsoft Office SharePoint Server Support Requirements
3.1 General Responsibilities
The following table identifies general roles and responsibilities associated with this SOW. An “X” is placed in the column under the party that will be responsible for performing the task. ACS responsibilities are indicated in the column labeled “ACS ”.
3.2 Overall Roles and Responsibility
ACS and Symetra will perform the roles and responsibility as detailed below to ensure the proper and successful deployment, development, management, administration, performance, enhancement, upgrade and ongoing maintenance of Subject in File Properties. These Roles and Responsibilities are in addition to all Roles and Responsibilities detailed in the ITSA and Attachments.
     Table 2-Roles and Responsibility

Roles and Responsibilities		ACS	Symetra
Capacity and Performance Management
1.	Ongoing monitoring of application use and performance; hardware capacity; including but not limited to system logs; CPU utilization; server disk space; and memory based on ACS best practices.	X
2.	Analyze and forecast resource requirements	X
3.	Propose technical and architectural changes to optimize MOSS environment utilizing resource consumption and trends.	X
4.	Review and approve recommendation		X
5.	Implement recommendation	X
6.	Resolve system problems according to normal Incident Management processes.	X
7.	Review and analyze system logs and propose corrective action.	X
8.	Review and approve proposed corrective actions.		X
9.	Implement corrective actions	X
10.	Propose enhancements to correct performance problems.	X
11.	Symetra review and approval of proposed enhancements		X
12.	Implement approved enhancements	X
MOSS Application Management
1.	Identify availability of Upgrades.	X
2.	Perform risk analysis of Upgrades.	X
3.	Review and acceptance of risk analysis.		X
4.	Develop Upgrade plans and test plans.	X

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
Microsoft Office SharePoint Server Support

Roles and Responsibilities		ACS	Symetra
5.	Approve Upgrade plans as well as test plans.		X
6.	Install Upgrade in DEV in accordance with Symetra’s Change Management processes.	X
7.	Test Upgrade in DEV.		X
8.	Review and approve DEV test results		X
9.	Install Upgrade in QA in accordance with Symetra Change Management processes.	X
10.	Test Upgrade packages and patches in QA.		X
11.	Approve QA system Upgrade test results.		X
12.	Approve Upgrade for Production.		X
13.	Install Upgrade in Production. in accordance with Symetra Change Management processes.	X
14.	Verify Upgrade in Production.		X
15.	Update technical documentation reflecting changes resulting from the implementation of the Upgrade.	X
MOSS Site Development and Management
1.	Define business requirements, e,g. master and content page changes for site collections, enhanced MOSS features (e.g.,search, business data catalog, e-forms)		X
2.	Propose solutions to meet Symetra’s requirements.	X
3.	Approve solution.		X
4.	Implement, create and manage approved solution.	X
5.	Export / import / migrate sites & site content based on requirements.	X
6.	Manage site collection usage reports.	X
7.	Manage site usage reports.		X
8.	Create site collections as requested by Symetra	X
9.	Create sites and workspaces as requested by Symetra	X
10.	Grant initial administrator rights for sites and workspaces	X
11.	Configure and manage site level security to comply with Symetra requirements.		X
12.	Create and manage site configuration and content		X
13.	Manage site collection Recycle Bin.	X
14.	Restore from site collection Recycle Bin.	X
15.	Manage site Recycle Bin.		X
16.	Restore from site Recycle Bin.		X
17.	Backup from MOSS in accordance with current contractual Backup and Restore requirements	X
18.	Restore to MOSS in accordance with current contractual Backup and Restore requirements	X

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
Microsoft Office SharePoint Server Support

Roles and Responsibilities		ACS	Symetra
19.	Manage blocked file types.	X
20.	Identify reporting requirements		X
21.	Provide reporting solutions to meet Symetra’s reporting requirements	X
4.0	Service Management
4.1	Objectives

No specific Service Level Requirements for this SOW have been identified at this time. All aspects of this SOW will be subject to and included in all of the current Symetra Service Level Requirements across all Service Towers.
4.2	Definitions
The following defined terms shall apply to this SOW:

Farm — All MOSS services and components on all servers

Web Application — The IIS hosting application for MOSS site collections and Shared Services Providers

Shared Services Provider (SSP) — A collection of farm services that are available to and consumed by the associated Web applications and site collections

Site Collection — A group of Web sites with the same owner and administrative settings

Site — An individual site within a site collection

Upgrades — includes major and interim version releases (including service packs) for MOSS, Windows SharePoint Services (WSS) and related modules or components. Upgrades also include major patches not currently covered under established SMS patching processes.

SCHEDULE 2C
DISTRIBUTED COMPUTING SERVICES SOW
[Attached Hereto]
SCHEDULE 2C

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
Schedule 2C
Distributed Computing Services Sow
for
Symetra Life Insurance Company (Symetra)
AUGUST 1, 2009
Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

1.0 Distributed Computing Services Overview and Business Objectives	2

1.1 Services Overview	2

1.2 Service Objectives	2

2.0 Service Environment	3

2.1 Scope of the Infrastructure to be Supported	3

3.0 Distributed Computing Support Services Requirements	3

3.1 Service Descriptions and Roles and Responsibilities	3

4.0 Service Management	10

4.1 Objectives	10

4.2 Service Level Agreements (SLAs)	10

4.3 Reports	12

5.0 Referenced Schedule Appendices and Agreement Schedules	12

5.1 Referenced Schedule 2C Appendices	12

5.2 Referenced Agreement Schedules	12

List of Tables

Table 1. General Roles and Responsibilities	5
Table 2. Core Software Build and Deployment Roles and Responsibilities	7
Table 3. Symetra Application Software Build and Deployment Roles and Responsibilities	8
Table 4. Operations and Administration Roles and Responsibilities	8
Table 5. Install, Moves, Adds, Changes (IMACs) Roles and Responsibilities	9
Table 6. Install, Moves, Adds and Changes (IMACSs)— Workstations Peripherals, and Distributed Servers	11
Table 7. Software Installation SLA	11
Confidential Information
Page ii

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
1.0 Distributed Computing Services Overview and Business Objectives
1.1 Services Overview
Distributed computing Services are the Services and activities detailed in this Distributed Computing Services Schedule 2C required to provide and support Symetra distributed computing infrastructure. ACS shall provide and support distributed (i.e., non-data center) infrastructure that includes all ACS supported servers, storage devices, workstations, printers, multi-function devices and system software and applications that are attached to the local-area network (LAN) as well as portable and standalone personal computing and other End-User devices.
As depicted in Figure 1 below, in addition to the Service described in this Schedule 2C, ACS is responsible for providing the Services described in Schedule 2A — Cross Functional Services SOW. Figure 1 depicts the relationship between the Cross Functional Services SOW, and all Schedules within the scope of this Agreement.
Cross Functional SOW

Data	Distributed	Data	Voice	Help Desk	Output	Content
Center	Computing	Network	Comm.	Services	Processing	Management
Services	Services	Services	Services	SOW	Services	Services
SOW	SOW	SOW	SOW		SOW	SOW
Figure 1: Service Towers with Cross Functional View
1.2 Service Objectives
The following are the key high-level Service objectives Symetra expects to achieve through outsourced distributed computing Services and this Schedule 2C:
■	Meet Symetra business needs for highly available, reliable, and secure Services

■	Acquire and maintain distributed computing Services that achieve the SLRs

■	Improve distributed computing and desktop service/support levels

■	Improve End-User productivity

■	Standardize the distributed computing and desktop environment (hardware and software)

■	Improve security, data management and backup in the distributed environment

■	Improve asset management and control

■	Improve total cost of ownership management

■	Support business initiatives

■	Achieve the SLRs/SLAs specified in Section 4 of this Schedule 2C
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
2.0 Service Environment
2.1 Scope of the Infrastructure to be Supported
The following sub-sections specify the appendices and other relevant materials containing details of the distributed computing Services environment to be supported and complied with. Service environment appendices are to be maintained and reviewed with Symetra by ACS and made available to Symetra on a quarterly basis.
ACS will provide distributed computing Services for all Symetra employees and locations.
2.1.1 Hardware and Software
a.	A listing and description of hardware to be supported is provided in Appendix C.1 -Distributed Computing Hardware.

b.	A listing and description of the software and utilities to be supported is provided in Appendix C.2 — Distributed Computing Software.

c.	A listing and description of core images to be supported is provided in Appendix C.3 — Distributed Computing Core Images.
2.1.2 Service Locations
a.	A description of the Symetra Sites for which ACS will provide distributed computing Services is provided in Attachment B of the Agreement.
2.1.3 Personnel
a.	ACS will be responsible for providing qualified, and appropriately certified, staffing for the distributed computing Services environment as required to perform the Services required hereunder in accordance with the SLRs/SLAs set forth in this Schedule 2C.
3.0 Distributed Computing Support Services Requirements
3.1 Service Descriptions and Roles and Responsibilities
In addition to the Services, activities, and roles and responsibilities described in Schedule 2A -Cross Functional Services SOW, distributed computing Services include the following Services, activities and roles and responsibilities.
3.1.1 Distributed Computing Services
The distributed computing Services provided by ACS under this Schedule 2C include End-User device provisioning and support required by Symetra End-Users, including the following:
a.	Services:
–	Procurement services

–	IMAC

–	Operational monitoring, as needed
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
–	Problem determination and resolution

–	Technical support and Break/Fix

–	Software deployment and management
b.	File/Print/Storage Services:
–	Procurement services

–	Data storage, backup and recovery

–	Network-attached printer support

–	Local application servers

–	Remote server administration

–	Problem determination and resolution

–	Technical support as needed
c.	Symetra Headquarter Workstation/End-User Services (e.g., locally attached desktop computer, laptop computers, printers, accessory cables and workgroup hubs/switches, scanners, fax machines, multi-function devices, standardized personal digital assistant (PDA) devices, CD/DVD burners and integrated machines, and LCD)
–	(IMACs

–	Operational monitoring, as needed

–	Commercially available system and productivity software deployment and management

–	Problem determination and resolution

–	Technical support and Break/Fix as needed

–	Management and distribution of Symetra approved standard image and related Symetra approved software

–	Hardware deployment

–	Excludes physical office relocations
d.	Remote Location Workstation/End-User Services (e.g., locally attached desktop computer, laptop computers, printers, scanners, fax, multi-function devices, standardized personal digital assistant (PDA) devices, facsimile machines, CD/DVD burners and integrated machines, and LCD)
–	(IMACs, excluding physical office relocations

–	Operational monitoring, as needed

–	Problem determination and resolution

–	Technical support and Break/Fix as needed

–	Commercially available system and productivity software deployment and management
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
–	Management and distribution of Symetra approved standard image and related Symetra approved software

–	Hardware deployment
e.	Storage Services: Storage Services include the hardware, software and staff resources necessary to meet Symetra requirements for storing non-shared and shared information on Symetra’s distributed servers.

f.	Desktop Applications Services: Desktop application Services include the IT resources necessary to support business productivity software. Included are personal productivity and office applications services (in accordance with Symetra policies), and other basic IT resources necessary to meet the End-User requirement for performing typical office and business functions using commercially developed applications and office suites.

g.	Electronic Mail (e-mail) Services: Support of distributed components of centralized email Services (see Schedule 2B — Data Center SOW). This includes support for distributed e-mail applications, e-mail servers, wireless messaging (e.g., BlackBerry), End-User support and e-mail authorized End-User account management.

h.	Remote Access Services - Employees: Remote access support Services are the Services to support remote access hardware and software for Symetra employees in remote or home locations (e.g., VPN services).

i.	Remote Support — Remote support Services allows ACS Level 2 support technicians to manage desktop devices and software remotely whenever possible to remotely resolve tickets escalated from the help desk. This includes maintaining and troubleshooting the desktop operating system and supported desktop applications electronically to minimize the need to dispatch technical personnel or ship equipment for services, based on Symetra’s established policies and procedures.

j.
The following tables identify each Party’s roles and responsibilities associated with this Schedule 2C. An “X” is placed in the column under the Party that is responsible for performing the applicable task. As part of the Services, ACS shall perform all of the roles and responsibilities that are ACS obligations, as denoted by an “X” in the ACS column set forth in this Schedule 2C.
3.1.2 General Responsibilities
The following table identifies general roles and responsibilities associated with this Schedule 2C.
Table 1. General Roles and Responsibilities

General Roles and Responsibilities		ACS	Symetra
1.	Define desktop/End-User requirements		X

2.	Recommend Services and standards for supporting the desktop/End-User	X

3.	Approve services and standards for supporting the desktop/End-Users		X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

General Roles and Responsibilities		ACS	Symetra
4.	Procure desktop and laptop hardware and software and peripherals.		X

5.	Deploy and manage desktop and laptop hardware and software (e.g.. operating system, standard image, personal productivity and office automation software and services) in accordance with Symetra policies (e.g., desktop/laptop lifecycle, inventory, and End-User assignment polices) and cross-functional services (e.g., acquisition and management Services)	X

6.	Procure and own network-attached servers, storage devices and peripherals	X

7.	Deploy and manage network-attached servers, storage devices and peripherals	X

8.	Procure locally attached printers, storage devices and miscellaneous peripherals		X

9.	Deploy and manage locally attached printers, storage devices and miscellaneous peripherals	X

10.	Provide storage Services for distributed servers	X

11.	Support distributed components of centralized email Services provided through Data Center Services SOW	X

12.	Provide and support remote access Services for Symetra employees in remote or home locations	X

13.	Provide Level 2 support for supported core software (e.g., personal productivity and office automation software)	X

14.	Provide Level 2 support for Symetra business applications (e.g., ViewStar and Cognos)		X

15.	Provide Level 2 support of standard image components required for Symetra business applications	X

16.	Provide desktop Break/Fix and Level 2 hardware and system software support as coordinated through the Help Desk	X

17.	Provide server break/fix and Level 2 hardware and system software support as coordinated through the Help Desk	X

18.	Provide Level 2 technical support of audio-visual technology in conference rooms and training rooms identified by Symetra	X

19.	Provide Level 3 and Break/Fix technical support of audio-visual technology in conference rooms and training rooms identified by Symetra		X

20.	Evaluate and recommend desktop-related technology upgrades or refreshes	X

21.	Review and approve technology upgrades or refresh plans prior to implementation		X
3.1.3 Core Software Build and Deployment Services
ACS will perform the core Software build deployment Services associated with the provision of distributed computing infrastructure. Core Software consists of the suite of Software programs used to build a Symetra-defined standard image(s) for a supported device type (e.g., operating system Software, office productivity and messaging Software). The following table identifies the core Software build and deployment roles and responsibilities.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
Table 2. Core Software Build and Deployment Roles and Responsibilities

Core Software Build and Deployment Roles and Responsibilities		ACS	Symetra
1.	Recommend core Software deployment/management policies and procedures	X

2.	Review and approve core Software deployment/ management policies and procedures		X

3.	Provide technical assistance for defining core image(s) specifications for desktop, laptop and servers	X

4.	Specify proprietary requirements for Symetra core image(s) for desktop and laptop systems.		X

5.	Approve standard core image(s) specifications		X

6.	Build core Software server image(s)	X

7.	Build core Software desktop image(s)	X

8.	Package and test for distribution and fallback	X

9.	Test functionality of approved distribution		X

10.	Approve package for distribution		X

11.	Provide necessary utilities/tools to maintain and ensure compliance with core image(s) Software deployment/management policies and procedures	X

12.	Manage deployment efforts using formal project management tools, methodologies and standards (e.g., ITIL change and configuration management practices)	X

13.	Deploy core images (desktop, laptop, servers)	X

14.	Provide and administer Software distribution services (e.g., automated tool, procedures, reporting)	X

15.	Restore the End-User’s core image with their unique application set and network connections as needed	X

16.	Develop scripts and macro programs to automate standard Symetra processes as appropriate (e.g., upgrading desktop images)	X

17.	Develop, implement, and maintain macro programs for Symetra standard distributed computing applications and processes	X

18.	Conduct deployment reviews and provide results to Symetra	X

19.	Review and approve results of deployment reviews		X
3.1.4 Symetra Application Software Build and Deployment Services
ACS will perform the Software build and deployment Services associated with the provision of Symetra application Software. Application Software consists of non-core Software packages (e.g., COTS applications, and Symetra custom developed applications).The following table identifies the Symetra application Software build and deployment roles and responsibilities
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
Table 3. Symetra Application Software Build and Deployment Roles and Responsibilities

Symetra Application Software Build and Deployment Roles and Responsibilities		ACS	Symetra
1.	Recommend application Software deployment/management policies and procedures	X

2.	Review and approve application Software deployment/management policies and procedures		X

3.	Provide technical assistance for defining Symetra application Software image specifications	X

4.	Approve Symetra application image specifications		X

5.	Build Symetra application image		X

6.	Package and test for distribution and fallback	X

7.	Test functionality of approved distribution		X

8.	Approve package for distribution		X

9.	Manage deployment efforts using formal project management tools, methodologies and standards (e.g., Change Management Procedures and ITIL configuration management practices)	X

10.	Deploy Symetra application images	X

11.	Provide and administer Software distribution Services (e.g., tools, procedures and reporting)	X

12.	Conduct deployment reviews and provide results to Symetra	X

13.	Review and approve results of deployment reviews		X
3.1.5 Operations and Administration
ACS is responsible for providing a number of operations and administration Services. Operations and administration Services include the activities associated with the day-to-day management of the installed systems and Software environment. The following table identifies the operations and administration Services roles and responsibilities that are specific to this Schedule.
Table 4. Operations and Administration Roles and Responsibilities

Operations and Administration Roles and Responsibilities		ACS	Symetra
1.	Relocation of equipment for interoffice moves.		X

2.	Provide on-site technical support to End-Users for maintenance and Break/Fix activities	X

3.	Coordinate with the help desk, and all other necessary Third Parties and Symetra support organizations and End-Users to manage all on-site technical support requests to resolution and closure (e.g., scheduling deskside support)	X

4.	Perform domain/operating system administration support activities (e.g., file and print sharing, logon user-id and password maintenance) for all managed servers (e.g., file/print and email)	X

5.	Purchase and manage paper/forms/consumables		X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

Operations and Administration Roles and Responsibilities		ACS	Symetra
6.	Install consumables for printers		X

7.	Install paper/forms for printers		X

8.	Remove desktop/End-User device print jobs and place in output bins, courier and/or mail		X

9.	Distribute desktop/End-User device print jobs to user locations		X

10.	Manage user accounts, disk space quotas and access control (e.g., OS, database, middleware, file systems and disk space, etc.)	X

11.	Provide support for Symetra approved personal digital assistants (PDAs)	X

12.	Provide Level 2 remote support for remote workers using Symetra standard equipment at Symetra locations prior to dispatch of a Third Party support organization	X

13.	Establish guidelines for priority on-call Services		X

14.	Provide priority on-call Services in accordance with Symetra standard policy and procedures	X
3.1.6 Install, Moves, Adds, Changes (IMACs)
IMAC Services are the activities associated with providing IMACs. The following table identifies the IMAC Services roles and responsibilities that are specific to this Schedule.
Table 5. Install, Moves, Adds, Changes (IMACs) Roles and Responsibilities

Install, Moves, Adds, Changes (IMACs) Roles and Responsibilities		ACS	Symetra
1.	Define procedures for distributed computing IMAC Services		X

2.	Contact the End-User and schedule an appropriate, agreed to time for the work to take place in remote offices	X

3.	Contact the End-User and schedule an appropriate, agreed to time for the work to take place in Symetra Sites	X

4.	Approve IMAC schedule		X

5.	Conduct pre-installation and site survey activities (e.g., network connectivity, power and data jack preparation) in accordance with the procedures and specific Service Request	X

6.	Build, configure and test the system in accordance with the standard hardware configuration(s) and Software image and in accordance with the procedures and specific Service Request	X

7.	Perform hardware and Software IMACs and re-installations in accordance with the specific Service Request, procedures and other application policies (e.g., security policies)	X

8.	Conduct data and application migration that is necessary due to any hardware or Software IMACs and re-installations	X

9.	Provide basic End-User or technical staff orientation as needed when installing a new device	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

Install, Moves, Adds, Changes (IMACs) Roles and Responsibilities		ACS	Symetra
10.	Update applicable cross functional management tools (e.g., asset management database) with required data and close an IMAC Service Request	X

11.	Coordinate with help desk and all other necessary Third Parties and Symetra support organizations to manage all IMAC requests to resolution and closure	X
3.1.7 Special Support Services
ACS will provide the following special support Services, including installation/deployment, maintenance, support, Break/Fix, Software and other technical training, upgrades, etc.
a.	VIP Support—Includes all support for designated Symetra executives/VIPs. This can include support in the home or other remote locations. Help desk shall immediately dispatch desk side support.

b.	Sales Support — Provide support for designated key identified sales staff who work from their home or remote offices. Help desk shall escalate to the priority support person aligned with the key sales staff.

c.	Support for Remote End-Users temporarily in Symetra Sites.
4.0 Service Management
4.1 Objectives
A key objective of the Agreement is to attain the SLRs/SLAs. SLAs and project-specific SLAs are specified with Fee Reductions, as detailed in Schedule 5, where business is impacted through failure to meet significant mission critical systems or services, or project milestones or objectives warrants a reduction in Fees paid when Service performance requirements are not met. SLRs/SLAs are detailed in the following sections of this Schedule 2C..
ACS shall provide written reports to Symetra regarding ACS’s compliance with the SLRs/SLAs specified in this Schedule.
4.2 Service Level Agreements (SLAs)
The SLRs for each of the following SLAs represent minimum service levels required across all Service Towers. ACS must consistently meet or exceed such SLRs.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
Table 6. Install, Moves, Adds and Changes (IMACSs)— Workstations Peripherals, and Distributed Servers

Definition	As defined in Attachment P— Definitions
Installs, Moves, Adds, Changes SLAs

Request	Service Measure	Performance Target	SLR
1-10 in a single request for new equipment or software	Schedule installation appointment with the End-User	[***]	[***]
1-10 in a single request for new equipment or software	Elapsed time to deploy	[***]	[***]
Urgent request, or more than 10 in a single request, or new remote server deployment Services	Date and scheduled time	[***]	[***]
	Formula	As provided in the Spec Sheet
	Measurement Interval	As provided in the Spec Sheet
	Measurement method	As provided in the Spec Sheet
Table 7. Software Installation SLA
Software Installation

Request	Service Measure	Performance Target	SLR
Desktop/laptop/remote server, (e.g., OS, service packs and non- critical security patches ) and other business Software, (e.g., Adobe Writer, Java, MS Project and email archive) in accordance with Symera policies.
	Elapsed time to deploy	[***]	[***]
	Formula	As provided in the Spec Sheet
	Measurement Interval	As provided in the Spec Sheet
	Measurement method	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
4.3 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS shall provide written reports to Symetra regarding ACS’s compliance with the SLAs and other distributed computing activity reports specified in this Schedule 2C.
5.0 Referenced Schedule Appendices and Agreement Schedules
5.1 Referenced Schedule 2C Appendices

Schedule Appendix	Description
Appendix C.1	Distributed Computing Hardware

Appendix C.2	Distributed Computing Software

Appendix C.3	Distributed Computing Core Images
5.2 Referenced Agreement Schedules

Agreement	Description
Schedule 5	Fee Reductions

Schedule 2A	Cross Functional Services Schedule

Schedule 2B	Data Center Services Schedule
Confidential Information

Appendix C.1 — Distributed Computing Hardware Inventory as of 7/14/09

Status Code	Description
Pending Disposal	Asset is located in ACS storage and is waiting to be disposed. Is not longer viable or able to be redeployed.

Pending Mgr Assignment	Asset was used by an employee who left the company. Asset is still viable and will stay with the manager until manager decides where to redeploy it.

Active	Asset is actively being used in the environment.

Surplus	Asset is located in ACS storage and is waiting to be redeployed. Is viable and has not reached end of life.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Apple PowerMac G4	CPU	Apple Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Apple PowerMac G5	CPU	Apple Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Apple PowerMac G5	CPU	Apple Desktop	[***]	[***]	[***]	[***]	Active	09/29/2008	09/26/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Atlanta	Symetra Financial	Compaq Deskpro	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/03/2009	03/03/2009
(Unknown)	Symetra Financial	Compaq Deskpro	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/03/2009	03/03/2009
(Unknown)	Symetra Financial	Compaq Deskpro	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/03/2009	03/03/2009
Symetra Financial Center	Symetra Financial	Compaq Deskpro 4000 266MHz	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/31/2005	12/31/2005
Key Center	Symetra Financial	Compaq Deskpro EN 1GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 1GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Key Center	Symetra Financial	Compaq Deskpro EN 1GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Key Center	Symetra Financial	Compaq Deskpro EN 1GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 1GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	09/23/2008
Miami	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	12/22/2005
Conshocken	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/21/2005	12/21/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

South Windsor	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/21/2005	12/21/2005
South Windsor	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/21/2005	12/21/2005
South Windsor	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/21/2005	12/21/2005
South Windsor	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/21/2005	12/21/2005
South Windsor	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/21/2005	12/21/2005
San Diego	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/22/2005	12/22/2005
Miami	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/27/2005	12/27/2005
Miami	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/27/2005	12/27/2005
Miami	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/27/2005	12/27/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Miami	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/27/2005	12/27/2005
Miami	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/16/2008	12/27/2005
Plano	Symetra Financial	Compaq Deskpro EN 350MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/20/2008	12/29/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 450MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 450MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	06/17/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 450MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	06/18/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 450MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	06/24/2009	08/19/2005
Miami	Symetra Financial	Compaq Deskpro EN 450MHz Tower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/16/2008	12/27/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 733MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 733MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	07/18/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 733MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	10/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 733MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	10/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 733MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	10/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 733MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	10/16/2008	08/19/2005
Key Center	Symetra Financial	Compaq Deskpro EN 733MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	08/01/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EN 866MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	10/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EP 500MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
South Windsor	Symetra Financial	Compaq Deskpro EP 500MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/21/2005	12/21/2005
South Windsor	Symetra Financial	Compaq Deskpro EP 500MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/21/2005	12/21/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Miami	Symetra Financial	Compaq Deskpro EP 500MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/22/2005	12/22/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EP 500MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	07/18/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EP 500MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	10/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EP 500MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	06/24/2009	08/19/2005
Conshocken	Symetra Financial	Compaq Deskpro EP 550MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/21/2005	12/21/2005
South Windsor	Symetra Financial	Compaq Deskpro EP 550MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/21/2005	12/21/2005
South Windsor	Symetra Financial	Compaq Deskpro EP 550MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/21/2005	12/21/2005
South Windsor	Symetra Financial	Compaq Deskpro EP 550MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/21/2005	12/21/2005
Boston	Symetra Financial	Compaq Deskpro EP 550MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	12/28/2005	12/28/2005
Symetra Financial Center	Symetra Financial	Compaq Deskpro EP 550MHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	10/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D500 1.7GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Plano	Symetra Financial	Compaq Evo D500 1.7GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/03/2009	03/03/2009
Symetra Financial Center	Symetra Financial	Compaq Evo D500 1.7GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	10/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D500 1.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Key Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/15/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Key Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
(Unknown)	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/03/2009	03/03/2009
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	07/01/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	07/16/2008	12/31/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	10/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	10/29/2008	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	05/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	05/20/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq Evo D510 2.4GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	06/24/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	01/28/2009	07/20/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	05/22/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/20/2008	10/16/2007
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/10/2008	03/10/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/17/2008	03/17/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/23/2008	03/05/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/01/2008	03/13/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/16/2008	06/05/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/23/2008	03/03/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/24/2008	03/03/2008
Atlanta	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/29/2008	03/03/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/19/2008	05/19/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/22/2008	05/22/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/23/2008	05/23/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/30/2008	05/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/30/2008	05/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/03/2008	06/03/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/06/2008	06/06/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/12/2008	06/12/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/12/2008	06/12/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/17/2008	06/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/17/2008	06/17/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/17/2008	06/17/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/17/2008	06/17/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/18/2008	06/18/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/18/2008	06/18/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/18/2008	06/18/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/19/2008	06/19/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/20/2008	06/20/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/23/2008	06/23/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/23/2008	06/23/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/23/2008	06/23/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/23/2008	06/23/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/24/2008	06/24/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/24/2008	06/24/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/25/2008	06/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/01/2008	07/01/2008
Miami	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/02/2008	03/03/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/02/2008	07/02/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/02/2008	07/02/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/03/2008	07/03/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/08/2008	07/08/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/09/2008	07/09/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/09/2008	07/09/2008
Cincinnati	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/10/2008	07/09/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/15/2008	07/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/15/2008	07/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/15/2008	07/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	06/19/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/17/2008	07/17/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/17/2008	07/17/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/17/2008	07/17/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/17/2008	07/17/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/17/2008	07/17/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/18/2008	07/18/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/22/2008	07/22/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/23/2008	07/23/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/31/2008	07/21/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/01/2008	08/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/01/2008	08/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/01/2008	08/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/01/2008	08/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/04/2008	08/04/2008
(Unknown)	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/05/2008	07/30/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/05/2008	08/05/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/06/2008	08/06/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/07/2008	08/07/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/08/2008	08/07/2008
Boston	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/15/2008	07/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/21/2008	08/21/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/22/2008	08/06/2008
TeleWorker	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/22/2008	08/22/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/25/2008	07/28/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Bethel Park (Pittsburgh)	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/26/2008	07/16/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/26/2008	08/26/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/26/2008	08/26/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/26/2008	08/26/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/26/2008	08/26/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/26/2008	08/26/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/26/2008	08/26/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/26/2008	08/26/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/26/2008	08/26/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/26/2008	08/26/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/29/2008	08/29/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/29/2008	08/29/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/29/2008	08/29/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/01/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/01/2008	09/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/01/2008	09/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/01/2008	09/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/01/2008	09/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/01/2008	09/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/09/2008	07/02/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/10/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/11/2008	07/01/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/09/2008	08/26/2008
Norcross	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/15/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/15/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/16/2008	10/16/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/17/2008	10/17/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/20/2008	10/20/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/24/2008	09/11/2008
Norcross	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/28/2008	07/17/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/28/2008	08/04/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/29/2008	07/30/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/05/2008	09/25/2008
Norcross	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/07/2008	08/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/10/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/10/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/18/2008	07/23/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/18/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/21/2008	10/15/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/25/2008	08/04/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/26/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/26/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/02/2008	08/26/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/03/2008	07/18/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/12/2008	06/11/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/06/2009	07/31/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/08/2009	07/30/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/08/2009	08/26/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/09/2009	06/24/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/13/2009	01/13/2009
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/14/2009	07/08/2008
South Windsor	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/16/2009	07/14/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/28/2009	05/30/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/28/2009	06/24/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/09/2009	09/25/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	03/31/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	06/05/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	06/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	06/18/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	06/20/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	07/07/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	08/04/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	08/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	08/26/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	10/15/2008
NorthWest Data Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/13/2009	09/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/13/2009	09/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/19/2009	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/20/2009	07/15/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/02/2009	07/15/2008
Atlanta	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
(Unknown)	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/26/2009	05/23/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2009	09/12/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/03/2009	09/25/2008
Indianapolis	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/14/2009	07/02/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/15/2009	08/01/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/17/2009	07/09/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/23/2009	09/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/28/2009	09/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/11/2009	08/01/2008
(Unknown)	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2009	05/12/2009
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/14/2009	08/26/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/03/2009	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/04/2009	07/16/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/16/2009	07/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/01/2009	07/10/2008
Indianapolis	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/07/2009	07/09/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/15/2008
Key Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	07/23/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	08/01/2008
Norcross	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/29/2008	08/25/2008
Bethel Park (Pittsburgh)	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/29/2008	08/25/2008
Norcross	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/28/2008	09/12/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/26/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/04/2009	07/21/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/27/2009	07/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/03/2009	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/06/2009	09/25/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/13/2009	08/06/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/15/2009	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/21/2009	08/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/24/2009	08/25/2008
Cincinnati	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/18/2009	07/09/2008
(Unknown)	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/24/2009	03/30/2009
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/30/2009	10/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/06/2009	06/13/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/16/2008	04/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	07/01/2009	05/27/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	01/22/2009	08/04/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	03/03/2009	06/20/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	03/17/2009	06/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	04/02/2009	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	04/10/2009	05/27/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	05/26/2009	09/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/03/2009	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/03/2009	08/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/04/2009	09/01/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/10/2009	07/24/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/29/2009	06/17/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	07/01/2009	07/30/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	07/10/2009	09/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	07/10/2009	09/25/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex 740 SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	07/10/2009	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX280 3.19GHz	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/12/2008	05/12/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/08/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/08/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Bethel Park (Pittsburgh)	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Plano	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/31/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/31/2006	05/31/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/08/2006	06/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/09/2006	06/09/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/16/2006	06/16/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/29/2006	06/29/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/24/2006	07/24/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/13/2006	10/13/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Plano	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Itasca	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/23/2007	03/23/2007
TeleWorker	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/23/2007	03/23/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/23/2007	03/23/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/08/2007	06/08/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/08/2007	06/08/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/08/2007	06/08/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/08/2007	06/08/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/07/2007	09/07/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/17/2007	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/07/2007	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/10/2007	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/02/2008	01/02/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/02/2008	01/02/2008
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/10/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/14/2008	01/14/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/28/2008	03/23/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/04/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/16/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/17/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/17/2008	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/17/2008	08/24/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/17/2008	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/21/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/30/2008	06/08/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/08/2008	05/31/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	05/13/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	05/13/2008
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/16/2008	02/08/2006
Norcross	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/21/2008	09/13/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/22/2008	01/24/2008
Norcross	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/26/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/26/2008	08/24/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/02/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/03/2008	02/08/2006
TeleWorker	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/13/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/17/2008	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/17/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/20/2008	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/03/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/18/2008	04/04/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/21/2008	03/23/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/28/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/04/2008	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/04/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/05/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/06/2008	08/06/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/29/2008	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/03/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/03/2008	07/20/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/04/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/12/2008	12/14/2006
Bethel Park (Pittsburgh)	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/18/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/22/2008	02/08/2006
San Diego	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/26/2008	10/17/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/02/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/08/2008	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/16/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/17/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/17/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/20/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/20/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/21/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/21/2008	11/14/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/21/2008	03/23/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/23/2008	08/14/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/27/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/27/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/05/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/05/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/05/2008	10/17/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/05/2008	03/23/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/20/2008	03/23/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/24/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/02/2008	07/21/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/03/2008	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/03/2008	06/08/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/09/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/09/2008	02/08/2006
Itasca	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/10/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/10/2008	12/11/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/11/2008	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/11/2008	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/11/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/12/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/15/2008	02/08/2006
Exton	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/18/2008	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/19/2008	10/18/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/29/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/08/2009	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/08/2009	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/08/2009	07/12/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/09/2009	12/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/14/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/14/2009	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/14/2009	01/14/2009
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/15/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/21/2009	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/23/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/28/2009	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/28/2009	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/30/2009	09/13/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/09/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Plano	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	05/10/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	08/24/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	08/24/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	08/24/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	03/23/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	03/23/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	03/23/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	06/08/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	07/12/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	11/16/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/11/2009	06/19/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/12/2009	01/30/2009
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/16/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/18/2009	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/18/2009	06/09/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/19/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/19/2009	03/27/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/24/2009	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/27/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/06/2009	02/08/2006
Atlanta	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
Atlanta	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Atlanta	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
Atlanta	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
(Unknown)	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
(Unknown)	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
(Unknown)	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
Hartford	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
Itasca	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/11/2009
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/12/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/17/2009	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/18/2009	09/26/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/19/2009	06/08/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/20/2009	04/16/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/23/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/23/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/24/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/25/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2009	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2009	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/30/2009	03/30/2009
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/31/2009	08/14/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/03/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/06/2009	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/06/2009	02/23/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/14/2009	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/14/2009	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/14/2009	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/20/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/20/2009	04/20/2009
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/21/2009	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/22/2009	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/24/2009	06/08/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/28/2009	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/29/2009	10/17/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/30/2009	02/23/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/01/2009	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/04/2009	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/05/2009	07/20/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/05/2009	11/14/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/05/2009	12/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/07/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/07/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/08/2009	12/11/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/11/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2009	12/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/14/2009	08/14/2007
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/14/2009	09/07/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/18/2009	10/18/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/19/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/20/2009	10/18/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/21/2009	07/12/2007
San Diego	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/28/2009	02/08/2006
San Diego	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/28/2009	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/29/2009	09/26/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/02/2009	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/02/2009	03/21/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/03/2009	06/16/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
(Unknown)	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/08/2009	06/08/2009
Indianapolis	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/09/2009	02/08/2006
Indianapolis	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/09/2009	02/08/2006
Indianapolis	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/09/2009	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/10/2009	09/25/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/11/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/16/2009	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/16/2009	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/16/2009	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/16/2009	04/04/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/17/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/17/2009	07/24/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/19/2009	08/24/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/19/2009	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/19/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/22/2009	11/14/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/22/2009	12/14/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/23/2009	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/23/2009	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/23/2009	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/24/2009	02/08/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/24/2009	06/09/2006
Norcross	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/24/2009	10/18/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/24/2009	09/26/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/26/2009	02/27/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/01/2009	02/08/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/01/2009	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
(Unknown)	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/08/2009	06/16/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/10/2009	09/26/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/14/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	02/08/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	02/08/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	02/08/2006
Atlanta	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	02/08/2006
TeleWorker	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	02/08/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	12/14/2006
Indianapolis	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	06/08/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/11/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/20/2008	02/08/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/25/2008	12/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/22/2008	10/18/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/25/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/29/2008	09/26/2008
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/28/2008	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/28/2008	05/12/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/17/2008	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/13/2009	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/16/2009	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/16/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/31/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/31/2009	07/24/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/31/2009	03/13/2008
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/13/2009	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/15/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/21/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/21/2009	02/08/2006
NorthWest Data Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/22/2009	10/17/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/23/2009	09/25/2008
(Unknown)	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/01/2009	11/14/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/04/2009	06/08/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/08/2009	08/07/2008
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/29/2009	07/12/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/01/2009	03/23/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/02/2009	02/08/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/02/2009	03/23/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/02/2009	03/23/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/02/2009	03/23/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/02/2009	03/23/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/02/2009	03/23/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/02/2009	03/23/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/02/2009	03/23/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/02/2009	03/23/2007
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/08/2009	02/08/2006
South Windsor	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/09/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/15/2009	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/16/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/09/2009	03/11/2009
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/14/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/14/2009	12/11/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/16/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/16/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/16/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/16/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	06/09/2009	02/08/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	06/09/2009	02/08/2006
Miami	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/16/2008	07/12/2007
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/08/2008	07/21/2006
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	06/10/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	07/10/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	07/25/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	10/07/2008	11/14/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	11/10/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	01/21/2009	10/18/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	01/22/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	02/03/2009	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	03/23/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	03/26/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	04/21/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	05/01/2009	10/17/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	05/14/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	05/18/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	05/19/2009	10/18/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	05/28/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	05/28/2009	08/24/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	05/29/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/09/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/10/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/11/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/16/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/19/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/19/2009	07/20/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/23/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/24/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/26/2009	05/31/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	07/07/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	07/08/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	07/09/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	07/10/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	07/13/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/01/2007	09/20/2007
San Diego	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/14/2007	10/17/2007
San Diego	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	11/14/2007	10/17/2007
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/02/2008	01/02/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/28/2008	01/08/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	01/31/2008	01/31/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/19/2008	02/19/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/13/2008	03/13/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/04/2008	11/15/2007
San Diego	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/16/2008	04/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/13/2008	05/13/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/26/2008	05/26/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/04/2008	06/04/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/06/2008	06/06/2008
South Windsor	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/15/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	10/21/2008	05/13/2008
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/09/2009	01/14/2008
TeleWorker	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/10/2009	05/13/2008
Key Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/02/2009	09/11/2007
Key Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/09/2009	10/19/2007
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	04/15/2009	09/07/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
NorthWest Data Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	05/01/2009	02/13/2009
Symetra Financial Center	Symetra Financial	Dell Optiplex GX745 Desktop	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	02/19/2009	07/16/2008
(Unknown)	Symetra Financial	Dell Precision 670 WorkStation	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	06/08/2009	06/08/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	12/15/2005	12/15/2005
Key Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	10/10/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	12/31/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	12/31/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	12/31/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	12/31/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/15/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	07/07/2009	12/31/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	07/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	07/16/2008	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	05/08/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	05/28/2009	12/23/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	05/29/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	06/04/2009	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz CMT	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	10/31/2008	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	06/23/2009	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE_ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000 2.8GHz SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/23/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000MT 2.8GHz SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	02/05/2009	09/22/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DC5000MT 2.8GHz SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Disposal	06/03/2009	09/22/2008
(Unknown)	Symetra Financial	Hewlett Packard Evo D530 2.8ghz SFF	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/04/2009	03/03/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	CPU	PC Desktop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	03/11/2009	11/05/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	CPU	PC Desktop	[***]	[***]	[***]	[***]	Surplus	06/05/2009	11/05/2005
(Unknown)	Symetra Financial	HP Compaq DC7600 Convertible Minitower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/03/2009	03/03/2009
(Unknown)	Symetra Financial	HP Compaq DC7600 Convertible Minitower	CPU	PC Desktop	[***]	[***]	[***]	[***]	Active	03/03/2009	03/03/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Latitude D420 Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
Indianapolis	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/31/2006	05/31/2006
Key Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
TeleWorker	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Conshocken	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/08/2007	11/08/2007
Key Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/13/2008	10/17/2006
Key Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/03/2008	05/12/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/20/2008	10/17/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/16/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/24/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/12/2009	01/12/2009
Atlanta	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/12/2009	01/12/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/20/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/22/2009	10/13/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/28/2009	12/04/2007
Key Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/24/2009	12/11/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/19/2009	12/04/2007
Miami	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/13/2008	02/08/2006
Atlanta	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/13/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/13/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/28/2008	10/17/2006
Norcross	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/09/2008	01/08/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/16/2009	12/04/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	01/13/2009	02/08/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	01/20/2009	06/16/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	05/19/2009	12/04/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	05/19/2009	04/14/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	06/09/2009	10/18/2006
Bethel Park (Pittsburgh)	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	07/02/2008	02/08/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	02/04/2009	12/05/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	02/16/2009	10/18/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	05/05/2009	09/24/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D610 1.86GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	05/29/2009	12/04/2007
Key Center	Symetra Financial	Dell Latitude D620 1.66GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/18/2008	08/14/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.66GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/05/2008	06/05/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.66GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	11/07/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.66GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/22/2008	08/14/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.66GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/18/2008	01/25/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.66GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/19/2009	03/09/2007
TeleWorker	Symetra Financial	Dell Latitude D620 1.66GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
San Diego	Symetra Financial	Dell Latitude D620 1.66GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.66GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	06/16/2009	08/14/2007
Miami	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/15/2006	11/15/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/15/2006	11/15/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/15/2006	11/15/2006
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/15/2006	11/15/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/15/2006	11/15/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/23/2007	03/23/2007
Boston	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/23/2007	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
TeleWorker	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
TeleWorker	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/26/2007	09/26/2007
Conshocken	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/27/2007	09/27/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/07/2007	12/07/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/11/2007	12/11/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/23/2008	01/23/2008
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/23/2008	02/11/2008
Boston	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/17/2008	09/21/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/18/2008	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/23/2008	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/23/2008	03/03/2008
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/13/2008	08/14/2007
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/20/2008	09/13/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/22/2008	11/15/2006
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/16/2008	06/16/2008
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/08/2008	08/14/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/11/2008	07/11/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/21/2008	07/21/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/22/2008	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/28/2008	08/14/2007
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	08/07/2008	08/07/2008
Miami	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	08/21/2008	08/21/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/17/2008	07/12/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/25/2008	11/15/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/15/2008	03/27/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	07/12/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	07/12/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	02/14/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/23/2008	08/14/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/24/2008	07/12/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/28/2008	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/07/2008	07/12/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/24/2008	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/26/2008	08/14/2007
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/01/2008	11/15/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/02/2008	04/16/2008
Bethel Park (Pittsburgh)	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/03/2008	07/12/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/25/2008	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/12/2009	08/14/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/13/2009	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/27/2009	05/16/2007
TeleWorker	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/28/2009	08/14/2007
Exton	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/28/2009	08/21/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/03/2009	04/18/2007
TeleWorker	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/03/2009	07/12/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/03/2009	10/07/2008
TeleWorker	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/06/2009	05/16/2007
TeleWorker	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/06/2009	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/10/2009	11/15/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/10/2009	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/10/2009	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/10/2009	07/12/2007
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/19/2009	09/13/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/03/2009	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	03/05/2009
(Unknown)	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/12/2009	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	08/14/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/24/2009	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/26/2009	08/14/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/13/2009	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/21/2009	08/14/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/16/2009	12/04/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/18/2009	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/13/2009	08/14/2007
TeleWorker	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/13/2008	07/12/2007
San Diego	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/16/2008	11/15/2006
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/26/2008	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/26/2008	06/05/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/17/2008	07/12/2007
TeleWorker	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/05/2009	05/16/2007
Key Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/12/2009	05/16/2007
NorthWest Data Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/22/2009	03/27/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/27/2009	12/04/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
San Diego	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/30/2009	03/10/2009
Boston	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/01/2009	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	02/12/2009	01/17/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	03/26/2009	07/12/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	06/06/2009	12/11/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	08/12/2008	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	10/28/2008	10/21/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	10/29/2008	08/14/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	06/10/2009	08/14/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	06/18/2009	03/23/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D620 1.83GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	06/29/2009	02/12/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/11/2007	10/11/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/12/2007	10/12/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/15/2007	09/17/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/17/2007	10/03/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/02/2007	11/02/2007
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/30/2007	10/17/2007
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/05/2007	11/15/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/07/2007	12/07/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/10/2008	11/15/2006
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/12/2008	02/12/2008
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/06/2008	02/11/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/25/2008	03/06/2008
Norcross	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/31/2008	03/31/2008
Norcross	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/31/2008	03/31/2008
Norcross	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/31/2008	03/31/2008
Norcross	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/31/2008	03/31/2008
Bethel Park (Pittsburgh)	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/16/2008	03/10/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/16/2008	03/21/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/17/2008	01/07/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/17/2008	03/25/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/22/2008	04/22/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/24/2008	03/03/2008
Boston	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/02/2008	05/02/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/06/2008	05/06/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/06/2008	05/06/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/06/2008	05/06/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/30/2008	05/30/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/03/2008	06/03/2008
Atlanta	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/04/2008	03/03/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/04/2008	06/04/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/05/2008	06/05/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/06/2008	06/06/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/09/2008	06/09/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/13/2008	06/13/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/16/2008	06/16/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/16/2008	06/16/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/16/2008	06/16/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/16/2008	06/16/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/18/2008	06/18/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/19/2008	06/18/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/19/2008	06/19/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/19/2008	06/19/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/19/2008	06/19/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/20/2008	06/20/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/24/2008	06/24/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/27/2008	06/27/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/02/2008	07/02/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/03/2008	07/03/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/07/2008	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/08/2008	06/18/2008
Cincinnati	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/09/2008	07/09/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/10/2008	07/10/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/10/2008	07/10/2008
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/15/2008	07/10/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/15/2008	07/15/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/16/2008	07/16/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/17/2008	07/09/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/17/2008	07/17/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/22/2008	09/21/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/23/2008	07/23/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/25/2008	07/25/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/25/2008	07/25/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/25/2008	07/25/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/25/2008	07/25/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	08/01/2008	08/01/2008
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	08/07/2008	07/14/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	08/14/2008	08/14/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/02/2008	09/02/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/03/2008	09/03/2008
South Windsor	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/05/2008	08/22/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/17/2008	05/16/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/17/2008	07/07/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/18/2008	03/21/2008
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/18/2008	06/19/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	09/30/2008	01/14/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/02/2008	07/28/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/08/2008	08/19/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/09/2008	03/03/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/15/2008	06/25/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/15/2008	08/04/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/15/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/15/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/17/2008	10/17/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/20/2008	01/07/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/20/2008	05/19/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	01/15/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	01/28/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	05/06/2008
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	05/06/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	06/06/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	07/11/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	07/25/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	08/07/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/21/2008	09/11/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/22/2008	01/14/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/22/2008	02/06/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/24/2008	10/10/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/28/2008	03/10/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/31/2008	10/17/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/31/2008	10/31/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/04/2008	07/10/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/18/2008	11/18/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	11/19/2008	03/03/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/04/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/16/2008	10/28/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	12/19/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/08/2009	08/19/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/09/2009	01/09/2009
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/16/2009	09/26/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/20/2009	06/20/2008
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/21/2009	01/21/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/22/2009	01/22/2009
Indianapolis	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/26/2009	09/24/2008
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/29/2009	01/07/2008
Boston	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/03/2009	07/17/2008
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/04/2009	02/04/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/06/2009	02/06/2009
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/10/2009	03/06/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/10/2009	04/25/2008
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/10/2009	06/18/2008
Miami	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/10/2009	10/15/2008
Norcross	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/10/2009	10/15/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/19/2009	02/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/24/2009	02/24/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/02/2009	03/02/2009
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/04/2009	03/04/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/05/2009	03/02/2009
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/06/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/09/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/09/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/09/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/09/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/09/2009	02/27/2009
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/11/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/12/2009	03/12/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/17/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/17/2009	02/27/2009
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	05/06/2008
Plano	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
South Windsor	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
San Diego	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/26/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/26/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/26/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/27/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/27/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/27/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/01/2009	09/22/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/02/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/03/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/06/2009	12/29/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/06/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/07/2009	03/10/2009
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/08/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/08/2009	03/02/2009
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/10/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/10/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/13/2009	02/27/2009
(Unknown)	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/13/2009	04/13/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/13/2009	04/13/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/13/2009	04/13/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/13/2009	04/13/2009
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/13/2009	04/13/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/13/2009	04/13/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/13/2009	04/13/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/13/2009	04/13/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/14/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/20/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/20/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/21/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/23/2009	02/04/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/28/2009	01/15/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/29/2009	04/23/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/01/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/04/2009	02/27/2009
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/04/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/04/2009	04/23/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/04/2009	04/23/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/04/2009	04/23/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/05/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/05/2009	04/23/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
(Unknown)	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/12/2009	05/12/2009
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/15/2009	05/19/2008
South Windsor	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/19/2009	06/05/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/22/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/26/2009	03/21/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/26/2009	05/01/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/04/2009	06/25/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/09/2009	03/23/2008
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/11/2009	01/31/2008
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/16/2009	09/16/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/23/2009	02/27/2009
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/25/2009	09/25/2008
(Unknown)	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/25/2009	06/25/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/29/2009	03/10/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/06/2009	03/19/2009
(Unknown)	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/06/2009	07/06/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/10/2009	01/15/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/13/2008	05/06/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/08/2008	07/08/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/16/2009	01/15/2009
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	01/28/2009	01/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/16/2009	02/13/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/18/2009	09/22/2008
New York Office	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/23/2009	12/09/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/20/2009	10/11/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/05/2009	04/23/2009
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/21/2009	08/12/2008
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/22/2009	02/27/2009
NorthWest Data Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/29/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/08/2009	01/18/2008
New York Office	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/13/2009	02/20/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/16/2008	06/27/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/04/2009	02/04/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/27/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/27/2009	02/27/2009
Bethel Park (Pittsburgh)	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/25/2007	10/19/2007
TeleWorker	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	10/22/2008	02/20/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/08/2008	06/18/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	12/31/2008	02/14/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	06/03/2009	02/06/2008
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	06/25/2009	10/11/2007
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	07/01/2009	04/13/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	07/06/2009	04/13/2009
Symetra Financial Center	Symetra Financial	Dell Latitude D630	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	07/10/2009	09/24/2008
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/05/2009	04/20/2009
TeleWorker	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/06/2009	05/06/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/08/2009	05/08/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/12/2009	05/12/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/12/2009	05/12/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/12/2009	05/12/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/14/2009	05/14/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/19/2009	02/27/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/19/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/19/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/19/2009	04/20/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/19/2009	04/20/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/19/2009	04/20/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/19/2009	05/01/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/19/2009	05/05/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/21/2009	05/21/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/21/2009	05/21/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/21/2009	05/21/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/21/2009	05/21/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/21/2009	05/21/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/21/2009	05/21/2009
Key Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/21/2009	05/21/2009
TeleWorker	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/21/2009	05/21/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/28/2009	05/28/2009
Key Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/29/2009	05/29/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/29/2009	05/29/2009
Key Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/02/2009	06/02/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/03/2009	06/03/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/03/2009	06/03/2009
Key Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/04/2009	06/04/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/05/2009	06/05/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/08/2009	06/08/2009
Miami	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/10/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/10/2009	06/10/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/10/2009	06/10/2009
Miami	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/10/2009	06/10/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/10/2009	06/10/2009
Key Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/10/2009	06/10/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/10/2009	06/10/2009
Key Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/10/2009	06/10/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/10/2009	06/10/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/10/2009	06/10/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/11/2009	06/11/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/12/2009	06/12/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/16/2009	06/16/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/16/2009	06/16/2009
TeleWorker	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/17/2009	04/20/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/25/2009	06/25/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/25/2009	06/25/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/25/2009	06/25/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/25/2009	06/25/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/25/2009	06/25/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/25/2009	06/25/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/25/2009	06/25/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/29/2009	06/29/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/29/2009	06/29/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/01/2009	07/01/2009
(Unknown)	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	07/06/2009	07/06/2009
NorthWest Data Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/11/2009	03/10/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/20/2009	04/20/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	04/20/2009	04/20/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/05/2009	06/05/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/29/2009	06/29/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/29/2009	06/29/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	05/05/2009	05/05/2009
Symetra Financial Center	Symetra Financial	Dell Latitude E6400 2.4 ghz laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	05/18/2009	05/18/2009
(Unknown)	Symetra Financial	Dell Latitude X1 1.1GHz Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	06/29/2009	06/29/2009
TeleWorker	Symetra Financial	Dell OptiPlex 745	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
Key Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/29/2006	02/08/2006
Symetra Financial Center	Symetra Financial	Dell Precision M6300 Laptop	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/28/2008	10/28/2008
Symetra Financial Center	Symetra Financial	IBM ThinkPad T21 800MHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	IBM ThinkPad T21 800MHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	07/01/2009	08/19/2005
Symetra Financial Center	Symetra Financial	IBM ThinkPad T21 800MHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	IBM ThinkPad T21 800MHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	10/11/2005	10/11/2005
Symetra Financial Center	Symetra Financial	IBM ThinkPad T23 1.0GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	10/03/2008	10/03/2008
Symetra Financial Center	Symetra Financial	IBM ThinkPad T23 1.0GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	10/03/2008	10/03/2008
Symetra Financial Center	Symetra Financial	IBM ThinkPad T23 1.13GHz (26474PU)	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Conshocken	Symetra Financial	IBM ThinkPad T23 1.13GHz (26474PU)	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	IBM ThinkPad T23 1.2GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	10/24/2008	04/02/2007
Symetra Financial Center	Symetra Financial	IBM ThinkPad T23 1.2GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	05/20/2009	08/19/2005
Symetra Financial Center	Symetra Financial	IBM ThinkPad T23 1.2GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	06/10/2009	12/22/2005
(Unknown)	Symetra Financial	IBM ThinkPad T40 1.5GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	03/03/2009	03/03/2009
Symetra Financial Center	Symetra Financial	IBM ThinkPad T41 1.6GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	IBM ThinkPad T41 1.6GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	04/30/2008	04/02/2007
Symetra Financial Center	Symetra Financial	IBM ThinkPad T41 1.6GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Disposal	10/24/2008	08/19/2005
Symetra Financial Center	Symetra Financial	IBM ThinkPad T41 1.6GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/02/2009	08/19/2005
Symetra Financial Center	Symetra Financial	IBM ThinkPad T41 1.6GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	03/31/2008	12/27/2005
Symetra Financial Center	Symetra Financial	IBM ThinkPad T42 1.6GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	02/05/2009	11/14/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	IBM ThinkPad T42 1.6GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Surplus	10/29/2008	08/31/2005
Symetra Financial Center	Symetra Financial	IBM ThinkPad T43 1.8GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	10/10/2005	10/10/2005
Bethel Park (Pittsburgh)	Symetra Financial	IBM ThinkPad T43 1.8GHz	CPU	PC Laptop	[***]	[***]	[***]	[***]	Active	05/13/2008	05/13/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Compaq MV920 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq MV920 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	11/14/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq MV920 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	05/29/2009	08/19/2005
Key Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq P110 21” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq P110 21” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	12/14/2005	12/14/2005
Key Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	05/01/2008	08/19/2005
Key Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	05/20/2009	08/19/2005
Key Center	Symetra Financial	Compaq P110 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Surplus	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq P1210 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq P1210 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Indianapolis	Symetra Financial	Compaq P1210 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/20/2005	12/20/2005
Symetra Financial Center	Symetra Financial	Compaq P70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Compaq QVision 210 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Norcross	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
San Diego	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/23/2005	12/23/2005
Symetra Financial Center	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq S910 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	06/30/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V1000 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V1000 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	12/17/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V1100 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V1100 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V1100 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	10/17/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V1100 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	05/20/2009	09/26/2008
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Indianapolis	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/20/2005	12/20/2005
Boston	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	01/03/2006	01/03/2006
Boston	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	01/03/2006	01/03/2006
Boston	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	01/03/2006	01/03/2006
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	07/01/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	12/09/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	06/04/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	06/18/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V70 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Surplus	05/18/2009	08/19/2005
Key Center	Symetra Financial	Compaq V700 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V700 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V700 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
South Windsor	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Boston	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Plano	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Plano	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Symetra Financial Center	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V75 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Key Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
San Diego	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Cincinnati	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/03/2008	03/03/2008
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	05/15/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	09/02/2008	08/19/2005
Key Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	09/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	09/18/2008	08/19/2005
Key Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	09/18/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	10/02/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	02/04/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V90 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	07/10/2009	08/19/2005
Key Center	Symetra Financial	Compaq V900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Compaq V900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Miami	Symetra Financial	Compaq V900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Compaq V900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	04/03/2009	08/19/2005
Key Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	06/19/2009	09/26/2008
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	05/19/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	09/18/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	01/12/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	05/20/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	05/20/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	05/29/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Pending Disposal	06/19/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Surplus	10/23/2007	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Cornerstone P1600 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Surplus	03/12/2009	08/19/2005
Indianapolis	Symetra Financial	Dell D1728D-LS VS17X 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	01/04/2006	01/04/2006
Key Center	Symetra Financial	Dell E172FPT LCD Monitor	Monitor	17”	[***]	[***]	[***]	[***]	Active	03/02/2009	09/29/2008
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/20/2008	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/20/2008	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/20/2008	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Surplus	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Dell UltraScan D1025HT 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Surplus	12/21/2005	12/21/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Indianapolis	Symetra Financial	Dell UltraScan D1025HTX 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/11/2006	05/11/2006
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/11/2006	05/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/11/2006	05/11/2006
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/11/2006	05/11/2006
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/11/2006	05/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/11/2006	05/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/11/2006	05/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/11/2006	05/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/31/2006	05/31/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/24/2006	07/24/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/24/2006	07/24/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
San Diego	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
San Diego	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Conshocken	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
San Diego	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
TeleWorker	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	04/02/2007	04/02/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Boston	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2007	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Atlanta	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/17/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	01/28/2008	05/14/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	04/25/2008	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/13/2008	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/21/2008	02/23/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/21/2008	12/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/06/2008	09/29/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/13/2008	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2008	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/02/2008	12/17/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	01/08/2009	03/28/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/19/2009	12/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/30/2009	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	04/21/2009	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	04/23/2009	12/11/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/16/2008	11/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/16/2008	03/27/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/16/2008	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	02/14/2008	02/23/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/04/2008	05/14/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/08/2008	03/27/2007
Key Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/08/2008	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1907FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/08/2008	05/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Atlanta	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Bethel Park (Pittsburgh)	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Atlanta	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Key Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/07/2007	09/07/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Key Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Key Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/14/2007	09/14/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/02/2007	11/02/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/14/2008	02/14/2008
Key Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	04/01/2008	04/01/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/10/2008	05/10/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	06/16/2008	06/16/2008
Key Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/10/2008	03/02/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/22/2008	07/12/2007
Key Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/08/2008	09/08/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2008	08/15/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2008	08/15/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/09/2009	09/07/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/19/2009	08/15/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/16/2008	07/12/2007
Bethel Park (Pittsburgh)	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/25/2007	10/25/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/13/2009	07/12/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	06/06/2009	08/15/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1908FP 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	11/05/2008	11/05/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp 1909W 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	06/11/2009	02/05/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/10/2007	01/10/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	04/02/2007	04/02/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	04/18/2007	04/18/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/07/2007	06/07/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/07/2007	06/07/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/07/2007	06/07/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/07/2007	06/07/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/07/2007	06/07/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/07/2007	06/07/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/07/2007	06/07/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/07/2007	06/07/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/07/2007	06/07/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/07/2007	06/07/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/07/2007	06/07/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/15/2007	06/15/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	11/26/2007	11/26/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	11/27/2007	06/07/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/29/2008	01/10/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	02/28/2008	02/22/2008
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	02/28/2008	02/22/2008
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	02/28/2008	02/22/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	03/13/2008	03/03/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	03/18/2008	02/28/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	05/19/2008	05/19/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	10/17/2008	01/10/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	10/17/2008	06/07/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	12/16/2008	12/14/2006
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	12/18/2008	12/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	01/27/2009	12/12/2007
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	02/18/2009	07/03/2008
Key Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	04/22/2009	02/20/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	05/18/2009	12/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/11/2009	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/16/2009	06/07/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/22/2009	12/14/2006
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Pending Disposal	02/18/2009	02/22/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	12/05/2008	06/05/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2407FPW 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	07/01/2009	01/10/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2408WFP 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2408WFP 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	03/19/2009	03/19/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp 2408WFP 24” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Surplus	06/26/2009	06/26/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Bethel Park (Pittsburgh)	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/11/2007	10/11/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/16/2007	09/20/2007
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/17/2007	09/21/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/18/2007	09/20/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	11/06/2007	11/01/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	11/15/2007	11/08/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	11/26/2007	11/26/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	12/05/2007	11/28/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	12/17/2007	11/28/2007
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	12/18/2007	12/06/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	12/20/2007	12/13/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/04/2008	12/19/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/09/2008	01/09/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/09/2008	01/09/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/10/2008	01/02/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/10/2008	01/10/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/25/2008	01/15/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	02/19/2008	02/05/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	03/02/2008	02/06/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	03/18/2008	02/28/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	03/18/2008	02/28/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	03/23/2008	03/05/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	03/23/2008	03/10/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	04/16/2008	03/28/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	04/17/2008	04/17/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	04/22/2008	04/22/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	04/22/2008	04/22/2008
Miami	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	05/06/2008	05/06/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	05/06/2008	05/06/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	05/12/2008	05/12/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	05/12/2008	05/12/2008
Lake Oswego	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	05/19/2008	03/25/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	05/22/2008	05/22/2008
Atlanta	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/04/2008	05/06/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/04/2008	06/04/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/05/2008	06/05/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/05/2008	06/05/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/06/2008	06/06/2008
Norcross	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/06/2008	06/06/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/12/2008	06/12/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/12/2008	06/12/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/12/2008	06/12/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/16/2008	06/16/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/16/2008	06/16/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/16/2008	06/16/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/16/2008	06/16/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/18/2008	06/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/18/2008	06/18/2008
Norcross	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/18/2008	06/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/19/2008	06/13/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/19/2008	06/13/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/19/2008	06/19/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/20/2008	06/20/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/25/2008	06/25/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/26/2008	06/17/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	07/02/2008	06/17/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	07/02/2008	06/17/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	07/08/2008	07/08/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	07/10/2008	07/10/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	07/14/2008	06/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	07/15/2008	07/15/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	07/17/2008	07/14/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	07/21/2008	07/15/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	07/22/2008	07/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	07/23/2008	06/04/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	07/28/2008	07/28/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/05/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/07/2008	08/05/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/08/2008	08/05/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/08/2008	08/05/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/08/2008	08/05/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/08/2008	08/05/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/21/2008	08/12/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/22/2008	08/06/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/22/2008	08/22/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/25/2008	08/12/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/25/2008	08/12/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/25/2008	08/12/2008
Norcross	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Bethel Park (Pittsburgh)	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Exton	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Boston	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/25/2008	08/25/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/26/2008	10/04/2007
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/26/2008	08/12/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	08/29/2008	08/12/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/02/2008	07/18/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/08/2008	09/08/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/09/2008	09/09/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/09/2008	09/09/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/15/2008	09/02/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/15/2008	09/15/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/22/2008	09/22/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/30/2008	09/30/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/30/2008	09/30/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/02/2008	09/09/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/08/2008	06/06/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/08/2008	10/08/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/09/2008	10/09/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/10/2008	10/10/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/15/2008	05/07/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/15/2008	10/07/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/15/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/15/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/15/2008	10/15/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/15/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/15/2008	10/15/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/16/2008	10/16/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/17/2008	09/11/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/17/2008	09/13/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/17/2008	01/14/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	11/10/2008	11/10/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	11/18/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	11/19/2008	11/19/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	11/20/2008	11/10/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	11/20/2008	11/20/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	11/20/2008	11/20/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	11/24/2008	11/24/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	12/02/2008	12/02/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	12/03/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/09/2009	11/01/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/12/2009	01/09/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/16/2009	08/12/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/22/2009	09/01/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/27/2009	12/10/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/28/2009	01/14/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	02/05/2009	10/28/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	02/09/2009	10/11/2007
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	02/19/2009	11/06/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	03/02/2009	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	03/10/2009	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	03/27/2009	03/03/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	04/02/2009	09/26/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	04/14/2009	09/16/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	04/27/2009	10/10/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	05/11/2009	11/19/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/09/2009	09/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/16/2008	09/13/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/16/2008	09/21/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/16/2008	10/11/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/16/2008	02/07/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/16/2008	09/16/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/16/2008	09/16/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	05/16/2008	05/16/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	05/19/2008	05/19/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	05/30/2008	05/30/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/19/2008	06/13/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	24”	[***]	[***]	[***]	[***]	Active	06/26/2008	06/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	07/24/2008	07/09/2008
Atlanta	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/09/2007	09/17/2007
Atlanta	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/09/2007	10/09/2007
Atlanta	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/09/2007	10/09/2007
Atlanta	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/09/2007	10/09/2007
Atlanta	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/09/2007	10/09/2007
Atlanta	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/09/2007	10/09/2007
Atlanta	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	10/19/2007	10/05/2007
Miami	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	07/02/2008	06/16/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	10/17/2008	05/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/21/2008	01/16/2008
Tennessee	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/27/2008	05/23/2008
Key Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	01/28/2009	02/14/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	04/01/2009	02/04/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Surplus	06/24/2008	02/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Surplus	10/17/2008	10/17/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Surplus	12/11/2008	12/11/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell UltraSharp E207WFP 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Surplus	06/16/2009	06/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2208WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/05/2009	05/05/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2208WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/05/2009	05/05/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2208WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/06/2009	05/06/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2208WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/08/2009	05/08/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2208WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/20/2009	05/20/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2208WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/20/2009	05/20/2009
Key Center	Symetra Financial	Dell UltraSharp E2208WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	06/04/2009	06/04/2009
Key Center	Symetra Financial	Dell UltraSharp E2208WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/08/2009	05/08/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2208WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Surplus	06/11/2009	06/11/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2208WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Surplus	06/11/2009	06/11/2009
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/18/2008	12/18/2008
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/18/2008	12/18/2008
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/18/2008	12/18/2008
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/18/2008	12/18/2008
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/18/2008	12/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/18/2008	12/18/2008
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/18/2008	12/18/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/18/2008	12/18/2008
Itasca	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/24/2008	12/24/2008
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/30/2008	12/30/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/31/2008	12/31/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/31/2008	12/31/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/02/2009	01/02/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/05/2009	01/05/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/06/2009	01/06/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/08/2009	01/05/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/08/2009	01/08/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/12/2009	01/12/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/12/2009	01/12/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/15/2009	01/15/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/19/2009	01/19/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/27/2009	01/27/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/29/2009	01/29/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/29/2009	01/29/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/29/2009	01/29/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/29/2009	01/29/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/29/2009	01/29/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/29/2009	01/29/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/29/2009	01/29/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/30/2009	01/30/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/03/2009	02/03/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/04/2009	02/04/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/05/2009	02/05/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/05/2009	02/05/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/05/2009	02/05/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/05/2009	02/05/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/09/2009	02/09/2009
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/25/2009	02/25/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/25/2009	02/25/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/25/2009	02/25/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/25/2009	02/25/2009
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/26/2009	02/26/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/26/2009	02/26/2009
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/27/2009	02/27/2009
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/27/2009	02/27/2009
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/02/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/02/2009	03/02/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/03/2009	03/03/2009
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/03/2009	03/03/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/06/2009	03/06/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/12/2009	03/12/2009
(Unknown)	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/17/2009	03/17/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/17/2009	03/17/2009
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/17/2009	03/17/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/23/2009	03/03/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/23/2009	03/23/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/27/2009	03/27/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/27/2009	03/27/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/30/2009	03/30/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/03/2009	01/22/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/07/2009	04/07/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/10/2009	03/03/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/20/2009	01/29/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/20/2009	04/20/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/15/2009	03/03/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/20/2009	05/20/2009
Key Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/20/2009	05/20/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/26/2009	02/26/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	07/10/2009	07/10/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/23/2009	01/23/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	02/04/2009	02/04/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/10/2009	03/10/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Pending Disposal	02/26/2009	01/29/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	06/10/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Surplus	01/05/2009	01/05/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Surplus	01/08/2009	01/08/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209W 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Surplus	05/22/2009	04/14/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209WA 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	06/18/2009	06/18/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209WA 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	06/18/2009	06/18/2009
Key Center	Symetra Financial	Dell UltraSharp E2209WA 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	06/19/2009	06/19/2009
Key Center	Symetra Financial	Dell UltraSharp E2209WA 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	06/19/2009	06/19/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E2209WA 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Surplus	06/19/2009	06/19/2009
Key Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/26/2007	09/26/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/26/2007	09/26/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/26/2007	09/26/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/26/2007	09/26/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/26/2007	09/26/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/26/2007	09/26/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	10/15/2007	09/11/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/05/2007	11/13/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/09/2008	01/09/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/13/2008	02/28/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/13/2008	03/06/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/07/2008	03/28/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	06/06/2008	06/06/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	07/17/2008	06/26/2008
Key Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	07/29/2008	07/29/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Key Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Key Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	07/30/2008	07/30/2008
Key Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	08/04/2008	07/30/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	08/21/2008	08/21/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	08/22/2008	08/22/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	08/27/2008	08/27/2008
Norcross	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/08/2008	09/08/2008
Norcross	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/08/2008	09/08/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/08/2008	09/08/2008
Norcross	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/08/2008	09/08/2008
Norcross	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/18/2008	09/08/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	10/08/2008	10/08/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	10/08/2008	10/08/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	10/08/2008	10/08/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	10/09/2008	10/09/2008
Key Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	10/24/2008	12/21/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/04/2008	06/06/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/04/2008	06/06/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/18/2008	10/03/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/26/2008	11/26/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/26/2008	11/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/26/2008	11/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/26/2008	11/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/26/2008	11/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/26/2008	11/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/26/2008	11/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/26/2008	11/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/26/2008	11/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/26/2008	11/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/27/2008	11/27/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/02/2009	01/02/2009
Norcross	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	01/16/2009	01/16/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/03/2009	04/03/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/08/2009	04/08/2009
Key Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/08/2009	04/08/2009
Key Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/17/2009	04/17/2009
Key Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/20/2009	04/20/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/21/2009	04/21/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/21/2009	04/21/2009
TeleWorker	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/21/2009	04/21/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/30/2009	04/20/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	04/30/2009	04/30/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/14/2009	04/30/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/14/2009	05/14/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/25/2009	05/25/2009
TeleWorker	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/27/2009	05/27/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/27/2009	05/27/2009
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	01/08/2009	11/26/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Surplus	12/17/2007	12/07/2007
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFP 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Surplus	07/23/2008	07/15/2008
Key Center	Symetra Financial	Dell UltraSharp E228WFPC 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFPC 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Key Center	Symetra Financial	Dell UltraSharp E228WFPC 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Key Center	Symetra Financial	Dell UltraSharp E228WFPC 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFPC 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	10/02/2008	10/02/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFPC 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	10/13/2008	10/02/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFPC 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/20/2008	10/15/2008
Key Center	Symetra Financial	Dell UltraSharp E228WFPC 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/16/2009	09/23/2008
Symetra Financial Center	Symetra Financial	Dell UltraSharp E228WFPC 22” LCD	Monitor	22”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	05/18/2009	09/23/2008
Symetra Financial Center	Symetra Financial	Dell Widescreen 24” LCD Monitor	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/26/2007	11/26/2007
Symetra Financial Center	Symetra Financial	Dell Widescreen 24” LCD Monitor	Monitor	24”	[***]	[***]	[***]	[***]	Active	10/15/2008	10/08/2008
Symetra Financial Center	Symetra Financial	Dell Widescreen 24” LCD Monitor	Monitor	24”	[***]	[***]	[***]	[***]	Active	10/15/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Dell Widescreen 24” LCD Monitor	Monitor	24”	[***]	[***]	[***]	[***]	Active	12/05/2008	12/05/2008
Norcross	Symetra Financial	Dell Widescreen 24” LCD Monitor	Monitor	24”	[***]	[***]	[***]	[***]	Active	03/17/2009	03/17/2009
Symetra Financial Center	Symetra Financial	Dell Widescreen 24” LCD Monitor	Monitor	24”	[***]	[***]	[***]	[***]	Active	02/04/2009	02/04/2009
Symetra Financial Center	Symetra Financial	Dell Widescreen 24” LCD Monitor	Monitor	20”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	10/23/2008	04/16/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell Widescreen 24” LCD Monitor	Monitor	24”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	03/11/2009	11/18/2008
Symetra Financial Center	Symetra Financial	E228WFP 22-inch Widescreen Flat Panel Monitor	Monitor	22”	[***]	[***]	[***]	[***]	Active	12/07/2007	11/01/2007
Symetra Financial Center	Symetra Financial	Gateway Vivitron 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Gateway Vivitron 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Gateway Vivitron 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/26/2008	09/26/2008
Symetra Financial Center	Symetra Financial	Gateway Vivitron 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Surplus	09/22/2005	08/19/2005
San Diego	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Miami	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/23/2005	12/23/2005
Miami	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/23/2005	12/23/2005
Miami	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/23/2005	12/23/2005
Boston	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Plano	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Plano	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Plano	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Plano	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Plano	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Plano	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Plano	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Plano	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Plano	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Plano	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/20/2008	12/29/2005
Plano	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/20/2008	12/29/2005
Indianapolis	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Surplus	12/21/2005	12/21/2005
Miami	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Surplus	12/23/2005	12/23/2005
Miami	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Surplus	12/23/2005	12/23/2005
Boston	Symetra Financial	IBM G74 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Surplus	12/28/2005	12/28/2005
Symetra Financial Center	Symetra Financial	LG Flatron 1919SQ 19” monitorLG Flatron 1919SQ 19” monitor	Monitor	19”	[***]	[***]	[***]	[***]	Active	01/15/2009	01/15/2009
Symetra Financial Center	Symetra Financial	Mag Innovision LT782s LCD Monitor	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	Nanao FlexScan F2-17EX	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC AccuSync 120 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/19/2008	09/19/2008
Symetra Financial Center	Symetra Financial	NEC AccuSync 120 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/19/2008	09/19/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	NEC AccuSync 120 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/19/2008	09/19/2008
Symetra Financial Center	Symetra Financial	NEC AccuSync 120 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/19/2008	09/19/2008
Symetra Financial Center	Symetra Financial	NEC AccuSync 120 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/19/2008	09/19/2008
Symetra Financial Center	Symetra Financial	NEC AccuSync 120 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/19/2008	09/19/2008
Symetra Financial Center	Symetra Financial	NEC AccuSync 120 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/19/2008	09/19/2008
Symetra Financial Center	Symetra Financial	NEC AccuSync 120 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Surplus	05/14/2009	09/19/2008
Symetra Financial Center	Symetra Financial	NEC AccuSync 900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/31/2005	12/31/2005
Symetra Financial Center	Symetra Financial	NEC AccuSync 900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/11/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC AccuSync 900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/25/2008	12/31/2005
Symetra Financial Center	Symetra Financial	NEC AccuSync 900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/19/2008	09/19/2008
Symetra Financial Center	Symetra Financial	NEC AccuSync 900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/19/2008	09/19/2008
Symetra Financial Center	Symetra Financial	NEC AccuSync 900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/19/2008	09/19/2008
Symetra Financial Center	Symetra Financial	NEC AccuSync 900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/19/2008	09/19/2008
Symetra Financial Center	Symetra Financial	NEC AccuSync 900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/19/2008	09/19/2008
Symetra Financial Center	Symetra Financial	NEC AccuSync 900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	11/09/2007	12/15/2005
Symetra Financial Center	Symetra Financial	NEC AccuSync 900 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	01/10/2008
Symetra Financial Center	Symetra Financial	NEC MultiSync 1720M 17” LCD	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync 5FGE 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Key Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/10/2005	10/10/2005
Indianapolis	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/20/2005	12/20/2005
South Windsor	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

South Windsor	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
San Diego	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Cincinnati	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Itasca	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Atlanta	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Plano	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Key Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/20/2007	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	01/17/2008	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	04/02/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	06/03/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	06/18/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Key Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/16/2009	09/24/2008
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	05/15/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	09/18/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	09/18/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	10/07/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
(Unknown)	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	10/23/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	12/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	01/08/2009	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	01/08/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	01/12/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	05/13/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	06/11/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	06/18/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	01/14/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	10/03/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	01/06/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	01/29/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	04/08/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	05/22/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E900+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	05/22/2009	10/18/2006
Key Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
TeleWorker	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
South Windsor	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
(Unknown)	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	04/18/2006	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	01/10/2007	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/06/2007	06/09/2006
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/17/2007	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	01/10/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	10/08/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	06/18/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	08/22/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	09/22/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	10/15/2008	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Pending Disposal	06/11/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	11/09/2007	05/16/2007
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Surplus	11/14/2007	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync E950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Surplus	06/26/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE1250 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE1250 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	06/16/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE1250 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	05/29/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	11/01/2007	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	03/25/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	05/13/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	06/22/2009	08/19/2005
Key Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/08/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE2111SB 22” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	06/19/2009	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Bethel Park (Pittsburgh)	Symetra Financial	NEC MultiSync FE770-BK 17” CRT (Black)	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Bethel Park (Pittsburgh)	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Conshocken	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Conshocken	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Conshocken	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Conshocken	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Conshocken	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
San Diego	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
San Diego	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Cincinnati	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/20/2007	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/03/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/30/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/10/2009	09/01/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/27/2009	12/14/2006
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	09/18/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	09/18/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	05/27/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	06/16/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	06/18/2009	08/19/2005
Key Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	10/31/2008	08/19/2005
Conshocken	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	12/21/2005	12/21/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	06/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	02/19/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	05/22/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/10/2005	10/10/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	06/16/2008	08/19/2005
Key Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/08/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	09/18/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	09/18/2008	12/14/2006
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	10/15/2008	12/14/2006
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	11/26/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	01/08/2009	12/14/2006
Symetra Financial Center	Symetra Financial	NEC MultiSync FE950+ 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	01/29/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	22”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Key Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/15/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/15/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/13/2007	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	01/23/2008	08/19/2005
Key Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	01/28/2008	08/19/2005
Key Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/12/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	06/20/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Key Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/19/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/30/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/08/2009	08/19/2005
Key Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	06/16/2009	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE991SB 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/08/2008	08/19/2005
Indianapolis	Symetra Financial	NEC MultiSync FE992 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/20/2005	12/20/2005
South Windsor	Symetra Financial	NEC MultiSync FE992 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FE992 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/29/2008	08/19/2005
Key Center	Symetra Financial	NEC MultiSync FE992 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	NEC MultiSync FE992 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	07/10/2009	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	NEC MultiSync FP950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Symetra Financial Center	Symetra Financial	NEC MultiSync FP950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/10/2007	12/31/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FP950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Active	06/17/2009	08/19/2005
Key Center	Symetra Financial	NEC MultiSync FP950 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/16/2008	08/19/2005
Symetra Financial Center	Symetra Financial	NEC MultiSync FP955 19” CRT	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	08/08/2008	08/08/2008
Symetra Financial Center	Symetra Financial	Samsung SyncMaster 21GLS 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Samsung SyncMaster 21GLS 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Samsung SyncMaster 21GLS 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Samsung SyncMaster 21GLS 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Samsung SyncMaster 21GLS 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Samsung SyncMaster 21GLS 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]		[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Symetra Financial Center	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	04/04/2008	04/04/2008
Symetra Financial Center	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	10/23/2008	08/07/2008
Key Center	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	02/23/2009	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Active	04/06/2009	08/19/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/16/2008	12/27/2005
Miami	Symetra Financial	Sony Flat Panel LCD Monitor	Monitor	Unknown	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/16/2008	12/27/2005
Symetra Financial Center	Symetra Financial	Sony Multiscan 20seII 20” CRT	Monitor	20”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Sony Multiscan 520gs 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Sony StylePro SDM-S74 17” LCD	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Sony StylePro SDM-S74 17” LCD	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Sony StylePro SDM-S74 17” LCD	Monitor	17”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S75A 17” LCD	Monitor	17”	[***]	[***]	[***]	[***]	Active	10/11/2005	10/11/2005
San Diego	Symetra Financial	Sony StylePro SDM-S75A 17” LCD	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/23/2005	12/23/2005
San Diego	Symetra Financial	Sony StylePro SDM-S75A 17” LCD	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/23/2005	12/23/2005
Key Center	Symetra Financial	Sony StylePro SDM-S75A 17” LCD	Monitor	17”	[***]	[***]	[***]	[***]	Active	10/11/2006	10/11/2006
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S75A 17” LCD	Monitor	17”	[***]	[***]	[***]	[***]	Active	03/06/2008	10/11/2006
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S75A 17” LCD	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/15/2008	12/31/2005
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/06/2005	09/05/2006
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/10/2005	09/29/2005
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/15/2005	12/15/2005
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/15/2005	12/15/2005
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/15/2005	12/15/2005
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/31/2005	12/31/2005
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/31/2005	12/31/2005
Key Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/04/2008	08/25/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2008	12/31/2005
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/01/2008	08/08/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	04/24/2009	08/08/2008
Symetra Financial Center	Symetra Financial	Sony StylePro SDM-S95A 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	11/09/2007	02/15/2005
South Windsor	Symetra Financial	ViewSonic E771 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
South Windsor	Symetra Financial	ViewSonic E771 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
South Windsor	Symetra Financial	ViewSonic E773 17” CRT	Monitor	17”	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Symetra Financial Center	Symetra Financial	ViewSonic P810 21” CRT	Monitor	21”	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	ViewSonic VE150 15” LCD	Monitor	15”	[***]	[***]	[***]	[***]	Active	04/14/2009	08/19/2005
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	06/09/2006	06/09/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/20/2006	07/20/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/20/2006	07/20/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/20/2006	07/20/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/20/2006	07/20/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/20/2006	07/20/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/24/2006	07/24/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	11/14/2006	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	12/17/2007	12/17/2007
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	04/04/2008	04/04/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/10/2008	05/10/2008
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/10/2008	05/10/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/10/2008	05/10/2008
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	06/24/2008	06/24/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/14/2008	07/14/2008
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	07/28/2008	12/11/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2008	06/09/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2008	07/20/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2008	08/24/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2008	10/17/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2008	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	10/17/2008	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	01/09/2009	09/08/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	01/28/2009	10/08/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	02/03/2009	04/16/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/11/2009	02/11/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/18/2009	10/17/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	03/27/2009	03/13/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	04/13/2009	06/29/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	04/14/2009	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	05/14/2009	10/17/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	06/04/2009	07/20/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	06/09/2009	07/20/2006
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Active	06/16/2009	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	06/04/2009	06/04/2009
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	01/04/2008	06/16/2006
Plano	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/20/2008	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	15”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/29/2008	06/29/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	03/17/2008	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/08/2008	06/29/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/08/2008	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	01/21/2009	09/29/2008
Key Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	03/10/2009	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	03/23/2009	11/14/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Mgr Assignment	03/26/2009	05/10/2008
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	ViewSonic VP920B 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Surplus	01/29/2009	09/29/2008
Symetra Financial Center	Symetra Financial	ViewSonic VX2000 20” LCD	Monitor	20”	[***]	[***]	[***]	[***]	Active	06/04/2008	08/19/2005
Symetra Financial Center	Symetra Financial	ViewSonic VX910 19” LCD	Monitor	19”	[***]	[***]	[***]	[***]	Pending Disposal	05/05/2008	05/05/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Blazie VersaPoint Duo Printer	Printer	Braille	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Atlanta	Symetra Financial	Canon 710 Fax	Copier/Fax Machine	Fax Machine	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Atlanta	Symetra Financial	Canon 8500 Fax	Copier/Fax Machine	Fax Machine	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Miami	Symetra Financial	Canon BJC-1000 Printer	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
San Diego	Symetra Financial	Canon BJC-250 Printer	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/23/2005	12/23/2005
Boston	Symetra Financial	Canon BJC-250 Printer	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Key Center	Symetra Financial	Canon FilePrint 400	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Canon GP200S Copier/Fax	Copier/Fax Machine	Network Copy/Fax	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon GP200S Copier/Fax	Copier/Fax Machine	Network Copy/Fax	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3045	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/04/2008	09/04/2008
Key Center	Symetra Financial	Canon ImageRunner 3045	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3045	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Key Center	Symetra Financial	Canon ImageRunner 3300	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3300	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3300	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3300	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3300	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3300	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3300	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Key Center	Symetra Financial	Canon ImageRunner 330S	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Canon ImageRunner 330S	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 330S	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 3570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 400S	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Atlanta	Symetra Financial	Canon ImageRunner 400S	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 4570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Key Center	Symetra Financial	Canon ImageRunner 4570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Key Center	Symetra Financial	Canon ImageRunner 4570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Canon ImageRunner 4570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Canon ImageRunner 4570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Canon ImageRunner 4570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Canon ImageRunner 4570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Canon ImageRunner 4570	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Canon ImageRunner 5000	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon ImageRunner 5050	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/04/2008	09/04/2008
Symetra Financial Center	Symetra Financial	Canon Laser Class 3170	Copier/Fax Machine	Fax Machine	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon Laser Class 3170	Copier/Fax Machine	Fax Machine	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon Laser Class 3170	Copier/Fax Machine	Fax Machine	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon NP6035 Copier	Copier/Fax Machine	Standalone Copier	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Canon PIXMA Pro 9000	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Dell OptiPlex GX520 3.0GHz Desktop	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Epson Stylus Photo 820	Printer	Ink Jet	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/07/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard Business Ink Jet 1100	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard Business Ink Jet 1100	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard Business Ink Jet 1100	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard Business Ink Jet 1200	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard Business Ink Jet 1200	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DesignJet 750C Plus	Printer	Plotter	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 1000C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 1120C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 5440	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	04/02/2007	04/02/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 5440	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	04/02/2007	04/02/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 5550	Printer	Ink Jet	[***]	[***]	[***]	[***]	Pending Disposal	06/25/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 5650	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Indianapolis	Symetra Financial	Hewlett Packard DeskJet 5650	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/20/2005	12/20/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 5650	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	05/10/2006	05/10/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 5650	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	08/15/2007	08/15/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 5650	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 5650	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/11/2008	11/20/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6122	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	10/13/2005	10/13/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6122	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6122	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/02/2008	10/13/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6122	Printer	Ink Jet	[***]	[***]	[***]	[***]	Pending Mgr Assignment	09/26/2008	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM NAME	CLASS	SUBCLASS	ASSET TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6122	Printer	Ink Jet	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/08/2008	08/24/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6122	Printer	Ink Jet	[***]	[***]	[***]	[***]	Surplus	11/09/2007	08/24/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 6540	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Key Center	Symetra Financial	Hewlett Packard DeskJet 6540	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Key Center	Symetra Financial	Hewlett Packard DeskJet 670C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6840	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	06/25/2008	06/25/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	07/09/2008	06/13/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/11/2008	09/11/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Key Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Key Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	10/06/2008	10/06/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	10/14/2008	08/11/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	10/15/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	10/21/2008	08/11/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	10/30/2008	10/30/2008
San Diego	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/12/2008	12/12/2008
Key Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	02/03/2009	02/03/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	02/06/2009	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	03/23/2009	03/23/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	05/28/2009	05/28/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	04/20/2009	04/20/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Pending Mgr Assignment	06/06/2009	09/18/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 6940	Printer	Ink Jet	[***]	[***]	[***]	[***]	Surplus	11/30/2007	08/14/2007
Key Center	Symetra Financial	Hewlett Packard DeskJet 695C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 695C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 710C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Surplus	04/10/2009	12/22/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 720C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 720C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	03/19/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 810C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 810C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 810C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
South Windsor	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Atlanta	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Atlanta	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Atlanta	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Atlanta	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	06/29/2006	06/29/2006
Key Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	04/10/2009	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	04/14/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Pending Disposal	10/30/2008	09/23/2008
Key Center	Symetra Financial	Hewlett Packard DeskJet 840C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Pending Mgr Assignment	12/30/2008	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 880C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 880C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Indianapolis	Symetra Financial	Hewlett Packard DeskJet 880C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/20/2005	12/20/2005
Indianapolis	Symetra Financial	Hewlett Packard DeskJet 880C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/20/2005	12/20/2005
Indianapolis	Symetra Financial	Hewlett Packard DeskJet 880C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/20/2005	12/20/2005
Indianapolis	Symetra Financial	Hewlett Packard DeskJet 880C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/20/2005	12/20/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 880C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	05/10/2006	05/10/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 880C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	02/25/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 890C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 895CXI	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 895CXI	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 895CXI	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/02/2008	09/02/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 895CXI	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 895CXI	Printer	Ink Jet	[***]	[***]	[***]	[***]	Pending Mgr Assignment	01/21/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 895CXI	Printer	Ink Jet	[***]	[***]	[***]	[***]	Surplus	09/22/2005	08/19/2005
Indianapolis	Symetra Financial	Hewlett Packard DeskJet 940C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Indianapolis	Symetra Financial	Hewlett Packard DeskJet 940C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/20/2008	12/21/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Plano	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 950C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Pending Disposal	10/19/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 960C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 960C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 960C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 960C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 960C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 960C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 960C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	01/08/2009	08/19/2005
Key Center	Symetra Financial	Hewlett Packard DeskJet 960C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Pending Mgr Assignment	01/18/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 960C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Surplus	04/04/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard DeskJet 960C	Printer	Ink Jet	[***]	[***]	[***]	[***]	Surplus	01/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1012	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1012	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1012	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1012	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1012	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1012	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
South Windsor	Symetra Financial	Hewlett Packard LaserJet 1012	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	Hewlett Packard LaserJet 1012	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Bethel Park (Pittsburgh)	Symetra Financial	Hewlett Packard LaserJet 1012	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Boston	Symetra Financial	Hewlett Packard LaserJet 1012	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1012	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1012	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	05/26/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1020	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/09/2006	06/09/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/09/2006	06/09/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/13/2006	10/13/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/11/2006	12/11/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/23/2007	02/23/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/27/2007	03/27/2007
Key Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/16/2007	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Atlanta	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Key Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Plano	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/07/2007	09/07/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/07/2007	09/07/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Key Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Key Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/13/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/27/2007	09/12/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/		STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/16/2007	10/03/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/16/2007	10/05/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/18/2007	10/11/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/22/2007	10/11/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/22/2007	10/11/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/22/2007	10/15/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/23/2007	10/15/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/30/2007	10/23/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	11/06/2007	11/01/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	11/26/2007	11/26/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	11/26/2007	11/26/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	11/27/2007	11/27/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	11/30/2007	11/30/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/05/2007	11/15/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/07/2007	12/07/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/21/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/17/2008	01/17/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/31/2008	01/31/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/06/2008	05/16/2007
San Diego	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/02/2008	04/02/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/17/2008	04/16/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/22/2008	04/16/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/18/2008	11/15/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/16/2008	11/14/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/23/2008	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	06/09/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	10/18/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	09/13/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	06/18/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	11/13/2008	03/27/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/09/2009	05/12/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/23/2009	09/23/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/28/2009	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/03/2009	11/08/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/13/2009	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/11/2009	02/20/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/03/2009	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/14/2009	09/13/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/03/2009	09/13/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/09/2009	08/14/2007
Boston	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/02/2007	09/21/2007
Bethel Park (Pittsburgh)	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/25/2007	10/17/2007
Plano	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/20/2008	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	09/26/2008	05/16/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	09/26/2008	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	09/26/2008	05/16/2007
Key Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	10/31/2008	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/21/2008	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	04/03/2009	10/17/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	07/10/2009	05/16/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	10/07/2008	12/04/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	06/03/2009	09/23/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1022	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	07/06/2009	08/14/2007
Key Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

COMPANY
	BOUGHT					SERIAL	CUBE ID/	CONTACT		STATUS	ACQUIRE
BUILDING	FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	NUMBER	RACK	NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Bethel Park (Pittsburgh)	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/10/2005	08/19/2005
Indianapolis	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/20/2005	12/20/2005
Conshocken	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Conshocken	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Conshocken	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Atlanta	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	01/04/2008	08/19/2005
Conshocken	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	12/21/2005	12/21/2005
Conshocken	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	12/21/2005	12/21/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	07/02/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1100	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	05/05/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1150	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	10/30/2008	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1160	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1160	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/09/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1160	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	01/29/2009	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
San Diego	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/19/2007	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Key Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	05/28/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Ink Jet	[***]	[***]	[***]	[***]	Surplus	04/10/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1200	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	06/05/2009	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1300	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1300	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1300	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1300	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1300	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1300	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1300	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1300	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1300	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1300	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1300	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Bethel Park (Pittsburgh)	Symetra Financial	Hewlett Packard LaserJet 1300	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/02/2005	09/02/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/09/2005	09/09/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/09/2005	09/09/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY					CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/15/2005	12/15/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Boston	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Bethel Park (Pittsburgh)	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/31/2005	12/31/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/31/2005	12/31/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/31/2005	12/31/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/31/2005	12/31/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/31/2005	12/31/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/31/2005	12/31/2005
Cincinnati	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/03/2006	01/03/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/21/2006	02/21/2006
Key Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/10/2006	05/10/2006

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Key Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/10/2006	05/10/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/10/2006	05/10/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/10/2006	05/10/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/31/2006	05/31/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/31/2006	05/31/2006
Key Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/24/2006	08/24/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/13/2006	10/13/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/13/2006	10/13/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/13/2006	10/13/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2006	10/17/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/18/2006	10/18/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/12/2007	12/12/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/30/2008	01/10/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/01/2008	09/02/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/29/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	05/10/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	05/10/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	11/04/2008	05/31/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	11/05/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/14/2009	09/02/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/23/2009	12/31/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/27/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	01/18/2008	05/10/2006
Key Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	12/04/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	05/29/2009	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	06/06/2009	12/31/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1320	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	03/04/2008	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 1320N	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1600 Color	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/14/2007	08/14/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1600 Color	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2008	09/22/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1600 Color	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2008	09/22/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 1600 Color	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/02/2008	08/14/2007
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Indianapolis	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/26/2007	10/26/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/09/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/14/2008	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY							CUBE ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL NUMBER		RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Active	06/26/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Active	09/04/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Active	10/08/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Active	11/04/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Active	01/08/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Active	03/17/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	11/09/2007	08/19/2005
Indianapolis	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/20/2008	12/20/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	06/30/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Surplus	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Surplus	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2100		Printer	Laser	[***]	[***]	[***]	[***]	Surplus	04/14/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2200D		Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2200D		Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2200D		Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2200D		Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2200D		Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2200D		Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2200D	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2200D	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2200D	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2200D	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2200D	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/30/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2200D	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	03/17/2009	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2420DN	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2500L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 2550N	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Cincinnati	Symetra Financial	Hewlett Packard LaserJet 2550N	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Plano	Symetra Financial	Hewlett Packard LaserJet 2550N	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Plano	Symetra Financial	Hewlett Packard LaserJet 2550N	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2550N	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2008	09/22/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2550N	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2008	09/22/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 2600N	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2008	09/22/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 3020 All-in-One	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	10/24/2007	10/24/2007
Miami	Symetra Financial	Hewlett Packard LaserJet 3200	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 3330MFP	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 3505	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/16/2007	08/16/2007
Key Center	Symetra Financial	Hewlett Packard LaserJet 3550	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2008	09/22/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet 3600N	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2008	09/22/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Indianapolis	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/20/2005	12/20/2005
South Windsor	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Miami	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
San Diego	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Miami	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/23/2005	12/23/2005
Miami	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Atlanta	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Plano	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Atlanta	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	08/16/2008	12/27/2005
Miami	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	12/27/2005	12/27/2005
Miami	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	12/27/2005	12/27/2005
Miami	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	12/27/2005	12/27/2005
Miami	Symetra Financial	Hewlett Packard LaserJet 4	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	12/27/2005	12/27/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 4 Plus	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4 Plus	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4 Plus	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4 Plus	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4 Plus	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Conshocken	Symetra Financial	Hewlett Packard LaserJet 4 Plus	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
South Windsor	Symetra Financial	Hewlett Packard LaserJet 4 Plus	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Bethel Park (Pittsburgh)	Symetra Financial	Hewlett Packard LaserJet 4 Plus	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Miami	Symetra Financial	Hewlett Packard LaserJet 4 Plus	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	12/27/2005	12/27/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4000	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
South Windsor	Symetra Financial	Hewlett Packard LaserJet 4000	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
San Diego	Symetra Financial	Hewlett Packard LaserJet 4000	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4000T	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4000T	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4000T	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4000T	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 4050	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 4050	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Key Center	Symetra Financial	Hewlett Packard LaserJet 4050	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 4050	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 4050	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4050	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4050	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4050	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4050	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Indianapolis	Symetra Financial	Hewlett Packard LaserJet 4050	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/20/2005	12/20/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4050	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/16/2008	10/10/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4050	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	04/28/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4050T	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4050T	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4050T	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 4100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4100	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Atlanta	Symetra Financial	Hewlett Packard LaserJet 4100	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4100	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	12/19/2008	08/19/2005
Cincinnati	Symetra Financial	Hewlett Packard LaserJet 4101MFP	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	01/03/2006	01/03/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4200DTN	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4200DTN	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4200DTN	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
South Windsor	Symetra Financial	Hewlett Packard LaserJet 4200DTN	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4200DTN	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
San Diego	Symetra Financial	Hewlett Packard LaserJet 4200N	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/23/2005	12/23/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4240N	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/14/2008	12/19/2007

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Key Center	Symetra Financial	Hewlett Packard LaserJet 4250DTN	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4250N	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 4250N	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
South Windsor	Symetra Financial	Hewlett Packard LaserJet 4250N	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/02/2007	09/13/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4250TN	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 4250TN	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 4250TN	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
South Windsor	Symetra Financial	Hewlett Packard LaserJet 4250TN	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4250TN	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/14/2006	12/14/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4250TN	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/02/2007	04/02/2007
Key Center	Symetra Financial	Hewlett Packard LaserJet 4250TN	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/01/2008	01/31/2008
Indianapolis	Symetra Financial	Hewlett Packard LaserJet 4350DTN	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/03/2007	10/03/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4350DTN	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	11/09/2007	09/16/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4500	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Indianapolis	Symetra Financial	Hewlett Packard LaserJet 4600	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Miami	Symetra Financial	Hewlett Packard LaserJet 4600	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/23/2005	12/23/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4700DN	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/20/2008	02/20/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4700DN	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/13/2008	05/13/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4700DN	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/22/2008	05/22/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4L	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/08/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 4P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/13/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 5	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 5	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 5	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 5	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 5	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 5	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 5	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
South Windsor	Symetra Financial	Hewlett Packard LaserJet 5	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/22/2005	12/22/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 5	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	03/26/2008	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 5L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 5L	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/09/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 5P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 5P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 5P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 5P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 5P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
(Unknown)	Symetra Financial	Hewlett Packard LaserJet 5P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	02/15/2006	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Key Center	Symetra Financial	Hewlett Packard LaserJet 5P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	01/18/2008	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 5SI	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 5SI	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
TeleWorker	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/17/2007	12/17/2007
TeleWorker	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/17/2007	12/17/2007
TeleWorker	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/17/2007	12/17/2007
TeleWorker	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/17/2007	12/17/2007
Lake Oswego	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/28/2008	02/26/2008
TeleWorker	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/28/2008	02/26/2008
TeleWorker	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/12/2008	02/26/2008
New York Office	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/27/2008	02/20/2008
New York Office	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/27/2008	02/20/2008
TeleWorker	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/30/2008	12/11/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/16/2009	03/17/2008
Lake Oswego	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/16/2009	03/25/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/25/2009	09/11/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/05/2008	07/14/2008
TeleWorker	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	10/22/2008	02/20/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6310	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	12/31/2008	06/18/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Boston	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/13/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/30/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	11/05/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	05/15/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	05/27/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	01/15/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	06/02/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	06/06/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6L	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	02/27/2009	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Plano	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/03/2006	01/03/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/05/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/06/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/08/2008	10/08/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/30/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/23/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	01/08/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	09/12/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	09/12/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	10/15/2008	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	06/03/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	06/04/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	06/09/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	06/26/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	06/19/2009	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	11/09/2007	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	10/07/2008	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 6P	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	10/07/2008	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 8000	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 8000	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet 8000	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 8000N	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 8150DN	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 8150DN	Printer	Laser	[***]	[***]	[***]	[***]	Pending Disposal	04/21/2009	04/21/2009
Plano	Symetra Financial	Hewlett Packard LaserJet 9050DN	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/03/2006	01/03/2006
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet 9050DN	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Miami	Symetra Financial	Hewlett Packard LaserJet IIID	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Key Center	Symetra Financial	Hewlett Packard LaserJet IIIP	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/02/2008	12/19/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/04/2008	12/21/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/10/2008	12/21/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/10/2008	12/21/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/10/2008	12/21/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/10/2008	01/10/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/11/2008	12/28/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/17/2008	01/09/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/31/2008	01/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/11/2008	01/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/12/2008	12/21/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/13/2008	02/26/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/13/2008	03/06/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/18/2008	02/28/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/17/2008	03/28/2008
Atlanta	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/06/2008	05/06/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/19/2008	05/19/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/16/2008	06/16/2008
Norcross	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/18/2008	06/18/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/30/2008	06/13/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/11/2008	03/12/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/15/2008	07/03/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/28/2008	07/17/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/28/2008	08/28/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/12/2008	09/12/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/18/2008	09/18/2008
South Windsor	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2008	09/22/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/30/2008	09/30/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/15/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/15/2008	10/15/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	12/21/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/17/2008	08/05/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/24/2008	08/21/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/30/2008	10/30/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	11/20/2008	04/16/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	11/24/2008	11/24/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/09/2008	01/10/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/12/2008	12/12/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/08/2009	01/08/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Key Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/15/2009	01/15/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/22/2009	01/05/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/22/2009	01/22/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/22/2009	01/22/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/22/2009	01/22/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/27/2009	01/27/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/27/2009	01/27/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/28/2009	01/22/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/29/2009	01/29/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/29/2009	01/29/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/26/2009	02/26/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/26/2009	02/26/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	02/26/2009	02/26/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/09/2009	01/22/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/11/2009	03/12/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/31/2009	03/31/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/08/2009	04/08/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/10/2009	04/10/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/13/2009	04/13/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	04/14/2009	03/23/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/07/2009	11/19/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/11/2009	01/05/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/14/2009	05/14/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/26/2009	06/04/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/28/2009	05/28/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/22/2009	02/04/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/06/2009	06/11/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/30/2008	05/30/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/27/2008	06/13/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/17/2009	03/17/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Active	05/18/2009	05/18/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	09/23/2008	09/12/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	07/01/2009	01/29/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	07/10/2009	07/15/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	10/22/2008	06/11/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	02/09/2009	02/09/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	05/18/2009	01/29/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P1505	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	05/22/2009	02/26/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P2015	Printer	Laser	[***]	[***]	[***]	[***]	Active	10/30/2007	10/30/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P2015	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/05/2008	06/05/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P2015	Printer	Laser	[***]	[***]	[***]	[***]	Active	06/16/2008	06/16/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P2015	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/01/2008	06/26/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P2015	Printer	Laser	[***]	[***]	[***]	[***]	Active	08/21/2008	08/21/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard LaserJet P2015	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/21/2008	01/16/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet P2015DN	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Key Center	Symetra Financial	Hewlett Packard LaserJet P3005N	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/09/2008	09/09/2008
South Windsor	Symetra Financial	Hewlett Packard OfficeJet 4105	Printer	Laser	[***]	[***]	[***]	[***]	Active	11/20/2008	11/20/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 5610	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	05/06/2008	05/06/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 5610	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	11/04/2008	07/22/2008
Ohio Home Office	Symetra Financial	Hewlett Packard OfficeJet 5610	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	01/16/2009	02/07/2008
TeleWorker	Symetra Financial	Hewlett Packard OfficeJet 5610	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	05/06/2009	08/15/2007
Lake Forest	Symetra Financial	Hewlett Packard OfficeJet 5610	Printer	Multifunction	[***]	[***]	[***]	[***]	Pending Mgr Assignment	08/30/2008	07/12/2007
TeleWorker	Symetra Financial	Hewlett Packard OfficeJet 5610	Printer	Multifunction	[***]	[***]	[***]	[***]	Pending Mgr Assignment	11/01/2008	01/18/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 5610	Printer	Multifunction	[***]	[***]	[***]	[***]	Surplus	02/11/2008	02/11/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 5610	Printer	Multifunction	[***]	[***]	[***]	[***]	Surplus	08/01/2008	08/15/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 5610	Printer	Multifunction	[***]	[***]	[***]	[***]	Surplus	07/01/2009	07/01/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 6210	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 6210	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Bethel Park (Pittsburgh)	Symetra Financial	Hewlett Packard OfficeJet 6210	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Boston	Symetra Financial	Hewlett Packard OfficeJet 6210	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 6210	Printer	Laser	[***]	[***]	[***]	[***]	Active	01/14/2009	12/21/2007
TeleWorker	Symetra Financial	Hewlett Packard OfficeJet 6210	Printer	Laser	[***]	[***]	[***]	[***]	Active	03/04/2009	11/20/2008
Miami	Symetra Financial	Hewlett Packard OfficeJet 6210	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	03/17/2008	03/27/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 6210	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	01/17/2008	01/17/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 6210	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	05/01/2009	05/01/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 630	Printer	Multifunction	[***]	[***]	[***]	[***]	Pending Disposal	09/18/2008	09/18/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 6310	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
TeleWorker	Symetra Financial	Hewlett Packard OfficeJet 6310	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	12/11/2008	12/11/2008
TeleWorker	Symetra Financial	Hewlett Packard OfficeJet 6310	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	02/04/2009	02/04/2009
TeleWorker	Symetra Financial	Hewlett Packard OfficeJet 6310	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	04/20/2009	04/20/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 6310	Printer	Multifunction	[***]	[***]	[***]	[***]	Surplus	02/04/2009	02/04/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 7210	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	05/17/2007	05/17/2007
TeleWorker	Symetra Financial	Hewlett Packard OfficeJet 7210	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	05/17/2007	05/17/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 7210	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	06/11/2008	05/17/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 7210	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	07/14/2008	07/14/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 7210	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	01/14/2009	05/17/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 7210	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	01/15/2009	05/17/2007
Norcross	Symetra Financial	Hewlett Packard OfficeJet 7210	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	01/20/2009	11/20/2008
Plano	Symetra Financial	Hewlett Packard OfficeJet 7210	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	04/23/2009	04/23/2009
TeleWorker	Symetra Financial	Hewlett Packard OfficeJet 7210	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	06/16/2009	05/17/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 7210	Printer	Ink Jet	[***]	[***]	[***]	[***]	Surplus	08/21/2008	08/21/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 7210	Printer	Ink Jet	[***]	[***]	[***]	[***]	Surplus	12/10/2008	05/17/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 7210	Printer	Ink Jet	[***]	[***]	[***]	[***]	Surplus	02/13/2009	02/13/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 7310	Printer	Ink Jet	[***]	[***]	[***]	[***]	Surplus	05/04/2009	05/04/2009
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 9110	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 9110	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet 9120	Printer	Multifunction	[***]	[***]	[***]	[***]	Surplus	05/04/2009	05/04/2009
Conshocken	Symetra Financial	Hewlett Packard OfficeJet J5780	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	08/16/2007	08/16/2007
TeleWorker	Symetra Financial	Hewlett Packard OfficeJet J5780	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	05/13/2009	01/17/2008
TeleWorker	Symetra Financial	Hewlett Packard OfficeJet J5780	Printer	Multifunction	[***]	[***]	[***]	[***]	Pending Mgr Assignment	03/17/2008	01/08/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE

Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet J5780	Printer	Multifunction	[***]	[***]	[***]	[***]	Surplus	07/03/2009	02/11/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet K80XI	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet L7580	Printer	Multifunction	[***]	[***]	[***]	[***]	Surplus	10/07/2008	11/26/2007
Symetra Financial Center	Symetra Financial	Hewlett Packard OfficeJet PRO K550	Printer	Ink Jet	[***]	[***]	[***]	[***]	Active	09/25/2008	09/25/2008
Symetra Financial Center	Symetra Financial	Hewlett Packard PSC 1610 All-in-One	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Hewlett Packard PSC 1610 All-in-One	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	06/07/2007	06/07/2007
Symetra Financial Center	Symetra Financial	HP Laserjet 3015 Printer	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Key Center	Symetra Financial	HP Laserjet 3030 Printer	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	09/16/2008	09/16/2008
Key Center	Symetra Financial	HP Laserjet 3380 Printer	Printer	Multifunction	[***]	[***]	[***]	[***]	Active	09/24/2008	09/24/2008
Symetra Financial Center	Symetra Financial	HP LaserJet 4350n	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/12/2007	07/12/2007
Symetra Financial Center	Symetra Financial	HP LaserJet 6p xi	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Bethel Park (Pittsburgh)	Symetra Financial	HP LaserJet P4015n Printer	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	11/10/2008	11/10/2008
Symetra Financial Center	Symetra Financial	HP LaserJet P4015n Printer	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	11/24/2008	11/24/2008
South Windsor	Symetra Financial	HP LaserJet P4015n Printer	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	12/02/2008	12/02/2008
Symetra Financial Center	Symetra Financial	IBM 4317 Printer	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	IBM InfoPrint 1372	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
South Windsor	Symetra Financial	IBM NetWork 17 Printer	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	12/22/2005	12/22/2005
Symetra Financial Center	Symetra Financial	Juliet Pro Braille printer	Printer	Braille	[***]	[***]	[***]	[***]	Active	09/29/2008	09/29/2008
Symetra Financial Center	Symetra Financial	Konica Minolta PagePro 1400W	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/30/2008	09/30/2008
Key Center	Symetra Financial	Lexmark Optra E+	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Indianapolis	Symetra Financial	Lexmark Optra E210	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Miami	Symetra Financial	Lexmark Optra E210	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Bethel Park (Pittsburgh)	Symetra Financial	Lexmark Optra E310	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/28/2005	12/28/2005
Plano	Symetra Financial	Lexmark Optra E310	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Indianapolis	Symetra Financial	Lexmark Optra E310	Printer	Laser	[***]	[***]	[***]	[***]	Pending Mgr Assignment	02/20/2008	12/21/2005
San Diego	Symetra Financial	Lexmark Optra E312	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/23/2005	12/23/2005
Plano	Symetra Financial	Lexmark Optra E312	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
Plano	Symetra Financial	Lexmark Optra E312	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/29/2005	12/29/2005
San Diego	Symetra Financial	Lexmark Optra E312L	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/23/2005	12/23/2005
San Diego	Symetra Financial	Lexmark Optra E312L	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/17/2007	11/21/2007
Miami	Symetra Financial	Lexmark Optra T610	Printer	Laser	[***]	[***]	[***]	[***]	Surplus	12/27/2005	12/27/2005
Indianapolis	Symetra Financial	Lexmark Optra T616	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/21/2005	12/21/2005
Miami	Symetra Financial	Lexmark Optra T616	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Lexmark Optra T616	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Lexmark Optra T616	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Miami	Symetra Financial	Lexmark Optra T616	Printer	Laser	[***]	[***]	[***]	[***]	Active	12/27/2005	12/27/2005
Key Center	Symetra Financial	NEC SuperScript 870	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	NEC SuperScript 870	Printer	Laser	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

	COMPANY						CUBE_ID/			STATUS	ACQUIRE
BUILDING	BOUGHT FOR	ITEM_NAME	CLASS	SUBCLASS	ASSET_TAG	SERIAL_NUMBER	RACK	CONTACT_NAME	STATUS	DATE	DATE
Symetra Financial Center	Symetra Financial	Ricoh Aficio 2035ESP	Printer	Network Copier/Printer	[***]	[***]	[***]	[***]	Active	09/22/2005	08/19/2005
Symetra Financial Center	Symetra Financial	Xerox Phaser 6180	Printer	Laser	[***]	[***]	[***]	[***]	Active	07/11/2008	07/11/2008

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Appendix C.2 Distributed Computing Supported Software

	Help	Core			Bus.			Limited
	Desk	Image		Not	Needs	License	Site	Quantity
Symetra Distributed Applications	Supported	Applications	Standard	Supported	Req.	count	License	amount	Notes
Office Suite Applications
Office XP	x	x	x						Option during image deployment; candidate for retirement pending Symetra approval
Office Suite (Access, Excel, Outlook, PowerPoint, Word)	x	x	x						Not deployed as a part of the image; candidate for retirement pending Symetra approval
Office 2007	x	x							Option during image deployment
Office Communicator	x	x	x
Office Live Meeting	x	x	x
Presentation Applications
Harvard Instant Charts
Desktop Publication Apps.
Adobe Acrobat	x					x
Adobe Reader	x	x	x
Expressions Web	x
Publisher	x		x
Graphic Design applications
Grabbit 2.5				x
Local Database Applications
MS Access — Customized				x
Database Reporting Apps
SQL Reporting Services				x
Crystal Reports	x					x
Reports Facilitator				x
Database Client
None
Terminal Server applications
Citrix XenApp	x	x	x
Microsoft RDP Terminal Service Client	x
E-mail applications
Outlook	x	x	x
MailMarshal * — scanning	x
Ironport SaaS — scanning	x
PDA applications
Blackberry Desktop Software	x
Calendar applications
Outlook	x	x	x
Accounting applications
MFACT				x
Microcash for Windows				x
Finance applications
Flexsoft				x
FundStation				x
Quicken				x		x
Programming applications
Remedy (Action Request)	x
Seaview				x
VPN applications
Cisco VPN Client	x	x	x
Internet applications
Internet Explorer 6.0 (Office XP Only)	x	x
Internter Explorer 7.0 (Office 2007 Only	x	x
Communication applications
CentreVue	x
Language Interpretation Services	x
Lanier (old NICE calls)	x

ACS confidential and proprietary	C.2 — Distributed Computing SW	Page 1 of 4

	Help	Core			Bus.			Limited
	Desk	Image		Not	Needs	License	Site	Quantity
Symetra Distributed Applications	Supported	Applications	Standard	Supported	Req.	count	License	amount	Notes
NICE Universe	x
Phone 2PC Recording	x
Faxing applications
Enterprise Fax Manager				x
Fax Util				x
WinFax	x					x
Flowcharting applications
Visio	x
Visio Viewer	x	x	x
Contact Management Apps
Bacon’s MediaSource				x
Project Tracking Apps
Project	x
Simply TIME (task manager)				x
Print Utility applications
PrintNow!				x
Scanning Software Apps
None
Handicap Utility
Jaws Software	x
Video Conferencing Apps
None
Security applications
Cyber Gatekeeper Agent	x	x	x
Safeboot	x	x
CyberArmor	x	x	x
FAZAM 2000				x
PowerQuest				x		x
McAfee Antivirus	x	x	x
Reference applications
NILS				x
Operating Systems Apps
Windows 2000	x	x	x
Windows XP	x	x	x
Undefined applications
Ameritech White and Yellow Pages				x
Catapult Training				x
Chase Insight & Reporter				x		x
Desktop Submit				x
EFTPS for Windows 01.07.01				x
EOSI/CLAS (Library copyright)				x
Extra! 6.71	x	x	x
EZ2000				x		x
FlashPlayer	x	x	x
ICW Required				x
Iomega Tools				x
Message Manager				x
MMCD				x
MSDN				x
PBS				x
DirectX	x	x			x	x
IBM DB2 Connect					x
Panagon Document Management					x
PCAnywhere				x
PGP Encryption					x
PowerSelect					x
Qview4					x

ACS confidential and proprietary	C.2 — Distributed Computing SW	Page 2 of 4

	Help	Core			Bus.			Limited
	Desk	Image		Not	Needs	License	Site	Quantity
Symetra Distributed Applications	Supported	Applications	Standard	Supported	Req.	count	License	amount	Notes
RoboHelp Office 2000					x
Skill Vantage					x
Snag-It! (screen shot capture)	x
Source OffSite 3.5.1				x
Spencer CD				x		x
Trellis					x
Unicenter					x
UVT					x
Web IIS					x
WebTrends					x
WELL Concession Calculator					x
Window’s MDAC		x	x		x
Window’s Media Player	x	x	x		x
Winrapid Teledex					x
WinZip	x	x	x		x

ACS confidential and proprietary	C.2 — Distributed Computing SW	Page 3 of 4

	Help	Core			Bus.			Limited
	Desk	Image		Not	Needs	License	Site	Quantity
Symetra Distributed Applications	Supported	Applications	Standard	Supported	Req.	count	License	amount	Notes

*	To be replaced by IronPort SaaS per transformation schedule.

ACS confidential and proprietary	C.2 — Distributed Computing SW	Page 4 of 4

Appendix C.3 Distributed Computing Core Images

Application	Application
Windows 2000 Professional	Legacy Desktop OS

Windows XP Professional	Current Desktop OS

Symantec Anti-Virus 8.5	Anti-Virus Software

McAfee VirusScan Enterprise + AntiSpyware Enterprise	Anti-Virus Software

MS GPResult	Client Install allows for reporting for Group policies

MSConfig (WINNT)	An applet / tool provides local troubleshooting information to a TA.

MS DirectX 9x	DirectX is an advanced suite of multimedia application programming interfaces (APIs) built into Windows 2000. DirectX provides a standard development platform for Windows-based PCs by enabling software developers to access specialized hardware features.

MS Windows Media Player 11	Many organizations use the electronic medium for distributing study and training material in audio and video format. Media Player provides a consistent interface for these multimedia presentations.

Internet Explorer 6	Browser for systems with Office XP

Internet Explorer 7	Browser for Systems with Office 2007

MS MDAC	Microsoft Data Access Components (MDAC) contains core Data Access components such as the Microsoft SQL Server™ OLE DB provider and ODBC driver.

WinZip 9.0	WinZip provides a necessary tool for zipping and unzipping files that need to be compressed for faster file transfer.

Citrix XenApp	A Citrix client allows the user to establish a Citrix session with Citrix Metaframe or Terminal server.

Adobe Reader 9.1	Acrobat Reader allows anyone to open a portable document format file (.pdf) across a broad range of hardware and software, and it will look exactly as the author intended — with layout, fonts, links, and images intact.

IBM DB2 Connect	DB 2 Connect allows host data directly available to your personal computer and LAN-based workstations.

MacroMedia FlashPlayer	Flash Player is a web browser plugin that allows the viewer to play multimedia content created with Macromedia Flash MX.

Visio Viewer 2003	The Microsoft Visio Viewer allows anyone to view Visio drawings, diagrams, charts, and illustrations in a Web-based environment from within Microsoft Internet Explorer.

VPN Software	For remote users to connect via the Virtual Private Network

Extra! PC v6.71	Attachmate’s Extra! Personal Client (EPC) 6.71 is the standard terminal emulation software

SafeBoot Encryption	Symetra whole disk encryption tool for laptops and desktops.

Office XP	Microsoft Office Suite

Office 2007	Alternate Office Suite

Misc Updates	Various updates and configuration changes are made to the standard operating system. Some of them fall into these general categories.

Desktop Customization

System Management

Power Management

Start Menu Configuration

MC Updater Tool Shortcut

ACS confidential and proprietary.	Appendix C3 Dist Comp Core Img	Page 1 of 2

Application	Application
Windows Explorer Configuration

.NET Framework

Windows Scripting Host

Security Patches

Microsoft Q Fixes

Verify Patch Installations

ACS confidential and proprietary.	Appendix C3 Dist Comp Core Img	Page 2 of 2

SCHEDULE 2D
DATA NETWORK SERVICES SOW
[Attached Hereto]
SCHEDULE 2D

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW
Schedule 2D
Data Network Services SOW
for
Symetra Life Insurance Company (Symetra)
AUGUST 1, 2009
Confidential Information

Page i

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW

1.0 Data Network Services Overview and Objectives	2

1.1 Services Overview	2

1.2 Service Objectives	2

2.0 Service Environment	3

2.1 Scope of Services and Infrastructure to be Supported	3

3.0 Data Network Services Requirements	3

3.1 Service Descriptions and Roles and Responsibilities	3

3.2 Exclusions	10

4.0 Service Management	10

4.1 Objectives	10

4.2 Service Level Agreements (SLAs)	11

4.3 Reports	13

5.0 Referenced Schedule Appendices and Schedules	13

5.1 Referenced Schedule 2D Appendices	13

5.2 Referenced Agreement Schedules	13
List of Tables

Table 1.	General Roles and Responsibilities	5
Table 2.	Engineering/Development Roles and Responsibilities	5
Table 3.	Network Service Provisioning Roles and Responsibilities	6
Table 4.	Network Operations and Administration Roles and Responsibilities	7
Table 5.	Network Monitoring and Reporting Roles and Responsibilities	8
Table 6.	Documentation Roles and Responsibilities	8
Table 7.	Firewall Services Roles and Responsibilities	9
Table 8.	Security Intrusion Detection Services Roles and Responsibilities	9
Table 9.	Security Vulnerability and Penetration Services Roles and Responsibilities	10
Table 10.	Network Availability SLAs	11
Table 11.	Network Administration Services SLAs	11
Table 12.	Security Intrusion Detection SLAs	12
Table 13.	Security Penetration Services SLAs	12
Confidential Information

Page ii

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW
1.0 Data Network Services Overview and Objectives
1.1 Services Overview
Data network Services are the Services and activities, as detailed in this Schedule 2D, required to provide and support Symetra data network environment as described in Section 2.0 below. ACS responsibilities include, but are not limited to, the provisioning, management, administration, monitoring and troubleshooting of the Symetra end-to-end data network which includes the following Services components:
▪	Wide-area Network (WAN)

▪	Local-area Network (LAN)

▪	Virtual Private Network (VPN)

▪	Network Security
As depicted in Figure 1 below, in addition to the Services described in this Schedule 2D, ACS is responsible for providing the Services described in Schedule 2A — Cross-Functional Services SOW. Figure 1 depicts the relationship between the cross functional Services — and all Schedules within the scope of the Agreement.
Cross Functional SOW

Data	Distributed	Data	Voice	Help Desk	Output	Content
Center	Computing	Network	Comm.	Services	Processing	Management
Services	Services	Services	Services	SOW	Services	Services
SOW	SOW	SOW	SOW		SOW	SOW
Figure 1: Service Towers with Cross Functional View
1.2 Service Objectives
The following are the key high-level Service objectives Symetra expects to achieve through outsourced data network Services and this Schedule 2D:
▪	Meet Symetra business needs for highly available, scalable, reliable, and secure data network infrastructure to Symetra headquarters, remote offices and remote individual End-Users, and Symetra external business partners (e.g., Blue Frog, State Street and SunGard) as required

▪	Operate efficiently and effectively by running on a consolidated data network infrastructure and by simplifying data network management, procurement and budgeting

▪	Minimize administrative effort by engaging ACS to provide this management function

▪	Achieve the SLRs/SLAs specified in Section 4 of this Schedule 2D
Confidential Information

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW
2.0 Service Environment
2.1 Scope of Services and Infrastructure to be Supported
The following sub-sections and related Schedule 2D appendices describe and scope the data network environment to be supported/complied with. Service environment descriptions and appendices include listings of hardware and Software, policies and procedures, licenses and agreements, work-in-progress and future initiatives. Service environment appendices are to be maintained and reviewed with Symetra by ACS and made available to Symetra on a quarterly basis.
2.1.1 Hardware and Software
Appendix D.1 — Data Network Hardware and Software — A listing and description of all ACS provided/supported Data Network hardware and software
2.1.2 Data Network Circuits and VPN Connections
Appendix D.2 — Data Network Circuits and VPN Connections — A listing and description of all ACS provided/supported data network circuits and point-to-point VPN connections
2.1.3 Network Topology
Appendix D.3 — Network Topology — A diagram providing Symetra’s data network topology
2.1.4 Data Network Tools
Appendix D.4 — Data Network Tools — A listing of data network tools that ACS shall provide in the provision of the data network Services
2.1.5 Service Locations
A description and location of all Symetra Sites requiring network Services is provided in Attachment B of the Agreement.
2.1.6 Personnel
ACS will be responsible for staffing skilled and appropriately certified data network management staff to meet the SLRs/SLAs set forth in this Schedule 2D.
3.0 Data Network Services Requirements
3.1 Service Descriptions and Roles and Responsibilities
In addition to the Services, activities, and roles and responsibilities described in Schedule 2A — Cross-Functional SOW, ACS is responsible for the following data network Services, activities and roles and responsibilities.
Confidential Information

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW
3.1.1 Data Network Services Requirements
a.	Wide Area Network (WAN) Services

WAN Services include the provision and monitoring and management of networks that interconnect two or more separate facilities that span a geographic area larger than a campus or metropolitan area (e.g., routers, point to point circuits, MPLS, frame relay and Internet connectivity). ACS shall work with public carriers, circuit providers, Symetra business partners and other Third Parties on behalf of Symetra to ensure delivery of WAN Services. Support of any data network Services-related work required by designated data network Third Parties, to support the Symetra data network, is considered within the scope of Services.

b.	Local Area Network (LAN) Services

LAN Services include the provision and monitoring and management of all wired and wireless LAN components and networks that are usually confined to a single facility or portion of a facility. This Service ends at, but does not include, the LAN attached device network card at the desktop.

c.	Virtual Private Network (VPN) Services

VPN Services include the provision and monitoring and management of methods for remote End-Users and business partners to securely connect to the network and data center computing Services over the public Internet. This Service includes dedicated site-to-site VPN connectivity on a shared public IP network. It requires industry and Internet-based standards for security to create and preserve privacy, data integrity, and authenticity. The VPN Service must be highly scalable. ACS shall provide and support home user VPN Software.

d.	IP Dial Services

IP dial Services include the provision and monitoring and management of a connection methodology for remote End-Users to securely connect to the network and data center computing Services via dial-up connectivity.

e.	Network Security Services

Network security Services include, the provision and support of methods (e.g., hardware, software and processes) that provide security to physical and logical devices connected to the data network.

f.	Management Services

Management Services include the provision and support of a suite of activities that spans all aspects of system security and networking levels in terms of system and component management and monitoring, information protection, component-addressing methods, access control, and change control.
The following tables identify each Party’s roles and responsibilities associated with this Schedule 2D. An “X” is placed in the column under the Party that is responsible for performing the applicable task. As part of the Services, ACS shall perform all of the roles and responsibilities that are ACS obligations, as denoted by an “x” in the ACS column set forth in this Schedule 2D.
Confidential Information

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW
3.1.2 General Responsibilities
The following table identifies general roles and responsibilities associated with this Schedule 2D.
     Table 1. General Roles and Responsibilities

General Roles and Responsibilities		ACS	Symetra
1.	Recommend data network (e.g., WAN / LAN/ VPN / Firewall) requirements based on industry best practices	X

2.	Review and approve data network requirements		X

3.	Review and approve services and standards for all network Services		X

4.	Perform business liaison function to Symetra operational units		X

5.	Recommend network capacity thresholds	X

6.	Approve network capacity planning thresholds		X

7.	Provide capacity and performance reports on a quarterly basis	X

8.	Procure/provision, manage, monitor and maintain the Symetra end-to-end data network components, circuits and Services	X

9.	Report performance against SLRs/SLAs and other operational requirements	X

10.	Provide network connectivity to non-Symetra users (e.g., Symetra guests) as requested by Symetra	X
3.1.3 Design/Engineering
The following identifies the activities, roles and responsibilities associated with engineering/development Services that are specific to this Schedule. Additional activities include:
     Table 2. Engineering/Development Roles and Responsibilities

Engineering/Development Roles and Responsibilities		ACS	Symetra
1.	Provide network design, engineering and security testing and integration procedures that meet requirements and adhere to defined policies	X

2.	Approve network design engineering, security testing and integration procedures		X

3.	Prepare network design, engineering, changes, security, plans and schedules to support new and enhanced applications, architectures and standards	X

4.	Provide recommendations for optimizing data network design	X

5.	Review and approve Symetra or ACS initiated network design, engineering, changes, security, plans and schedules		X

6.	Approve the scheduling of all changes to the network environment		X

7.	Coordinate with Symetra and affiliated entities, and public carriers, as required	X
Confidential Information

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW
3.1.4 Network Services Provisioning
ACS will perform end-to-end data network Services provisioning, including acquiring, ongoing management and disposition of new and upgraded data network equipment and circuits. The following table identifies the underlying roles and responsibilities associated with network Services provisioning activities.
     Table 3. Network Service Provisioning Roles and Responsibilities

Network Provisioning Roles and Responsibilities		ACS	Symetra
1.	Review carrier and other Third Party options and provide Symetra recommendations regarding most favorable options (e.g., cost vs. benefits)	X

2.	Order and expedite WAN circuits, equipment and Services as defined by Symetra	X

3.	Configure data network components (e.g., hardware and Software) prior to installation	X

4.	Document data network component configurations (e.g., router configuration files and IP addressing schemas)	X

5.	Develop and document network provisioning requirements and policies	X

6.	Approve network provisioning requirements and policies		X

7.	Provide capacity planning assistance to develop and maintain ongoing network resource requirements projections	X

8.	Coordinate ordering, procurement and inventory management of data network components and circuits	X

9.	Remove/decommission provisioned data network equipment and connectivity from Symetra Sites as required per agreed schedules to prevent disruptions in Services during removal activities	X

10.	Review and approve installation, connectivity and removal activities		X

11.
Serve as the single point of contact to manage all data network Third Party (e.g., public carriers, circuit providers, vendors) Services and activities in accordance with Symetra requirements (e.g., data network performance requirements, Incident and problem resolution, capacity management, administrative requirements, project schedules, project plans)
X

12.	Ensure that all new circuits, devices and Software provisioned are included in configuration management documentation	X
3.1.5 Network Operations and Administration
Network operations and administration Services are the activities associated with the provisioning and day-to-day management of the data network environment. The following table identifies the activities, roles and responsibilities associated with network operations and administration that are specific to this Schedule.
Confidential Information

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW
     Table 4. Network Operations and Administration Roles and Responsibilities

Network Operations and Administration Roles and Responsibilities		ACS	Symetra
1.	Provide data network (e.g., LAN/WAN) connectivity contained in the service environment	X

2.	Develop and document network administration requirements and policies	X

3.	Develop and document procedures for administration that meet requirements and adhere to Symetra defined policies and procedures	X

4.	Approve administration policies and procedures		X

5.	Perform day-to-day network operations and administration activities	X

6.
Perform proactive data network systems management and troubleshooting (e.g. bandwidth and capacity management, performance management and enhancement, Incident and problem management, change and capacity monitoring and management)
X

7.
For Incidents and problems involving data network Third Parties, contact Third Parties to determine the cause of the outage, notify Symetra, and work on the Incident/problem with Third Party until resolved and report resolution to Symetra
X

8.
Provide, manage and maintain all data network components (e.g., hardware, operating system Software and applications) to meet Symetra requirements including all of ACS’s data network components that could impact Symetra, in accordance with Symetra’s policies (including security oversight and Change Management Procedures)
X

9.	Provide, manage and maintain data network utilization and management tools and infrastructure (e.g., content compression devices, load balancing devices, SSL acceleration)	X

10.	Manage and perform physical (e.g., equipment) and logical (e.g., IP address change) IMACs in accordance with Symetra approved schedules	X

11.	Manage and maintain addressing schemas and configurations (e.g., IP addressing schemes, router configurations, routing tables, VPN configurations, firewall configurations)	X

12.	Manage and maintain QoS CoS for QoS/CoS sensitive applications and VOIP Services	X

13.	Manage and maintain connectivity to Third Parties and Symetra business partners	X

14.	Manage End-User accounts as needed for access and maintaining network resources (e.g., logon user-id and password maintenance)	X

15.	Manage and maintain DNS/DHCP Services	X

16.	Maintain and provide audit information, including access, general logs, and application logs, in accordance with Symetra’s security policies	X

17.	Ensure that network administration activities are coordinated through defined Change Management Procedures	X
3.1.6 Network Monitoring and Reporting
Network monitoring and reporting are the activities associated with the proactive monitoring and reporting of data network performance and management information (e.g., performance metrics,
Confidential Information

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW
Incidents). The following table identifies the roles and responsibilities associated with network monitoring and reporting Services that are specific to this Schedule.
     Table 5. Network Monitoring and Reporting Roles and Responsibilities

Network Monitoring and Reporting Roles and Responsibilities		ACS	Symetra
1.	Provide and document requirements and policies for network monitoring (e.g., capacity, Incident and problem management)	X

2.	Approve requirements and policies for network monitoring (e.g., capacity, Incident and problem management)		X

3.	Provide and document network monitoring and problem management procedures, including escalation thresholds, that meet requirements and adhere to defined policies	X

4.	Approve network monitoring and problem management procedures		X

5.	Provide and implement tools for monitoring network devices and traffic	X

6.	Implement measures for proactive monitoring, analysis and self-healing capabilities to limit network outages and to optimize bandwidth utilization and data network performance	X

7.	Monitor network per SLRs/SLAs	X

8.	Provide data network reporting (e.g., availability, utilization, latency, IDS) and integrate Third Party data where required in accordance with Symetra requirements	X
3.1.7 Documentation
The following are required document types that are specific to this Schedule.
a.	Network system specifications and topologies (e.g., router and firewall configurations, firewall policies, routing diagrams, IP addressing tables and hardware/software listings)

b.	Detailed circuit location information (e.g., circuit ID including LEC access ID, location and speed)

c.	Detailed documentation showing all firewall policy, group, object, etc. information

d.	“As-built” documentation for all network devices (including firewalls) that are deployed in development, test, QA, production or other technical environments
The following table identifies the roles and responsibilities associated with documentation activities that are specific to this Schedule.
     Table 6. Documentation Roles and Responsibilities

Documentation Roles and Responsibilities		ACS	Symetra
1.	Provide documentation requirements		X

2.	Provide documentation as required by Symetra	X
Confidential Information

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW
3.1.8 Network Security Services
3.1.8.1 Firewall Management
ACS shall provide firewall management Services including firewall engineering and management, and access control list engineering and management, in compliance with Symetra’s policies and standards. The following table identifies roles and responsibilities associated with the firewall management Services.
     Table 7. Firewall Services Roles and Responsibilities

Firewall Management Services Roles and Responsibilities		ACS	Symetra
1.	Recommend best practice firewall policies	X

2.	Develop Symetra specific firewall polices		X

3.	Approve firewall polices		X

4.	Provide Services in conformance to firewall policies	X

5.	Perform firewall engineering and firewall security design	X

6.	Assess firewall security and propose alternative security designs	X

7.	Review and approve firewall security designs		X

8.	Maintain access control lists (ACL) in accordance with policies	X

9.	Review and approve firewall ACL policies		X

10.	Provide and manage firewalls and firewall configurations	X

11.	Monitor performance levels of the firewalls through setting of thresholds, and provide reporting, and take proactive and/or reactive steps to resolve any performance issues	X

12.	Develop recommendations for improved firewall security	X

13.	Review and approve recommendations for improved firewall security		X
3.1.8.2 Security Intrusion Detection Services
ACS shall provide both NIDS (network-based intrusion detection Service) and HIDS (host-based intrusion detection Service). The following table identifies the roles and responsibilities associated with the security intrusion detection Services.
     Table 8. Security Intrusion Detection Services Roles and Responsibilities

Security Intrusion Detection Services Roles and Responsibilities		ACS	Symetra
1.	Develop policies and standards for security intrusion detection	X

2.	Approve policies and standards for security intrusion detection		X

3.	Provide security intrusion detection Services at wired and wireless data network entry points and provide reporting	X

4.	Notify Symetra of malicious activity and intrusions	X

5.	Provide daily and monthly reports indicating number of detected intrusions. Reports should include the top 10 exploits and top ten devices registering detected intrusion	X

6.	Provide alerts of malicious activity and intrusions according to risk rating of the signatures, in accordance with Symetra policies and procedure	X

7.	Respond to and remediate the effects of malicious activity and intrusions	X
Confidential Information

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW

Security Intrusion Detection Services Roles and Responsibilities		ACS	Symetra
8.	Allow for independent security intrusion detection Services	X

9.	Develop recommendations for improved security and provide to Symetra on a quarterly basis	X

10.	Review and approve recommendations for improved security		X

11.	Implement approved recommendations	X
3.1.8.3 Security Vulnerability and Penetration Services
ACS shall test the susceptibility of Symetra’s network hosts to a specific attack or suite of attacks targeting all Symetra Internet address space as well as all Symetra intranet address space using automated and custom methods. The following table identifies the roles and responsibilities associated with the security vulnerability and penetration Services.
     Table 9. Security Vulnerability and Penetration Services Roles and Responsibilities

Security Vulnerability and Penetration Services Roles and Responsibilities		ACS	Symetra
1.	Develop policies for security vulnerability and penetration testing	X

2.	Approve policies for security vulnerability and penetration testing		X

3.	Conduct security vulnerability scans and penetration testing	X

4.	Allow for independent security vulnerability and penetration Services	X

5.	Provide reporting on testing results	X

6.	Develop recommendations for improved security	X

7.	Review and approve recommendations for improved security		X

8.	Implement approved recommendations	X
3.2 Exclusions
The following items are specifically excluded from this statement of work:
          a. None
4.0 Service Management
4.1 Objectives
A key objective of the Agreement is to attain the SLRs/SLAs. SLAs and project-specific SLAs are specified with Fee Reductions as detailed in Schedule 5 where business is impacted through failure to meet significant mission critical systems or Services, or project milestones or objectives warrants a reduction in Fees paid when Service performance requirements are not met. SLRs are detailed in the following sections of this Schedule 2D.
ACS shall provide written reports to Symetra regarding ACS’s compliance with the SLRs/SLAs specified in this. Schedule 2D.
Confidential Information

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW
4.2 Service Level Agreements (SLAs)
  The SLRs for each of the following SLAs represent minimum service levels required across all Service Towers. ACS must consistently meet or exceed such SLRs.
     Table 10. Network Availability SLAs

Definition	Network availability is defined as the time during which the data network is fully functioning as specified below and normal business operations can be carried out with no data loss, downtime, or performance degradation on primary path. If a secondary path is functional, then availability SLAs shall be considered met.

Performance criteria for the wide area network and virtual private network are to be measured on an end-to-end basis. End-to-end shall mean site-to-site or from a premises access device (e.g., router) across the local, regional, and core networks to another access device.

Pre-scheduled downtime requirements	All maintenance shall be performed in accordance with Symetra’s Change Management Procedures.
Data Network Availability SLAs

Service Type	Service Measure	Performance Target	SLR
End-to end availability - critical locations (Symetra headquarters and ACS data center)	Availability	[***]	[***]

Remote office availability	Availability	[***]	[***]

Internet access availability	Availability	[***]	[***]

LAN availability for offices with LAN switch services	Availability	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet
     Table 11. Network Administration Services SLAs

Definition	Routers and circuits to be managed proactively using either product-specific or proprietary network monitoring and management tools. Measurement for these network components is 24x7x365 requirement. Pre-scheduled maintenance shall be preformed according to the published maintenance window schedule, with the ability to reschedule based on network availability requirements from the various Symetra groups or clients.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW
Network Administration Services SLAs

Administration Task	Service Measure	Performance Target	SLR
Data network Service reporting per Symetra requirements	Reporting timeliness	[***]	[***]

Implementation of firewall changes related to changing, adding/deleting firewall rules.	Response time	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet
     Table 12. Security Intrusion Detection SLAs

Definition	Network traffic to/from designated systems is monitored for current attack signatures and is retained for 3 days. Measurement for this Service is 7x24x365 requirement. Pre-scheduled maintenance shall be preformed per the Symetra-approved change window.
Security Intrusion Detection SLAs

Management Task	Service Measure	Performance Target	SLR
Notify Symetra of any NIDs and HIDs related events	Elapsed time from receipt of notification	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement Tool	As provided in the Spec Sheet
     Table 13. Security Penetration Services SLAs

Definition	Entire networks are tested to determine the susceptibility of their hosts to current attacks.
Security Vulnerability & Penetration Services SLAs

Management Task	Service Measure	Performance Target	SLR
Deliver remediation plan that addresses identified penetration testing vulnerabilities	Elapsed time	[***]	[***]

	Formula	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

August 1, 2009	Symetra Life Insurance Company (Symetra)
Schedule 2D—Data Network Services SOW
Security Vulnerability & Penetration Services SLAs

Management Task	Service Measure	Performance Target	SLR
	Measurement Interval	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet
4.3 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS will provide written reports to Symetra regarding ACS’ compliance with the SLAs and other network activity reports specified in this Schedule 2D:
5.0 Referenced Schedule Appendices and Schedules
5.1 Referenced Schedule 2D Appendices

Schedule Appendix	Description
Appendix D.1	Data Network Hardware and Software

Appendix D.1	Data Network Circuits and VPN Connections

Appendix D.3	Network Topology

Appendix D.4	Data Network Tools
5.2 Referenced Agreement Schedules

Agreement Schedule	Description
Schedule 2A	Cross-Functional Services SOW

Schedule 5	Fee Reductions
Confidential Information

Appendix D.1 — Data Network Hardware and Software

		Network			State/	Remote Device
Platform Type	Region	Type	Type of Location/Site	City	Province	Model
CSU/DSU	Remote	WAN	[***]	San Diego	CA
CSU/DSU	Remote	WAN	[***]	South Windsor	CT
CSU/DSU	Remote	WAN	[***]	Miami	FL
CSU/DSU	Remote	WAN	[***]	Miami	FL
CSU/DSU	Remote	WAN	[***]	Norcross	GA
CSU/DSU	Remote	WAN	[***]	Itasca	IL
CSU/DSU	Remote	WAN	[***]	Indianapolis	IN
CSU/DSU	Remote	WAN	[***]	London	KY
CSU/DSU	Remote	WAN	[***]	Boston	MA
CSU/DSU	Remote	WAN	[***]	Cincinnati	OH
CSU/DSU	Remote	WAN	[***]	Exton	PA
CSU/DSU	Remote	WAN	[***]	Bethel Park	PA
CSU/DSU	Remote	WAN	[***]	Dallas	TX
CSU/DSU	Remote	WAN	[***]	Plano	TX
CSU/DSU	NWDC	WAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR
CSU/DSU	NWDC	WAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR
CSU/DSU	NWDC	WAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR
CSU/DSU	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR
CSU/DSU	NWDC	WAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR
CSU/DSU	Bellevue HQ	WAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
CSU/DSU	Bellevue HQ	WAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Firewall	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Firewall	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Firewall	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Firewall	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
IDS	USA	LAN	NWDC-USA-Hillsboro-3935 NW Aloclek Place	Hillsboro	OR
IDS	USA	LAN	NWDC-USA-Hillsboro-3935 NW Aloclek Place	Hillsboro	OR
ISA (Proxy) Server	Bellevue HQ	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
ISA (Proxy) Server	Bellevue HQ	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

1 |	Appendix D.1 — Data Network Hardware and Software
These materials are considered confidential and proprietary

		Network			State/	Remote Device
Platform Type	Region	Type	Type of Location/Site	City	Province	Model
ISA (Proxy) Server	Bellevue HQ	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
ISA (Proxy) Server	Bellevue HQ	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Load Balancer	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR
Load Balancer	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR
Load Balancer	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR
Load Balancer	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR
Network Appliance	Bellevue HQ	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR
Network Appliance	Bellevue HQ	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR
Router	Remote	WAN	[***]	San Diego	CA	[***]
Router	Remote	WAN	[***]	Miami	FL	[***]
Router	Remote	WAN	[***]	Miami	FL	[***]
Router	Remote	WAN	[***]	Boston	MA	[***]
Router	NWDC	WAN	NWDC-USA-Hillsboro-3935 NW Aloclek Place	Hillsboro	OR	[***]
Router	NWDC	WAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Router	NWDC	WAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Router	NWDC	WAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Router	USA	WAN	Sales-USA-Exton-One East Uwchlan Ave.	Exton	PA	[***]
Router	Remote	WAN	[***]	South Windsor	CT	[***]
Router	Remote	WAN	[***]	South Windsor	CT	[***]
Router	Remote	WAN	[***]	Miami	FL	[***]
Router	Remote	WAN	[***]	Norcross	GA	[***]
Router	Remote	WAN	[***]	Itasca	IL	[***]
Router	Remote	WAN	[***]	Indianapolis	IN	[***]
Router	Remote	WAN	[***]	London	KY	[***]
Router	Remote	WAN	[***]	Cincinatti	OH	[***]
Router	Remote	WAN	[***]	Bethel Park	PA	[***]
Router	Remote	WAN	[***]	Dallas	TX	[***]
Router	Remote	WAN	[***]	Plano	TX	[***]
Router	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Router	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Router	NWDC	WAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Router	NWDC	WAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Router	Bellevue HQ	WAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Router	Bellevue HQ	WAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Remote	LAN	[***]	San Diego	CA	[***]
Switch	Remote	LAN	[***]	South Windsor	CT	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

2 |	Appendix D.1 — Data Network Hardware and Software
These materials are considered confidential and proprietary

		Network			State/	Remote Device
Platform Type	Region	Type	Type of Location/Site	City	Province	Model
Switch	Remote	LAN	[***]	South Windsor	CT	[***]
Switch	Remote	LAN	[***]	Miami	FL	[***]
Switch	Remote	LAN	[***]	Miami	FL	[***]
Switch	Remote	LAN	[***]	Miami	FL	[***]
Switch	Remote	LAN	[***]	Norcross	GA	[***]
Switch	Remote	LAN	[***]	Norcross	GA	[***]
Switch	Remote	LAN	[***]	Itasca	IL	[***]
Switch	Remote	LAN	[***]	Indianapolis	IN	[***]
Switch	Remote	LAN	[***]	Indianapolis	IN	[***]
Switch	Remote	LAN	[***]	Boston	MA	[***]
Switch	Remote	LAN	[***]	Cincinatti	OH	[***]
Switch	Remote	LAN	[***]	Exton	PA	[***]
Switch	Remote	LAN	[***]	Bethel Park	PA	[***]
Switch	Remote	LAN	[***]	Plano	TX	[***]
Switch	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Switch	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Switch	NWDC	LAN	Symetra-USA-Hillsboro-50 NW Amberwood Drive	Hillsboro	OR
Switch	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Switch	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Switch	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Switch	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Switch	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Switch	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Switch	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Switch	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Switch	NWDC	LAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

3 |	Appendix D.1 — Data Network Hardware and Software
These materials are considered confidential and proprietary

		Network			State/	Remote Device
Platform Type	Region	Type	Type of Location/Site	City	Province	Model
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-601 108th Ave	Bellevue	WA	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

4 |	Appendix D.1 — Data Network Hardware and Software
These materials are considered confidential and proprietary

		Network			State/	Remote Device
Platform Type	Region	Type	Type of Location/Site	City	Province	Model
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
Switch	Bellevue HQ	LAN	Symetra-USA-Bellevue-777 108th Ave NE Ste 1200	Bellevue	WA	[***]
VPN Concentrator	NWDC	WAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]
VPN Concentrator	NWDC	WAN	Symetra-USA-Hillsboro-3935 Alocleck Place	Hillsboro	OR	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

5 |	Appendix D.1 — Data Network Hardware and Software
These materials are considered confidential and proprietary

Appendix D.2 — Data Network Circuits and VPN Connections

						Remote		Remote
			Network	Network	WAN/MAN/LAN	Site LEC	Remote	Device	Circuit
Program	Country	Region	Type	Transport	Carrier Name	Name	Device Model	Name	Type	City
Symetra	USA	NWDC	WAN	Ethernet	Time Warner Telecom		[***]	[***]	T1	Hillsboro
Symetra	USA	NWDC	LAN	Ethernet	Verizon Business		[***]	[***]
Symetra	USA	Remote	WAN	Frame	Sprint	Sprint	[***]	[***]	T1	Boston
Symetra	USA	Remote	WAN	Frame	Sprint	Sprint	[***]	[***]	T1	Cincinatti
Symetra	USA	Remote	WAN	Frame	Sprint	Sprint	[***]	[***]	T1	South Windsor
Symetra	USA	Remote	WAN	Frame	Sprint	Sprint	[***]	[***]	T1	South Windsor
Symetra	USA	Remote	WAN		AT&T	AT&T	[***]	[***]	T1	Miami
Symetra	USA	Remote	WAN	Frame	Sprint	Sprint	[***]	[***]	T1	Miami
Symetra	USA	Remote	WAN	Frame	Sprint	Sprint	[***]	[***]	T1	Norcross
Symetra	USA	Remote	WAN	Frame	Sprint	Sprint	[***]	[***]	T1	Itasca
Symetra	USA	Remote	WAN	Frame	Sprint	Sprint	[***]	[***]	T1	Indianapolis
Symetra	USA	Remote	WAN	Frame	Sprint	Embarq	[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

1 |	Appendix D.2 — Data Network Circuits and VPN Connections
These materials are considered confidential and proprietary

						Remote		Remote
			Network	Network	WAN/MAN/LAN	Site LEC	Remote	Device	Circuit
Program	Country	Region	Type	Transport	Carrier Name	Name	Device Model	Name	Type	City
Symetra	USA	NWDC	WAN		Integra Telecom	[***]	[***]	SYNWA1R01	T1	Hillsboro
Symetra	USA	NWDC	WAN		Verizon	[***]	[***]	SYNWA1R02	T1	Hillsboro
Symetra	USA	NWDC	WAN	Frame	Sprint	[***]	[***]	SYNWA1R03	T1	Hillsboro
Symetra	USA	NWDC	WAN		Sprint	[***]	[***]	SYNWA1R05	T1	Hillsboro
Symetra	USA	Remote	WAN	Frame	Sprint	[***]	[***]	SYTXA1R02	T1	Bethel Park
Symetra	USA	USA	WAN	Frame	Sprint	[***]	[***]	SYPAA1R02	T1	Exton
Symetra	USA	Remote	WAN	Frame	Sprint	[***]	[***]	SYPAA1R03	T1	Plano
Symetra	USA	Remote	WAN		Sprint	[***]	[***]	*
Symetra	USA	Remote	WAN	Frame	Sprint	[***]	[***]	SYCAA1R01	T1	San Diego
Symetra	USA	Bellevue HQ	WAN	Leased line	Integra Telecom	[***]	[***]	SYWAA3R01	DS3	Bellevue
Symetra	USA	Bellevue HQ	WAN	Leased Line	Verizon	[***]	[***]	SYWAB6R01	DS3	Bellevue
Symetra	USA	Remote	LAN	Ethernet			[***]	*

*	Additional details are necessary in order to identify the device name
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

2 |	Appendix D.2 — Data Network Circuits and VPN Connections
These materials are considered confidential and proprietary

Symetra Network Topology
[***]
Symetra Network Topology Symetra HeadquartersInternetACS NWSC Bellevue, WAPrimary 1 GB EnvironmentHillsboro, OR Link Backup 1 GB MSFCMainframe Key 1stLinkVerizon 72066509MSFC 6509 Key 6thInternet Server Farm Key 16th Internet Firewalls TimeACS Firewalls Key 17th Warner 7206 3745 MSFC Symetra 3rd6506 MSFC 65062610 Symetra 4th37453745 37452610 Symetra 5thISDN PRI MSFCFrame-Relay DS3T1 3745 6506DS3T1 Symetra 6thKey 6th On Demand SunGard DS32610 Symetra 7th DS3 MSFC3745 Symetra 8thSymetra Symetra 65063rdFrame Relay Exton, PA Symetra 9th768k Miami, FLT1 (2) SunGard2610Bowne T1Application SupportPrint Services Symetra 10thBoston, MA Miami, FLDallas, TX T1 Atlanta, GA 768k Symetra 11th T1T1768k Bethel Park, PASan Diego, T1 (2) T1CA768k Symetra 12th ACS Indianapolis, INLondon, KY Hartford,Plano,Cincinnati,Itasca, Symetra 14th CTTXOHIL Symetra 15th

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Bellevue LAN
[***]
SYWAA3X02 SYWAA1X01 Catalyst 2950 SFT 3rd VLAN3 SYWAB1X01 SYWAA4X01 Key 1st SYWAA3X01 VLAN2 SFT 4th VLAN4 SYWAA5X01 VLAN5 SYWAB6X02 SFT 5th SYWAA6X01 Key 6th VLAN66 VLAN6 L L L L A A T T S S I N N I N N U U SFT 6th R R SYWAA7X01 Catalyst 6500 SFT 7th VLAN7 SYWAB16X01 SYWAA8X01 Key 16th VLAN16 SFT 8th VLAN8 SYWAA3R01 SYWAA9X01 SYWAB6R01 SFT 9th VLAN9 SYWAB17X01 SYWAA10X01 VLAN17 Key 17th SFT 10th VLAN10 SYWAA11X01 SFT 11th VLAN11 SYWAA12X01 1000MB VLAN Trunk SFT 12th VLAN12 Primary 1000MB Link SYWAA14X01 L L L L A A T T S S I N N I N N U U R R VLAN14 SFT 14th Catalyst 6500 Secondary 1000MB Link SYWAA15X01 SYWAB6X01 SFT 15th VLAN15

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Remotes
[***]
Symetra Remotes SYNWA1R03 NWSC 3745 SYMAA1R01 SYILA1R01 Boston, MA DS3 Itasca, IL 2600 2600 DLCI T1 SYPAA1R02 T1 DLCI 100 DLCI SYCAA1R01 Exton, PA 110 180 San Diego, CA DLCI T1 2600 2600 768K DLCI 115 175 SYCTA1R01 DLCI 2600 T1 (2) DLCI Hartford, CT 125, 126 T1 170 2600 DLCI SYTXA1R01, SYINA1R01 130 T1 Plano, TX Indianapolis, IN 2600 DLCI DLCI 160 135, 136 DLCI DLCI 768K T1 (2) 140 155 2600 T1 SYOHA1R01, 2600 768K Cincinnati, OH SYFLA1R01 2600 Miami, FL SYGAA1R01 2600 Atlanta, GA SYPAA1R03 Exton, PA

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Internet/DMZ Environment
[***]
Symetra Internet/DMZ Environment BigIP Load Balancers PIX Firewalls MSFC BigIP MSFC Load 6509 6506 Balancers MSFC Web Servers Web Servers Cisco IDS 6506 MSFC 6509 3750 3750 Cisco IDS PIX Firewalls 3030 3750 3750 CyberGatekeeper Platforms 3030 Cisco VPN 7206 7206 Concentrators Time Verizon Warner ISA MailMarshall DNS Servers Servers Servers Internet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Appendix D.4 — Data Network Tools

Tool Name	Vendor	Function
AppCritical	Apparent Networks	Proactive network performance

Cisco Works	Cisco	Cisco Systems element manager that provides a historical configuration database and an automated mechanism to roll out Cisco device configuration changes

Critical Watch	Critical Watch	Vulnerability assessment scanning

HP OpenView	HP	Provides network event correlation and status per device for the entire network; used for early identification of network trouble

Netcool	IBM Tivoli	Functions as a top-level enterprise management system to identify faults and issue alerts

NetQoS NetVoyant	NetQoS	Provides network performance and capacity monitoring

NetQoS ReportAnalyzer (RA)	NetQoS	Provides QoS traffic identification and detailed flow forensics

NetQoS SuperAgent (SA)	NetQoS	Provides network application service level reporting down to packet details

SevOne	SevOne	SNMP/NetFlow data collection and reporting

VitalNet	Alcatel Lucent	Provides network analysis tools that facilitate engineering activities; transport and equipment utilization; and trending and forecasting facilitative activities such as the ongoing process of “right-sizing” the network and forecasting network upgrades before performance degradation effects occur

Voyence	EMC	Provides automated network compliance, change management, and configuration management

Carrier network reporting tools (including AT&T’s Interactive Advantage and Verizon’s TFNM)	Various	Provide network performance information such as trunk utilization, busy-hour statistics, call blockage, and trunk recommendations; these tools also are used for circuit provisioning, order tracking, calling card administration, call re-routing, and trouble reporting, and network optimization

1 |	Appendix D.4 — Data Network Tools

These materials are considered confidential and proprietary

SCHEDULE 2E
VOICE COMMUNICATIONS SERVICES SOW
[Attached Hereto]
SCHEDULE 2E

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
Schedule 2E
Voice Communications Services SOW
for
Symetra Life Insurance Company (Symetra)
August 1, 2009
Confidential Information

Page i

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW

1.0 Voice Communications Overview and Service Objectives	2

1.1 Voice Communications Services Overview	2

1.2 Service Objectives	2

2.0 Service Environment	3

2.1 Scope of the Infrastructure to be Supported	3

3.0 Voice Communications Services Requirements	4

3.1 Service Descriptions and Roles & Responsibilities	4

3.2 Exclusions	8

4.0 Service Management	8

4.1 Objectives	8

4.2 Service Level Agreements (SLAs)	9

4.3 Reports	10

5.0 Referenced Schedule Appendices and Agreement Schedules	10

5.1 Referenced Voice Communications SOW Appendices	10

5.2 Referenced Agreement Schedules	10
List of Tables

Table 1. General Roles and Responsibilities	4
Table 2. Telephony Services Roles and Responsibilities	5
Table 3. Voice Network Services Roles and Responsibilities	5
Table 4. Unified Messaging Roles and Responsibilities	6
Table 5. Directory Services Roles and Responsibilities	6
Table 6. Audio and Data Conferencing Services Roles and Responsibilities	7
Table 7. Contact Center Services Roles and Responsibilities	7
Table 8. Install, Moves, Adds, Changes (IMACs) Roles and Responsibilities	8
Table 9. Telephony Communications Service Availability SLAs	9
Table 10. IMAC SLAs	9
Confidential Information

Page ii

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
1.0 Voice Communications Overview and Service Objectives
1.1 Voice Communications Services Overview
Voice communications Services are the Services and activities, as detailed in this Schedule 2E, required to provide and support Symetra with a number of voice communication Services. ACS is responsible for full provision, operation and management of current and emerging voice communications including, but not limited to, the following Services:
▪	Telephony services (e.g., PBX, IP-PBX, VOIP, desk phone and soft phone)

▪	Local service (dial tone)

▪	Wireless services (e.g., cell phone, Blackberry service connectivity)

▪	Long distance

▪	Unified messaging

▪	Calling cards

▪	Inbound toll-free service

▪	Caller recording and indexing

▪	Audio and web conferencing

▪	Contact center Services, including:
–	Interactive voice response (IVR)

–	Automated call distribution (ACD)

–	Interpretive voice Services
As depicted in Figure 1 below, in addition to the Services described in this Schedule 2E, ACS is responsible for providing the Services described in Schedule 2A — Cross- Functional Services SOW. Figure 1 depicts the relationship between the Cross-Functional Services SOW, and all SOWs within the scope of the Agreement.
Cross-Functional SOW

Data	Distributed	Data	Voice	Help	Output	Content
Center	Computing	Network	Communications	Desk	Processing	Management
Services	Services	Services	Services SOW	Services	Services	Services
SOW	SOW	SOW		SOW	SOW	SOW
Figure 1: Service Towers with Cross Functional View
1.2 Service Objectives
The following are the key high-level Service objectives Symetra expects to achieve through outsourced voice communications Services and this Schedule 2E:
▪	Meet Symetra business needs for highly available, scalable, reliable, and secure voice communications Services
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
▪	Receive Services with availability guarantees backed by SLAs/SLRs

▪	Receive voice Services with features and functions that meet user needs and meet Symetra business requirements

▪	Receive Services that can leverage operational scale and best practices to achieve optimum commercial price performance. Minimize Symetra’s involvement in administrative efforts for voice communications by engaging ACS to provide this management function

▪	Achieve the SLRs/SLAs specified in Section 4 of this Schedule 2E
2.0 Service Environment
2.1 Scope of the Infrastructure to be Supported
The following sub-sections specify the appendices and other relevant materials containing details of the voice communications Services environment to be supported and complied with. Service environment appendices are to be maintained and reviewed with Symetra by ACS and made available to Symetra on a quarterly basis.
2.1.1 Hardware and Software
Appendix E.1 — Voice Communications Hardware — A listing of all Equipment used in the delivery of voice communications Services
Appendix E.2 — Voice Communications Software — A listing of all Software used in the delivery of voice communications Services
2.1.2 Voice Communication Circuits
Appendix E.3 — Voice Communication Circuits — A listing and description of the voice communications circuits to be supported as part of voice communications Services
2.1.3 Service Locations
ACS will provide voice communications Services to Symetra’s corporate headquarters, remote offices and to Symetra home-based Personnel. A description of the Symetra service locations for which ACS will provide voice communications Services is provided in Attachment B of the Agreement. A listing of Symetra home-based Personnel are provided in the SDRM.
2.1.4 Personnel
ACS will be responsible for providing skilled and appropriately certified voice communications-related Personnel as required to perform the Services required hereunder in accordance with the SLRs/SLAs set forth in this Schedule 2E.
2.1.5 Voice Communications Systems Features and Functions
ACS shall provide voice communications systems features and functionality for all current and in-scope services of voice communications hardware and Software voice communications inbound and outbound Baseline projections.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
3.0 Voice Communications Services Requirements
3.1 Service Descriptions and Roles & Responsibilities
In addition to the services, activities, and roles and responsibilities described in Schedule 2A — Cross Functional Services SOW.
The following tables identify each Party’s roles and responsibilities associated with this Schedule 2E. An “X” is placed in the column under the Party that is responsible for performing the applicable task. As part of the Services, ACS shall perform all of the roles and responsibilities that are ACS obligations, as denoted by an “X” in the ACS column set forth in this Schedule 2E.
3.1.1 General Responsibilities
The following table identifies the general roles and responsibilities associated with this Schedule 2E.
     Table 1. General Roles and Responsibilities

General Roles and Responsibilities		ACS	Symetra
1.	Provide voice communications strategies and requirements		X

2.	Provide voice communications design and engineering to meet Symetra strategies and requirements	X

3.	Approve voice communications design and engineering		X

4.	Provide, operate and manage current and emerging voice telecommunications services required to meet Symetra’s business and operational requirements as they evolve	X

5.	Provide connectivity through methods such as traditional wired, wireless and emerging methodologies	X

6.	Provide proactive and reactive voice systems security and fraud prevention, detection and reporting	X

7.	Procure, own, manage, monitor and maintain all voice services related hardware, software, and peripherals	X

8.	Provide physical and logical IMACs	X
3.1.2 Telephony Services
ACS shall provide telephony Services necessary to provide and support voice and fax Services to Symetra Personnel. Services include providing planning and assessment, implementation, training and ongoing monitoring and management of telephony Services.
Telephony Services include providing, managing, administering, monitoring and maintaining traditional and digital PBX-based systems (e.g., PBX, IP-PBX, feature rich single-line desk telephones, multi-line desk telephones, consoles, auxiliary equipment, headsets, speakerphones, and add-on modules) and soft phone solutions (e.g., PBX interface equipment, software and End-User devices). Telephony Services allow authorized callers to receive
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
incoming calls and to make calls (e.g., intra-campus, inter-campus, outside local, outside long distance, and international calls (limited stations)). The following table identifies the roles and responsibilities associated with telephony Services.
     Table 2. Telephony Services Roles and Responsibilities

Telephony Services Roles and Responsibilities		ACS	Symetra
1.	Provide telephony requirements (e.g., desk and soft phone requirements, number of sets, functions and features)		X

2.	Provide telephony design and engineering to meet Symetra requirements	X

3.	Approve telephony design and engineering		X

4.	Provide, manage, monitor and maintain end-to-end internal and external telephony solutions to meet Symetra requirements (e.g., connectivity, hardware, software and/or peripherals)	X

5.	Provide End-User tools to support End-User administrative capabilities as needed (e.g., personal voicemail changes)	X

6.	Provide emergency 911 Services to Symetra headquarters voice terminations	X

7.	Provide call recording and screen capture, and associated archiving and retrieval, per Symetra requirements	X

8.	Manage and maintain private dial plan	X
3.1.3 Voice Network Services
ACS shall provide voice network Services, including local service and long distance service, to Symetra phone users with local, intrastate, interstate, and international calling in support of all Symetra Personnel (e.g., traditional PBX-based public switched telephone networks and/or IP-PBX packet-switched networks). Long distance calls are those that terminate at locations outside the caller’s local calling area to locations in the United States (domestic) and to foreign countries (international). Long distance services include the planning and assessment, implementation, and ongoing management necessary to deploy long distance Services enterprise wide. The following table identifies the roles and responsibilities associated with vice network Services.
     Table 3. Voice Network Services Roles and Responsibilities

Voice Network Services Roles and Responsibilities		ACS	Symetra
1.	Provide voice network Services strategies and requirements		X

2.	Provide voice network Services design and engineering to meet Symetra strategies and requirements	X

3.	Approve voice network Services design and engineering		X

4.	Provide local and long distance network Services	X

5.	Provide long distance telephone calling cards and management	X

6.	Provide local and long distance usage monitoring and reporting	X

7.	Provision local and long distance Services	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
3.1.4 Unified Messaging
ACS shall provide unified messaging (e.g., integrated voice mail, email, fax) Services to allow the efficient exchange of messages between two or more people enterprise wide. The following table identifies the roles and responsibilities associated with unified messaging Services.
     Table 4. Unified Messaging Roles and Responsibilities

Unified Messaging Roles and Responsibilities		ACS	Symetra
1.	Provide unified messaging Services strategies and requirements		X

2.	Provide unified messaging Services design and engineering to meet Symetra strategies and requirements	X

3.	Approve unified messaging Services design and engineering		X

4.	Provide, manage, monitor and maintain unified messaging Services (e.g., hardware, software, administration and storage)	X

5.	Provide unified messaging usage monitoring and reporting	X

6.	Provide unified messaging storage capacity management	X

7.	Provide unified messaging retention management per Symetra requirements and external regulations	X

8.	Conduct mailbox moves, adds and changes	X

9.	Maintain mailbox configurations by user	X

10.	Provide new hire training material	X
3.1.5 Directory Services
ACS shall provide directory Services (e.g., Outlook) that provide Symetra telephone users with vital communication information and tools including external directories such as white pages and yellow pages. Outlook features shall include a repository of directory information for internal as well as Symetra external contacts. Directory Services also include managing white page and yellow page listing services to meet Symetra requirements. The following table identifies the roles and responsibilities associated with directory Services activities.
     Table 5. Directory Services Roles and Responsibilities

Directory Services Roles and Responsibilities		ACS	Symetra
1.	Provide directory Services strategies and requirements		X

2.	Provide recommendations to meet Symetra strategies and requirements	X

3.	Approve directory Services recommendations		X

4.	Provide a secure and searchable online directory service with real time updates	X

5.	Provide white pages and yellow page directories annually	X

6.	Provide white page and yellow page listing requirements		X

7.	Manage white page and yellow page listing services to meet Symetra requirements	X

8.	Approve white page and yellow page listing services		X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
3.1.6 Audio and Data Conferencing Services
ACS shall provide audio and data conferencing Services (e.g., audio, web) that provide Symetra users with conference capabilities. Services include the planning and assessment, implementation, training, and ongoing management necessary to implement audio and data conferencing Services. An array of features will be supported with the delivered Services. The following table identifies the roles and responsibilities associated audio and data conferencing Services.
     Table 6. Audio and Data Conferencing Services Roles and Responsibilities

Audio and Data Conferencing Services Roles and Responsibilities		ACS	Symetra
1.	Develop audio and data conferencing Services strategies and requirements		X

2.	Design audio and data conferencing Services to meet Symetra strategies and requirements	X

3.	Approve audio and data conferencing Services		X

4.	Provide, manage, monitor and maintain audio and data conferencing Services (e.g., hardware, software and administration)	X

5.	Provide support for the setup of conferencing sessions	X

6.	Provide conferencing usage and monitoring reporting as requested by Symetra.	X
3.1.7 Contact Center Services
ACS shall provide contact center Services (e.g., toll-free call processing and call flow with integrated ACD, IVR, CMS, and future CTI support and CRM integration). Services include planning and assessment, implementation, and ongoing management necessary to deploy contact center Services enterprise wide. The following table identifies roles and responsibilities associated with contact center Services activities.
     Table 7. Contact Center Services Roles and Responsibilities

Contact Center Services Roles and Responsibilities		ACS	Symetra
1.	Provide contact center Services strategies and requirements		X

2.	Recommend contact center Services to meet Symetra strategies and requirements	X

3.	Approve contact center Services		X

4.	Provide, manage, monitor and maintain Contact Center Services (e.g., hardware, software, administration, storage)	X

5.	Obtain, install and maintain Edify server(s)	X

6.	Install and maintain the Edify O/S(s)	X

7.	Install the Edify application(s)		X

8.	Install and test the Edify data/scripts		X

9.	Install Edify patches and new releases		X

10.	Maintain and manage Edify data/scripts (edits)	X

11.	Apply O/S and server maintenance (patches, etc.)	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
3.1.8 Install, Moves, Adds, Changes (IMACs)
IMAC Services (as defined in Attachment P). The following table identifies the IMAC Services roles and responsibilities that are specific to this SOW.
     Table 8. Install, Moves, Adds, Changes (IMACs) Roles and Responsibilities

Install, Moves, Adds, Changes (IMACs) Roles and Responsibilities		ACS	Symetra
1.	Define procedures for voice communications IMAC services		X

2.	Contact the End-User and schedule an appropriate, agreed to time for the work to take place in remote offices	X

3.	Contact the End-User and schedule an appropriate, agreed to time for the work to take place in Symetra locations	X

4.	Approve IMAC schedule		X

5.	Conduct pre-installation and site survey activities (e.g., network connectivity, power, data jack preparation) in accordance with the procedures and specific Service Request	X

6.	Build, configure and test the voice communications devices in accordance with the procedures and specific Service Request	X

7.	Perform hardware and Software IMACs and re-installations in accordance with the specific Service Request, procedures and other application policies (e.g., security policies)	X

8.	Conduct data and application migration that is necessary due to any hardware or Software IMACs and re-installations	X

9.	Provide basic End-User or technical staff orientation as needed when installing a new device	X

10.	Update applicable cross functional management tools (e.g., asset management database) with required data and close an IMAC Service Request	X

11.	Coordinate with help desk and all other necessary Third Parties and Symetra support organizations to manage all IMAC requests to resolution and closure	X
3.2 Exclusions
The following items are specifically excluded from this Schedule 2E:
          a. Support for legacy voice recording system
4.0 Service Management
4.1 Objectives
A key objective of the Agreement is to attain SLRs/SLAs. SLAs and project-specific SLAs have Fee Reductions, as detailed in Schedule 5, associated with them where business is impacted through failure to meet significant mission critical systems or Services, or project milestones or
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
objectives warrants a reduction in Fees paid when service performance requirements are not met. SLRs/SLAs are detailed in the following sections of this Schedule 2E.
ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs/SLAs specified in this SOW.
4.2 Service Level Agreements (SLAs)
The SLRs for each of the following SLAs represent minimum service levels required across all Service Towers. ACS must consistently meet or exceed such SLRs.
     Table 9. Telephony Communications Service Availability SLAs

Definition	Availability is defined as users being able to make internal and external inbound and outbound calls. If secondary or back-up Services are available and working this would be defined as Services available. Availability of these Services is inclusive of all components that are required to make end-to end calls regardless of whether the failure is in the hardware, Software or network.
Voice Communications Availability SLA

Service Type	Service Measure	Performance Target	SLR
Overall Voice Services	Availability per location	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet
     Table 10. IMAC SLAs

Definition	As defined in Attachment P – Definitions
IMAC SLAs

Service Type	Service Measure	Performance Target	SLR
Symetra headquarters IMACs (1-5 requests)	Elapsed time	[***]	[***]

Symetra headquarters IMACs (6+ requests)	Elapsed time	[***]	[***]

Remote location IMACs	Elapsed time	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
4.3 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS shall provide written reports to Symetra regarding ACS’s compliance with the SLRs/SLAs and other voice communications management reports specified in this Schedule 2E.
5.0 Referenced Schedule Appendices and Agreement Schedules
5.1 Referenced Voice Communications SOW Appendices

Schedule
Appendices	Description
Appendix E.1	Voice Communications Hardware
Appendix E.2	Voice Communications Software
Appendix E.3	Voice Communication Circuits
5.2 Referenced Agreement Schedules

Agreement Schedule	Description
Schedule 2A	Cross Functional Services SOW
Schedule 5	Fee Reductions
Confidential Information

Appendix E.1 — Voice Communications Hardware

Remote Device Name	City	State	Site Alias	Network Type
[***]	Cincinnati	OH	Symetra - Cincinnati	Voice
[***]	Cincinnati	OH	Symetra - Cincinnati	Voice
[***]	Cincinnati	OH	Symetra - Cincinnati	Voice
[***]	Cincinnati	OH	Symetra - Cincinnati	Voice
[***]	Cincinnati	OH	Symetra - Cincinnati	Voice
[***]	Miami	FL	Symetra - Miami	Voice
[***]	Miami	FL	Symetra - Miami	Voice
[***]	Miami	FL	Symetra - Miami	Voice
[***]	Miami	FL	Symetra - Miami	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

1 |	Appendix E.1 — Voice Communications Hardware
These materials are considered confidential and proprietary

Remote Device Name	City	State	Site Alias	Network Type
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Key Center	Voice
[***]	Bellevue	WA	Symetra Key Center	Voice
[***]	Bellevue	WA	Symetra Key Center	Voice
[***]	Bellevue	WA	Symetra Key Center	Voice
[***]	Bellevue	WA	Symetra Key Center	Voice
[***]	Bellevue	WA	Symetra Key Center	Voice
[***]	Bellevue	WA	Symetra Key Center	Voice
[***]	Norcross	GA	Symetra-Atlanta	Voice

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

2 |	Appendix E.1 — Voice Communications Hardware
These materials are considered confidential and proprietary

Remote Device Name	City	State	Site Alias	Network Type
[***]	Norcross	GA	Symetra-Atlanta	Voice
[***]	Norcross	GA	Symetra-Atlanta	Voice
[***]	Norcross	GA	Symetra-Atlanta	Voice
[***]	Norcross	GA	Symetra-Atlanta	Voice
[***]	Norcross	GA	Symetra-Atlanta	Voice
[***]	Norcross	GA	Symetra-Atlanta	Voice
[***]	Itasca	IL	Symetra-Chicago	Voice
[***]	Itasca	IL	Symetra-Chicago	Voice
[***]	Itasca	IL	Symetra-Chicago	Voice
[***]	Itasca	IL	Symetra-Chicago	Voice
[***]	Itasca	IL	Symetra-Chicago	Voice
[***]	Plano	TX	Symetra-Plano	Voice
[***]	Plano	TX	Symetra-Plano	Voice
[***]	Plano	TX	Symetra-Plano	Voice
[***]	Plano	TX	Symetra-Plano	Voice
[***]	Plano	TX	Symetra-Plano	Voice
[***]	Plano	TX	Symetra-Plano	Voice
[***]	San Diego	CA	Symetra-San Diego	Voice
[***]	San Diego	CA	Symetra-San Diego	Voice
[***]	San Diego	CA	Symetra-San Diego	Voice
[***]	San Diego	CA	Symetra-San Diego	Voice
[***]	San Diego	CA	Symetra-San Diego	Voice
[***]	Bethel Park	PA	Symetra - Bethel Park	Voice
[***]	Bethel Park	PA	Symetra - Bethel Park	Voice
[***]	Bethel Park	PA	Symetra - Bethel Park	Voice
[***]	Bethel Park	PA	Symetra - Bethel Park	Voice
[***]	Bethel Park	PA	Symetra - Bethel Park	Voice
[***]	Boston	MA	Symetra-Boston	Voice
[***]	Boston	MA	Symetra-Boston	Voice
[***]	Boston	MA	Symetra-Boston	Voice

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

3 |	Appendix E.1 — Voice Communications Hardware
These materials are considered confidential and proprietary

Remote Device Name	City	State	Site Alias	Network Type
[***]	Boston	MA	Symetra-Boston	Voice
[***]	South Windsor	CT	Symetra-Hartford	Voice
[***]	South Windsor	CT	Symetra-Hartford	Voice
[***]	South Windsor	CT	Symetra-Hartford	Voice
[***]	South Windsor	CT	Symetra-Hartford	Voice
[***]	South Windsor	CT	Symetra-Hartford	Voice
[***]	Norcross	GA	Symetra-Atlanta	Voice
[***]	Norcross	GA	Symetra-Atlanta	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice
[***]	Bellevue	WA	Symetra Financial Center	Voice

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

4 |	Appendix E.1 — Voice Communications Hardware
These materials are considered confidential and proprietary

Appendix E.2 — Voice Communications Software

Vendor	Model	Version
Avaya	Definity Audix	[***]
Avaya	CM on G3Si	[***]
Biscom Inc.	FAXCOM	[***]
Avaya	CMS	[***]
Avaya	MM ( SFC Voice Mail )	[***]
Avaya	Telephony CTI	[***]
Avaya	CM on S8700	[***]
Veramark	ECAS	[***]
NICE	NICE	[***]
Edify	IVR
Edify	IVR
Avaya	IP Office 406 v2	[***]
Avaya	Voice Mail Pro	[***]
Avaya	IP Office 406 v2	[***]
Avaya	Voice Mail Pro	[***]
RedSky	RedSky E911	[***]
Avaya	IP Office 403	[***]
Avaya	Voice Mail Pro	[***]
Avaya	IP Office 500	[***]
Avaya	IP Office 406 v2	[***]
Avaya	Voice Mail Pro	[***]
Avaya	Partner ACS	[***]
Avaya	Partner VS Mail	[***]
Avaya	IP Office 406 v2	[***]
Avaya	Voice Mail Pro	[***]
Avaya	Partner ACS	[***]
Avaya	Partner VS Mail	[***]
Avaya	IP Office 406 v2	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

1 |	Appendix E.2 — Voice Communications Software
These materials are considered confidential and proprietary

Vendor	Model	Version
Avaya	Voice Mail Pro	[***]
Avaya	IP Softphone	[***]
Avaya	CMS Supervisor	[***]
Reliatel	Reliatel	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

2 |	Appendix E.2 — Voice Communications Software
These materials are considered confidential and proprietary

     Appendix E.3 – Voice Communications Circuits

				Network	Circuit	Channels
Remote Device Name	City	State	Site Alias	Type	Type	or Type
[***]	Norcross	GA	Symetra – Atlanta	Voice	T-1	23
[***]	Norcross	GA	Symetra – Atlanta	Voice	Analog	Loop start
[***]	Bethel Park	PA	Symetra – Bethel Park	Voice	Analog	Loop start
[***]	Bethel Park	PA	Symetra – Bethel Park	Voice	Analog	Loop start
[***]	Bethel Park	PA	Symetra – Bethel Park	Voice	Analog	Loop start
[***]	Bethel Park	PA	Symetra – Bethel Park	Voice	Analog	Loop start
[***]	Bethel Park	PA	Symetra – Bethel Park	Voice	Analog	Loop start
[***]	Bethel Park	PA	Symetra – Bethel Park	Voice	Analog	Loop start
[***]	Bethel Park	PA	Symetra – Bethel Park	Voice	Analog	Loop start
[***]	Bethel Park	PA	Symetra – Bethel Park	Voice	Analog	Loop start
[***]	Bethel Park	PA	Symetra – Bethel Park	Voice	Analog	Loop start
[***]	Bethel Park	PA	Symetra – Bethel Park	Voice	Analog	Loop start
[***]	Bethel Park	PA	Symetra – Bethel Park	Voice	Analog	Loop start
[***]	Bethel Park	PA	Symetra – Bethel Park	Voice	Analog	Loop start
[***]	Boston	MA	Symetra – Boston	Voice	Analog	Loop start
[***]	Boston	MA	Symetra – Boston	Voice	Analog	Loop start
[***]	Boston	MA	Symetra – Boston	Voice	Analog	Loop start
[***]	Boston	MA	Symetra – Boston	Voice	Analog	Loop start
[***]	Boston	MA	Symetra – Boston	Voice	Analog	Loop start
[***]	Boston	MA	Symetra – Boston	Voice	Analog	Loop start
[***]	Boston	MA	Symetra – Boston	Voice	Analog	Loop start
[***]	Boston	MA	Symetra – Boston	Voice	Analog	Loop start
[***]	Cincinnati	OH	Symetra – Cincinnati	Voice	Analog	Loop start
[***]	Cincinnati	OH	Symetra – Cincinnati	Voice	Analog	Loop start
[***]	Cincinnati	OH	Symetra – Cincinnati	Voice	Analog	Loop start
[***]	Cincinnati	OH	Symetra – Cincinnati	Voice	Analog	Loop start

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

1	| Appendix E.3 – Voice Communications Circuits These materials are considered confidential and proprietary

				Network	Circuit	Channels
Remote Device Name	City	State	Site Alias	Type	Type	or Type
[***]	Exton	PA	Symetra – Exton	Voice	Analog	Loop start
[***]	Exton	PA	Symetra – Exton	Voice	Analog	Loop start
[***]	Exton	PA	Symetra – Exton	Voice	Analog	Loop start
[***]	Exton	PA	Symetra – Exton	Voice	Analog	Loop start
[***]	Exton	PA	Symetra – Exton	Voice	Analog	Loop start
[***]	Exton	PA	Symetra – Exton	Voice	Analog	Loop start
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Indianapolis	Indiana	Symetra – Indianapolis	Voice	Analog	Centrex
[***]	Itasca	IL	Symetra – Itasca	Voice	Analog	Loop start
[***]	Itasca	IL	Symetra – Itasca	Voice	Analog	Loop start
[***]	Itasca	IL	Symetra – Itasca	Voice	Analog	Loop start
[***]	Itasca	IL	Symetra – Itasca	Voice	Analog	Loop start
[***]	Itasca	IL	Symetra – Itasca	Voice	Analog	Loop start
[***]	Miami	FL	Symetra – Miami	Voice	Analog	Loop start
[***]	Miami	FL	Symetra – Miami	Voice	T-1	23
[***]	Miami	FL	Symetra – Miami	Voice	Analog	Loop start

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

2	| Appendix E.3 – Voice Communications Circuits These materials are considered confidential and proprietary

				Network	Circuit	Channels
Remote Device Name	City	State	Site Alias	Type	Type	or Type
[***]	Plano	TX	Symetra – Plano	Voice	Analog	Loop start
[***]	Plano	TX	Symetra – Plano	Voice	Analog	Loop start
[***]	Plano	TX	Symetra – Plano	Voice	Analog	Loop start
[***]	Plano	TX	Symetra – Plano	Voice	Analog	Loop start
[***]	Plano	TX	Symetra – Plano	Voice	Analog	Loop start
[***]	Plano	TX	Symetra – Plano	Voice	Analog	Loop start
[***]	Plano	TX	Symetra – Plano	Voice	Analog	Loop start
[***]	Plano	TX	Symetra – Plano	Voice	Analog	Loop start
[***]	Plano	TX	Symetra – Plano	Voice	Analog	Loop start
[***]	San Diego	CA	Symetra – San Diego	Voice	Analog	Loop start
[***]	San Diego	CA	Symetra – San Diego	Voice	T-1	23
[***]	South Windsor	CT	Symetra – South Windsor	Voice	Analog	Loop start
[***]	South Windsor	CT	Symetra – South Windsor	Voice	Analog	Loop start
[***]	South Windsor	CT	Symetra – South Windsor	Voice	Analog	Loop start
[***]	South Windsor	CT	Symetra – South Windsor	Voice	Analog	Loop start
[***]	South Windsor	CT	Symetra – South Windsor	Voice	Analog	Loop start
[***]	South Windsor	CT	Symetra – South Windsor	Voice	Analog	Loop start
[***]	South Windsor	CT	Symetra – South Windsor	Voice	Analog	Loop start
[***]	South Windsor	CT	Symetra – South Windsor	Voice	T-1	23
[***]	South Windsor	CT	Symetra – South Windsor	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

3	| Appendix E.3 – Voice Communications Circuits These materials are considered confidential and proprietary

				Network	Circuit	Channels
Remote Device Name	City	State	Site Alias	Type	Type	or Type
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Financial Center	Voice	T-1	23
[***]	Bellevue	WA	Symetra Financial Center	Voice	T-1	23
[***]	Bellevue	WA	Symetra Financial Center	Voice	T-1	23
[***]	Bellevue	WA	Symetra Financial Center	Voice	T-1	23
[***]	Bellevue	WA	Symetra Financial Center	Voice	T-1	23
[***]	Bellevue	WA	Symetra Financial Center	Voice	T-1	23
[***]	Bellevue	WA	Symetra Financial Center	Voice	T-1	23
[***]	Bellevue	WA	Symetra Key Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Key Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Key Center	Voice	Analog	Loop start

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

4	| Appendix E.3 – Voice Communications Circuits These materials are considered confidential and proprietary

[***]	Bellevue	WA	Symetra Key Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Key Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Key Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Key Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Key Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Key Center	Voice	Analog	Loop start
[***]	Bellevue	WA	Symetra Key Center	Voice	T-1	23
[***]	Bellevue	WA	Symetra Key Center	Voice	T-1	23

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

5	| Appendix E.3 – Voice Communications Circuits These materials are considered confidential and proprietary

SCHEDULE 2F
HELP DESK SERVICES SOW
[Attached Hereto]
SCHEDULE 2F

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
Schedule 2F
Help Desk Services SOW
for
Symetra Life Insurance Company (Symetra)
August 1, 2009

Confidential Information Page i

1.0 Help Desk Services Overview and Objectives	3

1.1 Services Overview	3

1.2 Service Objectives	3

2.0 Service Environment	3

2.1 Scope of the Infrastructure to be Supported	3

3.0 Help Desk Support Services Requirements	5

3.1 Service Descriptions and Roles & Responsibilities	5

3.2 Exclusions	10

4.0 Service Management	11

4.1 Purpose	11

4.2 Service Level Agreements (SLAs)	11

4.3 Reports	12

5.0 Referenced Schedule Appendices and Agreement Schedules	12

5.1 Referenced Help Desk Services Schedule Appendices	12

5.2 Referenced Agreement Schedules	12
List of Tables

Table 1.	SPOC Roles and Responsibilities	6
Table 2.	Help Desk Operations and Administration Roles and Responsibilities	6
Table 3.	Ticket Management Roles and Responsibilities	7
Table 4.	Remote Desktop Management Roles and Responsibilities	8
Table 5.	Self-Help Roles and Responsibilities	9
Table 6.	Exception Requests	9
Table 7.	Planning and Analysis Roles and Responsibilities	10
Table 8.	Reporting Roles and Responsibilities	10
Table 9.	Intentionally Deleted	11
Table 10.	Response Time SLA	11
Table 11.	Incident Resolution SLAs	12

Confidential Information Page 2

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
1.0 Help Desk Services Overview and Objectives
1.1 Services Overview
Help desk Services are the Services and activities, as detailed in this Schedule 2F , required to coordinate and respond to problems and Service Requests made by Symetra. The help desk is responsible for providing a toll-free number for access to help dDesk sSingle-pPoint-of-cContact (“SPOC”) and for providing end-to-end ownership (e.g., logging, tracking, resolution and reporting) of tickets and Service Requests. Tickets and Services Requests can be resolved by help desk Personnel or may need to be referred/escalated to more specialized entities for resolution such as Symetra Personnel (including ACS Subcontractors), a vendor or other designated Third Parties. As part of the help desk Services, ACS will coordinate the Root Cause Analysis process.
As depicted in Figure 1 below, in addition to the Services described in this Schedule 2F, ACS is responsible for providing the Services described in Schedule 2A — Cross-Functional Services SOW. Figure 1 depicts the relationship between the Cross-Functional Services SOW, and all SOWs within the scope of the Agreement.
Cross-Functional Services SOW

Data	Distributed	Data	Voice	Help	Output	Content
Center	Computing	Network	Comm.	Desk	Processing	Management
Services	Services	Services	Services	Services	Services	Services
SOW	SOW	SOW	SOW	SOW	SOW	SOW
Figure 1: Service Towers with Cross-Functional View
1.2 Service Objectives
The following are the key high-level Service objectives Symetra expects to achieve through outsourced help desk Services and this Schedule 2F.
▪	Provide IT customer service and problem resolution 24X7x365 through self-service abilities and skilled help desk Personnel in the areas of industry standard IT products

▪	Provide Symetra efficiency and effectiveness by adopting ACS leveraged knowledge databases and best practices in the areas of customer reporting, logging, tracking, resolving of IT problems and Service Requests

▪	Provide skilled help desk support for new technologies early in their life cycle while maintaining support for older technologies

▪	Achieve the SLRs/SLAs specified in Section 4 of this Schedule 2F.
2.0 Service Environment
2.1 Scope of the Infrastructure to be Supported
The types of calls to be handled by ACS help desk include:

Confidential Information Page 3

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
▪	Infrastructure

▪	Systems Software (e.g., operating systems, utilities)

▪	Packaged office productivity Software

▪	Password resets

▪	Symetra applications (tracking and escalating to Symetra only)
ACS will provide help desk Services specified in this Schedule for the following Symetra:
Service Towers:

▪	Schedule 2A — Cross-Functional Services SOW

▪	Schedule 2B — Data Center Services SOW

▪	Schedule 2C — Distributed Computing Services SOW

▪	Schedule 2D — Data Network Services SOW

▪	Schedule 2E — Voice Communications Services

▪	Schedule 2G — Output Processing Services SOW

▪	Schedule 2H — Content Management SOW
The following sub-sections specify the appendices and other relevant materials containing details of the help desk Services environment to be supported/complied with. Service environment appendices are to be maintained and reviewed with Symetra by ACS and made available to Symetra on a quarterly basis.
2.1.1 Hardware and Software
A list of Symetra help desk supported Software and hardware is provided in Appendix F.1 — Help Desk Supported Software and in Appendix F.2 — Help Desk Supported Hardware.
2.1.2 Help Desk Software, Tools and Knowledge Databases
A list of Software, tools and knowledge databases that ACS will use in the delivery of the help desk Services will be provided as Appendix F.3- Help Desk Software, Tools and Knowledge Databases
2.1.3 Service Locations

A description of the Symetra service locations for which ACS will provide help desk Services is provided in Attachment B of the Agreement.

2.1.4 Personnel
ACS is responsible for staffing skilled and appropriately certified help desk Personnel required to perform the Services required hereunder in accordance with the SLRs set forth in this SOW.

Confidential Information Page 4

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
3.0 Help Desk Support Services Requirements
3.1 Service Descriptions and Roles & Responsibilities
In addition to the Services, activities, and roles and responsibilities described in Schedule 2A — Cross-Functional Services SOW, ACS is responsible for the following help desk support Services, activities and roles and responsibilities.
The following tables identify each Party’s roles and responsibilities associated with this Schedule 2F. An “X” is placed in the column under the Party that is responsible for performing the applicable task. As part of the Services, ACS shall perform all of the roles and responsibilities that are ACS obligations, as denoted by an “X” in the ACS column set forth in this Schedule 2F.
3.1.1 General Responsibilities
The following table identifies the general roles and responsibilities associated with help desk Services. General Roles and Responsibilities

General Roles and Responsibilities		ACS	Symetra
1.	Maintain the help desk, including systems necessary to document, track and manage End-User request for Services, inquiries, Incidents and problem notifications	X

2.	Provide a SPOC for and coordinate all requests for Service in the service areas supported under the terms of the Agreement (e.g., IMACs)	X

3.	Provide expert assistance for Levels 1, 2 and 3 inquiries on the features, functions and usage of all commercial-off-the-shelf (“COTS”) systems in use at Symetra	X

4.	Provide Level 1 assistance to inquiries on the features, functions and usage of Symetra custom applications/software based on information obtained from Symetra knowledge transfer	X

5.	Confirm the requirements and scope of End-User ticket requests (e.g., IMAC requests) and acquire Symetra approval in accordance with Symetra policies and procedures	X

6.	Identify, escalate, manage and validate Incident resolution and close problems	X

7.	Perform analysis of Symetra technology, including acquiring the Symetra management team feedback, to identify the appropriate sets of skills, training, and experience needed by help desk Personnel	X

8.	Provide Symetra with a detailed explanation of outages that identify the regional impact, source of outage, and preventative measures being taken to prevent future similar outages	X

Confidential Information Page 5

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
3.1.2 Help Desk End-User Services
3.1.2.1 Single Point of Contact (“SPOC”)
The following table identifies SPOC roles and responsibilities.
Table 1. SPOC Roles and Responsibilities

SPOC Roles and Responsibilities		ACS	Symetra
1.	Provide SPOC call-in access via a toll-free number for all help desk Services described in this Schedule 2Facross all Symetra IT Service Towers and Symetra locations	X

2.	Provide for multiple alternative communications channels, including voice messages, email and intranet. In the case of voice communications, any IVR system must allow for immediate exit from the system and live communication with a help desk agent	X

3.	Record and redirect non-IT Service Tower Incidents and Service Requests	X
3.1.2.2 Help Desk Operations and Administration
The following table identifies help desk operations and administration roles and responsibilities.
Table 2. Help Desk Operations and Administration Roles and Responsibilities

Help Desk Operations Roles and Responsibilities		ACS	Symetra
1.	Develop, document and maintain operational procedures which meet Symetra requirements and adhere to defined help desk policies	X

2.	Review and approve operational procedures		X

3.	Receive, track, answer and resolve Symetra End-User and technical Personnel calls	X

4.	Coordinate IMACs, including all Services Towers	X

5.	Provide “how-to” and Level 2 assistance for Symetra-defined COTS applications included in its distributed computing environment	X

6.	Coordinate employee user account administration, activation, changes and terminations, including: password/account setup and reset, remote access connectivity, e-mail accounts, End-User IDs, password resets, remote paging devices, voicemail administration, telephone lines, secure ID cards, and catalog quotations.	X

7.	Coordinate end-to-end Incident identification, escalation, resolution and closure process	X

8.	Provide additional resources as needed during planned and unplanned critical events	X

9.	Select, implement and operate Software and hardware (e.g., IVR) needed to collect, track and manage Service Requests received by the help desk	X

10.	Proactively work with Symetra operational and technical Personnel to identify solutions that minimize the need to call the help desk (e.g., additional End-User training, Self-Help support Services opportunities, Root Cause Analysis)	X

Confidential Information Page 6

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW

Help Desk Operations Roles and Responsibilities		ACS	Symetra
11.	Review and approve solutions that minimize the need to call the help desk		X

12.	Support Symetra policies and best practices	X

Help Desk Administration Roles and Responsibilities		ACS	Symetra
13.	Develop and document help desk administration procedures which meet Symetra requirements and adhere to defined help desk policies	X

14.	Review help desk administration procedures		X

15.	Track, manage, and report help desk utilization	X

16.	Provide escalation contact list(s) for Symetra contacts		X

17.	Maintain and provide escalation contact list(s) for all Service Towers (including Third Parties such as vendors and service providers)	X

18.	Issue broadcasts or other notices to provide status updates as required for planned and unplanned events	X

19.	Provide End-User or manager online portal access to Service Requests and Incident reports	X

20.	Develop and execute procedures for conducting End-User satisfaction surveys according to SLAs	X

21.	Review and approve procedures for conducting End-User satisfaction surveys		X

22.	Maintain a continuous improvement program that improves help desk Services using metrics to improve Service delivery	X

23.	Identify, document and review with Symetra solutions that minimize the need to call the help desk (e.g., additional End-User training, Self Help opportunities, Root Cause Analysis)	X

24.	Approve solutions that minimize the need to call the help desk		X

25.	Coordinate and make available environment documentation (e.ge., network configuration and inventory of Software to be supported)	X
3.1.2.3 Ticket Management
Ticket management Services are the activities associated with end-to-end Incident management and End-User Service Request processes common to all supported Services (e.g., Incidents, Service Requests, problems and changes). Ticket management includes escalation to Level 2 and 3 specialists through a well-defined process, including ACS’ primary resources, Third Parties, such as hardware and Software suppliers, other Third-Party service providers as well as Symetra’s internal technical support resources. The following table identifies the ticket management roles and responsibilities.
Table 3. Ticket Management Roles and Responsibilities

Ticket Management Roles and Responsibilities		ACS	Symetra
1.	Identify and describe priorities, response and resolution targets for Tickets of differing impacts		X

Confidential Information Page 7

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW

Ticket Management Roles and Responsibilities		ACS	Symetra
2.	Provide a system to document, manage and track all Incidents, problem reports and inquiries regardless of the means by which the request is submitted (e.g., telephone, email, fax, and direct online input by End-Users)	X

3.	Develop procedures to receive and respond to Symetra tickets for Service according to defined prioritization and resolution targets. Ensure that response to tickets is based on defined SLRs.	X

4.	Review and approve procedures to receive and respond to Symetra tickets.		X

5.	Review and approve procedures for the escalation of tickets		X

6.	Resolve Incidents within prescribed time limits, if possible, otherwise escalate to appropriate Level 2 resource	X

7.	Troubleshoot Incidents using ACS’s knowledge databases and/or Third Party knowledge databases (e.g., application vendor knowledge databases)	X

8.	Identify problem characteristics and Root Cause Analysis upon request	X

9.	Categorize, prioritize and log all tickets (e.g. inquiries/problems/service requests) in the ticket system	X

10.	Monitor tickets and escalate per policies and procedures until resolution and End-User satisfaction	X

11.	Verify acceptance of Services by contacting the End-User to confirm results and level of satisfaction	X

12.	Ensure that inventory and configuration management records are updated to reflect completed Service Requests (e.g., IMACs)) and incidents upon resolution of ticket	X

13.	Document solutions to resolve Incidents in knowledge database	X
3.1.2.4 Remote Desktop Management
ACS shall have and use the ability to manage desktop devices and Software remotely whenever possible to resolve tickets. Remote desktop management Services are those Services required to manage and control desktop devices and Software over the network. This includes maintaining and troubleshooting the desktop operating system and supported desktop applications electronically to minimize the need to dispatch technical Personnel. The following table identifies the remote desktop management roles and responsibilities.
Table 4. Remote Desktop Management Roles and Responsibilities

Remote Desktop Management Roles and Responsibilities		ACS	Symetra
1.	Recommend and develop policies for the use of remote control tools for maintenance and troubleshooting	X

2.	Review and approve policies for the use of remote control tools for maintenance and troubleshooting		X

3.	Diagnose issues and requests using remote control capability and when possible implement corrective actions to resolve problems. If resolution is not possible escalate per the escalation procedures	X

Confidential Information Page 8

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW

Remote Desktop Management Roles and Responsibilities		ACS	Symetra
4.	Utilize automated and remote control tools to manage and to maintain configuration and inventory information	X
3.1.2.5 Self-Help
ACS shall provide End-User Self Help capabilities. Self-Help includes password resets, problem diagnosis and resolution, IVR, out-of-prime time voice messaging with guaranteed callback response, and intranet-based automated Self-Help. The following table identifies the Self-Help roles and responsibilities.
Table 5. Self-Help Roles and Responsibilities

Self-Help Roles and Responsibilities		ACS	Symetra
1.	Identify requirements for Self-Help capabilities		X

2.	Implement Self-Help capabilities that enable End-Users to perform self service such as password resets and other administrative functions	X

3.	Monitor and review the effectiveness of Self-Help capabilities and usage		X

4.	Provide data required for Symetra to monitor and measure effectiveness of Self-Help capabilities and usage	X

5.	Develop recommendations for and implement improvements to Self- Help capabilities (see Schedule 2A for general improvement recommendation process)	X

6.	Review and approve improvements to Self-Help		X

7.	Implement Symetra-approved Self-Help improvements	X
3.1.2.6 Exception Requests
The exception request process is used by End-Users to fulfill requests for products or Services that are outside of standard Symetra policies, such as more memory for their PC or international calling access on their phone line.
ACS will develop, implement, and maintain an exception process and perform the activities required to collect the request, analyze, recommend, and process the request to fulfillment or denial and advise the originator of the status. Upon approval, ACS will take the necessary action to implement the request. The following table identifies the exception requests roles and responsibilities.
Table 6. Exception Requests

Exception Requests Roles and Responsibilities		ACS	Symetra
1.	Develop and document exception request procedures	X

2.	Review and approve ACS exception process		X

3.	Document exception requests in ticket system	X

4.	Provide request status to requestor when approved	X

Confidential Information Page 9

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
3.1.3 Other Responsibilities
3.1.3.1 Planning and Analysis
The following table identifies additional planning and analysis roles and responsibilities associated with this Schedule 2F.
Table 7. Planning and Analysis Roles and Responsibilities

Planning and Analysis Roles and Responsibilities		ACS	Symetra
1.	Identify and recommend ongoing help desk Services that best meet Symetra’s business needs.	X

2.	Approve help desk Services.		X

3.	Perform operational planning for help desk capacity and performance purposes	X

4.	Determine transitional plan and issues regarding facilities, layout and integration for any newly recommended and approved help desk Services.	X

5.	Perform analysis of Symetra environment, including acquiring Symetra management team feedback to identify the appropriate sets of skills, training, and experience needed by help desk Personnel	X

6.	Recommend Incident management, reporting standards and policies	X
3.1.3.2 Procurement
Subject to Symetra’s procurement policies, approval process and preferred supplier list, ACS shall respond to procurement requests in accordance with the agreed to Service Request process.
3.1.3.3 Reporting Services
The following table identifies additional reporting roles and responsibilities that are specific to this Schedule 2F.
Table 8. Reporting Roles and Responsibilities

Reporting Roles and Responsibilities		ACS	Symetra
1.	Report on help desk statistics and trends as requested (e.g., service request volumes and trends by types of End-Users)	X

2.	Report on trends in Service Requests indicating a need for training	X

3.	Audit results and operations periodically		X

4.	Provide online portal access to Symetra help desk reports	X
3.2 Exclusions
The following items are specifically excluded from this Schedule 2F:
a.	Tracking and resolution of requests outside of the Services referenced in Figure 1 above

b.	Distribution partners and policy holders

Confidential Information Page 10

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
4.0 Service Management
4.1 Purpose
A key objective of this Agreement is to attain SLRs/SLAs. SLAs and project-specific SLAs are specified with Fee Reductions, as detailed in Schedule 5, where business is impacted through failure to meet significant mission critical systems or Services, or project milestones or objectives warrants a reduction in Fees paid when Service performance requirements are not met. SLRs/SLAs are detailed in Section 4.3 of this Schedule 2F.
ACS shall provide written reports to Symetra regarding ACS’s compliance with the SLRs/SLAs specified in this Schedule 2F.
4.2 Service Level Agreements (SLAs)
The SLRs for each of the following SLAs represent minimum service levels required across all Service Towers. ACS must consistently meet or exceed such SLRs.
Table 9. Intentionally Deleted
This table intentionally left blank.
Table 10. Response Time SLA

Definition	Response time is the number of seconds or cycles it takes any representative of Symetra to connect with ACS’s contact center representative. ACS will provide toll free telephone lines in adequate quantity to handle call volume, ACD system to record call date, time and duration information, and electronic interface to all systems for monitoring and reporting.

SLR/SLA Response Time coverage is Monday — Friday 0400-1900

Help Desk
Incident
Resolution	Service Measure	Performance Target	SLR
Speed-to-answer	Phone response time	[***]	[***]
Call abandonment rate	Phone response time	[***]	[***]
Email response rate	Online response time	[***]	[***]
Voicemail response rate	Voicemail response time (from manual input into the ticketing system)	[***]	[***]
	Formula	As provided in the Spec Sheet
	Measurement Interval	As provided in the Spec Sheet
	Measurement Tool/Source Data	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information Page 11

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
Table 11. Incident Resolution SLAs

Definition	The time elapsed from the initiation of the Incident until Service is restored. SLR/SLA is based on 24x7x365 coverage
Incident Resolution SLAs

Help Desk Incident
Resolution	Service Measure	Performance Target	SLR
First Contact Resolution of resolvable Incident	First Contact Resolution of resolvable Incident	[***]	[***]
Incident closure notice (via e-mail and/or phone)	Elapsed time	[***]	[***]
	Formula	As provided in the Spec Sheet
	Measurement Interval	As provided in the Spec Sheet
	Measurement Tool/Source Data	As provided in the Spec Sheet
4.3 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS shall provide written reports to Symetra regarding ACS’s compliance with the SLRs/SLAs and other help desk activity reports specified in this Schedule 2F.
5.0 Referenced Schedule Appendices and Agreement Schedules
5.1 Referenced Help Desk Services Schedule 2F Appendices

Schedule Appendix	Description
F.1	Help Desk Supported Software

F.2	Help Desk Supported Hardware

F.3	Help Desk Software, Tools and Knowledge Databases
5.2 Referenced Agreement Schedules

Agreement Schedule	Description
Schedule 2A	Cross-Functional Services SOW

Schedule 2B	Data Center Services SOW

Schedule 2C	Distributed Computing Services SOW

Schedule 2D	Data Network Services SOW

Schedule 2E	Voice Communications Services SOW

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Information Page 12

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW

Agreement Schedule	Description

Schedule 2G	Output Processing Services SOW

Schedule 2H	Content Management SOW

Schedule 5	Fee Reductions
Confidential Information

Symetra Distributed	Help Desk	Core Image			Bus.			Limited
Applications	Supported	Applications	Standard	Not Supported	Needs Req.	License count	Site License	Quantity amount	Notes
Office Suite Applications
Office XP	x	x	x						Option during image deployment; candidate for retirement pending Symetra approval
Office 2003 (Access, Excel, Outlook, PowerPoint, Word)	x	x	x						Not deployed as a part of the image; candidate for retirement pending Symetra approval
Office 2007	x	x							Option during image deployment
Office Communicator	x	x	x
Office Live Meeting	x	x	x
Spreadsheet Applications

Word Processing
x
Presentation Applications
Harvard Instant Charts
Desktop Publication Apps.
Adobe Acrobat	x					x
Adobe Reader	x	x	x
Frontpage	x
Publisher	x		x
Graphic Design applications
Grabbit 2.5				x
Local Database Applications
MS Access — Customized			x
Database Reporting Apps
Crystal Reports	x					x
Reports Facilitator				x
Database Client
IBM DB2 Connect	x	x	x
Terminal Server applications
Citrix XenApp	x	x	x
Microsoft RDP Terminal Service Client	x
E-mail applications
Outlook	x	x	x
MailMarshal * — scanning	x
Ironport SaaS — scanning	x
PDA applications
BlackBerry Desktop Software	x
Calendar applications
Outlook	x	x	x
Accounting applications
MFACT				x					We take requests for code promotion and pass on to APS CAS
Microcash for Windows				x

ACS confidential and proprietary.	F.2 — Help Desk Supported SW	Page 1 of 5

Appendix F.1 — Help Desk Supported Software.xls

Symetra Distributed	Help Desk	Core Image			Bus.			Limited
Applications	Supported	Applications	Standard	Not Supported	Needs Req.	License count	Site License	Quantity amount	Notes
Finance applications
Flexsoft				x
FundStation				x
Quicken				x		x
Programming applications
Remedy (Action Request)	x
Seaview				x
VPN applications
Cisco VPN Client	x	x	x
Internet applications
Internet Explorer 6.0 (Office XP Only)	x	x
Internter Explorer 7.0 (Office 2007 Only	x	x
Communication applications
CentreVue	x
NICE Universe	x
Phone 2PC Recording	x
Faxing applications
Enterprise Fax Manager				x
Fax Util				x
WinFax	x					x
Flowcharting applications
Visio	x
Visio Viewer	x	x	x
Contact Management Apps
Bacon’s MediaSource				x
Project Tracking Apps
Project	x
Simply TIME (task manager)				x
Virus applications
McAfee Anti-Virus	x	x	x
Print Utility applications
PrintNow!	x			x					Handle installation requests
Scanning Software Apps
None
Handicap Utility
Jaws Software	x
Video Conferencing Apps
None
Security applications
Cyber Gatekeeper Agent	x	x	x						Notebook applications only

ACS confidential and proprietary.	F.2 — Help Desk Supported SW	Page 2 of 5

Appendix F.1 — Help Desk Supported Software.xls

Symetra Distributed	Help Desk	Core Image			Bus.			Limited
Applications	Supported	Applications	Standard	Not Supported	Needs Req.	License count	Site License	Quantity amount	Notes
SafeBoot	x	x
CyberArmor	x	x	x						Notebook applications only
FAZAM 2000				x
Reference applications
NILS				x
Operating Systems Apps
Windows 2000 sp3	x	x	x						Candidate for retirement pending Symetra approval
Windows XP SP2	x	x	x
Undefined applications
Ameritech White and Yellow Pages				x
Catapult Training				x
Chase Insight & Reporter				x		x
Desktop Submit				x
EFTPS for Windows 01.07.01				x
EOSI/CLAS (Library copyright)				x
Extra! 6.71	x	x	x
EZ2000				x		x
FlashPlayer	x	x	x
Shockwave Player	x	x	x
ICW Required				x
Iomega Tools				x
Message Manager				x
MMCD				x
MSDN				x
PBS				x
DirectX	x	x	x		x	x
Panagon Document Management					x
PCAnywhere				x
PGP Encryption					x
SafeBoot	x	x	x
PowerSelect					x
Qview4					x
RoboHelp Office 2000					x
Skill Vantage					x
Snag-It! (screen shot capture)	x			x
Source OffSite 3.5.1				x
Spencer CD				x		x
Trellis					x
Unicenter					x
UVT					x

ACS confidential and proprietary.	F.2 — Help Desk Supported SW	Page 3 of 5

Appendix F.1 — Help Desk Supported Software.xls

Symetra Distributed	Help Desk	Core Image			Bus.			Limited
Applications	Supported	Applications	Standard	Not Supported	Needs Req.	License count	Site License	Quantity amount	Notes
Web IIS					x
WebTrends					x
WELL Concession Calculator					x
Window’s MDAC					x
Window’s Media Player	x				x
Winrapid Teledex					x
WinZip	x	x	x		x

ACS confidential and proprietary.	F.2 — Help Desk Supported SW	Page 4 of 5

Appendix F.1 — Help Desk Supported Software.xls

Symetra Distributed	Help Desk	Core Image			Bus.			Limited
Applications	Supported	Applications	Standard	Not Supported	Needs Req.	License count	Site License	Quantity amount	Notes

*	To be replaced by IronPort SaaS per transformation schedule.

ACS confidential and proprietary.	F.2 — Help Desk Supported SW	Page 5 of 5

Appendix F.1 — Help Desk Supported Software.xls

Appendix F.2 Help Desk Supported Hardware
Desktop Computers
Dell Optiplex GX520
Dell Optiplex 740
Dell Optiplex 745
Compaq Deskpro
Compaq Deskpro 4000 266MHz
Compaq Deskpro EN 1GHz CMT
Compaq Deskpro EN 350MHz Tower
Compaq Deskpro EN 450MHz Tower
Compaq Deskpro EN 733MHz CMT
Compaq Deskpro EN 866MHz CMT
Compaq Deskpro EP 500MHz CMT
Compaq Deskpro EP 550MHz CMT
Compaq Evo D500 1.7GHz CMT
Compaq Evo D500 1.8GHz CMT
Compaq Evo D510 2.4GHz CMT
Hewlett Packard DC5000 2.8GHz CMT
Hewlett Packard DC5000 2.8GHz SFF
Hewlett Packard DC5000MT 2.8GHz SFF
Hewlett Packard Evo D530 2.8ghz SFF
HP Compaq DC7600 Convertible Minitower
Laptop Computers
Dell E6400
Dell D410
Dell D610
Dell D620
Dell D630
Dell Latitude M6300    ** Model Exception — Single User Only
Alva pro braille terminal
Apple Computers
Apple PowerMac G5
Desktop Printers
Dymo (Co-star) Printer
Canon BJC-1000 Printer
Canon BJC-250 Printer
Canon FilePrint 400
Canon i560 Desktop Photo Printer
Hewlett Packard LaserJet 3020 All-in-One
Hewlett Packard Business Ink Jet 1100
Hewlett Packard Business Ink Jet 1200
Hewlett Packard CP1700 Printer
Hewlett Packard DesignJet 750C Plus
Hewlett Packard DeskJet 1000C
Hewlett Packard DeskJet 1120C
Hewlett Packard DeskJet 5440
Hewlett Packard DeskJet 5550
Hewlett Packard DeskJet 5650
Hewlett Packard DeskJet 6122

ACS confidential and proprietary	F.2 — Help Desk Supported HW	Page 1 of 5

Hewlett Packard DeskJet 6540
Hewlett Packard DeskJet 670C
Hewlett Packard DeskJet 6840
Hewlett Packard DeskJet 6940
Hewlett Packard DeskJet 695C
Hewlett Packard DeskJet 710C
Hewlett Packard DeskJet 720C
Hewlett Packard DeskJet 810C
Hewlett Packard DeskJet 840C
Hewlett Packard DeskJet 880C
Hewlett Packard DeskJet 882C
Hewlett Packard DeskJet 890C
Hewlett Packard DeskJet 895CXI
Hewlett Packard DeskJet 940C
Hewlett Packard DeskJet 950C
Hewlett Packard DeskJet 960C
Hewlett Packard LaserJet 1012
Hewlett Packard LaserJet 1020
Hewlett Packard LaserJet 1022
Hewlett Packard LaserJet 1100
Hewlett Packard LaserJet 1150
Hewlett Packard LaserJet 1160
Hewlett Packard LaserJet 1200
Hewlett Packard LaserJet 1300
Hewlett Packard LaserJet 1320
Hewlett Packard LaserJet 1320N
Hewlett Packard LaserJet 1600 Color
Hewlett Packard LaserJet 2100
Hewlett Packard LaserJet 2200D
Hewlett Packard LaserJet 2200DN
Hewlett Packard LaserJet 2420DN
Hewlett Packard LaserJet 2500L
Hewlett Packard LaserJet 2550L
Hewlett Packard LaserJet 2550N
Hewlett Packard LaserJet 2600N
Hewlett Packard LaserJet 2840
Hewlett Packard LaserJet 3200
Hewlett Packard LaserJet 3330MFP
Hewlett Packard LaserJet 3505
Hewlett Packard LaserJet 3550
Hewlett Packard LaserJet 3600N
Hewlett Packard LaserJet 4
Hewlett Packard LaserJet 4 Plus
Hewlett Packard LaserJet 4000
Hewlett Packard LaserJet 4000T
Hewlett Packard LaserJet 4050
Hewlett Packard LaserJet 4050T
Hewlett Packard LaserJet 4050TN
Hewlett Packard LaserJet 4100
Hewlett Packard LaserJet 4101MFP
Hewlett Packard LaserJet 4200DTN
Hewlett Packard LaserJet 4200N

ACS confidential and proprietary	F.2 — Help Desk Supported HW	Page 2 of 5

Hewlett Packard LaserJet 4240N
Hewlett Packard LaserJet 4250DTN
Hewlett Packard LaserJet 4250N
Hewlett Packard LaserJet 4250TN
Hewlett Packard LaserJet 4350DTN
Hewlett Packard LaserJet 4500
Hewlett Packard LaserJet 4600
Hewlett Packard LaserJet 4700DN
Hewlett Packard LaserJet 4L
Hewlett Packard LaserJet 4P
Hewlett Packard LaserJet 5
Hewlett Packard LaserJet 5L
Hewlett Packard LaserJet 5P
Hewlett Packard LaserJet 5SI
Hewlett Packard LaserJet 6310
Hewlett Packard LaserJet 6L
Hewlett Packard LaserJet 6P
Hewlett Packard LaserJet 8000
Hewlett Packard LaserJet 8000N
Hewlett Packard LaserJet 8150DN
Hewlett Packard LaserJet 9050DN
Hewlett Packard LaserJet IIID
Hewlett Packard LaserJet IIIP
Hewlett Packard LaserJet P1505
Hewlett Packard LaserJet P2015
Hewlett Packard LaserJet P2015DN
Hewlett Packard LaserJet P3005N
Hewlett Packard OfficeJet 4105
Hewlett Packard OfficeJet 5110
Hewlett Packard OfficeJet 5610
Hewlett Packard OfficeJet 6210
Hewlett Packard OfficeJet 6310
Hewlett Packard OfficeJet 7210
Hewlett Packard OfficeJet 9110
Hewlett Packard OfficeJet J5780
Hewlett Packard OfficeJet K80XI
Hewlett Packard OfficeJet L7580
Hewlett Packard OfficeJet PRO K550
HP Laserjet 3015 Printer
HP Laserjet 3030 Printer
HP Laserjet 3380 Printer
HP LaserJet 4350n
HP LaserJet 6p xi
HP LaserJet P4015n Printer
Mobile Devices
RIM BlackBerry 7100
RIM BlackBerry 7130
RIM BlackBerry 7250
RIM BlackBerry 7280
RIM BlackBerry 7290

ACS confidential and proprietary	F.2 — Help Desk Supported HW	Page 3 of 5

RIM BlackBerry 8100
RIM BlackBerry 8300
RIM BlackBerry 8310
RIM BlackBerry 8700
RIM BlackBerry 9000
Peripherals
Keyboard
Mouse
Monitors
Compaq MV920 19” CRT
Compaq P110 21” CRT
Compaq P1210 22” CRT
Compaq P70 17” CRT
Compaq QVision 210 21” CRT
Compaq S910 19” CRT
Compaq S920 19” CRT
Compaq V1000 21” CRT
Compaq V1100 21” CRT
Compaq V70 17” CRT
Compaq V700 17” CRT
Compaq V75 17” CRT
Compaq V90 19” CRT
Compaq V900 19” CRT
Cornerstone P1600 21” CRT
Dell D1728D-LS VS17X 17” CRT
Dell UltraScan D1025HT 17” CRT
Dell UltraScan D1025HTX 17” CRT
Dell UltraSharp 1907FP 19” LCD
Dell UltraSharp 1908FP 19” LCD
Dell UltraSharp 1909W 19” LCD
Dell UltraSharp 2407FPW 24” LCD
Dell UltraSharp E207WFP 20” LCD
Dell UltraSharp E2209W 22” LCD
Dell UltraSharp E228WFP 22” LCD
Dell UltraSharp E228WFPC 22” LCD
Dell Widescreen 24” LCD Monitor
E228WFP 22-inch Widescreen Flat Panel Monitor
Gateway Vivitron 17” CRT
IBM G74 17” CRT
LG Flatron 1919SQ 19” monitorLG Flatron 1919SQ 19” monitor
Mag Innovision LT782s LCD Monitor
Nanao FlexScan F2-17EX
NEC AccuSync 120 21” CRT
NEC AccuSync 900 19” CRT
NEC AccuSync ASLCD92V-BK-VGA 19”
NEC MultiSync 1720M 17” LCD
NEC MultiSync 5FGE 17” CRT

ACS confidential and proprietary	F.2 — Help Desk Supported HW	Page 4 of 5

NEC MultiSync E900+ 19” CRT
NEC MultiSync E950 19” CRT
NEC MultiSync FE1250 22” CRT
NEC MultiSync FE2111SB 22” CRT
NEC MultiSync FE770-BK 17” CRT (Black)
NEC MultiSync FE950 19” CRT
NEC MultiSync FE950+ 19” CRT
NEC MultiSync FE991SB 19” CRT
NEC MultiSync FE992 19” CRT
NEC MultiSync FP950 19” CRT
NEC MultiSync XE17 17” CRT
Philips 190B5CB 19” LCD Monitor
Samsung SyncMaster 21GLS 21” CRT
Sony Flat Panel LCD Monitor
Sony Multiscan 20seII 20” CRT
Sony Multiscan 520gs 21” CRT
Sony StylePro SDM-S74 17” LCD
Sony StylePro SDM-S75A 17” LCD
Sony StylePro SDM-S95A 19” LCD
Sun Monitor
ViewSonic E771 17” CRT
ViewSonic E773 17” CRT
ViewSonic P810 21” CRT
ViewSonic VE150 15” LCD
ViewSonic VP920B 19” LCD
ViewSonic VX2000 20” LCD
ViewSonic VX910

ACS confidential and proprietary	F.2 — Help Desk Supported HW	Page 5 of 5

Appendix F.3 — Help Desk Software, Tools, and Knowledge Databases

Software/Tool/Database	Notes
Remedy ARS	Old Remedy / To be upgraded to Remedy ITSM (AKA AMP)

iStar	Program self-service/reporting/governance / To be replaced by Compass

Remedy ITSM	New ACS Management Platform for incident, problem, change, and request management

Atrium CMDB	Configuration management database for asset repository of all service tower IT assets

Compass	iStar replacement for program governance, reporting, and self service with improved integration, executive dashboard and graphics

Integrated Knowledge Base	Knowledge base for all IT-related, Symetra-specific, and common problems

Aspect Phone Switch	Old phone switch to be retired in FY10

Avaya Phone Switch	To be implemented in support of Symetra and all ACS Hillsboro Data Center clients; integrated with all ACS Service Desks

1 |	Appendix F.3 — Help Desk Software, Tools, and Knowledge Databases These materials are considered confidential and proprietary

SCHEDULE 2G
OUTPUT PROCESSING SOW
[Attached Hereto]
SCHEDULE 2G

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW
Schedule 2G
Output Processing Services SOW
for
Symetra Life Insurance Company (Symetra)
August 1, 2009
Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW

Table of Contents	i

1.0 Output Processing Overview and Service Objectives	2

1.1 Output Processing Overview	2

1.2 Service Objectives	2

2.0 Service Environment	3

2.1 Scope of the Infrastructure to be Supported	3

2.1.1 Hardware and Software	3

2.1.2 Technical Specifications Documentation	3

2.1.3 Service Locations	3

2.1.4 Personnel	3

3.0 Output Processing Service Requirements	3

3.1 Service Descriptions and Roles and Responsibilities	3

3.1.1 General Services	4

3.1.2 Output Processing Services	4

3.1.2.1 Operations and Administration	5

3.1.3 Output Processing Programming and Technical Services	9

4.0 Service Management	10

5.0 Referenced SOW Appendices and Agreement Schedules	15

5.1 Referenced Output Processing Services Schedule Appendices	15

5.2 Referenced Agreement Schedules	15

List of Tables
Table 1. General Roles and Responsibilities	4
Table 2. Operations and Administrations Roles and Responsibilities	5
Table 3. Output Processing Programming and Technical Services Roles and Responsibilities	9
Table 4. Forms Coding, Creation and Maintenance SLAs	11
Table 5. Daily Production Processing SLAs	12
Table 6. Testing SLRs/SLAs	14
Table 7. Quality Assurance SLAs	15
Confidential Information
Page ii

Symetra Life Insurance Company (Symetra))
Schedule 2G—Output Processing Services SOW
1.0 Output Processing Overview and Service Objectives
1.1 Output Processing Overview
Output processing is the Services and activities, detailed in this Output Processing Schedule 2G, required to provide and support Symetra with output Services. The output processing Services includes the operations for print, fulfillment and mail Services; development and maintenance of output applications; and infrastructure and equipment to support operational and programming functions.
As depicted in Figure 1 below, in addition to the Services described in this Schedule 2G, ACS is responsible for providing the Services described in Schedule 2A — Cross-Functional Services Schedule 2A. Figure 1 depicts the relationship between the Cross-Functional Services Schedule 2A, and all Schedules within the scope of the Agreement.

Cross-Functional SOW

Data	Distributed	Data	Voice	Help Desk	Output	Content
Center	Computing	Network	Comm.	Services	Processing	Management
Services	Services	Services	Services	SOW	Services	SOW
SOW	SOW	SOW	SOW		SOW
Figure 1: Service Towers with Cross-Functional Services View
1.2 Service Objectives
The following are the key high-level Service objectives Symetra expects to achieve through outsourced output processing Services and this Schedule 2G:
▪	Comprehensive/end-to-end, scalable enterprise output processing solution (e.g., applications, infrastructure-processing, network, inventory) to support Symetra’s output processing requirements including the areas of printing, fulfillment, mailing, application development and maintenance, infrastructure and hardware requirements.

▪	Printing of mainframe batch reports and conversion of data files from Symetra systems for print processing.

▪	Meeting Symetra’s business requirements for accurate and timely print, fulfillment and mail Services.

▪	Providing Services with processing and quality guarantees backed by SLAs/SLRs in Section 4 below.

▪	Maintaining environment to ensure compliance with Symetra’s policies and regulatory requirements.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW
2.0 Service Environment
2.1 Scope of the Infrastructure to be Supported
The following sub-sections and related output management Services and appendices describe and scope the output processing environment to be supported/complied with. Service environment descriptions and appendices include listings of hardware and Software, policies and procedures. Service environment appendices are to be maintained and reviewed with Symetra by ACS and made available to Symetra on a quarterly basis, or as required by Symetra.
2.1.1 Hardware and Software
All equipment, hardware, Software and networking infrastructure needed to support the output processing Services will be the responsibility of ACS and are listed and described in Appendix G.1 — Output Processing Hardware and Software.
2.1.2 Technical Specifications Documentation
Technical specifications documentation is used to provide an overall summary of requirements for output processing Services (e.g., quality requirements, formatting requirements, technical requirements, document generation).
The Technical specifications documentation shall be documented and maintained by ACS as Appendix G.2 — Output Processing Technical Specifications Documentation.
2.1.3 Service Locations
Contracts, policies, check printing, special handling correspondence and test jobs will need to be printed at the Bellevue Symetra location. Symetra will provide space for limited local printing. Printing of mainframe batch reports will need to be printed at the Bellevue Symetra location.
All service locations and facilities supporting the output processing Services are listed in Appendix G.3 — Output Processing Facilities.
2.1.4 Personnel
ACS will be responsible for operational, support, programming and management staff needed for account management and to meet the SLRs/SLAs set forth in this Schedule 2G.
3.0 Output Processing Service Requirements
3.1 Service Descriptions and Roles and Responsibilities
In addition to the Services, activities, and roles and responsibilities described in Schedule 2A to the Agreement (Cross-Functional Services), ACS shall be responsible for the following output processing Services.
The following tables identify each Party’s roles and responsibilities associated with this Schedule 2G . An “X” is placed in the column under the Party that is responsible for performing the applicable task. As part of the Services, ACS shall perform all of the roles and
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW
responsibilities that are ACS obligations, as denoted by an “X” in the ACS column set forth in this Schedule 2G.
3.1.1 General Services
The following table identifies general roles and responsibilities associated with this Schedule 2G.
General Roles and Responsibilities

General Roles and Responsibilities		ACS	Symetra
1.	Define Symetra’s output processing process and business requirements to be supported in the ACS output processing solution		X

2.
Define, document and maintain output processing solution and system requirements that meet Symetra business requirements (e.g., technical, functional, performance, and quality) and develop and maintain supporting documentation for the ACS provided output processing solution
X

3.	Participate in solution and system requirements (e.g., technical, functional) gathering activities		X

4.	Approve all solution and system requirements and related documentation		X

5.
Provide the end-to-end output processing solution (e.g., applications, servers, network, storage, systems, operational functions, maintenance, monitoring, reporting, and support) required to meet Symetra’s output processing business process and requirements (e.g., formatting, quality, and content)
X

6.	Provide project lifecycle management services (e.g., planning, coordination, management, and testing) for projects initiated by ACS or by Symetra	X

7.
Provide account management structure that works directly with Symetra. (i.e., single point of contact between Symetra and ACS personnel and support the roles described in Schedule 1 — Relationship Management)
X

8.	Provide Service delivery structure that works directly with Symetra business and IT and is the conduit through which ACS will support Symetra		X

9.	Conduct hiring, training, and management of operational, technical and management personnel that support ACS output processing Services, applications and systems	X

10.	Provide business continuity and disaster recovery support for output processing operations and systems in accordance with the Cross-Functional Schedule 2A	X
3.1.2 Output Processing Services
Services for output processing include, but are not limited to, following activities:
▪	Activities that directly support the maintenance, use, and management of printing equipment (e.g. printers, sorters, inserters, and labor associated with those systems)
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW
▪	Administration, technical monitoring, operational reporting, technical support, upgrading, and reconfiguration of printing hardware and Software systems (e.g., Group 1 Software products and related hardware, IBM Infoprint Software products and related hardware, all FTP and print specific middleware Software and related hardware)

▪	Administration, management, and oversight of all printing infrastructure (e.g., print specific network infrastructure related specifically to output Services)

▪	All account management, Service Request management and administration, reporting (and any related product, database, or Software customizations) directly related to measuring, monitoring, and reporting on Services and related requirements (e.g., regulatory requirements and end-of-day requirements)

▪	All Software version control and source code management.
3.1.2.1 Operations and Administration
Operations Services and administration are the end-to-end activities required to support Symetra’s output processing requirements including activities associated with the daily tasks performed and the management activities associated with output processing operations.
Operations activities include:
▪	Printing

▪	Fulfillment and stuffing of envelopes

▪	Mailing of printed documents

▪	Postal address verification

▪	Documents provided to print review process

▪	Documents available in print archive system

▪	Check stock controls

▪	Remote output management (e.g., Symetra Bellevue location print)

▪	Media input and output processing
Administration activities include:
▪	Overall account administration

▪	Inventory control of print collateral

▪	Daily reporting of processing results

▪	Reporting of exceptions
The following table identifies the roles and responsibilities that ACS and Symetra will perform, and that are associated with operations and administration. The detailed procedures associated with these roles and responsibilities shall be developed and maintained by ACS in the SDRM and the applicable appendices described in the previous section.
Operations and Administrations Roles and Responsibilities

Operations and Administrations Roles and Responsibilities	ACS	Symetra
Account Administration Roles and Responsibilities

1.
ACS Location: Provide daily reporting of production processing that includes, at a minimum, the following: print file name, date printed, date mailed, page/image count, document count, and mailing cost details
X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW

Operations and Administrations Roles and Responsibilities		ACS	Symetra
2.	Bellevue Location: Provide daily reporting of production processing that includes at a minimum, the following: print file name, page/image count, and date printed	X

3.	Convey operational updates, including exceptions to Symetra’s defined point of contacts only	X

4.	Coordinate ACS internal communication for special handling and operational exceptions and requests	X

5.	Provide status for special handling and operational exceptions and requests to Symetra	X

6.	Host regularly scheduled operational status meetings	X

7.	Ensure ACS key operational and/or management personnel including vendors participate in operational status meetings	X

8.	Participate in scheduled operational meetings		X

9.	Provide operational collateral usage instructions for each print file	X

10.	Approve operational collateral usage instructions for each print file		X

11.	Provide Symetra with standard operational procedures utilized in print operations	X

12.	Provide ACS with Symetra regulation and compliance specific requirements for print operations		X

13.	Approve operational procedures utilized for Symetra processing		X

14.	Provide process and procedure documentation utilized in meeting Symetra account management requirements	X

15.	Approve process and procedures utilized to support Symetra account management requirements		X

16.	Provide balanced check stock logs to Symetra on a monthly basis	X

17.	Perform monthly audit on check stock tracking logs		X

18.	Perform onsite review of operations and services within output processing		X

Process Output Files Roles and Responsibilities

19.	Create data files to mainframe job processing for use in output processing		X

20.	Transmit via FTP data files for output processing	X

21.	Process output data files to generate print ready file(s) as defined in Symetra’s requirements	X

22.	Split input data files into separate print files as needed to support ACS operational requirements and Symetra’s business requirements	X

23.	Provide listing of all data files FTP’d from processing		X

24.	Ensure all data files process and errors are resolved	X

25.	Create and maintain page definition and overlays as defined in Symetra’s requirements	X

26.	Provide media input and output processing such as loading and creating media for Third Parties (e.g., tape and CDs) including encryption services	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW

Operations and Administrations Roles and Responsibilities		ACS	Symetra
Electronic File Processing Roles and Responsibilities

27.	Provide electronic file to print review application, (e.g., iProof) as defined by Symetra’s requirements	X

28.	Ensure documents approved or rejected during print review process are managed according to Symetra’s requirements	X

29.	Provide print file and electronic representation (PDF compatible) in archive system as defined in Symetra’s requirements	X

Print Processing Roles and Responsibilities

30.	Send print file to designated operational location print queue system as defined in Symetra’s requirements	X

31.	Provide print log to operational locations for verification of files that are to be printed in the specific operational location	X

32.	Print documents on specified paper stock per Symetra’s requirements	X

33.	Include postal net barcode, processing barcodes and sequence numbers on printed documents	X

34.	Provide electronic report to Symetra of addresses not meeting postal standards	X

35.	Define quality criteria for printed data review	X

36.	Participate in quality criteria definition		X

37.	Approve quality criteria definition		X

38.	Perform print quality and document count verification	X

39.	Reprint/reprocess documents as applicable when quality issue or damage occurs during print process	X

40.	In ACS Location: Distribute printed documents to appropriate fulfillment process	X

41.	In Bellevue location: Provide printed documents to Symetra distribution department	X

42.	ACS Location: Document and track all blank check stock being stored and utilized in print process	X

43.	Bellevue location: Document and track all blank check stock being stored and utilized in print process		X

44.	ACS Location: Document details of check stock damaged or voided during processing	X

45.	Bellevue location: Document details of check stock damaged or voided during processing		X

46.	ACS Location: Perform daily balance of check stock usage with number of checks printed	X

47.	Provide check report from print process to utilize in operational check print balancing that defines the number of checks to print in each operation	X

48.	Utilize the check report to ensure the correct number of checks is printed in the operation	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW

Operations and Administrations Roles and Responsibilities		ACS	Symetra
Fulfillment Roles and Responsibilities ACS Location

49.	Fold and stuff each document into specified envelope or box as defined in Symetra’s requirements	X

50.	Include business return envelope during fulfillment process as defined in Symetra’s requirements	X

51.	Include inserts during fulfillment process as defined in Symetra’s requirements	X

52.	Perform fulfillment quality and document count verification	X

53.	Reprint/reprocess documents as applicable when quality issue or damage occurs during fulfillment process	X

54.	Include sequence numbers and applicable processing barcodes within address window for fulfillment processing per postal standard regulations	X

Mailing Roles and Responsibilities ACS Location

55.	Endorse postage meter stamp for agreed upon postage rate on each envelope or box	X

56.	Ensure foreign addressed mail is mailed with foreign postage rates	X

57.	Perform pre-sort mail processing to allow reduced mail rates	X

58.	Provide mail-ready documents to USPS for delivery	X

59.	Reprint/reprocess documents as applicable when damage occurs during pre-sort/mailing process	X

60.	Define requirements for postal address checking into applications		X

61.	Notify Symetra of any upcoming postal standards that may impact Symetra or print applications, as soon as ACS becomes aware of any such standards	X

62.	Incorporate postal address checking into applications and ensure updated per postal standard regulations	X

Inventory Control Roles and Responsibilities

63.	Provide inventory of Symetra collateral (forms, inserts and envelopes) on a monthly basis	X

64.	Set and evaluate collateral reorder point		X

65.	Provide history of collateral usage information as requested by Symetra	X

66.	Implement or adjust collateral reorder point	X

67.	Approve collateral reorder point		X

68.	Order Symetra collateral when inventory is at or below defined reorder point	X

69.	Approve and submit order for Symetra collateral to be delivered to defined print operation location		X

70.	Provide receipt confirmation of delivered collateral	X

71.	Ensure ACS provided paper stock is ordered and appropriate inventory is maintained	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW
3.1.3 Output Processing Programming and Technical Services
Output processing programming and technical Services include, but are not limited to:
▪	Addition of new static or dynamic forms, changes to existing static or dynamic forms

▪	Deletion of existing static or dynamic forms

▪	Modification or creation of output jobs

▪	Creation of inserts or other specialized output for certain production runs

▪	Any requested changes to iProof or archive system configuration or functionality in support of a Symetra-specified enhancement identified in an authorized Service Request

▪	Resource effort to build and release code packages directly related to an authorized Service Request
In order for work to be constituted as output processing programming and technical Services, the work must have a corresponding Symetra-initiated Service Request.
The following table identifies the roles and responsibilities that ACS and Symetra will perform, and that are associated with output processing programming and technical Services.
Output Processing Programming and Technical Services Roles and Responsibilities

Output Processing Programming and Technical Services Roles and
Responsibilities		ACS	Symetra
1.	Provide technical monitoring of equipment, systems and processing workflows	X

2.	Estimate hours and project schedules for Symetra-requested output projects	X

3.	Provide weekly status of output projects	X

4.	Provide billable programming hours on weekly basis for current billing month	X

5.	Provide project lifecycle management Services (e.g., planning, coordination, management and testing) for projects initiated by Symetra	X

6.	Host regularly scheduled project status review meetings	X

7.	Ensure key programming and/or management personnel participate in project status meetings	X

8.	Participate in scheduled project status meetings		X

9.	Request project and specification review meetings as needed for output projects	X

10.	Schedule and ensure key project stakeholders are included in output project review and status meetings		X

11.	Provide ongoing output programming development of Symetra-requested output projects	X

12.	Define and document business requirements for Symetra requested output projects		X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW

Output Processing Programming and Technical Services Roles and
Responsibilities		ACS	Symetra
13.	Define and document technical requirements to meet Symetra’s business requirements for requested output projects	X

14.	Participate in technical requirement gathering activities		X

15.	Approve technical requirement documentation prior to initiating programming.		X

16.	Define project Acceptance Criteria	X

17.	Participate in defining Acceptance Criteria		X

18.	Approve project Acceptance Criteria		X

19.	Provide test data for use during development		X

20.	Maintain financial responsibility for all expenses associated with ACS- initiated test print (e.g., consumables and image count)	X

21.	Perform internal ACS QA testing and resolution before releasing projects to Symetra for Acceptance Testing	X

22.	Provide test data for use in Acceptance Testing		X

23.	Document defects found during Acceptance Testing Period		X

24.	Correct defects found during Acceptance Testing Period	X

25.	Approve testing of output related variable Services project for implementation into production		X

26.	Submit change management request for implementation	X

27.	Implement application updates for variable Services projects with adherence to Change Management Procedures	X
4.0 Service Management
4.1 Objective
A key objective of the Agreement is to attain the SLRs/SLAs. SLAs and project-specific SLAs are specified with Fee Reductions as detailed in Schedule 5 where business is impacted through failure to meet significant mission critical systems or Services, or project milestones or objectives warrants a reduction in Fees paid when Service performance requirements are not met. SLAs are detailed in the following sections of this Schedule 2G.
ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs/SLAs specified in this Schedule 2G.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW
Forms Coding, Creation and Maintenance SLAs

FORMS CODING, CREATION AND MAINTENANCE SLAs

General Administration		Performance
Task	Service Measure	Target	SLR
New and modified form coding to be completed and available for System Testing. This task is inclusive of dynamic and static forms. Ref: B-SYMT-540	Successful completion of individual DOC1 forms made available for Systems Testing per month divided by total number of form development requests per month. Measured by Service Request processing (SRP) system.

	** Does not include Streamweaver, Dataflow Server, Archive, and iProof applications.	[***]	[***]

Move code or form to production Ref: B-SYMT-541	Successful completion of code/form promotion into production, divided by total number of code/forms requested to be promoted into production per month.

	** Includes Doc1, Streamweaver, Dataflow Server, Archive, iProof, and associated code or forms.	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW
Daily Production Processing SLAs

DAILY PRODUCTION PROCESSING SLAS

General Administration		Performance
Task	Service Measure	Target	SLR
Daily, weekly, monthly production print jobs — ACS Location Ref: B-SYMT-560	Successful completion of discrete batch jobs divided by aggregate monthly batch jobs; in the event of [***] or more unsuccessful jobs in [***], this SLR will be considered as missed.	[***]	[***]

Daily and weekly Production print jobs — Bellevue contracts and policies Ref: B-SYMT-561A	Successful completion of discrete batch jobs divided by associated monthly batch jobs	[***]	[***]

Daily, weekly, monthly production print jobs — Bellevue (all work except contracts, policies and checks) Ref: B-SYMT-561	Successful completion of discrete batch jobs divided by aggregate monthly batch jobs	[***]	[***]

Daily, weekly, monthly mainframe print queue jobs — Bellevue Ref: B-SYMT-562	Successful completion of discrete batch jobs divided by aggregate monthly batch jobs; in the event of [***] or more unsuccessful jobs in [***], this SLR will be considered as missed.	[***]	[***]

Make form available to view online—iProof Ref: B-SYMT-563	Successful completion of total production files loaded into iProof divided by the anticipated total of files loaded into iProof.	[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW

DAILY PRODUCTION PROCESSING SLAS

General Administration		Performance
Task	Service Measure	Target	SLR
Make form available to view online—archive Ref: B-SYMT-564	Successful completion of total production files loaded into archive divided by the anticipated total of files loaded into archive.	[***]	[***]

Check processing — ACS Location Ref: B-SYMT-565	Successful completion of the total number of checks processed divided by expected number of checks. ACS Location	[***]	[***]

Check processing — Bellevue Ref: B-SYMT-566A	Successful completion of the total number of checks processed divided by expected number of checks. Bellevue, WA	[***]	[***]

Check processing — Bellevue special handling Ref: B-SYMT-566A-1	Successful completion of the total number of checks processed divided by expected number of checks. Bellevue, WA	[***]	[***]

Quarterly and annual production print Ref: B-SYMT-567	Successful completion of job	[***]	[***]

Returns for mail ruined during processing and handling Ref: B-SYMT-571	Successful completion of rework and resend, measured by all pieces requiring rework during month meeting specification, divided by aggregate of all rework during month	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW
Testing SLRs/SLAs

TESTING SLAs

General Administration		Performance
Task	Service Measure	Target	SLR
Provide test print and on-line viewing of test jobs. Ref: B-SYMT-573	Successful completion of discrete test batch jobs divided by aggregate monthly test volume	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2G—Output Processing Services SOW
Quality Assurance SLAs

Output Quality Assurance /SLA

Performance
General Task	Service Measure	Target	SLR Performance %
All post-production output received by Symetra clients are readable, packaged with proper collateral, void of fulfillment or insertion errors. Ref: B-SYMT-572	A validated customer complaint resulting in the return of mail to Symetra by customer(s) or delivery service as a result of a quality issue as described. Validation is achieved by visual inspection of the returned mail. A “complaint” is defined as a reported incident associated with a discrete fulfillment job in which a Symetra customer notifies Symetra of receipt of printed output with error(s).	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet
5.0 Referenced SOW Appendices and Agreement Schedules
5.1 Referenced Output Processing Services Schedule Appendices

Schedule Appendix	Description
Appendix G.1	Output Processing Hardware and Software

Appendix G.2	Output Processing Technical Specifications Documentation

Appendix G.3	Output Processing Facilities
5.2 Referenced Agreement Schedules

Agreement Schedule	Description
Schedule 1	Relationship Management

Schedule 2A	Cross-Functional Services SOW

Schedule 5	Fee Reductions

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Appendix G.1 — Output Processing Hardware and Software

Vendor	Model	Version
Hardware
IBM — Check Printer	ST-9530	[***]
IBM — Check Printer	ST-9530	[***]
Xerox — cut sheet printer	Doc 90	[***]
Xerox — cut sheet printer	Doc 90	[***]
IBM	P570 AIX Server	[***]
IBM	IBM P550 AIX server	[***]
Xerox	Xerox Docuprint 155	[***]
Xerox	Xerox Docuprint 180	[***]
EMC	EMC Inserter	[***]
Software
Infoprint Solutions	Infoprint Manager	[***]
Xerox	Docuprint	[***]
IBM	AIX	[***]
EMC	ELO Touch System	[***]
Pitney Bowes	Doc 1 Generate	[***]
Pitney Bowes	StreamWeaver	[***]
Pitney Bowes	Code1Plus	[***]
Pitney Bowes	Iproof	[***]
Pitney Bowes	E2 Vault	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

1 |	Appendix G.1 — Output Processing Hardware and Software These materials are considered confidential and proprietary

APPENDIX G-2
OUTPUT PROCCESSING
TECHNICAL SPECIFICATIONS

Symetra High Level Architecture
12/05/05
Symetra High Level Architecture ACS Print & Mail Services — Development Team 12/05/05
[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Production Processing — Print Only
12/05/05
Symetra Production Processing — Print Only ACS Print & Mail Services — Development Team 12/05/05
[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Production Processing — Archive & Print
12/05/05
Symetra Production Processing — Archive & Print ACS Print & Mail Services — Development Team 12/05/05
[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Production Processing — Archive & Print
12/05/05
Symetra Production Processing — Archive & Print ACS Print & Mail Services — Development Team 12/05/05
[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Test Processing — Archive & Print
12/05/05
Symetra Test Processing — Archive & Print ACS Print & Mail Services — Development Team 12/05/05
[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Test Processing — Archive & Print
12/05/05
Symetra Test Processing — Archive & Print ACS Print & Mail Services — Development Team 12/05/05
[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Doc1 Vault Process Flow — Archive Production
12/05/05
Symetra Doc1 Vault Process Flow — Archive Production ACS Print & Mail Services — Development Team URL — http://archive.symetra.com 12/05/05
[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Doc1 Vault Process Flow — ARC/IAC QA
12/05/05
Symetra Doc1 Vault Process Flow — ARC/IAC QA ACS Print & Mail Services — Development Team URL — https://secure.qa.symetra.com/arc or/iac 12/05/05
[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Doc1 Vault Process Flow — Archive QA
12/05/05
Symetra Doc1 Vault Process Flow — Archive QA ACS Print & Mail Services — Development Team URL — http://archive.qa.symetra.com 12/05/05
[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Doc1 Vault Process Flow — iProof QA
12/05/05
Symetra Doc1 Vault Process Flow — iProof QA ACS Print & Mail Services — Development Team URL — http://archive.qa.symetra.com 12/05/05
[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Appendix G.3 — Output Processing Facilities
ACS will provide output processing services to Symetra from the ACS facility at the following location:
1931 Market Center Blvd.
Dallas, TX 75207
ACS will provide a print center located at Symetra Financial headquarters:
777 108th Ave NE
Bellevue, WA 98004

1 |	Appendix G.3 — Output Processing Facilities These materials are considered confidential and proprietary

SCHEDULE 2H
CONTENT MANAGEMENT SOW
[Attached Hereto]
SCHEDULE 2H

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW
Schedule 2H
Content Management SOW
for
Symetra Life Insurance Company (Symetra)
August 1, 2009
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW

Table of Contents	2

1.0 Content Management Overview and Service Objectives	3

1.1 Content Management Overview	3

1.2 Service Objectives	3

2.0 Service Environment	4

2.1 Scope of the Services to be Supported	4

2.2 Schedule 2H Definitions	5

3.0 Content Management Service Requirements	6

3.1 Service Descriptions and Roles and Responsibilities	6

4.0 Service Management	11

4.1 Objectives	11

4.2 Reports	14

5.0 Referenced Schedules Appendices and Agreement Schedules	14

5.1 Referenced Content Management Services SOW Appendices	14

5.2 Referenced Agreement Schedules	14

List of Tables

Table 1. General Roles and Responsibilities	7
Table 2. Operational Roles and Responsibilities	8
Table 3. Content Management System Enhancement Services Roles and Responsibilities	11
Table 4. Image Archive SLAs	11
Table 5. Capture Management SLAs	12
Table 6. Image Priority Levels	13
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW
1.0 Content Management Overview and Service Objectives
1.1 Content Management Overview
ACS content management services are the Services and activities, detailed in this Content Management Services Schedule 2H, required for the full provision, operation and management of content management Services including, but not limited to, the following:
▪	Mail receipt and sorting Services

▪	Document scanning and data capture Services, including indexing.

▪	Microfiche conversion

▪	Paper storage and destruction Services

▪	Records management processes to address the regulatory and compliance retention and destruction policies

▪	The cross functional Services as defined in Schedule 2A — Cross Functional Services SOW
As depicted in Figure 1 below, in addition to the Services described in this Schedule 2H, ACS is responsible for providing the Services described in Schedule 2A — Cross-Functional Services SOW. Figure 1 depicts the relationship between the Cross-Functional Services SOW, and all SOWs within the scope of the Agreement.

Cross-Functional SOW

Data	Distributed	Data	Voice	Help Desk	Output	Content
Center	Computing	Network	Comm.	Services	Processing	Management
Services	Services	Services	Services	SOW	Services	SOW
SOW	SOW	SOW	SOW		SOW
Figure 1: Service Towers with Cross-Functional Services View
1.2 Service Objectives
The following are the key high-level Service objectives Symetra expects to achieve through outsourced content management Services and this Schedule 2H:
▪	A scalable enterprise content management Services solution for mail receipt, document preparation, scanning, fiche conversion, data entry Services, structured export file creation for multiple units within multiple lines of business.

▪	The content management Services must integrate with Symetra’s business process management systems. Symetra has an automated business process workflow system which is supported and maintained by Symetra.

▪	Comprehensive/end-to-end enterprise content management solution (e.g., applications, infrastructure-processing, network, storage) to support Symetra’s content management
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW
requirements including the areas of import, update, deletion, web-based retrieval and storage requirements.

▪	Content management solution that allows Symetra to reuse content, business logic, and design elements to reduce implementation costs as business needs change.

▪	Meet Symetra’s business requirements for accurate and timely scanning, document indexing, and image import and image search and retrieval through ACS Services and the ACS provided document management solution.

▪	Provide Services with processing and quality guarantees backed by SLAs/SLRs.

▪	Maintain environment to ensure compliance to Symetra’s policies and regulatory requirements.

▪	Achieve the SLRs/SLAs in Section 4 below
2.0 Service Environment
2.1 Scope of the Services to be Supported
The following sub-sections and related Content Management Services Schedule 2H appendices describe and scope the content management environment to be supported/complied with. Service environment descriptions and appendices include listings of hardware and Software, policies and procedures. Service environment appendices are to be maintained and reviewed with Symetra by ACS and made available to Symetra on a quarterly basis, or as required by Symetra.
2.1.1 Hardware and Software
All equipment, hardware, application modules, Software and networking infrastructure needed to support the content management Services will be the responsibility of ACS and is listed and described in Appendix H.1 — Content Management Hardware and Software
2.1.2 Content Values Spreadsheet (CVS)
Content value spreadsheets are used to provide an overall summary of requirements for document processing, BPM, and image retrieval system.
The document identification rules and index element information for capture and export shall be documented and maintained by ACS as Appendix H.2 — Content Value Spreadsheet
2.1.3 Service Location
Facilities to support content management Services shall be provided by ACS and are listed in Appendix H.3 — Content Management Facilities
2.1.4 Content Management Solution Requirements
ACS will be responsible for documenting and maintaining Symetra’s content management solution requirements (e.g., business, functional, technical and quality requirements) relating to the provision of content management Services in Appendix H.2 — Content Value Spreadsheet
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW
2.1.5 Personnel
ACS will be responsible for all Personnel required to meet the SLRs/SLAs set forth in this Schedule 2H.
2.2 Schedule 2H Definitions
2.2.1 Front-end
Documents that will be sent to Symetra image business process management (BPM) workflow system are defined as front-end. Images created for incoming mail and incoming electronic faxes/images will be processed for import into BPM system. Front-end processing will include identification of the document product, document category; document type and index capture as defined by specific business rules.
2.2.2 Back-end
Documents that are prepared with a scan separator page by Symetra business units are defined as back-end scanning. All document product, description, type and index element information is documented on the scan separator page that will be captured for export to the image retrieval system as defined by specific business rules.
2.2.3 Document
Paper pages or electronic images will be grouped by document. Grouping of a document will be performed by Symetra for back-end and by ACS for front-end. A document can be one or more pages or images. Indexing will occur at document level.
2.2.4 Image
An image equates to a single side of a piece of paper. Images will be created through ACS scanning or provided to ACS through FTP process.
2.2.5 Scanning
Operational task to scan paper to create images. Scanning will include:
•	Provision of high-quality images at 200 dpi

•	Endorsement or automated notation on back of each page to indicate scanning occurred

•	Ensuring every paper page was scanned and in proper order

•	Ensuring each image is legible based on quality of original paper

•	Ensuring image is not skewed

•	Ensuring corners or edges are not folded over data on page

•	Ensuring orientation (e.g., landscape or portrait) of original paper is preserved

•	Ensuring all blank back images are deleted

•	Ensuring document integrity occurs if any images within document need rescanned
2.2.6 Indexing
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW
Operational task to capture index elements (metadata) for each document. Indexing for front-end documents will include:
•	Determining first page of each document for images within an envelope or electronically provided set of images

•	Determining product line of document

•	Determining the document folder (classification) as defined in Symetra requirements

•	Defining document type for each document as defined in Symetra requirements

•	Capturing index information from images provided within the document as defined in Symetra requirements
Indexing for back-end documents will include:
•	Capturing of index information from Symetra provided scan separator page
2.2.7 Import
Captured index information will be exported in a formatted XML file. Images and index XML file will be zipped and transmitted to either:
•	Symetra image system per Symetra requirements, or

•	P8 system for back-end documents per ACS requirements
2.2.8 Export
P8 system will need to import images and index information from multiple sources. An XML file will be provided containing defined metadata for the images. After the import process is complete, the metadata will be searchable for retrieval of images.
2.2.9 Document Class
The term document class refers to a business unit or grouping of business units.
3.0 Content Management Service Requirements
3.1 Service Descriptions and Roles and Responsibilities
In addition to the Services, activities, and roles and responsibilities described in Schedule 2A to the Agreement — Cross-Functional Services Schedule 2H , ACS shall be responsible for the following content management Services.
The following tables identify each Party’s roles and responsibilities associated with this Schedule 2H. An “X” is placed in the column under the Party that is responsible for performing the applicable task. As part of the Services, ACS shall perform all of the roles and responsibilities that are ACS obligations, as denoted by an “X” in the ACS column set forth in this Schedule 2H.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW
3.1.1 General Services
The following table identifies general roles and responsibilities associated with this Schedule 2H.
General Roles and Responsibilities

General Roles and Responsibilities		ACS	Symetra
1.	Define and document Symetra’s content management process and business requirements (e.g., content capture, export, repository, search, web-based retrieval) to be supported in the ACS content management solution		X

2.	Define, document and maintain content management solution and system requirements that meet Symetra business requirements (e.g., technical, functional, performance, quality, configuration, documentation) and supporting documentation for the ACS provided content management systems (e.g., CVS)	X

3.	Participate in solution and system requirements (e.g., technical, functional) gathering activities		X

4.	Approve all solution and system requirements and related documentation		X

5.	Provide the end-to-end content management solution (e.g., applications, servers, network, storage, systems, operational functions, maintenance, monitoring, reporting, support) required to meet Symetra’s content management business processes and requirements (e.g., content capture, export, repository, search, web-based retrieval, quality)	X

6.	Ensure that the solution meets Symetra’s quality requirements	X

7.	Provide and maintain applications utilized for image workflow for front-end image system(s)		X

8.	Provide project lifecycle management services (e.g., planning, coordination, management, and testing) for projects initiated by ACS or by Symetra	X

9.	Provide account management structure that works directly with Symetra (i.e., single point of contact between Symetra and ACS personnel and support the roles described in Schedule 1 — Relationship Management)	X

10.	Provide Service delivery structure that works directly with Symetra business and IT and is the conduit through which ACS will support Symetra		X

11.	Conduct hiring, training, and management of operational, technical and management personnel that support ACS content management services, applications and systems	X

12.	Store Symetra provided fiche and cabinets for ready access in support of daily requests	X

13.	Provide business continuity and disaster recovery support for content management operations and systems in accordance with the Schedule 2A — Cross-Functional SOW	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW
3.1.2 Operational Services
Operational Services are the end-to-end activities required to support Symetra’s content management requirements including the activities associated with the daily processing of paper and images to prepare them for export to an image system. The following table identifies operational roles and responsibilities that ACS and Symetra will perform. The detailed procedures associated with these roles and responsibilities shall be developed and maintained by ACS in the SDRM and the applicable appendices described in the previous section.
Operational Roles and Responsibilities

Operational Roles and Responsibilities		ACS	Symetra
Mail Receipt and Sorting

1.	Perform initial sort by business line for mail sent to ACS location PO boxes	X

2.	Perform initial sort by business line for mail sent to Seattle PO boxes		X

3.	Open and date/time stamp all mail as required by business rules for front-end processing that is received in ACS location PO boxes	X

4.	Open and date/time stamp all mail as required by business rules for front-end processing that is received in Seattle PO boxes		X

5.	Log details (as defined by business rules) for each mailed check received in ACS location	X

6.	Log details (as defined by business rules) for each mailed check received in Seattle location		X

Scanning and Data Capture

7.	Prepare back-end documents for scanning (e.g., removal of staples, small paper documents will be taped or copied, post-it notes will be taped or removed, corners will be straightened, legal documents will not be folded)		X

8.	Provide scan separator page on each back-end document. The scan separator page will include the data that will be captured as index information for the document		X

9.	Prepare back-end documents for overnight shipment to ACS location		X

10.	Receive and track back-end document overnight shipments each day	X

11.	Prepare received (front and back-end) documents for scanning as applicable to ensure quality scanning and business rules for export XML are met	X

12.	Copy documents if needed for quality scanning	X

13.	Submit requests for fiche conversion through ACS provided application		X

14.	Receive request and track status of fiche requests	X

15.	Convert fiche to images for back-end processing as requested	X

16.	Receive and track incoming electronic images and faxes for front-end processing	X

17.	Process front-end and back-end documents as defined by priority requirements	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW

Operational Roles and Responsibilities		ACS	Symetra
18.	Create and/or purchase any separator pages or supplies needed to provide content management Services (e.g., tape and patch sheets)	X

19.	Remove any front-end documents as applicable per business unit rules to be returned to Symetra	X

20.	Copy, then remove original documents such as marriage and death certificates that are to be returned to Symetra	X

21.	Prepare removed documents for return to Symetra by business line	X

22.	Ship removed documents each day with secure packaging with overnight provider	X

23.	Scan documents for back-end processing per Symetra requirements	X

24.	Mark each document during scan process with a unique identifier indicated scan occurred (endorsement on back)	X

25.	Assign the document folder as defined by business line rules for front end documents scanned or received electronically	X

26.	Assign the document type for each document as defined by business line rules	X

Indexing and Data Export

27.	Define the index elements on scan separator pages for back-end documents		X

28.	Determine the index elements from images for front-end documents	X

29.	Provide documented business rules for folder, document type and index determination on front-end documents		X

30.	Provide index elements for images that have been requested for fiche conversion		X

31.	Sync fiche converted documents with Symetra provided index information	X

32.	Capture the index elements in export XML as defined by business line rules	X

33.	Perform quality checks, verification and/or business rule edits as applicable to ensure quality capture of index elements occur	X

34.	Ensure each document being processed in the system is defined to a unique document control number (DCN)	X

35.	External business partner data received in FTP transmissions will be converted and prepared in export XML as defined by business line rules	X

36.	Images and XML file containing the metadata index information will be combined in an export zip file	X

37.	XML will be formatted as defined for front-end image system or back-end image system as defined by business rules	X

38.	Track transmission of XML to image system to ensure file receipt is acknowledged	X

39.	Send acknowledgement of received front-end file through FTP process to ACS		X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW

Operational Roles and Responsibilities		ACS	Symetra
40.	Send acknowledgment of received back-end file through FTP process to Symetra	X

Storage and Destruction

41.	Store paper documents that allow for DCN tracking for retention period, as defined in Symetra’s policies	X

42.	Perform document destruction per Symetra’s established policy	X

Process Management

43.	Provide operational tracking reports that account for documents from receipt to destruction	X

44.	Provide a web-based interface to allow Symetra personnel a view of the status of documents from receipt to destruction	X

45.	Provide a web-based interface to allow Symetra personnel to request fiche conversion	X

46.	Provide a web-based interface to allow Symetra personnel to request a rescan, original retrieval or research request	X

47.	Request rescan, return of original, research request via a web-based interface		X

48.	Support and track progress for Symetra requested rescan, original retrieval or research requests	X

49.	Provide weekly and monthly reporting for fiche, front-end, and back-end volume, e.g., page count and document count)	X

50.	Document and maintain business rule and index element requirement documentation (e.g., content value spreadsheets)	X

Image Storage and Retrieval

51.	Imported images into P8 are stored in appropriate document repository per Symetra’s requirements	X

52.	Provide single web-based interface for image searching and results listing with metadata properties (index elements) as defined in Symetra’s business requirements for ACS supported image storage repositories	X

53.	Provide the ability to search and view images in P8 via metadata search	X

54.	Apply security constraints to ensure that images in P8 are presented to Symetra End-User with appropriate security credentials	X
3.1.3 Content Management System Enhancement Services
Content management system enhancement Services are the activities associated with the development and implementation of Symetra specified Service Requests for new or modified functions and features in the content management system to support Symetra business requirements. The following table identifies content management system enhancement Services roles and responsibilities that ACS and Symetra will perform.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW
Content Management System Enhancement Services Roles and Responsibilities

Content Management System Enhancement Roles and
Responsibilities		ACS	Symetra
1.	Document business requirements for Symetra requested new and modified content management system functions, features and projects		X

2.	Define and document technical requirements for Symetra requested new and modified content management system features, functions (e.g., projects)	X

3.	Participate in technical requirement gathering activities		X

4.	Approve all requirements documentation		X

5.	Develop and implement system enhancements in accordance with Symetra’s business requirements	X

6.	Define project Acceptance Criteria	X

7.	Participate in defining project Acceptance Criteria		X

8.	Approve Acceptance Criteria		X

9.	Provide test data for use during development/testing		X

10.	Review and approve project milestones and project completion and close out related Service Requests	X
4.0 Service Management
4.1 Objectives
A key objective of the Agreement is to attain the SLRs/SLAs. SLAs and project-specific SLAs are specified with Fee Reductions, as detailed in Schedule 5, where business is impacted through failure to meet significant mission critical systems or services, or project milestones or objectives warrants a reduction in Fees paid when Service performance requirements are not met. SLRs/SLAs are detailed in the following sections of this Schedule 2H.
ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs/SLAs specified in this Schedule 2H.
Image Archive SLAs

Content Management - Image Archive SLAs

General Administration		Performance
Task	Service Measure	Target	SLR
Online viewing	Response time	[***]	[***]

	Formula	As provided in the Spec Sheet

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW

Content Management - Image Archive SLAs

General Administration		Performance
Task	Service Measure	Target	SLR
	Measurement Interval	As provided in the Spec Sheet

	Measurement tool	As provided in the Spec Sheet
Capture Management SLAs

Capture Management SLAs

General Administration		Performance
Task	Service Measure	Target	SLR
Scanning	Scanning accuracy	[***]	[***]

Indexing	Index accuracy	[***]	[***]

Timeliness of turnaround-front-end	Response time	[***]	[***]

Note: If any performance target of this SLR/SLA is missed, the entire SLR/SLA is considered missed

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW

General Administration		Performance
Task	Service Measure	Target	SLR
Timeliness of turnaround-back-end	Response time	[***]	[***]

Fiche conversion	Response time	[***]	[***]

Records retention and destruction	Document destruction at the end of retention life cycle.	[***]	[***]

Requests for originals	Response time	[***]	[***]

	Formula	As provided in the Spec Sheet

	Measurement Interval	As provided in the Spec Sheet

	Measurement Tool	As provided in the Spec Sheet
Image Priority Levels

Image Priority	Description
Image priority 1	[***]

Image priority 2	[***]

Image priority 3	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H—Content Management SOW
4.2 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs/SLAs and other content management reports specified in this Content Management Services Schedule 2H.
5.0 Referenced Schedules Appendices and Agreement Schedules
5.1 Referenced Content Management Services SOW Appendices

Schedule Appendix	Description
Appendix H.1	Content Management Hardware and Software

Appendix H.2	Document Identification Rules and Capture and Export Requirements

Appendix H.3	Content Management Facilities

Appendix H.4	Content Management Solution and System Requirements
5.2 Referenced Agreement Schedules

Agreement Schedule	Description
Schedule 1	Relationship Management

Schedule 2A	Cross Functional Services SOW

Schedule 5	Fee Reductions
Confidential Information

H.1 — Content Management Hardware and Software

Additional
Hardware
	Minimum		Backup
	Requirement -	Minimum	Devices (for
	Processor Specs	Requirement -	example	Production Applications
Machine Name	Speed	Memory	printer, DVD)	(Name/Location/Purpose)	Patch Version	Anti-Virus Version
[***]	Intel R XEO N ™CPU 3.20 GHZ	3.25 GB of RAM		[***]	Microsoft Windows Server 2003 Standard Edition	McAfee VirusScan Enterprise Ver. 8.5.Oi

[***]

[***]

[***]

[***]	Intel R XEO N ™CPU 3.20 GHZ	3.25 GB of RAM	Dell Tape Drive	[***]	Microsoft Windows Server 2003 Standard Edition	McAfee VirusScan Enterprise Ver. 8.5.Oi

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

1	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Additional
Hardware
	Minimum		Backup
	Requirement -	Minimum	Devices (for
	Processor Specs	Requirement -	example	Production Applications
Machine Name	Speed	Memory	printer, DVD)	(Name/Location/Purpose)	Patch Version	Anti-Virus Version
[***]

[***]

[***]

[***]	DelloptiflexGX280 Intel R Pentium R 4 CPU	.99 GB of RAM		[***]	Microsoft Windows XP Professional Version 2002 Service Pack 2	McAfee VirusScan Enterprise Ver. 8.5.Oi

[***]

[***]

[***]

[***]	DelloptiflexGX280 Intel R Pentium R 4 CPU	.99 GB of RAM	Printer	[***]	Microsoft Windows XP Professional Version 2002	McAfee VirusScan Enterprise Ver. 8.5i 8.5.Oi

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

2	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Additional
Hardware
	Minimum		Backup
	Requirement -	Minimum	Devices (for
	Processor Specs	Requirement -	example	Production Applications
Machine Name	Speed	Memory	printer, DVD)	(Name/Location/Purpose)	Patch Version	Anti-Virus Version
Service Pack 2

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]	DelloptiflexGX280 Intel R Pentium R 4 CPU	.99 GB of RAM		[***]	Microsoft Windows XP Professional Version 2002 Service Pack 2	McAfee VirusScan Enterprise Ver. 8.5i 8.5.Oi

[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

3	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Additional
Hardware
	Minimum		Backup
	Requirement -	Minimum	Devices (for
	Processor Specs	Requirement -	example	Production Applications
Machine Name	Speed	Memory	printer, DVD)	(Name/Location/Purpose)	Patch Version	Anti-Virus Version
[***]

[***]

[***]

[***]

[***]	DelloptiflexGX280 Intel R Pentium R 4 CPU	.99 GB of RAM		[***]	Microsoft Windows XP Professional Version 2002 Service Pack 2	McAfee VirusScan Enterprise Ver. 8.5.Oi

[***]

[***]

[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

4	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Additional
Hardware
	Minimum		Backup
	Requirement -	Minimum	Devices (for
	Processor Specs	Requirement -	example	Production Applications
Machine Name	Speed	Memory	printer, DVD)	(Name/Location/Purpose)	Patch Version	Anti-Virus Version
Symetra Client 5 172.28.138.25	DelloptiflexGX280 Intel R Pentium R 4 CPU	.99 GB of RAM		[***]	Microsoft Windows XP Professional Version 2002 Service Pack 2	McAfee VirusScan Enterprise Ver. 8.5.Oi

[***]

[***]

[***]

[***]

[***]

[***]	3.6 GHZ	2 GB		[***]	Microsoft Windows 2003	McAfee VirusScan Enterprise Ver. 8.5.Oi

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

5	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Additional
Hardware
	Minimum		Backup
	Requirement -	Minimum	Devices (for
	Processor Specs	Requirement -	example	Production Applications
Machine Name	Speed	Memory	printer, DVD)	(Name/Location/Purpose)	Patch Version	Anti-Virus Version
[***]	DelloptiflexGX280 Intel R Pentium R 4 CPU	.99 GB of RAM	Microfilm Scanner USB	[***]	Microsoft Windows XP Professional Version 2002 Service Pack 2	McAfee VirusScan Enterprise Ver. 8.5.Oi

[***]

[***]

[***]	DelloptiflexGX280 Intel R Pentium R 4 CPU	.99 GB of RAM	Kodak I260 Scanner	[***]	Microsoft Windows XP Professional Version 2002 Service Pack 2	McAfee VirusScan Enterprise Ver. 8.5.Oi

[***]

[***]

[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

6	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Additional
Hardware
	Minimum		Backup
	Requirement -	Minimum	Devices (for
	Processor Specs	Requirement -	example	Production Applications
Machine Name	Speed	Memory	printer, DVD)	(Name/Location/Purpose)	Patch Version	Anti-Virus Version
[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]	DelloptiflexGX280 Intel R Pentium R 4 CPU	.99 GB of RAM		[***]	Microsoft Windows XP Professional Version 2002 Service Pack 2	McAfee VirusScan Enterprise Ver. 8.5.Oi

[***]

[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

7	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Additional
Hardware
	Minimum		Backup
	Requirement -	Minimum	Devices (for
	Processor Specs	Requirement -	example	Production Applications
Machine Name	Speed	Memory	printer, DVD)	(Name/Location/Purpose)	Patch Version	Anti-Virus Version
[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]	DelloptiflexGX280 Intel R Pentium R 4 CPU	.99 GB of RAM		[***]	Microsoft Windows XP Professional Version 2002 Service Pack 2	McAfee VirusScan Enterprise Ver. 8.5.Oi

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

8	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Additional
Hardware
	Minimum		Backup
	Requirement -	Minimum	Devices (for
	Processor Specs	Requirement -	example	Production Applications
Machine Name	Speed	Memory	printer, DVD)	(Name/Location/Purpose)	Patch Version	Anti-Virus Version
[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]	DelloptiflexGX280 Intel R Pentium R 4 CPU	248 MB of RAM		[***]	Microsoft Windows XP Professional Version 2002 Service Pack 2	McAfee VirusScan Enterprise Ver. 8.5.Oi

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

9	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Additional
Hardware
	Minimum		Backup
	Requirement -	Minimum	Devices (for
	Processor Specs	Requirement -	example	Production Applications
Machine Name	Speed	Memory	printer, DVD)	(Name/Location/Purpose)	Patch Version	Anti-Virus Version
[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

10	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Additional
Hardware
	Minimum		Backup
	Requirement -	Minimum	Devices (for
	Processor Specs	Requirement -	example	Production Applications
Machine Name	Speed	Memory	printer, DVD)	(Name/Location/Purpose)	Patch Version	Anti-Virus Version
[***]

[***]

[***]	Intel R Pentium R 4CPU 2.66 GHZ	248 MB of RAM		[***]	Microsoft Windows XP Professional Version 2002 Service Pack 2	McAfee VirusScan Enterprise Ver. 8.5.Oi

[***]

[***]

[***]

[***]	2.67 GHZ	504 MB		[***]	Microsoft Windows XP Professional Version 2002 SP2	McAfee VirusScan Enterprise Ver. 8.5.Oi

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

11	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Additional
Hardware
	Minimum		Backup
	Requirement -	Minimum	Devices (for
	Processor Specs	Requirement -	example	Production Applications
Machine Name	Speed	Memory	printer, DVD)	(Name/Location/Purpose)	Patch Version	Anti-Virus Version
[***]

[***]

[***]	Intel R Pentium R 4CPU 2.67 GHZ	248 MB of RAM			Microsoft Windows XP Professional Version 2002 Service Pack 2	McAfee VirusScan Enterprise Ver. 8.5.Oi

[***]

[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

12	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

FileNet P8
The following sections list the hardware and software associated with the FileNet P8 content management solution in Hillsboro, Oregon.
Hardware
The following tables list hardware for the production, quality assurance, test, development, and sandbox environments.
Production Environment Hardware

Server Name	Server Role
[***]	File Store (SAN STORAGE)
[***]	Content Engine/Web Sphere Application Svr
[***]	Database Server (Oracle/SQL)
[***]	Primary Robot Server
[***]	Backup Robot Server
[***]	Process Engine
[***]	Application Engine/Web Sphere Application Svr
[***]	Application Engine/Web Sphere Application Svr
[***]	Primary Centera
[***]	Replica Centera

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

13	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Quality Assurance Environment Hardware

Server Name	Server Role
[***]	Content Engine #1/Web Sphere Application Svr
[***]	Content Engine #2/Web Sphere Application Svr
[***]	Database Server (SQL)
[***]	Database Server (Oracle)
[***]	Primary Robot Server
[***]	Process Engine
[***]	Application Engine/Web Sphere Application Svr
[***]	Primary Centera
[***]	Replica Centera
Test Environment Hardware

Server Name	Server Role
[***]	Content Engine #1/Web Sphere Application Svr
[***]	Content Engine #2/Web Sphere Application Svr
[***]	Database Server (SQL)
[***]	Database Server (Oracle)
[***]	Primary Robot Server
[***]	Process Engine
[***]	Application Engine/Web Sphere Application Svr
[***]	Primary Centera
[***]	Replica Centera

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

14	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Development Environment Hardware

Server Name	Server Role
[***]	Content Engine #1/Web Sphere Application Svr
[***]	Content Engine #2/Web Sphere Application Svr
[***]	Database Server (SQL)
[***]	Database Server (Oracle)
[***]	Primary Robot Server
[***]	Process Engine
[***]	Application Engine/Web Sphere Application Svr
[***]	Primary Centera
[***]	Replica Centera
Sandbox Environment Hardware

Server Name	Server Role
[***]	Content Engine #1/Web Sphere Application Svr
[***]	Content Engine #2/Web Sphere Application Svr
[***]	Database Server (SQL)
[***]	Database Server (Oracle)
[***]	Primary Robot Server
[***]	Process Engine
[***]	Application Engine/Web Sphere Application Svr
[***]	Visual Studio
[***]	Primary Centera
[***]	Replica Centera

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

15	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Software
♦	Professional Content Mgr 3.x

♦	Content Engine 3.5.0

♦	Process Engine 3.5.0

♦	Application Engine 3.5.0

♦	FileNet P8 3.5.0a Docs

♦	Apache

16	Appendix H.1 — Content Management Hardware and Software
These materials are considered confidential and proprietary

Appendix H.2—Document Identification Rules and Capture and Export Requirements
ACS has provided a sample template for document identification rules and capture and export requirements. This template is representative of the format used for the following:
♦	Agency Services

♦	Funding Services

♦	Funding Services Imperial WSF

♦	Group Excess Loss

♦	Group Field Support

♦	Group Financial Reporting

♦	Group Life

♦	Income Annuities

♦	Individual Content

♦	Individual Forms

♦	Individual Support

♦	Retirement Services

1	Appendix H.2
These materials are considered confidential and proprietary

Revision Tracking

SR Date	Requestor	Enhancement/Description	Overview of requirements for SR
11/8/06
12/11/06
2/7/07
2/26/07
7/10/07
2/14/08
2/21/08
03/05/08
04/21/08
4/23/08
4/24/08
12/29/08

ACS confidential and proprietary	Page 1 of 1

Funding Services	INDEX VALUE PROPERTIES
Document Class Name:	Funding Services
Doc Class Symbolic Name:	FS
Section Title — Batch Name:	To P8 = BMFSyyyymmddiiiiii where i is incrementing number
Entry Template Name:	Funding Services
Stored Search:	Funding Services
Choice List:	Company Info; Funding Services DocTypes

	Property Name	Symbolic Name
	(P8 Search	(P8	XML Tag Name	Format Edits for	Format Edits for		Instructions
Change with current SR	Element)	Administration)	(For P8 Import)	P8	Indexing	Rules for Indexing	(Processing exceptions)

Indicates to be documented by ACS

ACS confidential and proprietary	Page 1 of 1

Funding Services	DOCTYPE CHOICELIST
P8 Choice List Name:	Funding Services DocTypes
P8 Index Value Used:	DocumentTypeFundSvs

P8 DocType ChoiceList
	(Values for P8 search choicelist	Scanning App
Change with current SR	and in XML to P8 from KY and VS)	(Code for KY)
Indicates to be documented by ACS

ACS confidential and proprietary	Page 1 of 1

Funding Services	DOCTYPE CHOICELIST
P8 Choice List Name:	Company Info
P8 Index Value Used:	Company Info

P8 DocType ChoiceList
	(Values for P8 search choicelist	Scanning App
Change with current SR	and in XML to P8 from KY and VS)	(Code for KY)
Indicates to be documented by ACS

ACS confidential and proprietary	Page 1 of 1

Funding Services	DOCTYPE CHOICELIST
P8 Choice List Name:	Case Status
P8 Index Value Used:	CaseStatus

P8 DocType ChoiceList
	(Values for P8 search choicelist	Scanning App
Change with current SR	and in XML to P8 from KY and VS)	(Code for KY)
Approved
Disapproved
Cancelled
Indicates to be documented by ACS

ACS confidential and proprietary	Page 1 of 1

Funding Services	P8 STORED SEARCH AND RESULTS

Stored Search:	Funding Services

Search		Results
Order	Description	Order	Description
1	Contract Number is equal to	1	Title
2	Contract Number is like	2	Contract Number
3	Company Info is equal	3	Company Info
4	Document Type FundSvc is equal to	4	Qtr Year
5	Qtr Year is equal to	5	Client Name
6	Client Name is like	6	Case Status
7	Case Status is equal to	7	Document Type FundSvc
8	DCN/ID is equal to	8	Page Count
9	DCN/ID is like

Title	Contact Number	Company Info	Qtr/Year	Client Name	Case Status	Document Type Fundsvc	Page Count
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ACS confidential and proprietary	Page 1 of 1

Funding Services	ENTRY TEMPLATE
This allows documents and images saved on network to be imported into P8.

Entry Template:	Funding Services

Changes for SR	Order	Property		P8 Entry Template Property Rules	Symetra Processing Notes
	1	DCN/ID	Required
	2	Contract Number	Required;	10 characters maximum (alpha/numeric)
	3	Company Info	Required;	ChoiceList for CompanyInfo
	4	Document Type FundSvc	Required;	ChoiceList for Document Type FundSvc
	5	Qtr Year	Required;	4 character maximum (alpha/numeric)
	6	Client Name	Required;	30 character maximum (any character)
	7	Case Status	Required;	ChoiceList for CaseStatus
	8	Page Count	Required

ACS confidential and proprietary	Page 1 of 1

Funding Services	SECURITY GROUPS

Symetra Security Group	Comments
Application.Filenet.FundSvc.Viewer	See current user listing at:
Application.Filenet.FundSvc.Update
Application.Filenet.FundSvc.Capture
Application.Filenet.FundSvc.Entry
Viewer = view capability
Update = view and index property update capability
Capture = view, index property value and document delete capability
Entry = allowed to input into P8 through Entry Template and have access to template shortcuts

ACS confidential and proprietary	Page 1 of 1

Unit Name
Budget Reference
Storage of Paper
Volume Estimates
Production Issue Contacts

ACS confidential and proprietary	Page 1 of 1

Funding Services - Separator/Scan Page
Company: ☐ Clearscape Funding Corporation
Clearscape I Contract #: AA0

Clearscape II Contract #: CFCII	First 5 digits of last name
Quarter & Year:      Q           (ex. 1Q07)

Comment: (Client Name):		,
	last name		First name
Prepared by:       ☐ ryablo      ☐ catduo      ☐ honfau      ☐ kevda      ☐ cenwil       ☐ poorao      ☐ kimgri      ☐ panaga      ☐ amykan
DOCUMENT TYPES
☐ APP-Application

☐ P&S-Purchase and Sale Agreement

☐ LEG-Legal Documents

☐ COR-Correspondence

☐ WIR-Wire/Check Documents

☐ END-Endorsement

☐ MIS-Miscellaneous
Case Status:          ☐ Approved            ☐ Disapproved           ☐ Cancelled
Number of Pages
Sent to ACS on      /     / 20

ACS confidential and proprietary	Page 1 of 2

Funding Services- Separator/Scan Page

Company: ☐ SABS CO	Contract # : AA0
Quarter & Year:      Q           (ex. 1Q07)

Comment: (Client Name):		,
	last name		First name
Prepared by:       ☐ ryablo       ☐ catduo       ☐ honfau       ☐ kevda       ☐ cenwil       ☐ poorao       ☐ kimgri       ☐ panaga       ☐ amykan
DOCUMENT TYPES
☐ APP-Application

☐ P&S-Purchase and Sale Agreement

☐ LEG-Legal Documents

☐ COR-Correspondence

☐ WlR-Wire/Check Documents

☐ END-Endorsement

☐ MIS-Miscellaneous
Case Status:          ☐ Approved          ☐ Disapproved          ☐ Cancelled
Number of Pages
Sent to ACS on     /     / 20

ACS confidential and proprietary	Page 2 of 2

Appendix H.3 — Content Management Facilities
Operational facilities are at the following location:
ACS, Inc.
1084 S. Laurel Rd
London, KY 40741
Attn: Symetra SBU
FileNet P8 Application Support facilities are at the following location:
ACS, Inc.
3935 NW Alocleck Place
Suite A-100
Hillsboro OR 97124

1	Appendix H.3 Service Location
These materials are considered confidential and proprietary

SCHEDULE 3
FEES
[Attached Hereto]
SCHEDULE 3

Schedule 3
Fees
for
Symetra Life Insurance Company
August 1, 2009

1.0 Introduction
This Schedule 3 provides the basis for determining the Fees for the Services, subject to adjustments as provided for in this Schedule 3 and in the Agreement, and describes the processes and methodologies for calculating the Fees. The Fees for the Services are set forth in Appendix 3.1.
2.0 Annual Services Fees
The Annual Services Fees, subject to adjustment as provided for in this Schedule 3 and in the Agreement, are set forth in Appendix 3.1. The Annual Services Fees will be divided by twelve (12) to determine the amount of Fees to be invoiced monthly; these Fees will exclude all pass-through Fees that are chargeable to Symetra, as designated in Appendix 3.1 (e.g., postage, Software licensing and telephony).
[***]
3.0 Transition Fees
The transition Services Fees are set forth in Appendix 3.1. The transition Fees will be invoiced as Services are received, due in accordance with Section 6.3.1 of the Agreement. Without limiting the foregoing, invoices will be itemized and include the following detail: hardware, Software, telecommunications pass-through charges and professional Services fees.
4.0 Baselines
The Baselines for all five (5) Contract Years (which Baselines are estimates only in the case of Contract Years four (4) and five (5)) are set forth in Appendix 3.1. The Baselines shall be re-set as provided in Section 6.2.3 of the Agreement.
5.0 Fees For Recurring Services
5.1 Fixed Unit Pricing. Fees for recurring Services are aggregated and based upon fixed unit prices for the resource consumption or volumes identified in the applicable Baselines. The Fees represent all variable and fixed cost components required to deliver the Services including, without limitation, costs associated with ACS’ core infrastructure, hardware and designated Software associated with Service Tower environments, and Equipment Refresh and Software Enhancement obligations (see Sections 2.5.1 and 2.5.2 of the Agreement). In accordance with the terms set forth in Section 6.2.3 of the

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Agreement, the Fees will be adjusted (subject to the Deadband Allowance described below) to the actual resource consumption/volumes in the user environment, and will take effect on the invoice for the following month. For any resource consumption/volumes that may vary from day-to-day or other periodic basis, a monthly average will be used to determine whether an adjustment based on an increase or decrease in resource consumption or volumes should be made.
[***]
5.2 ARC/RRC Units; Adjustments Outside of Deadband Allowance
A. ARC/RRC Units. ARC and RRC unit charges/reductions have been defined for each component of the Services in Appendix 3.1. For increases or reductions in resource consumption/volumes outside the Deadband Allowance, the monthly Fees will increase or decrease based on the incremental resource consumption/volume from the Deadband Allowance low point (for reductions) or high point (for additions) times the unit price.
–	Example (ARC Within Deadband Allowance): If the Baseline is one hundred (100) users, and actual volume is one hundred thirty (130) users, on the next monthly invoice, the Fee is calculated as 105 * x + (130-105) * y (where “x” = fixed unit price and “y” = unit price for additional units).

–	Example (RRC Within Deadband Allowance): If the Baseline is one hundred (100) users, and actual volume is seventy-five (75) users, on the next monthly invoice, the Fee is calculated as 95 * x + (75-95) * (z – x) (where “x” = fixed unit price and “z” = unit price for reduced units).
B. Adjustments Outside of Pricing Band. If Symetra’s actual consumption/volume for a particular component of Service is higher or lower than the Pricing Band for the applicable Baseline, the Parties agree to re-set the affected Baseline(s) in accordance with the terms set forth in Section 6.2.3.
5.3 Pass-Through Fees. Pass-through Fees are those Third Party charges, including postage, Software licensing and telephony, that ACS incurs in the provision of Services

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

that are itemized separately from Annual Services Fees and are passed through without additional mark-up (unless otherwise agreed to by Symetra).
6.0 Termination Fees
The Termination Fees that are applicable as of the Restatement Date are set forth in Appendix 3.1. ACS represents and warrants to Symetra that it adhered to the Termination Fees principles set forth below when it established the Termination Fees set forth in such tables, and it will adhere to the Termination Fees principles set forth below when establishing Termination Fees (if any) in the future pursuant to Principle #3 below. Should Symetra elect to terminate the Agreement in part for its convenience or any other partial termination in which Termination Fees may apply, a pro-rata portion of the Termination Fee shall apply. The Termination Fee tab in Appendix 3.1 provides the Termination Fees for the sixth month of each Contract Year. Termination Fees for months other than the sixth month will be calculated on a pro-rata basis.
Principle #1. The maximum aggregate amount of any Termination Fees payable shall be limited to actual fixed, depreciable (or amortizable) sunk asset and investment costs only related directly to the Services and other fixed costs as described in the Termination Fees tab of Appendix 3.1. ACS shall use its commercially reasonable efforts to mitigate and reduce the amount of Termination Fees applicable by redeploying depreciable or amortizable assets or investment costs to other uses within ACS for its own use, the use of its customers, and Symetra.
Principle #2. The applicable amount of any Termination Fees payable shall be further adjusted on a downward sliding scale straight line depreciation method basis based on the number of days remaining in the unfulfilled three (3) year Initial Term calculated as of the Termination Date.
Principle #3. ACS will use reasonable efforts to mitigate non-amortizable investment costs. Symetra shall not be responsible for any additional Termination Fees (meaning Termination Fees in addition to those set forth in this Schedule 3) and/or other actual non-amortized costs except to the extent that the Parties have mutually agreed in writing to: (a) adjust or change the scope of the Services; (b) amend the scope of the applicable Termination Fees and/or other actual non-amortized costs; and (c) execute an amendment to this Agreement or an Out-of-Scope Work Order in accordance with Section 2.9 of the Agreement.
7.0 Basis of Pricing
The Fees include the following for each Service Tower:
7.1 Schedule 2B — Data Center Services. The Fees set forth in Appendix 3.1 for the Data Center Service Tower include the following elements:
7.1.1 Mainframe Services. Pricing for mainframe Services is MIP unit pricing and shall include all storage and tape charges associated with mainframe operating systems’ storage as well as all of the managed Services detailed in Schedule 2B.
7.1.2 Server Services. Server unit pricing is measured by quantity of servers and includes all of the managed Services detailed in Schedule 2B in connection with the following server types:
•	Physical Standard Server: HP Proliant DL38x G6 series, 2 CPU, 4 to 8 GB RAM, 2U of rack space or equivalent

•	Physical Large Server: HP Proliant DL58x G5 series, 4 CPU, 8 to 32 GB RAM, 4U of rack space or equivalent

•	Virtual Host Server: VMware host server supporting OS instances HP Proliant DL38x G6, 2 CPU, 128 or 144 GB RAM, 2U of rack space or equivalent.

•	Virtual Server: VMware partitioned server with an OS Instance-Specs negotiated on Instance creation.

•	Remote Servers: HP Proliant ML350 series — 2 CPU, 4 GB RAM, tower chassis / 5U of rack space or equivalent

•	EMC VMware vCenter Lifecycle Manager: Services are charged per active CPU slot and product deployment is commercial off-the-shelf [COTS] Standard Edition. Changes to resource units will follow established Change Management Procedures.

•	EMC VMware vCenter Lab Manager is to be provided by the repurpose of existing HP DL580, 2 CPU Dual Core, 32GB RAM server hardware for the contract term. Services are charged per active CPU slot and services included are outlined in document 05_4.2 Data Center Services. Product deployment is commercial off-the-shelf [COTS].
7.1.3 Database Services. Database Services are charged on a per Database Instance basis and include all Services detailed in Schedule 2B (e.g., mainframe database Services include all Services associated with supporting DB2 and IMS instances; mid-range database Service including all Services associated with supporting Oracle databases, and server database Services include all Services associated with supporting SQL databases).
7.1.4 SAN Storage Services. SAN storage Services are charged on a per gigabyte of storage quantity and the unit charge includes all charges including, but not limited to, hardware, Software, tape backup and all storage Services defined in Schedule 2B in connection with the following storage types:

•	TIER 1: SAN hardware frame is an EMC DMX Symmetrix or equal having 146GB 15K rpm disk drives with a typical RAID5 (3+1) or (7+1) configuration. Metric volumes are based on storage that is allocated to mainframe processing.

•	TIER 2: SAN hardware frame is an EMC CX Clariion or equal having 300GB FC hard drives with 15K rpm disk speeds with a typical RAID5 (4+1) configuration. Metric volumes are based on RAW allocated physical disk.

•	TIER 3: SAN hardware frame is an EMC CX Clariion or equal having 1000GB SATA hard drives with 7.2K rpm disk speeds with a typical RAID6 (12+2) configuration. Metric volumes are based on RAW allocated physical disk.

•	TIER 4: SAN hardware frame is an EMC Centera or equal having 1000GB hard drive node bundle configuration. Metric volumes are based on usable allocated disk.
7.1.5 Project Services. Project Services are charged on a monthly basis in the fixed dollar amount set forth in Appendix 3.1 for Services that span all Service Towers. Project Services shall mean work requested by Symetra so long as: (a) the request is for a discrete unit of non-recurring work that requires start-up, planning and execution; (b) the work is not required for ACS to meet other obligations under the Agreement; and (c) the work is not required to meet SLAs (which work ACS shall perform without incremental cost to Symetra).
If Symetra authorizes an increase in the project Services per month, the rate for such additional Services shall be provided based on the rates set forth in Schedule 4 or, for Third-Party charges, as agreed to by Symetra. If Symetra exceeds the monthly project Services amount available in a given month, the excess amount will be charged using the rates set forth in Schedule 4 or, for Third-Party charges, as agreed to by Symetra. If Symetra does not fully utilize the fixed dollar amount available in a given month, the balance of the unused dollar amount available for that month shall carry forward month-over-month. The dollar amount shall accumulate and aggregate and be usable for a twelve (12) month period from the date that amount accrued, after which time such dollar amount for that corresponding month shall expire.
[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

7.1.6 Communication and Collaboration Services. The following communication and collaboration Services shall be charged as follows

Resource Category	Resource Unit of Measure
Outlook Services, including but not limited to. email, calendar and email attachment encryption	Employee count provided by Symetra

Email archiving	Quantity of users

Instant Messaging (IM), LiveMeeting, etc.	Quantity of users

Microsoft Office SharePoint Services (MOSS)	Fixed monthly Service Fee
7.1.7 CoreID Licenses. The following conditions apply to the management of CoreID licenses:
•	A one-time purchase of [***] CoreID licenses are included at no additional cost to Symetra.

•	Maintenance Fees for the [***] CoreID licenses will commence with Contract Year 1 of the Agreement.

•	Newly purchased licenses will incur license Fees for only that Contract Year that they are accounted for within Appendix 3.1. Maintenance charges for those licenses will commence in the following Contract Year.

•	In February of each Contract Year a true-up will occur to determine additional licenses consumed beyond the Baseline for that year. True-up licenses will only incur license Fees for that Contract Year in which they are accounted for. Maintenance charges for those licenses will commence in the following Contract Year.
7.2 Schedule 2C—Distributed Computing Services. The Appendix 3.1 Fees for the Distributed Computing Service Tower include the following elements:
7.2.1 Distributed Computing Services. Distributed computing Services are all of the managed Services detailed in Schedule 2C associated with supporting desktops, laptops, PDAs (and other similar devices) and network printers. Pricing is based on an employee count provided by Symetra for each of the following:
•	Symetra headquarter desktops, laptops and in-scope attached peripheral devices; and

•	Remote offices and teleworkers desktops, laptops and in-scope attached peripheral devices. Per employee count Fees for this category include all charges for Third Parties performing the Services.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Support for in-scope mobile computing and PDA devices (e.g., Blackberrys, Smartphones, and wireless cards) Resource units are calculated based on total managed devices.
Network-attached printers are a part of the distributed computing Services and are priced on a per-printer unit price.
7.3 Schedule 2D—Data Network Services. The Appendix 3.1 Fees for the Data Network Service Tower include the following elements:
7.3.1 Data Network Services. Pricing includes all of the managed Services detailed in Schedule 2D and is based upon a per-device unit Fee for the following:
•	Routers;

•	LAN switches to include both wired and wireless switches;

•	Firewalls; and

•	Load balancers.
Security network Services are priced on a fixed Fee basis for each of the following:
•	Network IDS;

•	Host IDS; and

•	Managed penetration.
7.3.2 Data Network Pass-Through Fees.
The cost of inbound/outbound network charges associated with the data network shall be passed through to Symetra at actual cost plus [***] mark-up. Mark-up Fees are detailed separately from carrier charges in pass-through detailed billing.
7.4 Schedule 2E—Voice Communications Services. The Appendix 3.1 Fees for the Voice Communications Service Tower include the following elements:
7.4.1 Voice Services. Voice communications Services include all of the managed Services detailed in Schedule 2E. Pricing is based upon a Symetra employee count provided by Symetra.
Call recording Services pricing is based upon a count of Symetra employees identified by ACS and authorized by Symetra to use call recording Services. Resource unit is based on the quantity of users.
7.4.2 Voice Services Pass-Through Fees. The cost of inbound/outbound network charges associated with the voice Services shall be passed through to Symetra at actual cost plus [***] mark-up. Mark-up Fees are detailed separately from carrier charges in pass-through detailed billing.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

7.5 Schedule 2F—Help Desk Services. The Appendix 3.1 Fees for the Help Desk Service Tower include the following elements:
7.5.1 Help Desk Services. Help desk Services include all of the managed Services detailed in Schedule 2F. Pricing is based upon a per employee count provided by Symetra for individuals authorized to access the help desk.
7.5.2 Pass-Through Fees. The cost of the following user licenses shall be passed through to Symetra with [***] markup. This markup is reflected in the Appendix 3.1.
•	Fixed user Remedy licenses; and

•	Novell ID management licenses.
7.6 Schedule 2G—Output Processing Services. The Appendix 3.1 Fees for the Output Processing Services Service Tower include the following elements:
7.6.1 Printed Image Output—ACS Location and Bellevue. Pricing for printed images is based upon an image count. Image count equates to printed sides, e.g., if front is printed then image count equals one (1); if both sides are printed, then image count equals two (2). If nothing is printed on either the front or back, e.g., blank or banner page, then image count equals zero (0).
7.6.2 Post Processing. Pricing is based upon the quantity each of 6x9 envelopes, #10 envelopes, flat envelopes and boxes.
7.6.3 Print Programming. The fixed monthly Fee for print programming Services is equal to the Baseline hours multiplied by the print programming hourly rate set forth in Schedule 4. Print programming Services will include technical design, specification, programming, Symetra authorized programming support, and testing to meet Symetra’s requirements. Programming will be provided on applications needed to process Symetra data files into printed output and for iProof and Doc1 e2Vault Archive. In addition, such Services will include programming needed for operational requirements such as sequence number, postal net barcode, fulfillment barcode and logging.
[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

7.6.4 iProof. Pricing is based upon job count. For defined jobs, pricing includes providing print file for image viewing prior to print and archiving processes.
7.6.5 Postal Presorting. Pricing is based on the quantities of #10 and 6x9 envelopes only. These envelopes are mailed at the pre-sort rate for postage.
7.6.6 Pass-Through Fees. All postage charges including over-night mail charges, freight, special delivery, etc., (e.g., FedEx, UPS and USPS) shall be passed through to Symetra at actual cost without mark-up.
7.7 Content Management Services. The Appendix 3.1 Fees for the Content Management Service Tower include the following elements:
7.7.1 Microfiche Conversion Scanning. Pricing is on a per-image basis. The Services involve the conversion of microfiche images to .tif images. All images on microfiche are grouped together as a document for indexing.
7.7.2 Microfiche Conversion Request. Pricing is on a per-request basis. The Service include finding the microfiche that has been requested by Symetra for conversion.
7.7.3 Indexing — Front-end. Pricing is on a per-document basis. The Services include document start/stop identification, document product identification, document class identification (folder), document type identification and the determination and capture of index elements or characters.
7.7.4 Indexing — Back-end. Pricing is on a per-document basis. The Services include the capture of index elements involving fields or characters.
7.7.5 Received Mail Preparation. Pricing is on a per-page basis. The Services include receiving mail, opening mail, date/time stamping of mail, and sorting and preparing mail for scanning.
7.7.6 Back-end Scanning Prep. Pricing is on a per-page basis. The Services include receiving paper documents from Symetra and preparing them for scanning.
7.7.7 Paper Scanning. Pricing is on a per-image basis. Each paper page will become one or two images. If the back is blank, there is only one image. The Services include the physical scanning of each paper page, performing image quality control, and removing blank images.
7.7.8 Electronic Image. Pricing is on a per-image basis. The Services include the handling and support to bring electronic images from non-ACS created images (e.g., faxes, Bellevue scanning) into the appropriate content management system to stage for indexing.
7.7.9 Requested Research. Pricing is on a per-request basis with the request count made by Symetra. The Services include finding original documents in storage areas and processing or returning to Symetra as requested.
7.7.10 Check Handling. Pricing is on a per-check basis. The Services include check endorsement, detailed check logging, and secure storage of the check until the check is overnighted back to Symetra.
7.7.11 Copying. Pricing is on a per-image basis. Copying is required in processing because original certificates and checks, as well as other non-standard documents, are not scanned.
7.7.12 [***] Application Data Capture. Services for [***] Application Data Capture is in Appendix 3.2

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

APPENDIX 3.1 TO SCHEDULE 3
FEES

Pricing Appendix	The data in this document is Confidential and Proprietary Information
Table of Contents	Pricing Workbook Table of Contents

Worksheet Title / Hyperlink	Description
Template Instructions
Instructions & Setup Sheet	READ FIRST—Instructions for Setting up and Completing Pricing Workbook
Pricing Summary Sheets
Pricing Summary - 5 Year Rollup	Summary of Five-Year pricing across all Service Areas
Monthly Charges
Data Center	Pricing for Data Center Services
Distributed Computing	Pricing for Distributed Computing Services
Data Network	Pricing for Data Network Services
Help Desk	Pricing for Help Desk Services
Voice Communications	Pricing for Voice Communications Services
Output Processing	Pricing for Output Processing Services
Content Management	Pricing for Content Management Services
Disaster Recovery	Worksheet for Itemizing Disaster Recovery Charges for Each Tier of Service
Other Costs
Migration (Transition) Fees	Worksheet for itemizing transition (migration) fees for any major change in the ways that services will be delivered
Termination Fees	Worksheet for itemizing Termination Fees for new services only in each Service Area.
Vendor Pricing Assumptions
Pricing Assumptions	Worksheet to itemize all assumptions upon which its pricing is dependent
Other Worksheets
Optional Pricing Scenarios	Worksheet to price alternate solutions to reduce price

Confidential and Proprietary	Summary — 5 Year Rollup Pricing

SUMMARY—FIVE-YEAR ROLL-UP

Service Recipient:	Symetra
Vendor Name:	ACS
TOTAL ANNUAL SERVICE FEES

Service / Description	Year 1		Year 2		Year 3		Year 4		Year 5		Year 6 Optional		Year 7 Optional		Total
Data Center	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Distributed Computing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Data Network	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Help Desk	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Voice Communications	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Output Processing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Content Management	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

ANNUAL TOTAL FEES		$11,414,520		$10,579,644		$10,620,036		$10,757,196		$10,924,716		$10,924,716		$10,924,716		$76,145,544

TOTAL ANNUAL FEES

Service / Description	Year 1		Year 2		Year 3		Year 4		Year 5		Year 6 Optional		Year 7 Optional		Total
Data Center	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Distributed Computing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Data Network	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Help Desk	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Voice Communications	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Output Processing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Content Management	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

ANNUAL TOTAL FEES	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

EARLY TERMINATION FEES

Early Termination Fees — Data Center	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Early Termination Fees — Distributed Computing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Early Termination Fees — Data Network	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Early Termination Fees — Help Desk	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Early Termination Fees — Voice Communications	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Early Termination Fees — Output Processing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Early Termination Fees — Content Management	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

TOTAL TERMINATION FEES		$4,728,377		$4,161,873		$3,247,766		$2,841,432		$2,515,901

NOTE: Early termination fees apply only to termination for convenience Termination Fees Details

YEAR 1 ONE-TIME MIGRATION (TRANSITION) COSTS

Data Center	$	[***]
Distributed Computing	$	[***]
Data Network	$	[***]
Help Desk	$	[***]
Voice Communications	$	[***]
Output Processing	$	[***]
Content Management	$	[***]

TOTAL MIGRATION (TRANSITION) FEES	$	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential and Proprietary	Pricing for Data Center

Data Center

Symetra
ACS

		Year 1					Year 2					Year 3					Year 4					Year 5					Year 6 Optional					Year 7 Optional
		Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month
Vendor Provided Services		Baseline	Monthly				Baseline	Monthly				Baseline	Monthly				Baseline	Monthly				Baseline	Monthly				Baseline	Monthly				Baseline	Monthly				Description/
Resource Unit Category	Resource Unit of Measure	Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Comments
Management Services (including fees associated with Schedule 1)	Fixed	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Mainframe
Mainframe Services (Dedicated system)	MIPs	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Servers
Physical Standard Server	Qty of Servers	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Physical Large Server	Qty of Servers	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	Y2 represents VM Ware host refresh to increase memory to support V Sphere Software License
Virtual Host Servers	Qty of Servers	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Virtual Server OS Instances	Qty of OS Instances	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Remote Servers	Qty of Servers	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Database Services
Mainframe	Qty of Instances (Prod, QUA and Dev)	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Servers	Qty of Instances (Prod, QUA and Dev)	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Storage
Storage Services TIER 1 (All in price to include hardware, software, services and tape backup)	Qty of GB	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Storage Services TIER 2 (All in price to include hardware, software, services and tape backup)	Qty of GB	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Storage Services TIER 3 (All in price to include hardware, software, services and tape backup)	Qty of GB	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Storage Services TIER 4 (All in price to include hardware, software, services and tape backup)	Qty of GB	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Infrastructure Project Services
Project Pool Hours	Fixed	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Communication and Collaboraration
archiving	Employee Count	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	Includes labor and tools - infrastructure support included in server rates above
Email Archive	Qty of Users	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
IM, Livemeeting, etc.	Qty of Users	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
MOSS	Fixed	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
EMC VMware Lab Manager	Qty of Active CPU Slots	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
EMC VMware Lifecycle Manager	Qty of Active CPU Slots	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
ORACLE Core ID Licensing (non-employee)	Qty of Licenses	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Oracle Core ID Maintenance (non-employee)	Qty of Licenses	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
		MONTHLY SERVICES FEE			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

		ANNUAL SERVICES FEE			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

Pass-through Charges (Third-party provided products, services, and/or project expenses) Note: Provide a detailed list of items in each category as an attachment to this pricing sheet.
Pass-Through Description & Vendor	Unit of Measure				Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total
Filenet Software Maintenance					$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]
Other (specify in Comments) — see “Pass through detail” sheet					$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]	VMWare Instance SA-06-026, Email Archive SA-07-035, Manage User Groups SA-07-035, Managed Transport (FTP) SA-08-0021
	MONTHLY TOTAL PASS-THROUGH FEE				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

	ANNUAL PASS-THROUGH FEE				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

	ANNUAL SERVICE AREA FEES				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

Additional Resource Charges (ARC) and Reduced Resource Charges (RRC)
		Year 1				Year 2				Year 3				Year 4				Year 5				Year 6 Optional				Year 7 Optional
Vendor Provided Services		Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month
Resource Unit Category	Unit of Measure	ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price
Mainframe
Mainframe Services (including DASD and Tape Processing)	MIPs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Servers
Physical Standard Server	Qty of Servers	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Physical Large Server	Qty of Servers	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Virtual Host Servers	Qty of Servers	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Virtual Server OS Instances	Qty of OS Instances	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Remote Servers	Qty of Servers	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Database Services
Mainframe	Qty of Instances (Prod, QUA and Dev)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Servers: SQL	Qty of Instances (Prod, QUA and Dev)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Storage Services
Storage Services TIER 1 (All in price to include hardware, software, services and tape backup)	Qty of GB	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Storage Services TIER 2 (All in price to include hardware, software, services and tape backup)	Qty of GB	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Storage Services TIER 3 (All in price to include hardware, software, services and tape backup)	Qty of GB	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Storage Services TIER 4 (All in price to include hardware, software, services and tape backup)	Qty of GB	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Communication and Collaboraration
archiving	Employee Count	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Email Archive	Qty of Users	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
IM, Livemeeting, etc.	Qty of Users	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
MOSS	Fixed	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
EMC VMware Lab Manager	Qty of Active CPU Slots	$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]
EMC VMware Lifecycle Manager	Qty of Active CPU Slots	$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]
ORACLE Core ID Licensing (non-employee)	Qty of Licenses	$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]
Oracle Core ID Maintenance (non-employee)	Qty of Licenses	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Infrastructure Project Services
Project Pool Hours	Hours
Management Fees Detail:

Description	Units	Unit Rate		Monthly Charge
Account management (Acct team, Innovation, SDRM, Contract management, Other cross functional)	[***]		[***]	$	[***]
FileNet Application Services	[***]		[***]	$	[***]
IT Continuity (Disaster Recovery)	[***]	$	[***]	$	[***]
Total				$	[***]
SUMMARY OF PRICING CHANGES FROM 06-11-2009 SUBMISSION:
1. Called out account management
2. STORAGE — provided tiered storage pricing and adjusted volumes to reflect virtualization and changes to P8 environment
3. P8 ENVIRONMENT — Provided breakout of P8 volumes in a separate sheet “Data Center-P8”
4. Revised MOSS pricing
5. Revised project pool hours rate based of current labor rates
6. Provided better year-over-year efficiencies
STORAGE TIERING EXPLANATION:
Tier 1 is mainframe storage
Tier 2 is high speed fiber channel connected storage

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential and Proprietary	Pricing for Data Network

Data Network

Symetra
ACS

		Year 1					Year 2					Year 3
		Price Per Month					Price Per Month					Price Per Month
Vendor Provided Services		Baseline	Monthly				Baseline	Monthly				Baseline	Monthly
Resource Unit Category	Unit of Measure	Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total
Management Services (including fees associated with Schedule 1)	Fixed	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Network Services
Routers (includes all managed services)	Qty of routers	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Load Balancers	Qty of load balancers	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
LAN Switches (Wired and wireless and includes all managed services)	Qty of switches	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Firewalls (includes all managed services)	Qty of firewalls	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Network IDS	Fixed	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Host IDS	Fixed	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Managed penetration	Fixed	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
		MONTHLY SERVICES FEE			$	[***]				$	[***]				$	[***]

		ANNUAL SERVICES FEE			$	[***]				$	[***]				$	[***]

Pass-through Charges (Third-party provided products, services, and/or project expenses) Note: Provide a detailed list of items in each category as an attachment to this pricing sheet.
Pass-Through Description & Vendor	Unit of Measure				Monthly Total					Monthly Total					Monthly Total
See “Pass-through Detail Sheet”					$	[***]				$	[***]				$	[***]
Other (specify in Comments)					$	[***]				$	[***]				$	[***]
					$	[***]				$	[***]				$	[***]
	MONTHLY TOTAL PASS-THROUGH FEE				$	[***]				$	[***]				$	[***]

	ANNUAL PASS-THROUGH FEE				$	[***]				$	[***]				$	[***]

	ANNUAL SERVICE AREA FEES				$	[***]				$	[***]				$	[***]

Additional Resource Charges (ARC) and Reduced Resource Charges (RRC)
		Year 1								Year 3				Year 4
		Price Per Month				Year 2				Price Per Month				Price Per Month
Vendor Provided Services		ARC Unit				Price Per Month				ARC Unit						RRC Unit
Resource Unit Category	Unit of Measure	Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		Price		RRC Unit Price		ARC Unit Price		Price
Routers	Qty of routers	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Load Balancers	Qty of load balancers	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Switches	Qty of switches	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Firewalls	Qty of firewalls	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Management Fees Detail:

Description	Units	Unit Rate	Monthly Chrg
Account management (Acct team, Innovation, SDRM, Contract management, Other cross functional)	[***]	[***]	$	[***]
Total			$	[***]
SUMMARY OF PRICING CHANGES FROM 06-11-2009 SUBMISSION:
1. Called out account management
2. Added load balancer pricing
3. Adjusted variable rates to reduce management fees
4. Moved “Output T1” pricing to Data Network tower passthrough charges
5. Moved Sungard Disaster Recovery Circuit Data Network tower passthrough charges

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential and Proprietary	Pricing for Data Network

Data Network

Symetra
ACS

	Year 4					Year 5					Year 6 Optional
	Price Per Month					Price Per Month					Price Per Month
Vendor Provided Services	Baseline	Monthly				Baseline	Monthly				Baseline	Monthly
Resource Unit Category	Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total
Management Services (including fees associated with Schedule 1)	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Network Services
Routers (includes all managed services)	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Load Balancers	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
LAN Switches (Wired and wireless and includes all managed services)	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Firewalls (includes all managed services)	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Network IDS	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Host IDS	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Managed penetration	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
				$	[***]				$	[***]				$	[***]
				$	[***]				$	[***]				$	[***]
Pass-through Charges (Third-party provided products, services, and/or project expenses) Note: Provide a detailed list of items in each category as an attachment to this pricing sheet.
Pass-Through Description & Vendor				Monthly Total					Monthly Total					Monthly Total
See “Pass-through Detail Sheet”				$	[***]				$	[***]				$	[***]
Other (specify in Comments)				$	[***]				$	[***]				$	[***]
				$	[***]				$	[***]				$	[***]
				$	[***]				$	[***]				$	[***]
				$	[***]				$	[***]				$	[***]

				$	[***]				$	[***]				$	[***]

					Year 6 Optional				Year 7 Optional
	Year 5				Price Per Month				Price Per Month
Vendor Provided Services	Price Per Month				ARC Unit						RRC Unit
Resource Unit Category	ARC Unit Price		RRC Unit Price		Price		RRC Unit Price		ARC Unit Price		Price
Routers	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Load Balancers	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Switches	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Firewalls	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Management Fees Detail:
Description
Account management (Acct team, Innovation, SDRM, Contract management, Other cross functional)
Total
SUMMARY OF PRICING CHANGES FROM 06-11-2009 SUBMISSION:
1. Called out account management
2. Added load balancer pricing
3. Adjusted variable rates to reduce management fees
4. Moved “Output T1” pricing to Data Network tower passthrough charges
5. Moved Sungard Disaster Recovery Circuit Data Network tower passthrough charges

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential and Proprietary	Pricing for Data Network

Data Network

Symetra
ACS

Year 7 Optional
Price Per Month
Vendor Provided Services	Baseline	Monthly
Resource Unit Category	Quantity	Unit Price		Monthly Total		Description/Comments
Management Services (including fees associated with Schedule 1)	[***]	$	[***]	$	[***]
Network Services
Routers (includes all managed services)	[***]	$	[***]	$	[***]
Load Balancers	[***]	$	[***]	$	[***]
LAN Switches (Wired and wireless and includes all managed services)	[***]	$	[***]	$	[***]
Firewalls (includes all managed services)	[***]	$	[***]	$	[***]
Network IDS	[***]	$	[***]	$	[***]
Host IDS	[***]	$	[***]	$	[***]
Managed penetration	[***]	$	[***]	$	[***]
				$	[***]
				$	[***]
Pass-through Charges (Third-party provided products, services, and/or project expenses) Note: Provide a detailed list of items in each category as an attachment to this pricing sheet.
Pass-Through Description & Vendor				Monthly Total		Description/Comments
See “Pass-through Detail Sheet”				$	[***]
Other (specify in Comments)				$	[***]
				$	[***]
				$	[***]
				$	[***]

				$	[***]

Vendor Provided Services

Resource Unit Category

Routers
Load Balancers
Switches
Firewalls
Management Fees Detail:
Description
Account management (Acct team, Innovation, SDRM, Contract management, Other cross functional)
Total
SUMMARY OF PRICING CHANGES FROM 06-11-2009 SUBMISSION:
1. Called out account management
2. Added load balancer pricing
3. Adjusted variable rates to reduce management fees
4. Moved “Output T1” pricing to Data Network tower passthrough charges
5. Moved Sungard Disaster Recovery Circuit Data Network tower passthrough charges

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential Proprietary	Pricing for Distributed Computing
Distributed Computing
Symetra
ACS

		Year 1					Year 2					Year 3					Year 4					Year 5					Year 6 Optional					Year 7 Optional
		Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month
Vendor Provided Services		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly
Resource Unit Category	Unit of Measure	Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Description/Comments
Management Services (including fees associated with Schedule 1)	Fixed	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Symetra Hqs — Desktop/Laptop Support (includes support of end users attached peripherals and all services specified in SOW)	Employee Count	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Remote Offices — Desktop/Laptop Support (includes support of end users attached peripherals and all services specified in SOW including any third party services )	Employee Count	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Remote Teleworkers — Desktop/Laptop Support (includes support of end users attached peripherals and all services specified in SOW including any third party services )	Employee Count	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Network Attached Printers	Qty of Printers	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Mobile Computing Users/PDA Support (PDA=Blackberry, smartphones, wireless cards, etc.	Qty of Managed Devi	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
		MONTHLY SERVICES FEE			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

		ANNUAL SERVICE FEE			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

Pass-through Charges (Third-party provided products, services, and/or project expenses) Note: Provide a detailed list of items in each category as an attachment to this pricing sheet.

Pass-Through Description & Vendor	Unit of Measure				Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total

Other (specify in Comments)					$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]
Other (specify in Comments)					$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]
	MONTHLY TOTAL PASS-THROUGH FEE				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

	ANNUAL PASS-THROUGH FEE				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

	ANNUAL SERVICE AREA FEES				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

Additional Resource Charges (ARC) and Reduced Resource Charges (RRC)
		Year 1				Year 2				Year 3				Year 4				Year 5				Year 6 Optional				Year 7 Optional
Vendor Provided Services		Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month
Resource Unit Category	Unit of Measure	ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price
Symetra Hqs — Desktop/Laptop Support (includes support of end users attached peripherals and all services specified in SOW)	Employee Count	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Remote Offices — Desktop/Laptop Support (includes support of end users attached peripherals and all services specified in SOW including any third party services )	Employee Count	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Remote Teleworkers — Desktop/Laptop Support (includes support of end users attached peripherals and all services specified in SOW including any third party services )	Employee Count	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Network Attached Printers	Qty of Printers	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Mobile Computing Users/PDA Support (PDA=Blackberry, smartphones, wireless cards, etc.	Qty of Managed Devi	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Management Fees Detail:

Description	Units	Unit Rate	Monthly Chrg
Account management (Acct team, Innovation, SDRM, Contract management, Other cross functiona	[***]	[***]	$	[***]
Total				[***]

1.	Called out account management

2.	Broke pricing down into Headquarters, Remote Offices, and Remote Teleworkers

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Help Desk
Symetra
ACS

		Year 1					Year 2					Year 3					Year 4					Year 5					Year 6 Optional					Year 7 Optional
		Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month
Vendor Provided Services		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly
Resource Unit Category	Unit of Measure	Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Comments
Management Services (including fees associated with Schedule 1)	Fixed	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Help Desk Users (includes all services specified in SOW)	Employee Count	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
		MONTHLY SERVICES FEE			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

		ANNUAL SERVICES FEE			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

Pass-through Charges (Third-party provided products, services, and/or project expenses) Note: Provide a detailed list of items in each category as an attachment to this pricing sheet.

Pass-Through Description & Vendor	Unit of Measure				Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total
Symetra Remedy User Licenses
Fixed user Remedy licenses	Total Licenses	[***]	$	[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	BMC has changed their pricing structure. Includes 5 licenses for Atrium CMDB
Novell ID Management Licenses	Total Licenses	[***]	$	[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	ACS Novell ID Solution will replace this software.
Other (specify in Comments)		[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]
		[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]	[***]		[***]	$	[***]
	MONTHLY TOTAL PASS-THROUGH FEE				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

	ANNUAL PASS-THROUGH FEE				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

	ANNUAL SERVICE AREA FEES				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

Additional Resource Charges (ARC) and Reduced Resource Charges (RRC)
		Year 1				Year 2				Year 3				Year 4				Year 5				Year 6 Optional				Year 7 Optional
Vendor Provided Services		Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month
Resource Unit Category	Unit of Measure	ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price		ARC Unit Price		RRC Unit Price
Help Desk Users	Employee Count	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Management Fees Detail:

Description	Units	Unit Rate	Monthly Chrg
Account management (Acct team, Innovation, SDRM, Contract management, Other cross functional)	[***]	[***]	$	[***]
Total				[***]
SUMMARY OF PRICING CHANGES FROM 06-11-2009 SUBMISSION:
1. Called out account management
2. Updated Remedy licenses count
3. Added Novell ID Management Licences pricing

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Voice Communications
Symetra
ACS

		Year 1					Year 2					Year 3					Year 4					Year 5					Year 6 Optional					Year 7 Optional
		Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month
Vendor Provided Services		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly		Baseline	Monthly		Monthly
Resource Unit Category	Unit of Measure	Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Quantity	Unit Price		Total		Comments
Management Services (including fees associated with Schedule 1)	Fixed	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]

Voice Services as detailed in the Voice Services SOW	Employee Count	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Call Recording (NICE)	Qty of Users	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
		MONTHLY SERVICES FEE			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

		ANNUAL SERVICES FEE			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

Pass-through Charges (Third-party provided products, services, and/or project expenses) Note: Provide a detailed list of items in each category as an attachment to this pricing sheet.

Pass-Through Description & Vendor	Unit of Measure				Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total

Inbound — Access Baseline					$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]
Outbound/Inbound — Dedicated Baseline					$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]
Outbound — Switched / Business Line Baseline					$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]
See “Pass-through Detail Sheet”					$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

	MONTHLY TOTAL PASS-THROUGH FEE				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

ANNUAL PASS-THROUGH FEE					$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

ANNUAL SERVICE AREA FEES					$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

Additional Resource Charges (ARC) and Reduced Resource Charges (RRC)
		Year 1				Year 2				Year 3				Year 4				Year 5				Year 6 Optional				Year 7 Optional
		Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month
Vendor Provided Services		ARC Unit		RRC Unit		ARC Unit		RRC Unit		ARC Unit		RRC Unit		ARC Unit		RRC Unit		ARC Unit		RRC Unit		ARC Unit		RRC Unit		ARC Unit		RRC Unit
Resource Unit Category	Unit of Measure	Price		Price		Price		Price		Price		Price		Price		Price		Price		Price		Price		Price		Price		Price
Voice Services as detailed in the Voice Services SOW	Employee Count	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Call Recording (NICE)	Qty of Users	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Management Fees Detail:

Description	Units	Unit Rate	Monthly Chrg
Account management (Acct team, Innovation, SDRM, Contract management, Other cross functional)	[***]	[***]	[***]
On-site voice services support	[***]	[***]	[***]
Total			[***]
SUMMARY OF PRICING CHANGES FROM 06-11-2009 SUBMISSION:
1.	Called out account management

2.	Added pricing for Call Recording (NICE)

3.	Added Avaya Maintenance Charges to passthrough detail

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Output Processing

Symetra
ACS

		Year 1					Year 2					Year 3					Year 4					Year 5					Year 6 Optional					Year 7 Optional
		Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month					Price Per Month
Vendor Provided Services		Baseline	Monthly				Baseline	Monthly				Baseline	Monthly				Baseline	Monthly				Baseline	Monthly				Baseline	Monthly				Baseline	Monthly
Resource Unit Category	Unit of Measure	Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Quantity	Unit Price		Monthly Total		Description/Comments
Management Services (including fees associated with Schedule 1)	Fixed	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Printed Image (Dallas)	Image Count.	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Printed Image (Bellevue)	Image Count.	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Post-Processing
6x9 envelopes	Qty	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
#10 envelopes	Qty	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Flat envelopes	Qty	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Boxes	Qty	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Print Programming	Fixed	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
iProof	Job Count	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
Postal Presorting	Qty of #10 and 6x9 Envelopes	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]	[***]	$	[***]	$	[***]
		MONTHLY SERVICES FEE			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

		ANNUAL SERVICES FEE			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

Pass-through Charges (Third-party provided products, services, and/or project expenses) Note: Provide a detailed list of items in each category as an attachment to this pricing sheet.

Pass-Through Description & Vendor	Unit of Measure				Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total					Monthly Total		Description/Comments
See “Pass-through detail” sheet					$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]
Other (specify in Comments)					$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]
		MONTHLY TOTAL PASS-THROUGH FEE			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

		ANNUAL PASS-THROUGH FEE			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

		ANNUAL SERVICE AREA FEES			$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]				$	[***]

Additional Resource Charges (ARC) and Reduced Resource Charges (RRC)
		Year 1				Year 2				Year 3				Year 4				Year 5				Year 6 Optional				Year 7 Optional
		Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month
Vendor Provided Services		ARC Unit				ARC Unit		RRC Unit		ARC Unit		RRC Unit				RRC Unit		ARC Unit		RRC Unit		ARC Unit		RRC Unit		ARC Unit		RRC Unit
Resource Unit Category	Unit of Measure	Price		RRC Unit Price		Price		Price		Price		Price		ARC Unit Price		Price		Price		Price		Price		Price		Price		Price
Printed Image (Dallas)	Image Count	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Printed Image (Bellevue)	Image Count	$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]
Post-Processing
6x9 envelopes	Qty	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
#10 envelopes	Qty	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Flat envelopes	Qty	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Boxes	Qty	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Print Programming	Fixed	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
iProof	Job Count	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Postal Presorting	Qty of #10 and 6x9 Envelopes	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Management Fees Detail:

Description	Units	Unit Rate	Monthly Chrg
Account management (Acct team, Innovation, SDRM, Contract management, Other cross function	[***]	[***]	$	[***]
DOC1 e2Vault Archive Management Fee	[***]	[***]	$	[***]
Total				[***]
SUMMARY OF PRICING CHANGES FROM 06-11-2009 SUBMISSION:
1. Called out account management
2. Broke down Printed Image pricing to Dallas and Bellevue
3. Moved USPS charges to passthrough

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Content Management

Symetra
ACS

		Year 1				Year 2				Year 3				Year 4				Year 5				Year 6 Optional				Year 7 Optional
		Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month
Vendor Provided Services		Baseline	Monthly			Baseline	Monthly			Baseline	Monthly			Baseline	Monthly			Baseline	Monthly			Baseline	Monthly			Baseline	Monthly
Resource Unit Category	Unit of Measure	Quantity	Unit Price	Monthly Total		Quantity	Unit Price	Monthly Total		Quantity	Unit Price	Monthly Total		Quantity	Unit Price	Monthly Total		Quantity	Unit Price	Monthly Total		Quantity	Unit Price	Monthly Total		Quantity	Unit Price	Monthly Total		Description/Comments
Management Services	Fixed	[***]	$ [***]	$	[***]	[***]	$ [***]	$	[***]	[***]	$ [***]	$	[***]	[***]	$ [***]	$	[***]	[***]	$ [***]	$	[***]	[***]	$ [***]	$	[***]	[***]	$ [***]	$	[***]
MicroFiche Conversion Scanning & Imaging	Per Image	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	Research in progress to confirm “MicroFiche Conversion Scanning” includes image
MicroFiche Conversion Request	Per Request	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]
Indexing — Frontend	Per Document	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]
Indexing	Per Document	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]
Received Mail Prep	Per Page	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]
Backend Scanning Prep	Per Page	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]
Paper Scanning	Per Image	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]
Electronic Image	Per Image	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	Research in progress to confirm if “electronic image” includes front-end image processing
Requested Research	Per Request	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]
Check Handling	Per Check	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]
Copying	Per Image	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]	[***]	[***]	$	[***]
		MONTHLY SERVICES		$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]

		ANNUAL SERVICES		$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]

Pass-through Charges (Third-party provided products, services, and/or project expenses) Note: Provide a detailed list of items in each category as an attachment to this pricing sheet.

Pass-Through Description & Vendor	Unit of Measure			Monthly Total				Monthly Total				Monthly Total				Monthly Total				Monthly Total				Monthly Total				Monthly Total		Description/Comments
Other (specify in Comments)				$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]
		MONTHLY TOTAL PASS-THROUGH FEE			[***]				[***]				[***]				[***]			$	[***]				[***]			$	[***]

		ANNUAL PASS-THROUGH FEE			[***]				[***]				[***]				[***]			$	[***]				[***]			$	[***]

		ANNUAL SERVICE AREA FEES		$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]

Additional Resource Charges (ARC) and Reduced Resource Charges (RRC)
		Year 1				Year 2				Year 3				Year 4				Year 5				Year 6 Optional				Year 7 Optional
		Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month				Price Per Month
Vendor Provided Services		ARC Unit						RRC Unit		ARC Unit		RRC Unit				RRC Unit		ARC Unit				ARC Unit						RRC Unit
Resource Unit Category	Unit of Measure	Price		RRC Unit Price		ARC Unit Price		Price		Price		Price		ARC Unit Price		Price		Price		RRC Unit Price		Price		RRC Unit Price		ARC Unit Price		Price
MicroFiche Conversion Scanning & Imaging	Per Image	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
MicroFiche Conversion Request	Per Request	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Indexing — Frontend	Per Document	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Indexing	Per Document	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Received Mail Prep	Per Page	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Backend Scanning Prep	Per Page	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Paper Scanning	Per Image	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Electronic Image	Per Image	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Requested Research	Per Request	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Check Handling	Per Check	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Copying	Per Image	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Programming Hours	Per Hour	$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]			$	[***]
External Business Partner Transmit	Per Day - Daily cost for automated	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Management Fees Detail:

Description	Units	Unit Rate	Monthly Chrg
Account management (Acct team, Innovation, SDRM, Contract management, Other cross functional)	[***]	[***]	$	[***]
Total			$	[***]
SUMMARY OF PRICING CHANGES FROM 06-11-2009 SUBMISSION:
1. Called out account management

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Transition Fees
Symetra
ACS
ONE TIME DATA CENTER TRANSITION FEES

Resource Category (itemize all charges)	Cost Breakdown		Description of Services / Comments
Project Team / Management	$	[***]	Transformational activities
Hardware	$	[***]
Software	$	[***]
Installation / build-out	$	[***]
Testing	$	[***]
Training	$	[***]
Other (specify) Travel	$	[***]
Other (specify)	$	[***]
Other (specify)	$	[***]
Shipping/Handling/Storage	$	[***]
Customs Charges	$	[***]
Third-party consulting and/or labor	$	[***]
Taxes
Federal / National	$	[***]
State / Provincial	$	[***]
Local	$	[***]

TOTAL DATA CENTER TRANSITION FEES	$	[***]

ONE TIME DISTRIBUTED COMPUTING TRANSITION FEES

Resource Category (itemize all charges)	Cost Breakdown		Description of Services / Comments
Project Team / Management	$	[***]
Hardware	$	[***]
Software	$	[***]
Installation / build-out	$	[***]
Testing	$	[***]
Training	$	[***]
Other (specify) Travel	$	[***]
Other (specify)	$	[***]
Other (specify)	$	[***]
Shipping/Handling/Storage	$	[***]
Customs Charges	$	[***]
Third-party consulting and/or labor	$	[***]
Taxes
Federal / National	$	[***]
State / Provincial	$	[***]
Local	$	[***]

TOTAL DISTRIBUTED COMPUTING TRANSITION FEES	$	[***]

ONE TIME DATA NETWORK TRANSITION FEES

Resource Category (itemize all charges)	Cost Breakdown		Description of Services / Comments
Project Team / Management	$	[***]
Hardware	$	[***]
Software	$	[***]
Installation / build-out	$	[***]
Testing	$	[***]
Training	$	[***]
Other (specify) Travel	$	[***]
Other (specify)	$	[***]
Other (specify)	$	[***]
Shipping/Handling/Storage	$	[***]
Customs Charges	$	[***]
Third-party consulting and/or labor	$	[***]
Taxes
Federal / National	$	[***]
State / Provincial	$	[***]
Local	$	[***]

TOTAL DATA NETWORK TRANSITION FEES	$	[***]

ONE TIME HELP DESK TRANSITION FEES

Resource Category (itemize all charges)	Cost Breakdown		Description of Services / Comments
Project Team / Management	$	[***]
Hardware	$	[***]
Software	$	[***]	Novell ID Management SW One-times
Installation / build-out	$	[***]
Testing	$	[***]
Training	$	[***]
Other (specify) Travel	$	[***]
Other (specify)	$	[***]
Other (specify)	$	[***]
Shipping/Handling/Storage	$	[***]
Customs Charges	$	[***]
Third-party consulting and/or labor	$	[***]
Taxes
Federal / National	$	[***]
State / Provincial	$	[***]
Local	$	[***]

TOTAL HELP DESK TRANSITION FEES	$	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ONE TIME VOICE COMMUNICATIONS TRANSITION FEES

Resource Category (itemize all charges)	Cost Breakdown		Description of Services / Comments
Project Team / Management	$	[***]
Hardware	$	[***]
Software	$	[***]
Installation / build-out	$	[***]
Testing	$	[***]
Training	$	[***]
Other (specify) Travel	$	[***]
Other (specify)	$	[***]
Other (specify)	$	[***]
Shipping/Handling/Storage	$	[***]
Customs Charges	$	[***]
Third-party consulting and/or labor	$	[***]
Taxes
Federal / National	$	[***]
State / Provincial	$	[***]
Local	$	[***]

TOTAL VOICE COMMUNICATIONS TRANSITION FEES	$	[***]

ONE TIME OUTPUT PROCESSING TRANSITION FEES

Resource Category (itemize all charges)	Cost Breakdown		Description of Services / Comments
Project Team / Management	$	[***]
Hardware	$	[***]
Software	$	[***]
Installation / build-out	$	[***]
Testing	$	[***]
Training	$	[***]
Other (specify) Travel	$	[***]
Other (specify)	$	[***]
Other (specify)	$	[***]
Shipping/Handling/Storage	$	[***]
Customs Charges	$	[***]
Third-party consulting and/or labor	$	[***]
Taxes
Federal / National	$	[***]
State / Provincial	$	[***]
Local	$	[***]

ONE TIME OUTPUT PROCESSING TRANSITION FEES	$	[***]

ONE TIME CONTENT MANAGEMENT TRANSITION FEES

Resource Category (itemize all charges)	Cost Breakdown		Description of Services / Comments
Project Team / Management	$	[***]
Hardware	$	[***]
Software	$	[***]
Installation / build-out	$	[***]
Testing	$	[***]
Training	$	[***]
Other (specify) Travel	$	[***]
Other (specify)	$	[***]
Other (specify)	$	[***]
Shipping/Handling/Storage	$	[***]
Customs Charges	$	[***]
Third-party consulting and/or labor	$	[***]
Taxes
Federal / National	$	[***]
State / Provincial	$	[***]
Local	$	[***]

ONE TIME CONTENT MANAGEMENT TRANSITION FEES	$	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Confidential and Proprietary	Termination Fees
Termination Fee Details

Symetra

ACS

Data Center	Year 1		Year 2		Year 3		Year 4		Year 5		Assumptions
Actual cost to redeploy or separate Personnel until the earlier of the date ACS is able to redeploy or 90 days after termination of the Agreement.	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	ALL TERMINATION FEES ARE CALCULATED BASED ON TERMINATION IN MONTH 6 OF THE RESPECTIVE CONTRACT YEAR
Actual cost of terminating Third-Party contracts that are required to be terminated as a result of termination of the Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual portion of un-depreciated hardware expenses not yet recovered or discharged by ACS for hardware acquired, which is used solely to provide the Services under the Agreement	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Unamortized license Fees for license Fees not yet owed and discharged by ACS, but only for Software used solely to provide the outsourcing Services and actual charges for license Termination Fees for such Software
	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Overhead costs (e.g., payroll taxes, rent)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Administrative expenses — salary costs of people not charging directly for tower Services ((e.g., backoffice support, external Services costs (e.g., legal expenses, notary fees))	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual portion of unrecovered un-depreciated equipment expenses not yet owed and discharged by ACS, but only for equipment acquired and used solely to provide the outsourcing Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	N/A - Included in category above
Unrecovered start-up and transition expenses	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Mark-up margin total that ACS will apply to actual termination costs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Distributed Computing	Year 1		Year 2		Year 3		Year 4		Year 5		Assumptions
Actual cost to redeploy or separate Personnel until the earlier of the date ACS is able to redeploy or 90 days after termination of the Agreement.	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$0
Actual cost of terminating Third-Party contracts that are required to be terminated as a result of termination of the Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual portion of un-depreciated hardware expenses not yet recovered or discharged by ACS for hardware acquired, which is used solely to provide the Services under the Agreement	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Unamortized license Fees for license Fees not yet owed and discharged by ACS, but only for Software used solely to provide the outsourcing Services and actual charges for license Termination Fees for such Software
	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Overhead costs (e.g., payroll taxes, rent)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Administrative expenses — salary costs of people not charging directly for tower Services ((e.g., backoffice support, external Services costs (e.g., legal expenses, notary fees))	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual portion of unrecovered un-depreciated equipment expenses not yet owed and discharged by ACS, but only for equipment acquired and used solely to provide the outsourcing Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	N/A - Included in category above
Unrecovered start-up and transition expenses	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Mark-up margin total that ACS will apply to actual termination costs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Data Network	Year 1		Year 2		Year 3		Year 4		Year 5		Assumptions
Actual cost to redeploy or separate Personnel until the earlier of the date ACS is able to redeploy or 90 days after termination of the Agreement.	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$0
Actual cost of terminating Third-Party contracts that are required to be terminated as a result of termination of the Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual portion of un-depreciated hardware expenses not yet recovered or discharged by ACS for hardware acquired, which is used solely to provide the Services under the Agreement	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Unamortized license Fees for license Fees not yet owed and discharged by ACS, but only for Software used solely to provide the outsourcing Services and actual charges for license Termination Fees for such Software
	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Overhead costs (e.g., payroll taxes, rent)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Administrative expenses — salary costs of people not charging directly for tower Services ((e.g., backoffice support, external Services costs (e.g., legal expenses, notary fees))	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual portion of unrecovered un-depreciated equipment expenses not yet owed and discharged by ACS, but only for equipment acquired and used solely to provide the outsourcing Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	N/A - Included in category above
Unrecovered start-up and transition expenses	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Mark-up margin total that ACS will apply to actual termination costs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Help Desk	Year 1		Year 2		Year 3		Year 4		Year 5		Assumptions
Actual cost to redeploy or separate Personnel until the earlier of the date ACS is able to redeploy or 90 days after termination of the Agreement.	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$0
Actual cost of terminating Third-Party contracts that are required to be terminated as a result of termination of the Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual portion of un-depreciated hardware expenses not yet recovered or discharged by ACS for hardware acquired, which is used solely to provide the Services under the Agreement	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Unamortized license Fees for license Fees not yet owed and discharged by ACS, but only for Software used solely to provide the outsourcing Services and actual charges for license Termination Fees for such Software
	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Overhead costs (e.g., payroll taxes, rent)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Administrative expenses — salary costs of people not charging directly for tower Services ((e.g., backoffice support, external Services costs (e.g., legal expenses, notary fees))	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual portion of unrecovered un-depreciated equipment expenses not yet owed and discharged by ACS, but only for equipment acquired and used solely to provide the outsourcing Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	N/A - Included in category above
Unrecovered start-up and transition expenses	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Mark-up margin total that ACS will apply to actual termination costs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***].

Total	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

1 of 1

Voice Communications	Year 1		Year 2		Year 3		Year 4		Year 5		Assumptions
Actual cost to redeploy or separate Personnel until the earlier of the date ACS is able to redeploy or 90 days after termination of the Agreement.	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	Included in Data Network
Actual cost of terminating Third-Party contracts that are required to be terminated as a result of termination of the Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	Included in Data Network
Actual portion of un-depreciated hardware expenses not yet recovered or discharged by ACS for hardware acquired, which is used solely to provide the Services under the Agreement	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	Included in Data Network
Unamortized license Fees for license Fees not yet owed and discharged by ACS, but only for Software used solely to provide the outsourcing Services and actual charges for license Termination Fees for such Software
	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	Included in Data Network
Overhead costs (e.g., payroll taxes, rent)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	Included in Data Network
Administrative expenses — salary costs of people not charging directly for tower Services ((e.g., backoffice support, external Services costs (e.g., legal expenses, notary fees))	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	Included in Data Network
Actual portion of unrecovered un-depreciated equipment expenses not yet owed and discharged by ACS, but only for equipment acquired and used solely to provide the outsourcing Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]\	Included in Data Network
Unrecovered start-up and transition expenses	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	Included in Data Network
Mark-up margin total that ACS will apply to actual termination costs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	Included in Data Network

Total	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Output Processing	Year 1		Year 2		Year 3		Year 4		Year 5		Assumptions
Actual cost to redeploy or separate Personnel until the earlier of the date ACS is able to redeploy or 90 days after termination of the Agreement.	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual cost of terminating Third-Party contracts that are required to be terminated as a result of termination of the Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual portion of un-depreciated hardware expenses not yet recovered or discharged by ACS for hardware acquired, which is used solely to provide the Services under the Agreement	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Unamortized license Fees for license Fees not yet owed and discharged by ACS, but only for Software used solely to provide the outsourcing Services and actual charges for license Termination Fees for such Software
	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Overhead costs (e.g., payroll taxes, rent)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Administrative expenses — salary costs of people not charging directly for tower Services ((e.g., backoffice support, external Services costs (e.g., legal expenses, notary fees))	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual portion of unrecovered un-depreciated equipment expenses not yet owed and discharged by ACS, but only for equipment acquired and used solely to provide the outsourcing Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Unrecovered start-up and transition expenses	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Mark-up margin total that ACS will apply to actual termination costs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Content Management	Year 1		Year 2		Year 3		Year 4		Year 5		Assumptions
Actual cost to redeploy or separate Personnel until the earlier of the date ACS is able to redeploy or 90 days after termination of the Agreement.	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual cost of terminating Third-Party contracts that are required to be terminated as a result of termination of the Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual portion of un-depreciated hardware expenses not yet recovered or discharged by ACS for hardware acquired, which is used solely to provide the Services under the Agreement	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Unamortized license Fees for license Fees not yet owed and discharged by ACS, but only for Software used solely to provide the outsourcing Services and actual charges for license Termination Fees for such Software
	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Overhead costs (e.g., payroll taxes, rent)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Administrative expenses — salary costs of people not charging directly for tower Services ((e.g., backoffice support, external Services costs (e.g., legal expenses, notary fees))	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Actual portion of unrecovered un-depreciated equipment expenses not yet owed and discharged by ACS, but only for equipment acquired and used solely to provide the outsourcing Services	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Unrecovered start-up and transition expenses	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Mark-up margin total that ACS will apply to actual termination costs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Assumptions
Pricing Assumptions

Symetra
ACS
ASSUMPTIONS (State all assumptions upon which its pricing is being determined). Insert as many lines as necessary to ensure all assumptions are accurately expressed.

Data Center Recurring Pricing Assumptions
1	This service contract is for 5 plus 2 optional years, beginning on Aug 1, 2009 which is the date of steady-state service commencement.

2	Monthly Datacenter Benchmark Credit of [***]has been reflected in Server, Storage, and Mainframe rate reductions.

3	Pricing assumes no sales tax on our price to the customer.

6	Annual DR test included in DR monthly fees.

8	Employee Count will be determined by the number of users from Symetra HR.

10	Pricing assumes transformed environment with aggressive virtualization over a 9 month transformation period beginning at contract Re-Instatement date. Any adjustments to solution may affect pricing.

11	Physical DBA support only on Application/database servers.

12	Email encryption is included in base price.

14	RSA tokens managed are 559. Renewal of RSA tokens is included in account management line item.

20	Filenet Application Services line item represents application support labor (3.4 FTEs). The labor -pricing has increased due to majority of on-shore, highly skilled resources who support this critical application. This BAFO pricing reflects a steady state operational support level.

21	Physical DBA administration includes installation, patching, upgrades/migrations to new releases, backup methodology, restores either to development/test databases. In addition, ACS’ DBA team provides performance tuning of the production databases, running SQL traces, and uses tools to analyze server CPU, I/O, and cache buffers. ACS implements database objects such as adding triggers, stored procedures, columns, indexes and user passwords as required. ACS also monitors space use, plan for capacity changes, and physical placement of data files.

22	The MIP rate includes MF services and storage and tape associated with operating system.

23	Tier 1 storage is application allocated Symetra storage.

25	DR services excludes non-production Servers

28	VM Lab Manager included in base 3 Host Servers, 1 Lifecycle manager.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

1 of 5

Assumptions

Data Center Recurring Pricing Assumptions
29	No RRC rate for Active CPU Slot unit of measure due to SW license limitation for VM Lab Manager and VM Lifecycle Manager.

30	ORACLE Core ID 25,000 licenses included in base. Ongoing maintenance is Symetra’s financial responsiblity.

31	Cost of re-purposed servers for Lab Manager rates are included in the Lab Manager rates and do not include refresh. In the event Symetra request refresh for lab manager host servers, ACS and Symetra will work on rates to meet the requirement.

32	Project Pool is based on a blended rate of [***] times 100 hours and will be funded as a fixed pool of [***] monthly to be charged against the rate card rates.

Distributed Computing Recurring Pricing Assumptions
1	Backup of desktops not included.

2

3

4

5

6

7

8

9

10

11

12

13

14

15

Data Network Recurring Pricing Assumptions
1	Pass-through monthly unit charges based on April 2009 charges from Sprint

2

3

4

5

6

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

2 of 5

Assumptions

Data Network Recurring Pricing Assumptions
7

8

9

10

11

12

13

14

15

Help Desk Assumptions
1	Pricing assumes that VIP support for the help desk includes no more than 10% of the overall user base and/or incident volumes.

2	ACS pricing is based on avg call volume of 1.3 calls per user per month. SLA relief will be granted when call volume exceeds 1.5 calls per user per month.

3	Novell Identity Manager 3.6 & Prior 1-User License includes User Application with Search, whitepages and password reset as well as integration with eDirectory, LDAP, AD, Groupwise, Exchange, Notes

4

5

6

7

8

9

10

11

12

13

14

15
Confidential Information

3 of 5

Assumptions

Voice Communications Assumptions
1	Monthly pass-through telecom charges based on 12-month average of fees charged. These are the total telecom charges including a [***] markup for voice long distance charges. Data network charges are included in the Data Network tower.

2

3

4

5

6

7

8

9

10

11

12

13

14

15

Output Processing Assumptions
3	ACS provides printer supplies (i.e., toner and paper) for print at Bellevue and Symetra provides check printing paper.

4	Print Programming is based on a Bowne labor rate of [***] times 208 hours and will be funded as a fixed pool of [***] monthly to be charged against the rate card rates.

5

6

7

8

9

10

11

12

13

14

15

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

4 of 5

Assumptions

Content Management Assumptions
The line item for “Microfiche Conversion Scanning” is the additional cost associated with the capture of an image from microfiche.
In a current typical request, to create images from a microfiche, Symetra would be billed the following:

1. “Microfiche Conversion Request” to manually find the microfiche by the Symetra provided policy number

2. “Electronic Image” to create the image

3. “Microfiche Conversion Scanning” to cover the additional effort to capture images on the microfiche

1	To avoid future confusion, ACS has adjusted the description and amount for Row 10 — it is now described as “Microfiche Conversion Scanning and Imaging” at a rate of [***] which combines the previously separated values.

2	The “Chase Application Data Capture” SOW is not currently included in the pricing. It will be billed under the terms of the SOW until Symetra and ACS reach an agreement as to how to reflect it otherwise.

3

4

5

6

7

8

9

10

11

12

13

14

15

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

5 of 5

Data Center
Pass-through Charges (Third-party provided products, services, and/or project expenses)

		Monthly
Pass-Through Description & Vendor	Unit of Measure	Unit Price		Monthly Total
IBM Websphere Application Server SW Maintenance SA-06-025	1	[***]		$	[***]
VMWare Host and Instance suppoort SA-06-026	1	[***]		$	[***]
Email Archive management SA-07-035	1	[***]		$	[***]
Manage User Groups SA-07-035	1	[***]		$	[***]
Managed Transport (FTP) physical windows server SA-08-0021	1	[***]		$	[***]

			MONTHLY TOTAL PASS-THROUGH FEE	$	[***]

			ANNUAL PASS-THROUGH FEE	$	[***]

Data Center P8
Pass-through Charges (Third-party provided products, services, and/or project expenses)

Monthly
Pass-Through Description & Vendor	Unit of Measure	Unit Price		Monthly Total
Filenet Software Maintenance	1	$ [***]		$	[***]

			MONTHLY TOTAL PASS-THROUGH FEE	$	[***]

			ANNUAL PASS-THROUGH FEE	$	[***]

Data Network
Pass-through Charges (Third-party provided products, services, and/or project expenses)

		Monthly
Pass-Through Description & Vendor	Unit of Measure	Unit Price		Monthly Total
Telecom Data Charges (Circuits Cincinnati OH.) — Sprint	1	[***]		$	[***]
Telecom Data Charges (Circuits Itasca IL..) — Sprint	1	[***]		$	[***]
Telecom Data Charges (Circuits Miami FL.) — Sprint	1	[***]		$	[***]
Telecom Data Charges (Circuits Norcross GA.) — Sprint	1	[***]		$	[***]
Telecom Data Charges (Circuits Plano TX.) — Sprint	1	[***]		$	[***]
Telecom Data Charges (Circuits South Windsor CT.) — Sprint	1	[***]		$	[***]
Telecom Additional Data Circuits (see “Voice-Data Breakdown” sheet)	1	[***]		$	[***]
Output T1 (Dallas)	1	[***]		$	[***]
Sungard Disaster Recovery Circuit	1	[***]		$	[***]

			MONTHLY TOTAL PASS-THROUGH FEE	$	[***]

			ANNUAL PASS-THROUGH FEE	$	[***]

Distributed Computing
Pass-through Charges (Third-party provided products, services, and/or project expenses)

Monthly
Pass-Through Description & Vendor	Unit of Measure	Unit Price		Monthly Total
None

			MONTHLY TOTAL PASS-THROUGH FEE	$—

			ANNUAL PASS-THROUGH FEE	$—

Help Desk
Pass-through Charges (Third-party provided products, services, and/or project expenses)

Monthly
Pass-Through Description & Vendor	Unit of Measure	Unit Price			Monthly Total
Symetra Remedy User Licenses
Fixed user Remedy licenses	[***]	$	[***]		$	[***]
Novell ID Management Licenses	[***]	$	[***]		$	[***]
Other (specify in Comments)					$	[***]

				MONTHLY TOTAL PASS-THROUGH FEE	$	[***]

				ANNUAL PASS-THROUGH FEE	$	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Voice Communications
Pass-through Charges (Third-party provided products, services, and/or project expenses)

		Monthly
Pass-Through Description & Vendor	Unit of Measure	Unit Price		Monthly Total
See separate tab “Voice-Data Breakdown”	1	[***]		$	[***]
Avaya Maintenance (Based on FY09 average monthly costs)	1	[***]		$	[***]

			MONTHLY TOTAL PASS-THROUGH FEE	$	[***]

			ANNUAL PASS-THROUGH FEE	$	[***]

Output Processing
Pass-through Charges (Third-party provided products, services, and/or project expenses)

		Monthly
Pass-Through Description & Vendor	Unit of Measure	Unit Price		Monthly Total
Postage — Bowne (Based on FY09 average monthly costs)	1	[***]		$	[***]
USPS Presort	1	[***]		$	[***]

			MONTHLY TOTAL PASS-THROUGH FEE	$	[***]

			ANNUAL PASS-THROUGH FEE	$	[***]

Content Management
Pass-through Charges (Third-party provided products, services, and/or project expenses)

Monthly
Pass-Through Description & Vendor	Unit of Measure	Unit Price		Monthly Total
None	0	[***]		$	[***]

			MONTHLY TOTAL PASS-THROUGH FEE	$	[***]

			ANNUAL PASS-THROUGH FEE	$	[***]

Location	Voice or Data	Remote Worker		Account Number	Invoice Number	Inventory Type	Inventory Item	Total	Street 1	City	State	Invoice Date	BTN	Carrier
[***]	Data		0	13154295	131542950409	CIRCUIT	3839100974	[***]	[***]	CINCINNATI	OH	04/07/2009		SPRINT
[***]	Data		0	13154295	131542950409	CIRCUIT	3820600281	[***]	[***]	ITASCA	IL	04/07/2009		SPRINT
[***]	Data		0	13154295	131542950409	CIRCUIT	3843601180	[***]	[***]	MIAMI	FL	04/07/2009		SPRINT
[***]	Data		0	13154295	131542950409	CIRCUIT	3844500713	[***]	[***]	NORCROSS	GA	04/07/2009		SPRINT
[***]	Data		0	13154295	131542950409	CIRCUIT	3851301160	[***]	[***]	PLANO	TX	04/07/2009		SPRINT
[***]	Data		0	13154295	131542950409	CIRCUIT	3876500069	[***]	[***]	SOUTH WINDSOR	CT	04/07/2009		SPRINT
[***]	Data		0	510840	5108400409	CIRCUIT	PLHIGL452309	[***]	[***]	BELLEVUE	WA	04/08/2009	2253922	Integra Telecom
[***]	Data		0	80024373393	800243733930409	CIRCUIT	DHEC295933100	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Data		0	80024373393	800243733930409	CIRCUIT	DHEC295933200	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Data		0	80024373393	800243733930409	CIRCUIT	DHEC2959933300	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Data		0	80024373393	800243733930409	CIRCUIT	DHEC799999600	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Data		0	80024373393	800243733930409	CIRCUIT	DHEC799999700	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Data		0	80024373393	800243733930409	CIRCUIT	KZET295933124	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Data		0	80024373393	800243733930409	CIRCUIT	KZET295933224	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Data		0	80024373393	800243733930409	CIRCUIT	KZET309437624	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Data		0	80024373393	800243733930409	CIRCUIT	KZET309507724	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Data		0	80024373393	800243733930409	CIRCUIT	KZET585540324	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Data		0	206T512856	206T5128560306	TRUNK	206t512856	[***]	[***]	BELLEVUE	WA	03/23/2009	206t512856	QWEST
[***]	Data		0	206T512856	206T5128560409	TRUNK	206t512856	[***]	[***]	BELLEVUE	WA	04/23/2009	206t512856	QWEST
[***]	Data		0	206T512857	206T5128570309	TRUNK	206t512857	[***]	[***]	BELLEVUE	WA	03/23/2009	206t512857	QWEST
[***]	Data		0	206T512857	206T5128570409	TRUNK	206t512857	[***]	[***]	BELLEVUE	WA	04/23/2009	206t512857	QWEST
[***]	Data		0	13154295	131542950409	CIRCUIT	3839701066	[***]	[***]	BETHEL PARK	PA	04/07/2009		SPRINT
[***]	Data		0	259930	2599300409	CIRCUIT	60KDGS100946TW	[***]	[***]	HILLSBORO	OR	04/15/2009		tw telecom
[***]	Data		0	13154295	131542950409	CIRCUIT	3818100781	[***]	[***]	HILLSBORO	OR	04/07/2009		SPRINT
[***]	Data		0	13154295	131542950409	CIRCUIT	3818300018	[***]	[***]	HILLSBORO	OR	04/07/2009		SPRINT
[***]	Data		0	000831582763	0008315827630409	CIRCUIT	LDPL000005510674672	[***]	[***]	HILLSBORO	OR	04/16/2009	000831582763	VERIZON
[***]	Data		0	831582763	0008315827630409	CIRCUIT	LDPL000005510674672	[***]	[***]	HILLSBORO	OR	04/16/2009	000831582763	VERIZON
[***]	Data		0	925418070	9254180700409	CIRCUIT	66654998	[***]	[***]	HILLSBORO	OR	04/02/2009		SPRINT
[***]	Data		0	80024340152	800243401520409	CIRCUIT	DHEC155915	[***]	[***]	HILLSBORO	OR	03/01/2009		AT&T
[***]	Data		0	Y2110147	Y21101470409	CIRCUIT	U149695	[***]	[***]	HILLSBORO	OR	04/10/2009		MCI
[***]	Data		0	13154295	131542950409	CIRCUIT	3883300190	[***]	[***]	INDIANAPOLIS	IN	04/07/2009		SPRINT
[***]	Data		0	13154295	131542950409	CIRCUIT	3834800878	[***]	[***]	LONDON	KY	04/07/2009		SPRINT
[***]	Data		0	13154295	131542950409	CIRCUIT	3891500102	[***]	[***]	MIAMI	FL	04/07/2009		SPRINT
[***]	Data		0	13154295	131542950409	CIRCUIT	3836201199	[***]	[***]	SOUTH WINDSOR	CT	04/07/2009		SPRINT
[***]
	DATA							[***]
[***]

[***]	Voice	[***]		5123741317	51237413170409	LINE	5123741317	[***]	[***]	AUSTIN	TX	04/15/2009	5123741317	AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	5123741317	[***]	[***]	AUSTIN	TX	04/01/2009	5123741317	AT&T
[***]	Voice	[***]		8143551770	81435517700309	LINE	8143551770	[***]	[***]	BELLEFONTE	PA	03/22/2009	8143551770	VERIZON
[***]	Voice	[***]		8143551770	81435517700409	LINE	8143551770	[***]	[***]	BELLEFONTE	PA	04/22/2009	8143551770	VERIZON
[***]	Voice		0	5068768167	50687681670409	CALLING CARD	5031776869	[***]	[***]	BELLEVUE	WA	04/04/2009		AT&T
[***]	Voice		0	5068768167	50687681670409	CALLING CARD	8401362967	[***]	[***]	BELLEVUE	WA	04/04/2009		AT&T
[***]	Voice		0	5068768167	50687681670409	CALLING CARD	8401693297	[***]	[***]	BELLEVUE	WA	04/04/2009		AT&T
[***]	Voice		0	5068768167	50687681670409	CALLING CARD	8401745084	[***]	[***]	BELLEVUE	WA	04/04/2009		AT&T
[***]	Voice		0	5068768167	50687681670409	CALLING CARD	8410158298	[***]	[***]	BELLEVUE	WA	04/04/2009		AT&T
[***]	Voice		0	5068768167	50687681670409	CALLING CARD	8660118765	[***]	[***]	BELLEVUE	WA	04/04/2009		AT&T
[***]	Voice		0	6103631255	61036312550409	LINE	6103631255	[***]	[***]	BELLEVUE	WA	04/13/2009		VERIZON
[***]	Voice		0	10009524678	100095246780409	LINE	4252568000	[***]	[***]	BELLEVUE	WA	04/01/2009	4252568000	AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	4254550722	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Voice		0	10009524678	100095246780409	LINE	6103631255	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	4254838791	[***]	[***]	Bothell	WA	04/01/2009		AT&T
[***]	Voice	[***]		3034690364	30346903640409	LINE	3034690364	[***]	[***]	Broomfield	CO	04/07/2009		QWEST
[***]	Voice	[***]		10009524678	100095246780409	LINE	3034690364	[***]	[***]	Broomfield	CO	04/01/2009		AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	7344339124	[***]	[***]	Chelsea	MI	04/01/2009	7344339124	AT&T
[***]	Voice		0	5135283043	51352830430309	LINE	5135283043	[***]	[***]	CINCINNATI	OH	03/22/2009		CINCINNATI BELL
[***]	Voice		0	5135283043	51352830430409	LINE	5135283043	[***]	[***]	CINCINNATI	OH	04/22/2009		CINCINNATI BELL
[***]	Voice		0	5135283900	51352839000309	LINE	5135283900	[***]	[***]	CINCINNATI	OH	03/22/2009	5135283900	CINCINNATI BELL
[***]	Voice		0	5135283900	51352839000409	LINE	5135283900	[***]	[***]	CINCINNATI	OH	04/22/2009	5135283900	CINCINNATI BELL
[***]	Voice		0	10009524678	100095246780409	LINE	5135281382	[***]	[***]	CINCINNATI	OH	04/01/2009	5135281382	AT&T
[***]	Voice		0	10009524678	100095246780409	LINE	5135283900	[***]	[***]	CINCINNATI	OH	04/01/2009	5135283900	AT&T
[***]	Voice	[***]		7167419291	71674192910409	LINE	7167419291	[***]	[***]	Clarence	NY	04/10/2009	7167419291	VERIZON
[***]	Voice	[***]		7048940007	70489400070309	LINE	7048940007	[***]	[***]	Cornelius	NC	03/20/2009	7048940007	AT&T
[***]	Voice	[***]		7048940007	70489400070409	LINE	7048940007	[***]	[***]	Cornelius	NC	04/20/2009	7048940007	AT&T
[***]	Voice	[***]		2539129524	25391295240309	LINE	2539129524	[***]	[***]	DUPONT	WA	03/08/2009	2539129524	QWEST
[***]	Voice	[***]		10009524678	100095246780409	LINE	2539129524	[***]	[***]	DUPONT	WA	04/01/2009	2539129524	AT&T
[***]	Voice	[***]		206Z220457	206Z2204570309	LINE	2539129524	[***]	[***]	DUPONT	WA	03/22/2009	2539129524	QWEST
[***]	Voice	[***]		5036246406	50362464060409	LINE	5036246406	[***]	[***]	Durham	OR	04/16/2009	5036246406	VERIZON
[***]	Voice	[***]		10009524678	100095246780409	LINE	5036246406	[***]	[***]	Durham	OR	04/01/2009	5036246406	AT&T
[***]	Voice	[***]		206Z220457	206Z2204570309	LINE	2539521183	[***]	[***]	Edgewood	WA	03/22/2009	2539521183810	QWEST
[***]	Voice	[***]		100084650701	1000846507010409	LINE	6183075369	[***]	[***]	EDWARDSVILLE	IL	04/16/2009	6183075369	CHARTER COMMUNICATIONS
[***]	Voice		0	6103636771	61036367710409	LINE	6103636771	[***]	[***]	EXTON	PA	04/13/2009		VERIZON
[***]	Voice	[***]		10009524678	100095246780409	LINE	8014510325	[***]	[***]	Farmington	UT	04/01/2009		AT&T
[***]	Voice	[***]		000695965763	0006959657630409	LINE	4345256470	[***]	[***]	FOREST	VA	04/01/2009	4345256470	VERIZON
[***]	Voice	[***]		8175603517	81756035170409	LINE	8175603517	[***]	[***]	FORTH WORTH	TX	04/13/2009	8175603517	AT&T
[***]	Voice	[***]		6302081758	6302081758Rebate	LINE	6302081758	[***]	[***]	Geneva	IL	02/10/2009	6302081758	AT&T
[***]	Voice	[***]		6302081758	6302081758Rebate	LINE	6302081759	[***]	[***]	Geneva	IL	02/10/2009	6302081758	AT&T
[***]	Voice	[***]		6302081758	6302081758Rebate	LINE	6302081763	[***]	[***]	Geneva	IL	02/10/2009	6302081758	AT&T
[***]	Voice	[***]		7022601924	70226019240409	LINE	7022601924	[***]	[***]	HENDERSON	NV	04/03/2009	7022601924	EMBARQ
[***]	Voice	[***]		10009524678	100095246780409	LINE	7022601924	[***]	[***]	HENDERSON	NV	04/01/2009	7022601924	AT&T
[***]	Voice	[***]		8282940368	82829403680409	LINE	8282940368	[***]	[***]	Hickory	NC	04/10/2009	8282940368	EMBARQ
[***]	Voice	[***]		10009524678	100095246780409	LINE	8282940368	[***]	[***]	Hickory	NC	04/01/2009	8282940368	AT&T
[***]	Voice	[***]		2818557078	28185570780409	LINE	2818557078	[***]	[***]	HOUSTON	TX	04/13/2009	2818557078	AT&T
[***]	Voice	[***]		2819709843	28197098430309	LINE	2819709843	[***]	[***]	Houston	TX	03/19/2009	2819709843	AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	2819709843	[***]	[***]	Houston	TX	04/01/2009	2819709843	AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	2818557078	[***]	[***]	HOUSTON	TX	04/01/2009	2818557078	AT&T
[***]	Voice		0	6302500621	63025006210409	LINE	6302500621	[***]	[***]	ITASCA	IL	04/01/2009	6302500621	AT&T
[***]	Voice		0	6302501345	63025013450409	LINE	6302501345	[***]	[***]	ITASCA	IL	04/01/2009		AT&T
[***]	Voice		0	10009524678	100095246780409	LINE	6302500245	[***]	[***]	ITASCA	IL	04/01/2009	6302500245	AT&T
[***]	Voice		0	10009524678	100095246780409	LINE	6302500621	[***]	[***]	ITASCA	IL	04/01/2009	6302500621	AT&T
[***]	Voice	[***]		9047459892	90474598920409	LINE	9047459892	[***]	[***]	JACKSONVILLE	FL	04/14/2009	9047459892	AT&T

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Location	Voice or Data	Remote Worker		Account Number	Invoice Number	Inventory Type	Inventory Item	Total	Street 1	City	State	Invoice Date	BTN	Carrier
[***]	Voice	[***]		10009524678	100095246780409	LINE	9047459892	[***]	[***]	JACKSONVILLE	FL	04/01/2009	9047459892	AT&T
[***]	Voice	[***]		8165257713	81652577130409	LINE	8165257713	[***]	[***]	LEES SUMMIT	MI	04/03/2009	8165257713	AT&T
[***]	Voice	[***]		8165257713	81652577130409	LINE	8165257714	[***]	[***]	LEES SUMMIT	MI	04/03/2009	8165257713	AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	5098915351	[***]	[***]	LIBERTY LAKE	WA	04/01/2009	5098915351	AT&T
[***]	Voice	[***]		206Z220457	206Z2204570309	LINE	5098915351	[***]	[***]	LIBERTY LAKE	WA	03/22/2009	5098915351	QWEST
[***]	Voice	[***]		8479400760	84794007600309	LINE	8479400760	[***]	[***]	LINCOLNSHIRE	IL	03/28/2009	8479400760	AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	8479400760	[***]	[***]	LINCOLNSHIRE	IL	04/01/2009	8479400760	AT&T
[***]	Voice	[***]		5094660743	50946607430309	LINE	5094660743	[***]	[***]	MASON	OH	03/11/2009	5094660743	QWEST
[***]	Voice	[***]		10009524678	100095246780409	LINE	5094660743	[***]	[***]	MASON	OH	04/01/2009	5094660743	AT&T
[***]	Voice	[***]		206Z220457	206Z2204570309	LINE	5094660743	[***]	[***]	MASON	OH	03/22/2009	5094660743	QWEST
[***]	Voice	[***]		3053830898	30538308980409	LINE	3053830898	[***]	[***]	MIAMI	FL	04/14/2009	3053830898	AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	3053830898	[***]	[***]	MIAMI	FL	04/01/2009	3053830898	AT&T
[***]	Voice	[***]		9706263345	97062633450409	LINE	9706263345	[***]	[***]	MONTROSE	CO	04/16/2009	9706263345	QWEST
[***]	Voice	[***]		10009524678	100095246780409	LINE	9706263345	[***]	[***]	MONTROSE	CO	04/01/2009	9706263345	AT&T
[***]	Voice	[***]		4357871112	43578711120409	LINE	4357871112	[***]	[***]	NIBLEY	UT	04/16/2009	4357871112	QWEST
[***]	Voice	[***]		10009524678	100095246780409	LINE	4357871112	[***]	[***]	NIBLEY	UT	04/01/2009	4357871112	AT&T
[***]	Voice		0	6787281550	67872815500309	LINE	6787281550	[***]	[***]	NORCROSS	GA	03/22/2009	6787281540	AT&T
[***]	Voice		0	6787281550	67872815500409	LINE	6787281550	[***]	[***]	NORCROSS	GA	04/22/2009	6787281540	AT&T
[***]	Voice		0	7705821208	77058212080309	LINE	7705821208	[***]	[***]	NORCROSS	GA	03/25/2009		AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	4258889473	[***]	[***]	NORCROSS	GA	04/01/2009	4258889473	AT&T
[***]	Voice		0	10009524678	100095246780409	LINE	6787281540	[***]	[***]	NORCROSS	GA	04/01/2009		AT&T
[***]	Voice	[***]		5037229635	50372296350309	LINE	5037229635	[***]	[***]	OREGON CITY	OR	03/16/2009	5037229635	QWEST
[***]	Voice	[***]		10009524678	100095246780409	LINE	5037229635	[***]	[***]	OREGON CITY	OR	04/01/2009	5037229635	AT&T
[***]	Voice	[***]		503Z220305	503Z2203050309	LINE	5037229635	[***]	[***]	OREGON CITY	OR	03/22/2009	5037229635	QWEST
[***]	Voice	[***]		503Z220305	503Z2203050409	LINE	5037229635	[***]	[***]	OREGON CITY	OR	04/22/2009	5037229635	QWEST
[***]	Voice	[***]		4403546928	44035469280409	LINE	4403546928	[***]	[***]	Painesville Township	OH	04/13/2009	4403546928	AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	4403546928	[***]	[***]	Painesville Township	OH	04/01/2009	4403546928	AT&T
[***]	Voice	[***]		6263560216	62635602160309	LINE	6263560216	[***]	[***]	Pasadena	CA	03/28/2009	6263560216	AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	6263560216	[***]	[***]	Pasadena	CA	04/01/2009	6263560216	AT&T
[***]	Voice		0	9725090951	97250909510409	LINE	9725090951	[***]	[***]	PLANO	TX	04/01/2009		VERIZON
[***]	Voice		0	9726331800	97263318000309	LINE	9726331800	[***]	[***]	PLANO	TX	03/28/2009	9726331800	VERIZON
[***]	Voice		0	9726338632	97263386320409	LINE	9726338632	[***]	[***]	PLANO	TX	04/04/2009		VERIZON
[***]	Voice		0	10009524678	100095246780409	LINE	9726331800	[***]	[***]	PLANO	TX	04/01/2009	9726331800	AT&T
[***]	Voice	[***]		3608953270	36089532700409	LINE	3608953270	[***]	[***]	Port Orchard	WA	04/07/2009	3608953270	QWEST
[***]	Voice	[***]		10009524678	100095246780409	LINE	3608953270	[***]	[***]	Port Orchard	WA	04/01/2009	3608953270	AT&T
[***]	Voice	[***]		206Z220457	206Z2204570309	LINE	4252261293	[***]	[***]	RENTON	WA	03/22/2009	4252261293	QWEST
[***]	Voice	[***]		206Z220457	206Z2204570309	LINE	4256875850	[***]	[***]	Renton	WA	03/22/2009	4256875850	QWEST
[***]	Voice	[***]		5096289331	50962893310409	LINE	5096289331	[***]	[***]	RICHLAND	WA	04/01/2009	5096289331	VERIZON NORTHWEST
[***]	Voice		0	3393414807	33934148070409	LINE	3393414807	[***]	[***]	SAN DIEGO	CA	04/07/2009		AT&T
[***]	Voice		0	6192200081	61922000810409	LINE	6192200081	[***]	[***]	SAN DIEGO	CA	04/01/2009		AT&T
[***]	Voice		0	6192960486	61929604860309	LINE	6192960486	[***]	[***]	SAN DIEGO	CA	03/14/2009		AT&T
[***]	Voice		0	6192960486	61929604860409	LINE	6192960486	[***]	[***]	SAN DIEGO	CA	04/14/2009		AT&T
[***]	Voice		0	6192973156	61929731560409	LINE	6192973156	[***]	[***]	SAN DIEGO	CA	04/19/2009	6192973156	AT&T
[***]	Voice		0	10009524678	100095246780409	LINE	6192973156	[***]	[***]	SAN DIEGO	CA	04/01/2009	6192973156	AT&T
[***]	Voice	[***]		7605981558	7605981558Rebate	LINE	7605981558	[***]	[***]	San Marcos	CA	11/07/2008	7605981558109	AT&T
[***]	Voice	[***]		206Z220457	206Z2204570309	LINE	2069323779	[***]	[***]	SEATTLE	WA	03/22/2009	2069323779	QWEST
[***]	Voice	[***]		4253578257	42535782570309	LINE	4253578257	[***]	[***]	Snohomish	WA	03/19/2009	4253578257	VERIZON
[***]	Voice	[***]		4253578257	42535782570409	LINE	4253578257	[***]	[***]	Snohomish	WA	04/19/2009	4253578257	VERIZON
[***]	Voice	[***]		10009524678	100095246780409	LINE	4253578257	[***]	[***]	Snohomish	WA	04/01/2009	4253578257	AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	2032674886	[***]	[***]	SOUTHBURY	CT	04/01/2009	2032674886	AT&T
[***]	Voice	[***]		2032674886	2032674886Rebate	LINE	2032674886	[***]	[***]	SOUTHBURY	CT	03/16/2009	2032674886	AT&T
[***]	Voice	[***]		6512750172	65127501720309	LINE	6512750172	[***]	[***]	Stillwater	MN	03/19/2009	6512750172	QWEST
[***]	Voice	[***]		6512750172	65127501720409	LINE	6512750172	[***]	[***]	Stillwater	MN	04/19/2009	6512750172	QWEST
[***]	Voice	[***]		18501178642602	1786426020409	LINE	6232439406	[***]	[***]	Tolleson	AZ	04/04/2009	6232439406	COX COMMUNICATION
[***]	Voice	[***]		2087349256	20873492560309	LINE	2087349256	[***]	[***]	Twin Falls	ID	03/25/2009	2087349256	QWEST
[***]	Voice	[***]		10009524678	100095246780409	LINE	2087349256	[***]	[***]	Twin Falls	ID	04/01/2009	2087349256	AT&T
[***]	Voice	[***]		7076492316	70764923160309	LINE	7076492316	[***]	[***]	VALLEJO	CA	03/28/2009	7076492316	AT&T
[***]	Voice	[***]		7076492316	70764923160309	OTHER	8761575	[***]	[***]	VALLEJO	CA	03/28/2009		AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	3605743485	[***]	[***]	Vancover	WA	04/01/2009	3605743485	AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	3608850322	[***]	[***]	Vancover	WA	04/01/2009	3608850322	AT&T
[***]	Voice	[***]		206Z220457	206Z2204570309	LINE	3605743485	[***]	[***]	Vancover	WA	03/22/2009	3605743485	QWEST
[***]	Voice	[***]		206Z220457	206Z2204570309	LINE	3608850322	[***]	[***]	Vancover	WA	03/22/2009	3608850322	QWEST
[***]	Voice	[***]		5098912797	50989127970409	LINE	5098912797	[***]	[***]	VERADALE	WA	04/02/2009	5098912797	QWEST
[***]	Voice	[***]		10009524678	100095246780409	LINE	5098912797	[***]	[***]	VERADALE	WA	04/01/2009	5098912797	AT&T
[***]	Voice	[***]		10009524678	100095246780409	LINE	5095274783	[***]	[***]	WALLA WALLA	WA	04/01/2009	5095274783	AT&T
[***]	Voice	[***]		206Z220457	206Z2204570309	LINE	5095274783	[***]	[***]	WALLA WALLA	WA	03/22/2009	5095274783	QWEST
[***]	Voice	[***]		7166774894	71667748940409	LINE	7166774894	[***]	[***]	West Linn	OR	04/16/2009	7166774894	VERIZON
[***]	Voice	[***]		10009524678	100095246780409	LINE	5036552749	[***]	[***]	West Linn	OR	04/01/2009	5036552749	AT&T
[***]	Voice	[***]		503Z220305	503Z2203050309	LINE	5036552749	[***]	[***]	West Linn	OR	03/22/2009	5036552749	QWEST
[***]	Voice	[***]		503Z220305	503Z2203050409	LINE	5036552749	[***]	[***]	West Linn	OR	04/22/2009	5036552749	QWEST
[***]	Voice		0	9544733800001	954473380409	LINE	4252568186	[***]	[***]			04/01/2009	9544733800001	AT&T TELECONFERENCE SERVICES
	Voice	[***]		4254833395	42548339950409	LINE	4254833995	[***]	[***]			04/13/2009		VERIZON
	Voice	[***]		4254833995	42548339950409	LINE	4254833995	[***]	[***]			04/13/2009		VERIZON
	Voice	[***]		5035790478	50357904780309	LINE	5035790478	[***]	[***]			03/22/2009	5035790478	VERIZON
	Voice	[***]		10009524678	100095246780409	LINE	5035790478	[***]	[***]			04/01/2009	5035790478	AT&T
[***]	Voice	[***]		4254543238	42545432380309	LINE	4254543238	[***]	[***]	BELLEVUE	WA	03/08/2009	4254543238	QWEST
[***]	Voice		0	10009524678	100095246780409	LINE	4252565000	[***]	[***]	BELLEVUE	WA	04/01/2009	4252565000	AT&T
[***]	Voice		0	10009524678	100095246780409	LINE	4256462797	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Voice	[***]		206Z220457	206Z2204570309	LINE	4254543238	[***]	[***]	BELLEVUE	WA	03/22/2009	4254543238	QWEST
[***]	Voice		0	206Z220457	206Z2204570309	LINE	4254541821	[***]	[***]	BELLEVUE	WA	03/22/2009		QWEST
[***]	Voice		0	206Z220457	206Z2204570309	LINE	4256462797	[***]	[***]	BELLEVUE	WA	03/22/2009		QWEST
[***]	Voice		0	ASYEASYW02	ASYEASYW020409	LINE	4252565000	[***]	[***]	BELLEVUE	WA	04/01/2009	4252565000	AT&T
[***]	Voice		0	CDACSY	CDACSY0409	OTHER	CDACSY	[***]	[***]	BELLEVUE	WA	04/01/2009		AT&T
[***]	Voice		0	4128312172	41283121720409	LINE	4128312172	[***]	[***]	BETHEL PARK	PA	04/10/2009		VERIZON
[***]	Voice		0	4128314835	41283148350409	LINE	4128314835	[***]	[***]	BETHEL PARK	PA	04/10/2009		VERIZON
[***]	Voice		0	4128316483	41283164830409	LINE	4128316483	[***]	[***]	BETHEL PARK	PA	04/10/2009		VERIZON
[***]	Voice		0	6175575103	61755751030409	LINE	6175575103	[***]	[***]	BOSTON	MA	04/12/2009		VERIZON
[***]	Voice		0	6103978615	61039786150309	LINE	6103978615	[***]	[***]	CONSHOHOCKEN	PA	03/21/2009		VERIZON
[***]	Voice		0	6103978615	61039786150409	LINE	6103978615	[***]	[***]	CONSHOHOCKEN	PA	04/21/2009		VERIZON
[***]	Voice		0	6108287540	61082875400409	LINE	6108287540	[***]	[***]	CONSHOHOCKEN	PA	04/12/2009		VERIZON

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Location	Voice or Data	Remote Worker		Account Number	Invoice Number	Inventory Type	Inventory Item	Total	Street 1	City	State	Invoice Date	BTN	Carrier
[***]	Voice		0	6177251200	61772512000409	LINE	6177250310	[***]	[***]	EXTON	PA	04/02/2009	6177251200	VERIZON
[***]	Voice		0	6177251200	61772512000409	LINE	6177251200	[***]	[***]	EXTON	PA	04/02/2009	6177251200	VERIZON
[***]	Voice		0	6177251200	61772512000409	LINE	6177251201	[***]	[***]	EXTON	PA	04/02/2009	6177251200	VERIZON
[***]	Voice		0	6177251200	61772512000409	LINE	6177251202	[***]	[***]	EXTON	PA	04/02/2009	6177251200	VERIZON
[***]	Voice		0	6177251200	61772512000409	LINE	6177251203	[***]	[***]	EXTON	PA	04/02/2009	6177251200	VERIZON
[***]	Voice		0	6177251200	61772512000409	LINE	6177251204	[***]	[***]	EXTON	PA	04/02/2009	6177251200	VERIZON
[***]	Voice		0	6177251200	61772512000409	LINE	6177251205	[***]	[***]	EXTON	PA	04/02/2009	6177251200	VERIZON
[***]	Voice		0	6177251200	61772512000409	LINE	6177250115	[***]	[***]	EXTON	PA	04/02/2009	6177251200	VERIZON
[***]	Voice		0	10009524678	100095246780409	LINE	6177251202	[***]	[***]	EXTON	PA	04/01/2009	6177251200	AT&T
[***]	Voice		0	10009524678	100095246780409	LINE	6177250115	[***]	[***]	EXTON	PA	04/01/2009	6177251200	AT&T
[***]	Voice		0	3173347350	31733473500409	LINE	3173347350	[***]	[***]	INDIANAPOLIS	IN	04/13/2009		AT&T
[***]	Voice		0	3178753798	31787537980309	LINE	3178753798	[***]	[***]	INDIANAPOLIS	IN	03/28/2009	3178753798	AT&T
[***]	Voice		0	10009524678	100095246780409	LINE	3178753798	[***]	[***]	INDIANAPOLIS	IN	04/01/2009	3178753798	AT&T
[***]	Voice		0	9494623279	94946232790309	LINE	9494623279	[***]	[***]	LAKE FOREST	CA	03/22/2009	9494623279	AT&T
[***]	Voice		0	3054638449	30546384490309	LINE	3054638449	[***]	[***]	MIAMI	FL	03/26/2009		AT&T
[***]	Voice		0	3057156100	30571561000409	LINE	3057156100	[***]	[***]	MIAMI	FL	04/04/2009		AT&T
[***]	Voice		0	7863319466	78633194660309	LINE	7863319466	[***]	[***]	MIAMI	FL	03/23/2009		AT&T
[***]	Voice		0	8602900164	86029001640409	LINE	8602900164	[***]	[***]	SOUTH WINDSOR	CT	03/01/2009		AT&T
[***]	Voice		0	10009524678	100095246780409	LINE	8602895937	[***]	[***]	SOUTH WINDSOR	CT	04/01/2009		AT&T
	Voice		0	8602916600	86029166000409	LINE	8602916600	[***]				04/09/2009	8602916600539	AT&T

	VOICE							[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

APPENDIX 3.2 TO SCHEDULE 3
[***] Capture Work Authorization

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ACS-SYM-09-0021
September 24, 2009
Reference: Information Technology Services Agreement (ITSA)
[***]
Symetra Life Insurance Company
5069 154th Place NE
Redmond, WA 98052-9669
Dear [***],
Subject: Work Authorization WA-09-049 for [***] Application Data Capture
ACS is please to provide the attached Work Authorization and SOW to provide for the capture of data from specific images delivered by [***] in conjunction with Symetra Retirement Services New Business documents.
Sincerely,

[***]
SBU Executive
Affiliated Computer Services
Enclosure (1)

[***] Application Data Capture	Page i	September 24, 2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

WORK AUTHORIZATION
WA-09-049
By execution of this Work Authorization, Symetra Life Insurance Company hereby authorizes ACS Commercial Solutions, Inc. to commence work for [***] Application Data Capture as presented in the attached Statement of Work (SOW).
ACS will electronically pickup images from a Symetra designated FTP location and transfer the images to a computer network in London Kentucky dedicated to Symetra processing. Once transferred, ACS will capture all defined data elements following the established data capture rules, and deliver images and data back to Symetra in the defined format.
ACS will pick up items each business day at 4:00 PM for processing and return the following business day.
Price Breakdown
Pricing is provided in Section 5 (Pricing) of the attached SOW.
This Work Authorization is governed by the terms and conditions of the Information Technology Services Agreement executed October 28, 2004 between Symetra Life Insurance Company and ACS Commercial Solutions, Inc.

ACCEPTANCE:	ACCEPTANCE:

ACS Commercial Solutions, Inc.	Symetra Life Insurance Company.

[***]	[***]
SBU Executive	AVP, Director Technology Services

Date	Date

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

[***] Application Data Capture	Page ii	September 24, 2009

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
[***] Application Data Capture
[***] Application Data Capture Statement
of Work (SOW)
FOR
Symetra Life Insurance Company (Symetra)
and
Affiliated Computer Services (ACS)
April 2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ACS and Symetra Confidential	Page 1	9/24/2009

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
[***] Application Data Capture

1.0 Overview and Business Objectives	3

1.1 Services Overview	3
1.2 Service Objectives	3

2.0 Service Description	3

2.1 Scope of the Services to be Supported or Provided	3
2.2 Baseline Information	4

3.0 [***] Application Data Capture Requirements	4

3.1 General Responsibilities	4
3.2 Overall Roles and Responsibility	4
3.3 Detailed Procedures	5
3.4 Workflow Diagram	7

4.0 Service Management	8

4.1 Objectives	8
4.2 Definitions	8
4.3 Scope	8
4.4 Service Level Fee Reduction	8

5.0 Pricing	9

5.1 Initial Development	9
5.2 Additional Development	9
5.3 Monthly Processing	9

Attachment A – (SRS [***] Data Capture to NSCC)	10

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ACS and Symetra Confidential	Page 2	9/24/2009

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
[***] Application Data Capture
1.0	Overview and Business Objectives

1.1	Services Overview

This document is in response to Symetra SR 36313, dated 2/11/2009, revised 3/26/2009, (Attachment A), requesting a proposal for data capture from specific images delivered by [***] in conjunction with Symetra Retirement Services New Business documents.

1.2	Service Objectives

Achieve Symetra requested process per SR 36313.

2.0	Service Description

2.1	Scope of the Services to be Provided

ACS will pickup images from a Symetra designated FTP location, transfer the images to a computer network in London Kentucky dedicated to Symetra processing, capture all data elements as-defined in the file Data Capture Fields, following data capture rules as defined in the Content Value Spreadsheet, and deliver images and data back to Symetra in the format defined in the Record Layout file.

2.1.1	Hardware and Software

This solution will make use of hardware and software currently in-use within the Symetra support environment.

2.1.2	Personnel

ACS will be responsible for staffing to perform the responsibilities and procedures for ACS. Symetra will be responsible for staffing the responsibilities and procedures for Symetra. Responsibilities and procedures are outlined in section 3.0.

2.1.3	Policies, Procedures and Standards

Detailed procedures can be found in section 3.3.

2.1.4	Agreements and Licenses

No special agreements or licenses beyond those implied by the conditions of this work authorization are required.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ACS and Symetra Confidential	Page 3	9/24/2009

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
[***] Application Data Capture
2.2	Baseline Information

Table 1-Baseline Information

Item	2009	2010	2011	Comments
Applications per month	500	700	800	Volumes represent the estimated
				volumes and are not committed.
3.0	[***] Application Data Capture Requirements

3.1	General Responsibilities

The following table identifies general roles and responsibilities associated with this SOW. An “X” is placed in the column under the party that will be responsible for performing the task. ACS responsibilities are indicated in the column labeled “ACS”.

3.2	Overall Roles and Responsibility

ACS and Symetra will perform the roles and responsibilities as detailed below to ensure the proper and successful deployment, development, management, administration, performance, enhancement, upgrade and ongoing maintenance of [***] Application Data Capture. These Roles and Responsibilities are in addition to all Roles and Responsibilities detailed in the ITSA and Attachments.

Table 2-Roles and Responsibility

Roles and Responsibilities	ACS	Symetra
Place image files for processing onto designated FTP location		X
Pull images from designated FTP location	X
Process images using procedures outlined in Section 3.3	X
Transfer completed files to designated FTP location once per day	X
Validate receipt of completed files		X
Research rejected files to determine error	X
Provide reporting to support billing and reconciliation	X

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ACS and Symetra Confidential	Page 4	9/24/2009

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
[***] Application Data Capture
3.3	Detailed Procedures
1.)	ACS retrieves the images from an FTP site and transfers them to an ACS server for processing.

2.)	BankFile Pickup:
a.) Query the directory and convert/process the Bank File documents into the appropriate format required by BankFileFormID.
3.)	BankFileFormID:
a.) Allows the user to incercept the following Sub-Categories.
1.)	IANB Application

2.)	RSNB, Multiple Applications

3.)	RSNB, No Application.

4.)	RSRA, Single Application
4.)	Fax/Bank File Pickup: 4:00 PM (PST), 7:00 PM (EST) each business day.
a.) Code handles each of the four sections above in a different manner.

b.) Enforces business rules, and allows tracking information to be captured.
5.)	FormID/Document Assignment:
a.) Images are separated into separate documents (allowing each DocType to have a separate DCN with the left-most digits being a constant 10).

b.) Each of the two (2) DocTypes referenced within SR 36313 and listed in the CVS will become a new document under Product Line RSNB.
6.)	Fax/Bank Create Stack:
a.) Transfers all images/information from the current Tray to the Stack level for processing through ACS work flow.

b.) Updates the User Defined Fields (UDF) for tracking information.
7.)	Batch Build:
a.) The current Stack is moved along in the workflow, and a Batch for the type is created.

b.) Assigns keying screen(s) to be used for each type.

c.) Sets the Batch ready to be keyed in the workflow.
8.)	WEBDE (Data Entry Screen)
a.) Keying Screens:
1.)	Setup to capture all necessary information as defined in Appendix D, Data Capture Fields.
b.) Data entry will come from Symetra/CVS

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ACS and Symetra Confidential	Page 5	9/24/2009

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
[***] Application Data Capture
9.)	Output
a.) The data keyed is written out to an SQL Table. This information is retrieved one time, at the end of the day, for processing and added to the NSCC format and Control Files.
10.)	NSCC File
a.) Complex setup of multiple different record layouts, with branches based on information captured from the documents.
1.)	Header, shown one time per file. NOTE: Only 1 header is required. Multiple sub-headers, however, may be required

2.)	Contract Header, split into NY and NON-NY

3.)	Detail records, depending on information keyed, these records are written for each type of Application. Also, Funded vs. Non-Funded applications.
11.)	Control File Output (as defined in SRS Section 2.3.2)
a.) Builds the ACSControl.txt file per the requirement specs.
1.)	AC Number

2.)	DCN

3.)	DocType code

4.)	DocType Description

5.)	APP (Hard coded value.)

6)	Image Names (separated by Comma) for each image.
b.) Stores all associated images for the day in a common directory.
1.)	Images are compressed into a zipped file, with the Control file included, and sent in a single ACSControl.zip file.
12.)	FTP:
a.) FTP Files are sent to designated FTP site once a day at the end processing for that day.

b.) Tracking of the files for reporting purposes is recorded in the workflow.
13.)	ACK.
a.) The .ACK file is written to acknowledge the receipt of the file.

b.) The .ACK file is then pulled back into the ACS system, then the file is read and the batch is completed, if successful. If an error is found, the batch is rejected and researched to investigate.
14.)	WEB Reports:
a.) Web Reports track each document in the work flow. Information is used to report on Billing, Turnaround, Reconciliation, etc. (Final reports to be defined).

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ACS and Symetra Confidential	Page 6	9/24/2009

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
[***] Application Data Capture
3.4	Workflow Diagram

1.) Pull Bank Files from FTP.
2. and 4.) Local File Pickup.
3.) Bank File Form ID
5.) Form and Document ID
6.) Fax/Bank Create Stack
7.) Batch Build.
Store Start/Stop Times for each task and update UDF values as needed.
8.) WEBDE/Data Entry
9.) Output
10.) NSCC File.
11.) Control File.
12.) FTP Section.
13.) ACK Process.
SQL DB (WorkFlow/Stats)
14.) WEB Reports/ Requests.

NOTE: Numbers correspond to workflow steps in section 3.3

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ACS and Symetra Confidential	Page 7	9/24/2009

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
[***] Application Data Capture
4.0	Service Management

4.1	Objectives

The [***] images will be provided to ACS by 4:00 pm PST (7:00 PM EST) each business day (using existing FTP process). [***] of the output file will be sent to Symetra for processing as defined below.

Daily Service Performance
[***] of data and image transfer completed by 9:00 AM PST (11:00 AM EST) and the remainder to be delivered or reconciled by 11:00 AM PST each business day to be measured daily
Monthly Reporting

A monthly “Time to Process” report will be produced by ACS and provided to Symetra each month as evidence of compliance with this SLR.

Quarterly Service Level

For the purposes of establishing overall Service Level compliance, including the assessment of SLA penalties should Symetra choose to enact them, service performance will be measured each quarter. ACS will meet the daily service performance commitment at least [***] of the time during each quarter.

4.2	Definitions

Application Package – The application data will be captured from three documents: Application; Sales Summary Sheet and Beneficiary Information Form. Additional images may be included in the package; however, only document type will be captured per the attached SRS, Section 2.3

4.3	Scope

This document incorporates the complete scope, as understood by ACS, to meet the requirements set forth in SR 36313. Any requirements not specifically detailed in this response to the above noted SR36313, including those which may arise as part of further implementation discovery, will be considered out of scope. Should Symetra wish to alter the scope to include additional requirements, ACS will require additional time to perform analysis and, if necessary, adjust the pricing provided to Symetra for this service.

4.4	Service Level Fee Reduction

Should Symetra elect to designate the SLR in this SOW as an SLA with the ability to access performance fee reductions, the weighting factor assigned to the SLA shall not exceed [***] of the calculated at-risk amount specified in the ACS/Symetra ITSA.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ACS and Symetra Confidential	Page 8	9/24/2009

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
[***] Application Data Capture
5.0	Pricing

5.1	Initial Development

Initial program development and set-up: $[***]

This is a fixed price for initial development as detailed in this SOW.

5.2	Additional Development

Additional keying rules not provided within this statement of work or the included attachments may be added by Symetra during development or implementation. Symetra will agree to review, authorize, and pay for any increase in development or processing costs as a result of additional rules not included in the SOW or attachments.

ACS may elect to include certain program edits to increase data accuracy or capture enhancements. Any costs associated with these edits will be borne solely by ACS

5.3	Monthly Processing

[***] images will be available to ACS by 4:00 PM PST (7:00 PM EST) each business day, using the existing FTP process, with [***] completed output files returned to Symetra no later than 9:00 AM PST (12:00 PM EST) the following business day and the remaining files to be processed no later than 11:00 AM PST (2:00 PM EST).

The total number of Application Packages processed during the month will be multiplied by the Tier Price that number falls into below:

Tier	Range	Price Per		Max
1	[***]	$	[***]	$	[***]
2	[***]	$	[***]	$	[***]
3	[***]	$	[***]	$	[***]
4	[***]	$	[***]	$	[***]
5	[***]	$	[***]	$	[***]
6	[***]	$	[***]	$	[***]
7	[***]	$	[***]	$	[***]
8	[***]	$	[***]	$	[***]
9	[***]	$	[***]	$	[***]
10	[***]	$	[***]	$	[***]
11	[***]	$	[***]	$	[***]
12	[***]	$	[***]	$	[***]
13	[***]	$	[***]	$	[***]
14	[***]	$	[***]	$	[***]
15	[***]	$	[***]	$	[***]
16	[***]	$	[***]	$	[***]
17	[***]	$	[***]	$	[***]
18	[***]	$	[***]	$	[***]
19	[***]	$	[***]	$	[***]
20	[***]	$	[***]	$	[***]
21	[***]	$	[***]	$	[***]
22	[***]	$	[***]	$	[***]
23	[***]	$	[***]	$	[***]
24	[***]	$	[***]	$	[***]
25	[***]	$	[***]	$	[***]
26	[***]	$	[***]	$	[***]
27	[***]	$	[***]	$	[***]
28	[***]	$	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ACS and Symetra Confidential	Page 9	9/24/2009

Affiliated Computer Services (ACS)	Symetra Life Insurance Company (Symetra)
[***] Application Data Capture
Attachment A — (SRS [***] Data Capture to NSCC)
          Document updated March 26, 2009

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ACS and Symetra Confidential	Page 10	9/24/2009

Requirement Specification
for
Document Management Project
for
Capture [***] Application Data
Version 1.3
Prepared by [***]
03/25/09

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Requirements Specification for Capture of [***] Application Data	Page ii
Note: This requirement was created from template version 3.0 updated 09/23/08.
Revision History

Name	Date	Reason For Changes	Version
[***]	02/06/09	Detailed requirements being compiled by RS IT but I am creating this document to provide for total SR needs	1.0

	02/10/09	Updates made internally within Sourcing Ops between [***]	1.1

	02/26/09	Updates made as called out in Change Management log. Log provided as attachment and was preliminarily provided to ACS during sizing phase of project. Changes are in blue.	1.2

	03/25/09	Updates made as called out in Change Management log. Log provided as attachment. Changes in green.	1.3

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Requirements Specification for Capture of [***] Application Data	Page 3
1.	Purpose of the Request
Modify the front end image index process that is currently in place for Retirement Services New Business [***] documents. The modification of the process includes:
1.	Allow data capture of a subset of the documents submitted.

2.	The application data captured and other image document type information will be output in a structured layered output file format and formatted control file.
2.	Project Scope
2.1	Services and Associated Service Level Requirements
Provide pricing under scenarios for initial setup and ongoing production costs for the capture of [***] application data based on the following Service Level Requirements. Initial approvals should be obtained before development begins.
Scenario #1
•	[***]
Scenario #2
•	[***]
Baseline Volume:
The projected volume of [***] is targeted to be [***] applications per month beginning [***]. The projections for 2009 are expected to increase in volume, so reporting and continued resource evaluation is critical to meeting ongoing service commitments.
Proposed Timelines:
•	Pricing Proposal Due: [***]

•	Work Authorization signed and executed: [***]

•	Application Code Development and Test: [***]

•	In production with Chase: [***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Requirements Specification for Capture of [***] Application Data	Page 4
This project must be complete and in production as detailed above to ensure the [***] transition to [***] is complete. This needs to be successfully transitioned to position [***] to sell Symetra products.
2.2	Modification of existing RSNB [***] application
The current application for Retirement Services New Business [***] will change as follows:
•	[***] applications for Income Annuities will continue to process as-is and be export for Viewstar processing.

•	[***] applications with one application for Retirement Services will not be export to Viewstar and will be processed as defined in this document.

•	[***] applications with no application or more than one application for Retirement Services will continue to process as-is and be export for Viewstar processing.

•	Document identification for images will continue to be required but the information passed in the output file will be revised.
2.3	Data Capture and Export of [***] application
The application data will be captured on the Retirement Services Application; Sales Summary Sheet and Beneficiary Information Form. The document type for supporting images with an application will continue to be identified as currently done today. The output will be provided in two output files: NSCC output file and Control File.
The application data will be captured from three documents: Application; Sales Summary Sheet and Beneficiary Information Form. The definition of fields needing to be captured and a definition of what record the information is used for in the NSCC output file is provided in the attached “RSNB [***] Fields to Capture.xls”. There will be two application form types submitted from [***], one for NY and one for Non-NY. Samples of all forms are attached.
2.3.1	NSCC Output File
The layout requirements for the NSCC output file are provided in the attachment “NSCC Record Layout.xls”. The details in the spreadsheet are as follows:

APP Looping Diagram	Overview of the format required in the NSCC output file

Record Layout Definitions	Tabs are named with the record name. Example “30” contains the layout and requirements for the Submitting Header Record in the NSCC Output File “3301” contains the layout and requirements for the first application and so on.

APP-SUB Code List	Is a reference for Symetra use that provided only for information.
The name of the NSCC Output file will be ACSAPP.txt. The ACSAPP.txt file will be zipped together with the ACSControl.zip file. The output zip file for FTP will be name ACSccyymmddiii,zip where ccyymmdd is the date zip file was created and iii will be an incremental number for the day. The ACSccyymmddiii.zip will be written to \\PRDHILVS06\ViewStar\Data\EOE\AnnuityNet\IN
A sample ACSAPP.txt file will be provided by Symetra before development is scheduled to begin.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Requirements Specification for Capture of [***] Application Data	Page 5
2.3.2	Control File
The layout requirements for the Control File are provided below. A sample Control File is in the attachment “ACSControl.txt”.

Delimiter	Each element will be separated by a comma

App Control Number	The first DCN of each document will be utilized as the Application Control Number. The Application Control Number will begin with AC and then be followed by the DCN. This number will be the same number passed in the NSCC 33* records; positions 6 — 25. The Application Control Number will be included for each document in the Control File.

Document Control Number	The document DCN will be written as the 2nd element in each Control File line. This DCN will be the same as used in current Viewstar processing for each document.

DocType Code	The three character doctype code identified for the document. The doctypes are defined in the Content Values Spreadsheet.

DocType Description	The verbose document type for the code will be provided. The document type descriptions are defined in the Content Values Spreadsheet.

Constant APP	Include an element of APP as a constant value.

Image Name	Image name for the first image in the document. Image names should have .tif extension.

Addl Images	Write the names of all images for the document, each separated by a comma. All images for an identified document will be written into one line in the Control File.
2.3.3	Zip File
There will be one NSCC Output file and one Control file sent for each day’s processing. All the images and the data will be export each morning for the prior day’s applications sent by [***]. The ACSControl.txt file and all the images (.tif) for each NSCC Output file will be included in a single zip file named ACSControl.zip.
The ACSControl.zip will be zipped together with the ACSApp.txt file. The output zip file for FTP will be name ACSccyymmddiii,zip where ccyymmdd is the date zip file was created and iii will be an incremental number for the day. The ACSccyymmddiii.zip and will be written to \\PRDHILVS06\ViewStar\Data\EOE\AnnuityNet\IN.
2.3.4	ACK File
Symetra will provide back an ACK file to verify that the ACSccyymmddiii.zip file was received. ACS should expect to receive ACK files similar to what is received from Viewstar in current

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Requirements Specification for Capture of [***] Application Data	Page 6
processing. The requirements provided to Symetra for the ACK file are provided in the Content Values Spreadsheet on the ‘Misc Processing Info’ tab.
2.3.5	Doctype and DCN Updates
The DCN for [***] documents is currently identified by the first two positions being a value of “15”. [***] documents processed in the new NSCC format will begin with “10”. The “15” will continue to be utilized if the document is processed as-is to Viewstar.
Two new document types will be added for Retirement Services New Business processing, both for this new format and the current Viewstar processing.

BNF	Beneficiary	For Beneficiary Information page
SSS	Sales Summary	For Sales Summary sheet
Note: Symetra will be able to determine the batches and documents processed through the new format as the DCN will begin with “10” and the Batch Name will begin with “BMRA”.
3.	References
•	NSCC Output File Format Requirements: NSCC Record Layout.xls

•	Data Capture requirements: RSNB Chase Fields to Capture.xls

•	Sample Application forms: Non-NY: RSA_0001JP.pdf; NY: RSA_0001NYJP.pdf

•	Sample Sales Summary Sheet: Sales Summary Sheet.pdf

•	Sample Beneficiary Information Form: Beneficiary Information Form.jpg

•	Sample Control File: ACSControl.txt

•	Content Values Spreadsheet: Retirement Services Content Values.xls
4.	Design and Implementation Considerations
•	Symetra is incorporating the NSCC output file into a system already developed for other external application feeds. The format is a defined standard that can not be modified.

•	The NSCC file will feed a system that will then convert the data for import into Viewstar.

•	Symetra will be modifying internal applications at the same time ACS is developing the capture application and output file programming. It is possible that some requirements will be altered during the development phase.
5.	Assumptions and Dependencies
•	Basic rules of document type identification utilized in RSNB [***] processing will remain in place.

•	Income Annuities application will not be changed and there will be no need for testing it during this development process.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

SCHEDULE 4
SERVICE RATES
Symetra Project Rate Card

	[***] Rates								Monthly Rates				3 Month Rates				6 Month Rates
	Symetra-				Near-				ACS-Site		ACS		ACS-Site		ACS		ACS-Site		ACS
ACS Job Title / Labor Category	site		ACS-site		shore		Off-shore		(On Shore)		(Off-shore)		(On Shore)		(Off-shore)		(On Shore)		(Off-shore)
Applications Programmer	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Business Analyst	$	[***]	$	[***]	$	[***]		[***]	$	[***]		[***]	$	[***]		[***]	$	[***]		[***]
Communications Hardware Specialist	$	[***]	$	[***]	$	[***]		[***]	$	[***]		[***]	$	[***]		[***]	$	[***]		[***]
Communications Network Specialist	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Communications Software Specialist	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Computer Systems Analyst	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Database Administrator (DBA)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Database Analyst	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Database Architect	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Documentation Specialist	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Information Systems Engineer	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Network Design Engineer	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Project Manager	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Quality Assurance Engineer	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Security Systems Engineer	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Software Engineer	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Software Systems Specialist	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Storage Operations Specialist	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Storage Management Engineer	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
System Administrator/Operator	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
System Programmer	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Systems Engineer	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Tape Librarian	$	[***]	$	[***]	$	[***]		[***]	$	[***]		[***]	$	[***]		[***]	$	[***]		[***]
Technical Architect	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Training Specialist	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Bowne (Output Processing)		[***]	$	[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]
IBM Consulting for Advanced DR		[***]	$	[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]
Sun Professional Services for DR		[***]	$	[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
SCHEDULE 4

•	Travel time will not be billed to Symetra.

•	The Service Rates set forth above do not include travel (e.g., mileage, cab/bus/train fare, etc.), meals or other incidental travel expenses that may be incurred by ACS when performing the Other Services, and Symetra shall reimburse ACS for any such reasonable expenses so incurred. Notwithstanding the foregoing, Symetra will not pay for travel (e.g., mileage, cab/bus/train fare, etc.), meals or other incidental expenses for local resources that are based within a fifty (50) mile radius of Symetra’s headquarters or the NWSC, as applicable.
SCHEDULE 4

SCHEDULE 5
FEE REDUCTIONS AND CORRECTIVE ASSESSMENTS
1. General. Fee Reductions and Corrective Assessments are designed to encourage the consistent and timely delivery of Services and value to Symetra. Fee Reductions are not intended to compensate Symetra for damages, but rather to estimate the diminished value of the Services actually provided. The goal of Fee Reductions and Corrective Assessments is not to penalize ACS, but to provide a greater incentive to achieve the Agreement’s stated objectives and focus ACS on Symetra’s critical needs.
2. SLAs.
     2.1 Initial SLAs. Attached to this Schedule 5 is Table 1, which summarizes the SLAs and the corresponding SLRs and Weighting Factor allocations as of the Restatement Date.
     2.2 Fee Reductions. The Fee Reductions for ACS’ failure to achieve any SLR shall be equal to the product of: (a) the Monthly At-Risk Amount, multiplied by (b) the Weighting Factor for the SLR that was missed. For example, given the following assumptions: (c) the Fees in the applicable month are One Million Dollars ($1,000,000); (d) the Monthly At-Risk Amount therefore equals [***] Dollars ($[***]) ([***] percent ([***]%) of the Fees for that month); and (e) an SLR failure occurs with respect to an SLA having a [***] percent ([***]%) Weighting Factor, Fee Reductions would be calculated as follows:

Monthly At-Risk Amount	$	[***]
times	times
SLA Weighting Factor		[***]	%
Fee Reduction	$	[***]
     2.3 Earn-Back Rights. ACS may earn back [***] percent ([***]%) of any Fee Reductions earned in respect of an SLA that has a Weighting Factor that is less than [***] percent ([***]%) if the SLR for that SLA is achieved for three (3) consecutive Measurement Intervals following the Measurement Interval in which the last failure to comply with that SLR occurred.
     2.4 Weighting Factors. The total of all Weighting Factors for all SLAs under this Agreement shall not exceed [***] percent ([***]%). The Weighting Factor for any single SLA shall not exceed [***] percent ([***]%). Symetra shall have the right to reallocate Weighting Factors among the SLAs on a quarterly basis upon sixty (60) days’ prior written notice to ACS.
     2.5 Multiple SLA Failures. If ACS fails to achieve the SLR for any single SLA in two (2) or more consecutive Measurement Intervals, the Weighting Factor for the second, third, and subsequent consecutive Measurement Intervals shall be increased as follows:

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
SCHEDULE 5

Second Measurement Interval	[***]x the Weighting Factor

Third and subsequent Measurement Intervals	[***]x the Weighting Factor
     2.6 Limits on Fee Reductions. The Fee Reductions in any single month shall not exceed the Monthly At-Risk Amount.
     2.7 Interrelated SLAs. If ACS fails to achieve an SLA and, following such failure, a Root-Cause Analysis reveals that: (a) such failure would not have occurred but for ACS’ failure to achieve a separate SLA; and (b) such SLA otherwise would have been achieved, ACS shall not be obligated to pay any Fee Reductions associated with its failure to achieve such SLA. For example, if ACS has failed to achieve the batch processing SLA and a Root-Cause Analysis reveals that: (c) the batch processing SLA would not have been missed but for ACS’ failure to achieve the end-to-end network availability SLA; and (d) the batch processing SLA otherwise would have been achieved, ACS would not be obligated to pay any Fee Reductions associated with its failure to achieve the batch processing SLA (but would be responsible for Fee Reductions associated with its failure to achieve the end-to-end network availability SLA).
3. Critical Milestones.
     3.1 Establishment. Critical Milestones, Due Dates and Corrective Assessments shall be established by the Parties as provided in Section 2.12 of the Agreement. For the avoidance of doubt, Corrective Assessments shall not count toward satisfaction of the Monthly At-Risk Amount, and Corrective Assessments are not subject to earn-back rights.
     3.2 Service Delivery Reference Manual. Corrective Assessments relating to the Service Delivery Reference Manual are as follows:

Critical Milestone	Due Date	Corrective Assessment
One-time Service Delivery Reference Manual update following the Restatement Date	December 1, 2009	$	[***]

Semi-Annual Service Delivery Reference Manual updates	Each April 1 and October 1 (excluding October 1, 2009) occurring prior to the Termination Date	$	[***]
     3.3 Disaster Recovery. Corrective Assessments relating to Disaster Recovery are as follows:

Critical Milestone	Due Date	Corrective Assessment
Services restoration following the occurrence of a disaster recovery event	[***] following the declaration of a disaster recovery event	$[***] one-time and $[***] per day until Services have been restored

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
SCHEDULE 5

Table 1: SLAs and SLRs and Weighting Factors as of the Restatement Date

				Weighting		Compound
Service Level Agreement	Performance Requirement	SLR		Factor %		SLA*
Schedule 2F Help Desk
Help Desk Responsiveness
Speed-to-Answer	[***]	[***]	%	[***]	%
Call abandonment rate	[***]	[***]	%	[***]	%
Email response rate	[***]	[***]	%	[***]	%
Voicemail response rate	[***]	[***]	%	[***]	%
Incident Resolution
First Contact Resolution of resolvable Incidents	[***]	[***]	%	[***]	%
Incident closure notice (via e-mail and/or phone)	[***]	[***]	%	[***]	%
Schedule 2C Distributed Computing
Install, Moves, Adds and Changes — Workstations Peripherals, and Distributed Servers
1-10 in a single request for new equipment or Software	[***]	[***]	%	[***]	%
1-10 in a single request for new equipment or Software	[***]	[***]	%	[***]	%
Urgent request or more than 10 in a single request or new remote server	[***]	[***]	%	[***]	%
Software Installation
Desktop/laptop remote server core image (e.g., OS, service packs, non-critical security patches) and other business Software, (e.g., Adobe Writer, Java, MS Project, Email Archive) in accordance with Symetra policies.
	[***]	[***]	%	[***]	%
Schedule 2B Data Center
System Availability
System availability — production systems	[***]	[***]	%	[***]	%
System availability — non-production systems	[***]	[***]	%	[***]	%
Batch Processing ***
Scheduled production batch-marker jobs	[***]	[***]	%	[***]	%
Scheduled production batch-all other batch jobs	[***]	[***]	%	[***]	%
Month end production batch	[***]	[***]	%	[***]	%
Demand production batch	[***]	[***]		[***]	%
General Administrative Functions
Setup or modify job scheduler definition and dependencies	[***]	[***]	%	[***]	%
One-time schedule change for existing scheduled jobs	[***]	[***]	%	[***]	%
Mid-Range and Mainframe System Administration
Notification of sustained average daily CPU utilization	[***]	[***]	%	[***]	%
Storage administration requests (e.g., allocate additional storage resources; administration requests for work packs, pools, etc.) per Symetra’s approval	[***]	[***]	%	[***]	%

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
SCHEDULE 5

				Weighting		Compound
Service Level Agreement	Performance Requirement	SLR		Factor %		SLA*
Capacity/performance trend analysis	[***]	[***]	%	[***]	%	X
and reporting

[***]
Database Administration
Instance creation and refresh	[***]	[***]	%	[***]	%	X
[***]
Create user ID, grants, revokes,	[***]	[***]	%	[***]	%	X
create tablespace, other data	[***]
definition requests	[***]
Schema changes and stored procedures	[***]	[***]	%	[***]	%
Delivery of Symetra database	[***]	[***]	%	[***]	%
documentation, audit and performance/capacity reports
Schedule 2D Data Network Services
Network Availability
End-to-end availability — critical	[***]	[***]	%	[***]	%
locations
Remote office availability	[***]	[***]	%	[***]	%
Internet access availability	[***]	[***]	%	[***]	%
LAN availability for offices with	[***]	[***]	%	[***]	%
LAN switch services
Network Administration Services
Data network service reporting per	[***]	[***]	%	[***]	%
Symetra requirements
Implementation of firewall changes	[***]	[***]	%	[***]	%	X
related to changing,
adding/deleting firewall rules.
Security Intrusion Detection
Notify Symetra of any NIDs and HIDs	[***]	[***]	%	[***]	%
related events
Security Penetration Services
Deliver remediation plan that	[***]	[***]	%	[***]	%
addresses identified penetration
testing vulnerabilities
Schedule 2E Voice Services
Telephony Communications Service Availability
Overall voice Services	[***]	[***]	%	[***]	%
IMACs
Symetra headquarters IMACs	[***]	[***]	%	[***]	%
(1-5 requests)
Symetra headquarters IMACs	[***]	[***]	%	[***]	%
(6+ requests)
Remote location IMACs	[***]	[***]	%	[***]	%
Schedule 2A Cross Functional
Incident Resolution
Priority Level 1	[***]	[***]	%	[***]	%
Priority Level 2	[***]	[***]	%	[***]	%
Priority Level 3	[***]	[***]	%	[***]	%
Priority Level 4	[***]	[***]	%	[***]	%

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
SCHEDULE 5

				Weighting		Compound
Service Level Agreement	Performance Requirement	SLR		Factor %		SLA*
Root Cause Analysis for Priority Level 1 and Priority Level 2 Incidents	[***]	[***]	%	[***]	%
Backup and Restore **
Execute and complete incremental or differential daily backups	[***]	[***]	%	[***]	%
Execute and complete differential or full weekly backups	[***]	[***]	%	[***]	%
Execute and complete verify full/archive monthly backups	[***]	[***]	%	[***]	%
Execute and complete on-demand backups for single Instances	[***]	[***]	%	[***]	%
Restoration
SL1 data restore requests	[***]	[***]	%	[***]	%
SL2 data restore requests	[***]	[***]	%	[***]	%
Service Request Response
Delivery of In-scope Service Request solution response-standard	[***]	[***]	%	[***]	%
Delivery In-scope Service Request-project solution response	[***]	[***]	%	[***]	%
Delivery of Out-of-Scope work order Services proposal	[***]	[***]	%	[***]	%
Complete installation, testing and handover of Services	[***]	[***]	%	[***]	%
System Software Refresh and Updates
Deploy maintenance release or emergency maintenance release (e.g., XYZ Version 8.1.5 to XYZ Version 8.1.6) (e.g., security pack, bug patch)	[***]	[***]	%	[***]	%	X
Deploy maintenance release or emergency maintenance release of anti-virus/anti-spyware definition (e.g., XYZ Version 8.1.5 to XYZ Version 8.1.6)	[***]	[***]	%	[***]	%	X
Implementation of enhancement release	[***]	[***]	%	[***]	%
Implementation of major release updates	[***]	[***]	%	[***]	%
System/Security Administration
Proposal (e.g., timelines, deliverables, assumptions and constraints, comprehensive and complete written documentation) for security remediation following discovery of a security risk (e.g., server configuration vulnerabilities, event monitoring discoveries)
	[***]	[***]	%	[***]	%
Account Administration
New user account (up to 5 per request)	[***]	[***]	%	[***]	%

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
SCHEDULE 5

				Weighting		Compound
Service Level Agreement	Performance Requirement	SLR		Factor %		SLA*
New user account (6-20 per request)	[***]	[***]	%	[***]	%
New user account (21+ per request)	[***]	N/A		[***]	%
Password resets	[***]	[***]	%	[***]	%
Privilege changes	[***]	[***]	%	[***]	%
Disable user account	[***]	[***]	%	[***]	%
Terminate user account	[***]	[***]	%	[***]	%
Asset Tracking
Accuracy of asset database for Symetra Software and Symetra Equipment	[***]	[***]	%	[***]	%
Accuracy of data for ACS Equipment and ACS Software	[***]	[***]	%	[***]	%
Continuity and Disaster Recovery
Disaster recovery testing	[***]	[***]	%	[***]	%
Customer Satisfaction
Periodic sample satisfaction	[***]	[***]	%	[***]	%
Schedule 2G Output Processing
Forms Coding, Creation and Maintenance
New and modified form coding to be completed and available for system testing. This task is inclusive of dynamic and static forms.	[***]	[***]	%	[***]	%
Move code or form to production	[***]	[***]	%	[***]	%
Daily Production Processing
Daily, weekly, monthly production print jobs – ACS Location	[***]	[***]	%	[***]	%
Daily and weekly production print jobs – Bellevue contracts and policies	[***]	[***]	%	[***]	%
Daily, weekly, monthly production print jobs – Bellevue (all work except contracts, policies and checks)	[***]	[***]	%	[***]	%
Daily, weekly, monthly mainframe print queue jobs – Bellevue	[***]	[***]	%	[***]	%
Make form available to view on-line—iProof	[***]	[***]	%	[***]	%

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
SCHEDULE 5

				Weighting		Compound
Service Level Agreement	Performance Requirement	SLR		Factor %		SLA*
Make form available to view on-line — archive	[***]	[***]	%	[***]	%
Check processing -ACS Location	[***]	[***]	%	[***]	%
Check processing-Bellevue	[***]	[***]	%	[***]	%
Check processing — Bellevue special handling	[***]	[***]	%	[***]	%
Quarterly and annual production print	[***]	[***]	%	[***]	%
Returns for mail ruined during processing and handling	[***]	[***]	%	[***]	%
Testing
Provide test print and on-line viewing of test jobs.	[***]	[***]	%	[***]	%
Quality Assurance
All post-production output received by Symetra clients are readable, packaged with proper collateral, void of fulfillment or insertion errors.	[***]	[***]	%	[***]	%
Schedule 2H Content Management
Image Archive
Online viewing	[***]	[***]	%	[***]	%
Capture Management
Scanning	[***]	[***]	%	[***]	%
Indexing	[***]	[***]	%	[***]	%

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
SCHEDULE 5

				Weighting		Compound
Service Level Agreement	Performance Requirement	SLR		Factor %		SLA*
Timeliness of turnaround – front-end note: If any performance target of this SLR is missed, the entire SLR is considered missed	[***]	[***]	%	[***]	%
Timeliness of turnaround-back-end	[***]	[***]	%	[***]	%
Fiche conversion	[***]	[***]	%	[***]	%
Records retention and destruction	[***]	[***]	%	[***]	%
Requests for originals	[***]	[***]	%	[***]	%
Symetra and ACS will mutually agree in writing to the Spec Sheet parameters. Any Spec Sheet modifications will be agreed to by the Parties in writing.

*	SLAs that include multiple service measures; ACS will provide transparency to the individual service measurements as requested.

**	At six months from the Restatement Date and quarterly thereafter as part of the established governance process, Symetra and ACS will review the SLR performance achieved during the immediately preceding three (3) months. If SLR performance in each of the three (3) preceding months exceeded the then effective SLRs, the arithmetic average of such SLRs will become the new SLR effective the following month not to exceed 99%. If in any one of the (3) months under review the actual performance is below the then effective SLR, no change will be applied.

***	Batch process letter of understanding regarding batch job LPA10416 will be finalized before the end of the first quarter of Contract Year one (1).

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
SCHEDULE 5

SCHEDULE 6
IN-SCOPE SECURITY SERVICES
Without limiting the other terms and requirements set forth in the Agreement (including, in particular, those set forth in Article 13 of the Agreement), this Schedule summarizes the security-related Services that are included in the scope of the Services. For the avoidance of doubt, these security-related Services are deemed to include the resources, processes, and technologies required to deliver such Services.

Service	Scope of Services
Disaster recovery Services	•	Scope in accordance with Symetra Service continuity requirements.

Backup / restore Services	•	Mainframe systems.
	•	Mid-range systems.

Identity and access management	•	Mainframe and midrange access Services (account administration).
	•	Identity and password management.
	•	“Extranet access management” Services.

Data encryption Services	•	Encryption Services for in-scope Blackberry devices.
	•	Desktop / laptop encryption Services.
	•	On-demand portable media encryption via appropriately configured End-User devices.
	•	Digital certificate provisioning and management.
	•	Managed file transfer via Tumbleweed appliance.
	•	Demand-based email encryption.
	•	Wireless encryption Services.

Risk assessment Services	•	Annual risk assessment via ACS’ existing program.

Penetration and vulnerability testing	•	Monthly vulnerability Services.
Services	•	Penetration testing Services.
	•	Patch management.

Threat management Services	•	Proxy Services.
	•	Email filtering / SPAM control.
	•	Antivirus.
	•	Anti-malware/spyware.

Perimeter	•	Firewall Services.
	•	Network and host intrusion detection.
	•	Router Services.
	•	VPN Services.

Environment security	•	Physical security Services for ACS facilities.

Change Management	•	Change management Services provided in accordance with Symetra’s control objectives.

Technical architecture	•	Reference architecture and best practices for securing infrastructure used to deliver the Services.
SCHEDULE 6

SCHEDULE 7
AFFILIATES OF SYMETRA
1.	Symetra Financial Corporation

2.	Symetra National Life Insurance Company

3.	First Symetra National Life Insurance Company of New York

4.	Symetra Assigned Benefits Service Company

5.	Symetra Administrative Services, Inc.

6.	Symetra Securities, Inc.

7.	Symetra Services Corporation

8.	Symetra Investment Services, Inc.

9.	Clearscape Funding Corporation

10.	WSF Receivables I LLC

11.	TFS Training & Consulting, Inc.
SCHEDULE 7

ATTACHMENT A
BENCHMARKING PROCEDURES
1. Initiation of Benchmarking Procedures. Subject to the timing restrictions set forth in Section 3 below, if Symetra believes that the Fees are not reflective of the industry’s best rates, or believes that the SLRs are not reflective of the industry’s best practices, then Symetra shall have the right to initiate the benchmarking procedures set forth in this Attachment. If Symetra wants to challenge the competitiveness of the Fees, Symetra shall deliver to ACS a written notice requesting that the Parties meet to discuss Symetra’s concerns. ACS shall meet with Symetra within fifteen (15) calendar days following ACS’ receipt of such notice from Symetra, and the Parties shall exchange any and all relevant information pertaining to the Fees that relate to the items being challenged. The Parties shall have thirty (30) calendar days from the date of such meeting to conclude such discussions. If the Parties agree as a result of such discussions to modify the terms of this Agreement, the Parties will develop and execute an amendment that reflects such agreed modifications in accordance with Section 19.6 of the Agreement. If the Parties’ discussions do not result in agreement within such thirty (30) calendar day period, then Symetra shall have the right to invoke the formal benchmarking procedures set forth below.
2. Benchmarker; Benchmarking Costs. Any benchmarking process initiated hereunder will be conducted by an independent, industry-recognized benchmarking service provider (“Benchmarker”) designated by Symetra from among the list of acceptable Benchmarkers set forth below in this Section or otherwise agreed to by the Parties in writing. ACS and Symetra agree that the following companies are acceptable to act as the Benchmarker: Gartner, Compass and Equaterra. [***]
3. Benchmarking Procedures. [***] The benchmark must be concluded not later than ninety (90) days following Symetra’s initiation thereof, accordingly, not later than thirty (30) calendar days following Symetra’s initiation of the benchmarking process, the Parties shall have met with the Benchmarker and reached agreement upon a detailed plan for implementing the benchmark (including timelines for ACS’ submission of data to the Benchmarker). The benchmarking process shall be designed to avoid disruptions in delivery of the Services and adverse impacts on ACS’ ability to provide the Services in accordance with the SLRs.
The Benchmarker, with input from the Parties, will determine what factors are relevant for purposes of conducting the benchmark and shall “normalize” all data to obtain relevant comparisons for purposes of the benchmark. Normalization factors to be taken into consideration by the Benchmarker may include, without limitation: (a) geographic location of the peer companies; (b) industry differences affecting information technology costs; (c) economies of scale; and (d) work-

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
ATTACHMENT A

load and complexity factors (including operating environment). Other normalization factors may include, without limitation: (e) the SLRs offered; (f) duration and nature of the contractual commitment; (g) volume of services being provided; (h) contractual terms, conditions and allocation of risk; (i) the investment made by the provider in the customer’s equipment and personnel; (j) appropriate overhead; and (k) provisions to ensure the unique factors of each deal are taken into account by the Benchmarker, including out-of-scope deliverables.
If ACS fails to provide data or otherwise comply in a timely manner with the requirements set forth in the mutually agreed benchmark plan, ACS shall have a period of seven (7) calendar days following its receipt of written notice from Symetra regarding such failure during which to provide such data or comply with the agreed plan. [***]
4. Review of Benchmark Results.
     (a) General. The Benchmarker shall provide a report on the results of the benchmark to both Symetra and ACS. Within fifteen (15) calendar days following receipt of the Benchmarker’s report, Symetra and ACS will meet to jointly review the benchmark results.
     (b) Fee Disparities. If the Benchmarker’s report concludes that the then-current aggregate Fees for any benchmarked Service is greater than the Benchmarker’s market-based average aggregate fees for such Service then: (i) if the difference between the rates payable hereunder and the rates identified by the Benchmarker (the “Rate Differential”) is [***] percent ([***]%) or less, the Fees payable hereunder shall remain unchanged; (ii) if the Rate Differential is greater than [***] percent ([***]%), then the Fees payable hereunder shall be reduced by an amount necessary to cause the Rate Differential to be [***] percent ([***]%). Any adjustment in Fees will be effective on the date the report is provided to Symetra and ACS.
5. General Agreement of Cooperation. The Parties acknowledge that the benchmarking procedures described in this Attachment will require further definition and clarification as the Parties begin actual implementation of the benchmark. The Parties shall cooperate in good faith with one another and with the Benchmarker to reach reasonable and timely agreements on such further definition and clarification. To the extent the Benchmarker reasonably establishes that certain definitions, procedures and methodologies are widely used in information technology benchmarking, the Parties agree to generally rely on the Benchmarker’s definitions, procedures and methodologies for guidance in reaching agreement. Further, the Parties acknowledge that in reaching the final results of the benchmark, the Benchmarker will be required to exercise its professional judgment and discretion in certain matters and, assuming such judgments are within established industry practices for information technology benchmarking, the Parties will defer to the conclusions of the Benchmarker.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
ATTACHMENT A

ACS acknowledges that Symetra views the benchmark procedure described in this Schedule as a critical inducement to Symetra’s agreement to many of the terms of this Agreement, including the Term and termination rights provided for in the Agreement, and therefore ACS agrees that it will cooperate in good faith to accomplish the objectives of the benchmark procedure for the benefit of Symetra.
6. Benchmark Metrics. At their highest level of classification, the Service Tower Services to be provided by ACS are the Service Towers identified in Section 2.2.1 of the Agreement. ACS will be apprised of the specific Services or sub-Services (metrics) that will be included in the scope of the benchmark sufficiently in advance of the benchmarking study so that ACS can establish administrative processes to capture the necessary metric data. The exact metrics to be included in the benchmark study will be contingent upon: (a) the detail in which the Benchmarker maintains cost, pricing and other relevant data within its database; and (b) ACS’ ability to capture pricing and other relevant information at the desired level of detail. The following table is shown solely as an example of the types of metrics that may be included in the benchmarking study:

Service Tower Services	Possible Benchmark Service/Sub-Service
Help Desk or Call Center	Cost per contact Cost per call

Desktop Management	Cost per seat (hardware, standard software) Cost per seat (maintenance and support)

Distributed Computing Services and Web Hosting Services	Cost per Server Unix Operation & Maintenance Cost per server NT Operation & Maintenance Cost per AS400 system operations and maintenance Cost per kGEMS
ATTACHMENT A

ATTACHMENT B
SYMETRA SITES AND SYMETRA EQUIPMENT
Symetra Sites:

Office City Location	Address
Plano , TX	500 N Central Expressway, Suite 250, Plano, TX 75074

San Diego, CA	1455 Frazee Rd., Suite 310, San Diego, CA 92108

Cincinnati, OH	463 Ohio Pike, Suite 307, Cincinnati, OH 45255

Symetra Headquarters	777 108th Avenue NE, Bellevue, WA 98004

Indianapolis, IN.	3600 Woodview Trace, Suite 301, Indianapolis, IN 46268

Boston, MA	50 Congress Street, Suite 620, Boston, MA 02109

South Windsor (Hartford), CT	1170 Ellington Road, South Windsor, CT 06074

Exton (Conshohocken), PA	1 E. Uwchlan Ave. Suite 303, Exton, PA 19341

Pittsburgh (Bethel Park), PA	2000 Oxford Drive Suite 490, Bethel Park, PA 15102

Atlanta (Norcross), GA	3740 Davinci Court Suite 350, Norcross, GA 30092

Miami, FL	7300 Corporate Center Dr. Suite 205, Miami, FL 33126

Itasca, IL	500 Park Blvd. Suite 1245, Itasca, IL 60143
Symetra Equipment:
1.	Symetra-Owned Equipment: Symetra owns the AT&T Partner Telephony Systems and all telephony peripherals installed in the Boston, MA and Exton, PA offices as well as two (2) Secure IBM Infoprint 1532N MICR printers located in Bellevue, WA in Symetra/ACS/Xerox print center as of the Restatement Date.

2.	Symetra-Leased Equipment: None as of the Restatement Date.
ATTACHMENT B

ATTACHMENT C
TRANSITION PLAN
A Transition Plan relating to the re-solutioning of certain of the Services is attached hereto as of the Restatement Date. If applicable, additional Transition Plans may be developed by the Parties as provided in Section 2.3.1 of the Agreement and attached hereto.
ATTACHMENT C

ATTACHMENT C
TRANSITION

SERVICES RE-SOLUTIONING TRANSITION PLAN
1. Overview. This Transition Plan describes the Transition Services that will be provided by ACS beginning on the Restatement Date. With Symetra’s assistance, ACS shall accomplish the Transition in a transparent, seamless, orderly and uninterrupted manner, all as described in Section 2.3 of the Agreement.
2.	Definitions. For purposes of this Transition Plan, each of the following terms shall have the meaning indicated below:

•	“Detailed Transition Plan” means the detailed plan for the Transition, which plan shall be developed as described in Section 4(b) of this Transition Plan.

•	“Detailed Transition Schedule” means a detailed schedule, developed and maintained utilizing the Microsoft Project software, that includes dates and activities involved in the performance of the Detailed Transition Plan, with detailed action steps, milestones, and deliverables on a Service Tower-by-Service Tower basis.

•	“Interim Transition Plan” means the interim plan for the Transition, which plan is set forth on the attached Exhibit 1.

•	“Transition” means the transition from the manner in which the Services were being provided prior to the Restatement Date to the manner in which the Services will be provided as described in this Transition Plan.

•	“Transition Fees” means the total Fees for the Transition that are payable to ACS pursuant to Schedule 3.
For the avoidance of doubt, “Transition Plan” means and includes: (a) the terms of this document, including the Interim Transition Plan until the Detailed Transition Plan is developed and approved by Symetra as provided in Section 6 below; and (ii) thereafter, the terms of this document (excluding the Interim Transition Plan) and the Detailed Transition Plan.
3.	General. ACS shall perform the Transition Services that are ACS performance obligations under the Transition Plan and shall take primary responsibility for coordinating the activities of both Parties as necessary to ensure completion of the Transition on schedule with no or minimal disruption or degradation of Services to, or disruption to the business of, the Symetra enterprise. The Transition shall be performed commencing upon the Restatement Date and ending upon Symetra’s acceptance pursuant to Section 6 that the Transition has been satisfactorily completed.

4.	Plans.
     (a) Interim Transition Plan. The high-level requirements for the Transition are set forth in the Interim Transition Plan. Once completed and approved by Symetra, the Detailed Transition Plan will supersede the Interim Transition Plan.
     (b) Detailed Transition Plan. ACS shall provide to Symetra as soon as reasonably possible, but no later than as specified in the attached Exhibit 2, a fully detailed written draft of the proposed final Detailed Transition Plan. The Detailed Transition Plan shall include the projects, subprojects, activities, both Parties’ responsibilities, dependencies, timelines, milestones, Transition Critical Milestones (as defined below), work streams, resources, deliverables, Acceptance Criteria and readiness activities necessary to effectuate the Transition Plan pursuant to all Transition Critical Milestones in a manner that is consistent with:
•	the Interim Transition Plan;

•	the Transition Critical Milestones; and

•	the obligations set forth herein.
     (c) Supplemental Transition-Specific Plans. ACS shall provide to Symetra as soon as reasonably possible following the Restatement Date the following and any other mutually agreed to items:
(1)	A Change Management Plan, which shall include or define the following:

•	Program change management process;

•	Roles and responsibilities;

•	Change control board (CCB); and

•	Change request tracking and reporting.

(2)	A Communications Management Plan, which shall define the following:

•	Program structure, including program governance, organization, and roles and responsibilities;

•	Program communication schedule;

•	Program contacts;

•	Issue and action management process; and

•	Escalation management process.

(3)	A Schedule Management Plan, which shall define the following:

•	Schedule development;

•	Schedule management;

•	Schedule management roles and responsibilities; and

•	Schedule change control.

(4)	A Risk Management Plan, which shall define the following:

•	Risk definition;

•	Risk tracking tool;

•	Risk management process;

•	Risk management roles and responsibilities;

•	Risk escalation process; and

•	Key risk mitigation activities.

(5)	A Quality Management Plan, which shall define the following:

•	Quality management events;

•	Quality management roles and responsibilities; and

•	Quality management schedule.
     5. Transition Fees. Unless otherwise expressly agreed in writing by the Parties through the Change Management Procedures, the Transition Fees are the total amounts payable by Symetra for, or otherwise in relation to, the Transition.
     (a) The milestones for the Transition (“Transition Milestones”), some of which shall be designated as Critical Milestones for the Transition (“Transition Critical Milestones”), are set out in the table included in the attached Exhibit 2.
     (b) ACS shall receive a day-for-day extension, or other extension period as may be agreed by the Parties in writing, for each of the impacted Transition Critical Milestone Due Dates which are directly caused by a failure by Symetra (or any third party controlled by Symetra) to expressly perform an express Symetra performance obligation as specified in detail in the Detailed Transition Plan.
     6. Transition Acceptance. In respect of each deliverable required to be delivered by ACS as part of the Transition as specified in the Detailed Transition Plan (each, a “Deliverable”), ACS shall include the Acceptance Criteria reflecting the requirements of Section 6(b) below within the Detailed Transition Plan. After Symetra has approved the Detailed Transition Plan, any subsequent changes to the Acceptance Criteria, and subsequent dependencies or timing issues, shall be agreed between the Parties in accordance with the Change Management Procedures.
The Acceptance Criteria will, where appropriate, include the testing procedures and criteria for testing whether or not the Deliverable in question meets the relevant requirements (as set out in this Schedule or otherwise agreed between the Parties), including:
     (a) details of the criteria to be met and the results which must be produced if the Deliverable is to be considered to have met the Acceptance Criteria; and
     (b) the identity of the Party who shall undertake the acceptance tests.
7. Transition Reporting. ACS shall provide to Symetra a weekly written report, and an in-person oral presentation, as to the progress status with respect to completion of the activities and projects associated with the Transition until each of ACS’ responsibilities thereunder has been completed. Such reports shall be in the format jointly developed by the Parties in accordance with Section 2.11 of the Agreement.
ACS shall provide weekly updates on activities scheduled during the current agreed-upon reporting period, activities planned for the next agreed-upon reporting period, activities not completed as planned and the associated corrective action plan, outstanding issues affecting the progress of the Transition Plan, change control activity (including the cumulative changes, approved changes, rejected changes, and changes in progress), concerns, and recommendations.

Symetra and ACS will jointly develop the Transition report format within the first thirty (30) Business Days after the Restatement Date, which format shall, unless otherwise mutually agreed, include the following:
     (a) Performance of Transition activities against the Detailed Transition Plan, including task description, key person responsible, scheduled completion date, expected completion date, completion status, percentage of completion, and actual completion date.
     (b) Milestones achieved and/or not achieved and, where not achieved, the planned actions to address the failure.
     (c) Risks and issues associated with the Transition and plans and actions undertaken or planned to be undertaken to mitigate such risks and issues.
     (d) Any proposed changes to the current Detailed Transition Plan.
     (e) Such other information and planning as is reasonably necessary to ensure that all Transition activities are completed on schedule.
8. Transition Schedule Changes.
     8.1 Symetra Requested Changes. Upon written notice from Symetra specifying that Symetra desires ACS to suspend, extend or modify the timing of Transition activities, ACS will accommodate such request for the requested period of time. The Due Dates for the Transition Critical Milestones and other date-specific activities set out in the Interim Transition Plan and the Detailed Transition Plan shall be extended on a day-for-day basis, or such other duration as agreed between the Parties, equal to the length of the Transition schedule extension, suspension or modification requested by Symetra. All such changes will be subject to the Change Management Procedures.
     8.2 Financial Impacts. For all Transition suspensions, extensions or modifications under Section 8.1, the Parties will document such changes, and the impacts thereof, using the Change Management Procedures. For all such Transition changes, ACS shall use commercially reasonable efforts to maintain the availability of the ACS Transition team and Symetra shall not be charged any additional Transition Fees or other Fees as a result thereof. If a suspension, extension or modification is requested by Symetra, the timing of reengagement of ACS Transition resources will be dependent upon the availability of those resources that were redeployed as a result of a Symetra-requested change.
9. Transition Management. The ACS Transition manager is responsible for integrating the work activity across the multiple Transition program work streams during the period of Transition. Key Transition Deliverables to be produced and managed by ACS throughout this process include:
     (a) The Detailed Transition Plan.

     (b) A Detailed Transition Schedule.
     (c) The Supplemental management plans described in Section 4(c) of this Transition Plan.
     (d) Weekly status reports to update key stakeholders for Symetra and ACS on Transition progress and issues.
     (e) An issue log providing a summary of issues that must be addressed to ensure the Transition is successful and timely.

Exhibit 1
Interim Transition Plan
1.1 Transition Methodology. This Interim Transition Plan serves as a high-level overview of the requirements and necessary tasks associated with the Transition. This provides the basis for the development of the more specific Detailed Transition Plan to be developed by ACS following the Restatement Date.
In addition to all obligations set forth in this Transition Plan, the roles, responsibilities and project management processes used to manage the Transition are described in ACS’ supplemental set of management plans.
1.2 Transition Governance Team. The table below outlines the proposed roles and responsibilities of the Transition governance team. The Parties will convene within thirty (30) Business Days following the Restatement Date to confirm specific Transition governance roles and responsibilities.

Transition Role	Transition Responsibility
Transition Sponsors	•	Overall Transition leadership
	•	Visible executive support of Transition goals and objectives
	•	Resolution of escalated issues
	•	Support of Transition teams

Transition Lead Team (made	•	Detailed Transition Plan approvals
up of the four (4) positions	•	Final Management Plan approvals
described immediately below)	•	Detailed Transition Schedule approvals
	•	Confirm Transition scope and objectives
	•	Resource allocation
	•	Resolution of escalated issues
	•	Key decision approvals
	•	Function as Transition Change Control Board
	•	Meet regularly with Service Tower Transition managers
	•	Visible support of Transition teams

Symetra Transition Executive	•	Manage overall Transition relationship with ACS and work with ACS SBU manager
	•	Approval point for Transition Plan
	•	Approval point for critical deliverables
	•	Approval point for Transition acceptance sign-off
	•	Communicate Transition information to Symetra’s executive team
	•	Resolve escalated issues

ACS SBU Manager	•	Foster strong, reliable communications within Transition team and Symetra
	•	Oversight and coordination of all Transition-related contract activities
	•	Implement governance model for ongoing relationship with Symetra

Transition Role	Transition Responsibility
	•	Contract budget responsibility
	•	Assume responsibility for operations on Commencement Date

Symetra Transition Manager	•	Oversight of Symetra’s Transition activities
	•	Obtain appropriate Symetra Transition team staffing
	•	Interface with ACS Transition manager for Transition-related activities
	•	Assist ACS Transition manager with development of the detailed Transition Plan, schedule and supplemental management plans
	•	Report status of Symetra Transition activities
	•	Attend and contribute to required Transition meetings

ACS Transition Manager	•	Oversight and coordination of Transition activities
	•	Obtain appropriate Transition management team staffing
	•	Develop, obtain sign-off, execute and maintain detailed Transition plan
	•	Develop, obtain sign-off, execute and maintain supplemental management plans
	•	Develop, obtain sign-off, execute and maintain Transition schedules
	•	Serve as the primary interface to Symetra and ACS Transition teams
	•	Develop and publish applicable Transition status reports
	•	Conduct required daily and weekly Transition status meetings
	•	Execute formal Transition closure process, including acceptance sign-offs, satisfaction surveys and lessons learned feedback sessions
Table — 1 Transition Governance Roles and Responsibility
1.4 Symetra Transition Staffing Requirements.

Symetra Role	Responsibilities and Skill Set Required		Hours per Week
Symetra Transition Manager	•	Approve Transition Plan and schedule	100 percent of one person’s time
	•	Manage Symetra’s obligations under the Transition Plan
	•	Work with ACS Service Tower Transition manager for Service Tower- related Transition activities	is required
	•	Help ACS Transition manager develop, execute and maintain Detailed Transition Plan, management plans and Detailed Transition Schedule
	•	Attend and contribute to required Transition meetings.

Transition Team Members (a limited number of	•	Participate in testing and production cutover activities as required	10-30 percent of one person’s time

Symetra Role	Responsibilities and Skill Set Required		Hours per Week
Symetra resources will comprise the core Transition team from Symetra and additional Symetra Transition resources will be allocated as required for various project phases)	•	Provide input to ACS knowledge transfer activities	is required for each operational area
2.0 Transition Approach. The following descriptions summarize the Transition approach.
2.1 Data Center Services.
2.1.1 Server Monitoring and Management Location and Tool Changes. ACS will move monitoring responsibility from the NW Service Center located in the US to similar facilities in India and Mexico. ACS support staff will conduct knowledge transfer through a combination of onsite visits and web conferences.
In order to enhance the management and reporting of the environment, ACS will implement the following tools:
•	BladeLogic (replacement for SMS)

•	NimSoft NimBUS

•	Athene

•	EMC Backup Advisor
The table below summarizes the overall Transition approach to install each of the tools. Given the server image volume (371), ACS estimates the duration of the tools rollout to be approximately two (2) months. During detailed planning, ACS will work with Symetra to determine the optimum time to complete the rollout.

Tool	Implementation Approach
BladeLogic	•	Configure BladeLogic Hub server
	•	Import servers into tool
	•	Conduct end-to-end connection testing

NimBUS	•	Install NimBUS Hub software
	•	Install and test probes

Athene	•	Test approach
	•	Install agents on servers
	•	Add servers as nodes to System Manager
	•	Configure Capacity Reporting

Backup Advisor (formally	•	Complete preparatory activities
WysDM)	•	Install server at data center
	•	Install NetBackup agents
	•	Configure reporting
Table 2—Tool Installation Approach

2.1.2 Virtualization. ACS will increase the number of VMWare instances from approximately 157 to approximately 271 by refreshing the existing 11 VM virtual hosts with improved multi-core CPU processing server hardware and leveraging the performance gains from the recently released VMware ESX 4.0 software version known as vSphere 4.
At the start of Transition, ACS will order the required hardware. Concurrently with this activity, ACS will run capacity planner for approximately thirty (30) days to validate the VM server candidates and finalize the virtual host server configurations. Then ACS will rack, install and configure the VM hosts. Finally, ACS will move approximately 114 images to the VM Hosts. Given this number, ACS expects the data migration to be approximately six (6) months after the VM hosts are configured. However, ACS will confirm or modify this time estimate based on detailed Transition planning in collaboration with Symetra. The inputs that ACS will gather during planning will include outage time constraints from the application business owners, server move group dependencies, and dependencies and constraints on other projects. ACS will follow the Change Management Procedures throughout Transition and will limit the number of simultaneous changes to the environment in order to mitigate the risk of any problems.
For virtual host servers that are targeted for the EMC vCenter Lifecycle manager product, ACS will install and enable this feature approximately two (2) to three (3) weeks after the Virtual Host Server is production ready.
ACS will perform the EMC vCenter Lab manager installation, set-up, and configuration of VMware vCenter Lab Manager 3.0 Edition product by repurposing a minimum of three (3) existing Virtual Host Servers to establish the environment. ACS assumes service availability expectations only apply to the ESX Host Server. ACS expects this to take approximately forty-five (45) to sixty (60) days after the server hardware is available to be repurposed.
2.1.3 Refresh Server Hardware. ACS will replace servers that are not planned for virtualization according to the refresh requirements set forth in Attachment F. ACS will begin installation and configure these servers within approximately two (2) months following the Restatement Date. ACS will work with Symetra to determine the optimum time to cutover production to the refreshed environment. Some of these refreshed servers will be used to facilitate the upgrade to the Exchange 2007 environment. The messaging upgrade is dependent on this server refresh.
2.1.4 SAN Upgrade. ACS will procure the SAN frame during the Transition period. ACS will provision the SAN frame, install it at the Symetra data center, and then move the data in parallel with the virtualization project. During detailed planning, the Parties will determine when specific server instances and their associated storage will move over an estimated six (6)-month timeframe. The SAN hardware is also a requirement for the move to Exchange 2007 and the backup pool storage upgrade.
2.1.5 Backup Infrastructure Upgrade. ACS will upgrade the backup infrastructure with the following changes to the environment:
•	Upgrade from LTO 2 to LTO 4

•	Upgrade the server from a Windows to a Unix platform

•	Include addition of backup to disk storage
ACS expects to complete this activity within four (4) months following the Restatement Date.
2.1.6 Messaging. ACS will virtualize and upgrade the messaging environment to Exchange 2007. ACS will build the target environment in Hillsboro, OR. This environment will be part of the refresh and virtualization efforts discussed above. ACS will move mailboxes using native Exchange tools and use a standard over-the-wire migration to this data center. ACS will work with Symetra to define the migration groups. Then ACS will conduct the migration in a phased manner, starting with a small pilot of IT users. Currently, ACS estimates the migration will take three (3) weeks after the infrastructure is available.
2.1.7 Mainframe Processor Refresh. ACS will refresh the mainframe from a z890 to a z10 zSeries processor by June 2010. ACS will begin procurement and planning to meet this date. After procurement, ACS will install the mainframe and perform customization. The mainframe location will remain the same and ACS will run cables to the new environment.
2.1.8 Mainframe DASD Upgrade. ACS will upgrade the DASD from DMX1 to DMX4 by June 2010. ACS will provision and plan the upgrade to meet this date. Once the new frame is provisioned and installed, ACS anticipates three (3) weeks to migrate the data. During detailed planning, ACS will determine whether to use either TDMF or EMC’s SRDF technology to migrate data between the frames.
2.1.9 Boundary Services and Email Encryption. ACS will transition Symetra off the Mail Marshall solution by the end of the Mail Marshal contract date, May 31, 2010. Approximately two (2) months prior to decommissioning Mail Marshal, ACS will begin the implementation of an Ironport solution. The implementation includes defining policies, implementing them with Cisco, testing and running the service in parallel for some period before cutover. Symetra will have the encryption service included at the cutover to Iron Port.

2.2 Distributed Computing Services. Upon renewal, ACS will use the LogMeInRescue tool to assist End-Users with desktop support. This service will be available at the start of Transition.
2.3 Data Network Services. Currently, ACS is monitoring network devices for up/down status. With the implementation of additional tools, the ACS network operations center will be able to gather additional data on devices. The Transition approach is as follows:
•	Load devices into Voyence configuration management tool

•	Load devices into SevOne for fault management and performance management

•	Load devices into AppCritical for end-to-end performance testing

•	Verify devices in asset management system

•	Update network documentation as needed
Since ACS already has access to these devices, ACS estimates that the rollout of the new tools will be complete within sixty (60) days following the Restatement Date. Over the first thirty (30) days following the Restatement Date, ACS will gather data for new reports and provide Symetra with the reports in accordance with the usual report delivery schedule.
2.4 Voice Network Services. ACS will implement the Reliatel tool for voice management as part of Transition. ACS estimates that this rollout will take sixty (60) days following the Restatement Date. Since ACS already has network connectivity established between Symetra and ACS, this implementation is relatively short. Prior to the rollout, ACS will validate that the Symetra PBX is connected to the Symetra network and has a NIC available. The NIC will allow the ACS VoIP team to connect to the PBX.
Once connected, the ACS VoIP team will configure Reliatel and set up reporting over the course of a week. During the following week, ACS will provide training on the tool to the support team.
2.5 Help Desk Services. The help desk will begin using the new Remedy solution for its ticketing system and will require training on this tool. There are no other changes to the current help desk Services.

Exhibit 2
Transition Milestones
The Detailed Transition Plan will designate some of the milestones listed below for the Transition as Transition Critical Milestones, and for each of these Transition Critical Milestones, a Due Date will be established. The Due Dates are subject to change based on mutual agreement of the Parties during detailed planning. The dates in the mutually agreed Detailed Transition Plan will supersede any dates referenced in this Exhibit 2. The Parties will convene no later than forty-five (45) calendar days following the Restatement Date to finalize the Detailed Transition Plan and the Detailed Transition Schedule, including identifying Transition Critical Milestones and Due Dates. All time durations in the table below are expressed in Business Days.

Symetra Currently
Scheduled Key Event	Description/Comments	Due Date
Deliver Detailed Transition Plan and Detailed Transition Schedule	• ACS developed and delivered Detailed Transition Plan that describes the specific Transition activities to be performed by ACS and Symetra during Transition.	Restatement Date [***]
• ACS developed and delivered Detailed Transition Schedule.

Update Disaster Recovery Plan	As the environment at Symetra changes, ACS will update the Disaster Recovery plan accordingly.	Date dependant on environment changes (typically within [***] Business Days after the completion of the last infrastructure change associated with this Transition)

Security Risk Assessment	ACS and Symetra will conduct a joint assessment of the technical and non-technical risks in the Symetra environment based upon a comprehensive review of Symetra Risk Management polices and guidelines, and ACS will deliver a remediation roadmap. This roadmap will be used by Symetra and ACS in the governance process to manage the remediation of the identified risks.	Restatement Date [***]

AMP	The ACS management platform for problem, request, change management and reporting will be available.	Restatement Date [***]

ID Management	ACS will implement Novell ID management in the Symetra environment and integrate it with AD and Exchange.	Restatement Date [***]

Server Monitoring Transition	ACS will transition server monitoring responsibility from the current NW Service Center in the US to ACS’ Mexico and India service locations.	Dependant on Server Tools and AMP completion

Server Tools Transition	ACS will install BladeLogic, Athene, NimBUS and Backup Advisor in the server environment.	Restatement Date [***]

Server Hardware Refresh	ACS will procure and begin installation of	Restatement Date

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Currently
Scheduled Key Event	Description/Comments	Due Date
	approximately fifty-six (56) servers. Actual cutover to production date will be in the Detailed Transition Plan.	[***]

Server Virtualization	ACS will upgrade and add to the VM Host servers. ACS will virtualize additional images and migrate a total of approximately 356 images to the new VM Host servers.	Restatement Date [***]

SAN Hardware Upgrade	ACS will upgrade the SAN and migrate data to the new SAN in parallel with the virtualization project.	Restatement Date [***]

Backup Infrastructure Upgrade	ACS will upgrade the current backup infrastructure.	Restatement Date [***]

Mainframe	ACS will upgrade the processes and DASD per the Detailed Transition Plan.	[***]

Messaging upgrade	ACS will upgrade the current messaging environment to Exchange 2007.	Infrastructure ready [***]

Remote Desktop Support	ACS will offer end users the option to assist then with desktop support remotely using the LogMeInRescue tool.	Restatement Date [***]

Implement Data Network Tools	ACS will install Voyence, SevOne and AppCritical tools on the network devices.	Restatement Date [***]

Implement Voice Tool	ACS will implement Reliatel.	Restatement Date [***]

Audit and Reconcile Software and update Attachment L	ACS will audit and categorized all Software used to provide Services. As a result of that audit and with Symetra’s agreement, ACS will update Attachment L.	To be determined at Transition planning.

Transition Complete	ACS completes the Transition in a manner compliant with the Detailed Transition Plan and Detailed Transition Schedule.	As provided in the approved Detailed Transition Plan.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

ATTACHMENT D
FORM OF IN-SCOPE SERVICE REQUEST
The In-Scope Service Request form is maintained electronically and is accessible at the following website link:
http://istar/app/SRProcess/index.cfm?iStarAPI_headerSmall=1&attributes_fuseaction=NewSR
ATTACHMENT D

ATTACHMENT E
ACS KEY PERSONNEL
Each of the following individuals constitutes Key Personnel under the terms of the Agreement:

Position	Name
ACS Project Executive	[***]

ACS Service Delivery Manager (All Service Towers)	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
ATTACHMENT E

ATTACHMENT F
EQUIPMENT REFRESH
Subject to the terms of Section 2.5 of the Agreement, ACS’ Equipment Refresh obligations shall include replacing each item of ACS Equipment in advance of the applicable Equipment manufacturer’s projected end-of-life or obsolescence date. The estimated refresh schedule for specific items of ACS Equipment is as follows:

Estimated Equipment Refresh Schedule
ACS Equipment Type	(Time Measured From In-Service Date)
Server	[***] hours

Mainframe and peripherals	[***] hours

Routers and data communications equipment	[***] hours

Storage, including storage area networks, worm storage, virtual tape storage and server-based storage	[***] hours

Telecommunications equipment (e.g., telephone switch and handsets)	As required to support new feature sets or discontinued equipment; estimated between [***] hours

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
ATTACHMENT F

ATTACHMENT G
SHARED RESOURCES
Software:
•	iStar* proprietary web portal, and associated proprietary tools and systems owned and operated by ACS, including but not limited to SRP, iDrive, and CrystalReports.

•	Category 5 Software which is content management software, including but not limited to MCP and ACS Capture.

•	Monitoring systems software, including but not limited to HP Openview, Micromuse NetCool, and IBM Tivoli.
Hardware:
•	Facilities support, including but not limited to HVAC, electrical power distribution and backup, fire suppression, and equipment racks.

•	Network infrastructure, including but not limited to core network switches and routers, cable plant, and monitoring tools.

•	Storage area network (“SAN”), including but not limited to SAN switches, drive arrays, cable plant, and monitoring tools. Symetra data will be segregated on dedicated physical volumes.

•	Print and mail hardware including but not limited to inserters, sorters, high speed printers and velo binders.

•	Image capture hardware including but not limited to scanners, sorters and bar code readers.

*	To be replaced by Compass web portal per Transition Plan
ATTACHMENT G

ATTACHMENT H
ASSIGNED CONTRACTS
[None as of the Restatement Date]
ATTACHMENT H

ATTACHMENT I
MANAGED CONTRACTS
As of the Restatement Date, the Managed Contracts are as follows:
1.	Avaya maintenance contracts for the Partner Telephony Systems located at the Boston, MA and Exton, PA Symetra Sites.

2.	Two (2) Secure IBM Infoprint 1532N MICR located in Bellevue, WA in Symetra/ACS/Xerox print center.
ATTACHMENT I

ATTACHMENT J
INVOICE FORMAT
[Attached Hereto]
ATTACHMENT J

Invoice Number 00000000 DATE: Month Day, Year INVOICE TO: Symetra Financial Attn: [Name] 777 108th Ave NE, Suite 1200 Bellevue, WA 98004-5135 U.S.	Customer No: SYM001 Invoice Account Number SYM001 Customer A/R Number PLEASE REMIT TO: ACS Commercial Solutions, Inc. Attn: Accounts Receivable P.O. Box 200790 Dallas, TX 75320-0790 U.S.
DESCRIPTION	AMOUNT

Resource Utilization Charges	0.00

Third Party Charges	0.00

Recurring Charges	0.00

SUB-TOTAL	$0.00
TAX	$0.00

TOTAL AMOUNT DUE	$0.00

Final Billing Summary Report
Billing Period: Month 2004	Page: 1
Posting Date: 00/00/2004

Customer Number: SYM001	Customer Name: Symetra Financial			CPU Type:
				CPU Factor:	1.00 relative to

	Resource Name	Number Of Units	Unit Type		Bill Rate	Tier Amount	Bill Amount
Utilization Charges:

Recurring Charges:

Invoice Account Tax
Invoice Account Total	Account SYM001 Amt of Invoice						0.00

Invoice Number 00000000 DATE: Month, Day, Year INVOICE TO: Symetra Financial Attn: [Name] 777 108th Ave NE, Suite 1200 Bellevue, WA 98004-5135 U.S.	Customer No: SYM001 Invoice Account Number SYM002 Customer A/R Number PLEASE REMIT TO: Affiliated Computer Services, Inc. Attn: Accounts Receivable P.O. Box 200790 Dallas, TX 75320-0790 U.S.
DESCRIPTION	AMOUNT

Resource Utilization Charges	0.00

Third Party Charges	0.00

Recurring Charges	0.00

Customer Credits	0.00

SUB-TOTAL	$0.00
TAX	$0.00

TOTAL AMOUNT DUE	$0.00

Final Billing Summary Report
Billing Period: Month 2004	Page: 1
Posting Date: 00/00/2004

Customer Number: SYM001	Customer Name: Symetra Financial			CPU Type:
				CPU Factor:	1.00 relative to

	Resource Name	Number Of Units	Unit Type		Bill Rate	Tier Amount	Bill Amount
Credits:
	RRC/	0.000000			0.000000		0.00
	Baseline 0/Difference 0.00 @ $0.00

Third Party Charges:

Invoice Account Tax							0.00
Invoice Account Total	Account SYM002 Amt of Invoice						0.00

Billing Description Report
Billing Period: Month 2004	Page: 1
Posting Date: 00/00/2004

Customer Number: SYM001	Customer Name: Symetra Financial			CPU Type:
Invoice Account: SYM002				CPU Factor:	1.00 relative to

	Resource Name	Number Of Units	Unit Type		Bill Rate	Tier Amount	Bill Amount
Credits:
RRC/	Baseline /Difference

Third Party Charges:
Baseline /Actual

ATTACHMENT K
HIPAA TERMS
The Agreement contemplates that: (1) ACS will perform certain Services for the benefit of Symetra and/or certain of its Affiliates; and (2) in connection therewith, ACS may have access to certain Protected Health Information “PHI”) collected, maintained, transmitted or otherwise used by Symetra and/or one (1) or more Symetra Affiliates (whether in their capacity as a Covered Entity or as a Business Associate of another Covered Entity) (collectively referred to herein as “Symetra PHI”).
1. HIPAA Privacy Regulations.
(a) General. ACS acknowledges that it is a Business Associate or sub-Business Associate of Symetra for purposes of HIPAA’s Standards for Privacy of Individually Identifiable Health Information (as the same may have been and/or may be amended from time-to-time, the “Privacy Regulations”). ACS shall comply with the provisions set forth in Addendum 1 to this Attachment K with respect to Symetra PHI. By this reference, the additional HITECH Act requirements that relate to privacy and that are made applicable with respect to Covered Entities are incorporated herein and shall be applicable to ACS (see Section 13404(a) of the HITECH Act).
(b) Uses and Disclosures of Protected Health Information. ACS shall Use and Disclose Symetra PHI only as minimally necessary to perform its obligations under the Agreement and/or as otherwise authorized by Symetra in writing.
(c) Failure to Comply with HIPAA Obligations.
     (i)  Mitigation Obligation. If ACS has violated any of its obligations under this Section 1, at its sole cost and expense, ACS immediately shall take commercially reasonable steps to mitigate the harmful effects of such violation, if any.
     (ii)  Opportunity to Cure; Termination. If ACS notifies Symetra, or Symetra otherwise has reason to believe, that ACS has violated a material term of any of the requirements set forth in this Section 1, and a cure of such violation is possible, not later than five (5) calendar days following Symetra’s request, the Parties shall meet (in person or by telephone, as requested by Symetra) to discuss Symetra’s concerns. Following such meeting, ACS shall advise Symetra whether it agrees or disagrees with Symetra’s concerns. If ACS agrees with Symetra’s concerns, not later than five (5) calendar days after such meeting, ACS shall propose to Symetra a plan for addressing Symetra’s concerns (the “Corrective Plan”) and, if necessary, the Parties thereafter shall engage in good faith discussions in an effort to reach agreement on the terms of the Corrective Plan. If ACS materially fails to implement the terms of the mutually agreed Corrective Plan, then, in addition to any other rights and remedies that may be available to Symetra, upon written notice to ACS, Symetra shall have the right to terminate the Agreement and any or all country-specific agreements either in their entirety or as they relate to Symetra only. If ACS disagrees with Symetra’s concerns, then the Parties will engage in good faith discussions at successively higher levels of management until the Problem has been resolved. Notwithstanding the foregoing, if the Parties are unable to reach agreement on the terms of the Corrective Plan or otherwise
ATTACHMENT K

are unable to reach agreement with respect to Symetra’s concerns within sixty (60) calendar days following Symetra’s initial request for a meeting as described above, and Symetra has determined that ACS has violated a material term of any of its HIPAA-related obligations hereunder, then, upon written notice to ACS, Symetra shall have the right to terminate the Agreement and any or all country-specific agreements either in their entirety or as they relate to Symetra only.
     (iii)  No Opportunity to Cure; Termination. If ACS notifies Symetra, or Symetra otherwise has reason to believe, that ACS has violated a material term of any of the requirements set forth in this Section 1 and a cure of such violation is not possible, Symetra shall have the right upon written notice to ACS to terminate the Agreement and any or all country-specific agreements either in their entirety or as they relate to Symetra only.
     (iv)  Effect of Termination. Any termination of the Agreement and/or any country-specific agreements as provided herein shall be without liability or further obligation on the part of Symetra to ACS, except for those provisions that would, by their nature, survive any termination of the Agreement and/or any country-specific agreement.
(d) State Law Requirements. Any Use or Disclosure of Symetra PHI by ACS shall be made in accordance with More Stringent state laws and regulations and as ACS may be specifically instructed by Symetra; provided, however, that ACS shall continue to be bound by and comply with the terms and conditions of this Attachment K to the extent such terms and conditions do not conflict with the applicable laws and regulations of such states.
(e) Audit Rights. Upon Symetra’s request, but no more often than once annually except: (a) as necessary for Symetra to respond to any regulatory requirement or inquiry; or (b) as deemed reasonably necessary by Symetra as a result of Symetra’s good faith belief that ACS has breached any of its obligations under this Attachment K, and not later than ten (10) calendar days following Symetra’s request (unless the terms of subsection (a) apply, in which case such time period shall be five (5) calendar days following Symetra’s request), ACS shall make available to Symetra its internal practices, books and records relating to the Use and Disclosure of Protected Health Information received from, or created or received by ACS on behalf of, Symetra in order to permit Symetra to confirm and/or investigate ACS’ compliance with its HIPAA-related obligations (including any obligations under applicable state laws and regulations) hereunder. ACS shall cooperate with Symetra in all reasonable respects in connection with such audits.
(f) ACS’ Employees, Agents, Representatives and Subcontractors. ACS represents and warrants that ACS Personnel who will or may potentially have access to Symetra PHI will have been provided with general HIPAA-related training and education as well as specific knowledge of ACS’ HIPAA-related responsibilities and contractual requirements to Symetra (including applicable state laws and regulations to the extent that ACS has received written instructions from Symetra concerning More Stringent state laws and regulations), in each case prior to being allowed to have access to Symetra PHI. At Symetra’s request, ACS will provide Symetra with all information reasonably requested by Symetra regarding the training provided to those ACS Personnel who will or potentially may have access to Symetra PHI. ACS further represents and warrants to Symetra that it will impose appropriate sanctions on any employee and will take appropriate action under its contract with any agent, representative, contractor and/or Subcontractor
ATTACHMENT K

of ACS if such Person violates any of ACS’ HIPAA-related obligations under this Attachment K, and agrees, at Symetra’s request if the violation is egregious or recurring in nature, to prevent any such employee, agent, representative, contractor and/or Subcontractor from having any further access to Symetra PHI.
(g) Aggregate Data. Without the express prior written consent of Symetra, ACS shall not have the right to engage in Data Aggregation activities with respect to Symetra’s data, whether or not such data constitutes Symetra PHI.
(h) Defined Terms. Capitalized terms used in the opening paragraph, in this Section 1, in Addendum 1 and/or Addendum 2 but not defined herein shall have the meanings ascribed to them in the Agreement and/or in the Privacy Regulations, as applicable. If a capitalized term is defined in both the Agreement and in the Privacy Regulations, the definition in the Privacy Regulations shall apply.
(i) Interpretation. Any ambiguity in any term or condition of the Agreement, including this Attachment (including Addenda 1 and 2), or any inconsistency between any term or condition of the Agreement and this Attachment (including Addenda 1 and 2), shall be resolved in favor of a meaning that permits Symetra to comply with the Privacy Regulations.
2. HIPAA Electronic Transactions Standards.
(a) General. If ACS agrees to conduct on behalf of Symetra all or part of any Transaction covered under HIPAA’s Standards for Electronic Transactions (as the same may have been and/or may be amended from time-to-time, the “Electronic Transactions Regulations”), then ACS shall conduct, and cause its employees, agents and subcontractors to conduct, such Transactions as standard transactions under the Electronic Transactions Standards.
(b) Defined Terms. Capitalized terms used in this Section 2 but not defined herein shall have the meanings ascribed to them in the Agreement and/or the Electronic Transactions Regulations, as applicable. If a capitalized term is defined in both the Agreement and in the Electronic Transactions Regulations, the definition in the Electronic Transactions Regulations shall apply.
3. HIPAA Security Regulations.
     3.1 General. Symetra and ACS are required to comply with HIPAA’s security standards, which were issued in their final form on February 20, 2003 (as the same may have been and/or may be amended from time to time, the “Security Regulations”). In connection therewith, ACS shall: (a) implement safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of the electronic Symetra PHI that it creates, receives, maintains or transmits on behalf of Symetra; (b) ensure that any agent, including a subcontractor, to whom ACS provides this information agrees to implement reasonable and appropriate safeguards; (c) report to Symetra any security incident of which it becomes aware; and (d) make ACS’ policies and procedures, and documentation required by the Security Regulations relating to such safeguards, available to the Secretary for purposes of determining Symetra’s compliance with the Security Regulations. Without limiting any other rights and remedies that may then be
ATTACHMENT K

available to Symetra, Symetra shall have the right to terminate the Agreement and any or all country-specific agreements, either in their entirety or as they relate to Symetra only, immediately and without penalty upon written notice by Symetra to ACS if Symetra determines that ACS has violated a material term of this Section.
     3.2 HITECH Act. By this reference, the additional HITECH Act requirements that relate to security and that are made applicable with respect to Covered Entities are incorporated herein and shall be applicable to ACS (see Section 13401(a) of the HITECH Act), except that within thirty (30) days following the discovery (as “discovery” is described in Section 13402(c) of the HITECH Act) of a breach of unsecured Symetra PHI (as “unsecured PHI” is defined in Section 13402(h) of the HITECH Act), ACS shall notify Symetra of such breach (which notice must include the information required to be included therein under Section 13402(b) of the HITECH Act).
4. Changes or Modifications to HIPAA and/or HIPAA Regulations.
     4.1 General. If, following the Restatement Date, HIPAA and/or any of the HIPAA regulations are modified and/or additional laws or regulations affecting Covered Entities and/or Business Associates are issued (whether pursuant to HIPAA or otherwise) (each, a “Modification”) and, as a result, Symetra determines that modifications to the terms of the Agreement are required in order for Symetra to comply with such Modification(s) (including by way of example and not of limitation, if additional provisions are required to be included in agreements between Covered Entities and Business Associates), promptly following Symetra’s request, the Parties shall engage in good faith negotiations regarding any modifications to the terms of this Agreement that may be necessary or appropriate. If the Parties are unable to agree on any such modifications to the terms of the Agreement following such good faith negotiations, which negotiations shall not exceed sixty (60) calendar days from the date of Symetra’s request for negotiations unless otherwise agreed to by the Parties, then following expiration of such sixty (60) calendar day period, Symetra shall have the right, at its option, to terminate the Agreement and any or all country-specific agreements as of a date specified in a notice of termination to ACS, which date shall be any date on or before the applicable compliance date relating to such Modification. Such termination shall be without liability or further obligation on the part of Symetra to ACS, except for those provisions that would, by their nature, survive any termination of the Agreement.
     4.2 HITECH Act. The Parties acknowledge that the Secretary is required to publish additional HITECH Act-related guidance from time to time. Without limiting the generality of the terms set forth in the foregoing Section 4.1, if and to the extent such guidance impacts the terms set forth in this Attachment K, the Parties shall address such impacts in accordance with the terms set forth in the foregoing Section 4.1.
5. Indemnity for Third Party Claims. ACS shall indemnify, defend and hold Symetra and its Affiliates, as well as their respective members, directors, officers, shareholders, employees, agents, attorneys, successors and assigns, harmless from and against any and all Third-Party claims, damages, liabilities, judgments, fines, assessments and/or other losses or expenses (including reasonable attorneys’ fees) arising out of or relating to any failure by ACS to comply
ATTACHMENT K

with its HIPAA-related obligations (including any similar obligations under applicable state laws and regulations to the extent that ACS has received written instructions from Symetra concerning More Stringent state laws and regulations) under this Attachment.
6. Notices. Any notices required or permitted to be delivered to Symetra under this Attachment shall be delivered to the Persons identified in Section 19.5 of the Agreement and to Symetra’s Privacy Officer at the following addresses via facsimile or via overnight mail delivery:
Symetra Life Insurance Company
777 108th Avenue NE, Suite 1200
Bellevue, WA 98004-5135
Attn: Privacy Officer
Fax: (425) 256-6080
7. Injunctive Relief. ACS agrees that the remedies at law for any breach by it of the terms of this Attachment shall be inadequate and that monetary damages resulting from such breach are not readily measured. Accordingly, in the event of a breach or threatened breach by ACS of the terms of this Attachment, Symetra shall be entitled to immediate injunctive relief. Nothing herein shall prohibit Symetra from pursuing any other remedies that may be available to it for such breach, and the rights provided under this Attachment and the section(s) of the Agreement related to injunctive relief, if any, shall be cumulative.
ATTACHMENT K

ADDENDUM 1
BUSINESS ASSOCIATE REQUIREMENTS UNDER PRIVACY REGULATIONS
1. ACS shall not Use or further Disclose Symetra PHI except as permitted or required by the Agreement, including this Attachment, or as Required by Law.
2. ACS shall use appropriate safeguards to prevent Use or Disclosure of Symetra PHI other than as provided for in the Agreement, including this Attachment.
3. ACS shall report to Symetra any Use or Disclosure of Symetra PHI not permitted under the terms of the Agreement, including this Attachment, of which it becomes aware.
4. ACS shall ensure that any agents, including subcontractors, to whom ACS provides Symetra PHI received from, or created or received by ACS on behalf of Symetra, agree to the same restrictions and conditions that apply to ACS with respect to such Symetra PHI by causing such agents, including subcontractors, to execute a subcontract agreement with ACS that includes as an attachment substantially the same terms as the terms set forth in the attached Addendum 2.
5. If ACS maintains Symetra PHI in a Designated Record Set, at the request of Symetra, and in the time and manner designated by Symetra, ACS shall make available or provide access to such data in a Designated Record Set to Symetra (or to Individuals, if so directed by Symetra) in order to permit Symetra to satisfy the requirements of Section 164.524 of the Privacy Regulations.
6. If ACS maintains Symetra PHI in a Designated Record Set, at the request of Symetra, and in the time and manner designated by Symetra, ACS shall make any amendments to such data in a Designated Record Set that Symetra directs or agrees to pursuant to Section 164.526 of the Privacy Regulations.
7. ACS shall document any Disclosure of Symetra PHI as to which Symetra has an accounting obligation under Section 164.528 of the Privacy Regulations and information related to such Disclosure as required for Symetra to respond to a request by an Individual for an accounting of Disclosures of Protected Health Information in accordance with Section 164.528 of the Privacy Regulations.
8. At the request of Symetra, and in the time and manner designated by Symetra, ACS shall make available and provide to Symetra (or to an Individual, if so directed by Symetra) the information collected in accordance with Section 7 above to permit Symetra to respond to a request by an Individual for an accounting of Disclosures of Protected Health Information in accordance with Section 164.528 of the Privacy Regulations.
9. ACS shall make available its internal practices, books and records relating to the Use and Disclosure of Symetra PHI received from, or created or received by ACS on behalf of Symetra, available to Symetra, or at the request of Symetra, to the Secretary, in a time and manner designated by Symetra or the Secretary, for purposes of the Secretary determining Symetra’s compliance with the Privacy Regulations.
ADDENDUM 1 TO ATTACHMENT K

10. Upon termination or expiration of the Agreement, if feasible, ACS shall return or destroy all Symetra PHI received from, or created or received by ACS on behalf of Symetra, that ACS still maintains in any form and retain no copies of such Symetra PHI. If such return or destruction of Symetra PHI is not feasible, the terms and conditions of the Agreement and this Addendum that are applicable to Symetra PHI shall survive termination or expiration of the Agreement for as long as ACS retains Symetra PHI, and ACS shall comply with such terms and conditions and shall limit its further Uses and Disclosures of such Symetra PHI to those purposes that make the return or destruction of Symetra PHI infeasible. ACS shall include a similar provision regarding return or destruction of Symetra PHI upon termination of its contracts with any subcontractor or agent.
ADDENDUM 1 TO ATTACHMENT K

ADDENDUM 2
HIPAA REQUIREMENTS FOR ACS SUBCONTRACT AGREEMENTS
1. HIPAA Privacy Regulations.
(a) General. Subcontractor acknowledges that it is an indirect Business Associate of Symetra and/or one of its affiliates (collectively for purposes of this Attachment, “Symetra”) for purposes of the HIPAA Standards for Privacy of Individually Identifiable Health Information (as the same may have been and/or may be amended from time-to-time, the “Privacy Regulations”). Subcontractor shall comply with the provisions set forth in Appendix 1 to this Addendum with respect to the Protected Health Information collected, maintained, transmitted or otherwise used by Symetra (collectively referred to herein as “Symetra PHI”). By this reference, the additional HITECH Act requirements that relate to privacy and that are made applicable with respect to Covered Entities are incorporated herein and shall be applicable to Subcontractor (see Section 13404(a) of the HITECH Act).
(b) Uses and Disclosures of Protected Health Information. Subcontractor shall Use and Disclose Symetra PHI only as minimally necessary to perform its obligations under its agreement with ACS (the “Subcontract Agreement”) and/or as otherwise authorized in writing by ACS or Symetra.
(c) Failure to Comply With HIPAA Obligations.
     (i) Mitigation Obligation. If Subcontractor has violated any of its obligations under this Section 1, at its sole cost and expense, Subcontractor immediately shall take commercially reasonable steps to mitigate the harmful effects of such violation, if any.
     (ii) Opportunity to Cure; Termination. If Subcontractor notifies ACS and/or Symetra, or ACS and/or Symetra otherwise have reason to believe, that Subcontractor has violated a material term of any of the requirements set forth in this Section 1, and a cure of such violation is possible, not later than five (5) calendar days following ACS’ and/or Symetra’s request, Subcontractor, ACS and Symetra shall meet (in person or by telephone, as requested by Symetra) to discuss ACS’ and/or Symetra’s concerns. Following such meeting, Subcontractor shall advise ACS and Symetra whether it agrees or disagrees with ACS’ and/or Symetra’s concerns. If Subcontractor agrees with such concerns, not later than five (5) calendar days after such meeting, Subcontractor shall propose to ACS and Symetra a plan for addressing those concerns (the “Corrective Plan”) and, if necessary, Subcontractor, ACS and Symetra thereafter shall engage in good faith discussions in an effort to reach agreement on the terms of the Corrective Plan. If Subcontractor materially fails to implement the terms of the mutually agreed Corrective Plan, then, in addition to any other rights and remedies that may be available to ACS and Symetra, ACS and/or Symetra shall have the right to terminate the Subcontract Agreement. If Subcontractor disagrees with ACS’ and/or Symetra’s concerns, then Subcontractor, ACS and Symetra shall follow the dispute resolution procedures set forth in the Subcontract Agreement, if any, or if dispute resolution procedures are not specified therein, then Subcontractor,
ADDENDUM 2 TO ATTACHMENT K

ACS and Symetra shall engage in negotiations at successively higher levels of management until the dispute has been resolved. Notwithstanding the foregoing or any contrary provisions or terms in the Subcontract Agreement, if Subcontractor, ACS and Symetra are unable to reach agreement on the terms of the Corrective Plan or otherwise are unable to reach agreement with respect to ACS’ and/or Symetra’s concerns within ninety (90) calendar days following the initial request for a meeting as described above, then, upon written notice to Subcontractor, ACS and/or Symetra shall have the right to terminate the Subcontract Agreement if ACS and/or Symetra have determined that Subcontractor has violated a material term of any of its HIPAA-related obligations hereunder.
     (iii) No Opportunity to Cure; Termination. If Subcontractor notifies ACS and/or Symetra, or ACS and/or Symetra otherwise have reason to believe, that Subcontractor has violated a material term of any of the requirements set forth in this Section 1, and a cure of such violation is not possible, ACS and/or Symetra shall have the right to terminate the Subcontract Agreement upon written notice to Subcontractor.
     (iv) Effect of Termination. Any termination of the Subcontract Agreement shall be without liability or further obligation on the part of ACS or Symetra to Subcontractor, except for those provisions that survive any termination of the Subcontract Agreement.
(d) State Law Requirements. Any Use or Disclosure of Symetra PHI by Subcontractor shall be made in accordance with More Stringent state laws and regulations and as ACS may be specifically instructed by Symetra; provided, however, that Subcontractor shall continue to be bound by and comply with the terms and conditions of this Addendum 2 to the extent such terms and conditions do not conflict with the applicable laws and regulations of such states.
(e) Audit Rights. Not later than five (5) calendar days following ACS’ or Symetra’s request, Subcontractor shall make available to ACS and Symetra its internal practices, books and records relating to the Use and Disclosure of Symetra PHI received from, or created or received by Subcontractor on behalf of Symetra (directly or indirectly), in order to permit ACS and Symetra to confirm and/or investigate Subcontractor’s compliance with its HIPAA-related obligations (including any obligations under applicable state laws and regulations) hereunder. Subcontractor shall cooperate with ACS and Symetra in all reasonable respects in connection with such audits.
(f) Subcontractor’s Employees, Agents, Representatives and Subcontractors. Subcontractor represents and warrants to ACS and Symetra that Subcontractor’s employees, agents and subcontractors who will or potentially may have access to Symetra PHI shall have been provided with general HIPAA-related training and education as well as specific knowledge of Subcontractor’s HIPAA-related responsibilities and contractual requirements to ACS and Symetra (including applicable state laws and regulations to the extent that ACS has received written instructions from Symetra concerning More Stringent state laws and regulations), in each case prior to being allowed to have access to Symetra PHI. At ACS’ or Symetra’s request, Subcontractor shall provide ACS and Symetra with all information reasonably requested by ACS or Symetra regarding the training provided to those Subcontractor employees, agents and subcontractors who will or may potentially have access to Symetra PHI. Subcontractor further represents and warrants to
ADDENDUM 2 TO ATTACHMENT K

ACS and Symetra that it will impose appropriate sanctions on any employee, and will take appropriate action under its contract with any agent and/or subcontractor of Subcontractor if such Person violates any of Subcontractor’s HIPAA-related obligations hereunder, and agrees, at ACS’ or Symetra’s request if the violation is egregious or recurring in nature, to prevent any such employee, agent and/or subcontractor from having any further access to Symetra PHI.
(g) Aggregate Data. Without the express prior written consent of ACS and Symetra, Subcontractor shall not have the right to engage in any type of data aggregation activities with respect to Symetra’s data, whether or not such data constitutes Symetra PHI.
(h) Defined Terms. Capitalized terms used in this Section 1 and in Appendix 1 but not defined herein shall have the meanings ascribed to them in the Privacy Regulations.
(i) Interpretation. Any ambiguity or inconsistency in any term or condition of the Subcontract Agreement (including this Addendum and Appendix 1) shall be resolved in favor of a meaning that permits Symetra to comply with the Privacy Regulations.
2. HIPAA Electronic Transactions Standards.
(a) General. If Subcontractor agrees to conduct on behalf of ACS and/or Symetra all or part of any Transaction covered under HIPAA’s Standards for Electronic Transactions (as the same may have been and/or may be amended from time-to-time, the “Electronic Transactions Regulations”), then Subcontractor shall conduct, and cause its employees, agents and subcontractors to conduct, such Transactions as standard transactions under the Electronic Transactions Standards.
(b) Defined Terms. Capitalized terms used in this Section 2 but not defined herein shall have the meanings ascribed to them in the Electronic Transactions Regulations.
3. HIPAA Security Regulations.
     3.1 General. Symetra and ACS are required to comply with HIPAA’s security standards, which were issued in their final form on February 20, 2003 (as the same may have been and/or may be amended from time to time, the “Security Regulations”). In connection therewith, Subcontractor shall: (a) implement safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of the electronic Symetra PHI that it creates, receives, maintains or transmits on behalf of Symetra; (b) ensure that any agent, including a subcontractor, to whom Subcontractor provides this information agrees to implement reasonable and appropriate safeguards; (c) report to Symetra any security incident of which it becomes aware; and (d) make Subcontractor’s policies and procedures, and documentation required by the Security Regulations relating to such safeguards, available to the Secretary for purposes of determining Symetra’s compliance with the Security Regulations. Without limiting any other rights and remedies that may then be available to Symetra or ACS, Symetra or ACS shall have the right to terminate the Subcontract Agreement immediately and without penalty upon written notice by Symetra or ACS to Subcontractor if either Symetra or ACS determines that Subcontractor has violated a material term of this Section.
ADDENDUM 2 TO ATTACHMENT K

     3.2 HITECH Act. By this reference, the additional HITECH Act requirements that relate to security and that are made applicable with respect to Covered Entities are incorporated herein and shall be applicable to Subcontractor (see Section 13401(a) of the HITECH Act), except that within thirty (30) days following the discovery (as “discovery” is described in Section 13402(c) of the HITECH Act) of a breach of unsecured Symetra PHI (as “unsecured PHI” is defined in Section 13402(h) of the HITECH Act), Subcontractor shall notify Symetra of such breach (which notice must include the information required to be included therein under Section 13402(b) of the HITECH Act).
4. Changes or Modifications to HIPAA and/or HIPAA Regulations.
     4.1 General. If, following the date of the Subcontract Agreement, HIPAA and/or any of the HIPAA regulations are modified and/or additional laws or regulations affecting Covered Entities and/or Business Associates are issued (whether pursuant to HIPAA or otherwise) (each, a “Modification”) and, as a result, Symetra or ACS determines that modifications to the terms of the Subcontract Agreement are required in order for Symetra or ACS to comply with such Modification(s) (including by way of example and not of limitation, if additional provisions are required to be included in agreements between Covered Entities and Business Associates), promptly following ACS’ or Symetra’s request, Subcontractor, ACS and Symetra shall engage in good faith negotiations regarding any modifications to the terms of the Subcontract Agreement that may be necessary or appropriate. If Subcontractor, ACS and Symetra are unable to agree on any such modifications to the terms of the Subcontract Agreement following such good faith negotiations, which negotiations shall not exceed sixty (60) calendar days from the date of ACS’ or Symetra’s request for negotiations unless otherwise agreed to by the Parties, then following expiration of such sixty (60) calendar day period, ACS and/or Symetra shall have the right to terminate the Subcontract Agreement as of a date specified in a notice of termination to Subcontractor, which date shall be any date on or before the applicable compliance date relating to such Modification. Such termination shall be without liability or further obligation on the part of ACS or Symetra to Subcontractor, except for those provisions that survive any termination of the Subcontract Agreement.
     4.2 HITECH Act. Subcontractor acknowledges that the Secretary is required to publish additional HITECH Act-related guidance from time to time. Without limiting the generality of the terms set forth in the foregoing Section 4.1, if and to the extent such guidance impacts the terms set forth herein, such impacts shall be addressed in accordance with the terms set forth in the foregoing Section 4.1.
5. Third-Party Beneficiary. Symetra is acknowledged to be a direct and intended third-party beneficiary of the terms of the Subcontract Agreement.
6. Indemnity for Third Party Claims. Subcontractor shall indemnify, defend and hold harmless ACS, Symetra and their respective Affiliates, and all of their members, directors, officers, shareholders, employees, agents, attorneys, successors and assigns, from and against any and all Third-Party claims, damages, liabilities, judgments, fines, assessments and/or other losses or expenses (including reasonable attorneys’ fees) arising out of or relating to any failure by Subcontractor
ADDENDUM 2 TO ATTACHMENT K

to comply with its HIPAA-related obligations (including any similar obligations under applicable state laws and regulations to the extent that Subcontractor has received written instructions from Symetra and/or ACS concerning More Stringent state laws and regulations) hereunder.
7. Notices. Any notices required or permitted to be delivered to ACS and/or Symetra hereunder shall be delivered to ACS and Symetra at the following addresses via facsimile or via overnight mail delivery:
If to ACS:
Affiliated Computer Services, Inc.
2828 N. Haskell Avenue, Bldg. 1
Dallas, Texas 75204
Attn: Chief Privacy Officer
Fax No.: (214) 584-5525
If to Symetra:
Symetra Life Insurance Company
777 108th Avenue NE, Suite 1200
Bellevue, WA 98004-5135
Attn: Privacy Officer
Fax: (425) 256-6080
8. Injunctive Relief. Subcontractor agrees that the remedies at law for any breach by it of the terms hereof shall be inadequate and that monetary damages resulting from such breach are not readily measured. Accordingly, in the event of a breach or threatened breach by Subcontractor of the terms hereof, ACS and/or Symetra shall be entitled to immediate injunctive relief. Nothing herein shall prohibit ACS and/or Symetra from pursuing any other remedies that may be available to them individually or jointly for such breach, and the rights provided hereunder and in any section(s) of the Subcontract Agreement related to injunctive relief, if any, shall be cumulative.
9. No Assignment or Subcontracting. Notwithstanding anything contained herein to the contrary, Subcontractor shall not assign, subcontract or delegate any of its obligations under the Subcontract Agreement without the prior written consent of ACS and Symetra.
10. HITECH Act Defined. “HITECH Act”, as the same may be amended from time to time, and including all official guidance and regulations issued pursuant thereto, means Title XIII of the American Recovery and Reinvestment Act of 2009, Pub. L. No. 111-5, the short title of which is the “Health Information Technology for Economic and Clinical Health Act” or “HITECH Act”.
ADDENDUM 2 TO ATTACHMENT K

APPENDIX 1 TO ADDENDUM 2
BUSINESS ASSOCIATE REQUIREMENTS UNDER PRIVACY REGULATIONS
     1. Subcontractor shall not Use or further Disclose Symetra PHI except as permitted or required by the Subcontract Agreement or as Required by Law.
     2. Subcontractor shall use appropriate safeguards to prevent Use or Disclosure of Symetra PHI other than as provided for in the Subcontract Agreement.
     3. Subcontractor shall report to ACS and Symetra any Use or Disclosure of Symetra PHI not permitted under the terms of the Subcontract Agreement of which it becomes aware.
     4. Subcontractor shall ensure that any agents, including subcontractors, to whom Subcontractor provides Symetra PHI received from, or created or received by Subcontractor on behalf of Symetra, agree to the same restrictions and conditions that apply to Subcontractor with respect to such Symetra PHI.
     5. If Subcontractor maintains Symetra PHI in a Designated Record Set, at the request of ACS or Symetra, and in the time and manner designated by ACS or Symetra, Subcontractor shall make available or provide access to Symetra PHI in a Designated Record Set to ACS or Symetra (or to Individuals, if so directed by ACS or Symetra) in order to permit Symetra to satisfy the requirement of and in accordance with Section 164.524 of the Privacy Regulations.
     6. If Subcontractor maintains Symetra PHI in a Designated Record Set, at the request of ACS or Symetra, and in the time and manner designated by ACS or Symetra, Subcontractor shall make available Symetra PHI for amendment and incorporate any amendments to Symetra PHI in a Designated Record Set that Symetra directs or agrees to, pursuant to and in accordance with Section 164.526 of the Privacy Regulations.
     7. Subcontractor shall document any Disclosure of Symetra PHI as to which Symetra has an accounting obligation under Section 164.528 if the Privacy Regulations and information related to such Disclosure as required for Symetra to respond to a request by an Individual for an accounting of Disclosures of Symetra PHI in accordance with Section 164.528 of the Privacy Regulations.
     8. At the request of ACS or Symetra, and in the time and manner designated by ACS or Symetra, Subcontractor shall make available and provide to ACS or Symetra (or to an Individual, if so directed by ACS or Symetra) the information collected in accordance with Section 7 above, and as required to provide an accounting of Disclosures in accordance with Section 164.528 of the Privacy Regulations.
     9. Subcontractor shall make available its internal practices, books and records relating to the Use and Disclosure of Symetra PHI received from, or created or received by Subcontractor on behalf of, Symetra (directly or indirectly) available to ACS or Symetra, or at the request of Symetra, to the Secretary, in the time and manner designated by ACS, Symetra or the
APPENDIX 1 TO ADDENDUM 2 TO ATTACHMENT K

Secretary, for purposes of the Secretary determining Symetra’s compliance with the Privacy Regulations.
     10. Upon termination or expiration of the Subcontract Agreement, if feasible, Subcontractor shall return or destroy all Symetra PHI received from, or created or received by Subcontractor on behalf of, Symetra (directly or indirectly) that Subcontractor still maintains in any form and retain no copies of such Symetra PHI. If such return or destruction of Symetra PHI is not feasible, the terms of the Subcontract Agreement that are applicable to Symetra PHI shall survive the termination or expiration of the Subcontract Agreement for as long as Subcontractor retains Symetra PHI, and Subcontractor shall comply with such terms and conditions and shall limit its further Uses and Disclosures of such Symetra PHI to those purposes that make the return or destruction of Symetra PHI infeasible. Subcontractor shall include a similar provision regarding return or destruction of Symetra PHI upon termination of its contract with any subcontractor or agent.
APPENDIX 1 TO ADDENDUM 2 TO ATTACHMENT K

ATTACHMENT L
SOFTWARE SCHEDULE
As described in and subject to the terms of Section 4.3.1 of the Agreement, the following table categorizes all Software, except for Software categorized as “unknown”, used to provide Services. Software categorized as “unknown” has not been categorized as provided for in Section 4.3.1 as of the Restatement Date. An audit and reconciliation of Attachment L will be included as a project milestone under Exhibit 2 of the Transition Plan included as part of Attachment C as of the Restatement Date. As a result of such audit and reconciliation, on the agreed-to Due Date provided for in such Transition Plan, the Parties shall update this Attachment L to provide categories for all Software used in the delivery of Services.

Supplier Name	Product Name	Category
BMC	Catalog Manager for DB2 * (CA R/C Compare)	1
BMC	Change Manager for DB2 * (CA R/C Migrator)	1
BMC	Control-D	1
BMC	CONTROL-D WebAccess Server	1
BMC	DASD Manager for DB2 *(CA Data Analyser)	1
BMC	DASD MANAGER PLUS for DB2 * (CA Data Analyser)	1
BMC	DATABASE INTEGRITY PLUS (IMS)*	1
BMC	FAST REORG FACIILITY for IMS * (MAX Reorg / online for IMS)	1
BMC	POINT CHECKER PLUS for IMS *	1
BMC	Remedy (AKA AR System)	1
BMC	Remedy Base Framework	1
BMC	ULTRAOPT/IMS *	1
CA	ACF2	1
CA	ACF2/DB2 Option	1
CA	CA-1 [Tape Management] *	1
CA	Detector(DB2) *	1
CA	Endevor/MVS **	1
CA	ESP Agent for Windows	1
CA	MII	1
CA	Netspy	1
CA	Unicenter CA-OPS/MVS Event Management and Automation for JES2	1
CA	View [Sysout Archive Retrieval] *	1
CA	Vision: Interface for DB2	1
CA	Vision: Results [DYL280, DYL260]	1
Candle CL (IBM)	Supersession (VTAMPLUS)	1
Cisco	Cisco CSS	1
Cisco	Cisco PIX Firewall	1
Cisco	Cisco VPN (replaces Contivity)	1
Citrix	Citrix ICA Client	1
Citrix Systems, Inc.	Citrix MetaFrame	1
Computware	XPEDITER/IMS	1
ATTACHMENT L

Supplier Name	Product Name	Category
Compuware	File-Aid for MVS*	1
Compuware	File-Aid for IMS IMS *	1
Compuware	XPEDITER/CICS	1
Compuware	XPEDITER/TSO	1
EMC	DISKXTENDER 2000 FOR CENTERA	1
EMC	EMAILXAMINER SERVER	1
EMC	EMAILXAMINER USER MAILBOX V3.1 QTY 1 MAILBX	1
EMC	EMAILXTENDER SRVR	1
EMC	EMAILXTENDER TIER 2 QTY 26- 5000 USER MAILBOXES	1
FileNet	P8 (FileNet)	1
IBM	CICS/TS	1
IBM	COBOL II	1
IBM	COBOL OS/VS	1
IBM	DB2	1
IBM	DB2 Application Development Client	1
IBM	DB2 Connect Personal Edition	1
IBM	DB2 DATABASE ADMIN	1
IBM	DB2 DATABASE SYSTEM ADMINISTRATION	1
IBM	DB2 Enterprise Server Edition	1
IBM	Enterprise COBOL for z/OS	1
IBM	High Level Assembler/MVS	1
IBM	IBM HTTP Server	1
IBM	IBM WebSphere Application Server Network Deployment	1
IBM	IBM WebSphere MQ (client)	1
IBM	IBM WebSphere MQ Integrator (Client)	1
IBM	IMS & DB2 Utility Tools S&S	1
IBM	IMS/ESA *	1
IBM	IMS/ESA BTS *	1
IBM	ISPF/PDF [included in z/OS]	1
IBM	JES2 [included in z/OS]	1
IBM	QMF	1
IBM	SDF II/MVS	1
IBM	Softaudit	1
IBM	TCP/IP (HIP6140)	1
IBM	TSO/E [included in z/OS]	1
IBM	VS FORTRAN	1
IBM	VTAM (HVT6140)	1
IBM	WebSphere Application Server (6.x)	1
IBM	WebSphere Application Server V5.x	1
IBM	Websphere BIMB MQ with Rules & Formatting Extensions	1
IBM	Websphere Business Intergration Message Broker with Rules and forematting Extentions	1
IBM	WebSphere MQ	1
ATTACHMENT L

Supplier Name	Product Name	Category
IBM	z/OS	1
IBM	Websphere Transformation Extender (TX)	1
Legato	Legato EmailXtender Archive Edition	1
Legato	Legato EmailXtender Server	1
Legato	Legato NetWorker Ed Dedicated Storage Node	1
McAfee	McAfee ePolicy Orchestrator	1
Microsoft	IIS (Included with MS OS)	1
Novell	Novell Identity Manager	1
Sterling	Connect:Direct OS/390 with 2 concurrent sessions (SNA and TCP/IP Protocols)	1
unknown	ACF2	1
unknown	ACF2/DB2	1
unknown	AFP2PDF	1
unknown	BATCH TERMINAL SIMULATOR	1
unknown	IND$FILE	1
unknown	ISPF (IPF)	1
unknown	MVS TCP/IP	1
unknown	Netcool	1
unknown	NJE (Network Job Entry)	1
unknown	SAMS Compress for IMS	1
unknown	SAS Base	1
unknown	SAS/IT	1
unknown	TME 10 NETVIEW OS/390	1
unknown	Vision DYL interface for DB2	1
VMWare	VMWare	1
Allen Systems Group	ASG-TMON for CICS/ESA *	2
Allen Systems Group	ASG-TMON for DB2 * (CA insite for DB2)	2
Allen Systems Group	ASG-TMON for z/os	2
Allen Systems Group	JCLPREP *	2
Altiris	WISE	2
Biscom Inc.	FAXCOM Server	2
CA	Argis — Application uses SQL 2000 Database	2
CA	Vision: Report	2
Captaris, Inc.	RightFax	2
Chicago-Soft	MVS/QuickRef	2
Citrix	50 user pack Citrix Metaframe xPE Presentation (350 users)	2
Citrix	Citrix MF Xpe 1.0-10 User Conn. Pack w/Sub Adv	2
Citrix	Citrix MF XPe 1.0-20 User Conn. Pack w/Sub Adv	2
Citrix	Citrix MF XPe 1.0-Starter Sys. w/20 User w/Sub Adv	2
Citrix	MetaFrame Access Suite Console	2
Citrix	MetaFrame Presentation Server Client	2
Citrix	MetaFrame Presentation Server Web Client for Win32	2
Cybermation	ESP Workload Manager *	2
DTS	The Space Recovery System (SRS)	2
IBM	DB2 Connect Enterprise Edition	2
ATTACHMENT L

Supplier Name	Product Name	Category
IBM	WebSphere Business Integration Message Broker	2
InfoExpress	CyberArmor	2
InfoExpress	CyberGatekeeper Server	2
Infofix Inc	ACR/Summary	2
Infogix Inc	ACR/Detail	2
Innovation	ABR/FDR * [Application Backup function of FDR (or equivalent product) needed to support Archive/Restore of Control-D reports]	2
Legato	Legato Gold Care Premier support agreement	2
Legato	Legato Networker Client Connection	2
Legato	Legato NetWorker Module for MS Exchange Server Tier 2	2
Legato	Legato NetWorker Module for SQL Tier 2	2
Legato	Legato NetWorker Power Ed Dedicated Storage Node	2
Legato	Legato NetWorker Power Edition Storage Node for Windows	2
Legato	Legato NetWorker Server Network Edition for Windows	2
Legato	Legato Silo Software Module 1-256 slot	2
LRS Software	LRS server (VSV)	2
LRS Software	VMCF for TSO	2
LRS Software	VPS *	2
LRS Software	VPS / TCPIP	2
Macro 4	Dumpmaster MVS	2
Macro 4	Insync MVS	2
McAfee	eBusiness Server (Encryption Software)	2
McAfee	McAfee Active Virus Defense Perpetual	2
Merrill	MXG	2
Microsoft	Exchange 2003 Enterprise	2
Microsoft	Exchange 2003 Standard	2
Microsoft	Microsoft Operations Manager	2
Microsoft	Microsoft Operations Manager (MOM) Reporting	2
Microsoft	Sharepoint Server	2
Microsoft	SMS 2003 Client Access Licenses	2
Microsoft	SMS 2003 Enterprise Server	2
Microsoft	SMS Enterprise Server Disk Kit	2
Microsoft	SQL Server Database Enterprise Edition	2
Microsoft	SQL Server Database Standard	2
Microsoft	Terminal server (Included with Citrix)	2
Microsoft	Windows 2003 Enterprise Edition	2
Microsoft	Windows 2003 Standard Edition	2
Microsoft	Internet Security and Acceleration (ISA)	2
Microsoft	Office Communications Server 2007	2
Microsoft	SharePoint Server 2007	2
Microsoft	SQL Server 2005 Reporting Services	2
Microsoft	Antigen (Antivirus for Microsoft Exchange)	2
Microsoft	Windows Server 2000 Enterprise Edition	2
ATTACHMENT L

Supplier Name	Product Name	Category
Microsoft	Windows Server 2003 Active Directory Application Mode (ADAM)	2
Microsoft	Windows SharePoint Services 2.0	2
Microsoft	Windows SharePoint Services 3.0	2
Microsoft	Systems Management server ENT	2
Net IQ	NetIQ Mail Mashal	2
Net IQ	Webtrends	2
PGP	Encryption Software	2
Princeton Softech	DB2 Relational Tools	2
Princeton Softech	Version Merger	2
Quailstone Software	USCCopy [aka COPYMACS]	2
Research In Motion	Blackberry Enterprise Server	2
RIM	RIM T-Support for Blackberry	2
RSA	SecureID	2
SAS	BASE	2
Secure Computing	SmartFilter (Replacement for WebSense)	2
SPC Systems	Level 2 Report Writer for OS/390	2
Symantec	Antivirus	2
Symantec	Symantec AntiVirus Corporate Edition	2
Syncsort	SYNCSORT for z/OS	2
Tone Software	DYNA-STEP	2
Tone Software	Flasher (OS/390 Spool Display) *	2
unknown	DOC1 Archive	2
unknown	DSF (Part of FDR product)	2
unknown	FDR (DASD DUMP RESTORE SYSTEM)	2
unknown	INFOPAK/IMS	2
unknown	NetIQ Mail Marshal Spam Filter	2
unknown	P-Sync	2
unknown	Tumbleweed SecureTransport	2
A.M. Best Company, Inc.	BestSRQ Services Workstation	4
ACL Services Ltd.	ACL	4
Acro Software	CutePDF Writer	4
activePDF, Inc.	activePDF Toolkit	4
Adobe	Acrobat	4
Adobe	ColdFusion	4
Adobe	Framemaker	4
Adobe	Illustrator	4
Adobe	InDesign	4
Adobe	Macromedia Dreamweaver	4
Adobe	Macromedia Fireworks	4
Adobe	Macromedia Flash	4
Adobe	Pagemaker	4
Adobe	Photoshop	4
Adobe	Photoshop Elements	4
Altova	XMLSpy	4
AmDocs	ClarifyCRM	4
ATTACHMENT L

Supplier Name	Product Name	Category
APL2000, Inc.	APL+Win	4
Appligent	FDF Merge Lite	4
Attachmate	Extra!	4
Autodesk, Inc.	AutoCAD LT	4
Autodesk, Inc.	Autodesk DWF Viewer	4
AutomatedQA Corporation	AutomatedQA TestComplete	4
BCL Technologies	BCL SECPublisher	4
Bloomberg, L.P.	Bloomberg L.P. Smart Client	4
Blue Sky Software	RoboHelp Office 2000	4
Chalke Inc.	PTS	4
Chapura	Pocket Mirror	4
CheckFree	APECS	4
Checkfree	CAPS — Corporate Automated Payment System	4
CheckFree Corporation	RECON-Plus (Application — Retained)	4
CMS	Bond Edge	4
Cognos Inc.	ReportNet	4
Cognos, Inc.	Cognos	4
Computer Sciences Corp (CSC)	CK4/CyberLife	4
Computer Sciences Corp (CSC)	DSS	4
Computer Sciences Corp (CSC)	JETS	4
Computer Sciences Corp (CSC)	Plan Advisor	4
Computer Sciences Corp (CSC)	Vantage-One	4
Concur Technologies, Inc.	Concur Expense Reimbursement	4
Convergyc	Edify	4
Convergyc	Edify — Telephony (Application — Retained)	4
Convergyc	Edify — Web (Application — Retained)	4
Convergyc	Edify-Data Integration (Application — Retained))	4
Crystal Decisions, Inc.	Crystal Reports (Application — Retained)	4
Datawatch Corporation	Monarch	4
Digicert	Wildcard SSL Certificates	4
DST Systems	TA2000	4
DST Systems	TRAC2000	4
DST Systems	FAN Mail (Financial Advisor Network) (To be supplied by Symetra)	4
DST Systems Inc.	AWD ViewStation	4
DST Systems, Inc.	ROSTER — DST GUI	4
DynaComp Software	DynaComp	4
Economic Analysis Group, Ltd.	CaseTrack	4
Ernst & Young	EY/Options	4
FiServ Insurance Solutions	Freedom 2000	4
Freedom Scientific	JAWS	4
Gadwin Systems	Gadwin PrintScreen	4
Global360	Insight360	4
Global360	Process360	4
HP	Quality Center	4
HP	TestDirector 8.0	4
ATTACHMENT L

Supplier Name	Product Name	Category
HP	Quick Test Pro	4
Hyperion	Analyzer (Application — Retained)	4
Hyperion	Essbase (Application — Retained)	4
Hyperion	Hyperion Analytic Services Server	4
Hyperion	Hyperion System 9 BI+ Analytic Integration Service	4
Hyperion	Hyperion System 9 BI+ Client	4
Hyperion	Hyperion System 9 Planning	4
Hyperion	Hyperion System 9 Smart View for Office	4
Hyperion	Hyperion System 9+	4
Infogix	ACR Workbench	4
Infogix Inc	ACR Connector	4
InsMark Inc.	InsMark Illustration System	4
Insurance Technolgies	Foresight Illustration Software	4
Intuit	Quicken	4
IPSwitch	WS_FTP Pro	4
JP Morgan Chase	JP Morgan Chase CD Search	4
Lab1, Inc.	Lab1 Net	4
Lawson	Lawson Add-ins for Microsoft® Office	4
Lawson	Lawson General Ledger	4
Lawson	Lawson Interface Desktop Client	4
Lawson	Lawson ProcessFlow Designer	4
Lucent Technologies	Lucent CentreVu (TM) Supervisor	4
Matthew Bender & Company, Inc.,	HotDocs	4
Medical Information Bureau	Knowledge Now	4
Medical Information Bureau	MIB-Link/Plus (To be supplied by Symetra)	4
Mercury Interactive	Winrunner (To be supplied by Symetra)	4
Microsoft	.NET Framework 1.0	4
Microsoft	.NET Framework 1.1	4
Microsoft	.NET Framework 2.0	4
Microsoft	.NET Framework 3.0	4
Microsoft	.NET Framework 3.5	4
Microsoft	Access (Application — Retained)	4
Microsoft	CDONTS — Collaboration Data Objects for Windows NT Server	4
Microsoft	Collaborative Data Objects (CDO)	4
Microsoft	COM+	4
Microsoft	FoxPro 2.6 Runtime	4
Microsoft	Identity Integration Server (MIIS)	4
Microsoft	Internet Explorer 6.x	4
Microsoft	Internet Explorer 7.x	4
Microsoft	Internet Explorer 8.x	4
Microsoft	Microsoft Access 2000	4
Microsoft	Microsoft Access 2002	4
Microsoft	Microsoft Access 2003	4
Microsoft	Microsoft Access 2007	4
ATTACHMENT L

Supplier Name	Product Name	Category
Microsoft	Microsoft Access 97	4
Microsoft	Microsoft Data Access Components (MDAC)	4
Microsoft	Microsoft Developer Network (MSDN) Library	4
Microsoft	Microsoft Enterprise Learning Library	4
Microsoft	Microsoft Excel 2002	4
Microsoft	Microsoft Excel 2003	4
Microsoft	Microsoft Excel 2007	4
Microsoft	Microsoft Expression Web	4
Microsoft	Microsoft Java Virtual Machine	4
Microsoft	Microsoft Office Business Scorecard Builder 2005	4
Microsoft	Microsoft Office Business Scorecard Manager 2005	4
Microsoft	Microsoft Office FrontPage 2003	4
Microsoft	Microsoft Office Groove 2007	4
Microsoft	Microsoft Office InfoPath 2007	4
Microsoft	Microsoft Office Live Meeting 2005	4
Microsoft	Microsoft Office OneNote 2003	4
Microsoft	Microsoft Office OneNote 2007	4
Microsoft	Microsoft Office Publisher 2003	4
Microsoft	Microsoft Office Publisher 2007	4
Microsoft	Microsoft Office SharePoint Designer 2007	4
Microsoft	Microsoft Outlook 2002	4
Microsoft	Microsoft Outlook 2003	4
Microsoft	Microsoft Outlook 2007	4
Microsoft	Microsoft Powerpoint 2002	4
Microsoft	Microsoft PowerPoint 2003	4
Microsoft	Microsoft PowerPoint 2007	4
Microsoft	Microsoft PowerPoint Viewer	4
Microsoft	Microsoft Project 2000	4
Microsoft	Microsoft Project 2002	4
Microsoft	Microsoft Project 2003	4
Microsoft	Microsoft Project 2007	4
Microsoft	Microsoft Project 98	4
Microsoft	Microsoft Publisher 2000	4
Microsoft	Microsoft SQL Server 2005 Express Edition	4
Microsoft	Microsoft SQL Server Desktop Engine	4
Microsoft	Microsoft Streets & Trips	4
Microsoft	Microsoft Virtual PC	4
Microsoft	Microsoft Virtual Server 2005	4
Microsoft	Microsoft Visio 2000	4
Microsoft	Microsoft Visio 2002	4
Microsoft	Microsoft Visio 2003	4
Microsoft	Microsoft Visio 2007	4
Microsoft	Microsoft Visio Viewer	4
Microsoft	Microsoft Visual Basic 6.0	4
Microsoft	Microsoft Visual FoxPro 7.0	4
Microsoft	Microsoft Visual FoxPro 8.0	4
ATTACHMENT L

Supplier Name	Product Name	Category
Microsoft	Microsoft Visual SourceSafe 2005	4
Microsoft	Microsoft Visual SourceSafe 6.0	4
Microsoft	Microsoft Visual Studio .NET 2003	4
Microsoft	Microsoft Visual Studio .NET 2005	4
Microsoft	Microsoft Visual Studio .NET 2008	4
Microsoft	Microsoft Visual Studio 6.0	4
Microsoft	Microsoft Word 2002	4
Microsoft	Microsoft Word 2003	4
Microsoft	Microsoft Word 2007	4
Microsoft	MIIS	4
Microsoft	MSDN Subscription (Application Tool — Retained)	4
Microsoft	MSMQ	4
Microsoft	MSXML 2.0 (msxml.dll)	4
Microsoft	NetMeeting	4
Microsoft	NT Scheduler (AT)	4
Microsoft	NTP	4
Microsoft	SOAP Toolkit	4
Microsoft	UrlScan Security Tool	4
Microsoft	Visual Basic 4.0 Runtime	4
Microsoft	Visual Basic 5.0 Runtime	4
Microsoft	Visual Basic 6.0 Runtime	4
Microsoft	Visual FoxPro 7.0 Runtime	4
Microsoft	Visual FoxPro 8.0 Runtime	4
Microsoft	Visual SourceSafe (Application Tool — Retained)	4
Microsoft	Visual Studio 6 (Application Tool — Retained)	4
Microsoft	Visual Studio.NET (Application Tool — Retained)	4
Microsoft	Windows 2000 Professional	4
Microsoft	Windows 2000 Standard Edition	4
Microsoft	Windows XP Professional	4
Microsoft	MSXML 2.6 (msxml2.dll)	4
Microsoft	MSXML 3.0 (msxml3.dll)	4
Microsoft	QuickBASIC	4
Milliman USA	ALFA	4
Morningstar	Morningstar Direct	4
Mozilla	Firefox	4
NcFTP Software	NcFTP	4
NCH Software	Express Burn	4
NCH Software	NCH Toolbox	4
Netscape	Netscape Communicator	4
nomoreforms, inc.	nomoreforms	4
NSCC	Fund/Serve	4
NSCC	IPS	4
Onyx	Onyx	4
OpenText	Hummingbird Exceed	4
Patton & Patton Software Corporation	Flow Charting 4 for Windows	4
ATTACHMENT L

Supplier Name	Product Name	Category
Paymentech	eCommerce Solutions — (Application — Retained)	4
Paymentech, L.P.	Select Merchant Payment Card Processing (To be supplied by Symetra)	4
PaymentTech	PaymentTech	4
PeachWare Software	Password Genie	4
Performance Technologies Inc.,	Centerpiece	4
Polysystems, Inc.	Life Master	4
Polysystems, Inc.	UL Master	4
Polysystems, Inc.	Annuity Master	4
Quark	QuarkXPress	4
Red Hat or Open Source	JBoss Application Server	4
Roxio	Roxio	4
Sage Software	FAS Asset Accounting	4
SanDisk	U3Launcher	4
Scooter Software	Beyond Compare	4
Sharebuilder Corp	Sharebuilder (formerly Netstock)	4
Snap Surveys	Snap!	4
Software995	PDF995	4
Software995	PDFEdit995	4
Software995	OmniFormat	4
Sonic	Sonic	4
SourceForge	Source Offsite (Application Tool — Retained)	4
Sun	Java Runtime Environment 1.3.1	4
Sun	Java Runtime Environment 1.4.2	4
Sun	Java Runtime Environment 5.x	4
SunGard	EAS (Application — Retained)	4
Sungard (formerly FDP)	Pension Administration Recordkeeping Investment System (PARIS)	4
SunGard Systems International	CDS	4
Symetra	entBaseServices	4
TechSmith Corporation	Camtasia	4
Thoughworks	CruiseControl.NET	4
Trilogy Consulting Group	Trilogy Claims Administrative Handbook	4
Tritech Software	Premium Pro	4
unknown	Back Office Network User System (Bonus)	4
unknown	CheckVision Inquiry	4
unknown	Clarify ClearConfigurator	4
unknown	Duxbury Braille Translator	4
unknown	DYMO Label Software	4
unknown	Easy CD & DVD Creator	4
unknown	Easy PDF Converter Professional	4
unknown	eCopy Desktop	4
unknown	Entrust Entelligence (5c) — JPMorgan Chase	4
unknown	FileZilla	4
unknown	FileZilla Server	4
ATTACHMENT L

Supplier Name	Product Name	Category
unknown	Fillmore Application Framework	4
unknown	Fillmore BPI Wrapper	4
unknown	Franklin Covey Co. Franklin Planner	4
unknown	GBAS	4
unknown	Impromptu	4
unknown	InsMark PDF Creator	4
unknown	LeechFTP	4
unknown	LexisNexis Download and Print for IE	4
unknown	Literature	4
unknown	Loan Mortgage Services	4
unknown	Loan Payment Estimate	4
unknown	Map Point 2004 MTG Loan	4
unknown	MWSnap	4
unknown	Nero	4
unknown	Opera	4
unknown	PDFCreator	4
unknown	PDFLib	4
unknown	PDF-Xchange	4
unknown	PGP	4
unknown	PrimoPDF	4
unknown	PrintCommander	4
unknown	RoboCopy for Web Applications	4
unknown	Safeboot Security System	4
unknown	SMART Board software	4
unknown	SmartFTP	4
unknown	SnagIt	4
unknown	SolidConverterPDF	4
unknown	Stuffit	4
unknown	Tableau Desktop V3.5	4
unknown	TRAC 2000 PLAN (TRAC Desktop Plan)	4
unknown	Tracker	4
unknown	Unclaimed Property Reporting System	4
unknown	US Bank CD Viewer	4
unknown	VNC	4
unknown	VP/MS Workbench	4
unknown	WinRAR archiver	4
unknown	XML Notepad	4
unknown	ZIP Reader	4
unknown	Mr. Snappy	4
unknown	PrintKey2000	4
unknown	QuickStaff	4
Verisign	Verisgn Certificates	4
Veritas	Veritas RecordNow	4
Winzip Computing (Corel)	Winzip	4
ZBSoft	Flash Saver Maker	4
ZBSoft	Flash Video Exporter	4
ATTACHMENT L

Supplier Name	Product Name	Category
ACS	i-Star Portal	5
unknown	Automated Library Management (ALM)	6
unknown	Business Continuity Dialog (ISPF BC)	6
unknown	COP (Control Online Processing for IMS)	6
unknown	Data Security System	6
unknown	DATA SHARING FACILITY [app only - no data]	6
unknown	Help System (Online IMS)	6
unknown	IMS DATABASE MANAGEMENT SOFTWARE	6
unknown	JCL Cross-Reference (ISPF A.JO)	6
unknown	Job Scheduling System (JSS)	6
unknown	Oncall Dialog (ISPF J.O)	6
unknown	RESTORE Dataset Dialog (ISPF D.R)	6
unknown	RUNBOOKS (ISPF J.R)	6
unknown	SFS (Screen Formatting Service)	6
unknown	TIME SHARING OPTION SUPPORT [logon procs]	6
unknown	TMS (Table Management System)	6
unknown	Utility Systems (UTY, LUT)	6
Btrieve Technologies Inc.	Btrieve for Windows	Unknown
CA	AllFusion ERwin Data Modeler	Unknown
CA	AllFusion Process Modeler (BPWin)	Unknown
Centra Software, Inc.	CentraOne	Unknown
Cross Telecom	AVAYA - CMS SUN BLADE 150	Unknown
Cross Telecom	AVAYA - IP Office 403	Unknown
Cross Telecom	AVAYA - IP Office 406 v2	Unknown
Cross Telecom	AVAYA - IP Office 500 (Miami)	Unknown
Cross Telecom	AVAYA - MM	Unknown
Cross Telecom	AVAYA - Telephony Server	Unknown
Cross Telecom	AVAYA - Voice Mail Pro	Unknown
Cross Telecom	AVAYA - Voice Mail Pro	Unknown
Cross Telecom	AVAYA - CM on G3Si hardware	Unknown
Cross Telecom	AVAYA - CM on S8700 Hardware	Unknown
Cross Telecom	AVAYA - Definity Audix	Unknown
ATTACHMENT L

Supplier Name	Product Name	Category
Cross Telecom	AVAYA (same as CentreVu)	Unknown
Cross Telecom	RedSky - E911	Unknown
Cross Telecom	VERAMARK - ECAS	Unknown
Digivoice	NICE	Unknown
F5	BigIP	Unknown
Fujitsu	Fujitsu NetCOBOL Free Run-time	Unknown
InSystems Corporation	Calligo	Unknown
Investintech.com Inc.	Able2Extract	Unknown
JetBrains	ReSharper 2.5 for Visual Studio 2005	Unknown
Kettley	Kettley's Professional Advisor Series	Unknown
Leadfusion	Leadfusion Calculators	Unknown
Lead-It	Lead-it SharePoint Administration Webparts	Unknown
Lead-It	Lead-it SharePoint Essential Webparts	Unknown
Lookoutsoft.com	Lookout	Unknown
Micro Focus	Micro Focus Application Server for Net Express	Unknown
Micro Focus	Micro Focus Net Express	Unknown
Oracle	Oracle Data Provider for .NET	Unknown
OxygenXML	<oXygen/> XML Editor	Unknown
Pam Pohly Associates	AHA Guide	Unknown
Sawtooth Software	Sawtooth Software SMRT	Unknown
Seagate Software, Inc.	Crystal Info	Unknown
Seagull Software Systems, Inc.	BlueZone	Unknown
The Apex Managament Group, Inc.	APEX.HRM	Unknown
unknown	ACF/NCP V7	Unknown
ATTACHMENT L

Supplier Name	Product Name	Category
unknown	Agent RDS	Unknown
unknown	Altiris	Unknown
unknown	ASM High Level Assembler/MVS	Unknown
unknown	Candle Command Center	Unknown
unknown	CentreVu Supervisor	Unknown
unknown	Cerberus FTP Server	Unknown
unknown	CICS Application Security (subroutine DSS15600)	Unknown
unknown	CICS Library Management System (CLM)	Unknown
unknown	Clever TCP/IP	Unknown
unknown	Click’N Design 3D	Unknown
unknown	CM/Pilot for DB2	Unknown
unknown	CMF	Unknown
unknown	COBOL Called/Copied Cross Reference (ISPF A.P)	Unknown
unknown	COBOL CAPEX-Optimizer (OS/VS)	Unknown
unknown	COBOL Enterprise for z/OS (370/390)	Unknown
unknown	COBOL Level 2 Report Writer for OS/390	Unknown
unknown	CommandBurner	Unknown
unknown	COMPAKTORS	Unknown
unknown	Company Modules	Unknown
unknown	COMPAREX (ISPF D.CX)	Unknown
unknown	COMPUWARE SHARED SERVICES [XPEDITER PRODUCTS]	Unknown
unknown	COPYCAT	Unknown
unknown	COPYMACS (aka USCCOPY)	Unknown
ATTACHMENT L

Supplier Name	Product Name	Category
unknown	Core FTP LE	Unknown
unknown	CORPORATE SECURITY FUNCTIONS* [security files used with FTP]	Unknown
unknown	CPK (related to FDR/ABR)	Unknown
unknown	CreekPath Agent	Unknown
unknown	Data Conversion Assistant (DCA Version 6.5)	Unknown
unknown	DATAMACS	Unknown
unknown	DeepBurner	Unknown
unknown	DesignPro	Unknown
unknown	DfHSM	Unknown
unknown	DNS/WINS/DHCP	Unknown
unknown	EDGARLink	Unknown
unknown	eiStream Enterprise	Unknown
unknown	Electronic Documents Library	Unknown
unknown	Email Xaminer	Unknown
unknown	Email Xaminer Manager	Unknown
unknown	Email Xaminer Reviewer	Unknown
unknown	Email Xaminer Xtender	Unknown
unknown	Enfocus PitStop Professional	Unknown
unknown	EPILOG/IMS	Unknown
unknown	Etime	Unknown
unknown	EXLM	Unknown
unknown	External DNS (Replaced by Cisco)	Unknown
unknown	Extron’s MediaLink Control Program	Unknown
unknown	Falcon	Unknown
ATTACHMENT L

Supplier Name	Product Name	Category
unknown	FAZAM 2000 Client	Unknown
unknown	Fellowes NEATO MediaFACE II	Unknown
unknown	Finetre ICentera	Unknown
unknown	Fiserv Lifeline Direct	Unknown
unknown	Form TA	Unknown
unknown	GDDM [included in z/OS]	Unknown
unknown	GPARS	Unknown
unknown	Hardcopy	Unknown
unknown	HSC	Unknown
unknown	IMS ALPHA SEARCH SYSTEM	Unknown
unknown	IMS/ESA MRQ	Unknown
unknown	INFO/SYS	Unknown
unknown	Interwise Participant	Unknown
unknown	JMP IN	Unknown
unknown	Jxplorer	Unknown
unknown	LAWage	Unknown
unknown	Maven Application Manager	Unknown
unknown	Mere Mortals .NET Framework	Unknown
unknown	MetaEdit	Unknown
unknown	MICS	Unknown
unknown	MICS/DB2	Unknown
unknown	MICS/SNA	Unknown
unknown	MKS Toolkit	Unknown
ATTACHMENT L

Supplier Name	Product Name	Category
unknown	My DSC	Unknown
unknown	NAIC Accounting Practices and Procedures	Unknown
unknown	NAIC Electronic Library	Unknown
unknown	Naviplex	Unknown
unknown	NCODE/DCODE	Unknown
unknown	Networker	Unknown
unknown	NetXChange Pro	Unknown
unknown	NIOC Service	Unknown
unknown	NMS Communications Natural Access	Unknown
unknown	NTRU Hybrid TSS	Unknown
unknown	NTUNEMON	Unknown
unknown	ObjectStore	Unknown
unknown	Offense800	Unknown
unknown	PAM for Securities Workstation	Unknown
unknown	Paybase32 / Bottomline	Unknown
unknown	Pervasive.SQL	Unknown
unknown	PortfolioCenter	Unknown
unknown	Post Modern Life	Unknown
unknown	PPFA	Unknown
unknown	Preboot Manager	Unknown
unknown	Private Information Manager	Unknown
unknown	PSF/OS390	Unknown
unknown	Publishing Services Applications for Forms Development	Unknown
unknown	PureEdge Viewer	Unknown
ATTACHMENT L

Supplier Name	Product Name	Category
unknown	Raindance Client	Unknown
unknown	RDS	Unknown
unknown	Remote Management Professional	Unknown
unknown	Report Distribution System (Mobius, Control-D)	Unknown
unknown	Report Miner	Unknown
unknown	RIA-Speedlink	Unknown
unknown	SAMPLE	Unknown
unknown	Scribe Migrate	Unknown
unknown	Section 7872 Illustration System	Unknown
unknown	Secure Meeting 4.1.0	Unknown
unknown	Secure Update	Unknown
unknown	Security Wizards	Unknown
unknown	SiteScope	Unknown
unknown	SMS Enterprise Server Disk Kit	Unknown
unknown	SnapShot Express	Unknown
unknown	Snapshot Viewer	Unknown
unknown	Softerra LDAP Browser	Unknown
unknown	SofTest	Unknown
unknown	SourceOffSite Server	Unknown
unknown	SPL2003	Unknown
unknown	SSP V4 MVS	Unknown
unknown	Stylus Studio 2007 XML Enterprise Suite	Unknown
unknown	Summit	Unknown
ATTACHMENT L

Supplier Name	Product Name	Category
unknown	SunGard Acct Products Client	Unknown
unknown	SuperForm Tax	Unknown
unknown	SureThing CD labeler Deluxe	Unknown
unknown	Swift 3D	Unknown
unknown	SwiftView Viewer	Unknown
unknown	SwissRe Life & Health 7.0	Unknown
unknown	Symtrax - Compleo Explorer 3	Unknown
unknown	Synthis Process Modeler	Unknown
unknown	Table Manager 3.01	Unknown
unknown	TagCommander	Unknown
unknown	TAI Reinsurance	Unknown
unknown	TDMF	Unknown
unknown	theoffice	Unknown
unknown	TIFFSurfer	Unknown
unknown	Trade	Unknown
unknown	Trillian	Unknown
unknown	Unified Report	Unknown
unknown	URL Assistant	Unknown
unknown	Vestige+	Unknown
unknown	Visual Horizon	Unknown
unknown	Visual Solutions Developer Tools	Unknown
unknown	Voice Recording	Unknown
unknown	Volo View Express	Unknown
unknown	Wave Infrastructure	Unknown
ATTACHMENT L

Supplier Name	Product Name	Category
unknown	WBR Open	Unknown
unknown	Wealthy and Wise 8.0	Unknown
unknown	WebConference.com	Unknown
unknown	WebDAV	Unknown
unknown	WebEx	Unknown
unknown	webHancer Customer Companion	Unknown
unknown	WebIQ Client Software	Unknown
unknown	WestMate	Unknown
unknown	WILLPower	Unknown
unknown	Winrapid Teledex	Unknown
ATTACHMENT L

ATTACHMENT M
OFFSHORE SERVICES
As described in and subject to the terms of Section 2.1.2 of the Agreement, the following Table 1 provides the baseline allocation, mix and relative percentages of ACS Personnel situated within the United States and outside the United States:
Table 1 United States and Offshore ACS Personnel

United
	States %		Offshore %
Service Tower and Function	FTE		FTE
Account Support Team	[***]	%	[***]	%
Account Management	[***]	%	[***]	%
Business Office Manager	[***]	%	[***]	%
Service Delivery Management	[***]	%	[***]	%
Contract Management	[***]	%	[***]	%
Financial Management	[***]	%	[***]	%
Cross Functional — SOW 2A	[***]	%	[***]	%
Disaster Recovery	[***]	%	[***]	%
Security	[***]	%	[***]	%
Asset Management	[***]	%	[***]	%
Reporting	[***]	%	[***]	%
Planning	[***]	%	[***]	%
Data Center — SOW 2B	[***]	%	[***]	%
Operations and Administration	[***]	%	[***]	%
E-Mail and Messaging	[***]	%	[***]	%
Mainframe Engineering	[***]	%	[***]	%
Database Management	[***]	%	[***]	%
Middleware Administration	[***]	%	[***]	%
Storage and Backups	[***]	%	[***]	%
Distributed Services — SOW 2C	[***]	%	[***]	%
Applications Software Build and Deployment	[***]	%	[***]	%
Operations and Administration	[***]	%	[***]	%
Midrange Engineering	[***]	%	[***]	%
Desk-side Assistance and Support	[***]	%	[***]	%
Network — SOW 2D	[***]	%	[***]	%
Engineering/Development/Provisioning	[***]	%	[***]	%
Voice Communications — SOW 2E	[***]	%	[***]	%
Telephony Engineering	[***]	%	[***]	%
Help Desk — SOW 2F	[***]	%	[***]	%
All Functions during Business Hours*	[***]	%	[***]	%
All Functions After-Hours Support*	[***]	%	[***]	%
*See Section 2.1.2 of the Agreement for hours.
Symetra Overall Account Total**	[***]	%	[***]	%
**Not including headcount for Output and Content Management SOWs

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
ATTACHMENT M

United
	States %		Offshore %
Service Tower and Function	FTE		FTE
Output — SOW 2G	[***]	%	[***]	%
All Output functions must be performed from within the United States	[***]	%	[***]	%
Content Management — SOW 2H	[***]	%	[***]	%
All Content Management functions must be performed from within the United States	[***]	%	[***]	%
Subject to the terms of Section 2.1.2 of the Agreement, the following Table 2 sets forth the off-shore locations from which Symetra has agreed ACS may provide Services:
Table 2 Symetra-Approved Offshore Locations

Location Kuala Lumpur, Malaysia Bangalore, India Monterrey, Mexico

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
ATTACHMENT M

ATTACHMENT N
MINIMUM REQUIRED INSURANCE COVERAGES
1. Commercial General Liability Insurance.
     1.1 General. During the Term and the Disentanglement Period, ACS shall maintain a policy of commercial general liability insurance (including coverage for contractual liability assumed by ACS under this Agreement to the extent such liability can be insured by a standard commercial general liability policy without endorsement, premises-operations, completed operations-products, and independent contractors) providing coverage for bodily injury, personal injury and property damage with combined single limits of not less than [***] Dollars ($[***]) per occurrence and [***] Dollars ($[***]) in the aggregate per ACS policy year.
     1.2 Required General Liability Policy Coverage. Any general liability policy provided by ACS hereunder shall include, but not be limited to, the following coverage: (i) premises and operations; (ii) products/completed operations; (iii) contractual liability to the extent such liability can be insured by a standard commercial general liability policy without endorsement; (iv) personal injury and advertising injury liability; (v) independent contractor’s liability; (vi) severability of interest clause; (vii) broad form property damage, and shall be an occurrence-based policy.
     1.3 Primary Insurance Endorsement. Any general liability policy provided by ACS shall apply as primary insurance, and any other insurance maintained by Symetra or its Affiliates, or any of their directors, officers, agents or employees, shall be excess only and not contributing with such coverage.
     1.4 Form of General Liability Insurance Policies. All general liability policies shall be written to apply to bodily injury, including death, property damage and personal injury, during the policy term.
2. Business Automobile Liability Insurance. ACS shall procure business automobile liability insurance written for bodily injury and property damage occurring during the policy term, in the amount of not less than [***] Dollars ($[***]), combined single limit per occurrence, applicable to all owned, non-owned, and hired vehicles.
3. Statutory Workers’ Compensation and Employers’ Liability Insurance. ACS shall maintain a policy of workers’ compensation coverage (or any alternative plan of coverage as permitted or required by applicable law) for no less than the minimum statutory amount required for the state or states in which ACS’ employees are performing Services on Symetra’s and/or an Affiliate’s behalf, and employers’ liability coverage for not less than [***] Dollars ($[***]) per occurrence for all employees of ACS engaged in the performance of Services or operations under this Agreement.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
ATTACHMENT N

4. Umbrella (Excess) Coverage. ACS shall maintain umbrella (excess) insurance coverage in the amount of [***] Dollars ($[***]) written on a per occurrence, non-contributory basis for commercial general liability, automobile liability, and employers’ liability coverage.
5. Professional Errors and Omissions Liability Insurance/Electronic Errors and Omissions. ACS shall obtain professional errors and omissions liability insurance in an amount of not less than [***] Dollars ($[***]) per claim, with an aggregate limit of not less than [***] Dollars ($[***]) per ACS policy year, providing coverage for wrongful acts in the rendering of, or failure to render, professional services under this Agreement, and shall include, but not be limited to, electronic data losses or damage or breaches of electronic data security. As of the Restatement Date, the coverage will not contain specific, express exclusions for design errors, destruction of data (other than casualty exclusions) or failure to design an adequate system arising out of ACS’ wrongful acts in the rendering of, or failure to render, professional services under this Agreement. ACS will exercise commercially reasonable efforts to provide that such specific, express exclusions will not be contained in such insurance during the Term of this Agreement and Disentanglement Period. This coverage shall be maintained for a minimum of two (2) years following termination or completion of ACS’ performance of its obligations under this Agreement. In the event of a claim and upon Symetra’s request, ACS shall provide Symetra with a certified copy of its professional errors and omissions liability policy.
6. Employee Dishonesty and Computer Fraud. ACS shall maintain employee dishonesty and computer fraud, including the property of others, coverage in an amount not less than [***] Dollars ($[***]) per occurrence and [***] Dollars ($[***]) in the aggregate per ACS policy year.
7. Property Insurance. ACS shall provide insurance on all property owned by ACS and used to provide the Services and on any Symetra property that is under the care, custody or control of ACS. Such policy shall provide “all risk” perils and shall be written on a basis of eighty percent (80%) replacement value of the property. Coverage shall include business personal property, electronic data processing equipment, tenant improvements, business interruption (including mechanical breakdown), business income and extra expense, transit and property of others in the care, custody, and control of the insured. In the event Symetra or any of its Affiliates places any real or personal property (whether owned or leased) in the care, custody, and control of the ACS, Symetra or its Affiliates, as appropriate, must provide ACS with the replacement cost value of such real or personal property within thirty (30) calendar days of ACS’ written request for such information. Should Symetra or its Affiliates, as applicable, fail to provide the replacement cost of the real or personal property within thirty (30) calendar days of ACS’ written request, ACS shall be relieved of all liability for loss or damage to such property regardless of how such loss or damage occurs. ACS shall maintain flood and earthquake insurance with respect to its property used to provide Services in such amounts as ACS deems appropriate.
8. Deductible/Self Insured Retention. Any deductible, self-insured retention or use of an insurance company subsidiary in excess of [***] Dollars ($[***]) must be declared to Symetra along with any changes thereto and shall be subject to Symetra’s reasonable prior

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
ATTACHMENT N

approval. ACS shall be responsible for any deductible, self-insured retention or use of an insurance company subsidiary.
9. Additional Insureds. The coverages maintained by ACS under Sections 1 and 2 above shall name Symetra and its Affiliates, and the directors, officers, agents and employees of Symetra and its Affiliates, individually and collectively, as additional insureds. The ACS insurance policies required under Section 6 above shall name Symetra and its Affiliates, and the directors, officers, agents and employees of Symetra and its Affiliates, individually and collectively, as loss payees.
ATTACHMENT N

ATTACHMENT O
APPROVED SUBCONTRACTORS

No.	Subcontractor	Description of Subcontractor Services
1	Avaya	Telcom Hardware and Maintenance

2	Compucom	Remote Desktop Maintenance

3	HP	WINTEL Servers and Maintenance

4	IBM	Filenet
Mainframe hardware and software
WINTEL Servers and maintenance

5	Hitachi (M-Tech)	Provide P-Sync software

6	Pitney-Bowes	Postal Metering

7	Sun	Hardware and software support

8	Critical Watch	Vulnerability assessment scanner

9	Bowne	Print and print programming Services

10	Cross — Telcom	Telcom hardware, software, and services reseller

11	Spherion	IT Contracting Services

12	SunGard	Disaster Recovery

13	Xerox	Print Services

14	KCI Headsets for Business, Inc.	Telcom headset and conferencing equipment

15	Veramark Technologies, Inc.	Call accounting and expense management solutions

16	Redsky Technologies	Deliver E911 software and solutions

17	Cache Valley Electric, Inc	Voice/Data Cabling

18	Spencer Technologies	DMARC Extensions — inside telcom wiring

19	Dell	WINTEL server hardware and maintenance

20	EMC	Data storage

21	Iron Mountain	Voice and Data Tape security storage
ATTACHMENT O

ATTACHMENT P
DEFINITIONS
“Acceptance” is defined in Section 5.2.6(b) of the Agreement.
“Acceptance Criteria” is defined in Section 5.2.6(b) of the Agreement.
“Acceptance Testing Period” is defined in Section 5.2.6(b) of the Agreement.
“Acquiring Entity” is defined in Section 9.2.2 of the Agreement.
“ACS” is defined in the opening paragraph of the Agreement.
“ACS Bid” is defined in the Recitals.
“ACS Cap” is defined in Section 11.1 of the Agreement.
“ACS Confidential Information” means records, data, and other information marked as “confidential” that is obtained by Symetra in confidence from ACS Personnel in connection with this Agreement, except for any information that was: (a) at the time of disclosure to Symetra Personnel, in the public domain; (b) after disclosure to Symetra Personnel, published or otherwise made a part of the public domain through no fault of Symetra Personnel; (c) in the possession of Symetra Personnel at the time of disclosure to it or them; (d) received after disclosure by ACS to Symetra Personnel from a Third Party who had a lawful right to disclose such information to Symetra Personnel; or (e) independently developed by Symetra Personnel without reference to ACS Confidential Information. For purposes of this provision, information is in the public domain if it is generally known (through no fault of Symetra Personnel) to Third Parties who or that are not subject to nondisclosure restrictions with respect to such information.
“ACS Competitor” means the entities set forth in Addendum 2 to this Attachment P. Either Party may propose from time to time following the Restatement Date to modify the list of ACS Competitors to include (or exclude) entities that provide (or no longer provide) services substantially similar to the Services. If the other Party objects to any proposed modification to Addendum 2 to this Attachment P, the Problem resolution procedures set forth in Article 17 of the Agreement shall apply.
“ACS Derivative Works” is defined in Section 12.1.4 of the Agreement.
“ACS Equipment” is defined in Section 4.2 of the Agreement.
“ACS Indemnitees” means ACS and each of its officers, directors, employees, agents, successors and assigns.
“ACS Key Personnel” means those ACS Personnel who are identified in Attachment E, and any replacements for such Personnel.
ATTACHMENT P

“ACS Location” means an ACS print and mail center, or an ACS-managed Third Party print and mail center; location not within a Symetra facility.
“ACS Project Executive” is defined in Section 1.2.2 of the Agreement.
“ACS Renewal Bid” is defined in the Recitals.
“ACS Service Delivery Manager” is defined in Section 1.2.3 of the Agreement.
“ACS Software” means the Category 1 Software, the Category 2 Software and the Category 5 Software.
“ACS Underlying Works” means those Underlying Works conceived, invented, created or acquired by ACS, rather than by a Third Party.
“Act” is defined in Section 14.6(a) of the Agreement.
“Affiliate” means, as to any Person, any other Person that, now or in the future, directly or indirectly, controls, is controlled by, or is under common control with, such Person, whether through ownership of voting securities or otherwise. For this purpose, and without limiting the foregoing, any Person that owns more than twenty percent (20%) of the outstanding voting securities of any other Person shall be deemed to control such other Person.
“Agreement” means this Master Services Agreement, including all Schedules, Attachments, Exhibits, Addenda, Appendices and other documents attached hereto or incorporated herein by reference, as amended from time-to-time.
“Annual Service Baselines” are set forth in Appendix 3.1 to Schedule 3
“Annual Services Fees” is defined in Section 6.1.3 of the Agreement.
“ARC” means additional resource charge.
“Baseline” means, for each of the Service Tower Services, the quantity of Resource Units included in the Annual Services Fees.
“Benchmarker” is defined in Section 2 of Attachment A.
“Break/Fix” means an End-User or other Symetra request placed due to a software or hardware problem encountered in accessing or operating IT resources where support Services are required to resolve the problem.
“Business Day Hours” means local Business Day “window of coverage” hours within which Symetra requires the Services to be provided for a specific SLR. While “normal business hours” are generally 0400-1800, Pacific time, most Services require support on a 7x24x365
(0000-2400)
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basis, except ACS testing output Services as described in Schedule 2G, which require support 0500-1400, Pacific time, Monday through Friday.
“Business Day Support” means those hours during which ACS Personnel will be available to provide consolidated help desk support to End-Users. Such support includes answering telephone calls and e-mails, opening tickets, First Contact Resolution, and categorizing and routing tickets.
“Business Days” means Monday through Friday, excluding New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
“Category 1 Software” is defined in Section 4.3.1(a) of the Agreement.
“Category 2 Software” is defined in Section 4.3.1(b) of the Agreement.
“Category 3 Software” is defined in Section 4.3.2(a) of the Agreement.
“Category 4 Software” is defined in Section 4.3.2(b) of the Agreement.
“Category 5 Software” is defined in Section 4.3.3 of the Agreement.
“Category 6 Software” is defined in Section 4.3.4 of the Agreement.
“Change in Control” means: (a) any transaction or combination of transactions as a result of which either a Person or a group of Persons that customarily has acted in concert and that presently is in control of a Party ceases to be in control of such Party; (b) the sale, transfer, exchange or other disposition (including disposition in full or partial dissolution) of fifty percent (50%) or more of the beneficial ownership (as defined in Rule 13(d) of the Securities Exchange Act of 1934) of the voting power of a Party, or of the assets of such Party that constitute a substantial or material business segment of such Party; (c) individuals who as of the Restatement Date constituted the Board of Directors of a Party cease for any reason to constitute a majority of such Party’s Board of Directors then in office; or (d) with respect to ACS, the unit, division or operating group of ACS that is responsible in providing the Services to Symetra is sold, transferred or otherwise experiences a change in ownership or control.
“Change in Control Expenses” is defined in Section 11.2(c) of the Agreement.
“Change Management Procedures” is defined in Section 2.1.3 of the Agreement.
“Conditional Acceptance” is defined in Section 5.2.6(b) of the Agreement.
“Confidential Information” means ACS Confidential Information or Symetra Confidential Information, as the case may be.
“Contract Year” or “CY” means each twelve (12) month period of the Term beginning on the Restatement Date.
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“Corrective Assessment” means the financial consequences associated with ACS’ failure to complete a Critical Milestone on or before its Due Date.
“Corrective Plan” is defined in Section 7.4.3 of the Agreement.
“Country Agreement” is defined in Section 1.3.2 of the Agreement.
“CPI” means the annual increase in percentage points (or fraction thereof) of the official Consumer Price Index, All Urban Consumers, U.S. City Average, All Items, published by the Bureau of Labor Statistics, United States Department of Labor.
“CPU Slot” is defined as a processor socket that houses the CPU (Central-Processing-Unit) for the server hardware.
“Critical Milestones” means those milestones, activities, actions and projects identified as such in this Agreement including, without limitation, in any Service Tower Schedule, Transition Plan, In-Scope Service Request, Out-of-Scope Work Order or other written agreement between the Parties.
“Data and Modified Data” is defined in Section 12.3 of the Agreement.
“Data Protection Laws” is defined in Section 14.6(a) of the Agreement.
“Database Instance” or “Instance” means, in general, a logical representation of a complete database environment. Multiple instances of a database environment can reside on a single host system, providing a unique database server environment for each instance. Multiple databases (and multiple tables) can reside within a given instance (e.g., independent “test” and “development” database environments configured on a single server represent two (2) instances). Each instance supports creation of independent user and group IDs unique to that database instance. For the avoidance of doubt, there are variations in the characterization of “instance” by database vendors: for IBM DB2, “instance” equates to a DB2 sub-system; for Microsoft SQL Server, “instance” equates to an installation of SQL Server (with multiple installations permitted on a single host server); for Oracle, “instance” equates to the combination of a memory space created known as the “Oracle System Global Area (SGA)” and defined Oracle processes associated with that SGA. Oracle databases are then associated with an instance at startup.
“Deadband Allowance” is defined in Section 5.1 of Schedule 3.
“Derivative Works” means a revision, modification, translation, abridgment, compilation, condensation or expansion of the applicable underlying work or any other form in which that work may be recast, transformed or adapted, and which, if prepared without the consent of the copyright owner, would be a copyright infringement.
“Disabling Device” is defined in Section 8.1.2 of the Agreement.
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“Disclosing Party” means the Party that has disclosed Confidential Information to the other Party or to such other Party’s Personnel.
“Disentanglement” is defined in Section 10.1 of the Agreement.
“Disentanglement Period” means the period of time during which ACS is providing Disentanglement services to Symetra.
“Due Date” means the mutually agreed date by which a Critical Milestone must be completed.
“End-User” means: (a) any employee of Symetra or any of its Affiliates; and (b) any other Person who is determined by Symetra, in its sole discretion, to require access to any of the Services.
“Enhanced Technology” is defined in Section 2.5.4 of the Agreement.
“Environmental Laws” means all applicable federal, state and local statutes, laws, regulations, rules, ordinances, codes, licenses, orders or permits of any governmental entity relating to environmental matters including, without limitation: (a) the Clean Air Act (42 U.S.C. 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. §1251); the Safe Drinking Water Act (42 U.S.C. §5 300f et seq.); the Toxic Substances Control Act (15 U.S.C. 55 2601 et seq.); the Endangered Species Act (16 U.S.C. §1531 et seq.); the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. 55 110011 et seq.); and (b) similar state and local provisions.
“Equipment” means the Symetra Equipment and/or the ACS Equipment, as applicable.
“Equipment Refresh” means, in respect of any Equipment (including the operating system): (a) maintenance of such Equipment in accordance with the applicable manufacturer’s recommendations; (b) updating and/or upgrading such Equipment as necessary or appropriate; and (c) replacing such Equipment.
“EU Directive” means Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the Protection of Individuals with Regard to the Processing of Personal Data and on the Free Movement of Such Data, as the same may be modified, amended or replaced from time to time.
“Events of Default” means any of the events described in Section 9.3 of the Agreement.

“Exception Report” is defined in Section 5.2.6(c) of the Agreement.

“Excuse” is defined in Section 2.2.2(c) of the Agreement.
“Extraordinary Event” means: (a) a Force Majeure Event; (b) a catastrophic business downturn; and (c) any other event not exceeding ninety (90) calendar days in duration that: (i) could not have been adequately planned for; and (ii)(A) substantially interferes with or impacts Symetra’s ordinary business operations; or (B) causes substantial increase or decrease in demand for
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Symetra’s products or services or the Services that are provided or that could be provided by ACS under this Agreement.
“Fee Reductions” means the dollar amount by which the Fees will be reduced if ACS fails to achieve any SLR. The methodology for calculating the Fee Reductions is set forth in Schedule 5.
“Fees” means the fees payable by Symetra to ACS hereunder in consideration of ACS’ provision of the Services and Other Services.
“Final Acceptance” is defined in Section 5.2.6(d) of the Agreement.
“Final Acceptance Testing Period” is defined in Section 5.2.6(d) of the Agreement.
“First Contact” means a help desk human operator responds to an Incident or Service Request via telephone, e-mail or web chat.
“First Contact Resolution” means the percentage of in-scope problem calls received during the month by the help desk, resulting in the creation of a ticket that is resolved while the End -User is still on the telephone. Calls received regarding out-of-scope requests and tickets initiated via e-mail or voicemail are excluded from the First Contact Resolution calculation.
“Fixed Charges” means the Annual Services Fees, expressed as a monthly amount.
“For Cause” means the applicable employee committed or participated in actions that are or were dishonest, fraudulent, illegal, unethical, involving insubordination or moral turpitude, or involving disclosure or trade secrets, proprietary information or other forms of confidential information.
“Force Majeure Event” means an act of God, act of governmental body or military authority, fire, explosion, flood, epidemic, riot or civil disturbance, war, sabotage, insurrections, blockades, embargoes, storms or other similar events that are beyond the reasonable control of the affected Party. Notwithstanding the foregoing, “Force Majeure Event” expressly excludes: (a) any event that ACS reasonably could have prevented by any system testing either required to be performed pursuant to the Services or necessary to provide the Services; (b) (i) any single point of failure where ACS was obligated to provide fault tolerant Services; (ii) where fault tolerant architecture was deployed for Symetra notwithstanding the absence of specifying same; or (iii) where a fault tolerant infrastructure or architecture should have reasonably been implemented by ACS; (c) any ACS strike, walkout or other labor shortage; and/or (d) any non-performance of an ACS Subcontractor, regardless of cause (unless due to a Force Majeure Event).
“GAAP” is defined in Section 7.1 of the Agreement.
“GLB” means the Gramm-Leach-Bliley Act, 15 U.S.C. Sections 6801-6809, as the same may be modified, amended or replaced from time to time.
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“Guiding Principles” is defined in Section 1.1 of the Agreement.
“Handover Date” means, with respect to any Service Tower Schedule added by the Parties to the Agreement following the Restatement Date, the date on which ACS is scheduled in the applicable Transition Plan or otherwise to begin providing such Service Tower Services; each such date shall constitute a Critical Milestone.
“Hazardous Materials” means any substances the presence of which requires investigation or remediation under any Environmental Law, or that is or becomes defined as a “hazardous waste,” “hazardous substance,” pollutant or contaminant under any Environmental Law.
“HIPAA” is defined in Section 14.4.1 of the Agreement.
“IMAC” (Install, Move, Add, or Change) means a discrete unit of pre-scheduled work performed to install, remove, relocate, or reconfigure Symetra computing systems and/or telecommunications infrastructure components, including provisioning and deployment of handheld wireless devices such as Blackberry’s, PDA’s, cell phones, etc., which are provided for under this Agreement. The purpose of an IMAC is to provide regular, routine services associated with the supported devices including: installation of a new device; the removal and/or decommissioning of a device from service; the relocation of a device from one physical location to another; a change to the existing configuration of the device that is not a result of resolving an Incident; updating of asset and configuration data; addition of new hardware components or software applications to the device; and, the complete refresh of an existing device to a newer device.
IMAC services are intended to be, on aggregate, consistent in the level of effort and procedures involved to accomplish each task. The implementation of new services and/or technologies is not intended to be accomplished via the IMAC process. Once new services or technologies have been implemented via the Service Request process, IMAC tasks may be used to support the in-scope components covered by this Agreement as they would for other, existing in-scope components.
IMAC tasks will be used to perform routine requests from multiple Service Towers. While the exact scope of work will differ from Service Tower to Service Tower, the scope and usage guidelines presented herein shall define IMAC classification.
“In-Scope Service Request” means a request, in the form set forth in Attachment D, for the performance of work that is not being performed at a particular point in time but that is within the scope of the Services.
“Incident” means a single event requiring an ACS response, typically denoted by an In-Scope Service Request or identification of a problem. Symetra will determine the Severity Level of each reported Incident. ACS will provide Symetra with an escalation procedure (to be approved by Symetra) for resolution of reported Incidents.
“Incident Resolution” means the point at which ACS has responded to an Incident and ACS has either: (a) conducted and successfully completed a Root Cause Analysis on a reported problem
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and appropriately corrected both the results and the cause of the problem; or (b) has provided an appropriate answer to an inquiry or an informational question that is understood by and acceptable to Symetra. In both cases, the Incident is not resolved until Symetra is convinced and satisfied that it has been resolved.
“Indemnified Party” means either the Symetra Indemnitees, in the case of claims, suits or proceedings subject to indemnification by ACS under Section 15.1 of the Agreement, or the ACS Indemnitees, in the case of claims, suits or proceedings subject to indemnification by Symetra under Section 15.2 of the Agreement.

“Indemnifying Party” means ACS, in the case of claims, suits or proceedings subject to indemnification by ACS under Section 15.1 of the Agreement, or Symetra, in the case of claims, suits or proceedings subject to indemnification by Symetra under Section 15.2 of the Agreement.
“Infringement Claim” is defined in Section 15.1.1 of the Agreement.
“Initial Term” is defined in Section 9.1.1 of the Agreement.
“Innovation Proposal” is defined in Section 2.5.4(b) of the Agreement.
“Interest Rate” means the prime rate as published in the Wall Street Journal on the Business Day immediately preceding the date in which interest began to accrue under this Agreement plus one percent (1%).
“IT” means information technology.
“IT Outsourcing Committee” is defined in Section 1.2.1 of the Agreement.
“Key Subcontractors” is defined in Section 18.1 of the Agreement.
“Level” means:
Level 1 — Routine event. Level 1 help desk is the human single point of contact for all technology-related problems (internal applications to shrink-wrapped software; LANs; hardware break/fix and more) and Service Requests. Incidents not resolved at the Level 1 support are passed to Level 2 and/or Level 3 support personnel. Level 1 is involved mostly in Incident management (e.g., including user management, Incident management, password/access security, coordinating IMACs).
Level 2 — Specialized problem or Symetra executives. Level 2 support resolves escalated Incidents that require greater depth of knowledge (e.g., IT service tower subject matter expert), standard desk side support and executive desk side and/or telephone support.
Level 3 — Complex problem. Level 3 support resolves escalated Incidents that require Third Parties such as hardware and software vendors, Symetra technical resources and or other service providers to assist or resolve issues.
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“Local Currency” is defined in Section 6.1.6 of the Agreement.
“Losses” is defined in Section 15.1.1 of the Agreement.
“Malware” means software designed to infiltrate or damage a computer system without the owner’s informed consent. Software is considered malware based on the perceived intent of the creator rather than any particular features. Malware includes computer viruses, worms, Trojan horses, most rootkits, spyware, dishonest adware, crimeware and other malicious and unwanted software.
“Measurement Interval” means the period during which a given SLA is measured (e.g., one (1) month, one (1) year, etc.).
“Monthly At-Risk Amount” means, for each month, [***] percent ([***]%) of the Fees payable in respect of that month (before giving effect to any Fee Reductions and/or Corrective Assessments).
“New Country” is defined in Section 1.3.2 of the Agreement.
“NWSC” means the ACS Northwest Service Center located in Hillsboro, Oregon.
“OES”or “OESs” means operating environment specification(s).
“Original Agreement” is defined in the opening paragraph of the Agreement.
“Original Effective Date” is defined in the opening paragraph of the Agreement.
“Other Services” is defined in Section 6.1.4 of the Agreement.
“Out-of-Scope Service(s)”is defined in Section 2.9.1 of the Agreement.
“Out-of-Scope Work Order” is defined in Section 2.9.1 of the Agreement.
“Party”or “Parties” means, individually or collectively, Symetra and/or ACS.
“Person” means any natural person, corporation, limited liability company, limited liability partnership, general partnership, limited partnership, trust, association, governmental organization or agency, political subdivision, body politic or other legal person or entity of any kind, legally constituted.
“Personal Information Statutes” is defined in Section 14.5 of the Agreement.
“Personnel” means: (a) with respect to Symetra, the employees, representatives, contractors (but specifically excluding ACS and its contractors, including Subcontractors) and agents of Symetra

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
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and its Affiliates; and (b) with respect to ACS, the employees, representatives, contractors, subcontractors and agents of ACS, its Affiliates and its Subcontractors.
“Pricing Band” means [***] percent ([***]%) above or below the applicable Baseline.
“Priority Levels” is synonymous with Severity Levels.
“Problem” means any dispute or problem arising out of or relating to this Agreement, including those that relate to any of the following:
     (a) an alleged failure by either Party to perform its obligations under this Agreement;
     (b) an alleged inadequacy or delay of either Party’s performance under this Agreement;
     (c) a request for products, services or resources, where the Parties disagree whether such products, services or resources are within the scope of the Services (and therefore included in the Fees) or otherwise within the scope of this Agreement; and/or
     (d) a disagreement as to the responsibilities either Party has under this Agreement.
“Procured Technology” is defined in Section 2.4 of the Agreement.
“Rate Differential” is defined in Section 4(b) of Attachment A.
“Records” is defined in Section 7.4.2.2 of the Agreement.
“Receiving Party” means the Party that has received Confidential Information from the other Party or such other Party’s Personnel.
“Relief Event” is defined in Section 2.2.4 of the Agreement.
“Renewal Term” is defined in Section 9.1.2 of the Agreement.
“Replacement Provider” is defined in Section 10.1 of the Agreement.
“Resource Unit” or “RU” means, for each Service described in the applicable Service Tower Schedule, the quantity or number of units of resource included in the Annual Services Fees (e.g., a certain number and type of servers).
“Resources” is defined in Section 2.7 of the Agreement.
“Restatement Date” is defined in the opening paragraph of the Agreement.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
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“RFP” is defined in the Recitals.
“Root Cause Analysis” is a problem analysis process undertaken to identify and quantify the underlying cause(s) of an Incident, and document the necessary corrective actions to be taken to prevent recurring problems and/or trends which could result in problems.
“RRC” means reduced resource credit.
“Rules” is defined in Section 17.2 of the Agreement.
“SAS 70” means the American Institute of Certified Public Accountants’ Statement on Auditing Standards (SAS) No. 70, Reports on the Processing of Transactions of Service Organizations, and any replacement or successor standard.
“SAS 70 Type II Audit” means an audit conducted pursuant to SAS 70 that results in a report that both describes an organization’s description of controls at a specific point in time and includes detailed testing of those controls over a minimum six (6) month period, or any replacement or successor audit standard or process.
“Schedule Time” is the time during which Service is to be operational as designated in the applicable Service Tower Schedule. All references to schedule time (e.g., 0730 hours) in the SLA tables are local time for the point of service.
“SDRM” is synonymous with Service Delivery Reference Manual.
“Secretary” means the Secretary of Health and Human Services, or any replacement or successor body.
“Security Standards” is defined in Section 14.4.2 of the Agreement.
“Self-Help” means automated/electronic means made available directly to End-Users to assist in fulfilling various Service Requests not requiring personal assistance, including the End-User’s ability to track ticket status and enter Service Requests without calling the help desk.
“Service Delivery Reference Manual” is defined in Section 2.6.1 of the Agreement.
“Service Rates” is defined in Section 6.1.4 of the Agreement.
“Service Request” means a service request initiated by a call, an e-mail, or other electronic format regarding a range of support -specific in-scope and out-of-scope service offerings.
“Service Tower” or “Service Tower Services” means each of the categories of Services described in the applicable Service Tower Schedule.
“Service Tower Schedule” means the applicable Schedule 2.
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“Service Level Agreement” means a standard for performance of the Services that has an associated SLR.
“Service Level Requirement” means, for an SLA, the minimum expected level of performance for that SLA.
“Service Level Report” is defined in Section 2.2.2(b) of the Agreement.
“Services” means all of the services, functions and activities in any one or more of the following categories:
     (a) the services described in Schedule 1, Schedules 2A, 2B, 2C, 2D, 2E, 2F, 2G and 2H and in any additional Service Tower Schedules that may be agreed to by the Parties following the Restatement Date;
     (b) any other services specified elsewhere in this Agreement and not designated as Other Services;
     (c) any other IT-related services that are requested by Symetra from time-to-time that do not require additional start-up expenses or the use of additional resources not otherwise required for the performance of the services described in subsections (a), (b), (d) and (e) of this definition;
     (d) any services, functions, responsibilities or tasks not specifically described in this Agreement that are required for the proper performance of any of the foregoing and that are an inherent part of, or a necessary sub-part included within, any of the foregoing; and
     (e) any management, planning and other services that are ancillary to, and appropriate for the performance of, any of the foregoing.
“Severity Levels” (a/k/a “Priority Levels”) are defined categories that identify the degree of business criticality and importance to Symetra of specific Incidents, and the associated ACS response requirements for any such Incident. The following Severity Level table categories and descriptions apply to all Services:

Priority Level	Description
1 — Emergency/Urgent	The problem has caused a complete and immediate work stoppage affecting a primary business process or a broad group of users such as an entire depart- ment, floor, branch, line of business, or external customer. No work around available. Examples: major application problem (e.g., payroll, call center, etc.); severe problem during critical periods (e.g., month-end processing); security violation (e.g., denial of service, widespread virus, etc.).

2 — High	A business process is affected in such a way that business functions are severely degraded, multiple users are impacted or a key customer is affected. A workaround may be available; however, the workaround is not easily sustainable. Examples: major application problem (e.g., Exchange), VIP support.

3 — Medium	A business process is affected in such a way that certain functions are unavailable
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Priority Level	Description
to End Users or a system and/or service is degraded. A workaround may be available. Examples: telecommunications problem (e.g., Blackberry, PBX digital/analog card); workstation problem (e.g., hardware, software).

4 — Low	An incident that has little impact on normal business processes and can be handled on a scheduled basis. A workaround is available. Examples: User requests (e.g., system enhancement); peripheral problems (e.g., network printer); preventative maintenance benchmarks.
“Shared Resources” is defined in Section 2.5.6 of the Agreement.
“SL1 (Storage Level 1)” means SAN storage based upon a utility pricing model that is subject to storage SLAs requiring data set restoration to commence within three (3) hours or less following a request. SL1 applies to both mainframe and midrange/server systems.
“SL2 (Storage Level 2)” means SAN storage based upon a utility pricing model that is subject to storage SLAs requiring data set restoration to commence within eight (8) hours or less following request. . SL2 applies to both mainframe and midrange/server systems.
“SLA” is synonymous with Service Level Agreement.
“SLR” is synonymous with Service Level Requirement.
“Software” means the Symetra Software and/or the ACS Software, as applicable.
“Software Enhancements” means, in respect of any Software, any modification, enhancement, update, upgrade, new release, new version, error correction, patch, bug fix and/or any other Derivative Works thereof.
“SOP”or “SOPs” means standard operating procedure(s).
“SOX Laws” means the Sarbanes-Oxley Act of 2002, applicable rules and regulations issued by the U.S. Securities and Exchange Commission and applicable rules and regulations of the Public Company Accounting Oversight Board including, without limitation, provisions relating to internal controls over financial reporting, as any of the foregoing may have been and/or may be amended from time to time.
“Spec Sheet” means the Symetra Program Service Level Metrics document that reflects the Parties’ mutually agreed upon performance metrics, including the formula, measurement intervals, and measurement tools, for determining ACS’ performance respecting each SLA’s SLR. The Spec Sheet may be updated from time to time upon written agreement of the Parties.
“Speed-to-Answer” means the total elapsed time from the point that the help desk automated call director (ACD) call circuitry places a call into queue until a human operator picks up the call.
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“Subcontractor” means, subject to the terms of Section 18.1, any Person other than ACS including, without limitation, any ACS Affiliate, that provides Services to Symetra pursuant to an agreement (whether oral or written) with ACS.
“Substantially Dedicated Resources” means those ACS Personnel that dedicate fifty percent (50%) or more of their work time to providing Services, all of whom shall be identified periodically by ACS pursuant to the requirements set forth in Section 3.1.2 of the Agreement.
“Symetra” is defined in the opening paragraph of the Agreement.
“Symetra Cap” is defined in Section 11.1 of the Agreement.
“Symetra Competitors” means the entities set forth in Addendum 1 to this Attachment P. Either Party may propose from time to time following the Restatement Date to modify the list of Symetra Competitors to include (or exclude) any other insurance and/or financial services company that markets annuities, life insurance, disability insurance, medical excess loss insurance, and/or limited benefit health insurance through independent agents. If the other Party objects to any proposed modification to Addendum 1 to this Attachment P, the Problem resolution procedures set forth in Article 17 of the Agreement shall apply.
“Symetra Confidential Information” means all records, data and other information of Symetra and/or its Affiliates that is disclosed to ACS Personnel, whether in tangible, intangible and/or oral form, and whether in written form or readable by machine, including, without limitation:
     (a) all Symetra Data;
     (b) all financial information, personnel information, customer information, reports, documents, correspondence, plans and specifications relating to Symetra and/or its Affiliates;
     (c) all technical information, materials, data, reports, programs, documentation, diagrams, ideas, concepts, techniques, processes, inventions, knowledge, know-how, and trade secrets, developed or acquired by Symetra and/or its Affiliates, including Work Product;
     (d) any information that Symetra Personnel identifies to ACS as confidential by a stamp or other similar notice; and
     (e) all other records, data or information collected, received, stored or transmitted in any manner connected with the provision of Services hereunder.
Symetra Confidential Information shall not include information that ACS can demonstrate was: (f) at the time of disclosure to ACS Personnel, in the public domain; (g) after disclosure to ACS Personnel, published or otherwise made a part of the public domain through no fault of ACS Personnel; (h) in the possession of ACS Personnel at the time of disclosure, if the ACS Personnel was not then under an obligation of confidentiality with respect thereto; (i) received after disclosure
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by Symetra Personnel to ACS Personnel from a Third Party who had a lawful right to disclose such information to ACS Personnel; or (j) independently developed by ACS Personnel without reference to Symetra Confidential Information. For purposes of this provision, information is in the public domain if it is generally known (through no fault of ACS Personnel) to Third Parties who are not subject to nondisclosure restrictions with respect to such information.
“Symetra Data” means, in or on any media or other form of any kind: (a) all data that is in the possession of Symetra and/or its Affiliates, and all data concerning or indexing such data (regardless of whether or not owned by Symetra and/or its Affiliates or generated or compiled by Symetra and/or its Affiliates); (b) all personal data, meaning any information relating to an identified or identifiable natural person who can be identified, directly or indirectly, including sensitive data (as defined in the Act) which is under, or subject to or intended to be subject to processing (as defined in the Act) by ACS pursuant to this Agreement; and (c) all other records, data, files, input materials, reports, forms and other such items that may be received, computed, developed, used or stored by ACS Personnel from, for or on behalf of Symetra and/or any of its Affiliates, or in connection with the Services.
“Symetra Equipment” means the Symetra-Owned Equipment and/or the Symetra-Leased Equipment, as applicable.
“Symetra Facilities” is defined in Section 4.7.1 of the Agreement.
“Symetra Holidays” are: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
“Symetra Indemnitees” means Symetra and its Affiliates, and each of their respective directors, officers, employees, attorneys, agents, representatives, consultants, successors and assigns.
“Symetra Laws” is defined in Section 14.1 of the Agreement.
“Symetra-Leased Equipment” is defined in Section 4.1.1 of the Agreement.
“Symetra-Owned Equipment” is defined in Section 4.1.1 of the Agreement.
“Symetra Project Executive” is defined in Section 1.2.2 of the Agreement.
“Symetra Service Delivery Manager” is defined in Section 1.2.3 of the Agreement.
“Symetra Sites” is defined in Section 2.2.3 of the Agreement.
“Symetra Software” means the Category 3 Software, the Category 4 Software and the Category 6 Software, as applicable.
“System Testing” means, for purposes of Schedule 2G, user acceptance testing (UAT) of output enhancements or additions, including validation of forms output design and layout, validation of ingestion into E2 Vault and/or iProof, and online viewing and handling of ingested output.
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“Technology Plan” is defined in Section 2.5.4 of the Agreement.
“Term” means the Initial Term and any Renewal Terms.
“Termination Date” means 11:59 p.m. on the last day of the Disentanglement Period.
“Termination Fee” is defined in Section 9.2.1 of the Agreement.
“Termination Notice” means a written notice of termination delivered by one Party to the other in accordance with the terms of the Agreement.
“Third Party” means a person or entity other than the Parties and their respective Affiliates.
“Third-Party Resources” is defined in Section 2.7 of the Agreement.
“Third-Party Works” is defined in Section 12.1.5 of the Agreement.
“Transition Plan” is defined in Section 2.3.1 of the Agreement.
“Triggering Event” is defined in Section 9.2.1 of the Agreement.
“UCITA” is defined in Section 19.14 of the Agreement.
“Underlying Works” means all works of authorship fixed in any tangible medium of expression that: (a) had already been conceived, invented, created or acquired by ACS or its Personnel prior to the Original Effective Date and that were not conceived, invented or created for Symetra’s use or benefit in connection with this Agreement; or (b) are conceived, invented, created or acquired by ACS or its Personnel after the Original Effective Date, but only to the extent such works of authorship do not constitute Work Product. An Underlying Work includes all intermediate and partial versions thereof, as well as all source code, object code, documentation, formulae, processes, algorithms, designs, specifications, inventions, discoveries, concepts, improvements, materials, program materials, software, flow charts, notes, outlines, lists, compilations, manuscripts, writings, pictorial materials, schematics, apparatus, methods, techniques, other creations, and the like, whether or not patented or patentable or otherwise protectable by law.
“Variable Charges” means charges that vary in amount from month to month including, without limitation, ARCs and RRCs, telephone usage charges and the like.
“Weighting Factor” means, for any SLA, the percentage factor that is applied to the Monthly At-Risk Amount for purposes of calculating Fee Reductions in the event of any failure with respect to that SLA during a given Measurement Interval. The Table attached to Schedule 5 specifies the Weighting Factor for each SLA as of the Restatement Date.
“Work Product” means all works of authorship fixed in any tangible medium of expression (including, without limitation, computer programs), and all intermediate and partial versions
ATTACHMENT P

thereof, as well as all source code, object code, documentation, formulae, processes, algorithms, designs, specifications, inventions, discoveries, concepts, improvements, ideas, know-how, techniques, materials, program materials, software, flow charts, notes, outlines, lists, compilations, manuscripts, writings, pictorial materials, schematics, apparatus, methods, techniques, other creations, and the like, whether or not patented or patentable or subject to copyright, or otherwise protectable by law, that are created, invented or conceived for the use or benefit of Symetra in connection with this Agreement: (a) by any ACS personnel, any Symetra personnel, where “personnel” includes employees, contractors (including, in the case of ACS, Subcontractors), agents and the like; (b) any Person who was an employee of Symetra and then became an employee of ACS or any of its contractors (including Subcontractors) or agents, where, although creation or reduction-to-practice is completed while the Person is an employee of ACS or such contractors (including Subcontractors) or agents, any portion of the same was created, invented or conceived by such Person while an employee of Symetra.
ATTACHMENT P

ADDENDUM 1
SYMETRA COMPETITORS
1.	AIG Life Group

2.	Hartford Life Group

3.	Metropolitan Life & Affiliated

4.	AXA Equitable Group

5.	AEGON USA Inc. (including Transamerica)

6.	Allianz Insurance Group

7.	Manulife Financial

8.	Genworth Financial Group

9.	Allstate Financial (including Lincoln Benefit Life)

10.	ING Group

11.	New York Life Group

12.	Pacific Life Group

13.	Ameriprise Financial

14.	Citigroup

15.	Jackson National Group

16.	Lincoln National Group (including Jefferson-Pilot Corp.)

17.	John Hancock Financial Svs Group

18.	Prudential of America Group

19.	MassMutual Financial Group

20.	Northwestern Mutual Group

21.	Sun Life Financial Group

22.	Sammons Financial Group

23.	American National Group

24.	Thrivent Financial Lutherns

25.	Old Mutual US Life Holdings

26.	Western & Southern Life Group

27.	Phoenix Life Group

28.	AmerUs Group

29.	Ohio National Life Group

30.	AFLAC Incorporated Group

31.	Guardian Life

32.	American Equity Investment Grp.

33.	Principal Life Insurance Co.

34.	Assurant

35.	Security Benefit Group

36.	TIAA Group

37.	Conseco Insurance Group

38.	Nationwide Life Insurance Companies

39.	Protective Life

40.	Riversource

41.	Integrity Life
ADDENDUM 1 TO ATTACHMENT P

ADDENDUM 2
ACS COMPETITORS
1.	Acxiom Corporation - print

2.	CGI Group

3.	Computer Sciences Corporation/CSC

4.	Cognizant

5.	EDS, an HP Company

6.	Fujitsu America, Inc.

7.	HCL Technologies, Ltd

8.	Hewlett-Packard Development Company, L.P.

9.	IBM Corporation International Business Machines Corp.

10.	ITC Infotech

11.	Infosys Technologies

12.	LASON Inc - print

13.	L&T (Larsen & Toubro)

14.	Mahindra Satyam

15.	Perot Systems Corporation

16.	SOURCECORP, Inc - print

17.	Unisys Corporation

18.	Wipro Technologies

19.	Xerox Corporation - print
ADDENDUM 2 TO ATTACHMENT P

ATTACHMENT Q
APPROVED AUDITORS
1.	KPMG

2.	Ernst & Young

3.	PricewaterhouseCoopers

4.	Deloitte
If any of the above-listed firms becomes an ACS Competitor, then such firm shall be excluded from the foregoing list of approved auditors as long as such firm remains an ACS Competitor.
ATTACHMENT Q

ATTACHMENT R
SERVICE DELIVERY REFERENCE MANUAL CONTENTS
The following provides the ACS table of contents template for ACS service delivery reference manuals. The minimally required contents for the Service Delivery Reference Manual to be delivered for Symetra shall include the following as well as the content required by the terms of Section 2.6.2 of the Agreement.

1. General. Fee Reductions and Corrective Assessments are designed to encourage the consistent and timely delivery of Services and value to Symetra. Fee Reductions are not intended to compensate Symetra for damages, but rather to estimate the diminished value of the Services actually provided. The goal of Fee Reductions and Corrective Assessments is not to penalize ACS, but to provide a greater incentive to achieve the Agreement’s stated objectives and focus ACS on Symetra’s critical needs	1
2. SLAs	1
       2.2  Fee Reductions. The Fee Reductions for ACS’ failure to achieve any SLR shall be equal to the product of: (a) the Monthly At-Risk Amount, multiplied by (b) the Weighting Factor for the SLR that was missed. For example, given the following assumptions: (c) the Fees in the applicable month are One Million Dollars ($1,000,000); (d) the Monthly At-Risk Amount therefore equals [***] Dollars ($[***]) ([***] percent ([***]%) of the Fees for that month); and (e) an SLR failure occurs with respect to an SLA having a [***] percent ([***]%) Weighting Factor, Fee Reductions would be calculated as follows:
1
2.3 Earn-Back Rights. ACS may earn back [***] percent ([***]%) of any Fee Reductions earned in respect of an SLA that has a Weighting Factor that is less than [***] percent ([***]%) if the SLR for that SLA is achieved for three (3) consecutive Measurement Intervals following the Measurement Interval in which the last failure to comply with that SLR occurred	1
OPTIONAL/ALTERNATE STANDARD CHAPTERS	8

2.3 Earn-Back Rights. ACS may earn back [***] percent ([***]%) of any Fee Reductions earned in respect of an SLA that has a Weighting Factor that is less than [***] percent ([***]%) if the SLR for that SLA is achieved for three (3) consecutive Measurement Intervals following the Measurement Interval in which the last failure to comply with that SLR occurred.	1
OPTIONAL/ALTERNATE STANDARD CHAPTERS	8

3 Request for Service
3.1 Objectives and Scope
3.2 Service Request Summary
3.2.1 RFS Tracking Tools

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
ATTACHMENT R

3.2.2 Conversion to Change Request
3.2.3 Out-of-Scope Request
3.3 End-User Requests
3.3.1 Register and Approve
3.3.2 Assess and Plan
3.3.3 Implement
3.3.4 Close
3.4 CLIENT Service Requests to ACS
3.4.1 Register and Approve
3.4.2 Assess Request
3.4.3 Prioritize and Plan
3.4.4 Evaluate Contract/Estimate Cost
3.4.5 Implement Request
3.4.6 Close Request
3.4.7 Reporting the Request Status

4 Project Management
4.1 Overview of Project Management
4.2 Project Management
4.2.1 Objectives
4.2.2 Scope
4.2.3 Frequency or Triggers
4.2.4 Guidelines and Policies
4.2.5 Assumptions
4.2.6 Diagram
4.2.7 Roles and Responsibilities
4.2.8 Tasks
4.2.9 Touch Points
4.3 Direct and Manage Project Execution
4.3.1 Objectives
4.3.2 Scope
4.3.3 Frequency or Triggers
4.3.4 Guidelines and Policies
4.3.5 Assumptions
4.3.6 Diagram
4.3.7 Roles and Responsibilities
4.3.8 Tasks
4.3.9 Touch Points
4.4 Project Closure
4.4.1 Objectives
4.4.2 Scope
4.4.3 Frequency or Triggers
4.4.4 Guidelines and Policies
4.4.5 Assumptions
4.4.6 Diagram
4.4.7 Roles and Responsibilities
ATTACHMENT R

4.4.8 Tasks
4.4.9 Touch Points

5 Incident Management
5.1 Objectives and Scope
5.2 Managing Incidents
5.2.1 Guidelines
5.2.2 Knowledgebase and Call Lists
5.2.3 Assigning Tickets
5.2.4 Priority Matrix/Severity Levels
5.3 Managing and Escalating SEV1 and SEV2 Incidents
5.3.1 Contacting On-Call Support
5.3.2 Notification Timeline
5.3.3 Downgrading a SEV1 Ticket
5.4 Working Incidents to Resolution and Closure
5.4.1 Resolution
5.4.2 Closing Tickets
5.4.3 Reopening Closed Tickets
5.5 Measuring and Reporting Incident Activity
5.6 Incident Management Process
5.7 Situation Management
5.8 Incident Process Relationship Management

6 Problem Management
6.1 Objectives and Scope
6.2 Roles and Responsibilities
6.2.1 ACS Account Team
6.2.2 Problem Owner
6.2.3 Senior Management
6.3 Problem Management Process Overview
6.4 Root Cause Analysis

7 Change Management
7.1 Objectives and Scope
7.2 Change Management Process Overview
7.3 Roles and Responsibilities
7.4 Types of Change
7.4.1 Planned Change
7.4.2 Emergency Change
7.4.3 Quick Change
7.5 Change Assessment
7.5.1 Priority Assessment
7.6 Change Reporting
7.7 Closing a Change
7.8 Change Control Cycle Overview
ATTACHMENT R

8 Release Management
8.1 Objectives and Scope
8.2 Release Management Process Overview
8.2.1 Release Class
8.2.2 Emergency Releases
8.2.3 Change Management
8.2.4 Release Management Overview Diagram
8.3 Roles and Responsibilities
8.4 Release Management Process
8.4.1 Release Management Process Diagram
8.4.2 Process Workflow Description
8.5 Release Management Activities
8.5.1 Planning
8.5.2 Building
8.5.3 Testing
8.5.4 Preparing
8.5.5 Deploying
8.5.6 Reviewing
8.6 Emergency Release Procedure
8.7 Release Management Reports

9 Financial Management
9.1 Objectives and Scope
9.2 Invoicing
9.2.1 Base Fee Invoice
9.2.2 Adjustments Invoice
9.2.3 Transition Invoice
9.2.4 Credits
9.2.5 Invoicing Process
9.3 Pricing
9.4 Procurement
9.5 Contract Modifications
9.6 Benchmarking
9.6.1 Roles and Responsibilities
9.6.2 Benchmarking Process
9.6.3 Replacing a Benchmarker

10 Capacity Management
10.1 Objectives and Scope
10.2 Capacity Management Process
10.3 Roles and Responsibilities
10.4 Capacity Management Process Overview
10.5 Developing the Capacity Plan
10.5.1 Capacity Plan Process
10.5.2 Identify Planned Projects
10.5.3 Prepare Capacity Documentation
ATTACHMENT R

10.5.4 Determine Adequate Capacity
10.5.5 Perform Predictive Analysis
10.5.6 Identify Service Upgrades
10.5.7 Evaluate Requests for Change and External Changes
10.5.8 Evaluate New Technologies and Techniques
10.5.9 Review Capacity Plans
10.6 Monitoring and Analyzing Capacity
10.6.1 Monitor Service Capacity
10.6.2 Perform Predictive Analysis
10.6.3 Report Measurements
10.7 Tuning and Maintaining Performance
10.7.1 Tuning Performance
10.7.2 Maintaining Performance
10.8 Measuring, Monitoring, and Reporting
10.8.1 Measure Capacity
10.8.2 Monitor Capacity
10.8.3 Report Capacity
10.9 Key Performance Indicators (KPIs)

11 Configuration Management
11.1 Objectives and Scope
11.2 Configuration Management Process Overview
11.3 Roles and Responsibilities
11.4 Configuration Items (CIs)
11.4.1 Configuration Management Database (CMDB)
11.4.2 CI to CI Relationships
11.4.3 CMDB Data
11.5 Adding, Updating, and Auditing CIs
11.6 ServiceCenter and AssetCenter
11.7 CI Tracking Services
11.7.1 Inventory
11.7.2 Audits
11.7.3 Software CI Management

12 Availability Management
12.1 Objectives and Scope
12.2 Availability Management Overview
12.2.1 Planning
12.2.2 Improving
12.2.3 Reporting
12.2.4 Process Illustration
12.3 Roles and Responsibilities
12.4 Availability Management Process
12.5 Availability Planning
12.5.1 Identifying Requirements
12.5.2 Designing for Availability
ATTACHMENT R

12.6 Improving Availability
12.6.1 Maintaining and Reviewing Availability Requirements
12.6.2 Developing Availability Plans
12.7 Availability Reporting

13 IT Service Continuity Management
13.1 Objectives and Scope
13.2 ITSCM Process Overview
13.3 Touch Points
13.3.1 ITIL Touch Points
13.3.2 ACS/PHHS Touch Points
13.4 Roles and Responsibilities
13.5 Disaster Recovery Plan
13.5.1 PHHS Recovery
13.5.2 Data Center Recovery
13.5.3 Support Recovery
13.6 Disaster Recovery Exercise

14 Information Security Management
14.1 Objectives and Scope
14.2 Information Security Management Overview
14.3 Roles and Responsibilities
14.4 Logical Security
14.4.1 User IDs
14.4.2 Password Policies
14.4.3 Access Standards
14.4.4 Authority Levels
14.5 Automated Monitoring and Detection
14.5.1 Monitoring Access and Use
14.5.2 ACS Intrusion Detection Systems
14.6 Data/Information Policies
14.6.1 Dual Control/Segregation of Duties
14.6.2 Internal/External Audit Support
14.7 Change Control and Security
14.8 Security Incident Policies
14.8.1 Reportable Security Incident Definition
14.8.2 Incident Notification
14.8.3 Incident Mitigation and Investigation
14.8.4 General Investigation
14.8.5 HIPAA Considerations
14.8.6 Other Security Incidents
14.9 Policies Governing Business Unit Security Plans
14.9.1 Virus Incidents
14.9.2 Information Technology Security
14.9.3 Malicious Denial of Service Attacks
14.10 Physical Security
ATTACHMENT R

14.11 Exceptions
14.12 Violations
14.13 References

15 Service Desk
15.1 Objectives and Scope
15.2 Working Incidents from First Contact to Resolution
15.2.1 Managing Call Routing
15.2.2 Preparing to Handle Incidents
15.2.3 Receiving a Call and Opening a Call Record
15.2.4 Identifying Authorized Users
15.2.5 Defining Incident or Specifying Request
15.2.6 Resolving Incident on First Contact
15.2.7 Assigning Incident Record to Level 2 Resolution Services
15.2.8 Determining Incident Severity and Priority
15.2.9 Handling Critical/SEV 1 and High/SEV 2 Incidents
15.3 Functional Support Group Assignment
15.4 Monitoring Queues
15.5 Monitoring the Outlook Public Folder
15.6 Working an Incident Reported by Email
15.6.1 Email Incident Process
15.6.2 Documenting Incidents Worked
15.7 Service Desk Relationship Management
15.8 Customer Satisfaction
15.9 Third Parties
15.10 Voicemails
15.11 Web Portal Incident/Requests
15.12 Request Validation
15.13 Instant Messaging Chat with Functional Support Groups

16 Service Reporting
16.1 Objectives and Scope
16.2 Roles and Responsibilities
16.3 Service Reports
16.4 Service Reporting Overview
16.4.1 Report Content and Production
16.4.2 Report Frequency
16.4.3 Report Distribution
16.5 Key Performance Indicators

17 Supplier Management
17.1 Objective and Scope
17.2 Supplier Management Overview
17.3 Roles and Responsibilities
17.4 Contract/Subcontract Management
17.4.1 Third-Party Contract Development
ATTACHMENT R

17.4.2 Coordination
17.4.3 Maintenance
17.4.4 Change Control
17.4.5 End of Service
17.5 Multiple Suppliers
17.6 CLIENT Third-Party Suppliers

OPTIONAL/ALTERNATE STANDARD CHAPTERS

16 Training Services
16.1 Desktop Training
16.1.1 New User Setup Training
16.1.2 Additional Training Support
16.1.3 Changes to Desktop Tools or Versions
16.2 iStar and ServiceCenter Application Enhancements
16.2.1 Notifications
16.2.2 Training Materials and Delivery
16.2.3 Training Lead Time
ATTACHMENT R

ATTACHMENT S
BACKGROUND CHECKS
ACS Personnel in the United States
Criminal background check: seven (7)-year check for felonies and misdemeanors for all places of residence during the seven (7)-year period preceding the date of the check.
ACS Personnel in Malaysia
Identity check (full name, address, date of birth, ID); verification of employment history, education, references, PTPTN (higher education), criminal background, driving record; character assessment, credit and bankruptcy search.
Criminal background check: 7 to 10 years for felonies and misdemeanors for all places of residence during the seven (7)-year period preceding the date of the check.
ACS Personnel in India
Education (highest qualification obtained) and employment background (last three (3) employers for director level and above; last two (2) employers for positions below director). At Symetra’s request, ACS will check the candidate’s criminal history at the local police station.
ACS Personnel in Mexico
Criminal histories provided by candidate, certified by and obtained directly from the police department; professional references.
ATTACHMENT S